Putnam
Variable
Trust


ANNUAL REPORT
December 31, 2002


* Putnam VT American Government Income Fund
* Putnam VT Capital Appreciation Fund
* Putnam VT Diversified Income Fund
* Putnam VT The George Putnam Fund of Boston
* Putnam VT Global Asset Allocation Fund
* Putnam VT Global Equity Fund*
* Putnam VT Growth and Income Fund
* Putnam VT Growth Opportunities Fund
* Putnam VT Health Sciences Fund
* Putnam VT High Yield Fund
* Putnam VT Income Fund
* Putnam VT International Growth Fund**
* Putnam VT International Growth and Income Fund
* Putnam VT International New Opportunities Fund
* Putnam VT Investors Fund
* Putnam VT Money Market Fund
* Putnam VT New Opportunities Fund
* Putnam VT New Value Fund
* Putnam VT OTC & Emerging Growth Fund
* Putnam VT Research Fund
* Putnam VT Small Cap Value Fund
* Putnam VT Utilities Growth and Income Fund
* Putnam VT Vista Fund
* Putnam VT Voyager Fund
* Putnam VT Voyager Fund II***

  * Formerly Putnam VT Global Growth Fund.

 ** Effective April 30, 2003, the fund will change its name to Putnam VT International Equity Fund.

*** Effective April 30, 2003, the fund will change its name to Putnam VT
    Discovery Growth Fund.

A series of mutual fund portfolios for variable insurance investors

[SCALE LOGO OMITTED:

To the shareholders of Putnam Variable Trust

The 12 months ended December 31, 2002, were marked by the continued volatility across asset classes that has been present throughout the current bear market. We believe that economic growth in the United States has been generally resilient during the period despite the threat of war and terrorism, corporate governance and accounting scandals, and low investor confidence. The financial markets, however, have not fared as well. The effects of the emergency economic stimulus packages the U.S. government rolled out in the wake of September 11 were able to buoy the markets through the first quarter of 2002, after which the technology and telecommunications bubbles in the stock markets continued to flatten. Investors subsequently resumed a flight to quality, and stock markets across the board continued to decline. During the third quarter of 2002, investors sought to avoid risk at almost any cost as the equity markets posted a significant loss. It marked a pattern historically consistent with bear market cycles, and true to this form, equities posted a moderate gain in the fourth quarter. It was not enough, however, to make up for the losses of the previous six months. Fixed-income securities outperformed equities by a broad margin for the year, while higher-quality bonds outperformed higher-yielding bonds.

EQUITIES

* United States During the first quarter of 2002, it appeared as if the economic recovery the Federal Reserve Board had attempted to spark in 2001 with a historic series of interest rate cuts may have finally begun taking hold. However, as technology stocks continued to slide in the second quarter and more corporate accounting scandals came to light, investor sentiment declined so much that companies carrying typical levels of financial risk saw their stock prices fall further. Small-cap stocks and value stocks outperformed their counterparts over this portion of the period, and as a result, for the year.

* Europe European economies by and large followed the same trajectory as the United States markets, suffering their worst losses during the middle of the year. A weakening U.S. dollar helped relative returns on a local level; the dollar lost about 10% for the year versus the euro and about 18% versus the British pound in 2002. Many European central banks made rate cuts during the year, which gave a much-needed boost to some European economies. The move was generally beneficial to companies, and helped limit fund losses. Nonetheless, oil price fluctuations and the potential for disruptions in distribution due to the continued conflict in the Middle East (and possibility of an escalation in the near future) have adversely affected the markets in Europe, which rely heavily on the Middle East to supply its oil.

* Asia and emerging markets Asian markets, which have generally underperformed their European and U.S. counterparts for the past several years, experienced smaller declines than other world markets during the course of the year. Overall, emerging equity markets dropped roughly 8% in 2002, and as a result outperformed other equity markets. Asian markets were the strongest performers in this category, where corporate and economic fundamentals generally appear solid.

FIXED INCOME

* United States During 2002, bonds outperformed stocks by one of the widest margins in history. Investors seeking the relative safety of fixed-income investments valued higher-quality issues over higher-yielding securities. However, high-quality corporate bonds felt the effects of investor skepticism, after the Enron and WorldCom bankruptcies led to defaults on their bond issues. Treasuries enjoyed extremely high demand and in turn offered unusually low yields. The mortgage- and asset-backed sectors did not enjoy the same demand due to a number of factors, including the continued drop in long-term mortgage rates.

* Global Sovereign credit (bonds issued by various governments) outperformed corporate credit on a global level. Europe was a solid market for fixed-income government securities, especially in Germany, France, Italy, and Sweden. The United Kingdom's economy had been more robust than the rest of continental Europe, for the most part, and its bond market was somewhat less attractive. Japan and Latin America were difficult sectors for bond-market investing during 2002 as their economies overall, along with corporate and government cash flows, remain relatively unstable.

* High yield Investors were generally unwilling to accept the risk associated with higher-yielding securities over the past 12 months. High-yield bonds tend to be more affected by oil price shocks than investment-grade securities, and fixed-income investors demonstrated little desire to expose their assets to such risk in an environment where war with Iraq appeared, at the time of this report, to be a distinct possibility. The extremely high demand for Treasuries, money market funds, and other safer-haven investments further detracted from the high-yield sector's performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change.



PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/02)                                         Five years                  10 years                       Life
Putnam VT -- Class IA shares            1 year    Cumulative    Annualized    Cumulative    Annualized    Cumulative    Annualized
----------------------------------------------------------------------------------------------------------------------------------
American Government Income Fund           8.98%           --%           --%           --%           --%        30.51%[l]      9.56%
...................................................................................................................................
Capital Appreciation Fund               -22.13            --            --            --            --        -39.10 [m]    -19.72
...................................................................................................................................
Diversified Income Fund                   6.20         10.76          2.06            --            --         51.03 [f]      4.54
...................................................................................................................................
The George Putnam Fund of Boston         -8.57            --            --            --            --          4.51 [i]      0.95
...................................................................................................................................
Global Asset Allocation Fund            -12.30         -3.03         -0.61         91.66          6.72        201.12 [c]      7.67
...................................................................................................................................
Global Equity Fund [a]                  -22.16        -17.55         -3.79         67.57          5.30         78.97 [d]      4.70
...................................................................................................................................
Growth and Income Fund                  -18.79         -3.40         -0.69        129.20          8.65        344.46 [c]     10.52
...................................................................................................................................
Growth Opportunities Fund               -29.38            --            --            --            --        -62.50 [l]    -28.56
...................................................................................................................................
Health Sciences Fund                    -20.21            --            --            --            --         -6.02 [i]     -1.32
...................................................................................................................................
High Yield Fund                          -0.52         -5.55         -1.13         70.75          5.50        177.46 [c]      7.08
...................................................................................................................................
Income Fund [b]                           8.09         33.09          5.88         91.93          6.74        205.02 [c]      7.76
...................................................................................................................................
International Growth Fund               -17.60         12.89          2.45            --            --         31.09 [h]      4.62
...................................................................................................................................
International Growth and Income Fund    -13.67         -3.77         -0.76            --            --         14.94 [h]      2.35
...................................................................................................................................
International New Opportunities Fund    -13.46        -10.86         -2.27            --            --        -10.95 [h]     -1.92
...................................................................................................................................
Investors Fund                          -23.68            --            --            --            --        -28.78 [i]     -7.02
...................................................................................................................................
Money Market Fund                         1.46         23.40          4.29         53.56          4.38        109.67 [c]      5.09
...................................................................................................................................
New Opportunities Fund                  -30.29        -24.02         -5.35            --            --         61.77 [g]      5.71
...................................................................................................................................
New Value Fund                          -15.44         14.35          2.72            --            --         34.47 [h]      5.06
...................................................................................................................................
OTC & Emerging Growth Fund              -32.06            --            --            --            --        -58.59 [i]    -17.21
...................................................................................................................................
Research Fund                           -22.06            --            --            --            --         -5.07 [j]     -1.22
...................................................................................................................................
Small Cap Value Fund                    -18.06            --            --            --            --         25.12 [k]      6.30
...................................................................................................................................
Utilities Growth and Income Fund        -23.83        -20.34         -4.45         62.06          4.95         73.57 [e]      5.31
...................................................................................................................................
Vista Fund                              -30.44        -18.67         -4.05            --            --          0.21 [h]      0.04
...................................................................................................................................
Voyager Fund                            -26.34         -5.79         -1.18        127.18          8.55        389.27 [c]     11.23
...................................................................................................................................
Voyager Fund II                         -29.32            --            --            --            --        -64.80 [m]    -37.02
----------------------------------------------------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment returns and principal values will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected.

[a] Prior to October 1, 2002, the underlying fund operated as Putnam VT Global Growth Fund.

[b] Prior to April 9, 1999, the underlying fund operated as Putnam
    VT U.S. Government and High Quality Bond Fund.

[c] Commencement of operations: February 1, 1988.

[d] Commencement of operations: May 1, 1990.

[e] Commencement of operations: May 4, 1992. The fund's inception date was May 1, 1992.

[f] Commencement of operations: September 15, 1993.

[g] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[h] Commencement of operations: January 2, 1997. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[i] Commencement of operations: April 30, 1998. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: September 30, 1998. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[k] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[l] Commencement of operations: February 1, 2000. An expense limitation was in effect for Putnam VT American Government Income Fund during the period; without the limitation, total return would have been lower.

[m] Commencement of operations: September 29, 2000.




PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/02)                                         Five years                  10 years                       Life
Putnam VT -- Class IB shares            1 year    Cumulative    Annualized    Cumulative    Annualized    Cumulative    Annualized
----------------------------------------------------------------------------------------------------------------------------------
American Government Income Fund           8.77%           --%           --%           --%           --%        29.89% [l]     9.38%
...................................................................................................................................
Capital Appreciation Fund               -22.35            --            --            --            --        -39.43 [m]    -19.91
...................................................................................................................................
Diversified Income Fund                   6.03          9.74          1.88            --            --         48.60 [f]      4.35
...................................................................................................................................
The George Putnam Fund of Boston         -8.75            --            --            --            --          3.76 [i]      0.79
...................................................................................................................................
Global Asset Allocation Fund            -12.46         -3.44         -0.70         89.47          6.60        195.54 [c]      7.54
...................................................................................................................................
Global Equity Fund [a]                  -22.39        -18.31         -3.96         64.85          5.13         75.30 [d]      4.53
...................................................................................................................................
Growth and Income Fund                  -18.99         -4.26         -0.87        125.40          8.47        334.14 [c]     10.35
...................................................................................................................................
Growth Opportunities Fund               -29.49            --            --            --            --        -62.70 [l]    -28.69
...................................................................................................................................
Health Sciences Fund                    -20.34            --            --            --            --         -6.68 [i]     -1.47
...................................................................................................................................
High Yield Fund                          -0.85         -6.29         -1.29         68.16          5.33        171.38 [c]      6.92
...................................................................................................................................
Income Fund [b]                           7.89         32.05          5.72         89.11          6.58        198.39 [c]      7.61
...................................................................................................................................
International Growth Fund               -17.75         11.91          2.28            --            --         29.81 [h]      4.45
...................................................................................................................................
International Growth and Income Fund    -13.77         -4.28         -0.87            --            --         14.10 [h]      2.22
...................................................................................................................................
International New Opportunities Fund    -13.63        -11.52         -2.42            --            --        -11.79 [h]     -2.07
...................................................................................................................................
Investors Fund                          -23.87            --            --            --            --        -29.42 [i]     -7.19
...................................................................................................................................
Money Market Fund                         1.20         22.32          4.11         52.29          4.30        108.60 [c]      5.05
...................................................................................................................................
New Opportunities Fund                  -30.51        -24.74         -5.53            --            --         59.36 [g]      5.53
...................................................................................................................................
New Value Fund                          -15.60         13.47          2.56            --            --         33.29 [h]      4.91
...................................................................................................................................
OTC & Emerging Growth Fund              -32.22            --            --            --            --        -58.90 [i]    -17.35
...................................................................................................................................
Research Fund                           -22.20            --            --            --            --         -5.81 [j]     -1.40
...................................................................................................................................
Small Cap Value Fund                    -18.27            --            --            --            --         24.20 [k]      6.09
...................................................................................................................................
Utilities Growth and Income Fund        -24.09        -21.04         -4.62         59.52          4.78         70.58 [e]      5.14
...................................................................................................................................
Vista Fund                              -30.60        -19.31         -4.20            --            --         -0.70 [h]     -0.12
...................................................................................................................................
Voyager Fund                            -26.53         -6.64         -1.36        123.50          8.37        377.92 [c]     11.06
...................................................................................................................................
Voyager Fund II                         -29.58            --            --            --            --        -65.00 [m]    -37.18
...................................................................................................................................


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment returns and principal values will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares. See financial highlights for class IB commencement of operations.

[a] Prior to October 1, 2002, the underlying fund operated as Putnam VT Global Growth Fund.

[b] Prior to April 9, 1999, the underlying fund operated as Putnam
    VT U.S. Government and High Quality Bond Fund.

[c] Commencement of operations: February 1, 1988.

[d] Commencement of operations: May 1, 1990.

[e] Commencement of operations: May 4, 1992. The fund's inception date was May 1, 1992.

[f] Commencement of operations: September 15, 1993.

[g] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[h] Commencement of operations: January 2, 1997. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[i] Commencement of operations: April 30, 1998. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: September 30, 1998. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[k] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[l] Commencement of operations: February 1, 2000. An expense limitation was in effect for Putnam VT American Government Income Fund during the period; without the limitation, total return would have been lower.

[m] Commencement of operations: September 29, 2000.


Putnam VT American Government
Income Fund

Government securities performed well during 2002, influenced by the weak equity market, war in Afghanistan, corporate accounting scandals and fears of war with Iraq. For the 12 months ended December 31, 2002, Putnam VT American Government Income Fund's IA shares posted a total return of 8.98% at net asset value.

The year began with interest rates backing up as investors anticipated that U.S. economic growth would improve. This optimism reversed itself during the second and third quarters of 2002, however, as investors reacted to an exceptionally weak equity market and sought the relative safety offered by government securities. Treasury yields fell to generational lows.

For most of the year, the fund's management team looked to protect principal and add income by fine-tuning the portfolio. By maintaining a relatively short duration (a measure of the fund's sensitivity to changes in interest rates), management was able to soften the price declines that occurred when interest rates rose in early 2002. They increased the fund's stake in mortgage-backed securities, which generally can be expected to outperform Treasuries in a rising-rate environment. The team favored lower-coupon mortgages, which offered muted prepayment risk. This is a key consideration when investing in mortgage-backed securities, because prepayments leave holders of such securities with principal that may need to be reinvested at lower prevailing rates.

In the spring, management resumed a very defensive posture in order to insulate the portfolio against a rise in interest rates. The team anticipated a rise in yields with the glut in new Treasury issues expected to come to market as the federal government transitioned from a short-lived surplus to a long-term deficit. However, the shift was a bit premature as rates did not rise as quickly as anticipated. After six consecutive months of positive performance, bond prices plummeted in October, but then recovered. Treasury performance was lackluster during November and December, as investors regained their appetite for risk and favored lower-rated bonds. Mortgage-backed securities holdings generally performed well, benefiting from higher yields and narrowing spreads.

Overall, the fund's defensive stance for the year dampened relative returns. However, preservation of capital is part of the fund's objective and management felt that this prudent approach was in the best interest of investors. In 2003, the team believes the fund's returns will likely be driven by income rather than by the potential for appreciation and will seek to position the portfolio accordingly.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
U.S. Treasury securities and mortgage-backed securities
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $12.34
Class IB                $12.30
------------------------------
December 31, 2002
------------------------------
Funds that invest in government securities are not guaranteed.
Mortgage-backed securities are subject to prepayment risk.

Putnam VT Capital Appreciation Fund

The past 12 months have been a difficult time for the equity market, including the sharpest quarterly decline since 1987 for the Dow Jones Industrial Average. Putnam VT Capital Appreciation Fund did not escape the effects of this turbulent market. However, management implemented defensive strategies that helped limit losses while positioning the portfolio to take advantage of potential opportunities over longer time horizons. For the 12 months ended December 31, 2002, the fund's IA shares posted a total return of -22.13% at net asset value.

Investor sentiment played a significant role in the period's market declines. Many investors, already discouraged by losses experienced since the market peak in 2000, either sold stocks or simply avoided getting back into the market. The annual period ended on a more positive note, however, as a number of positive quarterly earnings announcements helped ease investor uncertainty and propel stocks to impressive gains in October and November.

Despite this late-stage rebound, earlier declines hurt fund performance. One of the largest detractors was the stock of Philip Morris Companies, Inc., which declined considerably as it dealt with the increased competition and growing market share of deep-discount brands. Another poor performer was HCA, Inc., a health-care services company that operates over 200 hospitals and surgery centers. Its stock declined in part because of pricing problems at one of its competitors. Despite these short-term disappointments, both stocks continue to exhibit fundamental long-term strength and remain in the portfolio.

Amid challenging conditions for much of the period, the fund benefited from its ability to invest in both growth and value stocks. Since these stocks tend to perform well at different times, the fund can seek gains even when market leadership shifts between growth and value. Astute positioning in the hard-hit telecommunications sector also benefited performance as disciplined stock selection helped the fund avoid most of the more problematic stocks while including a top-performing holding from this sector.

Looking ahead, management believes there is upside potential in the financial sector, particularly regional banks, money center banks, and credit card companies. In addition, management believes the fund's emphasis on building a portfolio based on the strength and potential of individual companies should continue to serve it well.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $6.07
Class IB                $6.05
------------------------------
December 31, 2002
------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Diversified Income Fund

The past year was generally favorable for the bond market. With significant volatility in the U.S. and foreign equity markets, concerns about global terrorism, corporate scandals in the United States, and a cyclical economic slowdown causing lackluster profits, investors flocked to bonds. High-quality bonds benefited most until the end of the year, when lower-quality sectors including high-yield corporate bonds and emerging-markets bonds staged a rally. For the 12 months ended December 31, 2002, Putnam VT Diversified Income Fund's IA shares provided a total return of 6.20% at net asset value.

The fund began 2002 with a weighting of approximately 50% of assets in high-yield bonds. Management believed that bonds with greater yield spreads over Treasuries were poised for outperformance in 2002 since high-quality bonds had led other asset classes for the past two years and the economy appeared ready to strengthen. Unfortunately, the high-yield rally didn't materialize until November, and these holdings provided disappointing returns for most of the period.

Despite political difficulties throughout the year in Argentina, Brazil, and Venezuela, emerging market returns were generally quite strong. In particular, the fund enjoyed strong performance among holdings in Russia, Bulgaria, and Mexico.

In developed international markets, the fund's holdings of high-quality government bonds and mortgage-backed securities performed well.
Management emphasized the U.K., Canada, and Sweden. In addition, all non-U.S. dollar-denominated holdings benefited from a declining dollar during the year.

The fund's U.S. investment-grade holdings, which accounted for approximately one-quarter of total net assets, included U.S. Treasuries and mortgage-backed securities (MBS). MBS benefited from attractive yield spreads over Treasuries, while Treasuries benefited from the investor flight to quality until the final months of the year, when investors rekindled their appetite for yield and slightly higher risk.

In the months ahead, as in the past 12 months, the management team believes this fund's diversified portfolio of fixed-income securities should enable it to take advantage of market opportunities while seeking to manage the effects of market turbulence.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income as Putnam Management believes is consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
A managed portfolio spread across three sectors of the bond market -- U.S. government and corporate investment-grade securities, high-yield bonds, and international instruments
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $8.55
Class IB                $8.49
------------------------------
December 31, 2002
------------------------------
Lower rated bonds may offer higher yields in return for more risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

Putnam VT The George Putnam Fund
of Boston

Many events and trends combined to make the past year one of the worst in recent memory for investors, and while management believes the disciplined strategies used to manage Putnam VT The George Putnam Fund of Boston successfully limited its losses, its performance inevitably reflects the year's turbulence. While it is always disappointing to report a negative return, we believe the fund's balanced approach has helped preserve capital. For the 12 months ended December 31, 2002, the fund's class IA shares returned -8.57% at net asset value.

Once again, bonds contributed positively to the fund's return, as investors continued to seek safety from a declining stock market until the final months of the period. As interest rates fell, bond prices rallied. The fixed-income portion of the portfolio remains invested primarily in mortgage-backed and asset-backed securities, commercial mortgages, and government bonds. While individual corporate bonds offered very attractive yields, many of these bonds carried a lot of risk, so management de-emphasized them.

After a very weak July, stocks staged a brief recovery in early August, partly in response to corporate CEOs having certified the accuracy of their corporate financial statements without any troublesome issues arising. The market sank again until October when it began an uptick that lasted -- with volatility -- through the end of the year. The equity portion of the portfolio comprised approximately 60 percent of assets until October, when management briefly increased the weighting to 63 percent to take advantage of this market rebound. Broadly speaking, management lowered the fund's exposure to stocks that are dependent on consumer spending and increased exposure to stocks that depend on corporate spending. Many of the supports consumers received last year in the form of lower gas prices, lower utility bills, tax refunds, and refinancing that helped fuel consumer spending are unlikely to be present going forward. The team increased the portfolio's weighting in the technology sector, where they believed benefits of corporate spending were likely to show up first, and this benefited the fund as selected computer hardware and software stocks rose in October and November. Underweights in some poor-performing technology, airline, and consumer cyclicals stocks also boosted performance. Utilities stocks contributed to returns, and management added to oil service stocks. Consumer staples holdings underperformed.

Looking ahead, management expects to see some economic improvement in 2003 and plans to continue transitioning the fund from a very defensive positioning toward a greater emphasis on cyclical stocks, which tend to outperform as the economy improves.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed bonds
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $9.58
Class IB                $9.54
------------------------------
December 31, 2002
------------------------------

Putnam VT Global Asset Allocation Fund

During the past 12 months, international markets largely struggled with historic economic and political volatility. Declines were pervasive among stock markets until mid-October, when the United States led an equity recovery that lasted until the end of the year. Unfortunately, this rally was not enough to erase earlier losses for Putnam VT Global Asset Allocation Fund. For the 12 months ended December 31, 2002, the fund's IA shares posted a total return of -12.30% at net asset value.

For U.S. stocks, the third quarter of 2002 was one of the worst periods in recent history. Overall, the spread between stock and bond returns was the largest on record since 1932. At the beginning of 2000, Putnam's Global Asset Allocation Team felt equities had generally become overpriced and initiated a reduction of the fund's equity weightings. The result was beneficial; during the bear market, the lower exposure to stocks helped contain losses.

U.S. fixed-income investments largely outperformed equities over the past year. Investment-grade corporate bonds of companies within the United States, however, suffered from investor aversion as the accounting scandals creating turmoil in the stock market affected these bonds, too.

On the international stage, markets faced many of the same hurdles as those in the United States. Again, lower-risk, higher-quality securities represented the most desirable sector for investment -- a trend that translated into solid returns from government-backed fixed-income holdings. Overall, international diversification helped performance, as foreign stock and bond markets both outperformed those in the United States due primarily to a weakening U.S. dollar, which boosted returns for holdings in foreign currencies.

Stock selection among foreign stocks contributed positively to performance, especially with regard to growth companies in the small-cap sector. Management added to these stocks over the period. In developed international markets, as was the case in U.S. markets, the fund's holdings in high-quality government bonds and mortgage-backed securities performed well.

With a degree of political and economic uncertainty still factoring into international markets, management believes that a diversified portfolio with carefully controlled risk exposure, such as this fund, should both help protect against losses and stand to benefit as markets worldwide begin to recover.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital
------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $11.51
Class IB                $11.51
------------------------------
December 31, 2002
------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Putnam VT Global Equity Fund*

After performing relatively well early in the period, stocks worldwide experienced significant declines and volatility during July and September, though recovery from October through the year's end reduced losses. At the end of the year, financial markets faced conditions similar to those present at the start: companies were trying to increase profits amid difficult economic conditions and heightened geopolitical risks. Putnam VT Global Equity Fund's performance reflects this challenging environment. For the 12 months ended December 31, 2002, the fund's IA shares returned -22.16% at net asset value.

The fund's blend strategy, which allows investment in both growth and value stocks, is moderate by nature. However, for much of the year, management positioned the fund with greater caution than usual. The team's research model, which projects company cash flows over the coming three to five years, indicated that a broad-based improvement in profits was unlikely for some time. Accordingly, the team favored defensive stocks that could be expected to have reliable cash flows even during a weak expansion, such as pharmaceutical, consumer staples, and financial companies. While taking a long-term market view, management also capitalized on short-term opportunities to add to existing holdings when they appeared to be priced unreasonably low. This helped the fund to benefit during the rapid recoveries in August and October.

During most of the year, a majority of the fund's assets was invested in the United States. This had a neutral effect on performance since the U.S. market generally did better than Europe but underperformed several Asian and emerging markets. Financial and pharmaceutical holdings were prominent, and financial stocks performed well due to the booming housing market. Two of the fund's pharmaceutical holdings merged during the period, a positive development that the team believes should strengthen the new company's industry position.

Following the accounting scandals that rocked the U.S. stock market, European companies began to look more attractive since they have not generally used aggressive accounting procedures. European stock valuations have also been more attractive than their U.S. counterparts, the team believes this gives European equities a more positive outlook for appreciation.

The team believes the coming years look more promising for global equities, but Putnam's research and investment discipline will be vital to identifying opportunities among multiple risks.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Mainly an internationally diversified common stock portfolio of large and midsize companies
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $7.25
Class IB                $7.19
------------------------------
December 31, 2002
------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

*Formerly Putnam VT Global Growth Fund. The investment objective has not changed.

Putnam VT Growth and Income Fund

In 2002's volatile market environment, Putnam VT Growth and Income Fund could not escape the negative effects of investor concerns about terrorist activity, war in Afghanistan, the threat of war with Iraq, accounting scandals, and economic uncertainty. Although there were bright spots, performance declined over the period. For the 12 months ended December 31, 2002, the fund's IA shares delivered a total return of -18.79% at net asset value.

The equities that performed best over this period were those of companies with easy-to-understand, simple business models, strong financial positions, low financial risk, a seasoned and ethical management team, and no history of accounting irregularities. The portfolio's emphasis on consumer staples proved beneficial, as investors preferred steady companies with household names. These stocks performed so well that toward the end of the period, management trimmed some positions to lock in profits. We also took some profits in the consumer cyclicals area, as retail stocks did particularly well in May and June.

Early in the year, management took advantage of particularly inexpensive prices to build the portfolio's position in stocks of traditional banks -- those offering savings and checking accounts and consumer loans. These holdings subsequently enjoyed double-digit returns, and after trimming these positions, management redeployed assets into capital markets-related holdings where they believed stocks were inexpensive. The team also scaled back the fund's exposure to defense stocks, seeking to lock in the period's gains. The fund's cautious stance on telecommunications services was beneficial as this sector suffered because of excess capacity and uncertainty in the regulatory environment. The portfolio remains underweighted in this sector because management is not yet convinced that valuations have reached their lows, and the industry outlook remains uncertain.

Currently, the fund favors companies that serve businesses, because the management team believes that business spending will ultimately push the economy into a more rapid growth phase. In their opinion, technology stands to benefit from increased business outlays. The outlook for pharmaceutical companies also appears likely to improve because the outcome of the national elections is likely to reduce regulatory pressure on the industry.

In a climate that is believed to offer solid equity value, improving corporate profitability and high productivity, management is cautiously optimistic for improving performance ahead.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies across an array of industries.
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $18.75
Class IB                $18.64
------------------------------
December 31, 2002
------------------------------

Putnam VT Growth Opportunities Fund

In a difficult year for most areas of the financial markets, growth stocks of large companies faced some of the greatest challenges. In the wake of some highly publicized accounting scandals, investors became particularly wary of large companies. Unfortunately, large-cap stocks form the backbone of this fund's portfolio, and Putnam VT Growth Opportunities Fund felt the negative effects of this sentiment. The picture brightened toward the end of the period, however, as astute stock selection in several sectors and a rebounding in the equity markets led to improving performance. For the 12 months ended December 31, 2002, the fund's IA shares tallied a total return of -29.38% at net asset value.

For much of the annual period, equities delivered disappointing returns. Investors focused on the threat of war with Iraq, a struggling U.S. economy, and corporate governance scandals had little appetite for risk. Then in October, the stock market began a rally that lasted -- with continued volatility -- to the end of the year.

Throughout the period, holdings in the health-care and consumer cyclical sectors made significant contributions. In health care, HMO holdings were the stars, and among consumer cyclicals, a national coffee chain provided strong returns. The fund also benefited from not owning some of the poorest-performing stocks of the period, and in a challenging market environment like this one, avoiding the losers can be as important as holding the winners.

On the negative side, however, the fund did endure disappointing returns from Philip Morris, a longtime tobacco company holding. This company faced considerable pressures over the past several months by increased competition from deep-discount brands; however, management still believes in the fundamental strength and long-term performance potential of this stock and views recent difficulties as a short-term problem. Weakness among financial stocks and an underweight position in the strong-performing consumer staples sector also hurt relative performance.

In the months ahead, management will continue to use both fundamental and quantitative tools to identify high-quality growth companies with solid earnings growth and attractive valuations. While the past year delivered an exceptionally difficult environment for large-cap growth stocks, it ended on a positive note, and management remains optimistic about long-term investment opportunities.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $3.75
Class IB                $3.73
------------------------------
December 31, 2002
------------------------------
The fund concentrates its assets in fewer stocks, which can affect your fund's performance.

Putnam VT Health Sciences Fund

The past 12 months have been difficult for global financial markets and an unusually challenging time for the health-care sector. The global economic slowdown continued to cast a pall on the markets until the final months of the period, when the market began to rebound. Historically, health-care stocks tend to thrive in this type of environment. They are generally less sensitive to economic downturns and are often favored by investors who are seeking a safe haven from more risky, high-growth stocks. However, many health-care companies faced a number of industry-specific challenges throughout the period. Consequently, for the 12 months ended December 31, 2002, the fund's IA shares provided a total return of -20.21% at net asset value.

In an otherwise bleak earnings environment, hospitals and HMOs demonstrated growth in their profitability as they streamlined their businesses and cut costs. These health-care services holdings provided some of the highest returns in the portfolio over the period. Hospitals and HMOs have also benefited from fewer cuts in Medicare reimbursements and increases in patient volumes.

Biotechnology stocks were among the weakest performers in the health-care industry during the period. Pharmaceutical companies, which continue to represent the greatest portion of fund assets, also encountered many difficulties. Most drug stocks declined as investors reacted to dampened sales prospects, a more stringent Food and Drug Administration (FDA), some highly publicized problems with clinical drug trials, manufacturing issues, and concerns about earnings declines for companies whose products are facing patent expirations.

Over the past few years, the FDA has become more rigorous in its oversight of drug trials, in many cases requiring additional testing. Recently, the FDA announced a plan to improve its monitoring of how drugs are made -- just after investigations of manufacturing problems at some high-profile drug companies, which delayed approval of important new products.

Despite these challenges, the management team believes the outlook for pharmaceutical companies stands to improve. Aging demographics continue to favor an increase in demand for health-care products and services. Meanwhile, the stocks of many fundamentally strong health-care companies are trading at what the team believes to be attractive prices. Indeed, in management's opinion, health care offers many potential opportunities for patient investors with a long-term focus.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies in the health sciences industries
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $9.37
Class IB                $9.32
------------------------------
December 31, 2002
------------------------------
The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.

Putnam VT High Yield Fund

During the stock market's ongoing volatility, higher-rated bonds were the major beneficiaries of investors' flight to safety. Unfortunately, the lower-rated, higher-yielding securities in which Putnam VT High Yield Fund invests were affected by changes in the economic outlook, concerns over terrorist threats, and a wave of corporate scandals. Despite this challenging environment, high-yield bonds outperformed equities by a significant margin, proving their value in a diversified investment program. For the 12 months ended December 31, 2002, the fund's IA shares provided a total return of -0.52% at net asset value.

The high-yield market's woes began in January 2002 with the decline of Enron and the K-Mart bankruptcy filing. In May, allegations of fraud arose at cable company and large high-yield bond issuer Adelphia. The fund's exposure to Adelphia was modest, but the adverse effect on the bonds the fund held did detract from performance. June brought the Worldcom and Tyco accounting fraud allegations. Investors flocked to high-quality investments and kept the high-yield market in decline through the middle of October. Default rates, which are measured by the number of companies failing to meet payment obligations for their bonds, also remained high and only began to show improvement near the end of the period.

Management maintained a defensive strategy for much of the period, keeping the portfolio well diversified across a wide range of industry sectors and individual holdings. Moreover, the high-yield research team helped the fund avoid a number of potential credit problems involving individual holdings. Throughout the third quarter of 2002, the fund's diversity helped its relative performance. By mid-October, high-yield bonds began to recover, staging an impressive rally that lasted through the end of the year and helped reduce the fund's losses.

The fund also benefited from its weightings in certain sectors. Returns were bolstered by an overweight position in broadcasting, gaming, and health care, while its underweight position in fixed-line telecommunications and utilities also helped returns.

Though absolute returns in high yield have been disappointing in recent years, we have a positive outlook on the high-yield market in 2003. Corporations are generally focused on reducing debt, default rates are improving, yield spreads versus Treasuries are wide, and demand for the asset class is growing, all of which we believe are positive signs.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth
------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $7.08
Class IB                $7.05
------------------------------
December 31, 2002
------------------------------
Lower rated bonds may offer higher yields in return for more risk.

Putnam VT Income Fund

With little agreement about the state of the nation's economic health, financial markets behaved somewhat erratically over the past 12 months. Investors sought the relative safety of high-quality bonds, driving their prices up (and yields down) so that bonds outperformed stocks for a third consecutive year. However, the gain has not been smooth nor has it included corporate bonds, which have struggled with general price weakness. In this environment, the fund's diversified strategy served it well. For the 12 months ended December 31, 2002, the fund's class IA shares tallied a total return of 8.09% at net asset value.

Profits have become wafer thin for many companies as they struggle to stay strong in a weak economy. For some, the burden of debt has become increasingly difficult to bear, and credit-rating agencies have downgraded corporate-bond issuers at a record pace. This has cast a pall over the entire corporate bond market. Even creditworthy issuers have experienced a fall-off in demand, which has exerted downward pressure on bond prices.

In a highly volatile market, management effectively sidestepped many of the pitfalls in the corporate arena by keeping the portfolio broadly diversified and not holding large positions in bonds of any one issuer. BB-rated corporate bond holdings boosted performance at the beginning of the year when a strong economic recovery appeared imminent, then lagged in the second half when it became clear that recovery would be slower than anticipated. However, the fund continues to hold these bonds because the team believes they offer compelling value and may perform well in a recovering economy, even a slow one.

Treasuries and mortgage-backed securities (MBSs) achieved strong performance over the past year, especially as the yield on the 10-year Treasury fell. Over the period, management underweighted Treasuries and emphasized the MBS sector.

As the fiscal year ended, it appeared that corporate profits were starting to improve and that the worst of the accounting scandals could be behind us. Management anticipates a slow, somewhat choppy recovery over the next six months and believes the current focus on mortgage-backed securities and BB-rated corporate bonds should serve the fund well in this environment.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with what Putnam Management believes to be a prudent level of risk
------------------------------------------------------------------------
PORTFOLIO
Investment-grade and high-yield bonds, and U.S. government securities
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $12.95
Class IB                $12.89
------------------------------
December 31, 2002
------------------------------

Putnam VT International Growth Fund*

When measured over short time periods, stock markets often reflect changing investor sentiments, as the past year amply demonstrated. International markets, while beset by less volatility than the United States, certainly showed investors' concerns about corporate accounting malfeasance, geopolitical turmoil, and global economic growth. Putnam VT International Growth Fund did register a decline over the fiscal year, but it was much smaller than the drop in U.S. stocks for the same period. For the 12 months ended December 31, 2002, the fund's IA shares provided a total return of -17.60% at net asset value.

Management believes it positioned the fund fairly consistently throughout the year. The portfolio concentrated on companies that the team believed could weather the economic downturn and participate in recovery. This tactic easily fit the fund's stock selection strategy, which targets stocks priced below what the team considers their intrinsic value. In the energy and basic materials sectors, many stocks exhibited solid cash flow characteristics. There have been many consolidations in these sectors in recent years, and companies have successfully cut costs while maintaining pricing power. The fund's strategy also led management to reduce exposure to the media and technology sectors and to maintain an underweight position in financials, particularly among banks in the United Kingdom and Spain and among multi-line insurers throughout continental Europe.

Consumer cyclical stocks provided additional opportunities and solid returns over the period. The fund favored under valued stocks in this sector, including a Japanese electronics giant and car manufacturer.

The fund also maintained overweight exposure to emerging markets including South Korea, Mexico and Brazil. Along with Japan, emerging markets are likely to be the chief beneficiaries of the global economic recovery, containing, as they do, much of the world's manufacturing capacity and natural resources. They have outperformed the world's developed markets over this period. Among developed nations, the fund's overweight position in France boosted returns. The fund's French holdings have outperformed for most of the year.

Although uncertainty remains, the global economy appears to have turned the corner toward recovery and the team believes this fund's well-diversified portfolio of carefully selected stocks can position it to benefit.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Mainly common stocks of large and midsize international companies
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $10.14
Class IB                $10.09
------------------------------
December 31, 2002
------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.

*Effective April 30, 2003, the fund will change its name to Putnam VT
 International Equity Fund.  The investment objective will not change.

Putnam VT International Growth and Income Fund

Following the downward trend of U.S. markets, global markets remained weak for much of the annual period. In Europe, technical factors, rather than deteriorating economic fundamentals, precipitated deep stock market declines. Falling stock values led to insurance company insolvency issues, first in the United Kingdom and then among European insurers. The market did favor value investors, however, and this limited losses for the fund. For the 12 months ended December 31, 2002, Putnam VT International Growth and Income Fund's IA shares returned -13.67% at net asset value.

This fund's value orientation leads it to seek attractively priced stocks from companies poised for positive change. Sometimes even the highest quality companies experience setbacks that have little to do with economic fundamentals and more to do with technical or market factors. This occurred with several of the fund's European insurance company holdings over the period. Unfortunately, the fund was also overweight in the insurance sector, so these declines were one of the largest detractors from performance.

Several of the fund's European holdings experienced management changes over the period. This is usually a positive sign for a value stock, and in certain cases, struggling companies were able to correct structural weaknesses, and their stock prices appreciated considerably. In other cases, the team believes the stock prices have yet to reflect the changes these companies have made. On a sector level, retail holdings generally underperformed. The technology sector recovered toward the end of the period, and the fund had some notable winners, including a South Korean electronics firm. An underweight position in this sector also helped fund returns since the year-end recovery was not enough to erase the sector's earlier losses. Utilities holdings provided strong returns over the period.

Market declines have made the stocks of many fine companies appear attractively priced. Even with the year-end stock market rally, management is pursuing many opportunities to improve the portfolio's quality and position it for better performance as global economies gain strength. It appears that emerging- markets stocks are providing some of the best opportunities. In terms of sectors, the fund has added holdings among technology companies, particularly in the wireless, consumer cyclicals, and basic materials areas. The team believes this fund, with its well-diversified portfolio, is well-positioned to take advantage of a recovery in global economies.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of under-valued companies located outside the United States
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $8.37
Class IB                $8.35
------------------------------
December 31, 2002
------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.

Putnam VT International New Opportunities Fund

Growth-style international stocks, including many in this fund's portfolio, tested the resolve of investors over the past year with volatile swings similar to those seen in the U.S. stock market. For the 12 months ended December 31, 2002, Putnam VT International New
Opportunities Fund's IA shares provided a total return of -13.46% at net asset value.

This fund's investment strategy relies on analyzing individual companies to find those that have superior business models and are executing them effectively. Over the past year, the fund's stock selection process was successful on two fronts -- identifying stocks that performed well and avoiding stocks that fared poorly. Many portfolio holdings lost value during the period, but by a smaller amount than international markets in general.

Many of the fund's holdings used the difficult environment of the past year to gain market share at the expense of less nimble competitors. One top performer was a South Korean electronics firm that positioned itself as the lowest-cost provider of DRAM computer chips in the world and became a competitive manufacturer of cellular telephones. While business has been relatively soft in these two industries, the company's ability to manage costs made it more profitable than other competitors.

Two consumer holdings that had effective growth strategies over the past year were a Japanese manufacturer of consumer products including soaps and shampoos and a British company in the same industry. The fund also enjoyed strong returns from two Canadian energy companies that benefited from higher oil prices and have natural gas reserves that position them for long-term growth. Several holdings thrived in business niches including a British discount airline, a Canadian food retailing and distribution company, and a French construction firm.

Despite disappointing short-term returns, management is still finding exciting, dynamic companies in international markets that over time have the potential to create wealth for investors. With prices down from their 1990s peaks, accounting excesses being corrected, and growth companies aggressively slashing costs, management believes that international growth stocks are poised to offer long-term investors more attractive opportunities in 2003.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States with strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $8.41
Class IB                $8.37
------------------------------
December 31, 2002
------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Investors Fund

While the past 12 months have been very challenging for the equity market, there were bright spots and the management team of Putnam VT Investors Fund did its best to capitalize on these opportunities. The fund's flexibility to invest in both value and growth stocks was advantageous, allowing it to outperform when value outperformed growth and also when growth outperformed value. Nonetheless, the portfolio could not escape the effects of the turbulent market, although stock selection helped limit losses. For the 12 months ended December 31, 2002, the fund's IA shares posted a total return of -23.68% at net asset value.

Two themes predominated in the equity market over the past two years: value stocks have outperformed growth stocks and small-capitalization stocks have outperformed large-cap issues. September and October marked a brief exception to the first theme, as growth stocks dominated, but value reasserted its popularity in November. Having transitioned away from a growth-stock bias to a blended growth-and-value investment style in April 2002, the fund was able to take advantage of opportunities throughout the large-cap stock universe. Unfortunately, the market continued to favor small-cap stocks, providing a less favorable backdrop for the fund's efforts.

Stock selection was the key to performance throughout the period. In terms of sectors, selection was strongest among technology issues including computer software and hardware. Consumer stocks were the second largest contributor to performance, including media companies and specialty retailers. Health-care holdings also provided solid returns. The fund liquidated most of its paper, chemical, airline, and utility value stocks, believing that they had become too expensive in recent months.

Against the period's backdrop of conflicting economic signals and extreme swings in market sentiment, the management team continued to evaluate companies based on their long-term fundamentals while viewing investors' short-term overreactions as buying or selling opportunities. In their opinion, the economy now appears to be on the track toward recovery, with stronger growth expected in 2003. They believe that with its bottom-up approach to evaluating companies and building a diversified portfolio, the fund is well positioned for stronger performance ahead.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth.
------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality common stocks of large, well-established companies.
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $7.08
Class IB                $7.04
------------------------------
December 31, 2002
------------------------------

Putnam VT Money Market Fund

Over the past 12 months, weaker economic growth and the dramatic decline in stock prices and personal wealth have contributed to a new realism about investing in financial markets. Investors are assuming a back-to-basics mentality, which has meant an increased focus on lower-risk investment strategies designed to protect principal. Putnam VT Money Market Fund has been the beneficiary of this thinking, as it seeks to provide a level of current income that is consistent with capital preservation, stability of principal, and liquidity. Although historically low interest rates and declining issuance in the commercial paper market have complicated management's search for attractive levels of income, the fund completed the annual period with solid performance. For the 12 months ended December 31, 2002, the fund's IA shares provided a total return of 1.46% at net asset value.

Early in 2002, the management team took advantage of a rise in short-term interest rates to extend the portfolio's weighted average maturity by purchasing six- to nine-month securities along with floating-rate instruments to help the fund respond more quickly to rising interest rates. (Floating-rate securities generally have a one-year maturity but reset monthly or quarterly to reflect the current market yield.) However, when stronger economic growth failed to materialize, the yield curve became inverted. Believing a drop in short-term rates unlikely, management assumed a neutral position for the balance of the year.

Rising concerns about credit quality and corporate accounting scandals prompted a drop in investor demand for commercial paper and, consequently, a virtual cessation of new issuance. Management reduced the fund's exposure to this market early in the annual period and invested the proceeds from maturing commercial paper in U.S. government agency notes and U.S government collateralized repurchase agreements. However, as the fund's holdings came due in the latter half of the year, management diversified the portfolio by investing the proceeds in shorter-maturity instruments in both U.S. and foreign markets.

With so much in question at the end of the period, the fund retains a cautious but opportunistic approach designed to maximize flexibility and enable it to move quickly once the clouds clear.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High rate of current income consistent with preservation of capital and maintenance of liquidity
------------------------------------------------------------------------
PORTFOLIO
High-quality short-term fixed-income securities
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $1.00
Class IB                $1.00
------------------------------
December 31, 2002
------------------------------
Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.

Putnam VT New Opportunities Fund

The past 12 months have been a difficult period for equity markets as concerns about terrorism, war in Afghanistan, corporate accounting scandals, potential war with Iraq, and a slow-growing economy combined to keep investors wary of investments involving virtually any measure of risk. Among stocks, leadership shifted among large-, mid-, and small-capitalization securities as well as between growth and value styles. Putnam VT New Opportunities Fund found some relief from challenge in the final months of the period, as stocks staged a rally from mid-October through the end of the year. However, for the 12 months ended December 31, 2002, the fund's IA shares provided a total return of -30.29% at net asset value.

The third quarter of 2002 was one of the worst periods for stocks in recent history. Overall, the spread between stock and bond returns was the largest on record since 1932. Fund performance benefited most by stock selection within the consumer cyclical sector and by a modest overweight position and stock selection among health-care stocks. Among consumer stocks, the weak economic environment drove consumers to value-oriented retailers, including several in the portfolio. Within the health-care arena, the fund benefited from performance by its services stocks, particularly hospitals and HMOs. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved. Unfortunately, the fund's biotechnology and pharmaceutical stocks faced considerable pressure including a slower and more stringent Food and Drug Administration (FDA) approval process, disappointing drug sales, problems with clinical trials, and expiring drug patent protection.

During the fourth quarter, a number of positive quarterly earnings announcements helped ease investor uncertainty and propel stocks to impressive gains. The fund benefited from stock selection in the technology, consumer staples, and consumer cyclicals sectors. Technology stocks were among the hardest hit by earlier market declines, however, and while the portfolio is underweight in this sector relative to its benchmark index, technology still represents the largest portion of the fund's net assets. The fourth-quarter rally lifted tech holdings higher, but did not erase earlier declines completely.

Management continues to position the fund to take advantage of growth opportunities with a diverse portfolio of companies that the team believes have competitive advantages, strong growth prospects, first-rate management teams, and compelling valuations.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors with strong long-term growth potential
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $11.62
Class IB                $11.50
------------------------------
December 31, 2002
------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT New Value Fund

Equity markets faced some tremendous obstacles over the past year as investors remained focused on the threat of war with Iraq, corporate accounting scandals and other controversies, and concerns about the health of the U.S. economy. The stock market finally staged a rally from October through the end of the year, but it was not enough to erase previous losses. For the 12 months ended December 31, 2002, Putnam VT New Value Fund's IA shares provided a total return of -15.44% at net asset value.

While fourth quarter gains did not completely offset earlier losses, the fund enjoyed exceptional performance during this time. Management is also optimistic that the longer-term outlook will be brighter. When stock prices are very low, as they have been over the past year, it is a time for building positions that can serve the portfolio well when market conditions eventually improve, as they began to do in the latter months of the period.

The management team took advantage of low prices to add to several fund holdings during the period. While none of these companies has yet met the team's price objectives, Putnam's exhaustive research continues to support their conviction that these companies remain viable and represent sound value. In fact, some of these stocks had already begun to improve in the year-end rally.

For much of the period, stocks that were perceived to have the least amount of risk enjoyed better relative performance. Management was able to take advantage of this trend through the portfolio's higher quality, blue-chip holdings including a consumer goods conglomerate, a major office products company, a bottle and can manufacturer, several banks, and the nation's third largest waste management company. During the fourth quarter market rally, more aggressive stocks began to bounce back. The fund enjoyed positive returns from some of the stocks that had been hit hardest early on, including its largest holding, Tyco, which had declined precipitously in the wake of corporate accounting difficulties.

Throughout the market downturn, management remained focused on deeply discounted stocks that appear to be poised for positive change. Some of these stocks have already yielded positive results, and others have yet to turn around. As always, the team maintains a very high level of analytical effort to monitor the fund's risk exposure and to understand the potential impact of the risks the portfolio assumes.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Undervalued common stocks of large and midsize companies
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $10.98
Class IB                $10.93
------------------------------
December 31, 2002
------------------------------

Putnam VT OTC & Emerging Growth Fund

Putnam VT OTC & Emerging Growth Fund's strategy of investing in small and midsize emerging growth companies proved a disadvantage during 2002. As nervous investors continued to avoid growth stocks, most sectors of the equity market suffered declines, and the fund experienced losses as well. The situation improved in the final months of the period, as stocks staged a rally beginning in October. Unfortunately, the uptick was not enough to erase earlier losses. For the 12 months ended December 31, 2002, the fund's IA shares posted a total return of -32.06% at net asset value.

During the past year, one of the greatest challenges for the fund, and the overall stock market, was negative investor sentiment. War in Afghanistan, the potential for war with Iraq, weakness in corporate profits, lingering corporate accounting scandals, and concerns that the economy might slip again into recession kept investors wary. Throughout this period, aggressive-growth stocks suffered most as investors became more risk-averse, reacting to investment losses and continued uncertainty. More positive quarterly corporate earnings statements helped ease investor concerns late in the period, setting the stage for a rally in October that continued -- with volatility -- to the end of the year.

While technology stocks make up a much smaller portion of the fund's portfolio than they did in the late 1990's, declines in these holdings nevertheless dampened fund returns. The slumping economy caused consumers and businesses to cut back sharply on technology spending. Although the fund's underweight position in technology helped limit losses, performance was nevertheless affected by severe declines in semiconductors and software holdings. The fund's health care holdings delivered mixed performance. Biotechnology stocks suffered sharp declines, in part because they had to contend with a slower and more stringent Food and Drug Administration (FDA) approval process. Despite these losses, the fund's hospital and HMO stocks contributed positively to performance. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved. Energy sector holdings along with consumer cyclical stocks, particularly discount retailers, also contributed positively to performance. Among financial holdings, early strength gave way to weakness, and these stocks detracted from performance.

Despite current difficulties, management remains optimistic about the long-term prospects of stocks in the portfolio. They believe corporate spending, while still sluggish now, should begin to increase, which could lead to profitability growth in the coming year.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks primarily of small  and mid-sized emerging growth companies
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $4.09
Class IB                $4.06
------------------------------
December 31, 2002
------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Research Fund

Over the past 12 months, volatile equity markets struggled to overcome the negative effects of economic recession, war in Afghanistan, the possibility of war with Iraq, and a number of corporate accounting scandals. Until mid-October when stocks began to rally, investors pulled money out of equity investments and sought safety in fixed-income securities. The challenges of investing in a bear market notwithstanding, astute stock selection has been the key to fund performance over the period. Nevertheless, for the 12 months ended December 31, 2002, Putnam VT Research Fund's IA shares tallied a total return of -22.06% at net asset value.

During this reporting period, the overall stock market suffered declines. In fact, the third quarter of 2002 was one of the worst periods for stocks in recent history. Overall, the spread between stock and bond returns was the largest on record since 1932. The fourth quarter brought some relief, as a string of positive corporate earnings reports buoyed investor confidence and sparked a market rally that lasted through the end of the year.

As can be expected from a diversified fund, the portfolio included both winners and losers. Early in the period, weak returns by holdings in financial -- particularly global financial companies, capital goods, and basic materials sectors dampened performance. All three sectors recovered substantially by the end of the year, however, and the fund benefited accordingly. The strongest contributors to performance over the course of the year have been in the consumer, technology, and health-care sectors. Within the consumer sector, retailing, food, and hotel stocks have been especially strong performers. Historically, demand for food products and tobacco has tended to remain constant, even during market downturns. The weak economic environment drove consumers to value-oriented retailers, including several in the portfolio. Among technology holdings, information technology and telecommunications stocks have been particularly strong. Within the health-care arena, the fund benefited from performance by its services stocks, particularly hospitals and HMOs. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved. Underweights in several well-known stocks that suffered losses over the period also boosted the fund's relative performance.

Management continues to believe that the fund's active portfolio management and stock-selection expertise have the potential to reward investors who remain committed to their long-term investment plans.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of large, U.S.-based companies, including growth and value stocks
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $8.51
Class IB                $8.47
------------------------------
December 31, 2002
------------------------------

Putnam VT Small Cap Value Fund

The past 12 months have been a difficult time for equity markets, as investors largely favored conservative investments over those carrying greater risk in pursuit of higher return. Investor concerns centered on issues including the war in Afghanistan, potential war with Iraq, corporate accounting irregularities, and uncertainty about the strength of the U.S. economy. After remaining remarkably buoyant during the market downturn of 2001, small cap value stocks declined during 2002. The picture brightened somewhat in the final months of the period, however, as stocks rallied briefly. For the 12 months ended December 31, 2002, Putnam VT Small Cap Value Fund's IA shares posted a total return of -18.06% at net asset value.

While recent returns may be somewhat disappointing, it is important to keep in mind that small cap value stocks -- and your fund -- provided strong returns during the bear market of 2000 and 2001. Further, even the declines of 2002 were not as severe as some other equity classes. All was not bleak during the past 12 months, however, and the fund enjoyed strong performance from a number of holdings. Many of these solid performers were stocks of stable companies offering basic products and services. Indeed, for much of the year, investors favored stocks from companies with easy-to-comprehend business models, healthy balance sheets, and sustainable cash flows.

Early in the year, the fund took advantage of some very compelling value opportunities in the technology sector. Upon re-examination later on, some of these stocks no longer appeared to have the potential for strong returns. Consequently, management liquidated several of these positions, slightly reducing the portfolio weighting in the technology sector. The team believes technology stocks still offer value for the selective buyer, and management continues to utilize the valuable insights of Putnam's extensive research organization to evaluate potential holdings.

The team believes the broad market declines of 2002 have presented the fund with many more attractive stocks than were available before the period began. Management is taking advantage of opportunities to buy stocks of higher-quality companies in a wide range of industries. In fact, stocks in a diversified range of sectors including technology, banking, and communications contributed to returns this year. In every industry, management attempts to identify the companies most likely to survive and rebound strongly, continuing to monitor each holding carefully to evaluate its continued potential for outperformance.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks of small-capitalization companies with potential for capital growth
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $12.23
Class IB                $12.16
------------------------------
December 31, 2002
------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Utilities Growth and Income Fund

The confluence of several factors made the past year a difficult period for utilities investors. Amid sputtering economic growth and a severe decline in the broader stock market, Putnam VT Utilities Growth and Income Fund was also challenged by problems that were unique to the utilities and communications sectors. Bond holdings in the portfolio provided some positive news, since bonds vastly outperformed equities over this period. Nevertheless, for the 12 months ended December 31, 2002, the fund's IA shares provided a total return of -23.83% at net asset value.

Through the first quarter of 2002, improving economic indicators sustained stock investors' hopes for improving earnings and the likelihood of higher interest rates. Then, corporate accounting irregularities, rising tensions in the Middle East and elsewhere, and lingering concerns about overvaluation triggered a drop in investor confidence and stock prices. These trends reversed modestly in the final months of the period, when stocks rallied and bond yields rose modestly.

Against this difficult backdrop, Putnam VT Utilities Growth and Income Fund was further challenged by problems in the electric utility sector, which represented its largest industry exposure. These utilities suffered from the adverse consequences of excess capacity in the market to an even greater degree than we anticipated. This situation was further complicated by the fact that much of the over-investment was financed by debt, which stretched the balance sheets of owners of this capacity. Partially in response to the California utilities and Enron problems, ratings agencies have become particularly tough. Companies with large amounts of debt were downgraded repeatedly and to levels below what they had expected. In addition, there were allegations that some managers, in response to financial pressures, had falsified trading records, pricing survey data, and financial results to mask serious problems. One portfolio holding, Reliant Energy, Inc., was forced to call back a bond issue after admitting that traders had manufactured "wash trades" to boost reported revenues. Finally, slowing deregulation also challenged companies who had based their businesses on an ability to use deregulation as a growth-creating force.

In a market that favored stocks of financially strong, regulated companies, the fund's focus on stocks of integrated electric utilities with attractive valuations dampened performance. However, management remains optimistic that the problems that have troubled the utilities sector over the past two years peaked in 2002 and the team believes its long-term valuation-based strategy should serve the fund well over a full market cycle.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by utility companies
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $9.57
Class IB                $9.52
------------------------------
December 31, 2002
------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

Putnam VT Vista Fund

Growth stocks bore the brunt of investors' discontent over the past 12 months. Disappointing earnings, geopolitical tensions, and concerns about corporate malfeasance contributed to an atmosphere of great uncertainty -- prompting investors to avoid investments they perceived as risky. Although growth stocks offer the potential for above-average returns over the long term, they typically exhibit higher levels of volatility over the short term -- which led investors to generally steer clear of them until the final months of the period. Even the rally that swept the stock market from mid-October through the end of the year was not strong enough to offset earlier declines. For the 12 months ended December 31, 2002, Putnam VT Vista Fund's IA shares tallied a total return of -30.44% at net asset value.

Amid challenging market conditions, efforts by members of the Specialty Growth Team to position the fund's portfolio across a broader array of industries helped to ease market pressures. However, the fund's technology and telecommunications holdings, which suffered disproportionately relative to the rest of the market, had a negative impact on performance until the final months of the period. These sectors have been struggling to regain their footing, absorbing excess capacity and restructuring in an effort to improve their growth prospects. Management still believes these sectors will continue to be a major force shaping the global economy and has concentrated the portfolio's technology position in innovative mid-cap software companies capitalizing on timely market opportunities and firms providing Internet security and protection, and its telecommunications holdings on more conservative operators. In fact, the year-end market rally included numerous technology and telecommunications stocks. Many were of poor-quality companies, however, that rose not on fundamental strength but simply as part of the market's rising tide.

Despite disappointing results in the mid-cap stock market as a whole, the portfolio did include some strong performers -- particularly in the education, defense, and health-care sectors. Focusing on companies with market capitalization between $1 and $12 billion, management has targeted companies with what they believe are attractively priced stocks, high-quality management, and the potential to grow earnings at realistic rates.

Management continues to seek to balance holdings between defensive stocks, which tend to perform well in a slower-growth economy, and cyclical holdings, which typically appreciate early in a recovery. The fund continues to maintain overweight positions in financials and health-care and remains underweight in consumer stocks in anticipation of a slowdown in consumer spending.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Common stocks with potential for above-average capital growth
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $7.93
Class IB                $7.87
------------------------------
December 31, 2002
------------------------------
The fund invests all or a portion of its assets in small to medium-size companies. Such investments increase the risk of greater price fluctuations.

Putnam VT Voyager Fund

Much of the past 12 months has been marked by tremendous adversity for financial markets. During the first nine months of the period, investors were beset with one concern after another: war in Afghanistan, corporate accounting scandals, potential war with Iraq, and an unsteady economy. Then in mid-October, a string of positive earnings announcements buoyed investor confidence and the stock market rallied until the end of the year. The earlier losses, however, far exceeded the late gains. For the 12 months ended December 31, 2002, Putnam VT Voyager Fund's IA shares tallied a total return of -26.34% at net asset value.

Overall, it appears that this economic recession, rather than being unusually mild, as economists initially thought, has been more similar to past recessions. Fortunately, unemployment stayed near or below 6%, helping to support consumer spending until the final months of the year. The real shortfall has come in capital investments by businesses. The technology and telecommunications sectors felt the greatest impact and have contracted significantly, reducing stock valuations to levels last seen prior to the bull market of the 1990s.

As market conditions changed over the past year, management adjusted the portfolio. While economic growth was slow, the fund had larger holdings in the financial sector. Banks and credit card companies, for example, benefited from the strong demand for mortgages, refinancings, and consumer spending in general. For similar reasons, management favored consumer cyclicals and consumer staples stocks, although an underweight position in consumer staples stocks hurt relative performance. When economic growth accelerated, management reduced the fund's exposure to financial stocks, although these holdings still detracted from performance as consumer spending slowed.

October was a superior month for fund performance. Communications services holdings outperformed as did consumer cyclicals holdings. In November, smaller and lower-quality large-cap growth companies began to outperform. Putnam VT Voyager Fund typically invests very little in this type of company, and so performance in November, while positive, was not as strong as it had been in October. Among sectors, technology, telecommunications, and utilities all rebounded, while health care and financials lagged.

With a portfolio focused heavily on high quality companies with strong competitive positions, this fund's performance sometimes lags when the market bids up low quality companies over the short term. However, management continues to believe that the fund is well positioned, having a diversified portfolio of high quality, large-cap growth stocks.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
------------------------------------------------------------------------
PORTFOLIO
Stocks of large and midsize companies with above-average growth potential
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $21.00
Class IB                $20.87
------------------------------
December 31, 2002
------------------------------

Putnam VT Voyager Fund II*

In spite of evidence that the economy was recovering from recession, growth stocks and the equity markets in general ignored economic fundamentals for much of the past 12 months. Instead, stock prices -- especially in the growth area -- were weighed down by reactions to a still-deflating technology bubble, corporate accounting scandals, and geopolitical turmoil abroad. Then in mid-October, a string of positive earnings announcements buoyed investor confidence, and the stock market generally rallied through the end of the year. It was not enough to make up for prior losses, however, and for the 12 months ended December 31, 2002, the fund's IA shares tallied a total return of -29.32% at net asset value.

To help weather the volatility, the fund's management team worked diligently to keep the portfolio diversified. The team maintained a solid weighting in health care in response to several positive long-term developments in biotechnology, pharmaceuticals, and medical products, as well as a significant increase in demand for health-care services from an aging population of baby boomers. Biotechnology and pharmaceuticals holdings experienced regulatory and other difficulties that led to underperformance during the period, but the fund's hospital and HMO holdings performed well.

Energy holdings also performed well, benefiting from higher oil prices. The fund's financial holdings, primarily regional banks, detracted from performance as consumer spending slowed. Consumer cyclical and consumer staples holdings contributed to returns, although an underweight position in the latter hurt relative performance as the sector outperformed. Although technology holdings were deemphasized, tech was still the fund's largest sector since it contains many growth stocks.

Communications services holdings outperformed in October, as did consumer cyclical holdings. In November, smaller and lower-quality large-cap growth companies began to outperform. The fund typically invests very little in this type of company, and so performance in November, while positive, and was not as strong as it had been in October. Among sectors, technology, telecommunications, and utilities all rebounded, while health care and financials lagged.

With a portfolio focused heavily on high quality companies with strong competitive positions, this fund's performance sometimes lags when the market bids up low quality companies over the short term. However, management continues to believe that the fund is well positioned, having a diversified portfolio of high quality, growth stocks.

------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital
------------------------------------------------------------------------
PORTFOLIO
Stocks of small, midsize, and large companies with strong growth potential
------------------------------------------------------------------------
NET ASSET VALUE
------------------------------
Class IA                $3.52
Class IB                $3.50
------------------------------
December 31, 2002
------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

*Effective April 30, 2003, the fund will change its name to Putnam VT
 Discovery Growth Fund.  The investment objective will not change.



Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

[GRAPHIC OMITTED: WORM CHARTS]

Putnam VT American Government Income
Fund -- since inception (2/1/00)

            Putnam VT American     Putnam VT American
            Government Income      Government Income     Lehman Intermediate
   Date    Fund class IA shares   Fund class IB shares   Treasury Bond Index*

  2/1/00          10,000                10,000                  10,000
    3/00          10,260                10,260                  10,206
    6/00          10,460                10,460                  10,389
    9/00          10,720                10,720                  10,649
   12/00          11,211                11,198                  11,055
    3/01          11,471                11,447                  11,378
    6/01          11,440                11,427                  11,420
    9/01          12,017                11,993                  11,970
   12/01          11,976                11,942                  11,957
    3/02          11,994                11,944                  11,904
    6/02          12,417                12,366                  12,350
    9/02          12,924                12,863                  12,969
12/31/02         $13,051               $12,989                 $13,063
Footnote reads:
Putnam VT American Government Income Fund's underlying portfolio seeks high current income by investing in U.S. government securities with preservation of capital as its secondary objective. The Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.


Putnam VT Capital Appreciation Fund --
since inception (9/29/00)

              Putnam VT Capital      Putnam VT Capital
              Appreciation Fund      Appreciation Fund      Russell 3000
  Date         class IA shares        class IB shares           Index*

 9/29/00           10,000                 10,000                10,000
   12/00            9,060                  9,060                 8,997
    3/01            7,900                  7,890                 7,903
    6/01            8,470                  8,460                 8,447
    9/01            6,920                  6,900                 7,127
   12/01            7,820                  7,800                 7,966
    3/02            7,610                  7,580                 8,043
    6/02            6,600                  6,570                 6,990
    9/02            5,720                  5,690                 5,786
12/31/02           $6,090                 $6,057                $6,250
Footnote reads:
Putnam VT Capital Appreciation Fund's underlying portfolio seeks capital appreciation. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.


Putnam VT Diversified Income Fund --
since inception (9/15/93)
(subsequent periods ended 12/31)

           Putnam VT Diversified   Putnam VT Diversified
               Income Fund             Income Fund         Lehman Aggregate
   Date      class IA shares         class IB shares         Bond Index*

 9/15/93         10,000                   10,000               10,000
    1993         10,230                   10,225               10,006
    1994          9,797                    9,778                9,714
    1995         11,671                   11,631               11,508
    1996         12,699                   12,637               11,926
    1997         13,636                   13,548               13,078
    1998         13,449                   13,332               14,214
    1999         13,673                   13,551               14,097
    2000         13,698                   13,542               15,736
    2001         14,222                   14,017               17,064
12/31/02        $15,103                  $14,860              $18,814
Footnote reads:
Putnam VT Diversified Income Fund's underlying portfolio of U.S. government and other investment-grade, high-yield, and international fixed-income securities seeks high current income that Putnam Management believes is consistent with capital preservation. The Lehman Aggregate Bond Index is an unmanaged index used as a general measure of fixed-income securities.


Putnam VT The George Putnam Fund
of Boston -- since inception (4/30/98)

        Putnam VT The George   Putnam VT The George
        Putnam Fund of Boston  Putnam Fund of Boston  Standard and Poor's 500/
  Date   class IA shares         class IB shares       Barra Value Index*

 4/30/98      10,000                  10,000                10,000
    6/98       9,970                   9,970                 9,934
   12/98      10,369                  10,368                10,160
    6/99      10,992                  10,991                11,577
   12/99      10,332                  10,326                11,452
    6/00      10,259                  10,243                10,986
   12/00      11,346                  11,319                12,149
    6/01      11,526                  11,487                11,856
   12/01      11,430                  11,370                10,726
    6/02      11,007                  10,942                 9,711
12/31/02     $10,451                 $10,376                $8,489

[Putnam VT The George Putnam Fund continued]

           George Putnam          Standard and          Lehman Govt./
  Date     Blended Index*       Poor's 500 Index*     Credit Bond Index*

 4/30/98      10,000                  10,000                10,000
    6/98      10,033                  10,227                10,210
   12/98      10,413                  11,171                10,729
    6/99      11,211                  12,555                10,485
   12/99      11,175                  13,522                10,498
    6/00      11,095                  13,465                10,935
   12/00      12,138                  12,291                11,741
    6/01      12,154                  11,468                12,153
   12/01      11,692                  10,830                12,739
    6/02      11,207                   9,405                13,154
12/31/02     $10,677                  $8,437               $14,148
Footnote reads:
  Putnam VT The George Putnam Fund of Boston's underlying portfolio seeks capital growth and current income through a balanced investment composed of a well-diversified portfolio of stocks and bonds. The Standard & Poor's 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is made up of the Standard & Poor's 500/Barra Value Index and 40% of which is made up of the Lehman Aggregate Bond Index, an unmanaged index of U.S. fixed income securities. These indexes are replacing the Standard and Poor's 500 Index and the Lehman Govt./Credit Bond Index because Putnam Management believes they are more representative of the types of securities held by the fund.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam VT Global Asset Allocation Fund -- since 12/31/92

        Putnam VT Global Asset   Putnam VT Global Asset
          Allocation Fund          Allocation Fund
  Date    class IA shares          class IB shares       MSCI World Index*

12/31/92      10,000                  10,000                  10,000
    1993      11,748                  11,731                  12,250
    1994      11,454                  11,423                  12,872
    1995      14,285                  14,224                  15,539
    1996      16,516                  16,421                  17,634
    1997      19,765                  19,622                  20,413
    1998      22,427                  22,265                  25,382
    1999      25,085                  24,885                  31,710
    2000      23,862                  23,674                  27,532
    2001      21,854                  21,643                  22,900
12/31/02     $19,166                 $18,947                 $18,346
Footnote reads:
Putnam VT Global Asset Allocation Fund's underlying managed asset allocation portfolio invests in domestic and international stock and bond markets and seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged index of developed and emerging markets.


Putnam VT Global Equity Fund* --
since 12/31/92

          Putnam VT Global    Putnam VT Global
           Equity Fund           Equity Fund
  Date    class IA shares      class IB shares        MSCI World Index*

12/31/92      10,000               10,000                   10,000
    1993      13,240               13,220                   12,250
    1994      13,112               13,073                   12,872
    1995      15,167               15,099                   15,539
    1996      17,776               17,670                   17,634
    1997      20,324               20,172                   20,413
    1998      26,363               26,153                   25,382
    1999      43,499               43,037                   31,710
    2000      30,606               30,234                   27,532
    2001      21,528               21,235                   22,900
12/31/02     $16,757              $16,485                  $18,346

[Putnam VT Global Equity Fund* continued]

                 SSB World
               Primary Markets       MSCI All-Country
  Date         Growth Index*         World Free Index*

12/31/92          10,000                  10,000
    1993          11,349                  12,488
    1994          11,922                  13,116
    1995          14,880                  15,668
    1996          17,329                  17,736
    1997          20,851                  20,396
    1998          27,560                  24,876
    1999          37,649                  31,547
    2000          30,131                  27,150
    2001          23,546                  22,830
12/31/02         $17,682                 $18,497
Footnote reads:
  Putnam VT Global Equity Fund's underlying international common stock portfolio seeks capital appreciation. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets. It is replacing the Salomon Smith Barney (SSB) World Primary Markets Growth Index and the Morgan Stanley Capital International All-Country World Free Index because Putnam Management believes it is more representative of the fund's investment strategies.

* Formerly Putnam VT Global Growth Fund.


Putnam VT Growth and Income Fund --
since 12/31/92

             Putnam VT Growth     Putnam VT Growth
              and Income Fund      and Income Fund     Standard & Poor's 500/
  Date        class IA shares      class IB shares      Barra Value Index*

12/31/92          10,000               10,000                 10,000
    1993          11,427               11,409                 11,860
    1994          11,466               11,432                 11,785
    1995          15,676               15,606                 16,145
    1996          19,112               18,997                 19,697
    1997          23,727               23,550                 25,603
    1998          27,385               27,151                 29,360
    1999          27,820               27,548                 33,096
    2000          30,076               29,731                 35,109
    2001          28,222               27,830                 30,998
12/31/02         $22,920              $22,540                $24,534
Footnote reads:
Putnam VT Growth and Income Fund's underlying portfolio seeks long-term capital growth and current income. The Standard & Poor's 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.


Putnam VT Growth Opportunities Fund --
since inception (2/1/00)

           Putnam VT Growth Opportunities     Putnam VT Growth Opportunities
   Date        Fund class IA shares                 Fund class IB shares

  2/1/00              10,000                                10,000
    3/00              11,450                                11,450
    6/00              10,700                                10,690
    9/00              10,300                                10,290
   12/00               7,800                                 7,790
    3/01               5,650                                 5,640
    6/01               6,130                                 6,110
    9/01               4,690                                 4,680
   12/01               5,310                                 5,290
    3/02               5,070                                 5,050
    6/02               4,180                                 4,160
    9/02               3,570                                 3,550
12/31/02              $3,750                                $3,730

[Putnam VT Growth Opportunities Fund continued]

              Russell Top 200       Russell 1000        Standard & Poor's
   Date        Growth Index*        Growth Index*         500 Index*

  2/1/00          10,000               10,000               10,000
    3/00          11,044               11,240               10,770
    6/00          10,876               10,936               10,484
    9/00          10,119               10,348               10,383
   12/00           8,001                8,139                9,570
    3/01           6,401                6,438                8,436
    6/01           6,839                6,980                8,929
    9/01           5,637                5,625                7,619
   12/01           6,362                6,477                8,433
    3/02           6,186                6,309                8,456
    6/02           5,025                5,131                7,323
    9/02           4,296                4,359                6,058
12/31/02          $4,582               $4,671               $6,569
Footnote reads:
  Putnam VT Growth Opportunities Fund's underlying portfolio seeks capital appreciation. The Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation. It is replacing the Russell 1000 Growth Index and the Standard & Poor's 500 Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam VT Health Sciences Fund --
since inception (4/30/98)

          Putnam VT Health     Putnam VT Health
           Sciences Fund        Sciences Fund        Standard and Poor's
   Date   class IA shares      class IB shares           500 Index*

 4/30/98      10,000               10,000                 10,000
    1993      10,070               10,070                 10,227
    1994      10,951               10,940                 11,171
    1995      10,200               10,199                 12,555
    1996      10,520               10,513                 13,522
    1997      13,766               13,738                 13,465
    1998      14,638               14,599                 12,291
    1999      12,310               12,256                 11,468
    2000      11,778               11,715                 10,830
    2001      10,030                9,963                  9,405
12/31/02      $9,398               $9,332                 $8,437
Footnote reads:
Putnam VT Health Sciences Fund's underlying portfolio seeks capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT High Yield Fund --
since 12/31/92

             Putnam VT High      Putnam VT High
               Yield Fund         Yield Fund        Credit Suisse First Boston
   Date      class IA shares     class IB shares      High Yield Bond Index*

12/31/92          10,000             10,000                  10,000
   12/93          11,957             11,939                  11,891
   12/94          11,845             11,809                  11,775
   12/95          14,015             13,952                  13,822
   12/96          15,810             15,715                  15,539
   12/97          18,077             17,942                  17,501
   12/98          17,018             16,883                  17,603
   12/99          18,026             17,863                  18,180
   12/00          16,503             16,343                  17,233
   12/01          17,164             16,961                  18,230
   12/02         $17,075            $16,816                 $18,797
Footnote reads:
Putnam VT High Yield Fund's underlying portfolio seeks high current income, with a secondary objective of capital growth. The JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international securities. It is replacing the Credit Suisse First Boston (CSFB) High Yield Bond Index because Putnam Management believes it is a more appropriate index against which to compare the fund's performance. However, it cannot be graphed because it did not exist at the fund's inception date. The index incepted on 12/31/93.


Putnam VT Income Fund --
since 12/31/92

               Putnam VT           Putnam VT
               Income Fund         Income Fund        Lehman Aggregate
   Date      class IA shares     class IB shares        Bond Index*

12/31/92         10,000              10,000                10,000
   12/93         11,128              11,111                10,975
   12/94         10,762              10,730                10,655
   12/95         12,962              12,904                12,623
   12/96         13,275              13,196                13,082
   12/97         14,422              14,314                14,345
   12/98         15,612              15,487                15,591
   12/99         15,289              15,153                15,462
   12/00         16,513              16,333                17,260
   12/01         17,756              17,525                18,718
12/31/02        $19,193             $18,911               $20,637
Footnote reads:
Putnam VT Income Fund's underlying portfolio seeks high current income consistent with what Putnam Management believes is a prudent level of risk. The Lehman Aggregate Bond Index is an unmanaged index used as a general measure of fixed-income securities.


Putnam VT International Growth Fund --
since inception (1/2/97)

           Putnam VT International  Putnam VT International
              Growth Fund                 Growth Fund
   Date      class IA shares            class IB shares      MSCI EAFE Index*

  1/2/97          10,000                     10,000              10,000
    6/97          11,570                     11,561              11,121
   12/97          11,613                     11,595              10,178
    6/98          13,909                     13,881              11,799
   12/98          13,783                     13,737              12,213
    6/99          15,486                     15,425              12,698
   12/99          22,082                     21,994              15,506
    6/00          22,211                     22,108              14,876
   12/00          19,989                     19,881              13,309
    6/01          17,138                     17,034              11,365
   12/01          15,909                     15,783              10,455
    6/02          15,345                     15,220              10,286
12/31/02         $13,109                    $12,981              $8,789
Footnote reads:
  Putnam VT International Growth Fund's underlying portfolio seeks capital growth by primarily investing in equity securities of companies located outside the United States. The Morgan Stanley Capital International
  (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. Index performance data is shown for six-month periods commencing at month-end.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam VT International Growth and
Income Fund -- since inception (1/2/97)

            Putnam VT International Growth     Putnam VT International Growth
   Date     and Income Fund class IA shares    and Income Fund class IB shares

  1/2/97                10,000                              10,000
    6/97                11,570                              11,561
   12/97                11,943                              11,926
    6/98                13,793                              13,767
   12/98                13,290                              13,262
    6/99                15,081                              15,049
   12/99                16,558                              16,490
    6/00                17,516                              17,428
   12/00                16,783                              16,709
    6/01                14,391                              14,307
   12/01                13,314                              13,233
    6/02                13,622                              13,515
12/31/02               $11,494                             $11,410

[Putnam VT International Growth and Income Fund continued]

                Salomon Smith Barney
                World Ex U.S. Primary           MSCI World
   Date          Markets Value Index*          Ex U.S. Index*

  1/2/97                10,000                     10,000
    6/97                11,154                     11,122
   12/97                10,398                     10,227
    6/98                12,186                     11,823
   12/98                12,026                     12,146
    6/99                12,900                     12,694
   12/99                14,803                     15,538
    6/00                14,560                     15,079
   12/00                13,871                     13,461
    6/01                12,499                     11,485
   12/01                11,366                     10,580
    6/02                11,610                     10,403
12/31/02                $9,908                     $8,909
Footnote reads:
Putnam VT International Growth and Income Fund's underlying portfolio seeks capital growth primarily through investing in common stocks of foreign companies, with current income as a secondary objective. The Salomon Smith Barney World Ex U.S. Primary Markets Value Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their value orientation. It is replacing the Morgan Stanley Capital International
(MSCI) World Ex U.S. Index because Putnam Management believes it is more representative of the fund's investment strategies. Index performance data is shown for six-month periods commencing at month-end.


Putnam VT International New Opportunities
Fund -- since inception (1/2/97)

         Putnam VT International  Putnam VT International    SSB World Ex
         New Opportunities Fund   New Opportunities Fund   U.S. Growth Primary
   Date    class IA shares           class IB shares         Markets Index*

  1/2/97        10,000                    10,000                10,000
    6/97        11,170                    11,162                11,263
   12/97         9,990                     9,975                10,707
    6/98        11,616                    11,593                12,299
   12/98        11,546                    11,513                12,966
    6/99        13,802                    13,760                13,484
   12/99        23,432                    23,348                17,756
    6/00        19,814                    19,726                16,965
   12/00        14,396                    14,321                14,612
    6/01        11,130                    11,063                11,810
   12/01        10,290                    10,214                11,039
    6/02        10,165                    10,076                10,391
12/31/02        $8,905                    $8,821                $9,062
Footnote reads:
Putnam VT International New Opportunities Fund's underlying portfolio seeks long-term capital appreciation primarily through investing in international equities. The Salomon Smith Barney (SSB) World Ex U.S. Growth Primary Markets Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation. Index performance data is shown for six-month periods commencing at month-end.


Putnam VT Investors Fund --
since inception (4/30/98)

        Putnam VT Investors Fund  Putnam VT Investors Fund  Standard and Poor's
   Date      class IA shares          class IB shares           500 Index*

 4/30/98         10,000                   10,000                  10,000
    6/98         10,590                   10,590                  10,227
   12/98         11,666                   11,654                  11,171
    6/99         12,807                   12,795                  12,555
   12/99         15,181                   15,148                  13,522
    6/00         14,760                   14,717                  13,465
   12/00         12,377                   12,325                  12,291
    6/01         10,514                   10,472                  11,468
   12/01          9,331                    9,271                  10,830
    6/02          7,896                    7,840                   9,405
12/31/02         $7,122                   $7,058                  $8,437
Footnote reads:
Putnam VT Investors Fund's underlying portfolio seeks long-term capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT New Opportunities Fund --
since inception (5/2/94)
(subsequent periods ended 12/31)

               Putnam VT New           Putnam VT New
             Opportunities Fund      Opportunities Fund     Russell Mid Cap
   Date        class IA shares         class IB shares        Growth Index*

  5/2/94           10,000                  10,000                10,000
    1994           10,820                  10,809                10,121
    1995           15,675                  15,636                13,561
    1996           17,270                  17,201                15,930
    1997           21,291                  21,174                19,521
    1998           26,482                  26,304                23,009
    1999           44,848                  44,478                34,811
    2000           33,147                  32,824                30,721
    2001           23,207                  22,932                24,530
12/31/02          $16,177                 $15,936               $17,808
Footnote reads:
  Putnam VT New Opportunities Fund's underlying portfolio seeks long-term capital appreciation. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Growth Index chosen for their growth orientation. Index performance data is shown for one-year periods commencing at month-end.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam VT New Value Fund --
since inception (1/2/97)

              Putnam VT New       Putnam VT New
               Value Fund           Value Fund           Russell 3000
   Date      class IA shares       class IB shares       Value Index*

  1/2/97          10,000              10,000                10,000
    6/97          11,190              11,182                11,796
   12/97          11,760              11,742                13,549
    6/98          12,207              12,182                15,093
   12/98          12,496              12,460                15,378
    6/99          14,293              14,252                17,265
   12/99          12,529              12,492                16,401
    6/00          12,905              12,862                15,817
   12/00          15,359              15,287                17,719
    6/01          16,645              16,559                17,659
   12/01          15,902              15,794                16,951
    6/02          14,831              14,707                16,290
12/31/02         $13,447             $13,329               $14,378
Footnote reads:
Putnam VT New Value Fund's underlying portfolio seeks long-term capital appreciation. The Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.


Putnam VT OTC & Emerging Growth
Fund -- since inception (4/30/98)

                Putnam VT OTC & Emerging         Putnam VT OTC & Emerging
   Date        Growth Fund class IA shares      Growth Fund class IB shares

 4/30/98                 10,000                            10,000
    6/98                 10,230                            10,230
   12/98                 10,094                            10,082
    6/99                 11,925                            11,923
   12/99                 22,866                            22,831
    6/00                 20,139                            20,094
   12/00                 11,198                            11,166
    6/01                  7,725                             7,694
   12/01                  6,095                             6,064
    6/02                  4,809                             4,778
12/31/02                 $4,141                            $4,110

[Putnam VT OTC & Emerging Growth Fund continued]

                   Russell 2500       Russell Mid Cap
   Date            Growth Index*       Growth Index*

 4/30/98               10,000             10,000
    6/98                9,427              9,860
   12/98                9,193             10,389
    6/99               10,624             11,863
   12/99               14,293             15,717
    6/00               15,321             17,627
   12/00               11,993             13,871
    6/01               11,647             12,073
   12/01               10,694             11,075
    6/02                8,652              8,893
12/31/02               $7,582             $8,040
Footnote reads:
Putnam VT OTC & Emerging Growth Fund's underlying portfolio seeks capital appreciation. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 chosen for their growth orientation. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.


Putnam VT Research Fund --
since inception (9/30/98)

        Putnam VT Research Fund  Putnam VT Research Fund  Standard and Poor's
  Date    class IA shares           class IB shares            500 Index*

 9/30/98      10,000                    10,000                   10,000
   12/98      11,951                    11,919                   12,130
    6/99      13,409                    13,386                   13,632
   12/99      15,247                    15,219                   14,682
    6/00      15,949                    15,910                   14,620
   12/00      14,966                    14,918                   13,345
    6/01      13,421                    13,370                   12,452
   12/01      12,180                    12,108                   11,759
    6/02      10,397                    10,320                   10,212
12/31/02      $9,493                    $9,419                   $9,160
Footnote reads:
Putnam VT Research Fund's underlying portfolio seeks capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT Small Cap Value Fund --
since inception (4/30/99)

               Putnam VT Small Cap   Putnam VT Small Cap
                  Value Fund            Value Fund          Russell 2000
   Date         class IA shares       class IB shares       Value Index*

 4/30/99             10,000                10,000              10,000
    8/99             10,340                10,330              10,046
   12/99             10,347                10,337               9,996
    4/00             11,040                11,019              10,440
    8/00             11,762                11,732              11,422
   12/00             12,894                12,863              12,278
    4/01             13,721                13,669              12,971
    8/01             14,895                14,832              13,483
   12/01             15,269                15,196              14,000
    4/02             16,931                16,832              15,881
    8/02             13,350                13,267              12,728
12/31/02            $12,512               $12,420             $12,400
Footnote reads:
  Putnam VT Small Cap Value Fund's underlying portfolio seeks capital appreciation. The Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 chosen for their value orientation.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


Putnam VT Utilities Growth and Income
Fund -- since 12/31/92

         Putnam VT Utilities Growth    Putnam VT Utilities Growth
              and Income Fund              and Income Fund
  Date        class IA shares              class IB shares

12/31/92          10,000                      10,000
    1993          11,342                      11,325
    1994          10,546                      10,514
    1995          13,824                      13,761
    1996          16,008                      15,912
    1997          20,345                      20,193
    1998          23,380                      23,193
    1999          23,226                      23,011
    2000          27,315                      27,025
    2001          21,277                      21,004
12/31/02         $16,206                     $15,952

[Putnam VT Utilities Growth and Income Fund continued]

             Standard & Poor's       Lipper Utility
  Date       Utilities Index*        Funds Average*

12/31/92          10,000                  10,000
    1993          11,369                  11,510
    1994          10,029                  10,474
    1995          13,314                  13,365
    1996          14,070                  14,688
    1997          17,538                  18,448
    1998          20,140                  21,824
    1999          18,291                  25,272
    2000          28,751                  27,269
    2001          19,999                  21,488
12/31/02         $14,001                 $16,374
Footnote reads:
Putnam VT Utilities Growth and Income Fund's underlying portfolio of stocks and bonds issued by utility companies seeks capital growth and current income. The Standard & Poor's Utilities Index is an unmanaged index of common stocks issued by utility companies. The Lipper Utility Funds Average is an arithmetic return of all utilities funds tracked by Lipper, Inc.


Putnam VT Vista Fund --
since inception (1/2/97)

         Putnam VT Vista Fund    Putnam VT Vista Fund   Russell Mid Cap
   Date   class IA shares          class IB shares       Growth Index*

  1/2/97      10,000                   10,000               10,000
    6/97      11,040                   11,032               11,203
   12/97      12,321                   12,303               12,420
    6/98      14,401                   14,373               13,894
   12/98      14,721                   14,702               14,639
    6/99      16,601                   16,558               16,716
   12/99      22,508                   22,433               22,147
    6/00      26,165                   26,072               24,839
   12/00      21,612                   21,516               19,545
    6/01      16,858                   16,769               17,012
   12/01      14,406                   14,308               15,607
    6/02      11,626                   11,532               12,532
12/31/02     $10,021                   $9,930              $11,330
Footnote reads:
Putnam VT Vista Fund's underlying portfolio seeks long-term capital appreciation. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.


Putnam VT Voyager Fund --
since 12/31/92

             Putnam VT Voyager Fund     Putnam VT Voyager Fund
  Date          class IA shares             class IB shares

12/31/92             10,000                     10,000
    1993             11,870                     11,852
    1994             11,993                     11,957
    1995             16,871                     16,795
    1996             19,059                     18,945
    1997             24,113                     23,933
    1998             29,987                     29,722
    1999             47,446                     46,965
    2000             39,659                     39,199
    2001             30,840                     30,415
12/31/02            $22,718                    $22,350

[Putnam VT Voyager Fund continued]

               Russell 1000         Standard and Poor's
  Date         Growth Index*           500 Index*

12/31/92          10,000                 10,000
    1993          10,287                 11,008
    1994          10,557                 11,153
    1995          14,481                 15,344
    1996          17,830                 18,867
    1997          23,266                 25,162
    1998          32,272                 32,353
    1999          42,972                 39,161
    2000          33,336                 35,596
    2001          26,528                 31,365
12/31/02         $19,131                $24,433
Footnote reads:
Putnam VT Voyager Fund's underlying portfolio seeks long-term capital appreciation. The Russell 1000 Growth Index is an unmanaged index of those companies in the in the Russell 1000 Index chosen for their growth orientation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT Voyager Fund II --
since inception (9/29/00)

           Putnam VT Voyager Fund II      Putnam VT Voyager Fund II
  Date        class IA shares                 class IB shares

 9/29/00            10,000                        10,000
   12/00             7,180                         7,180
    3/01             5,190                         5,190
    6/01             5,960                         5,960
    9/01             4,070                         4,060
   12/01             4,980                         4,970
    3/02             4,840                         4,830
    6/02             4,040                         4,030
    9/02             3,340                         3,320
12/31/02            $3,520                        $3,500

[Putnam VT Voyager Fund II continued]

                Russell Mid Cap          Russell 2500
  Date           Growth Index*           Growth Index*

 9/29/00            10,000                  10,000
   12/00             7,536                   7,963
    3/01             5,646                   6,377
    6/01             6,559                   7,734
    9/01             4,736                   5,640
   12/01             6,018                   7,101
    3/02             5,911                   6,891
    6/02             4,832                   5,745
    9/02             4,002                   4,650
12/31/02            $4,369                  $5,035
Footnote reads:
  Putnam VT Voyager Fund's II underlying portfolio seeks long-term growth of capital. The Russell Mid Cap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 chosen for their growth orientation. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 Index chosen for their growth orientation.

* Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

An investment's past performance should not be taken as an assurance of future results.



Putnam Fund Management Teams

A complete listing of team members can be found online at www.putnam.com.

American Government Income Fund
Core Fixed Income Team
Portfolio Leader: Kevin M. Cronin
Portfolio Member: Rob A. Bloemker

Capital Appreciation Fund
US Core, US Small- and Mid-Cap Core Teams
Portfolio Leader: Michael E. Nance
Portfolio Member: Joseph P. Joseph

Diversified Income Fund
Core Fixed Income and Core Fixed Income High Yield Teams
Portfolio Leader: D. William Kohli
Portfolio Member: David Waldman

The George Putnam Fund of Boston
Large-Cap Value, Core Fixed-Income and Global Asset Allocation
Portfolio Leader: Jeanne L. Mockard
Portfolio Members: Jeffrey L. Knight, James M. Prusko

Global Asset Allocation Fund
Global Asset Allocation Team
Portfolio Leader: Jeffrey L. Knight
Portfolio Members: Robert J. Kea, Robert J Schoen,
J. Graham Spiers

Global Equity Fund
Global Core Team
Portfolio Leader: Paul C. Warren
Portfolio Members: Mark A. Bogar, Geirulv Lode,
Shigeki Makino, Stephen S. Oler

Growth and Income Fund
Large Cap Value Team
Portfolio Leader: Hugh H. Mullin
Portfolio Members: David L. King, Christopher G. Miller

Growth Opportunities Fund
Large Cap Growth Team
Portfolio Leader: Brian O'Toole
Portfolio Member: David J. Santos

Health Sciences Fund
Health Sciences Team
Portfolio Leader: Terrence W. Norchi
Portfolio Members: Nathan W. Eigerman, Cole Lannum

High Yield Fund
Core Fixed Income High Yield Team
Portfolio Leader: Stephen C. Peacher
Portfolio Members: Norman P. Boucher, Paul D. Scanlon, Rosemary H.
Thomsen

Income Fund
Core Fixed Income Team
Portfolio Leader: Kevin Cronin
Portfolio Members: Rob A. Bloemker, James M. Prusko

International Growth Fund
International Core Team
Portfolio Leader: Omid Kamshad
Portfolio Members: Joshua L. Byrne, Simon Davis,
Stephen S. Oler, George W. Stairs

International Growth and Income Fund
International Value Team
Portfolio Leader: George W. Stairs
Portfolio Member: Pamela R. Holding

International New Opportunities Fund
International Growth Team
Portfolio Leader: Stephen P. Dexter
Portfolio Members: Nathan W. Eigerman, Peter Hadden

Investors Fund
U.S. Core Team
Portfolio Leader: Paul C. Warren
Portfolio Members: Richard P Cervone, Kevin M. Divney, Paul E. Marrkand, James C. Wiess

Money Market Fund
Core Fixed Income Money Market Team
Portfolio Leader: Joanne M. Driscoll
Portfolio Member: James M. Prusko

New Opportunities Fund
Specialty Growth and Large Cap Growth Teams
Portfolio Leader: Daniel L. Miller
Portfolio Members: Kenneth J. Doerr, Brian O'Toole

New Value Fund
Large-Cap Value Team
Portfolio Leader: David L. King
Portfolio Member: Michael J. Abata

OTC & Emerging Growth Fund
Specialty Growth Team
Portfolio Leader: Roland W. Gillis
Portfolio Member: Michael J. Mufson

Research Fund
Global Equity Research Team

Small Cap Value Fund
Small- and Mid-Cap Value Teams
Portfolio Leader: Edward T. Shadek Jr.
Portfolio Member: Eric Harthun

Utilities Growth and Income Fund
Utilities Team
Portfolio Leader: Michael R. Yogg
Portfolio Members: Stephen Balter, James Prusko

Vista Fund
Specialty Growth Team
Portfolio Leader: Eric M. Wetlaufer
Portfolio Members: Dana F. Clark, Kenneth J. Doerr,
Margery C. Parker

Voyager Fund
Large Cap Growth and Specialty Growth Teams
Portfolio Leader: Brian O'Toole
Portfolio Members: Tony H. Elavia, Eric M. Wetlaufer

Voyager Fund II:
Specialty Growth and Large Cap Growth Teams
Portfolio Leader: Roland W. Gillis
Portfolio Members: Daniel L. Miller, David J. Santos



Report of independent accountants

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-five funds constituting the Putnam Variable Trust (the "trust"), at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003




Putnam VT American Government Fund
The fund's portfolio
December 31, 2002

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (93.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (64.5%)
.........................................................................................................................
                     Federal Farm Credit Bank Adjustable
                     Rate Mortgages
.........................................................................................................................
       $10,000,000     5 3/4s, January 18, 2011                                                              $11,102,710
.........................................................................................................................
         5,000,000     4 1/4s, July 1, 2003                                                                    5,074,365
.........................................................................................................................
                     Federal Home Loan Bank
.........................................................................................................................
         4,850,000     5.8s, September 2, 2008                                                                 5,460,387
.........................................................................................................................
        11,000,000     5 3/8s, May 15, 2006                                                                   12,021,053
.........................................................................................................................
                     Federal Home Loan
                     Mortgage Corporation
.........................................................................................................................
         2,972,637     7 1/2s, with due dates from
                       January 1, 2030 to July 1, 2031                                                         3,161,646
.........................................................................................................................
           366,258     7 1/2s, with due dates from
                       October 1, 2014 to October 1, 2015                                                        390,904
.........................................................................................................................
        31,122,413     7s, with due dates from
                       November 1,2026 to July 1, 2032                                                        32,730,490
.........................................................................................................................
        16,095,500     TBA, 6 1/2s, January 1, 2033                                                           16,759,439
.........................................................................................................................
            34,157     TBA, 6s, January 1, 2033                                                                   35,310
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
         6,317,469     7 1/2s, with due dates from
                       August 1, 2029 to June 1, 2032                                                          6,709,642
.........................................................................................................................
         1,924,442     7 1/2s, with due dates from
                       January 1, 2016 to September 1, 2016                                                    2,055,978
.........................................................................................................................
         4,540,000     TBA, 7 1/2s, January 1, 2016                                                            4,842,191
.........................................................................................................................
        53,573,144     7s, with due dates from May 1, 2023
                       to September 1, 2032                                                                   56,371,601
.........................................................................................................................
        39,455,491     TBA, 6s, January 1, 2033                                                               40,774,804
.........................................................................................................................
        81,134,847     5 1/2s, with due dates from
                       November 1, 2016 to
                       December 1, 2017                                                                       84,130,164
.........................................................................................................................
           138,953     5 1/2s, June 1, 2017                                                                      144,269
.........................................................................................................................
        25,002,000     TBA, 5 1/2s, December 1, 2017                                                          25,900,522
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
           688,671     7 1/2s, with due dates from
                       June 15, 2030 to March 15, 2032                                                           734,828
.........................................................................................................................
        12,334,177     7s, with due dates from April 15, 2028
                       to September 15, 2031                                                                  13,080,943
.........................................................................................................................
         1,095,000     TBA, 7s, December 1, 2032                                                               1,160,016
.........................................................................................................................
           555,243     6 1/2s, with due dates from
                       May 15, 2029 to May 15, 2029                                                              583,491
.........................................................................................................................
         3,941,558     6s, with due dates from
                       November 15, 2028 to June 15, 2032                                                      4,027,112
.........................................................................................................................
        26,820,000     TBA, 6s, January 1, 2033                                                               27,982,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                             355,234,665
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (7.3%)
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
        11,795,000     7 1/4s, May 15, 2030                                                                   14,837,178
.........................................................................................................................
        17,800,000     7 1/4s, January 15, 2010                                                               21,568,616
.........................................................................................................................
         3,460,000     6s, May 15, 2011                                                                        3,911,056
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,316,850
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Treasury Obligations (21.4%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
        $1,170,000     10 5/8s, August 15, 2015                                                               $1,889,138
.........................................................................................................................
         1,865,000     8s, November 15, 2021                                                                   2,598,615
.........................................................................................................................
         3,170,000     7 1/2s, November 15, 2016                                                               4,145,517
.........................................................................................................................
        12,361,000     6 1/4s, May 15, 2030                                                                   14,792,161
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
        45,900,000     6 1/2s, February 15, 2010                                                              54,864,821
.........................................................................................................................
        12,500,000     4 7/8s, February 15, 2012                                                              13,573,725
.........................................................................................................................
         8,000,000     4 3/8s, May 15, 2007                                                                    8,590,624
.........................................................................................................................
         2,524,995     3 5/8s, January 15, 2008                                                                2,770,394
.........................................................................................................................
        14,795,000     3s, November 15, 2007                                                                  14,972,999
------------------------------------------------------------------------------------------------------------------------
                                                                                                             118,197,994
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $504,348,013)                                                                    $513,749,509
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
          $863,780     Ser. 02-T18, Class A4, 7 1/2s, 2042                                                      $939,298
.........................................................................................................................
        11,248,783     Ser. 02-T16, Class A3, 7 1/2s, 2042                                                    12,232,242
.........................................................................................................................
         2,207,267     Ser. 02-W4, Class A5, 7 1/2s, 2042                                                      2,400,244
.........................................................................................................................
         1,087,948     Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     1,183,065
.........................................................................................................................
         2,015,593     Ser. 02-T4, Class A3, 7 1/2s, 2041                                                      2,191,812
.........................................................................................................................
           801,391     Ser. 02-T6, Class A2, 7 1/2s, 2041                                                        871,455
.........................................................................................................................
           757,967     Ser. 01-T12, Class A2, 7 1/2s, 2041                                                       824,234
.........................................................................................................................
         1,236,331     Ser. 01-T7, Class A1, 7 1/2s, 2041                                                      1,344,421
.........................................................................................................................
           260,326     Ser. 99-T2, Class A1, 7 1/2s, 2039                                                        283,086
.........................................................................................................................
           913,487     Ser. 00-T6, Class A1, 7 1/2s, 2030                                                        993,351
.........................................................................................................................
           127,608     Ser. 02-W3, Class A5, 7 1/2s, 2028                                                        138,765
.........................................................................................................................
        21,100,000     FHA/VA Ser. TBA, 7 1/2s, 2042                                                          22,944,731
.........................................................................................................................
           783,202   Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
                     Ser. T-42, Class A5, 7 1/2s, 2042                                                           851,676
.........................................................................................................................
         3,951,473   Freddie Mac Ser. 212, IO, 6s, 2031                                                          530,362
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations (cost $47,656,301)                                                          $47,728,742
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (22.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $21,614,255   Interest in $500,000,000 Tri-party
                     repurchase  agreement dated
                     December 31, 2002 with Warburg
                     Securities due January 2, 2003 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $21,615,756 for an effective yield
                     of 1.25%                                                                                $21,614,255
.........................................................................................................................
        21,000,000   Interest in $422,000,000 Tri-party
                     repurchase agreement dated
                     December 31, 2002 with Goldman
                     Sachs due January 2, 2003 with respect
                     to various U.S. Government obligations
                     -- maturity value of $21,001,400 for an
                     effective yield of 1.20%                                                                 21,000,000
.........................................................................................................................
        50,000,000   Federal Home Loan Banks, for an
                     effective yield of 1.22%, January 22, 2003                                               49,855,333
.........................................................................................................................
        31,636,000   Federal Home Loan Banks, for an
                     effective yield of 1.24%, March 26, 2003                                                 31,613,486
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $124,083,074)                                                                    $124,083,074
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $676,087,388)                                                                    $685,561,325
------------------------------------------------------------------------------------------------------------------------
TBA Sales Commitments at December 31, 2002
(proceeds receivable $23,133,841)
------------------------------------------------------------------------------
                                                   Expiration
                                       Principal        Date/
Agency                                    Amount Strike Price          Value
...............................................................................
FNMA, 5 1/2s, January 1, 2018        $22,501,000      1/21/03    $23,309,641
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Capital Appreciation Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (97.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (0.2%)
.........................................................................................................................
             3,201   BE Aerospace, Inc. (NON)                                                                    $11,652
.........................................................................................................................
             1,169   Teledyne Technologies, Inc. (NON)                                                            18,330
.........................................................................................................................
               660   Triumph Group, Inc. (NON)                                                                    21,080
.........................................................................................................................
               617   United Defense Industries, Inc. (NON)                                                        14,376
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  65,438
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
             3,420   Mesa Air Group, Inc. (NON)                                                                   13,919
------------------------------------------------------------------------------------------------------------------------
Automotive (0.1%)
.........................................................................................................................
             3,156   Visteon Corp.                                                                                21,966
------------------------------------------------------------------------------------------------------------------------
Banking (8.9%)
.........................................................................................................................
               898   Astoria Financial Corp.                                                                      24,381
.........................................................................................................................
             2,780   Brookline Bancorp, Inc.                                                                      33,082
.........................................................................................................................
            24,100   Comerica, Inc.                                                                            1,042,084
.........................................................................................................................
               430   New York Community Bancorp, Inc.                                                             12,418
.........................................................................................................................
             3,959   Sovereign Bancorp, Inc.                                                                      55,624
.........................................................................................................................
            57,100   U.S. Bancorp                                                                              1,211,662
.........................................................................................................................
               780   Webster Financial Corp.                                                                      27,144
.........................................................................................................................
               562   Westamerica Bancorp.                                                                         22,581
.........................................................................................................................
               761   Wilmington Trust Corp.                                                                       24,108
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,453,084
------------------------------------------------------------------------------------------------------------------------
Broadcasting (4.1%)
.........................................................................................................................
               508   Cox Radio, Inc. Class A (NON)                                                                11,587
.........................................................................................................................
             2,164   Emmis Communications Corp. Class A (NON)                                                     45,076
.........................................................................................................................
               346   Media General, Inc. Class A                                                                  20,743
.........................................................................................................................
             2,915   Sinclair Broadcast Group, Inc. (NON)                                                         33,901
.........................................................................................................................
            24,800   Viacom, Inc. Class B (NON)                                                                1,010,848
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,122,155
------------------------------------------------------------------------------------------------------------------------
Cable Television (4.9%)
.........................................................................................................................
            46,400   Comcast Corp. Class A (Special) (NON)                                                     1,048,176
.........................................................................................................................
            13,450   Echostar Communications Corp. Class A (NON)                                                 299,397
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,347,573
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.2%)
.........................................................................................................................
               337   Albemarle Corp.                                                                               9,588
.........................................................................................................................
               865   Ferro Corp.                                                                                  21,132
.........................................................................................................................
               898   FMC Corp. (NON)                                                                              24,533
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  55,253
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.4%)
.........................................................................................................................
               592   ADVO, Inc. (NON)                                                                             19,435
.........................................................................................................................
             3,115   ServiceMaster Co. (The)                                                                      34,577
.........................................................................................................................
             2,226   Viad Corp.                                                                                   49,751
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 103,763
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.8%)
.........................................................................................................................
             1,720   Polycom, Inc. (NON)                                                                          16,374
.........................................................................................................................
            20,600   QUALCOMM, Inc. (NON)                                                                        749,634
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 766,008
------------------------------------------------------------------------------------------------------------------------
Computers (0.2%)
.........................................................................................................................
             1,402   Avocent Corp. (NON)                                                                          31,152
.........................................................................................................................
             1,750   RadiSys Corp. (NON)                                                                          13,965
.........................................................................................................................
             1,790   SBS Technologies, Inc. (NON)                                                                 16,396
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  61,513
------------------------------------------------------------------------------------------------------------------------
Conglomerates (3.0%)
.........................................................................................................................
            20,000   General Electric Co.                                                                        487,000
.........................................................................................................................
            19,600   Tyco Intl., Ltd. (Bermuda)                                                                  334,768
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 821,768
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.7%)
.........................................................................................................................
            39,450   MBNA Corp.                                                                                  750,339
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.1%)
.........................................................................................................................
               216   International Flavors & Fragrances, Inc.                                                      7,582
.........................................................................................................................
             1,505   Yankee Candle Co., Inc. (The) (NON)                                                          24,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  31,662
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
.........................................................................................................................
             1,160   Heidrick & Struggles International, Inc. (NON)                                               17,017
.........................................................................................................................
             1,060   Maximus, Inc. (NON)                                                                          27,666
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  44,683
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.3%)
.........................................................................................................................
             1,233   PNM Resources, Inc.                                                                          29,370
.........................................................................................................................
               760   SCANA Corp.                                                                                  23,530
.........................................................................................................................
             5,320   Sierra Pacific Resources (NON)                                                               34,580
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  87,480
------------------------------------------------------------------------------------------------------------------------
Electronics (3.5%)
.........................................................................................................................
            12,800   Analog Devices, Inc. (NON)                                                                  305,536
.........................................................................................................................
             1,240   Belden, Inc.                                                                                 18,873
.........................................................................................................................
             1,110   Garmin, Ltd. (Cayman Islands) (NON)                                                          32,523
.........................................................................................................................
            31,720   Intel Corp.                                                                                 493,880
.........................................................................................................................
             4,115   Lattice Semiconductor Corp. (NON)                                                            36,089
.........................................................................................................................
               720   Merix Corp. (NON)                                                                             6,048
.........................................................................................................................
             2,964   PerkinElmer, Inc.                                                                            24,453
.........................................................................................................................
             1,944   Thermo Electron Corp. (NON)                                                                  39,113
.........................................................................................................................
             5,950   Zarlink Semiconductor, Inc. (Canada) (NON)                                                   13,447
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 969,962
------------------------------------------------------------------------------------------------------------------------
Energy (1.8%)
.........................................................................................................................
            20,690   GlobalSantaFe Corp.                                                                         503,181
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.1%)
.........................................................................................................................
             1,420   Insituform Technologies, Inc. Class A (NON)                                                  24,211
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.1%)
.........................................................................................................................
             1,320   Regal Entertainment Group Class A                                                            28,274
------------------------------------------------------------------------------------------------------------------------
Financial (7.2%)
.........................................................................................................................
            25,715   Citigroup, Inc.                                                                             904,911
.........................................................................................................................
            17,780   Freddie Mac                                                                               1,049,909
.........................................................................................................................
             1,708   Interactive Data Corp. (NON)                                                                 23,485
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,978,305
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
.........................................................................................................................
             1,990   Smurfit-Stone Container Corp. (NON)                                                          30,628
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.2%)
.........................................................................................................................
             1,495   Argosy Gaming Co. (NON)                                                                      28,300
.........................................................................................................................
             4,532   Park Place Entertainment Corp. (NON)                                                         38,069
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  66,369
------------------------------------------------------------------------------------------------------------------------
Health Care Services (8.4%)
.........................................................................................................................
               939   AdvancePCS (NON)                                                                             20,855
.........................................................................................................................
            12,400   Cardinal Health, Inc.                                                                       733,956
.........................................................................................................................
               908   First Health Group Corp. (NON)                                                               22,110
.........................................................................................................................
            28,700   HCA, Inc.                                                                                 1,191,050
.........................................................................................................................
             1,690   On Assignment, Inc. (NON)                                                                    14,399
.........................................................................................................................
               543   Oxford Health Plans, Inc. (NON)                                                              19,792
.........................................................................................................................
               433   Pediatrix Medical Group, Inc. (NON)                                                          17,346
.........................................................................................................................
             5,300   Quest Diagnostics, Inc. (NON)                                                               301,570
.........................................................................................................................
               483   Renal Care Group, Inc. (NON)                                                                 15,282
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,336,360
------------------------------------------------------------------------------------------------------------------------
Insurance (0.2%)
.........................................................................................................................
               855   IPC Holdings, Ltd. (Bermuda) (NON)                                                           26,967
.........................................................................................................................
             1,000   Odyssey Re Holdings Corp.                                                                    17,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  44,667
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
.........................................................................................................................
             1,027   A.G. Edwards, Inc.                                                                           33,850
.........................................................................................................................
             1,296   Federated Investors, Inc.                                                                    32,880
.........................................................................................................................
             1,758   T Rowe Price Group, Inc.                                                                     47,958
.........................................................................................................................
             2,991   Waddell & Reed Financial, Inc.                                                               58,833
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 173,521
------------------------------------------------------------------------------------------------------------------------
Leisure (0.2%)
.........................................................................................................................
             2,467   Brunswick Corp.                                                                              48,995
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (2.9%)
.........................................................................................................................
               334   Four Seasons Hotels, Inc. (Canada)                                                            9,436
.........................................................................................................................
            23,250   Marriott International, Inc. Class A                                                        764,228
.........................................................................................................................
             1,209   Orient-Express Hotels, Ltd. Class A
                     (Bermuda) (NON)                                                                              16,322
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 789,986
------------------------------------------------------------------------------------------------------------------------
Machinery (0.2%)
.........................................................................................................................
               742   Briggs & Stratton Corp.                                                                      31,513
.........................................................................................................................
               752   Kennametal, Inc.                                                                             25,929
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  57,442
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
.........................................................................................................................
               606   Actuant Corp. Class A (NON)                                                                  28,149
.........................................................................................................................
             1,117   Pentair, Inc.                                                                                38,592
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  66,741
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.5%)
.........................................................................................................................
               430   Bio-Rad Laboratories, Inc. Class A (NON)                                                     16,641
.........................................................................................................................
               930   C.R. Bard, Inc.                                                                              53,940
.........................................................................................................................
               200   Conmed Corp. (NON)                                                                            3,918
.........................................................................................................................
             2,122   Pall Corp.                                                                                   35,395
.........................................................................................................................
             1,276   Sybron Dental Specialties, Inc. (NON)                                                        18,949
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 128,843
------------------------------------------------------------------------------------------------------------------------
Metal Fabricators (0.1%)
.........................................................................................................................
               693   Mueller Industries, Inc. (NON)                                                               18,884
------------------------------------------------------------------------------------------------------------------------
Metals (0.2%)
.........................................................................................................................
             3,198   AK Steel Holding Corp. (NON)                                                                 25,584
.........................................................................................................................
             2,239   Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                                37,570
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  63,154
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.1%)
.........................................................................................................................
             1,495   Global Imaging Systems, Inc. (NON)                                                           27,478
.........................................................................................................................
               446   Hon Industries, Inc.                                                                         12,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  40,091
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.6%)
.........................................................................................................................
            19,780   Exxon Mobil Corp.                                                                           691,113
.........................................................................................................................
             1,045   FMC Technologies, Inc. (NON)                                                                 21,349
.........................................................................................................................
               700   Pioneer Natural Resources Co. (NON)                                                          17,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 730,137
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.5%)
.........................................................................................................................
             8,650   Allergan, Inc.                                                                              498,413
.........................................................................................................................
             1,300   Forest Laboratories, Inc. (NON)                                                             127,686
.........................................................................................................................
            17,430   Johnson & Johnson                                                                           936,165
.........................................................................................................................
            43,804   Pfizer, Inc.                                                                              1,339,088
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,901,352
------------------------------------------------------------------------------------------------------------------------
Publishing (--%)
.........................................................................................................................
               638   Belo Corp. Class A                                                                           13,602
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
               950   Arden Realty, Inc. (R)                                                                       21,043
.........................................................................................................................
               500   Brandywine Realty Trust (R)                                                                  10,905
.........................................................................................................................
             1,944   FelCor Lodging Trust, Inc. (R)                                                               22,239
.........................................................................................................................
               517   Pan Pacific Retail Properties, Inc. (R)                                                      18,886
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  73,073
------------------------------------------------------------------------------------------------------------------------
Retail (11.4%)
.........................................................................................................................
            18,703   AutoZone, Inc. (NON)                                                                      1,321,367
.........................................................................................................................
             1,366   Barnes & Noble, Inc. (NON)                                                                   24,684
.........................................................................................................................
               962   Charlotte Russe Holding, Inc. (NON)                                                          10,207
.........................................................................................................................
               429   Cost Plus, Inc. (NON)                                                                        12,299
.........................................................................................................................
             1,020   Duane Reade, Inc. (NON)                                                                      17,340
.........................................................................................................................
            27,800   Family Dollar Stores, Inc.                                                                  867,638
.........................................................................................................................
             2,065   Foot Locker, Inc.                                                                            21,683
.........................................................................................................................
            44,090   TJX Cos., Inc. (The)                                                                        860,637
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,135,855
------------------------------------------------------------------------------------------------------------------------
Schools (0.1%)
.........................................................................................................................
             1,070   Learning Tree International, Inc. (NON)                                                      14,659
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.3%)
.........................................................................................................................
             1,160   Applied Films Corp. (NON)                                                                    23,188
.........................................................................................................................
             1,438   Cognex Corp. (NON)                                                                           26,502
.........................................................................................................................
             3,060   Mykrolis Corp. (NON)                                                                         22,338
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  72,028
------------------------------------------------------------------------------------------------------------------------
Shipping (0.2%)
.........................................................................................................................
               685   Teekay Shipping Corp. (Bahamas)                                                              27,880
.........................................................................................................................
               596   USFreightways Corp.                                                                          17,135
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  45,015
------------------------------------------------------------------------------------------------------------------------
Software (9.0%)
.........................................................................................................................
            47,650   BMC Software, Inc. (NON)                                                                    815,292
.........................................................................................................................
            22,235   Microsoft Corp. (NON)                                                                     1,149,550
.........................................................................................................................
             1,493   Network Associates, Inc. (NON)                                                               24,022
.........................................................................................................................
            46,080   Oracle Corp. (NON)                                                                          497,664
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,486,528
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.3%)
.........................................................................................................................
            14,400   Automatic Data Processing, Inc.                                                             565,200
.........................................................................................................................
               930   BARRA, Inc. (NON)                                                                            28,207
.........................................................................................................................
             3,815   BearingPoint, Inc. (NON)                                                                     26,324
.........................................................................................................................
               948   Equifax, Inc.                                                                                21,937
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 641,668
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.3%)
.........................................................................................................................
            31,150   Nextel Communications, Inc. Class A (NON)                                                   359,783
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.6%)
.........................................................................................................................
            10,725   Philip Morris Cos., Inc.                                                                    434,684
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.1%)
.........................................................................................................................
             1,520   Pacer International, Inc. (NON)                                                              20,216
------------------------------------------------------------------------------------------------------------------------
Waste Management (3.3%)
.........................................................................................................................
            39,505   Waste Management, Inc.                                                                      905,454
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $27,749,739)                                                                      $26,950,272
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,064,334   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.23% to 1.45% and due dates
                     ranging from January 2, 2003 to
                     February 18, 2003 (d)                                                                    $1,063,996
.........................................................................................................................
           520,364   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                       520,364
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $1,584,360)                                                                        $1,584,360
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $29,334,099)                                                                      $28,534,632
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Diversified Income Fund
The fund's portfolio
December 31, 2002

CORPORATE BONDS AND NOTES (52.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.1%)
.........................................................................................................................
          $770,418   Interact Operating Co. notes 14s, 2003
                     (In default) (NON) (PIK)                                                                        $77
.........................................................................................................................
           220,000   Lamar Media Corp. company guaranty
                     9 5/8s, 2006                                                                                227,150
.........................................................................................................................
           470,000   Lamar Media Corp. 144A sr. sub. notes
                     7 1/4s, 2013                                                                                475,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 703,102
------------------------------------------------------------------------------------------------------------------------
Automotive (1.8%)
.........................................................................................................................
           435,000   Collins & Aikman Products, Inc.
                     company guaranty 11 1/2s, 2006                                                              365,400
.........................................................................................................................
           870,000   Collins & Aikman Products, Inc.
                     company guaranty 10 3/4s, 2011                                                              826,500
.........................................................................................................................
           890,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8 1/2s, 2031                                                             1,095,337
.........................................................................................................................
           160,000   Dana Corp. notes 10 1/8s, 2010                                                              162,000
.........................................................................................................................
           295,000   Dana Corp. notes 9s, 2011                                                                   285,413
.........................................................................................................................
           100,000   Dana Corp. notes 7s, 2029                                                                    70,500
.........................................................................................................................
           240,000   Dana Corp. notes 6 1/2s, 2009                                                               208,800
.........................................................................................................................
           320,000   Dana Corp. notes 6 1/4s, 2004                                                               315,200
.........................................................................................................................
EUR         35,000   Dana Corp. sr. notes 9s, 2011                                                                33,053
.........................................................................................................................
          $130,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                   65,000
.........................................................................................................................
           170,000   Delco Remy International, Inc.
                     company guaranty 10 5/8s, 2006                                                               87,550
.........................................................................................................................
           100,000   Delco Remy International, Inc.
                     sr. notes 8 5/8s, 2007                                                                       82,000
.........................................................................................................................
           590,000   Dura Operating Corp. company guaranty
                     Ser. B, 8 5/8s, 2012                                                                        595,900
.........................................................................................................................
           485,000   Dura Operating Corp. company guaranty
                     Ser. D, 9s, 2009                                                                            438,925
.........................................................................................................................
           450,000   Exide Corp. sr. notes 10s, 2005
                     (In default) (NON)                                                                           38,250
.........................................................................................................................
           120,000   Federal Mogul Corp. notes 7 7/8s, 2010
                     (In default) (NON)                                                                           18,000
.........................................................................................................................
           415,000   Federal Mogul Corp. notes 7 3/4s, 2006
                     (In default) (NON)                                                                           62,250
.........................................................................................................................
         1,555,000   Ford Motor Co. notes 7.45s, 2031                                                          1,352,646
.........................................................................................................................
           235,000   Ford Motor Credit Corp. notes
                     7 7/8s, 2010                                                                                236,472
.........................................................................................................................
           170,000   Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                                168,447
.........................................................................................................................
           165,000   Ford Motor Credit Corp. notes
                     7 1/4s, 2011                                                                                160,327
.........................................................................................................................
         1,190,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                  1,196,480
.........................................................................................................................
           130,000   Hayes Lemmerz International, Inc.
                     144A company guaranty 11 7/8s, 2006
                     (In default) (NON)                                                                           71,500
.........................................................................................................................
           695,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 734,963
.........................................................................................................................
           935,000   Lear Corp. company guaranty Ser. B,
                     7.96s, 2005                                                                                 959,544
.........................................................................................................................
EUR        175,000   Lear Corp. sr. notes 8 1/8s, 2008                                                           185,923
.........................................................................................................................
          $230,000   Tenneco Automotive, Inc. company
                     guaranty Ser. B, 11 5/8s, 2009                                                              156,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,972,780
------------------------------------------------------------------------------------------------------------------------
Basic Materials (6.5%)
.........................................................................................................................
            10,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                10,527
.........................................................................................................................
            95,000   Abitibi-Consolidated, Inc. bonds
                     8.55s, 2010 (Canada)                                                                        105,437
.........................................................................................................................
           820,000   Acetex Corp. sr. notes 10 7/8s, 2009
                     (Canada)                                                                                    865,100
.........................................................................................................................
           100,000   Airgas, Inc. company guaranty 9 1/8s, 2011                                                  109,000
.........................................................................................................................
           770,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                777,700
.........................................................................................................................
           355,000   AK Steel Corp. 144A company guaranty
                     7 3/4s, 2012                                                                                357,663
.........................................................................................................................
           166,465   Appleton Papers, Inc. bank term loan
                     FRN Ser. C, 4.672s, 2006 (acquired
                     6/4/02, cost $167,553) (RES)                                                                166,778
.........................................................................................................................
           930,000   Appleton Papers, Inc. company
                     guaranty Ser. B, 12 1/2s, 2008                                                            1,018,350
.........................................................................................................................
           105,000   ARCO Chemical Co. debs. 9.8s, 2020                                                           86,100
.........................................................................................................................
           250,000   Armco, Inc. sr. notes 9s, 2007                                                              255,000
.........................................................................................................................
           680,000   Avecia Group PLC company guaranty
                     11s, 2009 (United Kingdom)                                                                  530,400
.........................................................................................................................
           550,000   Better Minerals & Aggregates Co.
                     company guaranty 13s, 2009                                                                  198,000
.........................................................................................................................
           470,000   Compass Minerals Group, Inc. company
                     guaranty 10s, 2011                                                                          514,650
.........................................................................................................................
           790,000   Doe Run Resources Corp. company
                     guaranty Ser. B, 11 1/4s, 2005 (In default) (NON)                                           205,400
.........................................................................................................................
           120,000   Doe Run Resources Corp. company
                     guaranty Ser. B(a), 11 1/4s, 2005
                     (In default) (NON)                                                                           38,400
.........................................................................................................................
           270,000   Doe Run Resources Corp. company
                     guaranty FRN Ser. B, 8.119s, 2003
                     (In default) (NON)                                                                           62,100
.........................................................................................................................
           650,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                674,525
.........................................................................................................................
           155,000   Equistar Chemicals LP notes 8 3/4s, 2009                                                    135,625
.........................................................................................................................
         1,215,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company guaranty
                     10 1/8s, 2008                                                                             1,105,650
.........................................................................................................................
           230,000   Ferro Corp. sr. notes 9 1/8s, 2009                                                          249,043
.........................................................................................................................
           720,000   Four M Corp. sr. notes Ser. B, 12s, 2006                                                    745,200
.........................................................................................................................
           685,000   Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                    671,300
.........................................................................................................................
           640,000   Georgia-Pacific Corp. notes 8 7/8s, 2031                                                    550,400
.........................................................................................................................
            95,000   Georgia-Pacific Corp. notes 7 1/2s, 2006                                                     90,250
.........................................................................................................................
           150,000   Haynes International, Inc. sr. notes
                     11 5/8s, 2004                                                                                87,750
.........................................................................................................................
           200,000   Hercules, Inc. bank term loan FRN
                     Ser. B, 5.04s, 2007 (acquired
                     12/17/02, cost $199,500) (RES)                                                              199,875
.........................................................................................................................
         1,295,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             1,443,925
.........................................................................................................................
           377,102   Huntsman Corp. bank term loan FRN
                     Ser. A, 6.139s, 2007 (acquired various
                     dates 3/1/02 to 7/17/02, cost $301,595) (RES)                                               317,394
.........................................................................................................................
           180,899   Huntsman Corp. bank term loan FRN
                     Ser. B, 7 1/2s, 2007 (acquired various
                     dates 3/1/02 to 7/17/02, cost $144,678) (RES)                                               152,860
.........................................................................................................................
         1,160,000   Huntsman ICI Chemicals, Inc. company
                     guaranty 10 1/8s, 2009                                                                      962,800
.........................................................................................................................
         1,020,000   Huntsman ICI Holdings sr. disc. notes
                     zero %, 2009                                                                                229,500
.........................................................................................................................
EUR        310,000   Huntsman International, LLC sr. sub.
                     notes Ser. EXCH, 10 1/8s, 2009                                                              250,468
.........................................................................................................................
          $330,000   IMC Global, Inc. company guaranty
                     Ser. B, 11 1/4s, 2011                                                                       354,750
.........................................................................................................................
           470,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                       509,950
.........................................................................................................................
           200,000   IMC Global, Inc. 144A sr. notes
                     11 1/4s, 2011                                                                               216,000
.........................................................................................................................
           365,000   International Paper Co. 144A notes
                     5.85s, 2012                                                                                 382,897
.........................................................................................................................
         1,225,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                     1,267,875
.........................................................................................................................
            60,000   Kaiser Aluminum & Chemical Corp. sr.
                     notes Ser. B, 10 7/8s, 2006 (In default) (NON)                                               40,200
.........................................................................................................................
         1,520,000   Kaiser Aluminum & Chemical Corp. sr.
                     sub. notes 12 3/4s, 2003 (In default) (NON)                                                 114,000
.........................................................................................................................
            30,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                 31,800
.........................................................................................................................
           288,000   Louisiana-Pacific Corp. sr. sub. notes
                     10 7/8s, 2008                                                                               309,600
.........................................................................................................................
           170,000   Lyondell Chemical Co. bonds
                     11 1/8s, 2012                                                                               168,300
.........................................................................................................................
         1,070,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                              1,027,200
.........................................................................................................................
           675,000   Lyondell Chemical Co. sr. sub. notes
                     10 7/8s, 2009                                                                               577,125
.........................................................................................................................
           430,000   Lyondell Chemical Co. 144A sec. notes
                     9 1/2s, 2008                                                                                399,900
.........................................................................................................................
EUR        680,000   MDP Acquisitions PLC sr. notes
                     Ser. REGS, 10 1/8s, 2012 (Ireland)                                                          736,714
.........................................................................................................................
EUR        190,000   Messer Griesheim Holdings AG sr. notes
                     10 3/8s, 2011 (Germany)                                                                     216,114
.........................................................................................................................
          $635,000   Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                       663,575
.........................................................................................................................
           290,000   Millenium America, Inc. company
                     guaranty 7s, 2006                                                                           280,213
.........................................................................................................................
           340,000   Millenium America, Inc. 144A sr. notes
                     9 1/4s, 2008                                                                                355,232
.........................................................................................................................
           380,000   Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                                 388,550
.........................................................................................................................
            80,000   Nortek, Inc. sr. sub. notes Ser. B,
                     9 7/8s, 2011                                                                                 80,200
.........................................................................................................................
           290,000   Nortek, Inc. 144A sr. notes Ser. B,
                     9 1/8s, 2007                                                                                297,250
.........................................................................................................................
           400,000   Noveon, Inc. company guaranty Ser. B,
                     11s, 2011                                                                                   432,000
.........................................................................................................................
           965,000   OM Group, Inc. company guaranty
                     9 1/4s, 2011                                                                                521,100
.........................................................................................................................
           435,000   Oregon Steel Mills, Inc. 144A 1st mtge.
                     10s, 2009                                                                                   439,350
.........................................................................................................................
           298,000   P&L Coal Holdings Corp. company
                     guaranty Ser. B, 9 5/8s, 2008                                                               314,763
.........................................................................................................................
         1,010,000   Pacifica Papers, Inc. sr. notes 10s,
                     2009 (Canada)                                                                             1,068,075
.........................................................................................................................
           510,295   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                          347,001
.........................................................................................................................
             5,000   Phelps Dodge Corp. sr. notes
                     8 3/4s, 2011                                                                                  5,284
.........................................................................................................................
           170,098   Pioneer Cos., Inc. sec. FRN 4.9s, 2006                                                      115,667
.........................................................................................................................
           250,000   Polymer Group, Inc. company guaranty
                     Ser. B, 9s, 2007 (In default) (NON)                                                          47,500
.........................................................................................................................
            60,000   Polymer Group, Inc. company guaranty
                     Ser. B, 8 3/4s, 2008 (In default) (NON)                                                      11,400
.........................................................................................................................
           720,000   Potlatch Corp. company guaranty
                     10s, 2011                                                                                   788,400
.........................................................................................................................
         1,040,000   Premium Standard Farms, Inc. sr. notes
                     9 1/4s, 2011                                                                                852,800
.........................................................................................................................
           273,625   Riverwood International Corp. bank
                     term loan FRN Ser. B, 4.487s, 2007
                     (acquired 4/24/02, cost $279,250) (RES)                                                     272,300
.........................................................................................................................
           275,000   Riverwood International Corp. bank
                     term loan FRN Ser. C, 4.265s, 2008
                     (acquired 4/24/02, cost $275,000) (RES)                                                     273,453
.........................................................................................................................
         1,910,000   Riverwood International Corp. company
                     guaranty 10 7/8s, 2008                                                                    1,919,550
.........................................................................................................................
           740,000   Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                                 569,800
.........................................................................................................................
           500,000   Salt Holdings Corp. 144A sr. notes
                     stepped-coupon zero % (12 3/4s,
                     12/15/07), 2012 (STP)                                                                       270,000
.........................................................................................................................
           345,000   Smurfit-Stone Container Corp. 144A
                     sr. notes 8 1/4s, 2012                                                                      351,900
.........................................................................................................................
           520,000   Solutia, Inc. company guaranty
                     11 1/4s, 2009                                                                               439,400
.........................................................................................................................
           860,000   Steel Dynamics, Inc. company guaranty
                     9 1/2s, 2009                                                                                903,000
.........................................................................................................................
           410,000   Sterling Chemicals Holdings sr. disc.
                     notes 13 1/2s, 2008 (In default) (NON)                                                        2,050
.........................................................................................................................
           390,000   Sterling Chemicals, Inc. company
                     guaranty Ser. B, 12 3/8s, 2006
                     (In default) (NON)                                                                          440,700
.........................................................................................................................
           585,000   Stone Container Corp. sr. notes
                     9 3/4s, 2011                                                                                628,875
.........................................................................................................................
           300,000   Stone Container Corp. sr. notes
                     9 1/4s, 2008                                                                                317,250
.........................................................................................................................
           510,000   Stone Container Corp. sr. notes
                     8 3/8s, 2012                                                                                522,750
.........................................................................................................................
           280,000   Stone Container Corp. 144A company
                     guaranty 11 1/2s, 2006 (Canada)                                                             296,800
.........................................................................................................................
           770,000   Tembec Industries, Inc. company
                     guaranty 8 5/8s, 2009 (Canada)                                                              775,775
.........................................................................................................................
            90,000   Tembec Industries, Inc. company
                     guaranty 8 1/2s, 2011 (Canada)                                                               90,675
.........................................................................................................................
            50,000   Texas Petrochemical Corp. sr. sub.
                     notes 11 1/8s, 2006                                                                          30,500
.........................................................................................................................
           170,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006                                                                 103,700
.........................................................................................................................
            30,000   United States Steel, LLC sr. notes
                     10 3/4s, 2008                                                                                29,550
.........................................................................................................................
           450,000   WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                 119,250
.........................................................................................................................
            38,500   Weirton Steel Corp. sr. notes FRN
                     10s, 2008                                                                                     4,235
.........................................................................................................................
           820,000   Wheeling-Pittsburgh Steel Corp. sr.
                     notes 9 1/4s, 2007 (In default) (NON)                                                        24,600
.........................................................................................................................
           360,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           281,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,195,318
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.5%)
.........................................................................................................................
         1,000,000   American Standard Cos., Inc. company
                     guaranty 7 5/8s, 2010                                                                     1,060,000
.........................................................................................................................
           250,000   Atrium Cos., Inc. company guaranty
                     Ser. B, 10 1/2s, 2009                                                                       242,500
.........................................................................................................................
           290,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           232,000
.........................................................................................................................
           790,000   Dayton Superior Corp. company
                     guaranty 13s, 2009                                                                          679,400
.........................................................................................................................
         1,260,000   Owens Corning bonds 7 1/2s, 2018
                     (In default) (NON)                                                                          315,000
.........................................................................................................................
           760,000   Owens Corning notes 7 1/2s, 2005
                     (In default) (NON)                                                                          190,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,718,900
------------------------------------------------------------------------------------------------------------------------
Capital Goods (4.7%)
.........................................................................................................................
           220,000   Advanced Glass Fiber Yarns bank term
                     loan FRN Ser. A, 6 3/4s, 2004
                     (acquired 9/12/02, cost $154,149) (RES)                                                     132,000
.........................................................................................................................
           200,000   Advanced Glass Fiber Yarns sr. sub.
                     notes 9 7/8s, 2009 (In default) (NON)                                                        20,000
.........................................................................................................................
           620,000   AEP Industries, Inc. sr. sub. notes
                     9 7/8s, 2007                                                                                589,000
.........................................................................................................................
           241,733   Alliant Techsystems, Inc. bank term
                     loan FRN Ser. C, 3.688s, 2009
                     (acquired 5/7/02, cost $241,733) (RES)                                                      241,975
.........................................................................................................................
            31,061   Allied Waste Industries, Inc. bank
                     term loan FRN Ser. C, 4.438s, 2007
                     (acquired 2/27/02, cost $30,674) (RES)                                                       30,742
.........................................................................................................................
           254,145   Allied Waste Industries, Inc. bank
                     term loan FRN Ser. C, 4.188s, 2006
                     (acquired 2/27/02, cost $250,983) (RES)                                                     251,536
.........................................................................................................................
           805,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 10s, 2009                                                          798,963
.........................................................................................................................
           350,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 7/8s, 2008                                                       355,250
.........................................................................................................................
           975,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                       979,875
.........................................................................................................................
            65,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 7 7/8s, 2009                                                        64,025
.........................................................................................................................
         1,205,000   Allied Waste North America, Inc. 144A
                     company guaranty 9 1/4s, 2012                                                             1,217,050
.........................................................................................................................
           200,000   Amkor Technologies, Inc. sr. notes
                     9 1/4s, 2006                                                                                171,000
.........................................................................................................................
           330,000   Amkor Technologies, Inc. Structured
                     Notes (issued by STEERS Credit Linked
                     Trust 2000) 12.58s, 2005                                                                    250,800
.........................................................................................................................
           570,000   Applied Extrusion Technologies, Inc.
                     company guaranty Ser. B, 10 3/4s, 2011                                                      367,650
.........................................................................................................................
           540,000   Argo-Tech Corp. company guaranty
                     Ser. D, 8 5/8s, 2007                                                                        372,600
.........................................................................................................................
           820,000   Argo-Tech Corp. 144A company guaranty
                     8 5/8s, 2007                                                                                565,800
.........................................................................................................................
            90,000   BE Aerospace, Inc. sr. sub. notes
                     9 1/2s, 2008                                                                                 68,400
.........................................................................................................................
           115,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8 7/8s, 2011                                                                         84,525
.........................................................................................................................
         1,360,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                            999,600
.........................................................................................................................
           485,000   Berry Plastics Corp. company guaranty
                     10 3/4s, 2012                                                                               511,675
.........................................................................................................................
         1,050,000   Blount, Inc. company guaranty 13s, 2009                                                     653,625
.........................................................................................................................
           475,000   Briggs & Stratton company guaranty
                     8 7/8s, 2011                                                                                511,813
.........................................................................................................................
         1,070,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            834,600
.........................................................................................................................
           510,000   Browning-Ferris Industries, Inc. sr.
                     notes 6 3/8s, 2008                                                                          480,394
.........................................................................................................................
            90,000   Cummins, Inc. debs. 7 1/8s, 2028                                                             73,800
.........................................................................................................................
           820,000   Decrane Aircraft Holdings Co. company
                     guaranty Ser. B, 12s, 2008                                                                  328,000
.........................................................................................................................
           555,000   Earle M. Jorgensen Co. sec. notes
                     9 3/4s, 2012                                                                                566,100
.........................................................................................................................
           116,157   Flowserve Corp. bank term loan FRN
                     Ser. C, 4.39s, 2009 (acquired
                     4/30/02, cost $116,157) (RES)                                                               114,580
.........................................................................................................................
           456,000   Flowserve Corp. company guaranty
                     12 1/4s, 2010                                                                               497,040
.........................................................................................................................
EUR         80,000   Flowserve Finance BV company guaranty
                     12 1/4s, 2010 (Netherlands)                                                                  89,820
.........................................................................................................................
          $230,000   Fonda Group, Inc. sr. sub. notes
                     Ser. B, 9 1/2s, 2007                                                                        124,200
.........................................................................................................................
           680,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    571,200
.........................................................................................................................
           470,000   High Voltage Engineering Corp. sr.
                     notes 10 3/4s, 2004                                                                         141,000
.........................................................................................................................
           480,000   IESI Corp. 144A sr. sub. notes
                     10 1/4s, 2012                                                                               463,200
.........................................................................................................................
           410,000   Insilco Holding Co. sr. disc. notes
                     stepped-coupon zero % (14s, 8/15/03),
                     2008 (STP)                                                                                    8,200
.........................................................................................................................
           305,000   Jackson Products, Inc. company
                     guaranty Ser. B, 9 1/2s, 2005                                                               173,850
.........................................................................................................................
           380,000   Jordan Industries, Inc. sr. notes
                     Ser. D, 10 3/8s, 2007                                                                       214,700
.........................................................................................................................
           255,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 1/4s, 2007                                                                        263,288
.........................................................................................................................
           315,000   K&F Industries, Inc. 144A sr. sub.
                     notes 9 5/8s, 2010                                                                          320,513
.........................................................................................................................
           400,000   L-3 Communications Corp. company
                     guaranty Ser. B, 8s, 2008                                                                   415,000
.........................................................................................................................
           320,000   L-3 Communications Corp. sr. sub.
                     notes 8 1/2s, 2008                                                                          332,000
.........................................................................................................................
           250,000   L-3 Communications Corp. 144A
                     Structured Notes 8 1/2s, 2006 (Issued
                     by Credit and Repackaged Securities, Ltd.)
                     (Cayman Islands)                                                                            275,350
.........................................................................................................................
           350,000   Laidlaw, Inc. debs. 8 3/4s, 2025 (Canada)
                     (In default) (NON)                                                                          168,875
.........................................................................................................................
           110,000   Laidlaw, Inc. debs. 8 1/4s, 2023 (Canada)
                     (In default) (NON)                                                                           54,313
.........................................................................................................................
         1,085,000   Laidlaw, Inc. notes 7.65s, 2006 (Canada)
                     (In default) (NON)                                                                          531,650
.........................................................................................................................
         1,290,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                              1,730,718
.........................................................................................................................
           280,000   Manitowoc Co., Inc. (The) 144A sr.
                     sub. notes 10 1/2s, 2012                                                                    291,200
.........................................................................................................................
           198,875   Michigan Electric Transmission
                     Co./Michigan Electric Transmission,
                     Inc. bank term loan FRN Ser. B,
                     4.411s, 2007 (acquired 4/22/02,
                     cost $199,375) (RES)                                                                        198,378
.........................................................................................................................
           370,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                 371,850
.........................................................................................................................
           880,000   Motors and Gears, Inc. sr. notes
                     Ser. D, 10 3/4s, 2006                                                                       792,000
.........................................................................................................................
           915,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                937,875
.........................................................................................................................
           460,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                464,600
.........................................................................................................................
           115,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                116,150
.........................................................................................................................
           190,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   183,350
.........................................................................................................................
           480,000   Pliant Corp. company guaranty 13s, 2010                                                     432,000
.........................................................................................................................
           135,000   Pliant Corp. sr. sub. notes 13s, 2010                                                       121,500
.........................................................................................................................
           245,000   Rexnord Corp. 144A sr. sub. notes
                     10 1/8s, 2012                                                                               253,575
.........................................................................................................................
           590,000   Roller Bearing Co. of America company
                     guaranty Ser. B, 9 5/8s, 2007                                                               554,600
.........................................................................................................................
            42,641   SPX Corp. bank term loan FRN Ser. B,
                     4.063s, 2009 (acquired 7/23/02,
                     cost $42,758) (RES)                                                                          42,390
.........................................................................................................................
            71,032   SPX Corp. bank term loan FRN Ser. C,
                     4.313s, 2010 (acquired 7/23/02,
                     cost $71,227) (RES)                                                                          70,650
.........................................................................................................................
           940,000   Tekni-Plex, Inc. company guaranty
                     Ser. B, 12 3/4s, 2010                                                                       855,400
.........................................................................................................................
           115,000   Terex Corp. company guaranty
                     8 7/8s, 2008                                                                                103,644
.........................................................................................................................
           455,000   Terex Corp. company guaranty Ser. B,
                     10 3/8s, 2011                                                                               427,700
.........................................................................................................................
           230,000   Terex Corp. company guaranty Ser. D,
                     8 7/8s, 2008                                                                                207,000
.........................................................................................................................
           199,519   Trimas Corp. bank term loan FRN
                     Ser. B, 4.438s, 2009 (acquired 6/5/02,
                     cost $200,000) (RES)                                                                        199,432
.........................................................................................................................
           125,000   Trimas Corp. 144A company guaranty
                     9 7/8s, 2012                                                                                123,750
.........................................................................................................................
           365,000   Trimas Corp. 144A sr. sub. notes
                     9 7/8s, 2012                                                                                361,350
.........................................................................................................................
           278,006   United Defense Industries, Inc. bank
                     term loan FRN Ser. B, 3.92s, 2009
                     (acquired various dates 10/19/01 to
                     7/1/02, cost $278,006) (RES)                                                                277,956
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,396,645
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.2%)
.........................................................................................................................
           131,181   Coinmach Corp. bank term loan FRN
                     Ser. B, 4.528s, 2009 (acquired
                     1/31/02, cost $131,685) (RES)                                                               131,058
.........................................................................................................................
         1,055,000   Coinmach Corp. sr. notes 9s, 2010                                                         1,107,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,238,808
------------------------------------------------------------------------------------------------------------------------
Communication Services (3.7%)
.........................................................................................................................
           400,000   Airgate PCS, Inc. sr. sub. notes
                     stepped-coupon zero % (13 1/2s,
                     10/1/04), 2009 (STP)                                                                         44,000
.........................................................................................................................
           560,000   Alamosa Delaware, Inc. company
                     guaranty 13 5/8s, 2011                                                                      196,000
.........................................................................................................................
           250,000   Alamosa Delaware, Inc. company
                     guaranty 12 1/2s, 2011                                                                       75,000
.........................................................................................................................
         1,404,000   Alamosa PCS Holdings, Inc. company
                     guaranty stepped-coupon zero %
                     (12 7/8s, 2/15/05), 2010 (STP)                                                              252,720
.........................................................................................................................
           960,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009                                                                       182,400
.........................................................................................................................
           340,000   Arch Communications, Inc. sr. notes
                     13 3/4s, 2008 (In default) (NON)                                                              1,700
.........................................................................................................................
           490,000   Asia Global Crossing, Ltd. sr. notes
                     13 3/8s, 2010 (Bermuda) (In default) (NON)                                                   53,900
.........................................................................................................................
           250,000   Bell Actimedia bank term loan FRN
                     Ser. C, 5.69s, 2010 (acquired
                     11/26/02, cost $247,500) (RES)                                                              250,813
.........................................................................................................................
           870,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                             1,109,163
.........................................................................................................................
           560,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                588,764
.........................................................................................................................
           396,433   Colo.com, Inc. 144A sr. notes 13 7/8s,
                     2010 (In default) (NON)                                                                       7,929
.........................................................................................................................
           750,000   Crown Castle International Corp. sr.
                     disc. notes stepped-coupon zero %
                     (10 3/8s, 5/15/04), 2011 (STP)                                                              487,500
.........................................................................................................................
           655,000   Crown Castle International Corp. sr.
                     notes 9 3/8s, 2011                                                                          543,650
.........................................................................................................................
           110,000   Crown Castle International Corp. sr.
                     notes 9s, 2011                                                                               88,000
.........................................................................................................................
         1,940,000   Cybernet Internet Services
                     International, Inc. 144A sr. disc.
                     notes stepped-coupon zero % (13s,
                     8/15/04), 2009 (Denmark) (STP)                                                                1,940
.........................................................................................................................
           840,000   Dobson/Sygnet Communications, Inc.
                     sr. notes 12 1/4s, 2008                                                                     642,600
.........................................................................................................................
           750,000   Equinix, Inc. sr. notes 13s, 2007
                     (In default) (NON)                                                                           75,000
.........................................................................................................................
           225,000   Firstworld Communication Corp. sr.
                     disc. notes stepped-coupon zero %
                     (13s, 4/15/03), 2008 (In default) (NON) (STP)                                                   281
.........................................................................................................................
           257,703   Globix Corp. company guaranty
                     11s, 2008 (PIK)                                                                             182,969
.........................................................................................................................
           140,000   Horizon PCS, Inc. company guaranty
                     13 3/4s, 2011                                                                                26,600
.........................................................................................................................
            83,692   Hughes Electronics bank term loan FRN
                     Ser. B, 5.93s, 2003 (acquired 11/21/02,
                     cost $82,437) (RES)                                                                          83,535
.........................................................................................................................
            60,000   Intermedia Communications, Inc. sr.
                     notes Ser. B, 8.6s, 2008 (In default) (NON)                                                  24,000
.........................................................................................................................
           790,000   iPCS, Inc. sr. disc. notes stepped-coupon
                     zero % (14s, 7/15/05), 2010 (STP)                                                            39,500
.........................................................................................................................
           452,000   IWO Holdings, Inc. company guaranty
                     14s, 2011                                                                                    85,880
.........................................................................................................................
           490,000   Leap Wireless International, Inc.
                     company guaranty 12 1/2s, 2010                                                               63,700
.........................................................................................................................
           160,000   Metrocall, Inc. sr. sub. notes 9 3/4s, 2007
                     (In default) (NON)                                                                            3,200
.........................................................................................................................
           330,000   Metromedia Fiber Network, Inc. sr.
                     notes 10s, 2009 (In default) (NON)                                                            4,125
.........................................................................................................................
           640,000   Metromedia Fiber Network, Inc. sr.
                     notes Ser. B, 10s, 2008 (In default) (NON)                                                    8,000
.........................................................................................................................
           790,000   Microcell Telecommunications sr.
                     disc. notes Ser. B, 14s, 2006 (Canada)
                     (In default) (NON)                                                                           23,700
.........................................................................................................................
           200,000   Millicom International Cellular SA sr. disc.
                     notes 13 1/2s, 2006 (Luxembourg)                                                             98,000
.........................................................................................................................
           125,000   Nextel Communications, Inc. bank term
                     loan FRN Ser. B, 4.817s, 2008
                     (acquired 12/19/02, cost $115,625) (RES)                                                    115,156
.........................................................................................................................
           125,000   Nextel Communications, Inc. bank term
                     loan FRN Ser. C, 5.063s, 2008
                     (acquired 12/19/02, cost $115,625) (RES)                                                    115,156
.........................................................................................................................
           935,000   Nextel Communications, Inc. sr. disc.
                     notes 9 3/4s, 2007                                                                          864,875
.........................................................................................................................
            95,000   Nextel Communications, Inc. sr. disc.
                     notes stepped-coupon zero % (9.95s,
                     2/15/03), 2008 (STP)                                                                         86,450
.........................................................................................................................
           735,000   Nextel Communications, Inc. sr. notes
                     12s, 2008                                                                                   723,975
.........................................................................................................................
           390,000   Nextel Communications, Inc. sr. notes
                     9 1/2s, 2011                                                                                356,850
.........................................................................................................................
         1,895,000   Nextel Communications, Inc. sr. notes
                     9 3/8s, 2009                                                                              1,714,975
.........................................................................................................................
           300,000   Nextel Communications, Inc. 144A sr.
                     disc. notes 10.65s, 2007                                                                    286,500
.........................................................................................................................
           710,000   Nextel Partners, Inc. sr. disc. notes
                     stepped-coupon zero % (14s,
                     2/1/04), 2009 (STP)                                                                         532,500
.........................................................................................................................
           470,000   Nextel Partners, Inc. sr. notes
                     12 1/2s, 2009                                                                               423,000
.........................................................................................................................
           490,000   Nextel Partners, Inc. sr. notes 11s, 2010                                                   416,500
.........................................................................................................................
           500,000   Orbital Imaging Corp. sr. notes
                     Ser. B, 11 5/8s, 2005 (In default) (NON)                                                     75,000
.........................................................................................................................
            60,000   Orbital Imaging Corp. sr. notes
                     Ser. D, 11 5/8s, 2005 (In default) (NON)                                                      9,000
.........................................................................................................................
           440,000   PanAmSat Corp. bank term loan FRN
                     Ser. B, 4.92s, 2009 (acquired
                     2/21/02, cost $439,450) (RES)                                                               427,020
.........................................................................................................................
         1,110,000   PanAmSat Corp. 144A sr. notes
                     8 3/4s, 2012                                                                              1,076,700
.........................................................................................................................
           100,000   Qwest Capital Funding, Inc. company
                     guaranty 7.9s, 2010                                                                          65,000
.........................................................................................................................
             5,000   Qwest Capital Funding, Inc. company
                     guaranty 7 3/4s, 2006                                                                         3,600
.........................................................................................................................
         1,460,000   Qwest Capital Funding, Inc. company
                     guaranty 7 1/4s, 2011                                                                       934,400
.........................................................................................................................
           170,000   Qwest Capital Funding, Inc. company
                     guaranty 6 3/8s, 2008                                                                       108,800
.........................................................................................................................
           440,000   Qwest Communications International,
                     Inc. sr. notes Ser. B, 7 1/4s, 2008                                                         354,200
.........................................................................................................................
           831,000   Qwest Services Corp. 144A notes
                     13 1/2s, 2010                                                                               864,240
.........................................................................................................................
            84,282   Rhythms Netconnections, Inc. sr.
                     notes Ser. B, 14s, 2010 (In default) (NON)                                                    1,686
.........................................................................................................................
           665,000   Rogers Cantel, Ltd. sr. sub. notes 8.8s,
                     2007 (Canada)                                                                               558,600
.........................................................................................................................
           290,000   Rogers Wireless, Inc. sec. notes 9 5/8s,
                     2011 (Canada)                                                                               271,150
.........................................................................................................................
           300,000   Rural Cellular Corp. sr. sub. notes
                     Ser. B, 9 5/8s, 2008                                                                        180,000
.........................................................................................................................
           550,000   SBA Communications Corp. sr. notes
                     10 1/4s, 2009                                                                               297,000
.........................................................................................................................
            87,000   Telecorp PCS, Inc. company guaranty
                     10 5/8s, 2010                                                                                92,220
.........................................................................................................................
         1,760,000   Telus Corp. notes 8s, 2011 (Canada)                                                       1,689,600
.........................................................................................................................
           255,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     247,350
.........................................................................................................................
           475,000   Time Warner Telecom, Inc. sr. notes
                     10 1/8s, 2011                                                                               266,000
.........................................................................................................................
           300,000   Time Warner Telecom, Inc. sr. notes
                     9 3/4s, 2008                                                                                168,000
.........................................................................................................................
            50,000   Triton PCS, Inc. company guaranty
                     9 3/8s, 2011                                                                                 42,250
.........................................................................................................................
           755,000   Triton PCS, Inc. company guaranty
                     8 3/4s, 2011                                                                                611,550
.........................................................................................................................
           335,000   Triton PCS, Inc. company guaranty
                     zero %, 2008                                                                                278,888
.........................................................................................................................
           450,000   TSI Telecommunication Services, Inc.
                     company guaranty Ser. B, 12 3/4s, 2009                                                      384,750
.........................................................................................................................
           340,000   U S West, Inc. notes 5 5/8s, 2008                                                           289,000
.........................................................................................................................
         1,420,000   UbiquiTel Operating Co. company
                     guaranty stepped-coupon zero %
                     (14s, 4/15/05), 2010 (STP)                                                                   85,200
.........................................................................................................................
           785,000   US UnWired, Inc. company guaranty
                     stepped-coupon Ser. B, zero %
                     (13 3/8s, 11/1/04), 2009 (STP)                                                               47,100
.........................................................................................................................
           140,000   US West Capital Funding, Inc. company
                     guaranty 6 7/8s, 2028                                                                        77,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,385,810
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
.........................................................................................................................
           135,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          127,575
.........................................................................................................................
         1,835,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2006 (Luxembourg)                                                        1,779,950
.........................................................................................................................
           180,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                          174,600
.........................................................................................................................
           770,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                   719,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,802,075
------------------------------------------------------------------------------------------------------------------------
Consumer (0.5%)
.........................................................................................................................
           735,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                      639,450
.........................................................................................................................
           228,890   Jostens, Inc. bank term loan FRN
                     Ser. C, 4.532s, 2009 (acquired
                     7/30/02, cost $249,242) (RES)                                                               228,604
.........................................................................................................................
           730,000   Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                                  828,550
.........................................................................................................................
         1,500,000   Samsonite Corp. sr. sub. notes
                     10 3/4s, 2008                                                                             1,215,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,911,604
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (8.9%)
.........................................................................................................................
            50,000   Acme Communications, Inc. sr. disc.
                     notes Ser. B, 12s, 2005                                                                      49,500
.........................................................................................................................
           880,000   Acme Television company guaranty
                     10 7/8s, 2004                                                                               897,600
.........................................................................................................................
           159,889   Adams Outdoor Advertising bank term
                     loan FRN Ser. B, 5.344s, 2008
                     (acquired 8/1/01, cost $159,690) (RES)                                                      160,023
.........................................................................................................................
            40,000   Adelphia Communications Corp. notes
                     Ser. B, 9 7/8s, 2005 (In default) (NON)                                                      14,800
.........................................................................................................................
           220,000   Adelphia Communications Corp. sr.
                     notes 10 7/8s, 2010 (In default) (NON)                                                       83,600
.........................................................................................................................
            45,000   Adelphia Communications Corp. sr.
                     notes 9 3/8s, 2009 (In default) (NON)                                                        17,325
.........................................................................................................................
           330,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 9 7/8s, 2007 (In default) (NON)                                               123,750
.........................................................................................................................
           130,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 8 3/8s, 2008 (In default) (NON)                                                48,100
.........................................................................................................................
           910,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 7 3/4s, 2009 (In default) (NON)                                               336,700
.........................................................................................................................
         1,340,000   Affinity Group Holdings sr. notes
                     11s, 2007                                                                                 1,326,600
.........................................................................................................................
           990,000   AMC Entertainment, Inc. sr. sub. notes
                     9 1/2s, 2011                                                                                975,150
.........................................................................................................................
           450,000   AMC Entertainment, Inc. sr. sub. notes
                     9 1/2s, 2009                                                                                445,500
.........................................................................................................................
           495,219   American Seafood Group, LLC bank term
                     loan FRN Ser. B, 4.672s, 2009
                     (acquired 4/11/02, cost $494,724) (RES)                                                     496,302
.........................................................................................................................
           205,065   AMF Bowling Worldwide bank term loan
                     FRN Ser. B, 6.428s, 2008 (acquired
                     3/1/02, cost $204,552) (RES)                                                                200,793
.........................................................................................................................
           282,352   Archibald Candy Corp. company
                     guaranty 10s, 2007 (PIK)                                                                    239,999
.........................................................................................................................
           555,000   Armkel, LLC/Armkel Finance sr. sub.
                     notes 9 1/2s, 2009                                                                          602,175
.........................................................................................................................
           140,000   Aurora Foods, Inc. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                         70,000
.........................................................................................................................
           720,000   Aurora Foods, Inc. 144A sr. sub.
                     notes Ser. D, 9 7/8s, 2007                                                                  360,000
.........................................................................................................................
            10,795   Australis Media, Ltd. sr. disc. notes
                     15 3/4s, 2003 (Australia) (In default) (NON)                                                      1
.........................................................................................................................
           330,000   Brand Services, Inc. 144A sr. sub.
                     notes 12s, 2012                                                                             344,850
.........................................................................................................................
           190,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                        205,200
.........................................................................................................................
         1,250,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                    1,278,125
.........................................................................................................................
           199,435   Carmike Cinemas, Inc. bank term loan
                     FRN 7 3/4s, 2005 (acquired 10/4/02,
                     cost $203,905) (RES)                                                                        195,072
.........................................................................................................................
           900,000   Century Cable Holdings bank term loan
                     FRN 6 1/4s, 2009 (acquired various dates
                     6/5/02 to 6/11/02, cost $757,239) (RES)                                                     648,450
.........................................................................................................................
         1,540,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                         1,680,525
.........................................................................................................................
           105,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (12 1/8s,
                     1/15/07), 2012 (STP)                                                                         24,150
.........................................................................................................................
         1,040,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     5/15/06), 2011 (STP)                                                                        249,600
.........................................................................................................................
           555,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     1/15/05), 2010 (STP)                                                                        160,950
.........................................................................................................................
           800,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 11 1/8s, 2011                                                       362,000
.........................................................................................................................
           380,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 10 3/4s, 2009                                                       171,950
.........................................................................................................................
           270,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2011                                                       118,800
.........................................................................................................................
           725,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2009                                                       322,625
.........................................................................................................................
           770,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 9 5/8s, 2009                                                        338,800
.........................................................................................................................
            80,000   Charter Communications Holdings, LLC/
                     Capital Corp. sr. notes 8 1/4s, 2007                                                         35,600
.........................................................................................................................
           720,000   Cinemark USA, Inc. sr. sub. notes
                     Ser. B, 9 5/8s, 2008                                                                        720,000
.........................................................................................................................
           140,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       146,650
.........................................................................................................................
           275,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   290,125
.........................................................................................................................
           380,000   Constellation Brands, Inc. sr. sub.
                     notes Ser. B, 8 1/8s, 2012                                                                  393,300
.........................................................................................................................
           510,000   Cott Beverages USA, Inc. company
                     guaranty 8s, 2011                                                                           536,775
.........................................................................................................................
           360,000   CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   346,050
.........................................................................................................................
           290,000   CSC Holdings, Inc. sr. sub. debs.
                     10 1/2s, 2016                                                                               287,463
.........................................................................................................................
           260,000   Cumulus Media, Inc. bank term loan
                     FRN Ser. B, 4.438s, 2007 (acquired
                     3/20/02, cost $260,000) (RES)                                                               261,138
.........................................................................................................................
           140,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                       138,075
.........................................................................................................................
           200,000   Del Monte Corp. company guaranty
                     Ser. B, 9 1/4s, 2011                                                                        208,000
.........................................................................................................................
           470,000   Del Monte Corp. 144A sr. sub. notes
                     8 5/8s, 2012                                                                                479,400
.........................................................................................................................
           250,000   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 5.54s, 2010 (acquired
                     12/16/02, cost $248,750) (RES)                                                              251,500
.........................................................................................................................
           472,974   Derby Cycle Corp. (The) sr. notes
                     10s, 2008 (In default) (NON)                                                                  9,459
.........................................................................................................................
EUR      1,316,586   Derby Cycle Corp. (The) sr. notes
                     9 3/8s, 2008 (In default) (NON)                                                              14,127
.........................................................................................................................
          $210,000   Diamond Cable Communications PLC
                     sr. disc. notes 13 1/4s, 2004 (United
                     Kingdom) (In default) (NON)                                                                  21,000
.........................................................................................................................
         2,840,000   Diamond Cable Communications PLC
                     sr. disc. notes zero %, 2007 (United
                     Kingdom) (In default) (NON)                                                                 255,600
.........................................................................................................................
           990,000   Diamond Cable Communications PLC
                     sr. disc. notes zero %, 2005 (United
                     Kingdom) (In default) (NON)                                                                  89,100
.........................................................................................................................
         1,656,000   Diva Systems Corp. sr. disc. notes
                     stepped-coupon Ser. B, zero %
                     (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                             33,120
.........................................................................................................................
           750,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                588,750
.........................................................................................................................
           355,000   Dole Food Co. notes 6 3/8s, 2005                                                            377,372
.........................................................................................................................
           440,000   Domino's, Inc. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       475,200
.........................................................................................................................
           305,000   Eagle Family Foods company guaranty
                     Ser. B, 8 3/4s, 2008                                                                        207,400
.........................................................................................................................
         2,195,000   Echostar DBS Corp. sr. notes
                     10 3/8s, 2007                                                                             2,365,113
.........................................................................................................................
           985,000   Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                 1,041,638
.........................................................................................................................
         1,380,000   Echostar DBS Corp. sr. notes 9 1/8s, 2009                                                 1,442,100
.........................................................................................................................
           300,000   Emmis Communications Corp. bank term
                     loan FRN Ser. C, 4.244s, 2009
                     (acquired 6/20/02, cost $299,625) (RES)                                                     300,688
.........................................................................................................................
           205,000   Emmis Communications Corp. company
                     guaranty Ser. B, 8 1/8s, 2009                                                               212,175
.........................................................................................................................
           279,000   Emmis Communications Corp. sr. disc.
                     notes stepped-coupon zero % (12 1/2s,
                     3/15/06), 2011 (STP)                                                                        223,898
.........................................................................................................................
           247,532   Fleming Cos., Inc. bank term loan FRN
                     3.938s, 2008 (acquired 6/18/02,
                     cost $249,441) (RES)                                                                        241,343
.........................................................................................................................
           410,000   Fleming Cos., Inc. company guaranty
                     10 1/8s, 2008                                                                               352,600
.........................................................................................................................
           350,000   Fleming Cos., Inc. company guaranty
                     9 7/8s, 2012                                                                                203,000
.........................................................................................................................
            10,000   Fleming Cos., Inc. company guaranty
                     Ser. D, 10 5/8s, 2007                                                                         6,600
.........................................................................................................................
           460,000   Fleming Cos., Inc. sr. notes 9 1/4s, 2010                                                   368,000
.........................................................................................................................
           170,000   French Fragrances, Inc. company
                     guaranty Ser. D, 10 3/8s, 2007                                                              158,100
.........................................................................................................................
           140,000   French Fragrances, Inc. sr. notes
                     Ser. B, 10 3/8s, 2007                                                                       131,600
.........................................................................................................................
           115,000   Granite Broadcasting Corp. sr. sub.
                     notes 10 3/8s, 2005                                                                          99,475
.........................................................................................................................
         1,000,000   Granite Broadcasting Corp. sr. sub.
                     notes 9 3/8s, 2005                                                                          820,000
.........................................................................................................................
           190,000   Granite Broadcasting Corp. sr. sub.
                     notes 8 7/8s, 2008                                                                          155,800
.........................................................................................................................
           360,000   Gray Television, Inc. company
                     guaranty 9 1/4s, 2011                                                                       387,000
.........................................................................................................................
           400,000   Insight Communications Co., Inc. sr.
                     disc. notes stepped-coupon zero %
                     (12 1/4s, 2/15/06), 2011 (STP)                                                              220,500
.........................................................................................................................
            70,000   Insight Midwest LP/Insight Capital,
                     Inc. bank term loan FRN 4.563s, 2009
                     (acquired 11/5/01, cost $69,869) (RES)                                                       67,953
.........................................................................................................................
            85,000   Insight Midwest LP/Insight Capital,
                     Inc. sr. notes 9 3/4s, 2009                                                                  80,750
.........................................................................................................................
           930,000   International Cabletel, Inc. sr. disc.
                     notes 11 1/2s, 2006 (In default) (NON)                                                       88,350
.........................................................................................................................
            32,000   Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                                 16,000
.........................................................................................................................
           680,000   Kroger Co. company guaranty 6.8s, 2011                                                      745,388
.........................................................................................................................
           340,000   Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                   190,400
.........................................................................................................................
           110,000   LIN Holdings Corp. 144A sr. disc.
                     notes stepped-coupon zero %
                     (10s, 3/1/03), 2008 (STP)                                                                   113,850
.........................................................................................................................
           350,000   LIN Television Corp. company guaranty
                     8 3/8s, 2008                                                                                363,563
.........................................................................................................................
            95,000   LIN Television Corp. company guaranty
                     8s, 2008                                                                                    100,700
.........................................................................................................................
         1,010,000   McDonald's Corp. debs. 6 3/8s, 2028                                                       1,088,956
.........................................................................................................................
           300,000   MGM Studios bank term loan FRN
                     Ser. B, 4.8s, 2008 (acquired 6/10/02,
                     cost $300,000) (RES)                                                                        297,000
.........................................................................................................................
           770,000   News America Holdings, Inc. company
                     guaranty 9 1/4s, 2013                                                                       928,441
.........................................................................................................................
           915,000   North Atlantic Trading Co. company
                     guaranty Ser. B, 11s, 2004                                                                  915,000
.........................................................................................................................
           440,000   Olympus Cable bank term loan FRN
                     Ser. B, 6 1/4s, 2010 (acquired
                     6/20/02, cost $383,460) (RES)                                                               351,200
.........................................................................................................................
           575,000   Outsourcing Solutions, Inc. sr. sub.
                     notes Ser. B, 11s, 2006 (In default) (NON)                                                   57,500
.........................................................................................................................
            60,000   Pegasus Communications Corp. sr. notes
                     Ser. B, 9 3/4s, 2006                                                                         33,600
.........................................................................................................................
           360,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                   190,800
.........................................................................................................................
           199,000   Playtex Products, Inc. bank term loan
                     FRN Ser. C, 4.037s, 2009 (acquired
                     6/3/02, cost $199,000) (RES)                                                                197,943
.........................................................................................................................
           555,000   Playtex Products, Inc. company guaranty
                     9 3/8s, 2011                                                                                613,275
.........................................................................................................................
           380,000   Polaroid Corp. sr. notes 11 1/2s, 2006
                     (In default) (NON)                                                                           18,050
.........................................................................................................................
           580,000   Premier International Foods PLC sr.
                     notes 12s, 2009 (United Kingdom)                                                            620,600
.........................................................................................................................
           225,000   Premier Parks, Inc. sr. disc. notes stepped-
                     coupon zero % (10s, 4/1/03), 2008 (STP)                                                     217,688
.........................................................................................................................
         1,040,000   Premier Parks, Inc. sr. notes 10s, 2007                                                   1,008,800
.........................................................................................................................
         1,710,656   Quorum Broadcast Holdings, LLC
                     notes stepped-coupon zero %
                     (15s, 5/15/06), 2009 (STP)                                                                1,050,685
.........................................................................................................................
           720,000   RAB Enterprises, Inc. company
                     guaranty 10 1/2s, 2005 (In default) (NON)                                                   288,000
.........................................................................................................................
           136,750   Rayovac Corp. bank term loan FRN
                     Ser. B, 5.16s, 2009 (acquired
                     9/26/02, cost $136,613) (RES)                                                               136,237
.........................................................................................................................
           330,000   RCN Corp. sr. disc. notes stepped-coupon
                     Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                                                   61,050
.........................................................................................................................
           355,000   Regal Cinemas, Inc. company guaranty
                     Ser. B, 9 3/8s, 2012                                                                        377,188
.........................................................................................................................
           415,000   Revlon Consumer Products sr. notes
                     9s, 2006                                                                                    280,125
.........................................................................................................................
           320,000   Revlon Consumer Products sr. notes
                     8 1/8s, 2006                                                                                217,600
.........................................................................................................................
           495,000   Rite Aid Corp. notes 7 1/8s, 2007                                                           408,375
.........................................................................................................................
           500,000   Rogers Cablesystems, Ltd. sr. notes
                     Ser. B, 10s, 2005 (Canada)                                                                  515,000
.........................................................................................................................
           248,127   Roundy's, Inc. bank term loan FRN
                     Ser. B, 4.165s, 2009 (acquired
                     6/3/02, cost $248,750) (RES)                                                                247,920
.........................................................................................................................
           490,000   Sbarro, Inc. company guaranty 11s, 2009                                                     455,700
.........................................................................................................................
           410,000   Scotts Co. (The) company guaranty
                     8 5/8s, 2009                                                                                432,550
.........................................................................................................................
           306,645   Shoppers Drug Mart bank term loan FRN
                     Ser. F, 3.438s, 2009 (acquired
                     various dates 5/22/02 to 5/29/02,
                     cost $307,895) (RES)                                                                        306,645
.........................................................................................................................
           670,000   Silver Cinemas, Inc. sr. sub. notes
                     10 1/2s, 2005 (In default) (NON)                                                                 67
.........................................................................................................................
           200,000   Sinclair Broadcast Group, Inc. bank
                     term loan FRN Ser. B, 4.11s, 2010
                     (acquired 12/19/02, cost $200,000) (RES)                                                    200,000
.........................................................................................................................
           260,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8 3/4s, 2011                                                               278,200
.........................................................................................................................
            50,000   Sinclair Broadcast Group, Inc. sr.
                     sub. notes 8 3/4s, 2007                                                                      52,188
.........................................................................................................................
           315,000   Sinclair Broadcast Group, Inc. 144A
                     company guaranty 8s, 2012                                                                   328,388
.........................................................................................................................
            20,000   Six Flags, Inc. sr. notes 9 1/2s, 2009                                                       19,300
.........................................................................................................................
           830,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                      776,050
.........................................................................................................................
           688,000   Southland Corp. debs. Ser. A, 4 1/2s, 2004                                                  653,600
.........................................................................................................................
           198,291   Suiza Foods Corp. bank term loan FRN
                     Ser. B, 4.05s, 2008 (acquired 12/10/01,
                     cost $199,864) (RES)                                                                        197,696
.........................................................................................................................
            60,000   Sweetheart Cup Co. sr. sub. notes
                     10 1/2s, 2003                                                                                38,400
.........................................................................................................................
         1,170,000   TeleWest Communications PLC debs.
                     11s, 2007 (United Kingdom) (In default) (NON)                                               210,600
.........................................................................................................................
           220,000   TeleWest Communications PLC debs.
                     9 5/8s, 2006 (United Kingdom)
                     (In default) (NON)                                                                           39,600
.........................................................................................................................
           160,000   TeleWest Communications PLC sr. notes
                     Ser. S, 9 7/8s, 2010 (United Kingdom)
                     (In default) (NON)                                                                           28,800
.........................................................................................................................
            60,000   TeleWest Communications PLC 144A sr.
                     notes 11 1/4s, 2008 (United Kingdom)
                     (In default) (NON)                                                                           10,800
.........................................................................................................................
         1,110,000   United Pan-Europe NV sr. disc. notes
                     12 1/2s, 2009 (Netherlands) (In default) (NON)                                               66,600
.........................................................................................................................
         2,000,000   United Pan-Europe NV sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     2/1/05), 2010 (Netherlands)
                     (In default) (NON) (STP)                                                                    120,000
.........................................................................................................................
           110,000   United Pan-Europe NV 144A bonds
                     10 7/8s, 2009 (Netherlands) (In default) (NON)                                                8,525
.........................................................................................................................
           260,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                      257,400
.........................................................................................................................
           515,000   Viacom, Inc. company guaranty
                     7 7/8s, 2030                                                                                641,087
.........................................................................................................................
           770,000   Vlasic Foods International, Inc. sr. sub.
                     notes Ser. B, 10 1/4s, 2009 (In default) (NON)                                              130,900
.........................................................................................................................
           410,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                       379,250
.........................................................................................................................
         1,305,000   XM Satellite Radio Holdings, Inc.
                     sec. notes 14s, 2010                                                                        887,400
.........................................................................................................................
         1,038,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                        1,035,405
.........................................................................................................................
            96,000   Young Broadcasting, Inc. company
                     guaranty Ser. B, 8 3/4s, 2007                                                                93,600
.........................................................................................................................
            80,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     86,800
.........................................................................................................................
           225,000   Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                    239,063
.........................................................................................................................
           920,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                     966,000
.........................................................................................................................
           225,000   Yum! Brands, Inc. sr. notes 7.45s, 2005                                                     235,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,507,575
------------------------------------------------------------------------------------------------------------------------
Energy (4.0%)
.........................................................................................................................
           620,000   Belco Oil & Gas Corp. sr. sub. notes
                     Ser. B, 8 7/8s, 2007                                                                        647,900
.........................................................................................................................
           570,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                587,100
.........................................................................................................................
           800,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           848,000
.........................................................................................................................
           675,000   Chesapeake Energy Corp. company
                     guaranty 8 3/8s, 2008                                                                       700,313
.........................................................................................................................
           135,000   Chesapeake Energy Corp. sr. notes
                     Ser. B, 8 1/2s, 2012                                                                        139,725
.........................................................................................................................
           785,000   Comstock Resources, Inc. company
                     guaranty 11 1/4s, 2007                                                                      832,100
.........................................................................................................................
           685,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                 764,925
.........................................................................................................................
           400,000   Conoco, Inc. sr. notes 6.95s, 2029                                                          453,353
.........................................................................................................................
           120,000   Denbury Resources, Inc. company
                     guaranty Ser. B, 9s, 2008                                                                   123,000
.........................................................................................................................
           870,000   Devon Financing Corp. ULC company
                     guaranty 7 7/8s, 2031                                                                     1,024,614
.........................................................................................................................
           625,000   Dresser, Inc. company guaranty
                     9 3/8s, 2011                                                                                631,250
.........................................................................................................................
           140,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                               128,800
.........................................................................................................................
            95,000   El Paso Energy Partners LP/El Paso
                     Energy Partners Finance Corp. 144A
                     company guaranty 8 1/2s, 2011                                                                87,400
.........................................................................................................................
           360,000   Encore Acquisition Co. 144A sr. sub.
                     notes 8 3/8s, 2012                                                                          374,400
.........................................................................................................................
           380,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                                389,500
.........................................................................................................................
           260,000   Forest Oil Corp. sr. notes 8s, 2011                                                         274,300
.........................................................................................................................
           275,000   Forest Oil Corp. sr. notes 8s, 2008                                                         290,125
.........................................................................................................................
           185,000   Grant Prideco Escrow Corp. 144A sr.
                     notes 9s, 2009                                                                              190,550
.........................................................................................................................
           265,000   Hornbeck Offshore Services, Inc. sr.
                     notes 10 5/8s, 2008                                                                         279,575
.........................................................................................................................
           295,000   Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       292,050
.........................................................................................................................
           135,000   Magnum Hunter Resources, Inc. company
                     guaranty 9.6s, 2012                                                                         143,438
.........................................................................................................................
           430,000   Mission Resources Corp. company
                     guaranty Ser. C, 10 7/8s, 2007                                                              258,000
.........................................................................................................................
           620,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                654,100
.........................................................................................................................
           485,000   Parker Drilling Co. company guaranty
                     Ser. B, 10 1/8s, 2009                                                                       494,700
.........................................................................................................................
         1,325,000   Petronas Capital, Ltd. 144A company
                     guaranty 7 7/8s, 2022 (Malaysia)                                                          1,432,723
.........................................................................................................................
         1,120,000   Petronas Capital, Ltd. 144A company
                     guaranty 7s, 2012 (Malaysia)                                                              1,225,056
.........................................................................................................................
         1,580,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                     1,879,649
.........................................................................................................................
           100,000   Pioneer Natural Resources Co. company
                     guaranty 6 1/2s, 2008                                                                       102,736
.........................................................................................................................
           325,000   Plains All American Pipeline
                     LP/Plains All American Finance Corp.
                     144A sr. notes 7 3/4s, 2012                                                                 336,375
.........................................................................................................................
           520,000   Plans Exploration & Production Co.
                     144A sr. sub. notes 8 3/4s, 2012                                                            540,800
.........................................................................................................................
           595,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                        627,725
.........................................................................................................................
           700,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                          731,500
.........................................................................................................................
           280,000   Seven Seas Petroleum, Inc. sr. notes
                     Ser. B, 12 1/2s, 2005 (In default) (NON)                                                     30,800
.........................................................................................................................
           130,000   Stone Energy Corp. company guaranty
                     8 3/4s, 2007                                                                                135,200
.........................................................................................................................
           650,000   Stone Energy Corp. sr. sub. notes
                     8 1/4s, 2011                                                                                676,000
.........................................................................................................................
           290,000   Swift Energy Co. sr. sub. notes
                     10 1/4s, 2009                                                                               287,100
.........................................................................................................................
           430,000   Swift Energy Co. sr. sub. notes
                     9 3/8s, 2012                                                                                417,100
.........................................................................................................................
           660,000   Trico Marine Services, Inc. company
                     guaranty 8 7/8s, 2012                                                                       607,200
.........................................................................................................................
           310,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                319,300
.........................................................................................................................
           655,000   Vintage Petroleum, Inc. sr. sub.
                     notes 9 3/4s, 2009                                                                          681,200
.........................................................................................................................
           125,000   Vintage Petroleum, Inc. sr. sub.
                     notes 7 7/8s, 2011                                                                          121,875
.........................................................................................................................
           380,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       397,100
.........................................................................................................................
           275,000   Westport Resources Corp. 144A sr.
                     sub. notes 8 1/4s, 2011                                                                     288,750
.........................................................................................................................
           200,000   XCL, Ltd. 144A company guaranty
                     13 1/2s, 2004 (In default) (NON)                                                             60,000
.........................................................................................................................
           155,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     164,300
.........................................................................................................................
           280,000   XTO Energy, Inc. 144A sr. sub. notes
                     Ser. B, 8 3/4s, 2009                                                                        291,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,962,907
------------------------------------------------------------------------------------------------------------------------
Financial (1.8%)
.........................................................................................................................
           970,000   Advanta Corp. 144A company guaranty
                     Ser. B, 8.99s, 2026                                                                         485,000
.........................................................................................................................
           110,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2008                                                                          108,900
.........................................................................................................................
           315,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2005                                                                          311,850
.........................................................................................................................
            36,436   Comdisco Holding Co., Inc./Comdisco,
                     Inc. sec. notes Ser. B, 11s, 2005                                                            35,889
.........................................................................................................................
           370,000   Conseco, Inc. 144A company guaranty
                     10 3/4s, 2009 (In default) (NON)                                                             86,025
.........................................................................................................................
           120,000   Crescent Real Estate Equities LP FRN
                     7 1/2s, 2007 (R)                                                                            116,400
.........................................................................................................................
           890,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009                                                                          927,825
.........................................................................................................................
         2,154,000   Finova Group, Inc. notes 7 1/2s, 2009                                                       743,130
.........................................................................................................................
           221,280   Hilb, Rogal & Hamilton Co. bank term
                     loan FRN Ser. B, 4.563s, 2007
                     (acquired 6/20/02, cost $221,836) (RES)                                                     221,003
.........................................................................................................................
           268,000   Imperial Credit Industries, Inc. sec.
                     notes 12s, 2005 (In default) (NON)                                                            3,350
.........................................................................................................................
           630,000   iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                            661,500
.........................................................................................................................
           227,000   Nationwide Credit, Inc. sr. notes
                     Ser. A, 10 1/4s, 2008 (In default) (NON)                                                     15,890
.........................................................................................................................
           100,000   North Fork Capital Trust I company
                     guaranty 8.7s, 2026                                                                         109,822
.........................................................................................................................
DKK      9,868,402   Nykredit mtge. 6s, 2032 (Denmark)                                                         1,420,190
.........................................................................................................................
           $35,000   Ocwen Capital Trust I company
                     guaranty 10 7/8s, 2027                                                                       27,300
.........................................................................................................................
            44,000   Ocwen Financial Corp. notes
                     11 7/8s, 2003                                                                                44,220
.........................................................................................................................
           120,000   Peoples Heritage Capital Trust
                     company guaranty Ser. B, 9.06s, 2027                                                        120,243
.........................................................................................................................
           215,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                  240,165
.........................................................................................................................
           814,000   Reliance Group Holdings, Inc. sr.
                     notes 9s, 2000 (In default) (NON) (DEF)                                                       8,140
.........................................................................................................................
           680,000   Resource America, Inc. 144A sr. notes
                     12s, 2004                                                                                   680,000
.........................................................................................................................
         1,575,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                             1,752,188
.........................................................................................................................
           540,000   Superior Financial Corp. 144A sr.
                     notes 8.65s, 2003                                                                           544,462
.........................................................................................................................
           358,662   Veridian Corp. bank term loan FRN
                     Ser. B, 4.797s, 2008 (acquired
                     9/20/02, cost $361,375) (RES)                                                               358,662
.........................................................................................................................
           490,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                475,300
.........................................................................................................................
            80,000   Yell Finance BV sr. notes 10 3/4s,
                     2011 (Netherlands)                                                                           87,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,584,654
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (3.3%)
.........................................................................................................................
           420,000   Aladdin Gaming Holdings, LLC sr. disc.
                     notes stepped-coupon Ser. B, zero %
                     (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                                              3,150
.........................................................................................................................
           300,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                      328,500
.........................................................................................................................
           570,000   Argosy Gaming Co. company guaranty
                     10 3/4s, 2009                                                                               627,000
.........................................................................................................................
           160,000   Argosy Gaming Co. sr. sub. notes 9s, 2011                                                   168,800
.........................................................................................................................
           330,000   Borgata Resorts bank term loan FRN
                     Ser. B, 5.789s, 2007 (acquired
                     6/5/02, cost $329,175) (RES)                                                                328,350
.........................................................................................................................
           110,000   Boyd Gaming Corp. sr. sub. notes
                     9 1/2s, 2007                                                                                115,225
.........................................................................................................................
           670,000   Boyd Gaming Corp. sr. sub. notes
                     8 3/4s, 2012                                                                                703,500
.........................................................................................................................
           270,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9s, 2010                                                                     286,200
.........................................................................................................................
           219,845   Fitzgeralds Gaming Corp. company
                     guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                                            54,961
.........................................................................................................................
           600,000   Herbst Gaming, Inc. sec. notes
                     Ser. B, 10 3/4s, 2008                                                                       627,000
.........................................................................................................................
           910,000   Hollywood Casino Corp. company
                     guaranty 11 1/4s, 2007                                                                      987,350
.........................................................................................................................
           445,000   Hollywood Park, Inc. company guaranty
                     Ser. B, 9 1/4s, 2007                                                                        393,825
.........................................................................................................................
           790,000   Horseshoe Gaming Holdings company
                     guaranty 8 5/8s, 2009                                                                       833,450
.........................................................................................................................
           630,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                          699,300
.........................................................................................................................
           420,000   International Game Technology sr.
                     notes 7 7/8s, 2004                                                                          436,800
.........................................................................................................................
         1,080,000   Majestic Investor Holdings/Capital
                     Corp. company guaranty 11.653s, 2007                                                      1,015,200
.........................................................................................................................
            70,000   Mandalay Resort Group sr. notes
                     9 1/2s, 2008                                                                                 77,525
.........................................................................................................................
            60,000   Mandalay Resort Group sr. sub. notes
                     9 3/8s, 2010                                                                                 64,200
.........................................................................................................................
         1,625,000   MGM Mirage, Inc. company guaranty
                     8 1/2s, 2010                                                                              1,795,625
.........................................................................................................................
           250,000   Mikohn Gaming Corp. company guaranty
                     Ser. B, 11 7/8s, 2008                                                                       197,500
.........................................................................................................................
           440,000   Mirage Resorts, Inc. notes 6 3/4s, 2008                                                     447,633
.........................................................................................................................
           140,000   Mohegan Tribal Gaming Authority sr.
                     notes 8 1/8s, 2006                                                                          147,350
.........................................................................................................................
           680,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/4s, 2009                                                                     714,000
.........................................................................................................................
           180,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/8s, 2011                                                                     189,225
.........................................................................................................................
           620,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8s, 2012                                                                         649,450
.........................................................................................................................
           780,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                          797,550
.........................................................................................................................
           500,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 7/8s, 2008                                                                     531,290
.........................................................................................................................
           130,000   Penn National Gaming, Inc. company
                     guaranty Ser. B, 11 1/8s, 2008                                                              141,700
.........................................................................................................................
           935,000   Penn National Gaming, Inc. sr. sub.
                     notes 8 7/8s, 2010                                                                          958,375
.........................................................................................................................
           185,000   Pinnacle Entertainment, Inc. sr. sub.
                     notes Ser. B, 9 1/2s, 2007                                                                  164,650
.........................................................................................................................
           670,000   Resorts International Hotel and
                     Casino, Inc. company guaranty
                     11 1/2s, 2009                                                                               606,350
.........................................................................................................................
           250,000   Scientific Gaming bank term loan FRN
                     Ser. B, 4.92s, 2008 (acquired
                     12/11/02, cost $248,750) (RES)                                                              249,271
.........................................................................................................................
           635,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                673,100
.........................................................................................................................
            30,000   Station Casinos, Inc. sr. sub. notes
                     9 7/8s, 2010                                                                                 32,550
.........................................................................................................................
           360,000   Trump Atlantic City Associates
                     company guaranty 11 1/4s, 2006                                                              280,800
.........................................................................................................................
            80,000   Trump Castle Funding, Inc. sr. sub.
                     notes 11 3/4s, 2003                                                                          74,400
.........................................................................................................................
            60,000   Turning Stone Casino Resort
                     Enterprise 144A sr. notes 9 1/8s, 2010                                                       61,500
.........................................................................................................................
         1,350,000   Venetian Casino Resort, LLC 144A
                     2nd mtge. 11s, 2010                                                                       1,410,750
.........................................................................................................................
            80,000   Wheeling Island Gaming, Inc. company
                     guaranty 10 1/8s, 2009                                                                       80,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,953,605
------------------------------------------------------------------------------------------------------------------------
Health Care (4.2%)
.........................................................................................................................
           257,400   Accredo Health, Inc. bank term loan
                     FRN Ser. B, 4.173s, 2009 (acquired
                     3/20/02, cost $257,143) (RES)                                                               257,400
.........................................................................................................................
           225,000   Advanced Medical Optics, Inc. bank
                     term loan FRN Ser. B, 4.897s, 2008
                     (acquired 6/17/02, cost $224,719) (RES)                                                     224,775
.........................................................................................................................
           665,000   ALARIS Medical Systems, Inc. sec.
                     notes Ser. B, 11 5/8s, 2006                                                                 751,450
.........................................................................................................................
           130,000   ALARIS Medical Systems, Inc. 144A
                     company guaranty 9 3/4s, 2006                                                               130,000
.........................................................................................................................
           470,000   ALARIS Medical, Inc. sr. disc. notes
                     stepped-coupon zero % (11 1/8s,
                     8/1/03), 2008 (STP)                                                                         432,400
.........................................................................................................................
         1,524,000   Alderwoods Group, Inc. company
                     guaranty 12 1/4s, 2009                                                                    1,386,840
.........................................................................................................................
            13,400   Alderwoods Group, Inc. company
                     guaranty 11s, 2007                                                                           13,400
.........................................................................................................................
           565,000   Alliance Imaging, Inc. sr. sub. notes
                     10 3/8s, 2011                                                                               550,875
.........................................................................................................................
           510,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                545,700
.........................................................................................................................
           365,000   AmerisourceBergen Corp. 144A sr.
                     notes 7 1/4s, 2012                                                                          375,038
.........................................................................................................................
           120,000   Bio-Rad Labs Corp. sr. sub. notes
                     11 5/8s, 2007                                                                               132,600
.........................................................................................................................
           770,000   Biovail Corp. sr. sub. notes 7 7/8s, 2010
                     (Canada)                                                                                    770,000
.........................................................................................................................
           300,000   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 3.93s, 2010
                     (acquired 7/11/02, cost $300,000) (RES)                                                     298,359
.........................................................................................................................
           800,000   Conmed Corp. company guaranty
                     9s, 2008                                                                                    832,000
.........................................................................................................................
           150,000   Dade Behring, Inc. company guaranty
                     11.91s, 2010                                                                                158,250
.........................................................................................................................
           296,405   DaVita, Inc. bank term loan FRN
                     Ser. B, 4.708s, 2009 (acquired
                     4/26/02, cost $296,782) (RES)                                                               296,182
.........................................................................................................................
           440,000   Extendicare Health Services, Inc.
                     144A sr. notes 9 1/2s, 2010                                                                 426,800
.........................................................................................................................
            33,462   Genesis Health Ventures, Inc. sec.
                     notes FRN 6.806s, 2007                                                                       33,127
.........................................................................................................................
           525,000   Hanger Orthopedic Group, Inc. company
                     guaranty 10 3/8s, 2009                                                                      546,000
.........................................................................................................................
           125,000   Hanger Orthopedic Group, Inc. sr.
                     sub. notes 11 1/4s, 2009                                                                    128,750
.........................................................................................................................
           195,000   HCA, Inc. debs. 7.19s, 2015                                                                 200,081
.........................................................................................................................
           880,000   HCA, Inc. notes 8 3/4s, 2010                                                              1,008,449
.........................................................................................................................
           210,000   HCA, Inc. notes 8.36s, 2024                                                                 222,347
.........................................................................................................................
           840,000   HCA, Inc. notes 7s, 2007                                                                    891,878
.........................................................................................................................
         1,245,000   Healthsouth Corp. notes 7 5/8s, 2012                                                      1,027,125
.........................................................................................................................
           495,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    425,700
.........................................................................................................................
           210,000   Healthsouth Corp. sr. notes 8 3/8s, 2011                                                    177,450
.........................................................................................................................
            20,000   Healthsouth Corp. sr. sub. notes
                     10 3/4s, 2008                                                                                16,900
.........................................................................................................................
           340,000   IASIS Healthcare Corp. company
                     guaranty 13s, 2009                                                                          362,100
.........................................................................................................................
            46,000   Insight Health Services Corp. company
                     guaranty Ser. B, 9 7/8s, 2011                                                                43,930
.........................................................................................................................
           680,000   Integrated Health Services, Inc. sr. sub.
                     notes Ser. A, 9 1/2s, 2007 (In default) (NON)                                                15,300
.........................................................................................................................
           430,000   Integrated Health Services, Inc. sr. sub.
                     notes Ser. A, 9 1/4s, 2008 (In default) (NON)                                                 9,675
.........................................................................................................................
           246,753   Kinetic Concepts, Inc. bank term loan
                     FRN Ser. C, 4.55s, 2005 (acquired
                     11/5/01, cost $247,712) (RES)                                                               245,622
.........................................................................................................................
           660,000   Kinetic Concepts, Inc. company
                     guaranty Ser. B, 9 5/8s, 2007                                                               686,400
.........................................................................................................................
         1,195,000   Magellan Health Services, Inc. sr.
                     sub. notes 9s, 2008 (In default) (NON)                                                      301,738
.........................................................................................................................
           225,000   Magellan Health Services, Inc. 144A
                     sr. notes 9 3/8s, 2007                                                                      175,500
.........................................................................................................................
           760,000   Mediq, Inc. company guaranty 11s, 2008
                     (In default) (NON)                                                                            7,600
.........................................................................................................................
           495,000   Mediq, Inc. debs. stepped-coupon zero %
                     (13s, 6/1/03), 2009 (In default) (NON) (STP)                                                     50
.........................................................................................................................
           670,000   MedQuest, Inc. 144A sr. sub. notes
                     11 7/8s, 2012                                                                               663,300
.........................................................................................................................
         1,465,000   Multicare Cos., Inc. sr. sub. notes 9s, 2007
                     (In default) (NON)                                                                           29,300
.........................................................................................................................
           480,000   Omnicare, Inc. company guaranty
                     Ser. B, 8 1/8s, 2011                                                                        513,600
.........................................................................................................................
         1,030,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                            1,102,100
.........................................................................................................................
           770,000   Rotech Healthcare, Inc. 144A sr. sub.
                     notes 9 1/2s, 2012                                                                          770,000
.........................................................................................................................
           260,000   Service Corp. International debs.
                     7 7/8s, 2013                                                                                231,725
.........................................................................................................................
            70,000   Service Corp. International notes
                     7.7s, 2009                                                                                   65,800
.........................................................................................................................
            95,000   Service Corp. International notes
                     6 1/2s, 2008                                                                                 85,025
.........................................................................................................................
         1,005,000   Service Corp. International notes 6s, 2005                                                  944,700
.........................................................................................................................
           230,000   Service Corp. International 144A
                     notes 7.7s, 2009                                                                            218,500
.........................................................................................................................
           650,000   Stewart Enterprises, Inc. notes
                     10 3/4s, 2008                                                                               718,250
.........................................................................................................................
           215,000   Tenet Healthcare Corp. sr. notes
                     6 1/2s, 2012                                                                                194,575
.........................................................................................................................
           330,000   Tenet Healthcare Corp. sr. notes
                     6 3/8s, 2011                                                                                297,000
.........................................................................................................................
           105,000   Tenet Healthcare Corp. sr. notes
                     5 3/8s, 2006                                                                                 96,075
.........................................................................................................................
         1,500,000   Triad Hospitals Holdings company
                     guaranty Ser. B, 11s, 2009                                                                1,657,500
.........................................................................................................................
           637,329   Triad Hospitals, Inc. bank term loan
                     FRN Ser. B, 4.38s, 2008 (acquired
                     4/24/01, cost $638,452) (RES)                                                               638,125
.........................................................................................................................
           405,000   Vanguard Health Systems, Inc. company
                     guaranty 9 3/4s, 2011                                                                       388,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,722,166
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.1%)
.........................................................................................................................
           390,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                       407,550
.........................................................................................................................
           260,000   D.R. Horton, Inc. company guaranty
                     8 1/2s, 2012                                                                                261,300
.........................................................................................................................
           560,000   D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                    547,400
.........................................................................................................................
           480,000   Del Webb Corp. sr. sub. debs 9 3/8s, 2009                                                   509,400
.........................................................................................................................
           400,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 10 1/2s, 2007                                                              430,000
.........................................................................................................................
            40,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8 7/8s, 2012                                                                38,200
.........................................................................................................................
           120,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8s, 2012                                                                   116,400
.........................................................................................................................
           545,000   KB Home sr. sub. notes 9 1/2s, 2011                                                         577,700
.........................................................................................................................
           230,000   Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                 250,700
.........................................................................................................................
           440,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                         455,400
.........................................................................................................................
            70,000   M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                                 72,450
.........................................................................................................................
           690,000   Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                   755,550
.........................................................................................................................
           110,000   Ryland Group, Inc. sr. sub. notes
                     8 1/4s, 2008                                                                                112,750
.........................................................................................................................
           380,000   Schuler Homes, Inc. company guaranty
                     10 1/2s, 2011                                                                               389,500
.........................................................................................................................
            40,000   Schuler Homes, Inc. company guaranty
                     9s, 2008                                                                                     40,600
.........................................................................................................................
           210,000   Standard Pacific Corp. sr. notes
                     9 1/2s, 2010                                                                                219,975
.........................................................................................................................
            55,000   Standard Pacific Corp. sr. notes
                     8 1/2s, 2009                                                                                 55,550
.........................................................................................................................
           320,000   Toll Corp. company guaranty 8 1/8s, 2009                                                    321,600
.........................................................................................................................
           140,000   Toll Corp. sr. sub. notes 8 1/4s, 2011                                                      140,700
.........................................................................................................................
            60,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                       58,200
.........................................................................................................................
           520,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                       468,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,228,925
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.3%)
.........................................................................................................................
           790,000   Sealy Mattress Co. company guaranty
                     Ser. B, 10 7/8s, 2007                                                                       766,300
.........................................................................................................................
           645,000   Sealy Mattress Co. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        625,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,391,950
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.8%)
.........................................................................................................................
         1,150,000   Felcor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                          1,161,500
.........................................................................................................................
           433,000   Felcor Lodging LP company guaranty
                     8 1/2s, 2008 (R)                                                                            422,175
.........................................................................................................................
           710,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      710,000
.........................................................................................................................
         4,295,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                      4,166,150
.........................................................................................................................
           210,000   HMH Properties, Inc. sr. notes
                     Ser. C, 8.45s, 2008                                                                         207,375
.........................................................................................................................
           580,000   ITT Corp. notes 6 3/4s, 2005                                                                580,000
.........................................................................................................................
           960,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                              967,200
.........................................................................................................................
           620,000   Lodgian Financing Corp. company
                     guaranty 12 1/4s, 2009 (In default) (NON)                                                   334,025
.........................................................................................................................
           215,000   Meristar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                   187,050
.........................................................................................................................
           460,000   RFS Partnership LP company guaranty
                     9 3/4s, 2012                                                                                469,200
.........................................................................................................................
           275,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 7/8s, 2012                                                                272,250
.........................................................................................................................
           155,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 3/8s, 2007                                                                152,288
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,629,213
------------------------------------------------------------------------------------------------------------------------
Publishing (1.8%)
.........................................................................................................................
           380,000   Garden State Newspapers, Inc. sr.
                     sub. notes 8 5/8s, 2011                                                                     381,900
.........................................................................................................................
           280,000   Garden State Newspapers, Inc. sr.
                     sub. notes Ser. B, 8 3/4s, 2009                                                             282,800
.........................................................................................................................
           320,000   Hollinger International Publishing,
                     Inc. company guaranty 9 1/4s, 2007                                                          334,800
.........................................................................................................................
           375,000   Hollinger International Publishing,
                     Inc. 144A sr. notes 9s, 2010                                                                379,688
.........................................................................................................................
         1,611,478   Hollinger Participation Trust 144A
                     sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                    1,514,789
.........................................................................................................................
           480,000   Key3media Group, Inc. company
                     guaranty 11 1/4s, 2011 (In default) (NON)                                                    28,800
.........................................................................................................................
           440,000   Mail-Well I Corp. company guaranty
                     9 5/8s, 2012                                                                                387,200
.........................................................................................................................
         1,270,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                              1,149,350
.........................................................................................................................
           320,000   PRIMEDIA, Inc. company guaranty
                     7 5/8s, 2008                                                                                284,800
.........................................................................................................................
           680,000   PRIMEDIA, Inc. company guaranty
                     Ser. B, 8 1/2s, 2006                                                                        636,650
.........................................................................................................................
           340,000   Quebecor Media, Inc. sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     7/15/06), 2011 (Canada) (STP)                                                               190,400
.........................................................................................................................
           775,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                      713,000
.........................................................................................................................
           250,000   RH Donnelley Finance Corp. I bank
                     term loan FRN Ser. B, 5.42s, 2010
                     (acquired 12/14/02, cost $250,000) (RES)                                                    250,417
.........................................................................................................................
           590,000   RH Donnelley Finance Corp. I 144A sr.
                     notes 8 7/8s, 2010                                                                          629,825
.........................................................................................................................
           690,000   RH Donnelley Finance Corp. I 144A sr.
                     sub. notes 10 7/8s, 2012                                                                    750,375
.........................................................................................................................
           620,000   Vertis, Inc. company guaranty Ser. B,
                     10 7/8s, 2009                                                                               647,900
.........................................................................................................................
           155,000   Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                                   158,100
.........................................................................................................................
           650,000   Von Hoffman Press, Inc. company
                     guaranty 10 1/4s, 2009                                                                      617,500
.........................................................................................................................
           160,000   Von Hoffman Press, Inc. company
                     guaranty FRN 10 3/8s, 2007                                                                  123,200
.........................................................................................................................
           202,629   Von Hoffman Press, Inc. debs.
                     13.5s, 2009 (PIK)                                                                           117,525
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,579,019
------------------------------------------------------------------------------------------------------------------------
Retail (1.1%)
.........................................................................................................................
           440,000   Amazon.com, Inc. sr. sub. notes stepped-
                     coupon zero % (10s, 5/1/03), 2008 (STP)                                                     440,000
.........................................................................................................................
           510,000   Asbury Automotive Group, Inc. company
                     guaranty 9s, 2012                                                                           443,700
.........................................................................................................................
           790,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                    797,900
.........................................................................................................................
           270,000   Gap, Inc. (The) notes 6.9s, 2007                                                            263,250
.........................................................................................................................
           315,000   Hollywood Entertainment Corp. sr.
                     sub. notes 9 5/8s, 2011                                                                     318,938
.........................................................................................................................
           130,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                       117,000
.........................................................................................................................
            65,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                        57,200
.........................................................................................................................
           400,000   JC Penney Co., Inc. debs. 7.4s, 2037                                                        404,000
.........................................................................................................................
           280,000   JC Penney Co., Inc. notes Ser. A MTN,
                     7.05s, 2005                                                                                 282,800
.........................................................................................................................
           615,000   JC Penney Co., Inc. 144A notes 9s, 2012                                                     627,300
.........................................................................................................................
           250,000   Kmart Corp. debs. 7 3/4s, 2012
                     (In default) (NON)                                                                           35,000
.........................................................................................................................
           300,000   Kmart Corp. 144A notes 9 7/8s, 2008
                     (In default) (NON)                                                                           43,500
.........................................................................................................................
           350,000   NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                              353,500
.........................................................................................................................
         1,420,000   Saks, Inc. company guaranty 8 1/4s, 2008                                                  1,412,900
.........................................................................................................................
           455,000   United Auto Group, Inc. 144A sr. sub.
                     notes 9 5/8s, 2012                                                                          441,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,038,338
------------------------------------------------------------------------------------------------------------------------
Technology (1.5%)
.........................................................................................................................
           160,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                    147,200
.........................................................................................................................
            85,000   Fairchild Semiconductor International, Inc.
                     company guaranty 10 3/8s, 2007                                                               89,250
.........................................................................................................................
           160,000   Iron Mountain, Inc. company guaranty
                     8 5/8s, 2013                                                                                168,000
.........................................................................................................................
           240,000   Iron Mountain, Inc. company guaranty
                     8 1/8s, 2008 (Canada)                                                                       245,400
.........................................................................................................................
         1,240,000   Iron Mountain, Inc. sr. sub. notes
                     8 1/4s, 2011                                                                              1,283,400
.........................................................................................................................
            60,000   Lucent Technologies, Inc. debs. 6 1/2s, 2028                                                 26,400
.........................................................................................................................
         2,170,000   Lucent Technologies, Inc. debs. 6.45s, 2029                                                 954,800
.........................................................................................................................
           940,000   Nortel Networks Corp. notes 6 1/8s,
                     2006 (Canada)                                                                               629,800
.........................................................................................................................
           290,000   ON Semiconductor Corp. 144A company
                     guaranty 12s, 2008                                                                          211,700
.........................................................................................................................
           240,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                  105,600
.........................................................................................................................
           550,000   Seagate Technology Hdd Holdings 144A
                     sr. notes 8s, 2009                                                                          563,750
.........................................................................................................................
         1,080,000   Sequa Corp. sr. notes 9s, 2009                                                            1,036,800
.........................................................................................................................
           160,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                  152,805
.........................................................................................................................
           134,346   Telex Communications Group, Inc. sr.
                     sub. notes Ser. A, zero %, 2006                                                              73,890
.........................................................................................................................
           298,500   Titan Corp. (The) bank term loan FRN
                     Ser. B, 4.432s, 2009 (acquired various
                     dates 5/14/02 to 6/3/02, cost $299,546) (RES)                                               297,567
.........................................................................................................................
            85,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                          88,613
.........................................................................................................................
           280,000   Unisys Corp. sr. notes 7 7/8s, 2008                                                         285,600
.........................................................................................................................
           160,000   Unisys Corp. sr. notes 7 1/4s, 2005                                                         161,600
.........................................................................................................................
           165,000   Xerox Cap Europe PLC company guaranty
                     5 7/8s, 2004 (United Kingdom)                                                               157,575
.........................................................................................................................
           485,000   Xerox Corp. notes 5 1/2s, 2003                                                              472,875
.........................................................................................................................
EUR        330,000   Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                     310,603
.........................................................................................................................
          $305,000   Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                     292,800
.........................................................................................................................
           160,000   Xerox Credit Corp. sr. notes 6.1s, 2003                                                     154,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,910,428
------------------------------------------------------------------------------------------------------------------------
Textiles (0.4%)
.........................................................................................................................
           490,000   Galey & Lord, Inc. company guaranty
                     9 1/8s, 2008 (In default) (NON)                                                              49,000
.........................................................................................................................
           195,000   Levi Strauss & Co. notes 7s, 2006                                                           169,650
.........................................................................................................................
           485,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                  474,088
.........................................................................................................................
EUR         30,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                   29,748
.........................................................................................................................
          $470,000   Levi Strauss & Co. 144A sr. notes
                     12 1/4s, 2012                                                                               458,250
.........................................................................................................................
           440,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                                474,100
.........................................................................................................................
           200,000   Tommy Hilfiger USA, Inc. company
                     guaranty 6 1/2s, 2003                                                                       201,000
.........................................................................................................................
           535,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                      583,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,438,986
------------------------------------------------------------------------------------------------------------------------
Transportation (1.4%)
.........................................................................................................................
            60,000   Air Canada Corp. sr. notes 10 1/4s,
                     2011 (Canada)                                                                                33,600
.........................................................................................................................
           829,122   Airbus Industries 144A sinking fund
                     Ser. D, 12.266s, 2020                                                                        74,621
.........................................................................................................................
           350,000   Allied Holdings, Inc. company
                     guaranty Ser. B, 8 5/8s, 2007                                                               269,500
.........................................................................................................................
           880,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                               528,000
.........................................................................................................................
           280,000   Continental Airlines, Inc. pass-through
                     certificates Ser. D, 7.568s, 2006                                                           126,000
.........................................................................................................................
           810,000   CSX Corp. notes 6 1/4s, 2008                                                                900,661
.........................................................................................................................
           350,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. 00-1, Class C,
                     7.779s, 2005                                                                                264,349
.........................................................................................................................
           250,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. C, 7.779s, 2012                                                           187,500
.........................................................................................................................
EUR        200,000   Fixed-Link Finance BV sec. notes FRN
                     Ser. B2-X, 7.85s, 2009 (Netherlands)                                                        185,621
.........................................................................................................................
          $168,365   Ingram Industries bank term loan FRN
                     Ser. B, 4.157s, 2008 (acquired
                     6/17/02, cost $168,365) (RES)                                                               165,840
.........................................................................................................................
           630,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               693,000
.........................................................................................................................
           320,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               336,000
.........................................................................................................................
           745,000   Navistar International Corp. company
                     guaranty Ser. B, 9 3/8s, 2006                                                               715,200
.........................................................................................................................
           380,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      311,600
.........................................................................................................................
            90,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                         76,050
.........................................................................................................................
           500,000   Northwest Airlines, Inc. company
                     guaranty 7 5/8s, 2005                                                                       340,000
.........................................................................................................................
           550,000   Northwest Airlines, Inc. sr. notes
                     9 7/8s, 2007                                                                                352,000
.........................................................................................................................
           306,462   NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                    288,779
.........................................................................................................................
           700,000   RailAmerica Transportation company
                     guaranty 12 7/8s, 2010                                                                      700,000
.........................................................................................................................
           130,000   Transportation Manufacturing Operations,
                     Inc. company guaranty 11 1/4s, 2009                                                          83,200
.........................................................................................................................
           170,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              180,200
.........................................................................................................................
         1,120,000   US Air, Inc. pass-through certificates
                     Ser. 93A2, 9 5/8s, 2003 (In default) (NON)                                                  560,000
.........................................................................................................................
           170,000   US Air, Inc. pass-through certificates
                     Ser. 93A3, 10 3/8s, 2013 (In default) (NON)                                                  85,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,456,721
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.9%)
.........................................................................................................................
           235,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                      136,300
.........................................................................................................................
           150,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       87,000
.........................................................................................................................
           220,000   Calpine Canada Energy Finance company
                     guaranty 8 1/2s, 2008 (Canada)                                                               99,000
.........................................................................................................................
           310,000   Calpine Corp. sr. notes 10 1/2s, 2006                                                       148,800
.........................................................................................................................
            30,000   Calpine Corp. sr. notes 8 3/4s, 2007                                                         13,050
.........................................................................................................................
         1,095,000   Calpine Corp. sr. notes 8 5/8s, 2010                                                        465,375
.........................................................................................................................
         1,050,000   Calpine Corp. sr. notes 8 1/2s, 2011                                                        456,750
.........................................................................................................................
           670,000   Calpine Corp. sr. notes 7 7/8s, 2008                                                        298,150
.........................................................................................................................
           260,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       226,200
.........................................................................................................................
            90,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                      78,300
.........................................................................................................................
           380,000   CMS Energy Corp. sr. notes 7 5/8s, 2004                                                     345,800
.........................................................................................................................
           565,000   Consumers Energy bank term loan
                     FRN 6.32s, 2004 (acquired 9/17/02,
                     cost $302,400) (RES)                                                                        548,756
.........................................................................................................................
           280,000   Dynegy Holdings, Inc. sr. notes
                     6 7/8s, 2011                                                                                 95,200
.........................................................................................................................
           330,000   Edison Mission Energy sr. notes 10s, 2008                                                   155,100
.........................................................................................................................
           340,000   Edison Mission Energy sr. notes
                     9 7/8s, 2011                                                                                159,800
.........................................................................................................................
            85,000   Illinois Power Co. 144A 1st mtge.
                     11 1/2s, 2010                                                                                82,858
.........................................................................................................................
           885,000   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       902,700
.........................................................................................................................
           180,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                                41,400
.........................................................................................................................
           650,000   Oncor Electric Delivery Co. 144A
                     notes 6 3/8s, 2012                                                                          669,475
.........................................................................................................................
           320,000   Pacific Gas & Electric Co. 144A sr.
                     notes 7 3/8s, 2005 (In default) (NON)                                                       313,600
.........................................................................................................................
         1,170,000   Progress Energy, Inc. sr. notes 7.1s, 2011                                                1,289,452
.........................................................................................................................
           840,000   Southern California Edison Co. notes
                     8.95s, 2003                                                                                 833,700
.........................................................................................................................
            80,000   Southern California Edison Co. notes
                     6 3/8s, 2006                                                                                 74,400
.........................................................................................................................
           780,000   Tiverton/Rumford Power Associates, LP
                     144A pass-through certificates 9s, 2018                                                     413,400
.........................................................................................................................
           710,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                710,000
.........................................................................................................................
           530,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                482,300
.........................................................................................................................
           270,000   Williams Cos., Inc. (The) FRN Ser. A,
                     6 3/4s, 2006                                                                                189,000
.........................................................................................................................
           982,000   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                    785,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,101,466
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $318,358,583)                                                                    $282,830,995
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (16.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,593,947   Argentina (Republic of) unsub.
                     Ser. 2018, 2.89s, 2018 (In default) (NON)                                                  $318,789
.........................................................................................................................
         1,585,000   Brazil (Federal Republic of) bonds
                     10 1/8s, 2027                                                                               947,038
.........................................................................................................................
         1,035,000   Brazil (Federal Republic of) notes
                     11s, 2012                                                                                   687,240
.........................................................................................................................
         2,248,000   Bulgaria (Republic of) 144A bonds
                     8 1/4s, 2015                                                                              2,455,940
.........................................................................................................................
CAD      7,630,000   Canada (Government of) bonds 6s, 2011                                                     5,256,523
.........................................................................................................................
CAD      1,800,000   Canada (Government of) bonds
                     5 1/2s, 2010                                                                              1,205,545
.........................................................................................................................
CAD        585,000   Canada (Government of) bonds
                     Ser. WL43, 5 3/4s, 2029                                                                     390,506
.........................................................................................................................
        $1,200,000   Colombia (Republic of) bonds
                     11 3/4s, 2020                                                                             1,282,800
.........................................................................................................................
         1,010,000   Colombia (Republic of) notes
                     10 3/4s, 2013                                                                             1,047,875
.........................................................................................................................
EUR        310,000   Colombia (Republic of) notes Ser. E
                     MTN, 11 1/2s, 2011                                                                          327,560
.........................................................................................................................
          $255,000   Colombia (Republic of) unsub.
                     9 3/4s, 2009                                                                                262,395
.........................................................................................................................
EUR        480,000   Colombia (Republic of) unsub. bonds
                     Ser. 15A, 11 3/8s, 2008                                                                     511,974
.........................................................................................................................
          $425,000   Ecuador (Republic of) bonds
                     Ser. REGS, 12s, 2012                                                                        238,000
.........................................................................................................................
         4,790,000   Ecuador (Republic of) bonds
                     stepped-coupon Ser. REGS, 6s
                     (7s, 8/15/03), 2030 (STP)                                                                 1,987,850
.........................................................................................................................
           785,000   El Salvador (Republic of) 144A bonds
                     7 3/4s, 2023                                                                                775,188
.........................................................................................................................
EUR      3,025,000   France (Government of) bonds
                     5 1/2s, 2010                                                                              3,489,959
.........................................................................................................................
EUR        920,000   France (Government of) deb. 4s, 2009                                                        975,492
.........................................................................................................................
EUR      1,510,000   Germany (Federal Republic of) bonds
                     Ser. 00, 5 1/2s, 2031                                                                     1,742,095
.........................................................................................................................
EUR        620,000   Germany (Federal Republic of) bonds
                     Ser. 94, 6 1/4s, 2024                                                                       773,848
.........................................................................................................................
EUR      6,580,000   Germany (Federal Republic of) bonds
                     Ser. 97, 6s, 2007                                                                         7,594,833
.........................................................................................................................
EUR      1,270,000   Italy (Government of) treasury bonds
                     4 3/4s, 2006                                                                              1,397,642
.........................................................................................................................
EUR      2,350,000   Italy (Government of) treasury bonds
                     3 1/4s, 2004                                                                              2,480,872
.........................................................................................................................
NZD      5,362,000   New Zealand (Government of) bonds
                     8s, 2006                                                                                  3,011,846
.........................................................................................................................
NZD      5,060,000   New Zealand (Government of) bonds
                     Ser. 709, 7s, 2009                                                                        2,780,022
.........................................................................................................................
          $890,000   Peru (Republic of) notes 9 1/8s, 2008                                                       898,900
.........................................................................................................................
         1,955,000   Russia (Federation of) unsub. 8 1/4s, 2010                                                2,070,345
.........................................................................................................................
         2,630,000   Russia (Federation of) unsub. stepped-
                     coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                                                   2,088,220
.........................................................................................................................
         5,650,625   Russia (Federation of) 144A
                     unsub. stepped-coupon 5s
                     (7 1/2s, 3/31/07), 2030 (STP)                                                             4,486,596
.........................................................................................................................
         2,555,000   South Africa (Republic of) notes
                     7 3/8s, 2012                                                                              2,765,788
.........................................................................................................................
EUR        450,000   Spain (Kingdom of) bonds 5 3/4s, 2032                                                       534,277
.........................................................................................................................
EUR      1,500,000   Spain (Kingdom of) bonds 4.8s, 2006                                                       1,663,665
.........................................................................................................................
SEK     51,150,000   Sweden (Government of) bonds
                     Ser. 1037, 8s, 2007                                                                       6,809,621
.........................................................................................................................
SEK     77,240,000   Sweden (Government of) bonds
                     Ser. 1044, 3 1/2s, 2006                                                                   8,756,203
.........................................................................................................................
          $432,600   Ukraine (Government of) sr. notes
                     Ser. REGS, 11s, 2007                                                                        447,481
.........................................................................................................................
GBP      2,510,000   United Kingdom treasury bonds 10s, 2003                                                   4,210,303
.........................................................................................................................
GBP      2,595,000   United Kingdom treasury bonds
                     8 1/2s, 2005                                                                              4,697,521
.........................................................................................................................
GBP        980,000   United Kingdom treasury bonds 5s, 2012                                                    1,652,540
.........................................................................................................................
GBP      1,315,000   United Kingdom treasury bonds 5s, 2004                                                    2,157,108
.........................................................................................................................
        $1,390,000   United Mexican States bonds
                     11 3/8s, 2016                                                                             1,862,600
.........................................................................................................................
         1,565,000   United Mexican States bonds Ser. MTN,
                     8.3s, 2031                                                                                1,651,075
.........................................................................................................................
         1,230,000   United Mexican States notes Ser. A,
                     9 7/8s, 2010                                                                              1,500,600
.........................................................................................................................
           740,000   Venezuela (Republic of) bonds
                     9 1/4s, 2027                                                                                504,310
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government
                     Bonds and Notes
                     (cost $80,507,679)                                                                      $90,698,985
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (2.9%)
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
          $273,524     7 1/2s, September 1, 2022                                                                $290,629
.........................................................................................................................
         5,729,301     7s, with due dates from
                       February 1,2031 to September 1, 2032                                                    6,027,812
.........................................................................................................................
         5,654,000     TBA, 7s, January 1, 2033                                                                5,945,532
.........................................................................................................................
           170,194     6 1/2s, with due dates from
                       August1, 2010 to October 1, 2013                                                          180,599
.........................................................................................................................
           668,961     TBA, 6 1/2s, January 1, 2033                                                              696,347
.........................................................................................................................
           447,000     TBA, 6 1/2s, January 1, 2018                                                              471,306
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
           361,018     8s, with due dates from January 15, 2022
                       to September 15, 2025                                                                     395,300
.........................................................................................................................
           204,315     7s, December 15, 2028                                                                     217,290
.........................................................................................................................
           171,255     6 1/2s, August 15, 2029                                                                   179,966
.........................................................................................................................
         1,251,000     TBA, 6 1/2s, December 1, 2032                                                           1,311,986
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,716,767
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (0.1%)
.........................................................................................................................
           480,000   Fannie Mae notes 7 1/4s, 2010                                                               581,626
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (6.7%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
         9,555,000     7 1/2s, November 15, 2016                                                              12,495,355
.........................................................................................................................
         5,290,000     6 1/4s, May 15, 2030                                                                    6,330,437
.........................................................................................................................
         8,570,000     6 1/4s, August 15, 2023                                                                10,068,413
.........................................................................................................................
        24,475,000   U.S. Treasury Strip zero %,
                     November 15, 2024                                                                         7,712,684
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,606,889
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations (cost $49,769,248)                                                   $52,905,282
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $294,222   Arc Net Interest Margin Trust
                     Ser. 02-5A, Class A, 7 3/4s, 2032                                                          $292,329
.........................................................................................................................
           410,087   Arc Net Interest Margin Trust 144A
                     Ser. 02-1A, Class A, 7 3/4s, 2032                                                           410,017
.........................................................................................................................
        23,659,149   Commercial Mortgage Asset Trust
                     Ser. 99-C1, Class X, Interest Only (IO),
                     0.916s, 2020                                                                              1,356,704
.........................................................................................................................
        25,536,944   Deutsche Mortgage & Asset Receiving
                     Corp. Ser. 98-C1, Class X, IO, 1.07s, 2023                                                  941,675
.........................................................................................................................
                     Euro Loan Conduit 144A
.........................................................................................................................
GBP        297,500     FRN Ser. 7A, Class E, 7.483s, 2006
                       (United Kingdom)                                                                          458,178
.........................................................................................................................
GBP        297,500     FRN Ser. 7A, Class D, 5.733s, 2006
                       (United Kingdom)                                                                          476,138
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
          $389,844     Ser. 98-51, Class SG, 25.48s, 2022                                                        166,106
.........................................................................................................................
         3,291,863     Ser. 02-36, Class SJ, 16.675s, 2029                                                     3,684,483
.........................................................................................................................
           407,873     Ser. 98-1, Class SA, IO, 12.8s, 2024                                                       14,785
.........................................................................................................................
             2,851     Ser. 92-15, Class L, IO, 10.376s, 2022                                                     46,623
.........................................................................................................................
         8,086,489     Ser. 02-9, Class MS, IO, 6.68s, 2032                                                      697,460
.........................................................................................................................
         7,132,315     Ser. 02-36, Class QH, IO, 6.63s, 2029                                                     479,739
.........................................................................................................................
         2,145,711     Ser. 02-29, Class SL, IO, 6.63s, 2029                                                     102,592
.........................................................................................................................
         3,378,412     Ser. 02-63, Class SN, IO, 6.58s, 2032                                                     312,503
.........................................................................................................................
         3,258,847     Ser. 02-52, Class SL, IO, 6.58s, 2032                                                     297,370
.........................................................................................................................
         2,991,272     Ser. 02-47, Class NS, IO, 6.58s, 2032                                                     261,736
.........................................................................................................................
           822,400     Ser. 01-58, Class HI, IO, 6 1/2s, 2026                                                     26,728
.........................................................................................................................
         3,219,545     Ser. 318, Class 2, IO, 6s, 2032                                                           560,404
.........................................................................................................................
         1,439,442     Ser. 01-74, Class MI, IO, 6s, 2015                                                        132,874
.........................................................................................................................
        15,601,650     Ser. 00-T6, IO, 0.737s, 2030                                                              338,852
.........................................................................................................................
         1,624,375     Ser. 318, Class 1, zero %, 2032                                                         1,392,902
.........................................................................................................................
            40,683     Ser. 01-41, Class KO, Principal
                       Only (PO), zero %, 2031                                                                    40,530
.........................................................................................................................
           431,767     Ser. 99-51, Class N, PO, zero %, 2029                                                     381,709
.........................................................................................................................
           395,040     Ser. 99-52, Class MO, PO, zero %, 2026                                                    381,001
.........................................................................................................................
           127,070     Ser. 97-92, PO, zero %, 2025                                                              126,117
.........................................................................................................................
           439,852     Ser. 96-5, Class PB, PO, zero %, 2024                                                     419,509
.........................................................................................................................
           232,343     Ser. 93-159, Class D, PO, zero %, 2023                                                    230,019
.........................................................................................................................
           846,302     Ser. 93-146, Class H, PO, zero %, 2023                                                    812,979
.........................................................................................................................
            41,579   Federal Home Loan Mortgage Corp.
                     Ser. 57, Class A, PO, zero %, 2023                                                           41,423
.........................................................................................................................
        15,436,634   FFCA Secured Lending Corp. Ser. 00-1,
                     Class X, IO, 1.703s, 2020                                                                 1,234,931
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
         1,170,400     Ser. 2412, Class GS, FRN, 17.238s, 2032                                                 1,392,776
.........................................................................................................................
         1,103,534     Ser. 2478, Class SY, IO, 6.73s, 2021                                                       75,523
.........................................................................................................................
         3,278,654     Ser. 2448, Class SE, IO, 6.68s, 2029                                                      143,441
.........................................................................................................................
         2,443,000     Ser. 2448, Class SM, IO, 6.58s, 2032                                                      455,009
.........................................................................................................................
           646,823     Ser. 1717, Class L, 6 1/2s, 2024                                                          649,505
.........................................................................................................................
           305,586     Ser. 2044, Class SG, IO, 4.96s, 2023                                                        1,623
.........................................................................................................................
         1,320,696     Ser. 215, Class PO, PO, zero %, 2031                                                    1,221,231
.........................................................................................................................
         1,193,416     Ser. 2235, PO, zero %, 2030                                                             1,054,681
.........................................................................................................................
                 3     Ser. 2078, Class KC, PO, zero %, 2023                                                           3
.........................................................................................................................
           925,000   GE Capital Mortgage Services, Inc.
                     Ser. 98-11, Class 2A4, 6 3/4s, 2028                                                         954,219
.........................................................................................................................
                     Government National Mortgage
                     Association
.........................................................................................................................
           376,728     Ser. 02-49, Class QS, FRN, 17.317s, 2029                                                  379,730
.........................................................................................................................
         2,011,747     Ser. 02-36, Class SD, IO, 6.73s, 2029                                                     102,473
.........................................................................................................................
         3,015,842     Ser. 02-51, Class SA, IO, 6.68s, 2032                                                     171,055
.........................................................................................................................
         4,400,598     Ser. 01-43, Class SJ, IO, 6.18s, 2029                                                     281,913
.........................................................................................................................
         4,813,133     Ser. 01-43, Class SD, IO, 6.14s, 2028                                                     169,024
.........................................................................................................................
        46,489,617     Ser. 02-47, Class SM, IO, 4.55s, 2032                                                     324,481
.........................................................................................................................
         2,311,837     Ser. 99-31, Class MP, PO, zero %, 2029                                                  2,145,701
.........................................................................................................................
           498,299     Ser. 98-2, Class EA, PO, zero %, 2028                                                     449,248
.........................................................................................................................
           955,000   Granite Mortgages PLC FRN Ser. 01-1,
                     Class 1C, 3.24s, 2041 (United Kingdom)                                                      949,106
.........................................................................................................................
         4,410,000   Holmes Financing PLC FRB Ser. 1,
                     Class 2C, 2.925s, 2040                                                                    4,381,560
.........................................................................................................................
         8,788,208   Merrill Lynch Mortgage Investors,
                     Inc. Ser. 96-C2, IO, 1.939s, 2028                                                           589,085
.........................................................................................................................
         4,488,040   Mortgage Capital Funding, Inc.
                     Ser. 97-MC2, Class X, IO, 1.335s, 2012                                                      210,377
.........................................................................................................................
            14,161   Prudential Home Mortgage Securities
                     Ser. 93-57, Class A4, 5.9s, 2023                                                             14,260
.........................................................................................................................
           303,429   Rural Housing Trust Ser. 87-1, Class D,
                     6.33s, 2026                                                                                 319,778
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $32,932,218)                                                                      $32,554,218
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
       $25,756,364     Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                   $1,535,903
.........................................................................................................................
         2,020,000     Ser. 02-BC1, Class M2, FRN, 2.52s, 2032                                                 1,942,198
.........................................................................................................................
           592,383   Arc Net Interest Margin Trust 144A
                     Ser. 02-8A, Class A1, 7 3/4s, 2032                                                          587,502
.........................................................................................................................
           299,355   Asset Backed Funding Corp. NIM Trust
                     Ser. 02-WF1, 9.32s, 2032                                                                    296,362
.........................................................................................................................
         1,636,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.38s, 2009                                                         1,623,220
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
           900,000     Ser. 02-CA, Class A, IO, 10 1/2s, 2004                                                     88,453
.........................................................................................................................
           850,139     Ser. 01-DA, Class M3, FRN, 2.82s, 2031                                                    836,591
.........................................................................................................................
         1,115,998   CDC Mortgage Capital Trust
                     Ser. 02-HE1, Class M, FRN, 2.67s, 2033                                                    1,073,973
.........................................................................................................................
                     Chase Funding Net Interest Margin
.........................................................................................................................
           248,610     Ser. 02-1, Class Note, 8 1/2s, 2035                                                       246,970
.........................................................................................................................
           177,107     Ser. 02-C1, Class Note, 8 1/2s, 2035                                                      175,938
.........................................................................................................................
           539,121     Ser. 02-2, 8 1/2s, 2032                                                                   539,121
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
           912,000     Ser. 01-4, Class B1, 9.4s, 2010                                                           437,760
.........................................................................................................................
           210,000     Ser. 00-2, Class A4, 8.48s, 2030                                                          221,293
.........................................................................................................................
         2,740,000     Ser. 00-4, Class A6, 8.31s, 2032                                                        2,525,409
.........................................................................................................................
           960,000     Ser. 00-6, Class M2, 8.2s, 2032                                                           672,000
.........................................................................................................................
            19,000     Ser. 01-04, Class A4, 7.36s, 2019                                                          17,420
.........................................................................................................................
            28,000     Ser. 01-3, Class A4, 6.91s, 2033                                                           24,914
.........................................................................................................................
         3,092,186     Ser. 02-1, Class A, 6.681s, 2032                                                        3,021,879
.........................................................................................................................
            11,000     Ser. 01-3, Class A3, 5.79s, 2024                                                           10,822
.........................................................................................................................
           697,000   Consumer Credit Reference IDX
                     Securities Ser. 02-1A, Class A, FRB,
                     3.82s, 2007                                                                                 683,278
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
            28,000     Ser. 99-5, Class A5, 7.86s, 2031                                                           25,703
.........................................................................................................................
           247,512     Ser. 95-F, Class B2, 7.1s, 2021                                                           229,645
.........................................................................................................................
                     Greenpoint Manufactured Housing
.........................................................................................................................
         2,086,761     Ser. 00-3, Class IA, 8.45s, 2031                                                        2,086,761
.........................................................................................................................
            50,000     Ser. 99-5, Class A4, 7.59s, 2028                                                           49,000
.........................................................................................................................
           254,486   Home Equity Asset Trust Ser. 02-1N,
                     Class A, 8s, 2032                                                                           248,124
.........................................................................................................................
         1,135,000   LNR CDO, Ltd. Ser. 02-1A, Class FFL,
                     4.589s, 2037                                                                              1,032,850
.........................................................................................................................
           925,076   Madison Avenue Manufactured Housing
                     Contract Ser. 02-A, Class B1, FRN,
                     4.67s, 2032                                                                                 647,553
.........................................................................................................................
           526,206   Mid-State Trust Ser. 10, Class B,
                     7.54s, 2036                                                                                 481,314
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
         1,473,000     Ser. 01-NC4, Class B1, FRN, 3.92s, 2032                                                 1,355,850
.........................................................................................................................
           350,000     Ser. 01-NC3, Class B1, FRN, 3.87s, 2031                                                   322,602
.........................................................................................................................
           560,000     Ser. 02-AM2, Class B1, FRN, 3.67s, 2032                                                   507,500
.........................................................................................................................
           663,000     Ser. 02-NC3, Class M2, FRN, 2.72s, 2032                                                   630,911
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
.........................................................................................................................
           203,709     Ser. 01-AM1N, Class Note, 12 3/4s, 2032                                                   203,709
.........................................................................................................................
           509,924     Ser. 01-NC4N, Class Note, 8 1/2s, 2032                                                    509,924
.........................................................................................................................
           221,302   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                 221,302
.........................................................................................................................
           679,682   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                         679,470
.........................................................................................................................
           568,181   Option One Mortgage Securities Corp.
                     144A Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                    565,781
.........................................................................................................................
         1,375,825   Pass-Through Amortizing Credit Card
                     Trust Ser. 02-1A, Class A4FL, 7.339s, 2012                                                1,370,666
.........................................................................................................................
           351,000   TIAA Commercial Real Estate
                     Securitization Ser. 02-1A, Class IV,
                     6.84s, 2037                                                                                 291,988
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $30,351,349)                                                                      $28,021,659
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (1.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,760,000   Argentina (Republic of) govt. guaranty
                     Ser. L-GP, 6s, 2023 (In default) (NON)                                                   $1,273,188
.........................................................................................................................
         1,022,070   Brazil (Federal Republic of) bonds
                     8s, 2014                                                                                    672,011
.........................................................................................................................
           540,000   Brazil (Federal Republic of) government
                     guaranty Ser. 30YR, 3.063s, 2024                                                            325,350
.........................................................................................................................
         1,010,000   Brazil (Federal Republic of) govt.
                     guaranty FRB Ser. RG, 2.625s, 2012                                                          550,450
.........................................................................................................................
         1,000,000   Central Bank of Nigeria bonds
                     Ser. WW, 6 1/4s, 2020                                                                       670,000
.........................................................................................................................
         1,122,100   Peru (Republic of) bonds Ser. PDI,
                     4s, 2017                                                                                    886,459
.........................................................................................................................
           645,000   Peru (Republic of) coll. FLIRB 4s, 2017                                                     464,400
.........................................................................................................................
         1,320,000   Peru (Republic of) coll. FLIRB
                     Ser. 20YR, 4s, 2017                                                                         950,400
.........................................................................................................................
         1,075,000   United Mexican States bonds Ser. B,
                     6 1/4s, 2019                                                                              1,060,273
.........................................................................................................................
         3,690,476   Venezuela (Republic of) debs. FRB
                     Ser. DL, 2.313s, 2007                                                                     2,786,310
------------------------------------------------------------------------------------------------------------------------
                     Total Brady Bonds
                     (cost $9,633,084)                                                                        $9,638,841
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (1.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               524   AmeriKing, Inc. $3.25 cum. pfd.
                     (In default) (NON) (PIK)                                                                         $5
.........................................................................................................................
            39,600   California Federal Bancorp, Inc.
                     Ser. A, $2.281 pfd.                                                                       1,029,996
.........................................................................................................................
            21,272   Chevy Chase Capital Corp. Ser. A,
                     $5.188 pfd.                                                                               1,191,232
.........................................................................................................................
             2,110   Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                    57,498
.........................................................................................................................
           210,000   CSBI Capital Trust I 144A company
                     guaranty Ser. A, 11.75% pfd.                                                                242,550
.........................................................................................................................
            15,773   CSC Holdings, Inc. Ser. M,
                     $11.125 cum. pfd.                                                                         1,474,776
.........................................................................................................................
               720   Delta Financial Corp. Ser. A,
                     $10.00 cum. pfd.                                                                              3,960
.........................................................................................................................
            22,720   Diva Systems Corp. Ser. C, 6.00% cum.
                     pfd. (acquired 1/26/00, cost $113,600) (RES)                                                    227
.........................................................................................................................
            34,000   Diva Systems Corp. 144A Ser. D,
                     zero % pfd.                                                                                     340
.........................................................................................................................
            12,000   Doane Pet Care Co. $7.125 pfd.                                                              360,000
.........................................................................................................................
                43   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                            20,640
.........................................................................................................................
               998   Dobson Communications Corp.
                     12.25% pfd. (PIK)                                                                           499,095
.........................................................................................................................
               310   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                                 325,500
.........................................................................................................................
            10,600   Fitzgeralds Gaming Corp. zero % cum. pfd.                                                       106
.........................................................................................................................
               455   Granite Broadcasting Corp.
                     12.75% cum. pfd.                                                                            236,600
.........................................................................................................................
                37   Leiner Health Products Ser. C, zero % pfd.                                                        1
.........................................................................................................................
                 4   Nextel Communications, Inc. Ser. D,
                     13.00% cum. pfd. (PIK)                                                                        3,680
.........................................................................................................................
               507   Nextel Communications, Inc. Ser. E,
                     11.125% pfd. (PIK)                                                                          443,625
.........................................................................................................................
             1,044   North Atlantic Trading Co. 12.00% pfd. (PIK)                                                 17,748
.........................................................................................................................
               272   Paxson Communications Corp.
                     13.25% cum. pfd. (PIK)                                                                    1,482,400
.........................................................................................................................
             1,056   Rural Cellular Corp. 12.25% pfd. (PIK)                                                      253,363
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $10,500,459)                                                                       $7,643,342
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             2,113   Alderwoods Group, Inc. (NON)                                                                 $9,992
.........................................................................................................................
           640,000   AMRESCO Capital Trust, Inc. (R) (NON)                                                        47,360
.........................................................................................................................
               109   Arch Wireless, Inc. (NON)                                                                       223
.........................................................................................................................
            28,114   Arch Wireless, Inc. (NON)                                                                         3
.........................................................................................................................
             1,559   Archibald Candy Corp. (NON)                                                                 182,263
.........................................................................................................................
            12,220   Aurora Foods, Inc. (NON)                                                                      9,532
.........................................................................................................................
           143,564   Celcaribe SA (Colombia) (NON)                                                                 1,436
.........................................................................................................................
               398   Comdisco Holding Co., Inc. (NON)                                                             31,044
.........................................................................................................................
         2,443,632   Contifinancial Corp. Liquidating
                     Trust Units                                                                                  54,982
.........................................................................................................................
            30,000   Contour Energy Co. (NON)                                                                        540
.........................................................................................................................
            13,547   Covad Communications Group, Inc.
                     144A (NON)                                                                                   12,734
.........................................................................................................................
               690   Delta Funding Residual Exchange Co., LLC                                                    134,205
.........................................................................................................................
               690   Delta Funding Residual Management, Inc.                                                           7
.........................................................................................................................
            17,280   Doskocil Manufacturing Co., Inc. (NON)                                                       63,072
.........................................................................................................................
            20,380   Fitzgeralds Gaming Corp.                                                                        204
.........................................................................................................................
             1,518   FLAG Telecom Holdings, Ltd. (Bermuda) (NON)                                                  10,626
.........................................................................................................................
             6,090   Genesis Health Ventures, Inc. (NON)                                                          94,091
.........................................................................................................................
            30,046   Globix Corp. (NON)                                                                           60,092
.........................................................................................................................
           110,000   Loewen Group International, Inc. (NON)                                                           11
.........................................................................................................................
             1,313   Mariner Health Care, Inc. (NON)                                                               9,848
.........................................................................................................................
           790,000   Morrison Knudsen Corp. (NON)                                                                 31,600
.........................................................................................................................
            32,998   Pioneer Cos., Inc. (NON)                                                                     57,747
.........................................................................................................................
                61   Premium Holdings (LP) 144A (NON)                                                              1,284
.........................................................................................................................
               528   PSF Group Holdings, Inc. 144A Class A (NON)                                                 924,175
.........................................................................................................................
               151   Quorum Broadcast Holdings, Inc. Class E
                     (acquired various dates 5/15/01 to
                     10/5/01, cost $150,680) (NON) (RES)                                                          32,820
.........................................................................................................................
           137,535   Regal Entertainment Group 144A                                                            2,651,400
.........................................................................................................................
               722   Sun Healthcare Group, Inc. (NON)                                                              1,004
.........................................................................................................................
             1,335   Vast Solutions, Inc. Class B1 (NON)                                                             668
.........................................................................................................................
             1,335   Vast Solutions, Inc. Class B2 (NON)                                                             668
.........................................................................................................................
             1,335   Vast Solutions, Inc. Class B3 (NON)                                                             668
.........................................................................................................................
             1,540   Washington Group International, Inc. (NON)                                                   24,563
.........................................................................................................................
             3,800   WilTel Communications, Inc. (NON)                                                            60,002
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $11,057,047)                                                                       $4,508,864
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $830,000   American Tower Corp. cv. notes 5s, 2010                                                    $537,425
.........................................................................................................................
           430,000   DaVita, Inc. cv. sub. notes 7s, 2009                                                        429,463
.........................................................................................................................
           780,000   Nextel Communications, Inc. cv. sr.
                     notes 5 1/4s, 2010                                                                          559,650
.........................................................................................................................
           440,000   Province Healthcare Co. cv. sub.
                     notes 4 1/2s, 2005                                                                          387,750
.........................................................................................................................
           120,000   Rogers Communications cv. debs. 2s,
                     2005 (Canada)                                                                                90,600
.........................................................................................................................
           710,000   Tyco International, Ltd. cv. notes
                     zero %, 2020 (Bermuda)                                                                      508,538
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $2,433,370)                                                                        $2,513,426
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
                50   Genesis Health Ventures, Inc.
                     $6.00  cv. pfd. (PIK)                                                                        $5,500
.........................................................................................................................
               586   Hercules Trust II units 6.50% cum. cv. pfd.                                                 317,905
.........................................................................................................................
               650   Interact Electronic Marketing, Inc.
                     14.00% cum. cv. pfd. (In default) (NON)                                                           7
.........................................................................................................................
             1,825   Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                       18
.........................................................................................................................
             4,200   LTV Corp. 144A $4.125 cv. pfd.
                     (In default) (NON)                                                                              525
.........................................................................................................................
                44   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                        176,000
.........................................................................................................................
             6,375   Telex Communications, Inc. zero % cv. pfd.
                     (In default) (NON)                                                                            6,375
.........................................................................................................................
               630   Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                      63
.........................................................................................................................
               553   XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd.
                     (In default) (NON) (PIK)                                                                        138
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $992,278)                                                                            $506,531
------------------------------------------------------------------------------------------------------------------------
UNITS (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
           840,000   Australis Media, Ltd. units 15 3/4s,
                     2003 (Australia) (In default) (NON)                                                             $84
.........................................................................................................................
           245,000   MDP Acquisitions PLC 144A units
                     15 1/2s, 2013 (Ireland) (PIK)                                                               259,700
.........................................................................................................................
           650,000   XCL, Ltd. 144A units 13 1/2s, 2004
                     (In default) (NON)                                                                          195,000
.........................................................................................................................
             2,800   XCL, Ltd. 144A units cum. cv. pfd.
                     9 1/2s (In default) (NON) (PIK)                                                                 700
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $1,987,549)                                                                          $455,484
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
               410   Birch Telecommunications,
                     Inc. 144A                                                                   6/15/08              $4
.........................................................................................................................
             1,100   Comunicacion Cellular
                     144A (Colombia)                                                            11/15/03           1,100
.........................................................................................................................
               890   Dayton Superior Corp.                                                       6/15/09             223
.........................................................................................................................
               877   Diva Systems Corp.                                                          5/15/06               9
.........................................................................................................................
             4,971   Diva Systems Corp. 144A                                                      3/1/08              50
.........................................................................................................................
               920   Horizon PCS, Inc.                                                           10/1/10               1
.........................................................................................................................
               650   Interact Systems, Inc.                                                       8/1/03               1
.........................................................................................................................
               650   Interact Systems, Inc. 144A                                                12/15/09               7
.........................................................................................................................
               790   iPCS, Inc. 144A                                                             7/15/10             198
.........................................................................................................................
               357   IWO Holdings, Inc.                                                          1/15/11              89
.........................................................................................................................
               486   Leap Wireless
                     International, Inc. 144A                                                    4/15/10               5
.........................................................................................................................
               350   Mikohn Gaming Corp. 144A                                                    8/15/08             350
.........................................................................................................................
               360   ONO Finance PLC 144A
                     (United Kingdom)                                                            2/15/11               1
.........................................................................................................................
               585   Orion Network Systems                                                       1/15/07               6
.........................................................................................................................
               960   Paxson Communications Corp. 144A                                            6/30/03               1
.........................................................................................................................
               350   Pliant Corp. 144A                                                            6/1/10           1,750
.........................................................................................................................
               320   Solutia, Inc. 144A                                                          7/15/09               1
.........................................................................................................................
             1,805   Sun Healthcare Group, Inc.                                                  2/28/05               1
.........................................................................................................................
               330   Travel Centers of
                     America, Inc. 144A                                                           5/1/09           3,300
.........................................................................................................................
             1,420   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
         1,075,000   United Mexican States Ser. B
                     (Rights) (Mexico)                                                           6/30/04           3,763
.........................................................................................................................
         1,075,000   United Mexican States Ser. C
                     (Rights) (Mexico)                                                           6/30/05             323
.........................................................................................................................
         1,075,000   United Mexican States Ser. D
                     (Rights) (Mexico)                                                           6/30/06             323
.........................................................................................................................
         1,075,000   United Mexican States Ser. E
                     (Rights) (Mexico)                                                           6/30/07             323
.........................................................................................................................
               650   Veraldo Holdings, Inc. 144A                                                 4/15/08               7
.........................................................................................................................
                30   Versatel Telecom NV
                     (Netherlands)                                                               5/15/08               1
.........................................................................................................................
               950   Washington Group
                     International, Inc. Ser. A                                                  1/25/06             713
.........................................................................................................................
             1,087   Washington Group
                     International, Inc. Ser. B                                                  1/25/06             544
.........................................................................................................................
               586   Washington Group
                     International, Inc. Ser. C                                                  1/25/06             293
.........................................................................................................................
               500   XM Satellite Radio
                     Holdings, Inc. 144A                                                         3/15/10               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $580,865)                                                                             $13,389
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $925,000   U.S. Treasury Bills for an effective
                     yield of 1.14 %, January 23, 2003 (SEG)                                                    $924,336
.........................................................................................................................
         8,000,000   Interest in $500,000,000 joint tri-party
                     repurchase agreement dated
                     December 31, 2002 with Warburg
                     Securities due January 2, 2003 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $8,000,556 for an effective yield
                     of 1.25%                                                                                  8,000,000
.........................................................................................................................
        18,944,260   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    18,944,260
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $27,868,596)                                                                      $27,868,596
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $576,972,325)                                                                    $540,159,612
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Brazil                                                                     0.6%
...............................................................................
Bulgaria                                                                   0.5
...............................................................................
Canada                                                                     3.5
...............................................................................
Colombia                                                                   0.6
...............................................................................
France                                                                     0.8
...............................................................................
Germany                                                                    1.9
...............................................................................
Italy                                                                      0.7
...............................................................................
Luxembourg                                                                 0.5
...............................................................................
Malaysia                                                                   0.5
...............................................................................
Mexico                                                                     1.1
...............................................................................
New Zealand                                                                1.1
...............................................................................
Peru                                                                       0.6
...............................................................................
Russia                                                                     1.6
...............................................................................
South Africa                                                               0.5
...............................................................................
Sweden                                                                     2.9
...............................................................................
United Kingdom                                                             3.6
...............................................................................
United States                                                             76.2
...............................................................................
Venezuela                                                                  0.6
...............................................................................
Other                                                                      2.2
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $35,578,850)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Australian Dollars        $15,866,568  $15,704,199     3/19/03       $162,369
...............................................................................
Canadian Dollars            6,035,378    6,115,419     3/19/03        (80,041)
...............................................................................
Euro                        5,135,558    4,948,270     3/19/03        187,288
...............................................................................
Japanese Yen                6,668,975    6,435,832     3/19/03        233,143
...............................................................................
Korean Won                  2,062,420    2,021,388     3/19/03         41,032
...............................................................................
Swiss Francs                  376,819      353,742     3/19/03         23,077
------------------------------------------------------------------------------
                                                                     $566,868
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $34,999,034)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Australian Dollars         $1,014,694   $1,018,034     3/19/03         $3,340
...............................................................................
British Pounds              7,882,781    7,713,753     3/19/03       (169,028)
...............................................................................
Canadian Dollars            1,851,324    1,884,819     3/19/03         33,495
...............................................................................
Danish Krone                  602,612      573,604     3/19/03        (29,008)
...............................................................................
Euro                        1,362,995    1,348,210     3/19/03        (14,785)
...............................................................................
Japanese Yen                2,054,020    2,021,401     3/19/03        (32,619)
...............................................................................
New Zealand Dollars         5,748,113    5,494,882     3/19/03       (253,231)
...............................................................................
Swedish Krona              15,546,388   14,944,331     3/19/03       (602,057)
------------------------------------------------------------------------------
                                                                  $(1,063,893)
------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face  Expiration   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
CBT Interest Rate
Swap 10 yr (Long)          $1,469,000   $1,442,243      Mar-03        $26,757
...............................................................................
Euro 90 day (Long)          1,477,125    1,431,851      Sep-03         45,274
...............................................................................
Euro 90 day (Short)         1,479,525    1,438,175      Jun-03        (41,350)
...............................................................................
Euro Bund
10 yr (Long)                6,076,016    5,941,928      Mar-03        134,088
...............................................................................
Euro-Bobl
5 yr (Long)                12,477,136   12,257,567      Mar-03        219,569
...............................................................................
Japanese Government
Bond 10 yr (Long)           5,986,515    5,963,926      Mar-03         22,589
...............................................................................
Japanese Government
Bond 10 yr (Long)           5,029,735    5,009,706      Mar-03         20,029
...............................................................................
U.S. Treasury Bond
(Long)                     27,495,750   26,340,787      Mar-03      1,154,963
...............................................................................
U.S. Treasury Note
5 yr (Short)               36,806,250   35,826,853      Mar-03       (979,397)
...............................................................................
U.S. Treasury Note
10 yr (Long)                5,177,109    5,032,340      Mar-03        144,769
...............................................................................
U.S. Treasury Note
10 yr (Short)              56,257,922   54,900,314      Mar-03     (1,357,608)
------------------------------------------------------------------------------
                                                                    $(610,317)
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2002
(premium received $527,095)
------------------------------------------------------------------------------
                                                                        Market
Notional Amount                                                          Value
...............................................................................
$1,945,000  Agreement with JPMorgan Chase Bank effective
            May 14, 2002, maturing on May 15, 2007, to
            receive a premium equal to 17.171% times the
            notional amount.  For each credit default event
            related to one of the 100 issues within the
            HYDI 100 8.75%, 5/15/07 Bond Index, the
            fund makes a payment of the proportional
            notional amount times the difference between
            the par value and the then-market value of
            the defaulted issue.                                      $515,814
------------------------------------------------------------------------------


Swap Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                           Notional Termination    Unrealized
                                             Amount        Date  Appreciation
...............................................................................
Agreement with Goldman Sachs
Capital Markets, L.P. dated
November 8, 2002 to pay at
maturity the notional amount
multiplied by the six month
USD-LIBOR-BBA plus a specified
spread and receive (pay) at maturity
the notional amount multiplied by the
change in net asset value of the
ishares GS InvesTop Corporate
Bond Fund                                $4,597,164      May-03       $99,151
------------------------------------------------------------------------------
Agreement with Goldman Sachs
Capital Markets, L.P. dated
September 13, 2002 to pay at
maturity the notional amount
multiplied by six month
USD-LIBOR-BBA and receive (pay)
at maturity the notional amount
multiplied by the change in
net asset value of the ishares
GS InvesTop Corporate Bond Fund           4,410,022      Mar-03        89,629
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to receive
semi-annually the notional amount
multiplied by the six month
JPY-LIBOR-BBA and pay monthly
the notional amount multiplied
by 0.399%                                17,285,958      Oct-07       674,124
------------------------------------------------------------------------------
Agreement with Merrill Lynch
Capital Services dated
October 27, 2000 to receive
semi-annually the notional amount
multiplied by 6.74% and pay
quarterly the notional amount
multiplied by three month
USD LIBOR.                                5,600,000      Oct-05       556,249
------------------------------------------------------------------------------
                                                                   $1,419,153
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT The George Putnam Fund of Boston
The fund's portfolio
December 31, 2002

COMMON STOCKS  (58.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.1%)
.........................................................................................................................
            13,120   Valassis Communications, Inc. (NON)                                                        $386,122
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.1%)
.........................................................................................................................
            83,510   Boeing Co. (The)                                                                          2,754,995
.........................................................................................................................
            11,680   Lockheed Martin Corp.                                                                       674,520
.........................................................................................................................
            17,810   Northrop Grumman Corp.                                                                    1,727,570
.........................................................................................................................
            48,970   Rockwell Collins, Inc.                                                                    1,139,042
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,296,127
------------------------------------------------------------------------------------------------------------------------
Banking (6.7%)
.........................................................................................................................
           105,745   Bank of America Corp.                                                                     7,356,680
.........................................................................................................................
           126,630   Bank of New York Co., Inc. (The)                                                          3,034,055
.........................................................................................................................
            16,480   Banknorth Group, Inc.                                                                       372,448
.........................................................................................................................
            40,585   BB&T Corp.                                                                                1,501,239
.........................................................................................................................
            51,342   Charter One Financial, Inc.                                                               1,475,056
.........................................................................................................................
            88,450   Comerica, Inc.                                                                            3,824,578
.........................................................................................................................
            15,110   Compass Bancshares, Inc.                                                                    472,490
.........................................................................................................................
            19,600   Greenpoint Financial Corp.                                                                  885,528
.........................................................................................................................
            11,390   M&T Bank Corp.                                                                              903,797
.........................................................................................................................
            44,800   Mellon Financial Corp.                                                                    1,169,728
.........................................................................................................................
             7,560   South Trust Corp.                                                                           187,866
.........................................................................................................................
             4,700   TCF Financial Corp.                                                                         205,343
.........................................................................................................................
           336,730   U.S. Bancorp                                                                              7,145,411
.........................................................................................................................
           126,820   Wachovia Corp.                                                                            4,621,321
.........................................................................................................................
            57,180   Washington Mutual, Inc.                                                                   1,974,425
.........................................................................................................................
            62,595   Wells Fargo & Co.                                                                         2,933,828
.........................................................................................................................
            60,520   Zions Bancorp.                                                                            2,381,401
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,445,194
------------------------------------------------------------------------------------------------------------------------
Beverage (0.4%)
.........................................................................................................................
            25,200   Anheuser-Busch Cos., Inc.                                                                 1,219,680
.........................................................................................................................
            24,470   Coca-Cola Enterprises, Inc.                                                                 531,488
.........................................................................................................................
            26,890   Pepsi Bottling Group, Inc. (The)                                                            691,073
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,442,241
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.7%)
.........................................................................................................................
            65,200   Comcast Corp. Class A (NON)                                                               1,536,764
.........................................................................................................................
           109,100   Comcast Corp. Class A (Special) (NON)                                                     2,464,569
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,001,333
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.1%)
.........................................................................................................................
             5,010   Eaton Corp.                                                                                 391,331
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.4%)
.........................................................................................................................
            14,600   Avery Dennison Corp.                                                                        891,768
.........................................................................................................................
           114,630   Dow Chemical Co. (The)                                                                    3,404,511
.........................................................................................................................
            21,200   E.I. du Pont de Nemours & Co.                                                               898,880
.........................................................................................................................
            48,670   Engelhard Corp.                                                                           1,087,775
.........................................................................................................................
            32,180   PPG Industries, Inc.                                                                      1,613,827
.........................................................................................................................
            16,530   Rohm & Haas Co.                                                                             536,894
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,433,655
------------------------------------------------------------------------------------------------------------------------
Coal (0.2%)
.........................................................................................................................
            37,470   Peabody Energy Corp.                                                                      1,095,248
------------------------------------------------------------------------------------------------------------------------
Computers (2.7%)
.........................................................................................................................
            31,300   Dell Computer Corp. (NON)                                                                   836,962
.........................................................................................................................
           420,662   Hewlett-Packard Co.                                                                       7,302,692
.........................................................................................................................
            59,642   IBM Corp.                                                                                 4,622,255
.........................................................................................................................
            38,510   Lexmark International, Inc. (NON)                                                         2,329,855
.........................................................................................................................
            23,900   NCR Corp. (NON)                                                                             567,386
.........................................................................................................................
           143,090   Sun Microsystems, Inc. (NON)                                                                445,010
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,104,160
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.5%)
.........................................................................................................................
             1,000   Berkshire Hathaway, Inc. Class B (NON)                                                    2,423,000
.........................................................................................................................
            59,900   General Electric Co.                                                                      1,458,565
.........................................................................................................................
            39,010   Honeywell International, Inc.                                                               936,240
.........................................................................................................................
           248,196   Tyco International, Ltd. (Bermuda)                                                        4,239,188
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,056,993
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
.........................................................................................................................
            64,620   Household International, Inc.                                                             1,797,082
.........................................................................................................................
            68,110   MBNA Corp.                                                                                1,295,452
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,092,534
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.2%)
.........................................................................................................................
            14,970   Colgate-Palmolive Co.                                                                       784,877
.........................................................................................................................
            61,540   Fortune Brands, Inc.                                                                      2,862,225
.........................................................................................................................
            58,070   Kimberly-Clark Corp.                                                                      2,756,583
.........................................................................................................................
            21,100   Newell Rubbermaid, Inc.                                                                     639,963
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,043,648
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.5%)
.........................................................................................................................
            67,560   CenterPoint Energy, Inc.                                                                    574,260
.........................................................................................................................
            27,850   Cinergy Corp.                                                                               939,102
.........................................................................................................................
            14,820   Constellation Energy Group, Inc.                                                            412,292
.........................................................................................................................
            20,780   Dominion Resources, Inc.                                                                  1,140,822
.........................................................................................................................
            60,465   DPL, Inc.                                                                                   927,533
.........................................................................................................................
             9,260   DTE Energy Co.                                                                              429,664
.........................................................................................................................
           138,390   Edison International (NON)                                                                1,639,922
.........................................................................................................................
            58,640   Entergy Corp.                                                                             2,673,398
.........................................................................................................................
            41,030   FirstEnergy Corp.                                                                         1,352,759
.........................................................................................................................
            39,150   Northeast Utilities                                                                         593,906
.........................................................................................................................
           106,300   PG&E Corp. (NON)                                                                          1,477,570
.........................................................................................................................
             7,340   PPL Corp.                                                                                   254,551
.........................................................................................................................
            52,940   Progress Energy, Inc.                                                                     2,294,949
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,710,728
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
.........................................................................................................................
            45,510   Emerson Electric Co.                                                                      2,314,184
------------------------------------------------------------------------------------------------------------------------
Electronics (1.5%)
.........................................................................................................................
            43,150   Agilent Technologies, Inc. (NON)                                                            774,974
.........................................................................................................................
            17,200   Analog Devices, Inc. (NON)                                                                  410,564
.........................................................................................................................
            29,900   Celestica, Inc. (Canada) (NON)                                                              421,590
.........................................................................................................................
            86,950   Flextronics International, Ltd. (Singapore) (NON)                                           712,121
.........................................................................................................................
           213,790   Intel Corp.                                                                               3,328,710
.........................................................................................................................
           142,000   Motorola, Inc.                                                                            1,228,300
.........................................................................................................................
           288,300   Solectron Corp. (NON)                                                                     1,023,465
.........................................................................................................................
            16,970   W.W. Grainger, Inc.                                                                         874,804
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,774,528
------------------------------------------------------------------------------------------------------------------------
Energy (0.4%)
.........................................................................................................................
            47,770   BJ Services Co. (NON)                                                                     1,543,449
.........................................................................................................................
            45,170   GlobalSantaFe Corp.                                                                       1,098,534
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,641,983
------------------------------------------------------------------------------------------------------------------------
Financial (4.2%)
.........................................................................................................................
            33,020   CIT Group, Inc.                                                                             647,192
.........................................................................................................................
           400,606   Citigroup, Inc.                                                                          14,097,325
.........................................................................................................................
            74,707   Fannie Mae                                                                                4,805,901
.........................................................................................................................
            79,270   Freddie Mac                                                                               4,680,894
.........................................................................................................................
            26,890   PMI Group, Inc. (The)                                                                       807,776
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,039,088
------------------------------------------------------------------------------------------------------------------------
Food (0.8%)
.........................................................................................................................
            16,899   Del Monte Foods Co. (NON)                                                                   130,122
.........................................................................................................................
            37,840   H.J. Heinz Co.                                                                            1,243,801
.........................................................................................................................
            62,850   Kraft Foods, Inc. Class A                                                                 2,446,751
.........................................................................................................................
            53,600   Sara Lee Corp.                                                                            1,206,536
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,027,210
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.0%)
.........................................................................................................................
           102,290   Abitibi-Consolidated, Inc.
                     (Toronto Exchange) (Canada)                                                                 785,451
.........................................................................................................................
            68,850   Abitibi-Consolidated, Inc. (Canada)                                                         530,834
.........................................................................................................................
            21,600   Boise Cascade Corp.                                                                         544,752
.........................................................................................................................
           160,860   Smurfit-Stone Container Corp. (NON)                                                       2,475,796
.........................................................................................................................
            56,170   Sonoco Products Co.                                                                       1,287,978
.........................................................................................................................
            11,820   Weyerhaeuser Co.                                                                            581,662
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,206,473
------------------------------------------------------------------------------------------------------------------------
Health Care (0.4%)
.........................................................................................................................
            58,810   HCA, Inc.                                                                                 2,440,615
------------------------------------------------------------------------------------------------------------------------
Health Care Services (0.9%)
.........................................................................................................................
            26,220   Anthem, Inc. (NON)                                                                        1,649,238
.........................................................................................................................
            34,760   Cardinal Health, Inc.                                                                     2,057,444
.........................................................................................................................
            33,670   CIGNA Corp.                                                                               1,384,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,091,192
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.1%)
.........................................................................................................................
             9,680   Whirlpool Corp.                                                                             505,490
------------------------------------------------------------------------------------------------------------------------
Insurance (3.0%)
.........................................................................................................................
           114,470   ACE, Ltd. (Bermuda)                                                                       3,358,550
.........................................................................................................................
             6,010   AMBAC Financial Group, Inc.                                                                 338,002
.........................................................................................................................
            56,309   American International Group, Inc.                                                        3,257,476
.........................................................................................................................
            20,810   AON Corp.                                                                                   393,101
.........................................................................................................................
            17,460   Hartford Financial Services
                     Group, Inc. (The)                                                                           793,208
.........................................................................................................................
            13,600   Lincoln National Corp.                                                                      429,488
.........................................................................................................................
            20,750   MBIA, Inc.                                                                                  910,095
.........................................................................................................................
            60,360   Radian Group, Inc.                                                                        2,242,374
.........................................................................................................................
           125,344   Travelers Property Casualty Corp.
                     Class B (NON)                                                                             1,836,290
.........................................................................................................................
            59,335   XL Capital, Ltd. Class A (Bermuda)                                                        4,583,629
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,142,213
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.5%)
.........................................................................................................................
           208,620   JPMorgan Chase & Co.                                                                      5,006,880
.........................................................................................................................
             6,440   Lehman Brothers Holdings, Inc.                                                              343,188
.........................................................................................................................
            54,000   Merrill Lynch & Co., Inc.                                                                 2,049,300
.........................................................................................................................
            38,310   Morgan Stanley Dean Witter & Co.                                                          1,529,335
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,928,703
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
.........................................................................................................................
            41,600   Hilton Hotels Corp.                                                                         528,736
.........................................................................................................................
            44,950   Marriott International, Inc. Class A                                                      1,477,507
.........................................................................................................................
           110,425   Royal Caribbean Cruises, Ltd.                                                             1,844,098
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,850,341
------------------------------------------------------------------------------------------------------------------------
Machinery (0.9%)
.........................................................................................................................
            70,240   Ingersoll-Rand Co. Class A (Bermuda)                                                      3,024,534
.........................................................................................................................
            49,560   Parker-Hannifin Corp.                                                                     2,286,203
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,310,737
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.1%)
.........................................................................................................................
            21,320   Dover Corp.                                                                                 621,691
------------------------------------------------------------------------------------------------------------------------
Media (1.4%)
.........................................................................................................................
           449,543   Liberty Media Corp. Class A (NON)                                                         4,018,914
.........................................................................................................................
            35,510   USA Interactive (NON)                                                                       813,889
.........................................................................................................................
           209,230   Walt Disney Co. (The)                                                                     3,412,541
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,245,344
------------------------------------------------------------------------------------------------------------------------
Medical Services (0.1%)
.........................................................................................................................
             6,800   AmerisourceBergen Corp.                                                                     369,308
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.3%)
.........................................................................................................................
            12,800   Baxter International, Inc.                                                                  358,400
.........................................................................................................................
            24,900   Boston Scientific Corp. (NON)                                                             1,058,748
.........................................................................................................................
            11,500   Pall Corp.                                                                                  191,820
.........................................................................................................................
            11,400   Zimmer Holdings, Inc. (NON)                                                                 473,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,082,296
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
.........................................................................................................................
            52,040   El Paso Corp.                                                                               362,198
.........................................................................................................................
            65,500   NiSource, Inc.                                                                            1,310,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,672,198
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.9%)
.........................................................................................................................
            49,530   BP PLC ADR (United Kingdom)                                                               2,013,395
.........................................................................................................................
            33,490   Burlington Resources, Inc.                                                                1,428,349
.........................................................................................................................
            77,518   ConocoPhillips                                                                            3,751,096
.........................................................................................................................
           431,413   Exxon Mobil Corp.                                                                        15,073,570
.........................................................................................................................
            13,540   Noble Corp. (NON)                                                                           475,931
.........................................................................................................................
            64,210   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                             2,826,524
.........................................................................................................................
            26,320   TotalFinaElf SA ADR (France)                                                              1,881,880
.........................................................................................................................
            56,020   Unocal Corp.                                                                              1,713,092
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,163,837
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (4.9%)
.........................................................................................................................
           129,420   Abbott Laboratories                                                                       5,176,800
.........................................................................................................................
             6,000   Forest Laboratories, Inc. (NON)                                                             589,320
.........................................................................................................................
            53,080   Johnson & Johnson                                                                         2,850,927
.........................................................................................................................
           136,040   King Pharmaceuticals, Inc. (NON)                                                          2,338,528
.........................................................................................................................
           109,340   Merck & Co., Inc.                                                                         6,189,737
.........................................................................................................................
           178,640   Pfizer, Inc.                                                                              5,461,025
.........................................................................................................................
           108,930   Pharmacia Corp.                                                                           4,553,274
.........................................................................................................................
            57,400   Wyeth                                                                                     2,146,760
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,306,371
------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
.........................................................................................................................
             8,390   Knight-Ridder, Inc.                                                                         530,668
------------------------------------------------------------------------------------------------------------------------
Railroads (1.1%)
.........................................................................................................................
            16,000   Canadian National Railway Co. (Canada)                                                      664,960
.........................................................................................................................
            94,846   Union Pacific Corp.                                                                       5,678,430
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,343,390
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.7%)
.........................................................................................................................
            24,340   Archstone-Smith Operating Trust (R)                                                         572,964
.........................................................................................................................
            34,300   Boston Properties, Inc. (R)                                                               1,264,298
.........................................................................................................................
            45,340   Equity Office Properties Trust (R)                                                        1,132,593
.........................................................................................................................
            38,320   Equity Residential Properties Trust (R)                                                     941,906
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,911,761
------------------------------------------------------------------------------------------------------------------------
Regional Bells (3.2%)
.........................................................................................................................
           119,630   BellSouth Corp.                                                                           3,094,828
.........................................................................................................................
           118,380   Qwest Communications
                     International, Inc. (NON)                                                                   591,900
.........................................................................................................................
           254,940   SBC Communications, Inc. (SEG)                                                            6,911,423
.........................................................................................................................
           215,040   Verizon Communications, Inc.                                                              8,332,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,930,951
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.5%)
.........................................................................................................................
            35,300   Darden Restaurants, Inc.                                                                    721,885
.........................................................................................................................
            65,040   McDonald's Corp.                                                                          1,045,843
.........................................................................................................................
            47,960   Yum! Brands, Inc. (NON)                                                                   1,161,591
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,929,319
------------------------------------------------------------------------------------------------------------------------
Retail (1.8%)
.........................................................................................................................
            38,490   Federated Department Stores, Inc. (NON)                                                   1,106,972
.........................................................................................................................
           155,020   JC Penney Co., Inc. (Holding Co.)                                                         3,567,010
.........................................................................................................................
            30,600   Kroger Co. (NON)                                                                            472,770
.........................................................................................................................
            86,090   Limited, Inc. (The)                                                                       1,199,234
.........................................................................................................................
            11,900   Liz Claiborne, Inc.                                                                         352,835
.........................................................................................................................
           160,830   Office Depot, Inc. (NON)                                                                  2,373,851
.........................................................................................................................
            87,210   TJX Cos., Inc. (The)                                                                      1,702,339
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,775,011
------------------------------------------------------------------------------------------------------------------------
Software (1.4%)
.........................................................................................................................
           165,440   BMC Software, Inc. (NON)                                                                  2,830,678
.........................................................................................................................
           195,340   Computer Associates International, Inc.                                                   2,637,090
.........................................................................................................................
            60,900   Microsoft Corp. (NON)                                                                     3,148,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,616,298
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.2%)
.........................................................................................................................
           175,520   BearingPoint, Inc. (NON)                                                                  1,211,088
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.4%)
.........................................................................................................................
            13,600   AT&T Corp.                                                                                  355,096
.........................................................................................................................
           172,560   AT&T Wireless Services, Inc. (NON)                                                          974,964
.........................................................................................................................
            10,900   CenturyTel, Inc.                                                                            320,242
.........................................................................................................................
               959   Covad Communications
                     Group, Inc. 144A (NON)                                                                          901
.........................................................................................................................
            39,860   Sprint Corp. (FON Group)                                                                    577,173
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,228,376
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.6%)
.........................................................................................................................
           231,846   Philip Morris Cos., Inc.                                                                  9,396,718
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.7%)
.........................................................................................................................
           163,650   Republic Services, Inc. (NON)                                                             3,433,377
.........................................................................................................................
            39,010   Waste Management, Inc.                                                                      894,109
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,327,486
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $367,335,607)                                                                    $348,434,182
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government And Agency Mortgage Obligations (10.8%)
.........................................................................................................................
                     Federal Home Loan Mortgage Corporation
.........................................................................................................................
        $4,633,755     6s, with due dates from March 1, 2017
                       to July 1, 2017                                                                        $4,848,688
.........................................................................................................................
         3,170,040     TBA, 6s, January 1, 2033                                                                3,277,029
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
            96,186     8s, October 1, 2025                                                                       104,651
.........................................................................................................................
         8,290,305     7 1/2s, with due dates from
                       September 1, 2022 to October 1, 2031                                                    8,816,321
.........................................................................................................................
         3,234,831     7s, with due dates from May 1, 2026
                       to July 1, 2032                                                                         3,405,957
.........................................................................................................................
           735,845     7s, with due dates from June 1, 2007
                       to November 1, 2014                                                                       783,779
.........................................................................................................................
         6,005,000     TBA, 7s, January 1, 2033                                                                6,314,630
.........................................................................................................................
        15,872,637     TBA, 6 1/2s, January 1, 2033                                                           16,522,431
.........................................................................................................................
           131,000     TBA, 6 1/2s, January 1, 2018                                                              138,123
.........................................................................................................................
           233,706     6s, with due dates from January 1, 2015
                       to July 1, 2029                                                                           242,843
.........................................................................................................................
         4,799,547     TBA, 6s, January 1, 2033                                                                4,960,034
.........................................................................................................................
         4,371,000     TBA, 5 1/2s, December 1, 2017                                                           4,528,085
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
         2,023,338     8s, with due dates from
                       December 15, 2022 to July 15, 2027                                                      2,206,451
.........................................................................................................................
           219,973     7 1/2s, January 15, 2030                                                                  234,805
.........................................................................................................................
         3,866,320     7s, with due dates from August 15, 2023
                       to May 15, 2032                                                                         4,102,227
.........................................................................................................................
         3,120,000     TBA, 7s, December 1, 2032                                                               3,305,250
.........................................................................................................................
           821,809     6 1/2s, with due dates from
                       March 15, 2028 to September 15, 2029                                                      863,914
------------------------------------------------------------------------------------------------------------------------
                                                                                                              64,655,218
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (1.3%)
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
         3,290,000     7 1/4s, May 15, 2030                                                                    4,138,560
.........................................................................................................................
         2,735,000     7 1/4s, January 15, 2010                                                                3,314,054
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (4.1%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
            85,000     8 1/8s, August 15, 2019                                                                   118,396
.........................................................................................................................
         2,260,000     8s, November 15, 2021                                                                   3,148,991
.........................................................................................................................
           840,000     7 1/2s, November 15, 2016                                                               1,098,497
.........................................................................................................................
           440,000     6 1/2s, November 15, 2026                                                                 535,580
.........................................................................................................................
         5,145,000     6 1/4s, May 15, 2030                                                                    6,156,919
.........................................................................................................................
           980,000     6 1/4s, August 15, 2023                                                                 1,151,347
.........................................................................................................................
         2,430,000     6s, February 15, 2026                                                                   2,784,724
.........................................................................................................................
           145,000     4s, November 15, 2012                                                                     147,050
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
         6,362,000     6 1/2s, February 15, 2010                                                               7,604,575
.........................................................................................................................
         1,415,000     2 7/8s, June 30, 2004                                                                   1,446,284
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,192,363
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $94,176,562)                                                          $96,300,195
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (11.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (0.3%)
.........................................................................................................................
           $96,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       $98,880
.........................................................................................................................
           260,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                348,827
.........................................................................................................................
           580,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       659,224
.........................................................................................................................
           570,000   Raytheon Co. notes 6.15s, 2008                                                              614,933
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,721,864
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
            14,275   Continental Airlines, Inc. pass-through
                     certificates Ser. 974C, 6.8s, 2009                                                            8,740
.........................................................................................................................
           110,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                          98,476
.........................................................................................................................
           461,165   Continental Airlines, Inc. pass-through
                     certificates Ser. 981C, 6.541s, 2009                                                        319,193
.........................................................................................................................
           113,000   Delta Air Lines, Inc. notes 7.9s, 2009                                                       76,840
.........................................................................................................................
            90,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                         76,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 579,299
------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
.........................................................................................................................
            35,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                                37,538
.........................................................................................................................
           205,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8 1/2s, 2031                                                               252,297
.........................................................................................................................
           345,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                                 383,549
.........................................................................................................................
           280,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                         283,024
.........................................................................................................................
           260,000   Dana Corp. notes 9s, 2011                                                                   251,550
.........................................................................................................................
           340,000   Ford Motor Co. bonds 6 5/8s, 2028                                                           271,093
.........................................................................................................................
           315,000   Ford Motor Co. notes 7.45s, 2031                                                            274,009
.........................................................................................................................
            20,000   Ford Motor Credit Corp. notes 7.6s, 2005                                                     20,421
.........................................................................................................................
         1,120,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                              1,108,885
.........................................................................................................................
           120,000   Ford Motor Credit Corp. sr. notes
                     5.8s, 2009                                                                                  111,299
.........................................................................................................................
           345,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                    346,879
.........................................................................................................................
           155,000   General Motors Acceptance Corp. notes
                     7s, 2012                                                                                    155,865
.........................................................................................................................
           325,000   General Motors Acceptance Corp. notes
                     6 7/8s, 2012                                                                                320,369
.........................................................................................................................
           235,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2007                                                                                237,749
.........................................................................................................................
           325,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2006                                                                                330,241
.........................................................................................................................
           200,000   General Motors Acceptance Corp. notes
                     Ser. MTN, 5.36s, 2004                                                                       204,363
.........................................................................................................................
           210,000   General Motors Corp. notes 7.2s, 2011                                                       210,880
.........................................................................................................................
            50,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                  52,875
.........................................................................................................................
EUR        175,000   Lear Corp. sr. notes 8 1/8s, 2008                                                           185,923
.........................................................................................................................
          $110,000   TRW, Inc. notes 7 1/8s, 2009                                                                122,979
.........................................................................................................................
           325,000   Visteon Corp. sr. notes 8 1/4s, 2010                                                        344,842
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,506,630
------------------------------------------------------------------------------------------------------------------------
Banking (1.2%)
.........................................................................................................................
           500,000   Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  588,983
.........................................................................................................................
           855,000   Bank United Corp. notes Ser. A, 8s, 2009                                                    990,091
.........................................................................................................................
           580,000   Citicorp sub. notes 6 3/8s, 2008                                                            649,023
.........................................................................................................................
           215,000   Colonial Bank sub. notes 9 3/8s, 2011                                                       235,260
.........................................................................................................................
           325,000   Colonial Bank sub. notes 8s, 2009                                                           329,940
.........................................................................................................................
           315,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                                361,630
.........................................................................................................................
           415,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                  501,010
.........................................................................................................................
           270,000   Golden West Financial Corp. notes
                     4 3/4s, 2012                                                                                272,603
.........................................................................................................................
           610,000   HSBC Holdings PLC sub. notes Ser. 8,
                     5 1/4s, 2012 (United Kingdom)                                                               627,190
.........................................................................................................................
           170,000   Merita Bank, Ltd. sub. notes 6 1/2s,
                     2006 (Finland)                                                                              185,108
.........................................................................................................................
           220,000   National City Corp. sub. notes 7.2s, 2005                                                   242,036
.........................................................................................................................
           395,000   NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                                455,363
.........................................................................................................................
           835,000   Peoples Bank-Bridgeport sub. notes
                     7.2s, 2006                                                                                  861,039
.........................................................................................................................
           585,000   Royal Bank of Scotland Group PLC FRN
                     7 3/8s, 2049 (United Kingdom)                                                               648,372
.........................................................................................................................
           115,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               127,938
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,075,586
------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
.........................................................................................................................
            21,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                        21,998
.........................................................................................................................
           250,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                            307,948
.........................................................................................................................
           150,000   Diageo PLC notes 3 1/2s, 2007
                     (United Kingdom)                                                                            150,920
.........................................................................................................................
           240,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                                243,521
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 724,387
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.3%)
.........................................................................................................................
           210,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                        226,800
.........................................................................................................................
            95,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           103,669
.........................................................................................................................
            50,000   Chancellor Media Corp. sr. sub. notes
                     Ser. B, 8 1/8s, 2007                                                                         52,063
.........................................................................................................................
           165,000   News America Holdings, Inc. company
                     guaranty 7 3/8s, 2008                                                                       181,607
.........................................................................................................................
           115,000   News America Holdings, Inc. debs.
                     7 3/4s, 2045                                                                                113,020
.........................................................................................................................
           440,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                  452,401
.........................................................................................................................
           120,000   News America, Inc. sr. notes 6 5/8s, 2008                                                   128,614
.........................................................................................................................
           220,000   Viacom, Inc. company guaranty 7.7s, 2010                                                    261,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,519,544
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.3%)
.........................................................................................................................
           143,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                162,437
.........................................................................................................................
           180,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                205,012
.........................................................................................................................
           200,000   Cox Communications, Inc. notes
                     7 1/8s, 2012                                                                                221,291
.........................................................................................................................
           105,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                   116,642
.........................................................................................................................
           217,000   CSC Holdings, Inc. sr. sub. debs.
                     9 7/8s, 2013                                                                                211,846
.........................................................................................................................
           535,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                                587,136
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,504,364
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.3%)
.........................................................................................................................
            70,000   Airgas, Inc. company guaranty
                     9 1/8s, 2011                                                                                 76,300
.........................................................................................................................
           120,000   Dow Chemical Co. (The) debs.
                      8.55s, 2009                                                                                139,158
.........................................................................................................................
           200,000   Dow Chemical Co. (The) debs.
                     7 3/8s, 2029                                                                                216,417
.........................................................................................................................
           315,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                326,885
.........................................................................................................................
           148,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company guaranty
                     10 1/8s, 2008                                                                               134,680
.........................................................................................................................
            65,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                                72,475
.........................................................................................................................
            30,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                        32,550
.........................................................................................................................
           100,000   IMC Global, Inc. notes 6.55s, 2005                                                           96,000
.........................................................................................................................
            11,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                        11,385
.........................................................................................................................
           100,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                 96,000
.........................................................................................................................
           140,000   Lyondell Chemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                        134,400
.........................................................................................................................
           170,000   Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                       177,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,513,900
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (--%)
.........................................................................................................................
           180,000   Deluxe Corp. notes 5s, 2012                                                                 183,294
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (--%)
.........................................................................................................................
            25,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                     23,000
------------------------------------------------------------------------------------------------------------------------
Computers (--%)
.........................................................................................................................
           165,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                      176,961
.........................................................................................................................
            70,000   Seagate Technology Hdd Holdings 144A
                     sr. notes 8s, 2009                                                                           71,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 248,711
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
.........................................................................................................................
            51,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                           48,195
.........................................................................................................................
            68,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                           65,960
.........................................................................................................................
           496,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                   463,760
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 577,915
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
.........................................................................................................................
           320,000   American General Finance notes
                     Ser. F, 5 7/8s, 2006                                                                        344,466
.........................................................................................................................
           130,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                119,600
.........................................................................................................................
           260,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                               278,102
.........................................................................................................................
           245,000   Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                                251,469
.........................................................................................................................
           190,000   Wells Fargo Financial, Inc. notes
                     6 1/8s, 2006                                                                                209,143
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,202,780
------------------------------------------------------------------------------------------------------------------------
Containers (--%)
.........................................................................................................................
           115,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                117,875
.........................................................................................................................
            80,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                 80,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 198,675
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.9%)
.........................................................................................................................
           230,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                236,661
.........................................................................................................................
            40,000   Avista Corp. sr. notes 9 3/4s, 2008                                                          39,500
.........................................................................................................................
            30,000   CMS Panhandle Holding Corp. sr. notes
                     6 1/2s, 2009                                                                                 28,617
.........................................................................................................................
           500,000   CMS Panhandle Holding Corp. sr. notes
                     6 1/8s, 2004                                                                                496,516
.........................................................................................................................
           230,000   Constellation Energy Group, Inc. sr.
                     notes 6 1/8s, 2009                                                                          238,658
.........................................................................................................................
           160,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                                161,179
.........................................................................................................................
           330,000   Dominion Resources, Inc. unsub. notes
                     5.7s, 2012                                                                                  342,261
.........................................................................................................................
           375,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                377,118
.........................................................................................................................
           240,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                                55,200
.........................................................................................................................
           390,000   National Rural Utility Coop Fin coll.
                     trust 6s, 2006                                                                              425,455
.........................................................................................................................
           555,000   Nisource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       609,960
.........................................................................................................................
           170,000   Northern States Power Co. 144A
                     1st mtge. 8s, 2012                                                                          192,716
.........................................................................................................................
           208,000   Northwestern Corp. notes 8 3/4s, 2012                                                       149,760
.........................................................................................................................
           295,000   NRG Energy, Inc. sr. notes 6 3/4s, 2006
                     (In default)                                                                                 76,700
.........................................................................................................................
           240,000   Pepco Holdings, Inc. 144A notes
                     5 1/2s, 2007                                                                                250,579
.........................................................................................................................
           135,000   Progress Energy, Inc. sr. notes 7.1s, 2011                                                  148,783
.........................................................................................................................
           420,000   Progress Energy, Inc. sr. notes
                     6.05s, 2007                                                                                 447,312
.........................................................................................................................
           555,000   PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                                 584,532
.........................................................................................................................
           165,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  182,409
.........................................................................................................................
            52,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                 52,000
.........................................................................................................................
            58,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                 52,780
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,148,696
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (--%)
.........................................................................................................................
           170,000   Emerson Electric Co. notes 4 5/8s, 2012                                                     170,119
------------------------------------------------------------------------------------------------------------------------
Electronics (--%)
.........................................................................................................................
            50,000   Flextronics International, Ltd. sr. sub.
                     notes Ser. B, 8 3/4s, 2007 (Singapore)                                                       51,500
.........................................................................................................................
           110,000   Sequa Corp. sr. notes 9s, 2009                                                              105,600
.........................................................................................................................
            55,000   Solectron Corp. sr. notes 9 5/8s, 2009                                                       53,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 210,725
------------------------------------------------------------------------------------------------------------------------
Energy (0.1%)
.........................................................................................................................
            51,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                 52,530
.........................................................................................................................
            80,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                           83,600
.........................................................................................................................
           300,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                330,329
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 466,459
------------------------------------------------------------------------------------------------------------------------
Financial (1.0%)
.........................................................................................................................
           425,000   Ace INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                         480,705
.........................................................................................................................
           385,000   ASIF Global Financing 144A notes
                     3.85s, 2007                                                                                 388,896
.........................................................................................................................
           150,000   Associates First Capital Corp. sr.
                     notes 6 1/4s, 2008                                                                          165,354
.........................................................................................................................
           350,000   Associates First Capital Corp. sub.
                     debs. 8.15s, 2009                                                                           407,326
.........................................................................................................................
           325,000   CIT Group, Inc. sr. notes 7 3/4s, 2012                                                      360,367
.........................................................................................................................
           250,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                      255,600
.........................................................................................................................
           460,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                                487,642
.........................................................................................................................
           220,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                          238,896
.........................................................................................................................
            55,000   Citigroup, Inc. sub. notes 7 1/4s, 2010                                                      63,848
.........................................................................................................................
            60,000   Fairfax Financial Holdings, Ltd.
                     notes 6 7/8s, 2008 (Canada)                                                                  43,800
.........................................................................................................................
           165,000   General Electric Capital Corp. notes
                     Ser. A, 6 7/8s, 2010                                                                        187,361
.........................................................................................................................
            75,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                             80,976
.........................................................................................................................
           245,000   General Electric Capital Corp. notes
                     Ser. A, 4 5/8s, 2009                                                                        250,328
.........................................................................................................................
           490,000   General Electric Capital Corp. notes
                     Ser. A, 3.667s, 2006                                                                        495,684
.........................................................................................................................
            90,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                   105,652
.........................................................................................................................
           550,000   Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                                413,697
.........................................................................................................................
           220,000   Markel Capital Trust I company
                     guaranty Ser. B, 8.71s, 2046                                                                169,400
.........................................................................................................................
           360,000   Principal Financial Group 144A notes
                     7.95s, 2004 (Australia)                                                                     388,249
.........................................................................................................................
           235,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                  262,506
.........................................................................................................................
           175,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                181,633
.........................................................................................................................
           315,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                               321,186
.........................................................................................................................
           390,000   TIG Capital Trust I 144A bonds
                     8.597s, 2027                                                                                187,200
.........................................................................................................................
            60,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                 58,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,994,506
------------------------------------------------------------------------------------------------------------------------
Food (0.6%)
.........................................................................................................................
           140,000   Archer Daniels Midland Co. notes
                     5.935s, 2032                                                                                141,357
.........................................................................................................................
           325,000   Campbell Soup Co. notes 6 3/4s, 2011                                                        370,411
.........................................................................................................................
           295,000   ConAgra, Inc. notes 7 7/8s, 2010                                                            356,749
.........................................................................................................................
           275,000   ConAgra, Inc. notes 6s, 2006                                                                300,920
.........................................................................................................................
            31,000   Dole Food Co. debs. 7 7/8s, 2013                                                             29,918
.........................................................................................................................
            23,000   Dole Food Co. notes 6 3/8s, 2005                                                             24,449
.........................................................................................................................
            25,000   Dole Food Co. sr. notes 7 1/4s, 2009                                                         24,212
.........................................................................................................................
           230,000   General Mills, Inc. notes 6s, 2012                                                          250,158
.........................................................................................................................
           180,000   General Mills, Inc. notes 5 1/8s, 2007                                                      191,238
.........................................................................................................................
           140,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       159,776
.........................................................................................................................
           805,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                        846,341
.........................................................................................................................
           285,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                        336,960
.........................................................................................................................
           275,000   Unilever Capital Corp. bonds 5.9s, 2032                                                     281,823
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,314,312
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.4%)
.........................................................................................................................
             3,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                 3,158
.........................................................................................................................
           145,000   Abitibi-Consolidated, Inc. company
                     guaranty 6.95s, 2006 (Canada)                                                               150,618
.........................................................................................................................
           100,000   Bowater Canada Finance company
                     guaranty 7.95s, 2011 (Canada)                                                               105,073
.........................................................................................................................
           180,000   Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                                    210,376
.........................................................................................................................
            47,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                     38,305
.........................................................................................................................
            75,000   Georgia-Pacific Corp. notes 8 1/8s, 2011                                                     71,250
.........................................................................................................................
           505,000   International Paper Co. notes
                     6 3/4s, 2011                                                                                561,918
.........................................................................................................................
           140,000   International Paper Co. 144A notes
                     5.85s, 2012                                                                                 146,865
.........................................................................................................................
            40,000   Norampac, Inc. sr. notes 9 1/2s,
                     2008 (Canada)                                                                                42,000
.........................................................................................................................
            80,000   Norske Skog Canada, Ltd. company
                     guaranty 8 5/8s, 2011 (Canada)                                                               80,600
.........................................................................................................................
            20,000   Smurfit Capital Funding PLC notes
                     6 3/4s, 2005 (Ireland)                                                                       19,800
.........................................................................................................................
            73,000   Tembec Industries, Inc. company
                     guaranty 8 5/8s, 2009 (Canada)                                                               73,548
.........................................................................................................................
            22,000   Tembec Industries, Inc. company
                     guaranty 8 1/2s, 2011 (Canada)                                                               22,165
.........................................................................................................................
           355,000   Weyerhaeuser Co. debs. 7 3/8s, 2032                                                         385,007
.........................................................................................................................
           295,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                         321,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,232,333
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.1%)
.........................................................................................................................
            65,000   Harrah's Entertainment, Inc. company
                     guaranty 7 7/8s, 2005                                                                        68,900
.........................................................................................................................
            75,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                           83,250
.........................................................................................................................
            45,000   International Game Technology sr.
                     notes 7 7/8s, 2004                                                                           46,800
.........................................................................................................................
            70,000   Mandalay Resort Group sr. sub. notes
                     Ser. B, 10 1/4s, 2007                                                                        76,825
.........................................................................................................................
            50,000   MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                 55,250
.........................................................................................................................
           150,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                161,625
.........................................................................................................................
           170,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/4s, 2009                                                                     178,500
.........................................................................................................................
            40,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                           40,900
.........................................................................................................................
           100,000   Park Place Entertainment Corp. sr.
                     sub. notes 9 3/8s, 2007                                                                     106,750
.........................................................................................................................
            47,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                 49,820
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 868,620
------------------------------------------------------------------------------------------------------------------------
Health Care (0.1%)
.........................................................................................................................
           170,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            186,386
.........................................................................................................................
           148,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    127,280
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 313,666
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
.........................................................................................................................
           115,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    115,000
.........................................................................................................................
            90,000   Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                  98,100
.........................................................................................................................
            35,000   Standard Pacific Corp. sr. notes
                     8 1/2s, 2007                                                                                 35,350
.........................................................................................................................
            80,000   Toll Corp. sr. sub. notes 8 1/4s, 2011                                                       80,400
.........................................................................................................................
            50,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                       48,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 377,350
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.3%)
.........................................................................................................................
           360,000   Goldman Sachs Group, Inc. notes
                     5 1/2s, 2014                                                                                362,941
.........................................................................................................................
           455,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                      481,299
.........................................................................................................................
           200,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                                204,220
.........................................................................................................................
           420,000   Lehman Brothers Holdings, Inc. notes
                     6 5/8s, 2006                                                                                457,568
.........................................................................................................................
           160,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                        162,800
.........................................................................................................................
           160,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4s, 2007                                                                            160,480
.........................................................................................................................
            94,000   Morgan Stanley Tracers 144A sinking
                     fund FRN 7.756s, 2032                                                                       110,673
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,939,981
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.1%)
.........................................................................................................................
           125,000   Felcor Lodging LP company guaranty
                     8 1/2s, 2008 (R)                                                                            121,875
.........................................................................................................................
            17,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                       17,765
.........................................................................................................................
            90,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                       90,000
.........................................................................................................................
           315,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                        305,550
.........................................................................................................................
            30,000   HMH Properties, Inc. sr. notes
                     Ser. C, 8.45s, 2008                                                                          29,625
.........................................................................................................................
            90,000   ITT Corp. notes 6 3/4s, 2005                                                                 90,000
.........................................................................................................................
            95,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 7/8s, 2012                                                                 94,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 748,865
------------------------------------------------------------------------------------------------------------------------
Machinery (--%)
.........................................................................................................................
           130,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                        131,430
------------------------------------------------------------------------------------------------------------------------
Media (0.2%)
.........................................................................................................................
           500,000   AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                    513,892
.........................................................................................................................
           430,000   AOL Time Warner, Inc. notes 5 5/8s, 2005                                                    439,712
.........................................................................................................................
           200,000   Walt Disney Co. notes 5 3/8s, 2007                                                          211,324
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,164,928
------------------------------------------------------------------------------------------------------------------------
Medical Services (--%)
.........................................................................................................................
            45,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                 48,150
.........................................................................................................................
            60,000   AmerisourceBergen Corp. 144A sr.
                     notes 7 1/4s, 2012                                                                           61,650
.........................................................................................................................
           130,000   Service Corp. International notes 6s, 2005                                                  122,200
.........................................................................................................................
            28,000   Ventas Realty LP/Capital Corp.
                     company guaranty 8 3/4s, 2009                                                                28,980
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 260,980
------------------------------------------------------------------------------------------------------------------------
Metals (--%)
.........................................................................................................................
            75,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                 75,750
.........................................................................................................................
            75,000   AK Steel Corp. 144A company guaranty
                     7 3/4s, 2012                                                                                 75,563
.........................................................................................................................
            35,000   Oregon Steel Mills, Inc. 144A 1st mtge.
                     10s, 2009                                                                                    35,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 186,663
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.1%)
.........................................................................................................................
           335,000   Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                                  349,230
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.0%)
.........................................................................................................................
           560,000   Amerada Hess Corp. notes 7 1/8s, 2033                                                       596,663
.........................................................................................................................
           225,000   Amerada Hess Corp. notes 5.9s, 2006                                                         240,681
.........................................................................................................................
           160,000   Canadian Natural Resources, Ltd.
                     notes 7.2s, 2032 (Canada)                                                                   179,354
.........................................................................................................................
           235,000   Canadian Natural Resources, Ltd. sr.
                     notes 6.45s, 2033 (Canada)                                                                  239,910
.........................................................................................................................
           440,000   Conoco Funding Co. company guaranty
                     5.45s, 2006                                                                                 474,921
.........................................................................................................................
           130,000   Devon Financing Corp. ULC company
                     guaranty 7 7/8s, 2031                                                                       153,103
.........................................................................................................................
           320,000   Devon Financing Corp. ULC company
                     guaranty 6 7/8s, 2011                                                                       356,434
.........................................................................................................................
            70,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                                64,400
.........................................................................................................................
            36,000   Forest Oil Corp. sr. notes 8s, 2011                                                          37,980
.........................................................................................................................
            31,000   Forest Oil Corp. sr. notes 8s, 2008                                                          32,705
.........................................................................................................................
           665,000   Kerr-McGee Corp. company guaranty
                     6 7/8s, 2011                                                                                751,464
.........................................................................................................................
           200,000   Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                                223,811
.........................................................................................................................
           120,000   Midamerican Energy Holdings Co. 144A
                     sr. notes 4 5/8s, 2007                                                                      118,950
.........................................................................................................................
           200,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                            201,254
.........................................................................................................................
            34,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                 35,870
.........................................................................................................................
           855,000   Occidental Petroleum Corp. 144A
                     Structured Notes (issued by STEERS
                     Credit Trust 2001) 6.019%, 2004                                                             889,200
.........................................................................................................................
           365,000   Phillips Petroleum Co. notes 8 3/4s, 2010                                                   456,770
.........................................................................................................................
           135,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                       160,603
.........................................................................................................................
           265,000   Union Oil Co. of California company
                     guaranty 7 1/2s, 2029                                                                       300,896
.........................................................................................................................
            61,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                 62,830
.........................................................................................................................
            66,000   Westport Resources Corp. 144A sr.
                     sub. notes 8 1/4s, 2011                                                                      69,300
.........................................................................................................................
            76,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                      80,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,727,659
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (--%)
.........................................................................................................................
            58,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                                58,000
------------------------------------------------------------------------------------------------------------------------
Power Producers (--%)
.........................................................................................................................
           124,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011                                                                             57,040
------------------------------------------------------------------------------------------------------------------------
Publishing (--%)
.........................................................................................................................
            90,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                                 81,450
------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
.........................................................................................................................
           485,000   Burlington Northern Santa Fe Corp.
                     notes 7 1/8s, 2010                                                                          559,595
.........................................................................................................................
           250,000   CSX Corp. notes 6 1/4s, 2008                                                                277,982
.........................................................................................................................
           115,000   CSX Corp. notes 4 7/8s, 2009                                                                116,978
.........................................................................................................................
           375,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                                435,914
.........................................................................................................................
           205,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      240,929
.........................................................................................................................
            90,000   Union Pacific Corp. notes 6 5/8s, 2008                                                      101,678
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,733,076
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.5%)
.........................................................................................................................
           320,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                                325,227
.........................................................................................................................
           470,000   Boston Properties, Inc. 144A notes
                     6 1/4s, 2013 (R)                                                                            477,238
.........................................................................................................................
            70,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009 (R)                                                                       72,975
.........................................................................................................................
           220,000   EOP Operating LP sr. notes 7s, 2011                                                         240,429
.........................................................................................................................
           395,000   EOP Operating LP sr. notes 6 3/4s, 2008                                                     430,363
.........................................................................................................................
           270,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  339,805
.........................................................................................................................
           280,000   HRPT Properties Trust notes 6 1/2s, 2013 (R)                                                285,558
.........................................................................................................................
            20,000   iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                             21,000
.........................................................................................................................
           220,000   Liberty Property LP sr. notes 7 3/4s, 2009                                                  251,584
.........................................................................................................................
           150,000   Liberty Property LP sr. notes 7 1/4s, 2011                                                  164,209
.........................................................................................................................
           455,000   Mack-Cali Realty, LP notes 7 3/4s, 2011 (R)                                                 511,940
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,120,328
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.2%)
.........................................................................................................................
           200,000   Bell Atlantic Financial Services
                     notes Ser. A, 7.6s, 2007                                                                    228,093
.........................................................................................................................
           225,000   Telus Corp. notes 8s, 2011 (Canada)                                                         216,000
.........................................................................................................................
           145,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     140,650
.........................................................................................................................
           280,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                318,229
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 902,972
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.1%)
.........................................................................................................................
           335,000   McDonald's Corp. debs. 6 3/8s, 2028                                                         361,188
.........................................................................................................................
            80,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     86,800
.........................................................................................................................
            80,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                      84,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 531,988
------------------------------------------------------------------------------------------------------------------------
Retail (0.3%)
.........................................................................................................................
            40,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                     40,400
.........................................................................................................................
            20,000   Dillards, Inc. notes 6.43s, 2004                                                             19,700
.........................................................................................................................
           130,000   Federated Department Stores sr. notes
                     8 1/2s, 2010                                                                                156,855
.........................................................................................................................
           445,000   Fred Meyer Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                        505,799
.........................................................................................................................
            77,000   Gap, Inc. (The) notes 6.9s, 2007                                                             75,075
.........................................................................................................................
           280,000   JC Penney Co., Inc. notes 7.6s, 2007                                                        283,500
.........................................................................................................................
           220,000   Kroger Co. company guaranty 6.8s, 2011                                                      241,155
.........................................................................................................................
           120,000   Limited, Inc. (The) notes 6 1/8s, 2012                                                      124,452
.........................................................................................................................
           170,000   Safeway, Inc. notes 7 1/2s, 2009                                                            192,531
.........................................................................................................................
           102,000   Saks, Inc. company guaranty 8 1/4s, 2008                                                    101,490
.........................................................................................................................
             5,000   Sears Roebuck Acceptance Corp. notes
                     7s, 2011                                                                                      4,824
.........................................................................................................................
           120,000   Sears Roebuck Acceptance Corp. notes
                     6.7s, 2012                                                                                  113,906
.........................................................................................................................
           140,000   Southland Corp. sr. sub. debs. 5s, 2003                                                     135,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,995,487
------------------------------------------------------------------------------------------------------------------------
Shipping (--%)
.........................................................................................................................
            83,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                       68,060
.........................................................................................................................
            60,000   Teekay Shipping Corp. company
                     guaranty 8.32s, 2008 (Bahamas)                                                               61,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 129,635
------------------------------------------------------------------------------------------------------------------------
Technology (--%)
.........................................................................................................................
            20,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                          20,850
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
.........................................................................................................................
           180,000   AT&T Corp. notes 6 1/2s, 2013                                                               180,563
.........................................................................................................................
             6,000   AT&T Corp. notes 6s, 2009                                                                     5,991
.........................................................................................................................
           230,000   AT&T Wireless Services, Inc. sr.
                     notes 7 7/8s, 2011                                                                          231,150
.........................................................................................................................
           260,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                               311,965
.........................................................................................................................
            25,000   CenturyTel, Inc. sr. notes Ser. H,
                     8 3/8s, 2010                                                                                 29,830
.........................................................................................................................
           220,000   CenturyTel, Inc. 144A sr. notes
                     7 7/8s, 2012                                                                                260,386
.........................................................................................................................
           690,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                725,441
.........................................................................................................................
           140,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                166,742
.........................................................................................................................
           140,000   Citizens Communications Co. sr. notes
                     7 5/8s, 2008                                                                                155,003
.........................................................................................................................
           660,000   Deutsche Telekom International Finance
                     BV bonds 8s, 2010 (Netherlands)                                                             760,144
.........................................................................................................................
           160,000   Deutsche Telekom International Finance
                     BV company guaranty FRN 8 1/4s, 2030
                     (Netherlands)                                                                               184,266
.........................................................................................................................
           375,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    433,601
.........................................................................................................................
           135,000   Koninklijke (Royal) KPN NV sr. unsub. notes
                     8 3/8s, 2030 (Netherlands)                                                                  166,540
.........................................................................................................................
            55,000   Koninklijke KPN NV sr. unsub. notes
                     8s, 2010 (Netherlands)                                                                       64,409
.........................................................................................................................
           200,000   PanAmSat Corp. 144A sr. notes
                     8 3/4s, 2012                                                                                194,000
.........................................................................................................................
            81,000   Rogers Cantel, Ltd. sr. notes Ser. 8,
                     8.3s, 2007 (Canada)                                                                          73,710
.........................................................................................................................
           740,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                   771,450
.........................................................................................................................
           315,000   Vodafone Group PLC bonds 6 1/4s, 2032
                     (United Kingdom)                                                                            313,493
.........................................................................................................................
           170,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            187,409
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,216,093
------------------------------------------------------------------------------------------------------------------------
Textiles (--%)
.........................................................................................................................
            60,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                   58,650
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (--%)
.........................................................................................................................
            76,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                           56,915
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.1%)
.........................................................................................................................
           430,000   Philip Morris Cos., Inc. notes 7.2s, 2007                                                   475,080
------------------------------------------------------------------------------------------------------------------------
Toys (--%)
.........................................................................................................................
            60,000   Hasbro, Inc. notes 6.15s, 2008                                                               57,600
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.2%)
.........................................................................................................................
           160,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            124,800
.........................................................................................................................
           148,000   Waste Management, Inc. sr. notes
                     7 3/8s, 2010                                                                                161,933
.........................................................................................................................
           330,000   Waste Management, Inc. sr. notes
                     6 1/2s, 2008                                                                                351,777
.........................................................................................................................
           255,000   Waste Management, Inc. 144A notes
                     6 3/8s, 2012                                                                                263,247
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 901,757
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $65,837,607)                                                                      $67,583,392
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Arc Net Interest Margin Trust
.........................................................................................................................
          $190,066     Ser. 02-5A, Class A, 7 3/4s, 2032                                                        $188,843
.........................................................................................................................
           170,003     Ser. 02-2, Class A, 7 3/4s, 2032                                                          169,720
.........................................................................................................................
           149,696   Arc Net Interest Margin Trust 144A
                     Ser. 02-1A, Class A, 7 3/4s, 2032                                                           149,671
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
           389,109     Ser. 95-MD4, Class A1, 7.1s, 2029                                                         427,594
.........................................................................................................................
            90,000     Ser. 96-MD6, Class A1B, 6.88s, 2026                                                        93,361
.........................................................................................................................
           321,536   Banc of America Commercial Mortgage,
                     Inc. Ser. 00-2, Class A1, 7.02s, 2009                                                       358,110
.........................................................................................................................
           215,232   Bear Stearns Commercial Mortgage
                     Securitization Corp. Ser. 99-WF2,
                     Class A1, 6.8s, 2008                                                                        236,385
.........................................................................................................................
           180,186   Chase Commercial Mortgage Securities
                     Corp. Ser. 98-1, Class A1, 6.34s, 2006                                                      189,279
.........................................................................................................................
           539,999   Chase Manhattan Bank-First Union
                     National Ser. 99-1, Class A1, 7.134s, 2007                                                  596,783
.........................................................................................................................
           490,500   Commercial Mortgage Acceptance Corp.
                     Ser. 97-ML1, Class A3, 6.57s, 2007                                                          540,393
.........................................................................................................................
         4,968,710   Commercial Mortgage Asset Trust
                     Ser. 99-C1, Class X, IO, 1.17s, 2020                                                        284,924
.........................................................................................................................
                     Countrywide Home Loan
.........................................................................................................................
            94,420     Ser. 98-A12, Class A14, 8s, 2028                                                           96,918
.........................................................................................................................
           330,000     Ser. 98-3, Class A5, 6 3/4s, 2028                                                         336,651
.........................................................................................................................
           455,000   Countrywide Mortgage Backed
                     Securities, Inc. Ser. 93-C, Class A8,
                     6 1/2s, 2024                                                                                467,029
.........................................................................................................................
                     CS First Boston Mortgage
                     Securities Corp.
.........................................................................................................................
           810,000     Ser. 98-C1, Class A1B, 6.48s, 2008                                                        908,008
.........................................................................................................................
           384,342     Ser. 01-CK3, Class A1, 5.26s, 2006                                                        399,476
.........................................................................................................................
            67,898     Ser. 01-CKN5, Class A1, 3.801s, 2006                                                       69,256
.........................................................................................................................
         1,191,366   DLJ Commercial Mortgage Corp.
                     Ser. 00-CKP1, Class A1A, 6.93s, 2009                                                      1,319,675
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
           404,849     Ser. 02-36, Class SJ, 16.675s, 2029                                                       453,135
.........................................................................................................................
         1,445,831     Ser. 02-W4, Class A5, 7 1/2s, 2042                                                      1,572,237
.........................................................................................................................
           712,997     Ser. 01-T10, Class A2, 7 1/2s, 2041                                                       775,333
.........................................................................................................................
           496,606     Ser. 01-T12, Class A2, 7 1/2s, 2041                                                       540,023
.........................................................................................................................
           970,296     Ser. 01-T8, Class A1, 7 1/2s, 2041                                                      1,055,127
.........................................................................................................................
           810,057     Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        880,878
.........................................................................................................................
           598,558     Ser. 00-T6, Class A1, 7 1/2s, 2030                                                        650,888
.........................................................................................................................
         1,389,479     Ser. 01-T4, Class A1, 7 1/2s, 2028                                                      1,510,959
.........................................................................................................................
           339,565     Ser. 02-T18, Class A3, 7s, 2042                                                           365,095
.........................................................................................................................
         3,253,315     Ser. 02-T16, Class A2, 7s, 2042                                                         3,497,906
.........................................................................................................................
           877,179     Ser. 02-36, Class QH, IO, 6.63s, 2029                                                      59,001
.........................................................................................................................
           383,613     Ser. 02-27, Class SQ, IO, 6.58s, 2032                                                      16,783
.........................................................................................................................
         9,281,196     Ser. 01-T12, Class IO, 0.57s, 2041                                                        165,326
.........................................................................................................................
         7,187,674     Ser. 02-T1, IO, 0.43s, 2031                                                                95,460
.........................................................................................................................
            22,304     Ser. 02-W4, PO, zero %, 2042                                                               16,170
.........................................................................................................................
            53,623     Ser. 01-T7, PO, zero %, 2041                                                               38,876
.........................................................................................................................
           160,573     Ser. 01-T4, PO, zero %, 2041                                                              116,415
.........................................................................................................................
            30,946     Ser. 01-T3, PO, zero %, 2040                                                               22,436
.........................................................................................................................
            10,767     Ser. 01-T1, PO, zero %, 2040                                                                7,806
.........................................................................................................................
            14,997     Ser. 02-T6, PO, zero %, 2031                                                               10,873
.........................................................................................................................
            19,310     Ser. 02-T4, PO, zero %, 2031                                                               14,000
.........................................................................................................................
            49,501     Ser. 02-T1, PO, zero %, 2031                                                               35,888
.........................................................................................................................
             7,232     Ser. 01-T12, PO, zero %, 2031                                                               5,243
.........................................................................................................................
            44,324     Ser. 00-T6, PO, zero %, 2030                                                               32,135
.........................................................................................................................
            17,768     Ser. 02-W7, PO, zero %, 2029                                                               12,882
.........................................................................................................................
            23,475     Ser. 02-W3, PO, zero %, 2028                                                               17,019
.........................................................................................................................
         1,485,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          1,701,717
.........................................................................................................................
            95,078   First Union National Bank Commercial
                     Mortgage Ser. 00-C1, Class A1,
                     7.739s, 2032                                                                                107,230
.........................................................................................................................
                     First Union-Lehman Brothers
                     Commercial Mortgage Trust II
.........................................................................................................................
           675,000     Ser. 97-C1, Class A3, 7.38s, 2007                                                         768,867
.........................................................................................................................
           239,323     Ser. 97-C1, Class A2, 7.3s, 2029                                                          251,925
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
           406,492     Ser. 2028, Class SG, IO, 13.7s, 2023                                                       24,390
.........................................................................................................................
         1,122,088     Ser. 216, IO, 6s, 2032                                                                    195,314
.........................................................................................................................
            70,000   GE Capital Mortgage Services, Inc.
                     Ser. 98-11, Class 2A4, 6 3/4s, 2028                                                          72,211
.........................................................................................................................
           603,705   General Growth Properties-Mall
                     Properties Trust FRN Ser. 01-C1A,
                     Class D3, 3.67s, 2014                                                                       603,398
.........................................................................................................................
           794,000   GMAC Commercial Mortgage Securities,
                     Inc. Ser. 97-C2, Class A2, 6.55s, 2007                                                      849,580
.........................................................................................................................
           535,000   GS Mortgage Securities Corp. II
                     Ser. 01-LIB, Class A2, 6.615s, 2016                                                         583,241
.........................................................................................................................
           867,698   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                     953,112
.........................................................................................................................
            89,722   LB Commercial Conduit Mortgage Trust
                     Ser. 98-C4, Class A1A, 5.87s, 2006                                                           94,699
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust
.........................................................................................................................
         1,124,022     Ser. 00-C3, Class A1, 7.95s, 2009                                                       1,276,359
.........................................................................................................................
           853,327     Ser. 00-C4, Class A1, 7.18s, 2009                                                         958,751
.........................................................................................................................
           723,933   Merit Securities Corp. Ser. 11PA,
                     Class 3A1, FRB, 2.04s, 2027                                                                 721,218
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
            35,000     Ser. 96-C2, Class A3, 6.96s, 2028                                                          38,407
.........................................................................................................................
            87,937     Ser. 98-C2, Class A1, 6.22s, 2030                                                          90,919
.........................................................................................................................
           283,885   Morgan Stanley Capital I Ser. 98-CF1,
                     Class A1, 6.33s, 2007                                                                       299,776
.........................................................................................................................
           180,448   Morgan Stanley Dean Witter Capital I
                     Ser. 00-LIF2, Class A1, 6.96s, 2008                                                         202,186
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
.........................................................................................................................
            95,398     FRB Ser. 01-XLF, Class D, 2.96s, 2013                                                      95,398
.........................................................................................................................
            67,599     FRB Ser. 01-XLF, Class E, 2.91s, 2013                                                      67,599
.........................................................................................................................
           373,889   Prudential Securities Secured
                     Financing Corp. Ser. 99-C2, Class A1,
                     6.955s, 2008                                                                                409,024
.........................................................................................................................
           250,000   Starwood Asset Receivables Trust
                     Ser. 02-1A, Class F, FRN, 2.76s, 2020                                                       249,688
.........................................................................................................................
         3,052,000   Structured Asset Securities Corp.
                     Ser. 02-HF2, Class A, IO, 6s, 2004                                                          214,836
.........................................................................................................................
           563,704   TIAA Retail Commercial Mortgage Trust
                     Ser. 1999-1, Class A, 7.17s, 2032                                                           621,596
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $29,803,107)                                                                      $30,251,411
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $165,000   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                           $185,249
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
           280,000     Ser. 02-BC6, Class M2, FRN, 2.62s, 2032                                                   268,844
.........................................................................................................................
           211,000     Ser. 02-BC1, Class M2, FRN, 2.52s, 2032                                                   202,873
.........................................................................................................................
           257,847     Ser. 02-BC3N, Class B2, 7s, 2032                                                          255,405
.........................................................................................................................
         2,385,000     Ser. 02-BC10, Class A, IO, 6s, 2033                                                       178,357
.........................................................................................................................
         3,698,182     Ser. 02-BC3, Class A, IO, 6s, 2005                                                        273,307
.........................................................................................................................
         1,898,182     Ser. 02-BC1, Class A, IO, 6s, 2005                                                        113,192
.........................................................................................................................
         1,948,000     Ser. 02-BC9, Class A, IO, 6s, 2004                                                        146,349
.........................................................................................................................
         7,500,000     Ser. 02-BC8, Class A, IO, 6s, 2004                                                        527,940
.........................................................................................................................
         4,700,000     Ser. 02-BC7, Class A, IO, 6s, 2004                                                        308,503
.........................................................................................................................
         3,570,000     Ser. 02-BC6, Class A, IO, 6s, 2004                                                        217,306
.........................................................................................................................
         4,306,000     Ser. 02-BC5, Class A, IO, 6s, 2004                                                        241,493
.........................................................................................................................
         3,290,000     Ser. 01-BC6, Class A, IO, 6s, 2004                                                        181,911
.........................................................................................................................
           279,148   Arc Net Interest Margin Trust 144A
                     Ser. 02-8A, Class A1, 7 3/4s, 2032                                                          276,848
.........................................................................................................................
           280,000   Asset Backed Funding Certificates FRN
                     Ser. 02-OPT1, Class M3, 3.22s, 2012                                                         269,631
.........................................................................................................................
                     Asset Backed Funding Corp. NIM Trust
.........................................................................................................................
           108,912     Ser. 02-WF1, 9.32s, 2032                                                                  107,823
.........................................................................................................................
           219,319     Ser. 02-NC1, Class N1, 8.84s, 2032                                                        218,703
.........................................................................................................................
           576,000   Asset Backed Securities Corp. Home
                     Equity Loan Trust Ser. 02-HE2, Class M2,
                     FRN, 2.55s, 2032                                                                            545,119
.........................................................................................................................
         3,268,000   Asset Backed Securities Corp. Home
                     Equity Loan Trust, Ser. 02-HE1, Class A,
                     IO, 0.55s, 2032                                                                             198,580
.........................................................................................................................
           609,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.38s, 2009                                                           604,242
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
           324,326     Ser. 01-DA, Class M3, FRN, 2.78s, 2031                                                    319,158
.........................................................................................................................
           335,000     Ser. 02-CA, Class A, IO, 10.5s, 2004                                                       32,924
.........................................................................................................................
        18,718,587   Bayview Financial Acquisition Trust 144A
                     Ser. 02-XA, Class A1, IO, 1.32s, 2005                                                       248,606
.........................................................................................................................
                     Chase Funding Net Interest Margin
.........................................................................................................................
            95,057     Ser. 02-1, Class Note, 8 1/2s, 2035                                                        94,430
.........................................................................................................................
           197,272     Ser. 02-2, 8 1/2s, 2032                                                                   197,272
.........................................................................................................................
            67,469     Ser. 02-C1, Class Note, 8 1/2s, 2035                                                       67,024
.........................................................................................................................
           116,251   Chase Funding Net Interest Margin 144A
                     Ser. 02-3, Class Note, 8 1/2s, 2035                                                         116,251
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
           370,000     Ser. 02-1, Class M2, 9.546s, 2033                                                         284,900
.........................................................................................................................
           300,000     Ser. 01-4, Class B1, 9.4s, 2010                                                           144,000
.........................................................................................................................
         1,480,000     Ser. 00-4, Class A6, 8.31s, 2032                                                        1,364,089
.........................................................................................................................
           665,000     Ser. 01-04, Class A4, 7.36s, 2019                                                         609,712
.........................................................................................................................
           480,000     Ser. 01-3, Class A4, 6.91s, 2033                                                          427,102
.........................................................................................................................
         1,151,392     Ser. 02-1, Class A, 6.681s, 2032                                                        1,125,213
.........................................................................................................................
           966,708     Ser. 02-2, Class IO, IO, 8.5s, 2033                                                       317,606
.........................................................................................................................
         3,234,076   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class AP,
                     IO, 5s, 2025                                                                                203,278
.........................................................................................................................
           383,000   Consumer Credit Reference IDX
                     Securities Ser. 02-1A, Class A, FRB,
                     3.82s, 2007                                                                                 375,460
.........................................................................................................................
         1,059,240   First Franklin Mortgage Loan Asset
                     Backed Certificates Ser. 02-FF3,
                     Class A, IO, 6s, 2004                                                                        68,810
.........................................................................................................................
           302,853   First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                       305,798
.........................................................................................................................
         1,480,000   Green Tree Financial Corp. Ser. 99-5,
                     Class A5, 7.86s, 2031                                                                     1,358,592
.........................................................................................................................
           180,117   GSAMP Trust Ser. 02-WMC1N, 8s, 2032                                                         179,302
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
           530,000     Ser. 02-1, Class M2, 3.24s, 2032                                                          507,928
.........................................................................................................................
           300,000     FRN Ser. 02-2, Class M2, 3.16s, 2032                                                      286,108
.........................................................................................................................
           460,000   LNR CDO, Ltd. Ser. 02-1A, Class FFL,
                     4.589s, 2037                                                                                418,600
.........................................................................................................................
                     Madison Avenue Manufactured
                     Housing Contract
.........................................................................................................................
           338,443     Ser. 02-A, Class B1, FRN, 4.67s, 2032                                                     236,910
.........................................................................................................................
        23,332,004     Ser. 02-A, IO, 0.3s, 2032                                                                 277,068
.........................................................................................................................
           455,483   Marriot Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 2.12s, 2010                                                       455,483
.........................................................................................................................
           175,402   Mid-State Trust Ser. 10, Class B,
                     7.54s, 2036                                                                                 160,438
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
           490,000     Ser. 01-NC4, Class B1, FRN, 3.88s, 2032                                                   451,030
.........................................................................................................................
           125,000     Ser. 01-NC3, Class B1, FRN, 3.83s, 2031                                                   115,215
.........................................................................................................................
           160,000     Ser. 02-AM2, Class B1, FRN, 3.63s, 2032                                                   145,000
.........................................................................................................................
           500,000     Ser. 02-HE1, Class B1, FRN, 3.18s, 2013                                                   459,063
.........................................................................................................................
            39,000     Ser. 01-AM1, Class M2, FRN, 2.82s, 2032                                                    37,952
.........................................................................................................................
           283,000     Ser. 02-NC3, Class M2, FRN, 2.68s, 2032                                                   269,303
.........................................................................................................................
           150,733   NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                    149,979
.........................................................................................................................
           307,972   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                 307,972
.........................................................................................................................
           248,431   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                         248,354
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
           349,152     Ser. 02-1A, Class A4FL, 7.339s, 2012                                                      347,843
.........................................................................................................................
           220,298     Ser. 02-1A, Class A3FL, 4.839s, 2012                                                      219,472
.........................................................................................................................
         1,843,750   Residential Asset Securities Corp.
                     Ser. 02-KS6, Class IO, 4.5s, 2005                                                            77,783
.........................................................................................................................
         2,718,000   Structured Asset Securities Corp.
                     Ser. 02-BC1, Class A, IO, 6s, 2004                                                          204,198
.........................................................................................................................
           266,811   Xerox Equipment Lease Owner Trust
                     144A FRB Ser. 01-1, Class A, 3.42s, 2008                                                    266,811
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $20,164,290)                                                                      $18,803,712
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             9,977   Anthem, Inc. $3.00 cv. pfd.                                                                $774,465
.........................................................................................................................
            38,542   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                       1,546,498
.........................................................................................................................
            30,400   General Motors Corp. $1.313 cv. pfd.                                                        706,800
.........................................................................................................................
            16,017   Motorola, Inc. $3.50 cv. pfd.                                                               518,550
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $3,940,901)                                                                        $3,546,313
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $292,000   Freeport-McMoRan Copper & Gold, Inc.
                     cv. sr. notes 8 1/4s, 2006                                                                 $414,275
.........................................................................................................................
           492,000   Rite Aid Corp. cv. notes 4 3/4s, 2006                                                       391,140
.........................................................................................................................
           926,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                          826,455
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $1,702,377)                                                                        $1,631,870
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $47,108)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
             2,000   Bank of New York 144A                                                       1/10/03         $47,448
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,244,564   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45% and
                     due dates ranging from January 2, 2003
                     to February 18, 2003 (d)                                                                 $1,244,168
.........................................................................................................................
        66,901,430   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and
                     due dates ranging from January 2, 2003
                     to February 19, 2003 (d)                                                                 66,901,430
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $68,145,598)                                                                      $68,145,598
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $651,153,157)                                                                    $634,744,121
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face  Expiration     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
S&P 500 Index
(Long)                    $27,685,376  $28,275,133      Mar-03      $(589,757)
...............................................................................
U.S. Treasury Note
5 yr (Short)               26,500,500   25,819,139      Mar-03       (681,361)
...............................................................................
U.S. Treasury Note
10 yr (Short)                 690,281      676,100      Mar-03        (14,181)
------------------------------------------------------------------------------
                                                                  $(1,285,299)
------------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2002
(proceeds receivable $928,335)
------------------------------------------------------------------------------
                                         Principal  Settlement
Agency                                      Amount        Date          Value
...............................................................................
FNMA, 6s, January 1, 2033                 $900,000     1/14/03       $930,094
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2002
(premiums received $330,154)
------------------------------------------------------------------------------
                                                                       Market
Notional Amount                                                         Value
...............................................................................
$2,000,000  Agreement with JPMorgan Chase Bank effective
            May 16, 2002, maturing on May 15, 2007, to
            receive a premium equal to 12.53% times the
            notional amount.  For each credit default event
            related to one of the issues within the HYDI BB
            7.55%, 5/15/07 Bond Index, the fund makes a
            payment of the proportional notional amount
            times the difference between the par value and
            the then-market value of the defaulted issue.            $382,200
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Global Asset Allocation Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS  (56.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (4.5%)
.........................................................................................................................
            39,736   Allied Irish Banks PLC (Ireland)                                                           $537,581
.........................................................................................................................
             7,090   AMCORE Financial, Inc.                                                                      153,853
.........................................................................................................................
               500   AmSouth Bancorporation                                                                        9,600
.........................................................................................................................
             1,620   Anchor BanCorp Wisconsin, Inc.                                                               33,615
.........................................................................................................................
            18,169   Bank of New York Co., Inc. (The)                                                            435,329
.........................................................................................................................
             2,240   Bank of the Ozarks, Inc.                                                                     52,506
.........................................................................................................................
            30,880   BankAtlantic Bancorp, Inc. Class A                                                          291,816
.........................................................................................................................
             4,400   Banknorth Group, Inc.                                                                        99,440
.........................................................................................................................
            18,665   Barclays PLC (United Kingdom)                                                               115,681
.........................................................................................................................
             8,132   BB&T Corp.                                                                                  300,803
.........................................................................................................................
            16,554   BNP Paribas SA (France)                                                                     674,481
.........................................................................................................................
             4,250   Cascade Bancorp                                                                              58,735
.........................................................................................................................
             2,180   Cathay Bancorp, Inc.                                                                         82,818
.........................................................................................................................
            15,218   Charter One Financial, Inc.                                                                 437,213
.........................................................................................................................
             6,680   Chittenden Corp.                                                                            170,206
.........................................................................................................................
            24,465   Colonial Bancgroup, Inc.                                                                    291,867
.........................................................................................................................
            17,940   Comerica, Inc.                                                                              775,726
.........................................................................................................................
             9,400   Community First Bankshares                                                                  248,724
.........................................................................................................................
             4,100   Compass Bancshares, Inc.                                                                    128,207
.........................................................................................................................
             1,400   CPB, Inc.                                                                                    38,430
.........................................................................................................................
            39,428   Danske Bank A/S (Denmark)                                                                   651,822
.........................................................................................................................
            30,001   DBS Group Holdings, Ltd. (Singapore)                                                        190,318
.........................................................................................................................
            37,225   Doral Financial Corp.                                                                     1,064,635
.........................................................................................................................
             1,900   Downey Financial Corp.                                                                       74,100
.........................................................................................................................
             9,380   Fifth Third Bancorp                                                                         549,199
.........................................................................................................................
             1,570   Financial Institutions, Inc.                                                                 46,095
.........................................................................................................................
             4,000   First Essex Bancorp, Inc.                                                                   133,600
.........................................................................................................................
               500   First Financial Bankshares, Inc.                                                             19,000
.........................................................................................................................
             1,573   First National Corp.                                                                         37,752
.........................................................................................................................
               700   First Tennessee National Corp.                                                               25,158
.........................................................................................................................
            10,090   FirstFed Financial Corp. (NON)                                                              292,106
.........................................................................................................................
            16,050   Flagstar Bancorp, Inc.                                                                      346,680
.........................................................................................................................
             1,700   FleetBoston Financial Corp.                                                                  41,310
.........................................................................................................................
             2,130   Frontier Financial Corp.                                                                     54,485
.........................................................................................................................
             4,200   Greater Bay Bancorp                                                                          72,618
.........................................................................................................................
             8,934   Greenpoint Financial Corp.                                                                  403,638
.........................................................................................................................
             1,550   Hibernia Corp. Class A                                                                       29,853
.........................................................................................................................
            29,240   Hudson United Bancorp                                                                       909,364
.........................................................................................................................
             3,443   Independent Bank Corp. - Michigan                                                           104,185
.........................................................................................................................
            10,360   Independent Bank Corp. - Massachusetts                                                      236,208
.........................................................................................................................
            18,110   Irwin Financial Corp.                                                                       298,815
.........................................................................................................................
             2,400   Kookmin Bank ADR (South Korea)                                                               84,840
.........................................................................................................................
             3,574   M&T Bank Corp.                                                                              283,597
.........................................................................................................................
             7,010   MAF Bancorp, Inc.                                                                           237,849
.........................................................................................................................
            13,453   Mellon Financial Corp.                                                                      351,258
.........................................................................................................................
            11,187   National Bank of Canada (Canada)                                                            228,740
.........................................................................................................................
             4,550   National City Corp.                                                                         124,306
.........................................................................................................................
             9,550   North Fork Bancorp., Inc.                                                                   322,217
.........................................................................................................................
            49,000   Overseas-Chinese Banking Corp.
                     (Singapore)                                                                                 272,693
.........................................................................................................................
             8,720   Pacific Capital Bancorp.                                                                    221,924
.........................................................................................................................
               600   Peoples Bancorp, Inc.                                                                        15,360
.........................................................................................................................
               400   PNC Financial Svcs. Group                                                                    16,760
.........................................................................................................................
             1,620   Prosperity Bancshares, Inc.                                                                  30,780
.........................................................................................................................
            10,860   Provident Bankshares Corp.                                                                  250,985
.........................................................................................................................
             8,240   R&G Financial Corp. Class B                                                                 191,580
.........................................................................................................................
            28,039   Republic Bancorp, Inc.                                                                      330,019
.........................................................................................................................
            10,972   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                            262,821
.........................................................................................................................
             8,600   Sky Financial Group, Inc.                                                                   171,226
.........................................................................................................................
             7,724   Societe Generale (France)                                                                   449,816
.........................................................................................................................
             2,200   South Trust Corp.                                                                            54,670
.........................................................................................................................
             1,100   State Street Corp.                                                                           42,900
.........................................................................................................................
            11,800   Staten Island Bancorp, Inc.                                                                 237,652
.........................................................................................................................
             1,080   Sterling Bancorp                                                                             28,426
.........................................................................................................................
            15,070   Sterling Bancshares, Inc.                                                                   184,155
.........................................................................................................................
            23,854   Svenska Handelsbanken AB
                     Class A (Sweden)                                                                            317,816
.........................................................................................................................
             1,300   TCF Financial Corp.                                                                          56,797
.........................................................................................................................
             1,690   Texas Regional Bancshares, Inc.                                                              60,064
.........................................................................................................................
             9,100   TrustCo Bank Corp. NY                                                                        98,098
.........................................................................................................................
            13,640   Trustmark Corp.                                                                             323,677
.........................................................................................................................
            81,683   U.S. Bancorp                                                                              1,733,313
.........................................................................................................................
             2,390   Umpqua Holdings Corp.                                                                        43,618
.........................................................................................................................
             1,400   UnionBanCal Corp.                                                                            54,978
.........................................................................................................................
            40,000   United Overseas Bank, Ltd. (Singapore)                                                      272,203
.........................................................................................................................
            24,616   Wachovia Corp.                                                                              897,007
.........................................................................................................................
            16,000   Washington Federal, Inc.                                                                    397,600
.........................................................................................................................
             9,400   Webster Financial Corp.                                                                     327,120
.........................................................................................................................
             2,840   Westamerica Bancorp.                                                                        114,111
.........................................................................................................................
            10,330   Zions Bancorp.                                                                              406,475
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,015,023
------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.8%)
.........................................................................................................................
             6,490   3M Co.                                                                                      800,217
.........................................................................................................................
            11,000   A. Schulman, Inc.                                                                           204,710
.........................................................................................................................
            26,646   Abitibi-Consolidated, Inc. (Toronto
                     Exchange) (Canada)                                                                          204,606
.........................................................................................................................
            19,548   Abitibi-Consolidated, Inc. (Canada)                                                         150,715
.........................................................................................................................
            21,830   Airgas, Inc. (NON)                                                                          376,568
.........................................................................................................................
               800   AK Steel Holding Corp. (NON)                                                                  6,400
.........................................................................................................................
            12,382   Akzo-Nobel NV (Netherlands)                                                                 392,761
.........................................................................................................................
             3,930   Albany International Corp.                                                                   81,194
.........................................................................................................................
               800   Alcoa, Inc.                                                                                  18,224
.........................................................................................................................
             4,620   Ameron International Corp.                                                                  254,793
.........................................................................................................................
             4,830   Arch Chemicals, Inc.                                                                         88,148
.........................................................................................................................
            20,417   BASF AG (Germany)                                                                           769,106
.........................................................................................................................
               100   Bemis Co., Inc.                                                                               4,963
.........................................................................................................................
            55,940   BHP Billiton PLC (United Kingdom)                                                           298,748
.........................................................................................................................
            72,179   BHP Billiton, Ltd. (Australia)                                                              412,463
.........................................................................................................................
             6,202   Boise Cascade Corp.                                                                         156,414
.........................................................................................................................
             7,450   BWAY Corp. (NON)                                                                            147,361
.........................................................................................................................
            14,490   Cemex SA de CV ADR (Mexico)                                                                 311,680
.........................................................................................................................
             7,313   Ciba Specialty Chemicals AG
                     (Switzerland)                                                                               510,000
.........................................................................................................................
             5,400   Cleveland-Cliffs, Inc. (NON)                                                                107,190
.........................................................................................................................
             8,425   Compagnie de Saint Gobain (France)                                                          247,176
.........................................................................................................................
             7,400   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                                213,934
.........................................................................................................................
             5,830   Companhia Vale do Rio Doce (CVRD)
                     (Preference A) ADR (Brazil)                                                                 160,325
.........................................................................................................................
            31,961   CRH PLC (Ireland)                                                                           394,056
.........................................................................................................................
            18,676   Dow Chemical Co. (The)                                                                      554,677
.........................................................................................................................
             1,050   E.I. du Pont de Nemours & Co.                                                                44,520
.........................................................................................................................
               300   Eastman Chemical Co.                                                                         11,031
.........................................................................................................................
            13,037   Engelhard Corp.                                                                             291,377
.........................................................................................................................
            20,340   Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                               341,305
.........................................................................................................................
            10,160   Graphic Packaging Intl. Corp. (NON)                                                          57,302
.........................................................................................................................
             4,880   H.B. Fuller Co.                                                                             126,294
.........................................................................................................................
             2,462   Holcim, Ltd. Class B (Switzerland)                                                          447,053
.........................................................................................................................
             2,490   Horizon Organic Holding Corp. (NON)                                                          40,313
.........................................................................................................................
            15,220   Jarden Corp. (NON)                                                                          363,301
.........................................................................................................................
            12,100   Kadent, Inc. (NON)                                                                          181,500
.........................................................................................................................
             6,442   Lafarge (France)                                                                            485,339
.........................................................................................................................
             1,500   Lubrizol Corp. (The)                                                                         45,750
.........................................................................................................................
            19,760   Omnova Solutions, Inc. (NON)                                                                 79,633
.........................................................................................................................
             1,100   Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                               109,462
.........................................................................................................................
            17,120   PolyOne Corp.                                                                                67,110
.........................................................................................................................
             6,730   POSCO ADR (South Korea)                                                                     166,433
.........................................................................................................................
             3,941   PPG Industries, Inc.                                                                        197,641
.........................................................................................................................
             3,070   Quaker Chemical Corp.                                                                        71,224
.........................................................................................................................
             8,760   Quanex Corp.                                                                                293,460
.........................................................................................................................
             2,330   Reliance Steel & Aluminum Co.                                                                48,557
.........................................................................................................................
             9,149   Rio Tinto PLC (United Kingdom)                                                              182,628
.........................................................................................................................
            11,457   Rio Tinto, Ltd. (Australia)                                                                 218,987
.........................................................................................................................
             5,075   Rohm & Haas Co.                                                                             164,836
.........................................................................................................................
            26,490   Ryerson Tull, Inc.                                                                          161,589
.........................................................................................................................
             2,260   Silgan Holdings, Inc. (NON)                                                                  55,777
.........................................................................................................................
            28,622   Smurfit-Stone Container Corp. (NON)                                                         440,521
.........................................................................................................................
            15,574   Sonoco Products Co.                                                                         357,112
.........................................................................................................................
             1,900   United States Steel Corp.                                                                    24,928
.........................................................................................................................
             5,700   Wellman, Inc.                                                                                76,893
.........................................................................................................................
             3,324   Weyerhaeuser Co.                                                                            163,574
.........................................................................................................................
            16,800   Worthington Industries, Inc.                                                                256,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,437,911
------------------------------------------------------------------------------------------------------------------------
Capital Goods (2.4%)
.........................................................................................................................
             2,240   Aaon, Inc. (NON)                                                                             41,283
.........................................................................................................................
            13,400   Acuity Brands, Inc.                                                                         181,436
.........................................................................................................................
             7,360   Applied Industrial Technologies, Inc.                                                       139,104
.........................................................................................................................
            14,500   Aviall, Inc. (NON)                                                                          116,725
.........................................................................................................................
            43,999   BAE Systems PLC (United Kingdom)                                                             87,829
.........................................................................................................................
             3,450   Ball Corp.                                                                                  176,606
.........................................................................................................................
             7,893   Boeing Co. (The)                                                                            260,390
.........................................................................................................................
            22,660   Bouygues SA (France)                                                                        632,947
.........................................................................................................................
             5,500   Briggs & Stratton Corp.                                                                     233,585
.........................................................................................................................
            31,000   Canon, Inc. (Japan)                                                                       1,167,889
.........................................................................................................................
             6,142   Cascade Corp.                                                                                97,965
.........................................................................................................................
             6,004   Dover Corp.                                                                                 175,077
.........................................................................................................................
             1,693   Eaton Corp.                                                                                 132,240
.........................................................................................................................
             3,510   EMCOR Group, Inc. (NON)                                                                     186,065
.........................................................................................................................
             6,486   Emerson Electric Co.                                                                        329,813
.........................................................................................................................
             9,215   Engineered Support Systems, Inc.                                                            337,822
.........................................................................................................................
            11,450   Ennis Business Forms                                                                        133,049
.........................................................................................................................
             1,000   Flowserve Corp. (NON)                                                                        14,790
.........................................................................................................................
             2,200   Fluor Corp.                                                                                  61,600
.........................................................................................................................
             7,500   Global Imaging Systems, Inc. (NON)                                                          137,850
.........................................................................................................................
               500   Goodrich Corp.                                                                                9,160
.........................................................................................................................
            17,200   Griffon Corp. (NON)                                                                         234,264
.........................................................................................................................
             3,450   Hon Industries, Inc.                                                                         97,566
.........................................................................................................................
            11,600   Ingersoll-Rand Co. Class A (Bermuda)                                                        499,496
.........................................................................................................................
            42,750   Intermet Corp.                                                                              179,550
.........................................................................................................................
             2,880   Kaman Corp.                                                                                  31,680
.........................................................................................................................
             4,630   Lincoln Electric Holdings, Inc.                                                             107,185
.........................................................................................................................
            12,379   Lockheed Martin Corp.                                                                       714,887
.........................................................................................................................
               950   MSC Industrial Direct Co., Inc. Class A (NON)                                                16,863
.........................................................................................................................
             1,520   NACCO Industries, Inc. Class A                                                               66,530
.........................................................................................................................
             4,730   New England Business Svc., Inc.                                                             115,412
.........................................................................................................................
             2,798   Northrop Grumman Corp.                                                                      271,406
.........................................................................................................................
               300   PACCAR, Inc.                                                                                 13,839
.........................................................................................................................
             6,800   Parker-Hannifin Corp.                                                                       313,684
.........................................................................................................................
               700   Pentair, Inc.                                                                                24,185
.........................................................................................................................
               950   Precision Castparts Corp.                                                                    23,038
.........................................................................................................................
             1,600   Raytheon Co.                                                                                 49,200
.........................................................................................................................
            25,922   Republic Svcs., Inc. (NON)                                                                  543,844
.........................................................................................................................
             5,061   Rockwell Collins, Inc.                                                                      117,719
.........................................................................................................................
            13,277   Sandvik AB (Sweden)                                                                         296,603
.........................................................................................................................
             2,300   Scansource, Inc. (NON)                                                                      113,390
.........................................................................................................................
               100   Sealed Air Corp. (NON)                                                                        3,730
.........................................................................................................................
             8,070   Shaw Group, Inc. (NON)                                                                      132,752
.........................................................................................................................
            16,710   Standard Register Co. (The)                                                                 300,780
.........................................................................................................................
             9,460   Stericycle, Inc. (NON)                                                                      306,305
.........................................................................................................................
             3,000   Tecumseh Products Co. Class A                                                               132,390
.........................................................................................................................
            15,800   Tetra Tech, Inc. (NON)                                                                      192,760
.........................................................................................................................
               600   Timken Co.                                                                                   11,460
.........................................................................................................................
            16,550   Wallace Computer Services, Inc.                                                             355,991
.........................................................................................................................
            14,011   Waste Management, Inc.                                                                      321,132
.........................................................................................................................
             8,700   Watsco, Inc.                                                                                142,506
.........................................................................................................................
             6,400   World Fuel Svcs. Corp.                                                                      131,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,514,572
------------------------------------------------------------------------------------------------------------------------
Communication Services (3.2%)
.........................................................................................................................
               700   ALLTEL Corp.                                                                                 35,700
.........................................................................................................................
               218   Arch Wireless, Inc. (NON)                                                                       447
.........................................................................................................................
             2,690   AT&T Corp.                                                                                   70,236
.........................................................................................................................
            16,472   AT&T Wireless Services, Inc. (NON)                                                           93,067
.........................................................................................................................
            30,799   BellSouth Corp.                                                                             796,770
.........................................................................................................................
             6,640   Boston Communications Group (NON)                                                            84,394
.........................................................................................................................
               850   CenturyTel, Inc.                                                                             24,973
.........................................................................................................................
             4,351   Comcast Corp. Class A (NON)                                                                 102,553
.........................................................................................................................
            36,050   Comcast Corp. Class A (Special) (NON)                                                       814,370
.........................................................................................................................
             5,630   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                     201,779
.........................................................................................................................
            27,746   Earthlink, Inc. (NON)                                                                       151,216
.........................................................................................................................
             3,000   Echostar Communications Corp.
                     Class A (NON)                                                                                66,780
.........................................................................................................................
               438   FLAG Telecom Holdings, Ltd. (Bermuda) (NON)                                                   3,066
.........................................................................................................................
             1,680   KT Corp. (South Korea)                                                                       71,830
.........................................................................................................................
            39,569   KT Corp. ADR (South Korea)                                                                  852,712
.........................................................................................................................
            49,210   Nextel Communications, Inc. Class A (NON)                                                   568,376
.........................................................................................................................
               892   NTT DoCoMo, Inc. (Japan)                                                                  1,646,422
.........................................................................................................................
               950   PanAmSat Corp. (NON)                                                                         13,908
.........................................................................................................................
            36,022   Portugal Telecom SGPS SA (Portugal)                                                         247,576
.........................................................................................................................
            33,835   Qwest Communications
                     International, Inc. (NON)                                                                   169,175
.........................................................................................................................
            55,367   SBC Communications, Inc.                                                                  1,500,999
.........................................................................................................................
             1,090   SK Telecom Co., Ltd. (South Korea)                                                          210,499
.........................................................................................................................
            12,735   SK Telecom Co., Ltd. ADR (South Korea)                                                      271,892
.........................................................................................................................
            20,830   Somera Communications, Inc. (NON)                                                            56,241
.........................................................................................................................
            17,420   Sprint Corp. (FON Group)                                                                    252,242
.........................................................................................................................
            29,073   Telecom Corp. of New Zealand, Ltd.
                     144A (New Zealand)                                                                           68,879
.........................................................................................................................
            86,514   Telecom Italia Mobile SpA (Italy)                                                           394,889
.........................................................................................................................
            35,103   Telecom Italia SpA-RNC (Italy)                                                              177,170
.........................................................................................................................
            59,175   Telefonica SA (Spain)                                                                       529,648
.........................................................................................................................
            20,622   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                        659,492
.........................................................................................................................
            44,094   Verizon Communications, Inc.                                                              1,708,643
.........................................................................................................................
         1,261,094   Vodafone Group PLC (United Kingdom)                                                       2,299,099
.........................................................................................................................
            28,900   Western Wireless Corp. Class A (NON)                                                        153,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,298,213
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.1%)
.........................................................................................................................
               163   Berkshire Hathaway, Inc. Class B (NON)                                                      394,949
.........................................................................................................................
            63,214   Brambles Industries PLC
                     (United Kingdom)                                                                            154,678
.........................................................................................................................
            47,620   Brambles Industries, Ltd. (Australia)                                                       126,007
.........................................................................................................................
           120,051   General Electric Co.                                                                      2,923,242
.........................................................................................................................
             1,635   Haw Par Corp., Ltd. (Singapore)                                                               3,074
.........................................................................................................................
            13,525   Honeywell International, Inc.                                                               324,600
.........................................................................................................................
            69,721   Investor AB Class B (Sweden)                                                                416,412
.........................................................................................................................
            25,390   Tyco Intl., Ltd. (Bermuda)                                                                  433,661
.........................................................................................................................
            11,550   Walter Industries, Inc.                                                                     125,087
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,901,710
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (7.5%)
.........................................................................................................................
             1,340   Aaron Rents, Inc.                                                                            29,319
.........................................................................................................................
            11,267   Accor SA (France)                                                                           341,196
.........................................................................................................................
             9,700   Action Performance Cos., Inc.                                                               184,300
.........................................................................................................................
             2,200   Advance Auto Parts, Inc. (NON)                                                              107,580
.........................................................................................................................
               500   American Axle & Manufacturing
                     Holdings, Inc. (NON)                                                                         11,710
.........................................................................................................................
             1,910   American Standard Cos., Inc. (NON)                                                          135,877
.........................................................................................................................
             5,449   American Woodmark Corp.                                                                     258,828
.........................................................................................................................
            15,300   Apogee Enterprises, Inc.                                                                    136,950
.........................................................................................................................
            14,930   Applica, Inc. (NON)                                                                          74,650
.........................................................................................................................
             1,500   AutoZone, Inc. (NON)                                                                        105,975
.........................................................................................................................
             3,680   Aztar Corp. (NON)                                                                            52,550
.........................................................................................................................
             3,200   Bandag, Inc.                                                                                123,776
.........................................................................................................................
               700   Barnes & Noble, Inc. (NON)                                                                   12,649
.........................................................................................................................
            16,372   Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                                497,336
.........................................................................................................................
            12,950   Big Lots, Inc. (NON)                                                                        171,329
.........................................................................................................................
             7,200   Black & Decker Manufacturing Co.                                                            308,808
.........................................................................................................................
             3,281   Blair Corp.                                                                                  76,513
.........................................................................................................................
               950   Blockbuster, Inc. Class A                                                                    11,638
.........................................................................................................................
            46,490   Bombay Co., Inc. (The) (NON)                                                                232,450
.........................................................................................................................
             6,650   Bowne & Co., Inc.                                                                            79,468
.........................................................................................................................
            11,410   Boyd Gaming Corp. (NON)                                                                     160,311
.........................................................................................................................
            13,870   Brown Shoe Co., Inc.                                                                        330,522
.........................................................................................................................
             7,850   Burlington Coat Factory
                     Warehouse Corp.                                                                             140,908
.........................................................................................................................
            34,569   Carlton Communications PLC
                     (United Kingdom)                                                                             74,709
.........................................................................................................................
               251   CarMax, Inc. (NON)                                                                            4,488
.........................................................................................................................
             5,860   Central Garden & Pet Co. (NON)                                                              108,469
.........................................................................................................................
             1,340   Chico's FAS, Inc. (NON)                                                                      25,339
.........................................................................................................................
             6,990   Choice Hotels International, Inc. (NON)                                                     158,673
.........................................................................................................................
            14,687   Cie Financier Richemont AG
                     (Switzerland)                                                                               274,126
.........................................................................................................................
             1,250   Clear Channel Communications, Inc. (NON)                                                     46,613
.........................................................................................................................
             3,570   Cox Radio, Inc. Class A (NON)                                                                81,432
.........................................................................................................................
             9,920   CSK Auto Corp. (NON)                                                                        109,120
.........................................................................................................................
            17,400   Culp, Inc. (NON)                                                                            147,900
.........................................................................................................................
               900   Deluxe Corp.                                                                                 37,890
.........................................................................................................................
             9,590   Department 56, Inc. (NON)                                                                   123,711
.........................................................................................................................
             1,900   Dillards, Inc. Class A                                                                       30,134
.........................................................................................................................
             2,540   Dura Automotive Systems, Inc. (NON)                                                          25,502
.........................................................................................................................
             4,230   Electro Rent Corp. (NON)                                                                     51,272
.........................................................................................................................
             6,516   Federated Department Stores, Inc. (NON)                                                     187,400
.........................................................................................................................
             6,874   Finlay Enterprises, Inc. (NON)                                                               82,900
.........................................................................................................................
            17,900   First Consulting Group, Inc. (NON)                                                          103,104
.........................................................................................................................
            22,365   Fleetwood Enterprises, Inc. (NON)                                                           175,565
.........................................................................................................................
             1,800   Ford Motor Co.                                                                               16,740
.........................................................................................................................
             7,580   Fox Entertainment Group, Inc. Class A (NON)                                                 196,549
.........................................................................................................................
             8,350   Fred's, Inc. Class A                                                                        214,595
.........................................................................................................................
             1,200   GameStop Corp. (NON)                                                                         11,760
.........................................................................................................................
             1,450   Gannett Co., Inc.                                                                           104,110
.........................................................................................................................
            14,920   Goody's Family Clothing, Inc. (NON)                                                          66,245
.........................................................................................................................
            40,280   GTECH Holdings Corp. (NON)                                                                1,122,201
.........................................................................................................................
             6,739   Gucci Group NV ADR (Netherlands)                                                            617,292
.........................................................................................................................
            22,360   Gymboree Corp. (The) (NON)                                                                  354,630
.........................................................................................................................
             8,330   H&R Block, Inc.                                                                             334,866
.........................................................................................................................
             6,470   Harley-Davidson, Inc.                                                                       298,914
.........................................................................................................................
             9,110   Harrah's Entertainment, Inc. (NON)                                                          360,756
.........................................................................................................................
            27,724   Havas Advertising SA (France)                                                               107,636
.........................................................................................................................
            83,275   Hilton Group PLC (United Kingdom)                                                           223,874
.........................................................................................................................
            33,040   Home Depot, Inc. (The)                                                                      791,638
.........................................................................................................................
            12,800   Honda Motor Co., Ltd. (Japan)                                                               473,595
.........................................................................................................................
             6,370   Hughes Supply, Inc.                                                                         174,028
.........................................................................................................................
               700   International Game Technology (NON)                                                          53,144
.........................................................................................................................
             1,620   Iron Mountain, Inc. (NON)                                                                    53,476
.........................................................................................................................
             4,710   Isle of Capri Casinos, Inc. (NON)                                                            62,360
.........................................................................................................................
            27,761   JC Penney Co., Inc. (Holding Co.)                                                           638,781
.........................................................................................................................
             6,650   Jo-Ann Stores, Inc. Class A (NON)                                                           152,751
.........................................................................................................................
             1,450   Johnson Controls, Inc.                                                                      116,247
.........................................................................................................................
             9,200   Johnson Outdoors, Inc. Class A (NON)                                                         90,804
.........................................................................................................................
             7,470   Jones Apparel Group, Inc. (NON)                                                             264,737
.........................................................................................................................
               200   KB Home                                                                                       8,570
.........................................................................................................................
            12,220   Kellwood Co.                                                                                317,720
.........................................................................................................................
            16,570   Kenneth Cole Productions, Inc. Class A (NON)                                                336,371
.........................................................................................................................
             2,700   Knight-Ridder, Inc.                                                                         170,775
.........................................................................................................................
             4,750   Kohl's Corp. (NON)                                                                          265,763
.........................................................................................................................
             2,250   Lear Corp. (NON)                                                                             74,880
.........................................................................................................................
               600   Lennar Corp.                                                                                 30,960
.........................................................................................................................
            19,910   Lennox International, Inc.                                                                  249,871
.........................................................................................................................
            75,808   Liberty Media Corp. Class A (NON)                                                           677,724
.........................................................................................................................
            27,905   Limited, Inc. (The)                                                                         388,717
.........................................................................................................................
             2,850   Liz Claiborne, Inc.                                                                          84,503
.........................................................................................................................
            20,740   Lowe's Cos., Inc.                                                                           777,750
.........................................................................................................................
             7,799   Marriott International, Inc. Class A                                                        256,353
.........................................................................................................................
             5,150   Mattel, Inc.                                                                                 98,623
.........................................................................................................................
               400   McClatchy Co. (The) Class A                                                                  22,692
.........................................................................................................................
               850   McGraw-Hill Cos., Inc. (The)                                                                 51,374
.........................................................................................................................
            57,200   Mediaset SpA (Italy)                                                                        435,745
.........................................................................................................................
             4,900   Meritage Corp. (NON)                                                                        164,885
.........................................................................................................................
               500   MGM Mirage, Inc. (NON)                                                                       16,485
.........................................................................................................................
             4,550   Michaels Stores, Inc. (NON)                                                                 142,415
.........................................................................................................................
             1,670   Mothers Work, Inc. (NON)                                                                     58,834
.........................................................................................................................
            12,170   Movie Gallery, Inc. (NON)                                                                   158,210
.........................................................................................................................
             8,920   Multimedia Games, Inc. (NON)                                                                244,943
.........................................................................................................................
            19,170   NBTY, Inc. (NON)                                                                            337,009
.........................................................................................................................
            35,179   News Corp., Ltd. (The) ADR (Australia)                                                      923,449
.........................................................................................................................
             3,600   Nintendo Co., Ltd. (Japan)                                                                  336,485
.........................................................................................................................
               410   Nippon Television Network Corp. (Japan)                                                      61,163
.........................................................................................................................
            28,170   Nu Skin Enterprises, Inc. Class A                                                           337,195
.........................................................................................................................
             1,680   NVR, Inc. (NON)                                                                             546,840
.........................................................................................................................
            36,599   Office Depot, Inc. (NON)                                                                    540,201
.........................................................................................................................
            32,560   OfficeMax, Inc. (NON)                                                                       162,800
.........................................................................................................................
               650   Omnicom Group, Inc.                                                                          41,990
.........................................................................................................................
             6,800   PC Connection, Inc. (NON)                                                                    34,476
.........................................................................................................................
             8,220   Penn National Gaming, Inc. (NON)                                                            130,369
.........................................................................................................................
             6,000   Pep Boys (The) - Manny, Moe, & Jack                                                          69,600
.........................................................................................................................
            25,200   PETsMART, Inc. (NON)                                                                        431,676
.........................................................................................................................
             3,772   Peugeot SA (France)                                                                         153,806
.........................................................................................................................
            17,300   Phillips-Van Heusen Corp.                                                                   199,988
.........................................................................................................................
             7,830   Pier 1 Imports, Inc.                                                                        148,222
.........................................................................................................................
            15,300   Pinnacle Entertainment, Inc. (NON)                                                          106,029
.........................................................................................................................
             1,470   Polaris Industries, Inc.                                                                     86,142
.........................................................................................................................
             1,400   Polo Ralph Lauren Corp. (NON)                                                                30,464
.........................................................................................................................
             7,450   Racing Champions Corp. (NON)                                                                101,693
.........................................................................................................................
             2,050   RadioShack Corp.                                                                             38,417
.........................................................................................................................
             3,550   Reebok International, Ltd. (NON)                                                            104,370
.........................................................................................................................
             9,244   Reed Elsevier NV (Netherlands)                                                              113,002
.........................................................................................................................
            33,468   Reed International PLC
                     (United Kingdom)                                                                            286,625
.........................................................................................................................
             9,600   Rent-A-Center, Inc. (NON)                                                                   479,520
.........................................................................................................................
             8,820   Rent-Way, Inc. (NON)                                                                         30,870
.........................................................................................................................
            31,315   Right Managment Consultants (NON)                                                           414,924
.........................................................................................................................
             9,030   Ross Stores, Inc.                                                                           382,782
.........................................................................................................................
             1,930   Ryland Group, Inc.                                                                           64,366
.........................................................................................................................
             1,750   Saks, Inc. (NON)                                                                             20,545
.........................................................................................................................
             8,740   Scientific Games Corp. Class A (NON)                                                         63,452
.........................................................................................................................
             7,000   SECOM Co., Ltd. (Japan)                                                                     240,118
.........................................................................................................................
            11,560   Sharper Image Corp. (NON)                                                                   201,491
.........................................................................................................................
             2,250   Sherwin Williams Co.                                                                         63,563
.........................................................................................................................
            18,600   ShopKo Stores, Inc. (NON)                                                                   231,570
.........................................................................................................................
            17,000   Singapore Press Holdings, Ltd.
                     (Singapore)                                                                                 178,431
.........................................................................................................................
            12,651   Societe Television Francaise I (France)                                                     337,974
.........................................................................................................................
             2,530   Sonic Automotive, Inc. (NON)                                                                 37,621
.........................................................................................................................
            10,200   Sony Corp. (Japan)                                                                          426,397
.........................................................................................................................
             4,300   Spartan Motors, Inc.                                                                         48,934
.........................................................................................................................
             5,700   Staples, Inc. (NON)                                                                         104,310
.........................................................................................................................
             2,670   Startek, Inc. (NON)                                                                          73,692
.........................................................................................................................
             3,000   Sturm Ruger & Co., Inc.                                                                      28,710
.........................................................................................................................
             5,953   Swatch Group AG (The) (Switzerland)                                                         100,774
.........................................................................................................................
             2,859   Swatch Group AG (The) Class B
                     (Switzerland)                                                                               237,854
.........................................................................................................................
             1,250   Target Corp.                                                                                 37,500
.........................................................................................................................
             8,220   TeleTech Holdings, Inc. (NON)                                                                59,677
.........................................................................................................................
             5,800   Thor Industries, Inc.                                                                       199,694
.........................................................................................................................
               400   Ticketmaster Class B (NON)                                                                    8,488
.........................................................................................................................
            25,388   TJX Cos., Inc. (The)                                                                        495,574
.........................................................................................................................
            20,000   Toppan Printing Co., Ltd. (Japan)                                                           150,527
.........................................................................................................................
            61,400   Toyota Motor Corp. (Japan)                                                                1,650,788
.........................................................................................................................
             2,050   Trex Co., Inc. (NON)                                                                         72,365
.........................................................................................................................
             2,320   Tuesday Morning Corp. (NON)                                                                  39,672
.........................................................................................................................
            10,247   USA Interactive (NON)                                                                       234,861
.........................................................................................................................
            10,090   USG Corp. (NON)                                                                              85,261
.........................................................................................................................
             2,550   V. F. Corp.                                                                                  91,928
.........................................................................................................................
             3,623   Valassis Communications, Inc. (NON)                                                         106,625
.........................................................................................................................
             1,976   Viad Corp.                                                                                   44,164
.........................................................................................................................
             4,041   VS Holdings, Inc. (NON)                                                                       4,041
.........................................................................................................................
            36,670   Wal-Mart Stores, Inc.                                                                     1,852,202
.........................................................................................................................
            34,023   Walt Disney Co. (The)                                                                       554,915
.........................................................................................................................
             2,890   Westwood One, Inc. (NON)                                                                    107,970
.........................................................................................................................
             3,800   Whirlpool Corp.                                                                             198,436
.........................................................................................................................
             7,980   Williams-Sonoma, Inc. (NON)                                                                 216,657
.........................................................................................................................
            78,438   WPP Group PLC (United Kingdom)                                                              599,149
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,269,285
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
.........................................................................................................................
             6,170   Acom Co., Ltd. (Japan)                                                                      202,807
.........................................................................................................................
               800   Countrywide Credit Industries, Inc.                                                          41,320
.........................................................................................................................
             1,200   CVB Financial Corp.                                                                          30,516
.........................................................................................................................
             6,400   Household International, Inc.                                                               177,984
.........................................................................................................................
            23,685   MBNA Corp.                                                                                  450,489
.........................................................................................................................
             3,670   WSFS Financial Corp.                                                                        121,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,024,116
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (5.9%)
.........................................................................................................................
             7,070   7-Eleven, Inc. (NON)                                                                         53,025
.........................................................................................................................
            13,793   Altadis SA (Spain)                                                                          314,643
.........................................................................................................................
            18,610   American Greetings Corp. Class A (NON)                                                      294,038
.........................................................................................................................
            10,290   Anheuser-Busch Cos., Inc.                                                                   498,036
.........................................................................................................................
            47,500   AOL Time Warner, Inc. (NON)                                                                 622,250
.........................................................................................................................
             2,500   Apollo Group, Inc. Class A (NON)                                                            110,000
.........................................................................................................................
             3,515   Archer Daniels Midland Co.                                                                   43,586
.........................................................................................................................
               796   Aurora Foods, Inc. (NON)                                                                        621
.........................................................................................................................
               600   Avon Products, Inc.                                                                          32,322
.........................................................................................................................
            42,456   BAT Industries PLC (United Kingdom)                                                         424,085
.........................................................................................................................
             2,670   Boston Beer Co., Inc. Class A (NON)                                                          38,181
.........................................................................................................................
            18,850   Buca, Inc. (NON)                                                                            156,832
.........................................................................................................................
            39,739   Cadbury Schweppes PLC
                     (United Kingdom)                                                                            247,571
.........................................................................................................................
             3,490   California Pizza Kitchen, Inc. (NON)                                                         87,948
.........................................................................................................................
            10,250   CBRL Group, Inc.                                                                            308,833
.........................................................................................................................
            13,800   CDI Corp. (NON)                                                                             372,324
.........................................................................................................................
             7,740   Chattem, Inc. (NON)                                                                         159,057
.........................................................................................................................
             2,770   Checkers Drive-In Restaurant (NON)                                                           17,340
.........................................................................................................................
             6,000   Chiquita Brands International, Inc. (NON)                                                    79,560
.........................................................................................................................
            14,220   Coca-Cola Co. (The)                                                                         623,120
.........................................................................................................................
            20,895   Coca-Cola Enterprises, Inc.                                                                 453,839
.........................................................................................................................
            15,969   Colgate-Palmolive Co.                                                                       837,255
.........................................................................................................................
            14,082   Companhia de Bebidas das Americas
                     (AmBev) ADR (Brazil)                                                                        219,116
.........................................................................................................................
               650   ConAgra, Inc.                                                                                16,257
.........................................................................................................................
             2,900   Darden Restaurants, Inc.                                                                     59,305
.........................................................................................................................
             1,753   DEL Laboratories, Inc. (NON)                                                                 35,411
.........................................................................................................................
             4,553   Del Monte Foods Co. (NON)                                                                    35,058
.........................................................................................................................
            26,535   Deutsche Post AG (Germany)                                                                  278,710
.........................................................................................................................
            52,722   Diageo PLC (United Kingdom)                                                                 572,885
.........................................................................................................................
            25,960   Dial Corp. (The)                                                                            528,805
.........................................................................................................................
            54,968   Dixons Group PLC (United Kingdom)                                                           128,307
.........................................................................................................................
             6,830   Dole Food Co.                                                                               222,521
.........................................................................................................................
             4,700   Elizabeth Arden, Inc. (NON)                                                                  69,560
.........................................................................................................................
             7,920   Energizer Holdings, Inc. (NON)                                                              220,968
.........................................................................................................................
             7,100   Fomento Economico Mexicano SA de
                     CV ADR (Mexico)                                                                             258,582
.........................................................................................................................
            11,158   Fortune Brands, Inc.                                                                        518,959
.........................................................................................................................
             3,820   Freemarkets, Inc. (NON)                                                                      24,597
.........................................................................................................................
            16,000   Fuji Photo Film Cos., Ltd. (Japan)                                                          521,871
.........................................................................................................................
               500   General Mills, Inc.                                                                          23,475
.........................................................................................................................
             2,010   Green Mountain Coffee, Inc. (NON)                                                            30,371
.........................................................................................................................
            10,195   H.J. Heinz Co.                                                                              335,110
.........................................................................................................................
               650   Hershey Foods Corp.                                                                          43,836
.........................................................................................................................
             4,760   Hotels.com Class A (NON)                                                                    260,039
.........................................................................................................................
             1,450   International Flavors & Fragrances, Inc.                                                     50,895
.........................................................................................................................
             4,630   International Multifoods Corp. (NON)                                                         98,110
.........................................................................................................................
            17,700   Interstate Bakeries Corp.                                                                   269,925
.........................................................................................................................
                41   Japan Tobacco, Inc. (Japan)                                                                 274,370
.........................................................................................................................
            22,000   KAO Corp. (Japan)                                                                           483,017
.........................................................................................................................
            14,050   Kforce, Inc. (NON)                                                                           59,291
.........................................................................................................................
            10,156   Kimberly-Clark Corp.                                                                        482,105
.........................................................................................................................
            11,300   Korea Tobacco & Ginseng Corp.
                     (KT & G) 144A GDR (London Exchange)
                     (South Korea)                                                                                75,145
.........................................................................................................................
             6,200   Korea Tobacco & Ginseng Corp.
                     (KT & G) 144A GDR (South Korea)                                                              41,230
.........................................................................................................................
            11,964   Kraft Foods, Inc. Class A                                                                   465,759
.........................................................................................................................
            23,987   Kroger Co. (NON)                                                                            370,599
.........................................................................................................................
            40,400   Labor Ready, Inc. (NON)                                                                     259,368
.........................................................................................................................
               200   Lancaster Colony Corp.                                                                        7,816
.........................................................................................................................
            13,380   Lone Star Steakhouse & Saloon, Inc.                                                         258,769
.........................................................................................................................
            11,700   Longs Drug Stores, Inc.                                                                     242,658
.........................................................................................................................
            17,900   McDonald's Corp.                                                                            287,832
.........................................................................................................................
             7,930   MemberWorks, Inc. (NON)                                                                     142,581
.........................................................................................................................
             9,713   Nestle SA (Switzerland)                                                                   2,058,822
.........................................................................................................................
             8,880   Papa John's International, Inc. (NON)                                                       247,574
.........................................................................................................................
            25,050   Pepsi Bottling Group, Inc. (The)                                                            643,785
.........................................................................................................................
            15,370   PepsiCo, Inc.                                                                               648,921
.........................................................................................................................
             8,210   Performance Food Group Co. (NON)                                                            278,803
.........................................................................................................................
            51,131   Philip Morris Cos., Inc.                                                                  2,072,339
.........................................................................................................................
            10,870   Procter & Gamble Co.                                                                        934,168
.........................................................................................................................
            26,004   Reckitt Benckiser PLC (United Kingdom)                                                      504,428
.........................................................................................................................
             8,100   Rite Aid Corp. (NON)                                                                         19,845
.........................................................................................................................
            13,016   Royal Caribbean Cruises, Ltd.                                                               217,367
.........................................................................................................................
             7,340   Ruddick Corp.                                                                               100,485
.........................................................................................................................
            61,958   SABMiller PLC (United Kingdom)                                                              440,352
.........................................................................................................................
            12,717   SABMiller PLC 144A (United Kingdom)                                                          90,383
.........................................................................................................................
             5,860   Sanderson Farms, Inc.                                                                       122,533
.........................................................................................................................
            16,970   Sara Lee Corp.                                                                              381,995
.........................................................................................................................
             3,630   Schweitzer-Mauduit International, Inc.                                                       88,935
.........................................................................................................................
            19,415   SkillSoft PLC ADR (NON)                                                                      53,391
.........................................................................................................................
             2,990   Sonic Corp. (NON)                                                                            61,265
.........................................................................................................................
             6,170   Starbucks Corp. (NON)                                                                       125,745
.........................................................................................................................
             2,500   Supervalu, Inc.                                                                              41,275
.........................................................................................................................
               400   SYSCO Corp.                                                                                  11,916
.........................................................................................................................
             9,800   Talx Corp.                                                                                  126,616
.........................................................................................................................
           219,840   Tesco PLC (United Kingdom)                                                                  686,563
.........................................................................................................................
             4,659   Tyson Foods, Inc. Class A                                                                    52,274
.........................................................................................................................
             1,500   University of Phoenix Online (NON)                                                           53,760
.........................................................................................................................
             8,200   Vector Group, Ltd.                                                                           95,284
.........................................................................................................................
            18,418   Viacom, Inc. Class B (NON)                                                                  750,718
.........................................................................................................................
             6,510   Walgreen Co.                                                                                190,027
.........................................................................................................................
             2,060   Weiss Markets, Inc.                                                                          63,963
.........................................................................................................................
               500   Whole Foods Market, Inc. (NON)                                                               26,365
.........................................................................................................................
            11,750   Wild Oats Markets, Inc. (NON)                                                               121,260
.........................................................................................................................
             6,360   Winn Dixie Stores, Inc.                                                                      97,181
.........................................................................................................................
             8,600   Yankee Candle Co., Inc. (The) (NON)                                                         137,600
.........................................................................................................................
            23,580   Yum! Brands, Inc. (NON)                                                                     571,108
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,164,725
------------------------------------------------------------------------------------------------------------------------
Energy (3.6%)
.........................................................................................................................
               500   Amerada Hess Corp.                                                                           27,525
.........................................................................................................................
               500   Ashland, Inc.                                                                                14,265
.........................................................................................................................
             5,050   BJ Services Co. (NON)                                                                       163,166
.........................................................................................................................
            13,202   BP PLC ADR (United Kingdom)                                                                 536,661
.........................................................................................................................
             7,014   Burlington Resources, Inc.                                                                  299,147
.........................................................................................................................
             4,600   Cabot Oil & Gas Corp. Class A                                                               113,988
.........................................................................................................................
             3,244   Chevron Texaco Corp.                                                                        215,661
.........................................................................................................................
            14,950   Cimarex Energy Co. (NON)                                                                    267,605
.........................................................................................................................
            17,780   ConocoPhillips                                                                              860,374
.........................................................................................................................
             5,200   ENI SpA (Italy)                                                                              82,664
.........................................................................................................................
               500   ENSCO International, Inc.                                                                    14,725
.........................................................................................................................
             2,300   Exco Resources, Inc. (NON)                                                                   40,204
.........................................................................................................................
            88,086   Exxon Mobil Corp.                                                                         3,077,725
.........................................................................................................................
            14,230   Frontier Oil Corp.                                                                          245,041
.........................................................................................................................
            18,700   Global Power Equipment Group, Inc. (NON)                                                     92,191
.........................................................................................................................
             6,600   GlobalSantaFe Corp.                                                                         160,512
.........................................................................................................................
             4,000   Halliburton Co.                                                                              74,840
.........................................................................................................................
             9,010   Holly Corp.                                                                                 196,869
.........................................................................................................................
            12,040   Houston Exploration Co. (NON)                                                               368,424
.........................................................................................................................
             4,500   Hydril Co. (NON)                                                                            106,065
.........................................................................................................................
            15,050   Magnum Hunter Resources, Inc. (NON)                                                          89,548
.........................................................................................................................
             3,250   Marathon Oil Corp.                                                                           69,193
.........................................................................................................................
             6,350   NATCO Group, Inc. (NON)                                                                      39,878
.........................................................................................................................
             7,720   Noble Corp. (Cayman Islands) (NON)                                                          271,358
.........................................................................................................................
             8,770   Nuevo Energy Co. (NON)                                                                       97,347
.........................................................................................................................
             9,500   Patina Oil & Gas Corp.                                                                      300,675
.........................................................................................................................
             4,862   Peabody Energy Corp.                                                                        142,116
.........................................................................................................................
            28,393   Petroleo Brasileiro SA ADR (Brazil)                                                         424,191
.........................................................................................................................
             9,020   Plains Exploration & Production Co. (NON)                                                    87,945
.........................................................................................................................
             9,020   Plains Resources, Inc. (NON)                                                                106,887
.........................................................................................................................
            30,790   Range Resources Corp. (NON)                                                                 166,266
.........................................................................................................................
             6,883   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                               302,990
.........................................................................................................................
           283,414   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                          1,866,021
.........................................................................................................................
             7,980   Stone Energy Corp. (NON)                                                                    266,213
.........................................................................................................................
            17,206   Suncor Energy, Inc. (Canada)                                                                269,031
.........................................................................................................................
            20,770   TotalFinaElf SA Class B (France)                                                          2,966,158
.........................................................................................................................
             7,173   TotalFinaElf SA ADR (France)                                                                512,870
.........................................................................................................................
            17,711   Unocal Corp.                                                                                541,602
.........................................................................................................................
            35,100   USEC, Inc.                                                                                  211,302
.........................................................................................................................
            10,000   Vintage Petroleum, Inc.                                                                     105,500
.........................................................................................................................
            11,880   Westport Resources Corp. (NON)                                                              247,104
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,041,847
------------------------------------------------------------------------------------------------------------------------
Financial (3.0%)
.........................................................................................................................
            33,000   AMRESCO Capital Trust, Inc. (R)                                                               2,442
.........................................................................................................................
             6,548   Archstone-Smith Operating Trust (R)                                                         154,140
.........................................................................................................................
            22,700   Bank of America Corp.                                                                     1,579,239
.........................................................................................................................
             5,700   Bank One Corp.                                                                              208,335
.........................................................................................................................
             1,150   Boston Properties, Inc. (R)                                                                  42,389
.........................................................................................................................
             6,840   Capital One Financial Corp.                                                                 203,285
.........................................................................................................................
             8,814   CIT Group, Inc.                                                                             172,754
.........................................................................................................................
            89,758   Citigroup, Inc.                                                                           3,158,584
.........................................................................................................................
           238,820   Contifinancial Corp. Liquidating
                     Trust Units                                                                                   5,373
.........................................................................................................................
                91   Delta Funding Residual Exchange Co., LLC                                                     17,700
.........................................................................................................................
                91   Delta Funding Residual Management, Inc.                                                           1
.........................................................................................................................
            23,390   Fannie Mae                                                                                1,504,679
.........................................................................................................................
            22,384   Freddie Mac                                                                               1,321,775
.........................................................................................................................
            82,921   HSBC Holdings PLC (United Kingdom)
                     (London Stock Exchange)                                                                     916,383
.........................................................................................................................
            20,200   HSBC Holdings PLC (United Kingdom)                                                          220,829
.........................................................................................................................
            32,117   JPMorgan Chase & Co.                                                                        770,808
.........................................................................................................................
             2,935   Lehman Brothers Holdings, Inc.                                                              156,406
.........................................................................................................................
             5,510   LNR Property Corp.                                                                          195,054
.........................................................................................................................
             1,700   MGIC Investment Corp.                                                                        70,210
.........................................................................................................................
             4,600   Moody's Corp.                                                                               189,934
.........................................................................................................................
            24,080   New Century Financial Corp.                                                                 611,391
.........................................................................................................................
             4,000   Orix Corp. (Japan)                                                                          257,901
.........................................................................................................................
               860   Peapack Gladstone Financial Corp.                                                            29,455
.........................................................................................................................
             8,838   PMI Group, Inc. (The)                                                                       265,494
.........................................................................................................................
               150   SLM Corp.                                                                                    15,579
.........................................................................................................................
             1,950   Sovereign Bancorp, Inc.                                                                      27,398
.........................................................................................................................
            19,680   Washington Mutual, Inc.                                                                     679,550
.........................................................................................................................
            13,320   Wells Fargo & Co.                                                                           624,308
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,401,396
------------------------------------------------------------------------------------------------------------------------
Health Care (8.1%)
.........................................................................................................................
             8,880   aaiPharma, Inc. (NON)                                                                       124,498
.........................................................................................................................
            26,682   Abbott Laboratories                                                                       1,067,280
.........................................................................................................................
             3,200   Albany Molecular Research, Inc. (NON)                                                        47,331
.........................................................................................................................
             1,100   Allergan, Inc.                                                                               63,382
.........................................................................................................................
             7,430   American Medical Security Group, Inc. (NON)                                                 103,871
.........................................................................................................................
            10,100   American Pharmaceutical Partners, Inc. (NON)                                                179,780
.........................................................................................................................
             2,600   AmerisourceBergen Corp.                                                                     141,206
.........................................................................................................................
            20,040   Amgen, Inc. (NON)                                                                           968,734
.........................................................................................................................
             5,100   Amylin Pharmaceuticals, Inc. (NON)                                                           82,314
.........................................................................................................................
            10,700   Antigenics, Inc. (NON)                                                                      109,568
.........................................................................................................................
             7,740   Applied Molecular Evolution, Inc. (NON)                                                      15,867
.........................................................................................................................
            20,940   Apria Healthcare Group, Inc. (NON)                                                          465,706
.........................................................................................................................
            53,406   AstraZeneca PLC (United Kingdom)                                                          1,908,600
.........................................................................................................................
             2,770   Avigen, Inc. (NON)                                                                           15,817
.........................................................................................................................
             4,710   Barr Laboratories, Inc. (NON)                                                               306,574
.........................................................................................................................
             3,400   Baxter International, Inc.                                                                   95,200
.........................................................................................................................
               600   Becton, Dickinson and Co.                                                                    18,414
.........................................................................................................................
            28,040   Beverly Enterprises, Inc. (NON)                                                              79,914
.........................................................................................................................
             9,100   Bio-Rad Laboratories, Inc. Class A (NON)                                                    352,170
.........................................................................................................................
               400   Biogen, Inc. (NON)                                                                           16,024
.........................................................................................................................
             1,670   Bioreliance Corp. (NON)                                                                      38,694
.........................................................................................................................
             5,345   Biosite Diagnostics, Inc. (NON)                                                             181,837
.........................................................................................................................
             7,120   Boston Scientific Corp. (NON)                                                               302,742
.........................................................................................................................
             1,700   Bristol-Myers Squibb Co.                                                                     39,355
.........................................................................................................................
               300   C.R. Bard, Inc.                                                                              17,400
.........................................................................................................................
             6,760   Cardinal Health, Inc.                                                                       400,124
.........................................................................................................................
             3,300   Centene Corp. (NON)                                                                         110,847
.........................................................................................................................
             8,150   Charles River Laboratories
                     International, Inc. (NON)                                                                   313,612
.........................................................................................................................
             1,200   Chiron Corp. (NON)                                                                           45,120
.........................................................................................................................
             4,621   CIGNA Corp.                                                                                 190,016
.........................................................................................................................
            12,960   Cobalt Corp. (NON)                                                                          178,848
.........................................................................................................................
            12,510   Connetics Corp. (NON)                                                                       150,370
.........................................................................................................................
             3,240   Conventry Health Care, Inc. (NON)                                                            94,057
.........................................................................................................................
            21,500   Corixa Corp. (NON)                                                                          137,385
.........................................................................................................................
            16,190   Cyberonics, Inc. (NON)                                                                      297,896
.........................................................................................................................
            13,800   DaVita, Inc. (NON)                                                                          340,446
.........................................................................................................................
             3,770   DENTSPLY International, Inc.                                                                140,244
.........................................................................................................................
            11,370   Endo Pharmaceuticals Holdings, Inc. (NON)                                                    87,538
.........................................................................................................................
            14,700   Enzon, Inc. (NON)                                                                           245,784
.........................................................................................................................
             2,440   Exact Sciences Corp. (NON)                                                                   26,425
.........................................................................................................................
             4,160   Express Scripts, Inc. Class A (NON)                                                         199,846
.........................................................................................................................
            16,030   Fisher Scientific International, Inc. (NON)                                                 482,182
.........................................................................................................................
             5,210   Forest Laboratories, Inc. (NON)                                                             511,726
.........................................................................................................................
               673   Genesis Health Ventures, Inc. (NON)                                                          10,398
.........................................................................................................................
             2,720   Genta, Inc. (NON)                                                                            20,917
.........................................................................................................................
            37,552   Gentiva Health Svcs., Inc.                                                                  330,833
.........................................................................................................................
            61,228   GlaxoSmithKline PLC (United Kingdom)                                                      1,174,893
.........................................................................................................................
             8,080   Guidant Corp. (NON)                                                                         249,268
.........................................................................................................................
            10,800   Guilford Pharmaceuticals, Inc. (NON)                                                         42,984
.........................................................................................................................
            18,217   HCA, Inc.                                                                                   756,006
.........................................................................................................................
             1,370   Health Management Associates, Inc.                                                           24,523
.........................................................................................................................
               700   Health Net, Inc. (NON)                                                                       18,480
.........................................................................................................................
             6,120   HealthTronics Surgical Svcs., Inc. (NON)                                                     49,027
.........................................................................................................................
               100   IDEC Pharmaceuticals Corp. (NON)                                                              3,317
.........................................................................................................................
             3,490   IDEXX Laboratories, Inc. (NON)                                                              114,647
.........................................................................................................................
               900   IDX Systems Corp. (NON)                                                                      15,327
.........................................................................................................................
             8,930   Immucor, Inc. (NON)                                                                         180,833
.........................................................................................................................
             8,596   Intermagnetics General Corp. (NON)                                                          168,825
.........................................................................................................................
             9,390   InterMune, Inc. (NON)                                                                       239,539
.........................................................................................................................
             1,500   Inverness Medical Innovations, Inc. (NON)                                                    19,725
.........................................................................................................................
             5,090   Invitrogen Corp. (NON)                                                                      159,266
.........................................................................................................................
            49,272   Johnson & Johnson                                                                         2,646,399
.........................................................................................................................
            18,925   King Pharmaceuticals, Inc. (NON)                                                            325,321
.........................................................................................................................
             9,200   Kos Pharmaceuticals, Inc. (NON)                                                             174,800
.........................................................................................................................
             4,000   Lilly (Eli) & Co.                                                                           254,000
.........................................................................................................................
               153   Mariner Health Care, Inc. (NON)                                                               1,148
.........................................................................................................................
             9,840   Maxygen, Inc. (NON)                                                                          74,981
.........................................................................................................................
             1,000   McKesson Corp.                                                                               27,030
.........................................................................................................................
             2,580   Medicines Co. (NON)                                                                          41,332
.........................................................................................................................
             2,400   MedImmune, Inc. (NON)                                                                        65,208
.........................................................................................................................
            12,780   Medtronic, Inc.                                                                             582,768
.........................................................................................................................
            19,360   Mentor Corp.                                                                                745,360
.........................................................................................................................
            19,627   Merck & Co., Inc.                                                                         1,111,084
.........................................................................................................................
             3,730   Meridian Medical Technologies, Inc. (NON)                                                   165,612
.........................................................................................................................
            22,590   Mid Atlantic Medical Svcs., Inc. (NON)                                                      731,916
.........................................................................................................................
             2,240   Molecular Devices Corp. (NON)                                                                36,893
.........................................................................................................................
            10,340   Mylan Laboratories, Inc.                                                                    360,866
.........................................................................................................................
            45,220   Novartis AG (Switzerland)                                                                 1,650,401
.........................................................................................................................
             9,260   Ocular Sciences, Inc. (NON)                                                                 143,715
.........................................................................................................................
             7,660   Oxford Health Plans, Inc. (NON)                                                             279,207
.........................................................................................................................
             5,730   Pain Therapeutics, Inc. (NON)                                                                13,695
.........................................................................................................................
             3,156   Pall Corp.                                                                                   52,642
.........................................................................................................................
             7,900   Per-Se Technologies, Inc. (NON)                                                              70,855
.........................................................................................................................
            21,350   Perrigo Co. (NON)                                                                           259,403
.........................................................................................................................
            68,630   Pfizer, Inc.                                                                              2,098,019
.........................................................................................................................
             9,975   Pharmaceutical Product
                     Development, Inc. (NON)                                                                     291,968
.........................................................................................................................
            52,184   Pharmacia Corp.                                                                           2,181,291
.........................................................................................................................
             6,070   Pharmacopeia, Inc. (NON)                                                                     54,144
.........................................................................................................................
            11,510   Pharmacyclics, Inc. (NON)                                                                    41,091
.........................................................................................................................
             3,490   PolyMedica Corp. (NON)                                                                      107,632
.........................................................................................................................
            16,580   Possis Medical, Inc. (NON)                                                                  298,440
.........................................................................................................................
            19,000   Prime Medical Svcs., Inc. (NON)                                                             164,730
.........................................................................................................................
            31,380   PSS World Medical, Inc. (NON)                                                               214,639
.........................................................................................................................
             2,000   Quintiles Transnational Corp. (NON)                                                          24,200
.........................................................................................................................
             3,060   Respironics, Inc. (NON)                                                                      93,119
.........................................................................................................................
            26,707   Sanofi-Synthelabo SA (France)                                                             1,632,378
.........................................................................................................................
             1,900   Schering-Plough Corp.                                                                        42,180
.........................................................................................................................
            13,315   Select Medical Corp. (NON)                                                                  179,619
.........................................................................................................................
            15,100   Sepracor, Inc. (NON)                                                                        146,017
.........................................................................................................................
            31,500   Service Corp. International (NON)                                                           104,580
.........................................................................................................................
            22,000   Sierra Health Svcs., Inc. (NON)                                                             264,220
.........................................................................................................................
             5,830   Specialty Laboratories, Inc. (NON)                                                           56,318
.........................................................................................................................
             6,280   St. Jude Medical, Inc. (NON)                                                                249,442
.........................................................................................................................
             4,600   Steris Corp. (NON)                                                                          111,550
.........................................................................................................................
               264   Synthes-Stratec, Inc. (Switzerland)                                                         161,956
.........................................................................................................................
             4,700   Takeda Chemical Industries, Ltd. (Japan)                                                    196,477
.........................................................................................................................
             1,400   Tenet Healthcare Corp. (NON)                                                                 22,960
.........................................................................................................................
             5,980   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                230,888
.........................................................................................................................
             7,400   Theragenics Corp. (NON)                                                                      29,822
.........................................................................................................................
             1,300   Transkaryotic Therapies, Inc. (Malaysia) (NON)                                               12,870
.........................................................................................................................
             1,200   Trimeris, Inc. (NON)                                                                         51,708
.........................................................................................................................
            10,230   UnitedHealth Group, Inc.                                                                    854,205
.........................................................................................................................
            24,040   US Oncology, Inc. (NON)                                                                     208,427
.........................................................................................................................
             6,240   Varian Medical Systems, Inc. (NON)                                                          309,504
.........................................................................................................................
            21,930   VitalWorks, Inc. (NON)                                                                       84,431
.........................................................................................................................
               500   Waters Corp. (NON)                                                                           10,890
.........................................................................................................................
             8,100   Watson Pharmaceuticals, Inc. (NON)                                                          228,987
.........................................................................................................................
             7,760   Wellpoint Health Networks, Inc. (NON)                                                       552,202
.........................................................................................................................
             6,270   Wyeth                                                                                       234,498
.........................................................................................................................
             9,100   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                     263,835
.........................................................................................................................
             3,970   Zimmer Holdings, Inc. (NON)                                                                 164,834
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,062,259
------------------------------------------------------------------------------------------------------------------------
Insurance (2.0%)
.........................................................................................................................
            25,115   ACE, Ltd. (Bermuda)                                                                         736,874
.........................................................................................................................
             1,981   AMBAC Financial Group, Inc.                                                                 111,411
.........................................................................................................................
            21,756   American International Group, Inc.                                                        1,258,585
.........................................................................................................................
             7,800   AmerUs Group Co.                                                                            220,506
.........................................................................................................................
             5,700   AON Corp.                                                                                   107,673
.........................................................................................................................
             7,100   Commerce Group, Inc.                                                                        266,179
.........................................................................................................................
               300   Erie Indemnity Co. Class A                                                                   10,878
.........................................................................................................................
             4,360   FBL Financial Group, Inc. Class A                                                            84,889
.........................................................................................................................
             8,410   Fidelity National Financial, Inc.                                                           276,100
.........................................................................................................................
             6,530   First American Corp.                                                                        144,966
.........................................................................................................................
             4,729   Hartford Financial Services
                     Group, Inc. (The)                                                                           214,838
.........................................................................................................................
             7,720   Hilb, Rogal & Hamilton Co.                                                                  315,748
.........................................................................................................................
            78,739   ING Groep NV (Netherlands)                                                                1,333,500
.........................................................................................................................
               550   Jefferson-Pilot Corp.                                                                        20,961
.........................................................................................................................
             2,600   Landamerica Financial Group, Inc.                                                            92,170
.........................................................................................................................
               800   Loews Corp.                                                                                  35,568
.........................................................................................................................
             6,555   MBIA, Inc.                                                                                  287,502
.........................................................................................................................
                57   Millea Holdings, Inc. (Japan)                                                               410,265
.........................................................................................................................
            16,000   Mitsui Sumitomo
                     Insurance Co., Ltd. (Japan)                                                                  73,628
.........................................................................................................................
             3,353   Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                   400,735
.........................................................................................................................
             1,950   Old Republic International Corp.                                                             54,600
.........................................................................................................................
            15,836   Radian Group, Inc.                                                                          588,307
.........................................................................................................................
               500   Stancorp Financial Group                                                                     24,425
.........................................................................................................................
             8,210   Stewart Information Svcs. (NON)                                                             175,612
.........................................................................................................................
               300   Torchmark Corp.                                                                              10,959
.........................................................................................................................
             1,022   Travelers Property Casualty Corp.
                     Class A (NON)                                                                                14,972
.........................................................................................................................
            20,327   Travelers Property Casualty Corp.
                     Class B (NON)                                                                               297,791
.........................................................................................................................
             2,450   UnumProvident Corp.                                                                          42,973
.........................................................................................................................
            15,638   XL Capital, Ltd. Class A (Bermuda)                                                        1,208,036
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,820,651
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
.........................................................................................................................
             2,760   Goldman Sachs Group, Inc. (The)                                                             187,956
.........................................................................................................................
               300   Investment Technology Group, Inc. (NON)                                                       6,708
.........................................................................................................................
               200   John Nuveen Co. (The) Class A                                                                 5,070
.........................................................................................................................
               946   Julius Baer Holdings, Ltd. AG Class B
                     (Switzerland)                                                                               205,310
.........................................................................................................................
            14,962   Merrill Lynch & Co., Inc.                                                                   567,808
.........................................................................................................................
            14,452   Morgan Stanley Dean Witter & Co.                                                            576,924
.........................................................................................................................
            46,000   Nikko Securities Co., Ltd. (Japan)                                                          155,078
.........................................................................................................................
               600   SEI Investments Co.                                                                          16,308
.........................................................................................................................
             1,230   Student Loan Corp.                                                                          120,294
.........................................................................................................................
            14,830   UBS AG (Switzerland)                                                                        720,955
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,562,411
------------------------------------------------------------------------------------------------------------------------
Other (--%)
.........................................................................................................................
               488   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                        43,056
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.8%)
.........................................................................................................................
             2,060   Alexandria Real Estate Equities, Inc. (R)                                                    87,756
.........................................................................................................................
            14,900   Annaly Mortgage Management, Inc. (R)                                                        280,120
.........................................................................................................................
            27,400   Anthracite Capital, Inc. (R)                                                                298,660
.........................................................................................................................
            14,190   Anworth Mortgage Asset Corp. (R)                                                            178,368
.........................................................................................................................
            28,230   Apex Mortgage Capital, Inc. (R)                                                             184,624
.........................................................................................................................
             3,250   Brandywine Realty Trust (R)                                                                  70,883
.........................................................................................................................
             3,270   CBL & Associates Properties (R)                                                             130,964
.........................................................................................................................
             1,300   CenterPoint Properties Corp. (R)                                                             74,295
.........................................................................................................................
            60,900   Cheung Kong Holdings, Ltd.
                     (Hong Kong)                                                                                 396,337
.........................................................................................................................
            13,894   Equity Office Properties Trust (R)                                                          347,072
.........................................................................................................................
            10,286   Equity Residential Properties Trust (R)                                                     252,830
.........................................................................................................................
             1,810   Essex Property Trust, Inc. (R)                                                               92,039
.........................................................................................................................
             6,400   Federal Realty Investment Trust (R)                                                         179,968
.........................................................................................................................
             7,700   FelCor Lodging Trust, Inc. (R)                                                               88,088
.........................................................................................................................
               600   First Industrial Realty Trust (R)                                                            16,800
.........................................................................................................................
             4,390   Glimcher Realty Trust (R)                                                                    77,923
.........................................................................................................................
             3,310   Health Care REIT, Inc. (R)                                                                   89,536
.........................................................................................................................
             9,400   Meristar Hospitality Corp. (R)                                                               62,040
.........................................................................................................................
             5,110   MFA Mortgage Investments, Inc. (R)                                                           42,924
.........................................................................................................................
             4,500   Mid-Atlantic Realty Trust (R)                                                                78,300
.........................................................................................................................
             3,920   Mission West Properties (R)                                                                  38,808
.........................................................................................................................
             4,090   Nationwide Health Properties, Inc. (R)                                                       61,064
.........................................................................................................................
             4,940   Post Properties, Inc. (R)                                                                   118,066
.........................................................................................................................
             3,310   Prentiss Properties Trust (R)                                                                93,607
.........................................................................................................................
             2,710   SL Green Realty Corp. (R)                                                                    85,636
.........................................................................................................................
             7,040   Town & Country Trust (The)                                                                  148,544
.........................................................................................................................
             3,200   USB Holding Co., Inc.                                                                        56,640
.........................................................................................................................
             3,730   Weingarten Realty Investors (R)                                                             137,488
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,769,380
------------------------------------------------------------------------------------------------------------------------
Technology (8.4%)
.........................................................................................................................
             1,250   Accenture, Ltd. Class A (Bermuda) (NON)                                                      22,488
.........................................................................................................................
            17,200   Activision, Inc. (NON)                                                                      250,948
.........................................................................................................................
             1,000   Acxiom Corp. (NON)                                                                           15,380
.........................................................................................................................
               950   Adobe Systems, Inc.                                                                          23,561
.........................................................................................................................
               950   Advanced Fibre Communications (NON)                                                          15,846
.........................................................................................................................
             5,880   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               309,582
.........................................................................................................................
            12,155   Agilent Technologies, Inc. (NON)                                                            218,304
.........................................................................................................................
            10,480   Altera Corp. (NON)                                                                          129,218
.........................................................................................................................
             2,250   American Power Conversion Corp. (NON)                                                        34,088
.........................................................................................................................
             1,250   Analog Devices, Inc. (NON)                                                                   29,838
.........................................................................................................................
             9,540   Anixter International, Inc. (NON)                                                           221,805
.........................................................................................................................
             5,550   Ansys, Inc. (NON)                                                                           112,110
.........................................................................................................................
               750   Apple Computer, Inc. (NON)                                                                   10,748
.........................................................................................................................
            21,900   Applied Materials, Inc. (NON)                                                               285,357
.........................................................................................................................
            87,700   Arris Group, Inc. (NON)                                                                     313,089
.........................................................................................................................
               950   Arrow Electronics, Inc. (NON)                                                                12,151
.........................................................................................................................
             4,580   Artisan Components, Inc. (NON)                                                               70,669
.........................................................................................................................
            36,400   Aspect Communications Corp. (NON)                                                           103,376
.........................................................................................................................
             8,430   Automatic Data Processing, Inc.                                                             330,878
.........................................................................................................................
            36,220   Avid Technology, Inc. (NON)                                                                 831,249
.........................................................................................................................
             1,750   Avnet, Inc. (NON)                                                                            18,953
.........................................................................................................................
             8,020   Avocent Corp. (NON)                                                                         178,204
.........................................................................................................................
            24,831   BearingPoint, Inc. (NON)                                                                    171,334
.........................................................................................................................
            23,560   Benchmark Electronics, Inc. (NON)                                                           675,230
.........................................................................................................................
            21,157   BMC Software, Inc. (NON)                                                                    361,996
.........................................................................................................................
             2,200   Broadcom Corp. Class A (NON)                                                                 33,132
.........................................................................................................................
            22,920   Carreker Corp. (NON)                                                                        103,828
.........................................................................................................................
            18,280   Celestica, Inc. (Canada) (NON)                                                              257,748
.........................................................................................................................
            58,500   Centillium Communications, Inc. (NON)                                                       132,210
.........................................................................................................................
             5,100   Checkfree Corp. (NON)                                                                        81,605
.........................................................................................................................
           130,720   Cisco Systems, Inc. (NON)                                                                 1,712,432
.........................................................................................................................
             1,760   Cognizant Technology Solutions Corp. (NON)                                                  127,125
.........................................................................................................................
             5,060   Coinstar, Inc. (NON)                                                                        114,609
.........................................................................................................................
            24,000   Compucom Systems, Inc. (NON)                                                                134,640
.........................................................................................................................
            28,712   Computer Associates International, Inc.                                                     387,612
.........................................................................................................................
            10,790   Computer Sciences Corp. (NON)                                                               371,716
.........................................................................................................................
            10,990   Computer Task Group, Inc. (NON)                                                              38,355
.........................................................................................................................
             2,500   Compuware Corp. (NON)                                                                        12,000
.........................................................................................................................
             8,460   Concerto Software, Inc. (NON)                                                                57,105
.........................................................................................................................
             3,800   Concord Communications, Inc. (NON)                                                           34,162
.........................................................................................................................
             2,000   Convergys Corp. (NON)                                                                        30,300
.........................................................................................................................
            13,100   Cree Research, Inc. (NON)                                                                   214,185
.........................................................................................................................
               400   CSG Systems International, Inc. (NON)                                                         5,460
.........................................................................................................................
             2,720   Datastream Systems, Inc. (NON)                                                               17,408
.........................................................................................................................
            52,070   Dell Computer Corp. (NON)                                                                 1,392,352
.........................................................................................................................
             7,450   DocuCorp International, Inc. (NON)                                                           49,326
.........................................................................................................................
            10,030   Documentum, Inc. (NON)                                                                      157,070
.........................................................................................................................
             4,050   Ducommun, Inc. (NON)                                                                         64,193
.........................................................................................................................
             1,960   Dynamics Research Corp. (NON)                                                                27,460
.........................................................................................................................
             8,560   Electronic Arts, Inc. (NON)                                                                 426,031
.........................................................................................................................
            15,651   Electronic Data Systems Corp.                                                               288,448
.........................................................................................................................
             7,800   EMC Corp. (NON)                                                                              47,892
.........................................................................................................................
             2,010   Equifax, Inc.                                                                                46,511
.........................................................................................................................
            53,850   ESS Technology (NON)                                                                        338,717
.........................................................................................................................
             1,810   Fair, Isaac and Co., Inc.                                                                    77,287
.........................................................................................................................
             2,677   Fidelity National Information
                     Solutions, Inc. (NON)                                                                        46,178
.........................................................................................................................
             6,870   FileNET Corp. (NON)                                                                          83,814
.........................................................................................................................
               600   Fiserv, Inc. (NON)                                                                           20,370
.........................................................................................................................
            23,646   Flextronics International, Ltd.
                     (Singapore) (NON)                                                                           193,661
.........................................................................................................................
            30,400   Foundry Networks, Inc. (NON)                                                                214,016
.........................................................................................................................
             2,910   Gartner, Inc. Class A (NON)                                                                  26,772
.........................................................................................................................
            11,000   Genesis Microchip, Inc. (NON)                                                               143,550
.........................................................................................................................
            64,375   Hewlett-Packard Co.                                                                       1,117,550
.........................................................................................................................
             5,280   Hutchinson Technology, Inc. (NON)                                                           109,296
.........................................................................................................................
            13,500   Hyperion Solutions Corp. (NON)                                                              346,545
.........................................................................................................................
            13,956   IBM Corp.                                                                                 1,081,590
.........................................................................................................................
            22,400   Ikon Office Solutions, Inc.                                                                 160,160
.........................................................................................................................
             4,200   Imagistics International, Inc. (NON)                                                         84,000
.........................................................................................................................
            10,750   Imation Corp. (NON)                                                                         377,110
.........................................................................................................................
             3,900   Ingram Micro, Inc. Class A (NON)                                                             48,165
.........................................................................................................................
           112,470   Intel Corp.                                                                               1,751,158
.........................................................................................................................
            25,240   Inter-Tel, Inc.                                                                             527,768
.........................................................................................................................
             6,400   InterDigital Communications Corp. (NON)                                                      93,184
.........................................................................................................................
             8,612   Intersil Corp. Class A (NON)                                                                120,051
.........................................................................................................................
            26,030   Iomega Corp. (NON)                                                                          204,336
.........................................................................................................................
            17,180   Itron, Inc. (NON)                                                                           329,341
.........................................................................................................................
            33,540   J.D. Edwards & Co. (NON)                                                                    378,331
.........................................................................................................................
             2,820   j2 Global Communications, Inc. (NON)                                                         53,693
.........................................................................................................................
            12,810   Jabil Circuit, Inc. (NON)                                                                   229,555
.........................................................................................................................
             3,400   KLA-Tencor Corp. (NON)                                                                      120,258
.........................................................................................................................
            10,769   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                                188,709
.........................................................................................................................
               650   LAM Research Corp. (NON)                                                                      7,020
.........................................................................................................................
             5,960   Lexmark International, Inc. (NON)                                                           360,580
.........................................................................................................................
             1,900   Linear Technology Corp.                                                                      48,868
.........................................................................................................................
            12,790   LTX Corp. (NON)                                                                              77,124
.........................................................................................................................
            11,650   Maxim Integrated Products, Inc.                                                             384,916
.........................................................................................................................
            15,900   Maxtor Corp. (NON)                                                                           80,454
.........................................................................................................................
            28,400   McDATA Corp. Class A (NON)                                                                  201,640
.........................................................................................................................
             1,100   Microchip Technology, Inc.                                                                   26,895
.........................................................................................................................
            63,940   Microsoft Corp. (NON)                                                                     3,305,698
.........................................................................................................................
            28,330   Motorola, Inc.                                                                              245,055
.........................................................................................................................
             3,780   MRO Software, Inc. (NON)                                                                     45,908
.........................................................................................................................
             9,560   MSC.Software Corp. (NON)                                                                     73,803
.........................................................................................................................
            17,270   MTS Systems Corp.                                                                           173,045
.........................................................................................................................
             7,400   NCR Corp. (NON)                                                                             175,676
.........................................................................................................................
             8,700   NETIQ Corp. (NON)                                                                           107,445
.........................................................................................................................
            32,981   Network Associates, Inc. (NON)                                                              530,664
.........................................................................................................................
            68,672   Nokia OYJ (Finland)                                                                       1,091,672
.........................................................................................................................
            40,000   Novell, Inc. (NON)                                                                          133,600
.........................................................................................................................
            22,145   Oak Technology, Inc. (NON)                                                                   58,684
.........................................................................................................................
            23,000   Olympus Optical Co., Ltd. (Japan)                                                           374,901
.........................................................................................................................
            38,900   Openwave Systems, Inc. (NON)                                                                 77,800
.........................................................................................................................
            56,810   Oracle Corp. (NON)                                                                          613,548
.........................................................................................................................
             4,920   Overland Storage, Inc. (NON)                                                                 71,739
.........................................................................................................................
            11,110   Overture Svcs., Inc. (NON)                                                                  303,414
.........................................................................................................................
             4,730   Pegasystems, Inc. (NON)                                                                      24,170
.........................................................................................................................
             5,970   PeopleSoft, Inc. (NON)                                                                      109,251
.........................................................................................................................
             1,200   PerkinElmer, Inc.                                                                             9,900
.........................................................................................................................
             3,870   Perot Systems Corp. Class A (NON)                                                            41,486
.........................................................................................................................
             9,512   Photronics, Inc. (NON)                                                                      130,314
.........................................................................................................................
            19,410   Pinnacle Systems, Inc. (NON)                                                                264,170
.........................................................................................................................
            14,210   Pioneer-Standard Electronics, Inc.                                                          130,448
.........................................................................................................................
             3,910   Planar Systems, Inc. (NON)                                                                   80,663
.........................................................................................................................
            52,000   PLX Technology, Inc. (NON)                                                                  203,320
.........................................................................................................................
             9,150   PMC - Sierra, Inc. (NON)                                                                     50,874
.........................................................................................................................
            18,000   PTEK Holdings, Inc. (NON)                                                                    79,200
.........................................................................................................................
            10,160   QLogic Corp. (NON)                                                                          350,622
.........................................................................................................................
            18,437   QUALCOMM, Inc. (NON)                                                                        670,922
.........................................................................................................................
            10,980   Rambus, Inc. (NON)                                                                           73,676
.........................................................................................................................
             5,900   RF Micro Devices, Inc. (NON)                                                                 43,247
.........................................................................................................................
             2,200   Rohm Co., Ltd. (Japan)                                                                      280,169
.........................................................................................................................
            70,770   S1 Corp. (NON)                                                                              315,634
.........................................................................................................................
             7,141   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             1,890,938
.........................................................................................................................
             4,000   SanDisk Corp. (NON)                                                                          81,200
.........................................................................................................................
             1,200   SAP AG (Germany)                                                                             94,059
.........................................................................................................................
             2,400   Scientific-Atlanta, Inc.                                                                     28,464
.........................................................................................................................
            13,240   Semitool, Inc. (NON)                                                                         82,220
.........................................................................................................................
             4,090   Semtech Corp. (NON)                                                                          44,663
.........................................................................................................................
               800   Siebel Systems, Inc. (NON)                                                                    5,984
.........................................................................................................................
             7,440   Silicon Laboratories, Inc. (NON)                                                            141,955
.........................................................................................................................
            20,630   Skyworks Solutions, Inc. (NON)                                                              177,831
.........................................................................................................................
             3,160   SS&C Technologies, Inc. (NON)                                                                33,657
.........................................................................................................................
            12,700   Storage Technology Corp. (NON)                                                              272,034
.........................................................................................................................
            38,244   Sun Microsystems, Inc. (NON)                                                                118,939
.........................................................................................................................
             9,320   SunGard Data Systems, Inc. (NON)                                                            219,579
.........................................................................................................................
             5,250   Symantec Corp. (NON)                                                                        212,678
.........................................................................................................................
            28,140   Symmetricom, Inc. (NON)                                                                     118,751
.........................................................................................................................
            14,300   Take-Two Interactive Software, Inc. (NON)                                                   335,907
.........................................................................................................................
            15,400   Tekelec (NON)                                                                               160,930
.........................................................................................................................
           581,249   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden) (NON)                                                                      407,238
.........................................................................................................................
             3,800   Tellabs, Inc. (NON)                                                                          27,626
.........................................................................................................................
            33,080   Texas Instruments, Inc.                                                                     496,531
.........................................................................................................................
             6,372   TietoEnator OYJ (Finland)                                                                    86,920
.........................................................................................................................
             4,400   Transaction Systems Architects, Inc. (NON)                                                   28,600
.........................................................................................................................
             5,490   Trimble Navigation, Ltd. (NON)                                                               68,570
.........................................................................................................................
            10,090   United Online, Inc. (NON)                                                                   160,845
.........................................................................................................................
            42,760   Unova, Inc. (NON)                                                                           256,560
.........................................................................................................................
             2,100   Varian Semiconductor Equipment (NON)                                                         49,898
.........................................................................................................................
             1,570   Virage Logic Corp. (NON)                                                                     15,747
.........................................................................................................................
               600   Vishay Intertechnology, Inc. (NON)                                                            6,708
.........................................................................................................................
             4,920   W.W. Grainger, Inc.                                                                         253,626
.........................................................................................................................
             2,400   Websense, Inc. (NON)                                                                         51,266
.........................................................................................................................
            68,779   Western Digital Corp. (NON)                                                                 439,498
.........................................................................................................................
             9,600   Xilinx, Inc. (NON)                                                                          197,760
.........................................................................................................................
             4,400   Zoran Corp. (NON)                                                                            61,908
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,633,787
------------------------------------------------------------------------------------------------------------------------
Transportation (0.7%)
.........................................................................................................................
            25,230   Airborne, Inc.                                                                              374,161
.........................................................................................................................
             3,300   Arkansas Best Corp. (NON)                                                                    85,737
.........................................................................................................................
             2,350   Burlington Northern Santa Fe Corp.                                                           61,124
.........................................................................................................................
             8,770   Canadian National Railway Co. (Canada)                                                      362,359
.........................................................................................................................
             4,374   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                                 181,783
.........................................................................................................................
               400   CNF Transportation, Inc.                                                                     13,296
.........................................................................................................................
             1,550   CSX Corp.                                                                                    43,881
.........................................................................................................................
                42   East Japan Railway Co. (Japan)                                                              208,496
.........................................................................................................................
            11,600   EGL, Inc. (NON)                                                                             165,300
.........................................................................................................................
            29,720   Mesa Air Group, Inc. (NON)                                                                  120,960
.........................................................................................................................
             2,100   Roadway Corp.                                                                                77,301
.........................................................................................................................
             4,300   Southwest Airlines Co.                                                                       59,770
.........................................................................................................................
            14,558   TPG NV (Netherlands)                                                                        236,010
.........................................................................................................................
            16,176   Union Pacific Corp.                                                                         968,457
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,958,635
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.7%)
.........................................................................................................................
             3,800   AGL Resources, Inc.                                                                          92,340
.........................................................................................................................
             3,900   Allegheny Energy, Inc.                                                                       29,484
.........................................................................................................................
             4,680   Black Hills Corp.                                                                           124,114
.........................................................................................................................
            28,317   CenterPoint Energy, Inc.                                                                    240,695
.........................................................................................................................
             7,423   Cinergy Corp.                                                                               250,304
.........................................................................................................................
             4,416   Constellation Energy Group, Inc.                                                            122,853
.........................................................................................................................
             5,889   Dominion Resources, Inc.                                                                    323,306
.........................................................................................................................
            16,823   DPL, Inc.                                                                                   258,065
.........................................................................................................................
             2,679   DTE Energy Co.                                                                              124,306
.........................................................................................................................
               750   Duke Energy Corp.                                                                            14,655
.........................................................................................................................
            18,810   Edison International (NON)                                                                  222,899
.........................................................................................................................
            20,905   El Paso Corp.                                                                               145,499
.........................................................................................................................
            12,601   Entergy Corp.                                                                               574,480
.........................................................................................................................
               800   Exelon Corp.                                                                                 42,216
.........................................................................................................................
             5,359   FirstEnergy Corp.                                                                           176,686
.........................................................................................................................
               400   FPL Group, Inc.                                                                              24,052
.........................................................................................................................
               450   Hong Kong and China Gas Co., Ltd.
                     (Hong Kong)                                                                                     583
.........................................................................................................................
            94,500   Hong Kong Electric Holdings, Ltd.
                     (Hong Kong)                                                                                 357,491
.........................................................................................................................
            34,886   Iberdrola SA (Spain)                                                                        488,689
.........................................................................................................................
            32,810   Korea Electric Power Corp.
                     (South Korea)                                                                               504,961
.........................................................................................................................
               500   NiSource, Inc.                                                                               10,000
.........................................................................................................................
            11,311   Northeast Utilities                                                                         171,588
.........................................................................................................................
            20,820   Northwestern Corp.                                                                          105,766
.........................................................................................................................
            18,011   PG&E Corp. (NON)                                                                            250,353
.........................................................................................................................
            16,800   PNM Resources, Inc.                                                                         400,176
.........................................................................................................................
             2,017   PPL Corp.                                                                                    69,950
.........................................................................................................................
             8,878   Progress Energy, Inc.                                                                       384,861
.........................................................................................................................
               550   Public Service Enterprise Group, Inc.                                                        17,655
.........................................................................................................................
            95,567   Scottish and Southern Energy PLC
                     (United Kingdom)                                                                            557,684
.........................................................................................................................
               950   Sempra Energy                                                                                22,468
.........................................................................................................................
            29,950   Sierra Pacific Resources (NON)                                                              194,675
.........................................................................................................................
            18,920   Southwestern Energy Co. (NON)                                                               216,634
.........................................................................................................................
           155,000   Tokyo Gas Co., Ltd. (Japan)                                                                 485,967
.........................................................................................................................
             9,180   UniSource Energy Corp.                                                                      158,722
.........................................................................................................................
            28,454   Vivendi Environnement (France)                                                              663,418
.........................................................................................................................
               300   Wisconsin Energy Corp.                                                                        7,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,835,155
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $282,487,737)                                                                    $251,754,132
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (13.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (1.0%)
.........................................................................................................................
            $6,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                $6,316
.........................................................................................................................
            70,000   Abitibi-Consolidated, Inc. company
                     guaranty 6.95s, 2006 (Canada)                                                                72,712
.........................................................................................................................
           330,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                333,300
.........................................................................................................................
           205,000   Bowater Canada Finance company
                     guaranty 7.95s, 2011 (Canada)                                                               215,400
.........................................................................................................................
           165,000   Chevron Phillips Chemical Co., LLC
                     notes 5 3/8s, 2007                                                                          173,529
.........................................................................................................................
           110,000   Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                                    128,563
.........................................................................................................................
            75,000   Dow Chemical Co. (The) debs.
                     8.55s,  2009                                                                                 86,974
.........................................................................................................................
            70,000   Dow Chemical Co. (The) notes 6s, 2012                                                        71,540
.........................................................................................................................
           175,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                181,603
.........................................................................................................................
           322,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company guaranty
                     10 1/8s, 2008                                                                               293,020
.........................................................................................................................
           105,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                     85,575
.........................................................................................................................
           170,000   Georgia-Pacific Corp. notes 8 1/8s, 2011                                                    161,500
.........................................................................................................................
           195,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                               217,425
.........................................................................................................................
           390,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                       423,150
.........................................................................................................................
           300,000   International Paper Co. notes 6 3/4s, 2011                                                  333,813
.........................................................................................................................
            23,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                        23,805
.........................................................................................................................
           395,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                379,200
.........................................................................................................................
           107,000   Lyondell Chemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                        102,720
.........................................................................................................................
           240,000   Millenium America, Inc. company
                     guaranty 7s, 2006                                                                           231,900
.........................................................................................................................
           170,000   Norske Skog Canada, Ltd. company
                     guaranty 8 5/8s, 2011 (Canada)                                                              171,275
.........................................................................................................................
            60,000   Noveon, Inc. company guaranty Ser. B,
                     11s, 2011                                                                                    64,800
.........................................................................................................................
            85,000   Oregon Steel Mills, Inc. 144A 1st mtge.
                     10s, 2009                                                                                    85,850
.........................................................................................................................
            45,000   Smurfit Capital Funding PLC notes
                     6 3/4s, 2005 (Ireland)                                                                       44,550
.........................................................................................................................
            30,000   Solutia, Inc. company guaranty
                     11 1/4s, 2009                                                                                25,350
.........................................................................................................................
           100,000   Sterling Chemicals Holdings sr. disc.
                     notes 13 1/2s, 2008 (In default) (NON)                                                          500
.........................................................................................................................
           155,000   Tembec Industries, Inc. company
                     guaranty 8 5/8s, 2009 (Canada)                                                              156,163
.........................................................................................................................
            70,000   Tembec Industries, Inc. company
                     guaranty 8 1/2s, 2011 (Canada)                                                               70,525
.........................................................................................................................
            30,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006                                                                  18,300
.........................................................................................................................
           385,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                         419,780
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,579,138
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.7%)
.........................................................................................................................
           185,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 7 5/8s, 2006                                                       184,075
.........................................................................................................................
            90,000   Amkor Technology, Inc. sr. notes
                     9 1/4s, 2008                                                                                 76,050
.........................................................................................................................
            70,000   Ball Corp. company guaranty 8 1/4s, 2008                                                     73,675
.........................................................................................................................
           130,000   Briggs & Stratton company guaranty
                     8 7/8s, 2011                                                                                140,075
.........................................................................................................................
           130,000   Browning-Ferris Industries, Inc. debs.
                     7.4s, 2035                                                                                  101,400
.........................................................................................................................
           180,000   Case Corp. notes 7 1/4s, 2016                                                               127,800
.........................................................................................................................
            75,000   Caterpillar Financial Svcs. Corp.
                     notes 6 7/8s, 2004                                                                           80,614
.........................................................................................................................
            65,000   Emerson Electric Co. notes 4 5/8s, 2012                                                      65,046
.........................................................................................................................
            70,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                         70,770
.........................................................................................................................
           202,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       208,060
.........................................................................................................................
            90,000   Litton Industries, Inc. sr. notes 8s, 2009                                                  104,582
.........................................................................................................................
           330,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                442,742
.........................................................................................................................
           195,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       221,636
.........................................................................................................................
           256,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                262,400
.........................................................................................................................
           140,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                141,400
.........................................................................................................................
           320,000   Raytheon Co. notes 6 3/4s, 2007                                                             354,838
.........................................................................................................................
           550,000   Waste Management, Inc. sr. notes
                     7 3/8s, 2010                                                                                601,777
.........................................................................................................................
            45,000   Waste Management, Inc. 144A notes
                     6 3/8s, 2012                                                                                 46,455
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,303,395
------------------------------------------------------------------------------------------------------------------------
Communication Services (1.1%)
.........................................................................................................................
           215,000   AT&T Corp. notes 6 1/2s, 2013                                                               215,672
.........................................................................................................................
            41,000   AT&T Corp. notes 6s, 2009                                                                    40,941
.........................................................................................................................
           100,000   AT&T Wireless Services, Inc. sr.
                     notes 7 7/8s, 2011                                                                          100,500
.........................................................................................................................
           240,000   Bell Atlantic Financial Services
                     notes Ser. A, 7.6s, 2007                                                                    273,712
.........................................................................................................................
           315,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                               401,594
.........................................................................................................................
            30,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                                35,996
.........................................................................................................................
            95,000   CenturyTel, Inc. sr. notes Ser. H,
                     8 3/8s, 2010                                                                                113,354
.........................................................................................................................
            90,000   CenturyTel, Inc. 144A sr. notes
                     7 7/8s, 2012                                                                                106,521
.........................................................................................................................
            85,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                 89,366
.........................................................................................................................
            95,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                113,146
.........................................................................................................................
           105,000   Citizens Communications Co. sr. notes
                     7 5/8s, 2008                                                                                116,252
.........................................................................................................................
           145,000   Deutsche Telekom International Finance
                     BV bonds 8s, 2010 (Netherlands)                                                             167,001
.........................................................................................................................
           120,000   Deutsche Telekom International
                     Finance BV company guaranty 8 1/4s,
                     2030 (Netherlands)                                                                          138,199
.........................................................................................................................
           165,000   Deutsche Telekom International
                     Finance BV company guaranty 8 1/4s,
                     2005 (Netherlands)                                                                          179,865
.........................................................................................................................
           360,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    416,257
.........................................................................................................................
            60,000   Koninklijke (Royal) KPN NV sr. unsub. notes
                     8 3/8s, 2030 (Netherlands)                                                                   74,018
.........................................................................................................................
            20,000   Koninklijke (Royal) KPN NV sr. unsub. notes
                     8s, 2010 (Netherlands)                                                                       23,422
.........................................................................................................................
           310,000   PanAmSat Corp. 144A sr. notes
                     8 3/4s, 2012                                                                                300,700
.........................................................................................................................
           180,000   Rogers Cantel, Ltd. debs. 9 3/8s,
                     2008 (Canada)                                                                               169,200
.........................................................................................................................
           110,000   Rogers Cantel, Ltd. sr. sub. notes
                     8.8s, 2007 (Canada)                                                                          92,400
.........................................................................................................................
           450,000   Telus Corp. notes 8s, 2011 (Canada)                                                         432,000
.........................................................................................................................
           300,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     291,000
.........................................................................................................................
           510,000   Verizon Global Funding Corp. notes
                     7 3/4s, 2030                                                                                593,924
.........................................................................................................................
            30,000   Vodafone Group PLC bonds 6 1/4s, 2032
                     (United Kingdom)                                                                             29,857
.........................................................................................................................
           245,000   Vodafone Group PLC notes 7 3/4s, 2010
                     (United Kingdom)                                                                            288,949
.........................................................................................................................
            65,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                             71,656
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,875,502
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
.........................................................................................................................
           115,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          108,675
.........................................................................................................................
           150,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                          145,500
.........................................................................................................................
           355,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                   331,925
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 586,100
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (2.6%)
.........................................................................................................................
            76,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                                81,510
.........................................................................................................................
           120,000   American Standard Cos., Inc. company
                     guaranty 7 5/8s, 2010                                                                       127,200
.........................................................................................................................
           162,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                    163,620
.........................................................................................................................
            65,000   AutoZone, Inc. notes 5 7/8s, 2012                                                            67,093
.........................................................................................................................
            67,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                        70,015
.........................................................................................................................
           180,000   D.R. Horton, Inc. company guaranty
                     10s, 2006                                                                                   181,575
.........................................................................................................................
           125,000   D.R. Horton, Inc. company guaranty
                     8 3/8s, 2004                                                                                126,875
.........................................................................................................................
           110,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8 1/2s, 2031                                                               135,379
.........................................................................................................................
           405,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.3s, 2012                                                                 454,350
.........................................................................................................................
            75,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                          75,810
.........................................................................................................................
           260,000   Dana Corp. notes 9s, 2011                                                                   251,550
.........................................................................................................................
           110,000   Dana Corp. notes 6 1/4s, 2004                                                               108,350
.........................................................................................................................
           120,000   Del Webb Corp. sr. sub. debs 9 3/8s, 2009                                                   127,350
.........................................................................................................................
            30,000   Deluxe Corp. notes 5s, 2012                                                                  30,549
.........................................................................................................................
            40,000   Dillards, Inc. notes 6.43s, 2004                                                             39,400
.........................................................................................................................
            60,000   Federated Department Stores sr. notes
                     8 1/2s, 2010                                                                                 72,395
.........................................................................................................................
           255,000   Felcor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                            257,550
.........................................................................................................................
            24,427   Fitzgeralds Gaming Corp. company
                     guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                                             6,107
.........................................................................................................................
           440,000   Ford Motor Co. bonds 6 5/8s, 2028                                                           350,827
.........................................................................................................................
           105,000   Ford Motor Co. notes 7.45s, 2031                                                             91,336
.........................................................................................................................
           110,000   Ford Motor Credit Corp. notes
                     7 7/8s, 2010                                                                                110,689
.........................................................................................................................
           510,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                504,939
.........................................................................................................................
           435,000   Ford Motor Credit Corp. sr. notes
                     5.8s, 2009                                                                                  403,460
.........................................................................................................................
           162,000   Gap, Inc. (The) notes 6.9s, 2007                                                            157,950
.........................................................................................................................
           120,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                    120,653
.........................................................................................................................
           465,000   General Motors Acceptance Corp. notes
                     6 7/8s, 2011                                                                                463,726
.........................................................................................................................
           570,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2006                                                                                579,192
.........................................................................................................................
           183,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                          137,045
.........................................................................................................................
            90,000   Harrah's Entertainment, Inc. company
                     guaranty 7 7/8s, 2005                                                                        95,400
.........................................................................................................................
            70,000   Harrah's Operating Co., Inc. company
                     guaranty 7 1/2s, 2009                                                                        78,239
.........................................................................................................................
           290,000   Hasbro, Inc. notes 6.15s, 2008                                                              278,400
.........................................................................................................................
            43,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                       44,935
.........................................................................................................................
           185,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      185,000
.........................................................................................................................
           610,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                        591,700
.........................................................................................................................
           210,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                          233,100
.........................................................................................................................
            65,000   International Game Technology sr.
                     notes 7 7/8s, 2004                                                                           67,600
.........................................................................................................................
           280,000   ITT Corp. notes 6 3/4s, 2005                                                                280,000
.........................................................................................................................
            55,000   JC Penney Co., Inc. debs. 7.4s, 2037                                                         55,550
.........................................................................................................................
           165,000   JC Penney Co., Inc. notes 7.6s, 2007                                                        167,063
.........................................................................................................................
           155,000   KB Home sr. sub. notes 9 1/2s, 2011                                                         164,300
.........................................................................................................................
           175,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 185,063
.........................................................................................................................
           150,000   Lear Corp. company guaranty Ser. B,
                     7.96s, 2005                                                                                 153,938
.........................................................................................................................
EUR         40,000   Lear Corp. sr. notes 8 1/8s, 2008                                                            42,497
.........................................................................................................................
          $110,000   Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                 119,900
.........................................................................................................................
            89,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                          92,115
.........................................................................................................................
           120,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                  117,300
.........................................................................................................................
            60,000   Limited, Inc. (The) notes 6 1/8s, 2012                                                       62,226
.........................................................................................................................
            10,000   M.D.C. Holdings, Inc. sr. notes
                     8 3/8s, 2008                                                                                 10,350
.........................................................................................................................
           140,000   Mandalay Resort Group sr. notes
                     9 1/2s, 2008                                                                                155,050
.........................................................................................................................
           420,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                452,550
.........................................................................................................................
            50,000   Mohegan Tribal Gaming Authority sr.
                     notes 8 1/8s, 2006                                                                           52,625
.........................................................................................................................
           185,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/4s, 2009                                                                     194,250
.........................................................................................................................
            90,000   Park Place Entertainment Corp. sr.
                     sub. notes 9 3/8s, 2007                                                                      96,075
.........................................................................................................................
           195,000   Park Place Entertainment Corp. sr.
                     sub. notes 7 7/8s, 2005                                                                     198,413
.........................................................................................................................
           210,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                      193,200
.........................................................................................................................
            30,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                                 32,325
.........................................................................................................................
           140,000   Ryland Group, Inc. sr. notes 9 3/4s,
                     2010                                                                                        153,300
.........................................................................................................................
            68,000   Saks, Inc. company guaranty 8 1/4s, 2008                                                     67,660
.........................................................................................................................
           160,000   Saks, Inc. company guaranty 7 1/2s, 2010                                                    151,200
.........................................................................................................................
           108,000   Schuler Homes, Inc. company guaranty
                     9 3/8s, 2009                                                                                110,160
.........................................................................................................................
           115,000   Sears Roebuck Acceptance Corp. bonds
                     7s, 2032                                                                                     96,404
.........................................................................................................................
           130,000   Standard Pacific Corp. sr. notes
                     9 1/2s, 2010                                                                                136,175
.........................................................................................................................
            60,000   Stanley Works (The) 144A notes
                     4.9s, 2012                                                                                   61,263
.........................................................................................................................
           140,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 7/8s, 2012                                                                138,600
.........................................................................................................................
           109,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                115,540
.........................................................................................................................
           180,000   Toll Corp. company guaranty 8 1/8s, 2009                                                    180,900
.........................................................................................................................
            40,000   Tommy Hilfiger USA, Inc. company
                     guaranty 6 1/2s, 2003                                                                        40,200
.........................................................................................................................
           100,000   TRW, Inc. notes 7 5/8s, 2006                                                                110,850
.........................................................................................................................
            40,000   TRW, Inc. notes 6 5/8s, 2004                                                                 41,574
.........................................................................................................................
           260,000   Visteon Corp. sr. notes 8 1/4s, 2010                                                        275,873
.........................................................................................................................
           105,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      101,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,477,208
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.8%)
.........................................................................................................................
           525,000   AOL Time Warner, Inc. bonds
                     7 5/8s, 2031                                                                                539,587
.........................................................................................................................
            35,000   AOL Time Warner, Inc. notes
                     5 5/8s, 2005                                                                                 35,791
.........................................................................................................................
           190,000   Archer Daniels Midland Co. notes
                     5.935s, 2032                                                                                191,841
.........................................................................................................................
           412,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                467,999
.........................................................................................................................
           420,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                      429,450
.........................................................................................................................
           180,000   Campbell Soup Co. notes 6 3/4s, 2011                                                        205,151
.........................................................................................................................
           330,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           360,113
.........................................................................................................................
           105,000   ConAgra, Inc. notes 7 7/8s, 2010                                                            126,979
.........................................................................................................................
            90,000   ConAgra, Inc. notes 6s, 2006                                                                 98,483
.........................................................................................................................
           130,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   137,150
.........................................................................................................................
            10,000   Constellation Brands, Inc. sr. sub.
                     notes Ser. B, 8 1/8s, 2012                                                                   10,350
.........................................................................................................................
           105,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                119,590
.........................................................................................................................
           125,000   Cox Communications, Inc. notes
                     7 1/8s, 2012                                                                                138,307
.........................................................................................................................
            25,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                    27,772
.........................................................................................................................
           270,000   CSC Holdings, Inc. sr. notes Ser. B,
                     7 5/8s, 2011                                                                                253,463
.........................................................................................................................
           210,000   CSC Holdings, Inc. sr. sub. debs.
                     10 1/2s, 2016                                                                               208,163
.........................................................................................................................
            40,000   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                    41,306
.........................................................................................................................
           190,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                            234,040
.........................................................................................................................
            65,000   Diageo PLC notes 3 1/2s, 2007
                     (United Kingdom)                                                                             65,399
.........................................................................................................................
            68,000   Dole Food Co. debs. 7 7/8s, 2013                                                             65,627
.........................................................................................................................
            39,000   Dole Food Co. notes 6 3/8s, 2005                                                             41,458
.........................................................................................................................
            55,000   Dole Food Co. sr. notes 7 1/4s, 2009                                                         53,266
.........................................................................................................................
           120,000   Fleming Cos., Inc. company guaranty
                     10 1/8s, 2008                                                                               103,200
.........................................................................................................................
           200,000   Fred Meyer Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                        227,326
.........................................................................................................................
           120,000   General Mills, Inc. notes 6s, 2012                                                          130,517
.........................................................................................................................
           110,000   General Mills, Inc. notes 5 1/8s, 2007                                                      116,868
.........................................................................................................................
           100,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       114,125
.........................................................................................................................
            78,000   Jones Intercable, Inc. sr. notes 8 7/8s, 2007                                                83,314
.........................................................................................................................
           300,000   Kraft Foods, Inc. notes 5 5/8s, 2011                                                        320,719
.........................................................................................................................
            65,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                         68,338
.........................................................................................................................
           160,000   Kroger Co. company guaranty 6.8s, 2011                                                      175,385
.........................................................................................................................
           125,000   McDonald's Corp. debs. 6 3/8s, 2028                                                         134,772
.........................................................................................................................
           485,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                  498,669
.........................................................................................................................
           120,000   News America, Inc. sr. notes 6 5/8s, 2008                                                   128,614
.........................................................................................................................
            80,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                    42,400
.........................................................................................................................
            40,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                                 40,587
.........................................................................................................................
           100,000   Philip Morris Cos., Inc. notes 7.65s, 2008                                                  115,345
.........................................................................................................................
            40,000   Premium Standard Farms, Inc. sr.
                     notes 9 1/4s, 2011                                                                           32,800
.........................................................................................................................
           130,000   Royal Caribbean Cruises, Ltd. sr.
                     notes 8 3/4s, 2011 (Liberia)                                                                120,900
.........................................................................................................................
            55,000   Safeway, Inc. notes 7 1/2s, 2009                                                             62,290
.........................................................................................................................
            70,000   Southland Corp. debs. Ser. A, 4 1/2s, 2004                                                   66,500
.........................................................................................................................
            20,000   Southland Corp. sr. sub. debs. 5s, 2003                                                      19,400
.........................................................................................................................
            90,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                                 98,771
.........................................................................................................................
            20,000   TeleWest Communications PLC debs. 11s,
                     2007 (United Kingdom) (In default) (NON)                                                      3,600
.........................................................................................................................
            95,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                        112,320
.........................................................................................................................
            80,000   Tyson Foods, Inc. notes 6 5/8s, 2004                                                         85,061
.........................................................................................................................
           230,000   Unilever Capital Corp. company
                     guaranty 7 1/8s, 2010                                                                       271,469
.........................................................................................................................
           128,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                      126,720
.........................................................................................................................
            15,000   Viacom, Inc. company guaranty 7.7s, 2010                                                     17,821
.........................................................................................................................
           295,000   Viacom, Inc. company guaranty 6.4s, 2006                                                    325,689
.........................................................................................................................
           100,000   Walt Disney Co. notes 5 3/8s, 2007                                                          105,662
.........................................................................................................................
            60,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     65,100
.........................................................................................................................
           235,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                     246,750
.........................................................................................................................
            90,000   Yum! Brands, Inc. sr. notes 7.45s, 2005                                                      94,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,006,367
------------------------------------------------------------------------------------------------------------------------
Energy (0.9%)
.........................................................................................................................
           180,000   Amerada Hess Corp. notes 7 1/8s, 2033                                                       191,784
.........................................................................................................................
           245,000   Amerada Hess Corp. notes 5.9s, 2006                                                         262,075
.........................................................................................................................
            45,000   AmeriGas Partners LP/AmeriGas Eagle
                     Finance Corp. sr. notes 8 7/8s, 2011                                                         46,800
.........................................................................................................................
           110,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                113,300
.........................................................................................................................
            50,000   Canadian Natural Resources, Ltd.
                     notes 7.2s, 2032 (Canada)                                                                    56,048
.........................................................................................................................
           110,000   Canadian Natural Resources, Ltd. sr.
                     notes 6.45s, 2033 (Canada)                                                                  112,298
.........................................................................................................................
            35,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                  39,084
.........................................................................................................................
           295,000   Conoco Funding Co. company guaranty
                     5.45s, 2006                                                                                 318,413
.........................................................................................................................
            40,000   Devon Financing Corp. ULC company
                     guaranty 7 7/8s, 2031                                                                        47,109
.........................................................................................................................
           100,000   Devon Financing Corp. ULC company
                     guaranty 6 7/8s, 2011                                                                       111,386
.........................................................................................................................
           110,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                                112,750
.........................................................................................................................
            25,000   Forest Oil Corp. sr. notes 8s, 2011                                                          26,375
.........................................................................................................................
            20,000   Forest Oil Corp. sr. notes 8s, 2008                                                          21,100
.........................................................................................................................
            69,000   Hanover Equipment Trust 144A sec.
                     notes 8 1/2s, 2008                                                                           66,930
.........................................................................................................................
           340,000   Kerr-McGee Corp. company guaranty
                     5 3/8s, 2005                                                                                361,558
.........................................................................................................................
           160,000   Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       158,400
.........................................................................................................................
           200,000   Midamerican Energy Holdings Co. 144A
                     sr. notes 4 5/8s, 2007                                                                      198,250
.........................................................................................................................
            30,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                             30,188
.........................................................................................................................
            73,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                 77,015
.........................................................................................................................
            85,000   Occidental Petroleum Corp. debs.
                     10 1/8s, 2009                                                                               113,459
.........................................................................................................................
           280,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                       333,102
.........................................................................................................................
            95,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                        100,225
.........................................................................................................................
            10,000   Pride International, Inc. sr. notes
                     10s, 2009                                                                                    10,800
.........................................................................................................................
           164,000   Pride Petroleum Svcs., Inc. sr. notes
                     9 3/8s, 2007                                                                                171,380
.........................................................................................................................
           130,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                143,142
.........................................................................................................................
            10,000   Union Oil Co. of California company
                     guaranty 7.35s, 2009                                                                         11,555
.........................................................................................................................
           190,000   Union Oil Co. of California company
                     guaranty 5.05s, 2012                                                                        189,769
.........................................................................................................................
           150,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                154,500
.........................................................................................................................
            62,000   Western Oil Sands, Inc. sec. notes
                     8 3/8s, 2012 (Canada)                                                                        61,070
.........................................................................................................................
           146,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       152,570
.........................................................................................................................
           199,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     210,940
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,003,375
------------------------------------------------------------------------------------------------------------------------
Financial (2.7%)
.........................................................................................................................
           120,000   American Express Co. notes 3 3/4s, 2007                                                     121,590
.........................................................................................................................
           445,000   American General Finance notes
                     Ser. F, 5 7/8s, 2006                                                                        479,022
.........................................................................................................................
           215,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                                218,512
.........................................................................................................................
           595,000   Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  700,889
.........................................................................................................................
           160,000   Bank One Corp. notes 6s, 2008                                                               176,544
.........................................................................................................................
            90,000   Bear Stearns Cos., Inc. (The) sr.
                     notes 7 1/4s, 2006                                                                          101,771
.........................................................................................................................
           105,000   Boston Properties, Inc. 144A notes
                     6 1/4s, 2013 (R)                                                                            106,617
.........................................................................................................................
           400,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                368,000
.........................................................................................................................
           135,000   CIT Group, Inc. sr. notes 7 3/4s, 2012                                                      149,691
.........................................................................................................................
            60,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                       61,344
.........................................................................................................................
           190,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                                201,417
.........................................................................................................................
           515,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                          559,234
.........................................................................................................................
           410,000   Citigroup, Inc. notes 6 1/2s, 2011                                                          460,020
.........................................................................................................................
            95,000   Citigroup, Inc. sr. notes 6 3/4s, 2005                                                      105,695
.........................................................................................................................
           190,000   Countrywide Home Loans, Inc. company
                     guaranty 6.85s, 2004                                                                        202,117
.........................................................................................................................
           220,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                               235,317
.........................................................................................................................
           155,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009                                                                          161,588
.........................................................................................................................
           390,000   EOP Operating LP sr. notes 7s, 2011                                                         426,215
.........................................................................................................................
           300,000   Fairfax Financial Holdings, Ltd.
                     notes 6 7/8s, 2008 (Canada)                                                                 219,000
.........................................................................................................................
            95,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                                109,063
.........................................................................................................................
           330,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                  398,393
.........................................................................................................................
           150,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  188,781
.........................................................................................................................
           530,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                            572,228
.........................................................................................................................
           195,000   General Electric Capital Corp. notes
                     Ser. A, 4 5/8s, 2009                                                                        199,241
.........................................................................................................................
            80,000   General Electric Capital Corp. notes
                     Ser. A, 3.667s, 2006                                                                         80,928
.........................................................................................................................
           105,000   Golden West Financial Corp. notes
                     4 3/4s, 2012                                                                                106,012
.........................................................................................................................
           375,000   Goldman Sachs Group, Inc. notes
                     6.65s, 2009                                                                                 416,545
.........................................................................................................................
            80,000   Goldman Sachs Group, Inc. notes
                     5 1/2s, 2014                                                                                 80,654
.........................................................................................................................
            10,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                    11,739
.........................................................................................................................
           250,000   Household Finance Corp. notes 7s, 2012                                                      273,822
.........................................................................................................................
            65,000   Household Finance Corp. notes
                     6 3/8s, 2012                                                                                 68,607
.........................................................................................................................
            45,000   HRPT Properties Trust notes
                     6 1/2s, 2013 (R)                                                                             45,893
.........................................................................................................................
           230,000   HSBC Holdings PLC sub. notes Ser. (a),
                     5 1/4s, 2012 (United Kingdom)                                                               236,481
.........................................................................................................................
            97,000   iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                            101,850
.........................................................................................................................
           375,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                      396,675
.........................................................................................................................
            40,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                                 40,844
.........................................................................................................................
            95,000   Lehman Brothers Holdings, Inc. notes
                     7 3/4s, 2005                                                                                104,225
.........................................................................................................................
           345,000   Lehman Brothers Holdings, Inc. notes
                     6 5/8s, 2006                                                                                375,859
.........................................................................................................................
            75,000   Liberty Property LP sr. notes 7 3/4s, 2009                                                   85,767
.........................................................................................................................
            60,000   Liberty Property LP sr. notes 7 1/4s, 2011                                                   65,684
.........................................................................................................................
            71,000   LNR Property Corp. sr. sub. notes
                     Ser. B, 9 3/8s, 2008                                                                         71,000
.........................................................................................................................
           110,000   Mack-Cali Realty, LP notes 7 3/4s, 2011 (R)                                                 123,766
.........................................................................................................................
           135,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                        137,363
.........................................................................................................................
           135,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4s, 2007                                                                            135,405
.........................................................................................................................
           390,000   National City Bank sub. notes
                     Ser. BKNT, 6 1/4s, 2011                                                                     427,673
.........................................................................................................................
           205,000   National Westminster Bank sub. notes
                     7 3/8s, 2009 (United Kingdom)                                                               243,146
.........................................................................................................................
            20,000   Peoples Heritage Capital Trust
                     company guaranty Ser. B, 9.06s, 2027                                                         20,040
.........................................................................................................................
           110,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                  122,875
.........................................................................................................................
           232,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               258,100
.........................................................................................................................
           180,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                186,822
.........................................................................................................................
           400,000   Washington Mutual, Inc. sr. notes
                     5 5/8s, 2007                                                                                428,723
.........................................................................................................................
           545,000   Wells Fargo & Co. notes 5.9s, 2006                                                          597,732
.........................................................................................................................
            35,000   Wells Fargo Financial, Inc. notes
                     6 1/8s, 2006                                                                                 38,526
.........................................................................................................................
           130,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                126,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,931,145
------------------------------------------------------------------------------------------------------------------------
Health Care (0.4%)
.........................................................................................................................
            25,000   American Home Products Corp. notes
                     7.9s, 2005                                                                                   27,648
.........................................................................................................................
           150,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                160,500
.........................................................................................................................
            65,000   AmerisourceBergen Corp. 144A sr.
                     notes 7 1/4s, 2012                                                                           66,788
.........................................................................................................................
           125,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                               125,000
.........................................................................................................................
           402,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            440,748
.........................................................................................................................
           130,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    111,800
.........................................................................................................................
           237,000   Healthsouth Corp. sr. sub. notes
                     10 3/4s, 2008                                                                               200,265
.........................................................................................................................
           110,000   Integrated Health Svcs., Inc. sr. sub. notes
                     Ser. A, 9 1/4s, 2008 (In default) (NON)                                                       2,475
.........................................................................................................................
            95,000   Manor Care, Inc. company guaranty
                     8s, 2008                                                                                    100,225
.........................................................................................................................
           100,000   Mediq, Inc. company guaranty 11s, 2008
                     (In default) (NON)                                                                            1,000
.........................................................................................................................
            80,000   Mediq, Inc. debs. stepped-coupon zero %
                     (13s, 6/1/03), 2009 (In default) (NON) (STP)                                                      8
.........................................................................................................................
           110,000   MedPartners, Inc. sr. notes 7 3/8s, 2006                                                    112,200
.........................................................................................................................
           260,000   Multicare Cos., Inc. sr. sub. notes
                     9s, 2007 (In default) (NON)                                                                   5,200
.........................................................................................................................
           130,000   Omnicare, Inc. company guaranty
                     Ser. B, 8 1/8s, 2011                                                                        139,100
.........................................................................................................................
           285,000   Service Corp. International notes 6s, 2005                                                  267,900
.........................................................................................................................
            25,000   Ventas Realty LP/Capital Corp.
                     company guaranty 8 3/4s, 2009                                                                25,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,786,732
------------------------------------------------------------------------------------------------------------------------
Technology (0.2%)
.........................................................................................................................
            50,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                     46,000
.........................................................................................................................
           115,000   Flextronics International, Ltd. sr.
                     sub. notes 9 7/8s, 2010 (Singapore)                                                         123,913
.........................................................................................................................
            25,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                       26,812
.........................................................................................................................
            80,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                   35,200
.........................................................................................................................
           150,000   Seagate Technology Hdd Holdings 144A
                     sr. notes 8s, 2009                                                                          153,750
.........................................................................................................................
           150,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                  143,255
.........................................................................................................................
           110,000   Solectron Corp. sr. notes 9 5/8s, 2009                                                      107,250
.........................................................................................................................
           113,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                         117,803
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 753,983
------------------------------------------------------------------------------------------------------------------------
Transportation (0.5%)
.........................................................................................................................
            42,614   Airbus Industries 144A sinking fund
                     8.027s, 2020                                                                                 27,273
.........................................................................................................................
            96,410   Airbus Industries 144A sinking fund
                     Ser. D, 12.266s, 2020                                                                         8,677
.........................................................................................................................
           140,000   AMR Corp. debs. 9s, 2012                                                                     68,600
.........................................................................................................................
           140,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                                84,000
.........................................................................................................................
           285,000   Canadian National Railway Co. bonds
                     7 3/8s, 2031 (Canada)                                                                       345,670
.........................................................................................................................
           130,000   CSX Corp. notes 6 1/4s, 2008                                                                144,551
.........................................................................................................................
            45,000   CSX Corp. notes 4 7/8s, 2009                                                                 45,774
.........................................................................................................................
           250,000   Delta Air Lines, Inc. notes 7.9s, 2009                                                      170,000
.........................................................................................................................
           120,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               132,000
.........................................................................................................................
           240,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      196,800
.........................................................................................................................
           110,000   Norfolk Southern Corp. notes 7.35s, 2007                                                    126,316
.........................................................................................................................
           120,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                                139,492
.........................................................................................................................
           115,000   Teekay Shipping Corp. company
                     guaranty 8.32s, 2008 (Bahamas)                                                              118,019
.........................................................................................................................
           380,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      446,599
.........................................................................................................................
           190,000   United AirLines, Inc. debs. 9 1/8s,
                     2012 (In default) (NON)                                                                      18,050
.........................................................................................................................
            70,000   US Air, Inc. pass-through certificates
                     Ser. 93A3, 10 3/8s, 2013 (In default) (NON)                                                  35,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,106,821
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.1%)
.........................................................................................................................
            30,000   Alabama Power Co. notes 5 1/2s, 2017                                                         31,344
.........................................................................................................................
            40,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                 41,158
.........................................................................................................................
            87,000   Avista Corp. sr. notes 9 3/4s, 2008                                                          85,913
.........................................................................................................................
           100,000   Cleveland Electric Illuminating Co.
                     (The) 1st mtge. Ser. B, 9 1/2s, 2005                                                        100,333
.........................................................................................................................
            70,000   CMS Panhandle Holding Corp. sr. notes
                     6 1/2s, 2009                                                                                 66,773
.........................................................................................................................
           600,000   CMS Panhandle Holding Corp. sr. notes
                     6 1/8s, 2004                                                                                595,819
.........................................................................................................................
           270,000   Conectiv, Inc. notes Ser. B, 5.3s, 2005                                                     280,824
.........................................................................................................................
            30,000   Consolidated Edison Co. of New York
                     debs. Ser. B, 7.15s, 2009                                                                    35,348
.........................................................................................................................
           290,000   Constellation Energy Group, Inc. sr.
                     notes 6 1/8s, 2009                                                                          300,917
.........................................................................................................................
           120,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                                120,884
.........................................................................................................................
           210,000   Dominion Resources, Inc. unsub. notes
                     5.7s, 2012                                                                                  217,803
.........................................................................................................................
           290,000   Exelon Corp. sr. notes 6 3/4s, 2011                                                         317,435
.........................................................................................................................
           200,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                201,129
.........................................................................................................................
            90,000   Georgia Power Co. sr. notes Ser. G,
                     6.2s, 2006                                                                                   98,719
.........................................................................................................................
           440,000   K N Energy, Inc. sr. notes 6.45s, 2003                                                      442,037
.........................................................................................................................
           125,000   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       127,500
.........................................................................................................................
           325,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011                                                                            149,500
.........................................................................................................................
           434,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                                99,820
.........................................................................................................................
           125,000   National Rural Utility Coop Fin coll.
                     trust 6s, 2006                                                                              136,364
.........................................................................................................................
           365,000   Nisource Finance Corp. company
                     guaranty Ser. B, 7 5/8s, 2005                                                               381,227
.........................................................................................................................
               400   Northeast Utilities notes Ser. A,
                     8.58s, 2006                                                                                     447
.........................................................................................................................
           120,000   Northern States Power Co. 144A
                     1st mtge. 8s, 2012                                                                          136,035
.........................................................................................................................
            45,000   Oncor Electric Delivery Co. 144A
                     notes 6 3/8s, 2012                                                                           46,348
.........................................................................................................................
           140,000   Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                      140,912
.........................................................................................................................
            85,000   Pepco Holdings, Inc. 144A notes
                     5 1/2s, 2007                                                                                 88,747
.........................................................................................................................
            45,000   Progress Energy, Inc. sr. notes 7.1s, 2011                                                   49,594
.........................................................................................................................
           200,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                                 213,006
.........................................................................................................................
           165,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  182,409
.........................................................................................................................
            80,000   Southern California Gas Co. 1st mtge.
                     4.8s, 2012                                                                                   80,521
.........................................................................................................................
            65,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                 65,000
.........................................................................................................................
           180,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                163,800
.........................................................................................................................
           165,000   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                    132,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,129,666
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $58,350,230)                                                                      $58,539,432
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (9.3%)
.........................................................................................................................
                     Federal Home Loan Mortgage Corporation
.........................................................................................................................
          $396,618     8 1/2s, July 1, 2028                                                                     $429,092
.........................................................................................................................
           935,591     7 1/2s, October 1, 2029                                                                   994,934
.........................................................................................................................
         7,147,639     TBA, 6s, January 1, 2033                                                                7,388,872
.........................................................................................................................
         3,850,196     6s, with due dates from April 1, 2017
                       to February 1, 2032                                                                     4,026,712
.........................................................................................................................
           685,105   Federal National Mortgage Association
                     Adjustable Rate Mortgages 6.177s,
                     September 1, 2031                                                                           710,714
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
           512,508     8s, with due dates from May 1, 2025 to
                       December 1, 2028                                                                          555,932
.........................................................................................................................
           437,042     7 1/2s, October 1, 2022                                                                   469,440
.........................................................................................................................
           115,992     7 1/2s, July 1, 2007                                                                      122,399
.........................................................................................................................
         2,553,587     7s, September 1, 2031                                                                   2,685,975
.........................................................................................................................
         2,519,000     TBA, 7s, January 1, 2033                                                                2,648,885
.........................................................................................................................
            38,748     6 1/2s, November 1, 2028                                                                   40,410
.........................................................................................................................
         7,588,832     TBA, 6 1/2s, January 1, 2033                                                            7,899,504
.........................................................................................................................
            44,386     6s, February 1, 2029                                                                       46,019
.........................................................................................................................
         5,020,000     TBA, 6s, January 1, 2033                                                                5,187,859
.........................................................................................................................
         3,573,296     5 1/2s, with due dates from
                       January 1, 2017 to December 1, 2030                                                     3,696,398
.........................................................................................................................
           528,000     TBA, 5 1/2s, January 1, 2018                                                              538,395
.........................................................................................................................
           835,000     TBA, 5 1/2s, December 1, 2017                                                             865,008
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
            18,014     11s, December15, 2015                                                                      20,974
.........................................................................................................................
         1,582,531     8s, with due dates from
                       September15, 2020 to August 15, 2027                                                    1,730,789
.........................................................................................................................
           564,184     7 1/2s, with due dates from
                       August15, 2029 to March 15, 2032                                                          602,021
.........................................................................................................................
            66,384     7s, November 15, 2025                                                                      70,747
.........................................................................................................................
           217,042     6 1/2s, with due dates from
                       March 15, 2028 to June 15, 2032                                                           228,150
.........................................................................................................................
           500,000     TBA, 5 1/2s, January 1, 2033                                                              512,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,471,729
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (0.3%)
.........................................................................................................................
           440,000   Tennessee Valley Authority bonds,
                     Ser. E, 6 3/4s, November 1, 2025                                                            515,547
.........................................................................................................................
           530,000   Fannie Mae 7 1/4s, January 15, 2010                                                         642,212
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,157,759
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (0.3%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
           290,000     6 1/4s, May 15, 2030                                                                      347,037
.........................................................................................................................
           870,000     4s, November 15, 2012                                                                     882,303
.........................................................................................................................
           140,000   U.S. Treasury Notes 3s,
                     November 15, 2007                                                                           141,684
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,371,024
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $43,420,594)                                                          $44,000,512
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $818,182   Amortizing Residential Collateral Trust
                     Ser. 02-BC4, Class A, IO, 6s, 2004                                                          $45,886
.........................................................................................................................
            83,956   Arc Net Interest Margin Trust 144A
                     Ser. 02-6, Class A, 7 3/4s, 2032                                                             83,338
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
           110,000     Ser. 97-MD7, Class A1B, 7.41s, 2030                                                       123,831
.........................................................................................................................
            84,161     Ser. 95-MD4, Class A1, 7.1s, 2029                                                          92,485
.........................................................................................................................
           145,000     Ser. 96-MD6, Class A1C, 7.04s, 2029                                                       161,029
.........................................................................................................................
           540,000     Ser. 96-MD6, Class A1B, 6.88s, 2026                                                       560,166
.........................................................................................................................
            79,715   Bear Stearns Commercial Mortgage
                     Securitization Corp. Ser. 99-WF2,
                     Class A1, 6.8s, 2008                                                                         87,550
.........................................................................................................................
           207,391   Chase Manhattan Bank-First Union
                     National Ser. 99-1, Class A1, 7.134s, 2007                                                  229,199
.........................................................................................................................
                     Commercial Mortgage Acceptance Corp.
.........................................................................................................................
            86,000     Ser. 97-ML1, Class A3, 6.57s, 2007                                                         94,748
.........................................................................................................................
           220,000     Ser. 97-ML1, Class A2, 6.53s, 2007                                                        234,266
.........................................................................................................................
         3,452,178     Ser. 97-ML1, Class IO, 0.937s, 2017                                                       105,318
.........................................................................................................................
            65,000   Countrywide Home Loan Ser. 98-3,
                     Class A5, 6 3/4s, 2028                                                                       66,310
.........................................................................................................................
            90,000   Countrywide Mortgage Backed
                     Securities, Inc. Ser. 93-C, Class A8,
                     6 1/2s, 2024                                                                                 92,379
.........................................................................................................................
                     CS First Boston Mortgage Securities Corp.
.........................................................................................................................
           310,000     Ser. 98-C1, Class A1B, 6.48s, 2008                                                        347,509
.........................................................................................................................
            32,029     Ser. 01-CK3, Class A1, 5.26s, 2006                                                         33,290
.........................................................................................................................
           132,000     Ser. 02-HE16, Class M2, FRN,
                       3.34s, 2032                                                                               127,160
.........................................................................................................................
         3,695,471   Deutsche Mortgage & Asset Receiving
                     Corp. Ser. 98-C1, Class X, IO, 1.19s, 2023                                                  136,270
.........................................................................................................................
                     DLJ Commercial Mortgage Corp.
.........................................................................................................................
           113,151     Ser. 00-CKP1, Class A1A, 6.93s, 2009                                                      125,337
.........................................................................................................................
            41,824     Ser. 98-CF1, Class A1A, 6.14s, 2006                                                        44,133
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
            86,897     Ser. 02-36, Class SJ, 16.675s, 2029                                                        97,261
.........................................................................................................................
            26,654     Ser. 02-T18, Class A4, 7 1/2s, 2042                                                        28,984
.........................................................................................................................
           341,747     Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       371,626
.........................................................................................................................
           151,643     Ser. 02-T4, Class A3, 7 1/2s, 2041                                                        164,901
.........................................................................................................................
            60,390     Ser. 02-T6, Class A2, 7 1/2s, 2041                                                         65,670
.........................................................................................................................
         1,104,106     Ser. 01-T8, Class A1, 7 1/2s, 2041                                                      1,200,636
.........................................................................................................................
            19,336     Ser. 99-T2, Class A1, 7 1/2s, 2039                                                         21,026
.........................................................................................................................
             9,549     Ser. 02-W3, Class A5, 7 1/2s, 2028                                                         10,384
.........................................................................................................................
            45,539     Ser. 02-T18, Class A3, 7s, 2042                                                            48,963
.........................................................................................................................
           439,978     Ser. 02-T16, Class A2, 7s, 2042                                                           473,056
.........................................................................................................................
           188,276     Ser. 02-36, Class QH, IO, 6.63s, 2029                                                      12,664
.........................................................................................................................
         1,082,057     Ser. 02-44, Class SJ, IO, 6.58s, 2032                                                      95,018
.........................................................................................................................
           897,079     Ser. 02-36, Class QL, IO, 6.73s, 2029                                                      43,821
.........................................................................................................................
         1,751,311     Ser. 01-T12, Class IO, 0.5723s, 2041                                                       31,196
.........................................................................................................................
           655,003     Ser. 02-25, Class SX, IO, 6.58s, 2032                                                      61,264
.........................................................................................................................
         5,773,246     Ser. 01-79, Class BI, IO, 0.351s, 2045                                                     56,830
.........................................................................................................................
         2,918,698     Ser. 01-50, Class B1, IO, 0.491s, 2041                                                     47,429
.........................................................................................................................
         9,044,871     Ser. 02-T4, Class IO, 0.447s, 2041                                                        125,778
.........................................................................................................................
         1,686,985     Ser. 02-T1, IO, 0.424s, 2031                                                               22,405
.........................................................................................................................
            42,668     Ser. 02-T18, PO, zero %, 2042                                                              30,934
.........................................................................................................................
            54,267     Ser. 02-W9, PO, zero %, 2042                                                               39,344
.........................................................................................................................
             7,657     Ser. 02-W4, PO, zero %, 2042                                                                5,551
.........................................................................................................................
           105,334     Ser. 01-T10, PO, zero %, 2041                                                              76,367
.........................................................................................................................
            38,030     Ser. 01-T4, PO, zero %, 2041                                                               27,572
.........................................................................................................................
           111,352     Ser. 01-T8, PO, zero %, 2041                                                               80,730
.........................................................................................................................
            12,700     Ser. 01-T7, PO, zero %, 2041                                                                9,208
.........................................................................................................................
             7,329     Ser. 01-T3, PO, zero %, 2040                                                                5,314
.........................................................................................................................
             2,550     Ser. 01-T1, PO, zero %, 2040                                                                1,849
.........................................................................................................................
           580,256     Ser. 318, Class 1, zero %, 2032                                                           497,570
.........................................................................................................................
             6,629     Ser. 02-T4, PO, zero %, 2031                                                                4,806
.........................................................................................................................
            16,993     Ser. 02-T1, PO, zero %, 2031                                                               12,320
.........................................................................................................................
             5,148     Ser. 02-T6, PO, zero %, 2031                                                                3,733
.........................................................................................................................
             2,483     Ser. 01-T12, PO, zero %, 2031                                                               1,800
.........................................................................................................................
            10,498     Ser. 00-T6, PO, zero %, 2030                                                                7,611
.........................................................................................................................
             6,100     Ser. 02-W7, PO, zero %, 2029                                                                4,423
.........................................................................................................................
             8,059     Ser. 02-W3, PO, zero %, 2028                                                                5,843
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass Through Securities
.........................................................................................................................
            59,175     Ser. T-42, Class A5, 7 1/2s, 2042                                                          64,349
.........................................................................................................................
             7,247     Ser. T-42, PO, zero %, 2042                                                                 5,254
.........................................................................................................................
           435,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                            498,483
.........................................................................................................................
            56,254   First Union National Bank Commercial
                     Mortgage Ser. 00-C1, Class A1,
                     7.739s, 2032                                                                                 63,444
.........................................................................................................................
            47,010   First Union-Lehman Brothers
                     Commercial Mortgage Trust II
                     Ser. 97-C1, Class A2, 7.3s, 2029                                                             49,485
.........................................................................................................................
           140,100   Freddie Mac Ser. 2412, Class GS, FRN,
                     17.2s, 2032                                                                                 166,719
.........................................................................................................................
           127,612   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 3.67s, 2014                                                                       127,548
.........................................................................................................................
           209,030   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                     229,606
.........................................................................................................................
           320,964   LB Commercial Conduit Mortgage Trust
                     Ser. 96-C2, Class A, 7.481s, 2026                                                           336,238
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust
.........................................................................................................................
           409,331     Ser. 00-C3, Class A1, 7.95s, 2009                                                         464,807
.........................................................................................................................
           327,857     Ser. 00-C4, Class A1, 7.18s, 2009                                                         368,362
.........................................................................................................................
           160,287   Merit Securities Corp. Ser. 11PA,
                     Class 3A1, FRB, 2.04s, 2027                                                                 159,686
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
           122,198     Ser. 99-C1, Class A1, 7.37s, 2031                                                         132,459
.........................................................................................................................
           108,211     Ser. 95-C3, Class A3, 7.089s, 2025                                                        111,727
.........................................................................................................................
           125,000     Ser. 97-C1, Class A2, 7.03s, 2029                                                         132,031
.........................................................................................................................
           149,588   Morgan Stanley Capital I Ser. 98-CF1,
                     Class A1, 6.33s, 2007                                                                       157,961
.........................................................................................................................
         2,369,635   Morgan Stanley Dean Witter Capital I
                     Ser. 02-HQ, Class X1, IO, 0.58s, 2034                                                        61,833
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
.........................................................................................................................
            53,423     FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                       53,423
.........................................................................................................................
            38,024     FRB Ser. 01-XLF, Class E, 2.91s, 2013                                                      38,024
.........................................................................................................................
           156,000   Mortgage Capital Funding, Inc.
                     Ser. 97-MC1, Class A3, 7.288s, 2027                                                         168,285
.........................................................................................................................
                     Nomura Asset Securities Corp.
.........................................................................................................................
            48,664     Ser. 95-MD3, Class A1B, 8.15s, 2020                                                        53,879
.........................................................................................................................
            85,000     Ser. 96-MD5, Class A1B, 7.12s, 2039                                                        94,018
.........................................................................................................................
           144,000   Residential Asset Mortgage Products,
                     Inc. Ser. 02-SL1, Class AI3, 7s, 2032                                                       150,885
.........................................................................................................................
            67,104   Salomon Brothers Mortgage Securities
                     VII Ser. 00-C2, Class A1, 7.298s, 2033                                                       75,282
.........................................................................................................................
           903,273   Structured Asset Securities Corp.
                     Ser. 02-HF1, Class AIO, IO, 6s, 2005                                                         61,024
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $10,285,822)                                                                      $10,408,903
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (1.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $90,000   Ace Securities Corp. Ser. 01-HE1,
                     Class M2, FRN, 2.82s, 2031                                                                  $85,781
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
           724,182     Ser. 01-BC6, Class AIO, IO, 6s, 2004                                                       40,041
.........................................................................................................................
         1,079,182     Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                       64,354
.........................................................................................................................
           120,000     Ser. 02-BC1, Class M2, FRN, 2.52s, 2032                                                   115,378
.........................................................................................................................
           730,000     Ser. 02-BC10, Class AIO, IO, 6s, 2004                                                      54,592
.........................................................................................................................
           748,636     Ser. 02-BC3, Class AIO, IO, 6s, 2005                                                       55,326
.........................................................................................................................
           909,000     Ser. 02-BC5, Class AIO, IO, 6s, 2004                                                       50,979
.........................................................................................................................
         1,000,000     Ser. 02-BC6, Class A, IO, 6s, 2004                                                         60,870
.........................................................................................................................
           130,000     Ser. 02-BC6, Class M2, FRN, 2.62s, 2032                                                   124,820
.........................................................................................................................
           600,000     Ser. 02-BC8, Class AIO, IO, 6s, 2004                                                       42,235
.........................................................................................................................
           608,000     Ser. 02-BC9, Class A, IO, 6s, 2004                                                         45,678
.........................................................................................................................
            55,277   Arc Net Interest Margin Trust 144A
                     Ser. 02-8A, Class A1, 7 3/4s, 2032                                                           54,821
.........................................................................................................................
            58,000   Asset Backed Funding Certificates FRN
                     Ser. 02-OPT1, Class M3, 3.22s, 2012                                                          55,852
.........................................................................................................................
           100,000   Asset Backed Securities Corp. Home
                     Equity Loan Trust Ser. 02-HE2, Class
                     M2, FRN, 2.55s, 2032                                                                         94,639
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
         2,156,443     Ser. 01-HE3, Class AIO, IO, 5.05s, 2031                                                    96,656
.........................................................................................................................
           976,000     Ser. 02-HE1, Class AIO, IO, 5.05s, 2032                                                    59,307
.........................................................................................................................
           129,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.38s, 2009                                                           127,992
.........................................................................................................................
           424,702   CDC Mortgage Capital Trust
                     Ser. 02-HE2, Class A, IO, 5.25s, 2032                                                        34,175
.........................................................................................................................
           100,000   Chase Funding Net Interest Margin 144A
                     Ser. 02-4A, Class Note, 8 1/2s, 2035                                                         98,970
.........................................................................................................................
           100,000   CNL Funding Ser. 99-1, Class A2,
                     7.645s, 2014                                                                                110,500
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
           436,000     Ser. 00-4, Class A6, 8.31s, 2032                                                          401,853
.........................................................................................................................
           150,000     Ser. 01-04, Class A4, 7.36s, 2019                                                         137,529
.........................................................................................................................
         1,113,700     Ser. 01-1, Class AIO, IO, 2.5s, 2032                                                       76,522
.........................................................................................................................
            57,000     Ser. 01-3, Class A3, 5.79s, 2024                                                           56,077
.........................................................................................................................
         2,349,000     Ser. 01-3, Class AIO, IO, 2.5s, 2033                                                      173,328
.........................................................................................................................
         1,206,284     Ser. 01-4, Class AIO, IO, 2.5s, 2033                                                       71,316
.........................................................................................................................
           204,983     Ser. 02-1, Class A, 6.681s, 2032                                                          200,322
.........................................................................................................................
           195,246     Ser. 02-2, Class AIO, IO, 8.5s, 2010                                                       64,147
.........................................................................................................................
         1,120,000     Ser. 02-A, Class AIO, IO, 7.25s, 2004                                                      65,744
.........................................................................................................................
           707,933   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class APIO,
                     IO, 5s, 2025                                                                                 44,497
.........................................................................................................................
           785,000   Federal Home Loan Mortgage Corp.
                     Structured Pass Through Securities
                     Ser. T-40, Class S, IO, 6s, 2004                                                             44,034
.........................................................................................................................
            50,000   First Franklin NIM Trust Ser. 02-FF3,
                     Class NOTE, 7 3/4s, 2032                                                                     49,469
.........................................................................................................................
           218,794   First Plus 144A Ser. 98-A, Class A,
                     8 1/2s, 2023                                                                                144,404
.........................................................................................................................
           945,000   Green Tree Financial Corp. Ser. 99-5,
                     Class A5, 7.86s, 2031                                                                       867,485
.........................................................................................................................
           180,000   Greenpoint Manufactured Housing
                     Ser. 99-5, Class A4, 7.59s, 2028                                                            176,400
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
           105,000     Ser. 02-1, Class M2, FRN, 2.82s, 2032                                                     100,627
.........................................................................................................................
            60,000     Ser. 02-2, Class M2, FRN, 2.77s, 2032                                                      57,222
.........................................................................................................................
            89,911   Marriot Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 2.12s, 2010                                                        89,911
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
            76,300     Ser. 01-AM1, Class M2, FRN, 2.82s, 2032                                                    74,249
.........................................................................................................................
            35,000     Ser. 02-AM2, Class B1, FRN, 3.67s, 2032                                                    31,719
.........................................................................................................................
            63,000     Ser. 02-NC3, Class M2, FRN, 2.72s, 2032                                                    59,951
.........................................................................................................................
           100,000     FRN Ser. 02-HE1, Class B1, 3.18s, 2013                                                     91,813
.........................................................................................................................
            83,304   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                  83,304
.........................................................................................................................
           266,854   Oakwood Mortgage Investors, Inc.
                     Ser. 01-E, Class AIO, IO, 6s, 2009                                                           57,440
.........................................................................................................................
                     Residential Asset Securities Corp.
.........................................................................................................................
         1,025,104     Ser. 02-KS4, Class AIO, IO, 5s, 2004                                                       45,409
.........................................................................................................................
           388,575     Ser. 02-KS6, Class AIO, IO, 4.5s, 2005                                                     16,393
.........................................................................................................................
         1,749,060   Residential Asset Securities Corp.
                     IO, Ser. 01-KS3, Class A, 5s, 2004                                                           62,037
.........................................................................................................................
           100,000   TIAA Commercial Real Estate
                     Securitization Ser. 02-1A, Class III,
                     FRN, 7.6s, 2037                                                                             109,375
.........................................................................................................................
           142,065   Xerox Equipment Lease Owner Trust
                     144A FRB Ser. 01-1, Class A, 3.42s, 2008                                                    142,065
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $5,661,135)                                                                        $5,067,608
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,350,000   Ontario (Province of) sr. unsub.
                     5 1/2s, 2008                                                                             $1,492,540
.........................................................................................................................
           555,000   Quebec (Province of) sr. unsub.
                     5 3/4s, 2009                                                                                617,184
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government
                     Bonds and Notes (cost $1,845,556)                                                        $2,109,724
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             2,700   Anthem, Inc. $3.00 units cv. pfd.                                                          $209,588
.........................................................................................................................
             8,510   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                         341,464
.........................................................................................................................
             2,566   Global Crossing, Ltd. 6.75% cum. cv.
                     pfd. (Bermuda) (In default) (NON)                                                                26
.........................................................................................................................
             4,823   Motorola, Inc. zero % units cv. pfd.                                                        156,145
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $1,243,634)                                                                          $707,223
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $79,000   Freeport-McMoRan Copper & Gold, Inc.
                     144A cv. sr. notes 8 1/4s, 2006                                                            $112,081
.........................................................................................................................
            70,000   Healthsouth Corp. cv. sub. debs.
                     3 1/4s, 2003                                                                                 68,338
.........................................................................................................................
           153,000   Rite Aid Corp. cv. notes 4 3/4s, 2006                                                       121,635
.........................................................................................................................
           356,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                          317,730
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $642,202)                                                                            $619,784
------------------------------------------------------------------------------------------------------------------------
UNITS (--%) (a) (cost $50,579)
------------------------------------------------------------------------------------------------------------------------
Number of Units      Value
.........................................................................................................................
               728   Infosys Technologies, Ltd. 144A Structured
                     Warrants (issued by UBS AG) expiration
                     4/11/03 (India)                                                                             $72,514
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (--%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            40,000   CSBI Capital Trust I 144A company
                     guaranty Ser. A, 11.75% pfd.                                                                $46,200
.........................................................................................................................
                 1   Intermedia Communications, Inc.
                     Ser. B, 13.50% pfd. (In default) (NON) (PIK)                                                     50
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $42,785)                                                                              $46,250
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
                70   Birch Telecommunications,
                     Inc. 144A                                                                   6/15/08              $1
.........................................................................................................................
             1,800   Diva Systems Corp. 144A                                                      3/1/08              18
.........................................................................................................................
               180   Horizon PCS, Inc.                                                           10/1/10               1
.........................................................................................................................
                69   IWO Holdings, Inc.                                                          1/15/11              14
.........................................................................................................................
                70   Pliant Corp. 144A                                                            6/1/10             350
.........................................................................................................................
             3,300   Singapore Press Holdings                                                    6/12/03          34,637
.........................................................................................................................
                30   Solutia, Inc. 144A                                                          7/15/09               1
.........................................................................................................................
                10   Versatel Telecom
                     NV (Netherlands)                                                            5/15/08               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $64,222)                                                                              $35,023
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (20.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $10,346,291   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $10,343,001
.........................................................................................................................
        76,273,186   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    76,273,186
.........................................................................................................................
         5,430,000   U.S. Treasury Bill zero %,
                     January 23, 2003 (SEG)                                                                    5,426,108
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $92,042,295)                                                                      $92,042,295
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $496,136,791)                                                                    $465,403,400
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Bermuda                                                                    0.6%
...............................................................................
Canada                                                                     1.4
...............................................................................
France                                                                     2.1
...............................................................................
Japan                                                                      2.2
...............................................................................
Netherlands                                                                0.8
...............................................................................
South Korea                                                                0.9
...............................................................................
Switzerland                                                                1.4
...............................................................................
United Kingdom                                                             3.6
...............................................................................
United States                                                             83.4
...............................................................................
Other                                                                      3.6
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $68,597,591)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Australian Dollars        $20,720,427  $20,511,334     3/19/03       $209,093
...............................................................................
British Pounds              8,822,037    8,577,708     3/19/03        244,329
...............................................................................
Canadian Dollars           21,078,384   21,331,259     3/19/03       (252,875)
...............................................................................
Euro                        3,292,269    3,209,776     3/19/03         82,493
...............................................................................
Japanese Yen                  273,738      270,917     3/19/03          2,821
...............................................................................
Norwegian Krone             5,647,102    5,344,345     3/19/03        302,757
...............................................................................
Swedish Krona               9,136,016    8,770,155     3/19/03        365,861
...............................................................................
Swiss Francs                  596,386      582,097     3/19/03         14,289
------------------------------------------------------------------------------
                                                                     $968,768
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $57,381,993)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Australian Dollars         $1,805,763   $1,787,256     3/19/03       $(18,507)
...............................................................................
British Pounds             14,902,163   14,489,442     3/19/03       (412,721)
...............................................................................
Canadian Dollars            3,333,911    3,381,500     3/19/03         47,589
...............................................................................
Euro                       18,981,561   18,016,981     3/19/03       (964,580)
...............................................................................
Hong Kong Dollars             906,270      906,108     3/19/03           (162)
...............................................................................
Japanese Yen               10,363,331    9,885,315     3/19/03       (478,016)
...............................................................................
Singapore Dollars           1,045,004    1,020,466     3/19/03        (24,538)
...............................................................................
Swedish Krona               1,517,873    1,457,510     3/19/03        (60,363)
...............................................................................
Swiss Francs                6,857,370    6,437,415     3/19/03       (419,955)
------------------------------------------------------------------------------
                                                                  $(2,331,253)
------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face  Expiration   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
CBT Interest Rate
Swap 10 yr. (Short)          $565,000     $554,666      Mar-03       $(10,334)
...............................................................................
Euro 90 day (Short)        20,722,800   20,703,381      Mar-03        (19,419)
...............................................................................
FT-SE 100 Index
(Long)                     11,523,024   11,461,650      Mar-03         61,374
...............................................................................
Russell 2000 Index
(Short)                    24,141,600   24,944,315      Mar-03        802,715
...............................................................................
Russell 2000 Index
(Long)                     22,417,200   23,106,006      Mar-03       (688,806)
...............................................................................
S&P 500 Index
(Long)                     41,088,575   41,942,557      Mar-03       (853,982)
...............................................................................
S&P 500 Index
(Short)                     6,152,300    6,135,087      Mar-03        (17,213)
...............................................................................
U.S. Treasury Bond
(Short)                       676,125      650,943      Mar-03        (25,182)
...............................................................................
U.S. Treasury Note
2 yr. (Short)                 645,563      638,565      Mar-03         (6,998)
...............................................................................
U.S. Treasury Note
5 yr. (Long)                3,737,250    3,657,312      Mar-03         79,938
...............................................................................
U.S. Treasury Note
10 yr. (Short)             50,850,719   49,115,791      Mar-03     (1,734,928)
...............................................................................
U.S. Treasury Note
10 yr. (Long)               1,150,469    1,109,261      Mar-03         41,208
------------------------------------------------------------------------------
                                                                  $(2,371,627)
------------------------------------------------------------------------------

TBA Sales Commitments at December 31, 2002
(proceeds receivable $6,130,684)
------------------------------------------------------------------------------
                                         Principal  Settlement         Market
Agency                                      Amount        Date          Value
...............................................................................
FNMA, 7s, January 1, 2033                 $900,000     1/14/03       $946,406
...............................................................................
FNMA, 6s, January 1, 2033                4,300,000     1/14/03      4,443,783
...............................................................................
FNMA, 5 1/2s, January 1, 2018              751,000     1/21/03        777,989
------------------------------------------------------------------------------
                                                                   $6,168,178
------------------------------------------------------------------------------


Swap Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                           Notional Termination    Unrealized
                                             Amount        Date  Appreciation
...............................................................................
Agreement with J.P. Morgan
Securities, Inc. dated March 26,
2001 to receive (pay) monthly
the notional amount multiplied by
the return of the Lehman Brothers
U.S. Government Bond Index,
adjusted by a specified spread and
pay monthly the notional amount
multiplied by the one month USD
LIBOR-BBA adjusted by a
specified spread.                       $85,204,881      4/1/03    $2,281,557
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2002
(premiums received $194,848)
------------------------------------------------------------------------------
                                                                       Market
Notional Amount                                                         Value
...............................................................................
$1,500,000  Agreement with JPMorgan Chase Bank effective
            May 16, 2002, maturing on May 15, 2007, to
            receive a premium equal to 12.53% times the
            notional amount.  For each credit default event
            related to one of the issues within the HYDI
            BB 7.55%, 5/15/07 Bond Index, the fund makes
            a payment of the proportional notional amount
            times the difference between the par value and
            the then-market value of the defaulted issue.            $286,650
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Global Equity Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (99.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.8%)
.........................................................................................................................
           574,334   Havas Advertising SA (France)                                                            $2,229,800
.........................................................................................................................
            53,522   Omnicom Group, Inc.                                                                       3,457,521
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,687,321
------------------------------------------------------------------------------------------------------------------------
Airlines (0.7%)
.........................................................................................................................
           770,139   Qantas Airways, Ltd. (Australia)                                                          1,660,643
.........................................................................................................................
           217,200   Southwest Airlines Co.                                                                    3,019,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,679,723
------------------------------------------------------------------------------------------------------------------------
Automotive (1.3%)
.........................................................................................................................
           338,100   Toyota Motor Corp. (Japan)                                                                9,090,089
------------------------------------------------------------------------------------------------------------------------
Banking (11.4%)
.........................................................................................................................
           325,585   Allied Irish Banks PLC (Ireland)                                                          4,393,443
.........................................................................................................................
           467,458   Bank of New York Co., Inc. (The)                                                         11,200,294
.........................................................................................................................
           277,100   Comerica, Inc.                                                                           11,981,804
.........................................................................................................................
            81,800   Commerce Bancorp, Inc.                                                                    3,532,942
.........................................................................................................................
           452,550   Danske Bank A/S (Denmark)                                                                 7,481,539
.........................................................................................................................
            69,900   Fifth Third Bancorp                                                                       4,092,645
.........................................................................................................................
         4,836,846   Grupo Financiero BBVA Bancomer SA de
                     CV (Mexico) (NON)                                                                         3,657,691
.........................................................................................................................
            56,800   M&T Bank Corp.                                                                            4,507,080
.........................................................................................................................
           214,300   Mellon Financial Corp.                                                                    5,595,373
.........................................................................................................................
         1,073,000   Overseas-Chinese Banking Corp.
                     (Singapore)                                                                               5,971,424
.........................................................................................................................
           778,500   U.S. Bancorp                                                                             16,519,770
.........................................................................................................................
           100,600   Zions Bancorp.                                                                            3,958,509
------------------------------------------------------------------------------------------------------------------------
                                                                                                              82,892,514
------------------------------------------------------------------------------------------------------------------------
Beverage (2.1%)
.........................................................................................................................
           141,500   Companhia de Bebidas das Americas
                     (AmBev) ADR (Brazil)                                                                      2,201,740
.........................................................................................................................
           627,925   Diageo PLC (United Kingdom)                                                               6,823,127
.........................................................................................................................
            53,900   Fomento Economico Mexicano SA de CV
                     ADR (Mexico)                                                                              1,963,038
.........................................................................................................................
           617,032   SABMiller PLC (United Kingdom)                                                            4,385,411
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,373,316
------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.8%)
.........................................................................................................................
           116,100   Amgen, Inc. (NON)                                                                         5,612,274
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.5%)
.........................................................................................................................
           121,267   Societe Television Francaise I (France)                                                   3,239,669
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.5%)
.........................................................................................................................
           100,700   Comcast Corp. Class A (NON)                                                               2,373,499
.........................................................................................................................
           267,523   Comcast Corp. Class A (Special) (NON)                                                     6,043,345
.........................................................................................................................
           113,000   Echostar Communications Corp.
                     Class A (NON)                                                                             2,515,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,932,224
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.7%)
.........................................................................................................................
           142,980   BASF AG (Germany)                                                                         5,386,038
.........................................................................................................................
            46,433   Ciba Specialty Chemicals AG (Switzerland)                                                 3,238,184
.........................................................................................................................
            65,970   Syngenta AG (Switzerland)                                                                 3,820,371
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,444,593
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.3%)
.........................................................................................................................
           186,300   ServiceMaster Co. (The)                                                                   2,067,930
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.6%)
.........................................................................................................................
           437,200   Nokia OYJ ADR (Finland)                                                                   6,776,600
.........................................................................................................................
            60,300   QUALCOMM, Inc. (NON)                                                                      2,194,317
.........................................................................................................................
         4,082,157   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden)                                                                          2,860,065
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,830,982
------------------------------------------------------------------------------------------------------------------------
Computers (1.5%)
.........................................................................................................................
           292,650   Dell Computer Corp. (NON)                                                                 7,825,461
.........................................................................................................................
            53,900   Lexmark International, Inc. (NON)                                                         3,260,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,086,411
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.7%)
.........................................................................................................................
         1,314,273   Brambles Industries PLC
                     (United Kingdom)                                                                          3,215,889
.........................................................................................................................
           551,812   Tyco International, Ltd. (Bermuda)                                                        9,424,949
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,640,838
------------------------------------------------------------------------------------------------------------------------
Construction (1.2%)
.........................................................................................................................
           153,302   Cemex SA de CV ADR (Mexico)                                                               3,297,526
.........................................................................................................................
            76,470   Lafarge (France)                                                                          5,761,230
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,058,756
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.2%)
.........................................................................................................................
            84,430   Acom Co., Ltd. (Japan)                                                                    2,775,196
.........................................................................................................................
            61,100   Capital One Financial Corp.                                                               1,815,892
.........................................................................................................................
           615,600   MBNA Corp.                                                                               11,708,712
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,299,800
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.3%)
.........................................................................................................................
           131,000   KAO Corp. (Japan)                                                                         2,876,148
.........................................................................................................................
           323,836   Reckitt Benckiser PLC (United Kingdom)                                                    6,281,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,157,948
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.3%)
.........................................................................................................................
           200,228   Deutsche Post AG (Germany)                                                                2,103,093
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.3%)
.........................................................................................................................
           174,100   Edison International (NON)                                                                2,063,085
.........................................................................................................................
           169,750   Entergy Corp.                                                                             7,738,903
.........................................................................................................................
           342,258   Iberdrola SA (Spain)                                                                      4,794,403
.........................................................................................................................
           148,800   PG&E Corp. (NON)                                                                          2,068,320
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,664,711
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.0%)
.........................................................................................................................
           140,050   Emerson Electric Co.                                                                      7,121,543
------------------------------------------------------------------------------------------------------------------------
Electronics (2.7%)
.........................................................................................................................
           124,527   Intel Corp.                                                                               1,938,885
.........................................................................................................................
           158,900   Murata Manufacturing Co., Ltd. (Japan)                                                    6,227,434
.........................................................................................................................
            43,680   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                            11,566,470
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,732,789
------------------------------------------------------------------------------------------------------------------------
Energy (0.3%)
.........................................................................................................................
            90,703   GlobalSantaFe Corp.                                                                       2,205,897
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.7%)
.........................................................................................................................
           171,552   Bouygues SA (France)                                                                      4,791,853
------------------------------------------------------------------------------------------------------------------------
Financial (6.4%)
.........................................................................................................................
           711,372   Citigroup, Inc.                                                                          25,033,181
.........................................................................................................................
            66,237   Fannie Mae                                                                                4,261,026
.........................................................................................................................
           286,300   Freddie Mac                                                                              16,906,015
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,200,222
------------------------------------------------------------------------------------------------------------------------
Food (1.7%)
.........................................................................................................................
            57,722   Nestle SA (Switzerland)                                                                  12,235,076
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.2%)
.........................................................................................................................
            84,800   Aracruz Celulose SA ADR (Brazil)                                                          1,573,888
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.5%)
.........................................................................................................................
            90,900   Harrah's Entertainment, Inc. (NON)                                                        3,599,640
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.7%)
.........................................................................................................................
           125,700   Cardinal Health, Inc.                                                                     7,440,183
.........................................................................................................................
            46,400   CIGNA Corp.                                                                               1,907,968
.........................................................................................................................
           215,463   HCA, Inc.                                                                                 8,941,715
.........................................................................................................................
            99,080   UnitedHealth Group, Inc.                                                                  8,273,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,563,046
------------------------------------------------------------------------------------------------------------------------
Insurance (2.4%)
.........................................................................................................................
           309,787   ING Groep NV (Netherlands)                                                                5,246,460
.........................................................................................................................
            21,936   Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                 2,621,687
.........................................................................................................................
           119,200   Radian Group, Inc.                                                                        4,428,280
.........................................................................................................................
            66,050   XL Capital, Ltd. Class A (Bermuda)                                                        5,102,363
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,398,790
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.1%)
.........................................................................................................................
            96,179   Federated Investors, Inc.                                                                 2,440,061
.........................................................................................................................
           239,400   JPMorgan Chase & Co.                                                                      5,745,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,185,661
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
           997,174   Hilton Group PLC (United Kingdom)                                                         2,680,769
.........................................................................................................................
           185,700   Royal Caribbean Cruises, Ltd.                                                             3,101,190
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,781,959
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.7%)
.........................................................................................................................
           174,900   Baxter International, Inc.                                                                4,897,200
------------------------------------------------------------------------------------------------------------------------
Metals (2.8%)
.........................................................................................................................
           224,762   Arcelor (Luxembourg) (NON)                                                                2,764,077
.........................................................................................................................
         1,651,581   BHP Billiton PLC (United Kingdom)                                                         8,820,287
.........................................................................................................................
            95,200   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                              2,752,232
.........................................................................................................................
           295,679   Rio Tinto PLC (United Kingdom)                                                            5,902,202
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,238,798
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.6%)
.........................................................................................................................
            58,000   Canon, Inc. (Japan)                                                                       2,185,082
.........................................................................................................................
            63,600   Pitney Bowes, Inc.                                                                        2,077,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,262,258
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.9%)
.........................................................................................................................
           187,719   EnCana Corp. (Canada)                                                                     5,796,628
.........................................................................................................................
           320,700   Petroleo Brasileiro SA ADR (Brazil)                                                       4,791,258
.........................................................................................................................
         1,605,772   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                         10,572,535
.........................................................................................................................
            49,300   Talisman Energy, Inc. (Canada)                                                            1,783,181
.........................................................................................................................
           170,974   TotalFinaElf SA Class B (France)                                                         24,416,751
.........................................................................................................................
            20,300   YUKOS ADR (Russia)                                                                        2,821,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,182,053
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.0%)
.........................................................................................................................
            59,200   Allergan, Inc.                                                                            3,411,104
.........................................................................................................................
           203,906   AstraZeneca PLC (United Kingdom)                                                          7,287,103
.........................................................................................................................
            28,900   Forest Laboratories, Inc. (NON)                                                           2,838,558
.........................................................................................................................
           198,936   GlaxoSmithKline PLC (United Kingdom)                                                      3,817,346
.........................................................................................................................
           163,200   King Pharmaceuticals, Inc. (NON)                                                          2,805,408
.........................................................................................................................
           155,801   Lilly (Eli) & Co.                                                                         9,893,364
.........................................................................................................................
           124,135   Novartis AG (Switzerland)                                                                 4,530,573
.........................................................................................................................
           110,690   Novo-Nordisk A/S (Denmark)                                                                3,198,455
.........................................................................................................................
           389,900   Pfizer, Inc.                                                                             11,919,243
.........................................................................................................................
           319,900   Pharmacia Corp.                                                                          13,371,820
.........................................................................................................................
           157,886   Sanofi-Synthelabo SA (France)                                                             9,650,265
------------------------------------------------------------------------------------------------------------------------
                                                                                                              72,723,239
------------------------------------------------------------------------------------------------------------------------
Publishing (0.9%)
.........................................................................................................................
           524,565   Reed Elsevier NV (Netherlands)                                                            6,412,464
------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
.........................................................................................................................
            23,600   Canadian National Railway Co. (Canada)                                                      980,816
.........................................................................................................................
            19,200   Union Pacific Corp.                                                                       1,149,504
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,130,320
------------------------------------------------------------------------------------------------------------------------
Real Estate (1.2%)
.........................................................................................................................
            74,400   Boston Properties, Inc. (R)                                                               2,742,384
.........................................................................................................................
           230,300   Equity Office Properties Trust (R)                                                        5,752,894
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,495,278
------------------------------------------------------------------------------------------------------------------------
Retail (5.6%)
.........................................................................................................................
            72,000   AutoZone, Inc. (NON)                                                                      5,086,800
.........................................................................................................................
           187,986   Best Buy Cos., Inc. (NON)                                                                 4,539,862
.........................................................................................................................
           361,928   Boots Co. PLC (United Kingdom)                                                            3,414,222
.........................................................................................................................
         1,611,547   Dixons Group PLC (United Kingdom)                                                         3,761,689
.........................................................................................................................
           183,670   Industria de Diseno Textil (Inditex)
                     SA (Spain)                                                                                4,338,238
.........................................................................................................................
            52,500   Kohl's Corp. (NON)                                                                        2,937,375
.........................................................................................................................
           164,880   Lowe's Cos., Inc.                                                                         6,183,000
.........................................................................................................................
           300,200   Office Depot, Inc. (NON)                                                                  4,430,952
.........................................................................................................................
           320,600   TJX Cos., Inc. (The)                                                                      6,258,112
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,950,250
------------------------------------------------------------------------------------------------------------------------
Software (4.6%)
.........................................................................................................................
           153,100   Adobe Systems, Inc.                                                                       3,797,033
.........................................................................................................................
           180,534   BMC Software, Inc. (NON)                                                                  3,088,937
.........................................................................................................................
           150,200   Computer Associates International, Inc.                                                   2,027,700
.........................................................................................................................
           391,000   Microsoft Corp. (NON)                                                                    20,214,700
.........................................................................................................................
           391,246   Oracle Corp. (NON)                                                                        4,225,457
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,353,827
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.0%)
.........................................................................................................................
           122,319   Automatic Data Processing, Inc.                                                           4,801,021
.........................................................................................................................
           365,000   BearingPoint, Inc. (NON)                                                                  2,518,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,319,521
------------------------------------------------------------------------------------------------------------------------
Telecommunications (4.6%)
.........................................................................................................................
            50,060   KT Corp. (South Korea)                                                                    2,140,363
.........................................................................................................................
             6,254   NTT DoCoMo, Inc. (Japan)                                                                 11,543,413
.........................................................................................................................
            17,984   SK Telecom Co., Ltd. (South Korea)                                                        3,473,044
.........................................................................................................................
            16,381   Swisscom AG (Switzerland)                                                                 4,746,141
.........................................................................................................................
         1,581,718   Telecom Corp. of New Zealand, Ltd.
                     (New Zealand)                                                                             3,747,390
.........................................................................................................................
           167,350   Telecom Corp. of New Zealand, Ltd.
                     144A (New Zealand)                                                                          396,484
.........................................................................................................................
           239,400   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                      7,656,012
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,702,847
------------------------------------------------------------------------------------------------------------------------
Textiles (0.3%)
.........................................................................................................................
            47,900   Nike, Inc.                                                                                2,130,113
------------------------------------------------------------------------------------------------------------------------
Tobacco (4.2%)
.........................................................................................................................
           469,652   Altadis SA (Spain)                                                                       10,713,599
.........................................................................................................................
           351,197   Korea Tobacco & Ginseng Corp. (KT & G)
                     GDR (South Korea)                                                                         2,423,259
.........................................................................................................................
           430,430   Philip Morris Cos., Inc.                                                                 17,445,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,582,186
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.9%)
.........................................................................................................................
           276,400   Waste Management, Inc.                                                                    6,335,088
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.3%)
.........................................................................................................................
            88,428   Vivendi Environnement (France)                                                            2,061,738
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $803,398,321)                                                                    $722,029,736
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,916,671   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.23% to 1.45% and due dates
                     ranging from January 2, 2003 to
                     February 18, 2003 (d)                                                                    $5,914,790
.........................................................................................................................
         4,291,930   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                     4,291,930
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $10,206,720)                                                                      $10,206,720
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $813,605,041)                                                                    $732,236,456
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Bermuda                                                                    2.0%
...............................................................................
Brazil                                                                     1.6
...............................................................................
Canada                                                                     1.2
...............................................................................
Denmark                                                                    1.5
...............................................................................
Finland                                                                    0.9
...............................................................................
France                                                                     7.2
...............................................................................
Germany                                                                    1.4
...............................................................................
Japan                                                                      5.4
...............................................................................
Mexico                                                                     2.3
...............................................................................
Netherlands                                                                1.6
...............................................................................
New Zealand                                                                0.6
...............................................................................
Singapore                                                                  0.8
...............................................................................
South Korea                                                                2.7
...............................................................................
Spain                                                                      2.7
...............................................................................
Switzerland                                                                3.9
...............................................................................
United Kingdom                                                             9.2
...............................................................................
United States                                                             53.0
...............................................................................
Other                                                                      2.0
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $29,913,009)
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Appreciation
...............................................................................
Australian Dollars        $15,122,571  $14,973,054     3/19/03       $149,517
...............................................................................
British Pounds              7,684,879    7,472,043     3/19/03        212,836
...............................................................................
Norwegian Krone             3,932,533    3,721,698     3/19/03        210,835
...............................................................................
Swedish Krona               3,901,365    3,746,214     3/19/03        155,151
------------------------------------------------------------------------------
                                                                     $728,339
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $18,260,975)
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
Japanese Yen              $19,144,052  $18,260,975     3/19/03      $(883,077)
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Growth and Income Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (2.4%)
.........................................................................................................................
         1,311,524   Boeing Co. (The)                                                                        $43,267,177
.........................................................................................................................
           238,007   Goodrich Corp.                                                                            4,360,288
.........................................................................................................................
           366,435   Lockheed Martin Corp.                                                                    21,161,621
.........................................................................................................................
           109,718   Northrop Grumman Corp.                                                                   10,642,646
.........................................................................................................................
           584,600   Rockwell Collins, Inc.                                                                   13,597,796
.........................................................................................................................
           563,595   United Technologies Corp.                                                                34,909,074
------------------------------------------------------------------------------------------------------------------------
                                                                                                             127,938,602
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
           412,890   Southwest Airlines Co.                                                                    5,739,171
------------------------------------------------------------------------------------------------------------------------
Automotive (0.6%)
.........................................................................................................................
         1,770,975   Ford Motor Co.                                                                           16,470,068
.........................................................................................................................
           211,000   General Motors Corp.                                                                      7,777,460
.........................................................................................................................
           250,746   Lear Corp. (NON)                                                                          8,344,827
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,592,355
------------------------------------------------------------------------------------------------------------------------
Banking (11.2%)
.........................................................................................................................
           158,704   AmSouth Bancorporation                                                                    3,047,117
.........................................................................................................................
         1,698,383   Bank of America Corp.                                                                   118,156,505
.........................................................................................................................
         1,958,272   Bank of New York Co., Inc. (The)                                                         46,920,197
.........................................................................................................................
           624,493   Bank One Corp.                                                                           22,825,219
.........................................................................................................................
           337,161   BB&T Corp.                                                                               12,471,585
.........................................................................................................................
           830,205   Comerica, Inc.                                                                           35,898,064
.........................................................................................................................
           225,000   Fifth Third Bancorp                                                                      13,173,750
.........................................................................................................................
           243,794   First Tennessee National Corp.                                                            8,761,956
.........................................................................................................................
           986,051   FleetBoston Financial Corp.                                                              23,961,039
.........................................................................................................................
           144,900   M&T Bank Corp.                                                                           11,497,815
.........................................................................................................................
           263,000   Mellon Financial Corp.                                                                    6,866,930
.........................................................................................................................
           567,867   National City Corp.                                                                      15,514,126
.........................................................................................................................
           129,146   PNC Financial Services Group                                                              5,411,217
.........................................................................................................................
           442,993   Sovereign Bancorp, Inc.                                                                   6,224,052
.........................................................................................................................
           633,000   Synovus Financial Corp.                                                                  12,280,200
.........................................................................................................................
            35,800   TCF Financial Corp.                                                                       1,564,102
.........................................................................................................................
         4,895,756   U.S. Bancorp                                                                            103,887,942
.........................................................................................................................
           498,661   Wachovia Corp.                                                                           18,171,207
.........................................................................................................................
         1,307,573   Washington Mutual, Inc.                                                                  45,150,496
.........................................................................................................................
         1,721,063   Wells Fargo & Co.                                                                        80,666,223
.........................................................................................................................
           136,752   Zions Bancorp.                                                                            5,381,054
------------------------------------------------------------------------------------------------------------------------
                                                                                                             597,830,796
------------------------------------------------------------------------------------------------------------------------
Beverage (2.8%)
.........................................................................................................................
         1,014,899   Anheuser-Busch Cos., Inc.                                                                49,121,112
.........................................................................................................................
         1,757,694   Coca-Cola Co. (The)                                                                      77,022,151
.........................................................................................................................
           765,154   Coca-Cola Enterprises, Inc.                                                              16,619,145
.........................................................................................................................
           129,200   Pepsi Bottling Group, Inc. (The)                                                          3,320,440
.........................................................................................................................
            68,104   PepsiCo, Inc.                                                                             2,875,351
------------------------------------------------------------------------------------------------------------------------
                                                                                                             148,958,199
------------------------------------------------------------------------------------------------------------------------
Building Materials (--%)
.........................................................................................................................
            23,188   Vulcan Materials Co.                                                                        869,550
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.5%)
.........................................................................................................................
           869,915   Comcast Corp. Class A (NON)                                                              20,503,897
.........................................................................................................................
           347,000   Comcast Corp. Class A (Special) (NON)                                                     7,838,730
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,342,627
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.8%)
.........................................................................................................................
           192,052   3M Co.                                                                                   23,680,012
.........................................................................................................................
           227,600   Avery Dennison Corp.                                                                     13,901,808
.........................................................................................................................
         1,240,962   Dow Chemical Co. (The)                                                                   36,856,571
.........................................................................................................................
         1,096,540   E.I. du Pont de Nemours & Co.                                                            46,493,296
.........................................................................................................................
           354,916   Eastman Chemical Co.                                                                     13,050,261
.........................................................................................................................
           220,936   Hercules, Inc. (NON)                                                                      1,944,237
.........................................................................................................................
           298,274   PPG Industries, Inc.                                                                     14,958,441
------------------------------------------------------------------------------------------------------------------------
                                                                                                             150,884,626
------------------------------------------------------------------------------------------------------------------------
Coal (0.1%)
.........................................................................................................................
           174,090   Arch Coal, Inc.                                                                           3,758,603
.........................................................................................................................
            75,938   Peabody Energy Corp.                                                                      2,219,668
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,978,271
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.2%)
.........................................................................................................................
           214,700   H&R Block, Inc.                                                                           8,630,940
------------------------------------------------------------------------------------------------------------------------
Computers (4.3%)
.........................................................................................................................
             3,597   Dell Computer Corp. (NON)                                                                    96,184
.........................................................................................................................
           179,400   EMC Corp. (NON)                                                                           1,101,516
.........................................................................................................................
         6,466,716   Hewlett-Packard Co.                                                                     112,262,190
.........................................................................................................................
         1,261,328   IBM Corp.                                                                                97,752,920
.........................................................................................................................
           198,962   NCR Corp. (NON)                                                                           4,723,358
.........................................................................................................................
         4,703,100   Sun Microsystems, Inc. (NON)                                                             14,626,641
------------------------------------------------------------------------------------------------------------------------
                                                                                                             230,562,809
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.3%)
.........................................................................................................................
             8,101   Berkshire Hathaway, Inc. Class B (NON)                                                   19,628,723
.........................................................................................................................
         4,401,323   General Electric Co.                                                                    107,172,215
.........................................................................................................................
           697,556   Honeywell International, Inc.                                                            16,741,344
.........................................................................................................................
            45,869   Textron, Inc.                                                                             1,971,908
.........................................................................................................................
         5,027,031   Tyco Intl., Ltd. (Bermuda)                                                               85,861,689
------------------------------------------------------------------------------------------------------------------------
                                                                                                             231,375,879
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.0%)
.........................................................................................................................
           419,738   Capital One Financial Corp.                                                              12,474,613
.........................................................................................................................
         1,442,303   Household International, Inc.                                                            40,110,446
.........................................................................................................................
         2,727,105   MBNA Corp.                                                                               51,869,537
.........................................................................................................................
           467,711   Providian Financial Corp. (NON)                                                           3,035,444
------------------------------------------------------------------------------------------------------------------------
                                                                                                             107,490,040
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (3.4%)
.........................................................................................................................
           103,790   Avon Products, Inc.                                                                       5,591,167
.........................................................................................................................
           382,000   Colgate-Palmolive Co.                                                                    20,028,260
.........................................................................................................................
           607,380   Fortune Brands, Inc.                                                                     28,249,244
.........................................................................................................................
           720,484   Gillette Co. (The)                                                                       21,873,894
.........................................................................................................................
           650,916   Kimberly-Clark Corp.                                                                     30,898,983
.........................................................................................................................
           375,736   Newell Rubbermaid, Inc.                                                                  11,396,073
.........................................................................................................................
           661,894   Procter & Gamble Co.                                                                     56,883,170
.........................................................................................................................
           101,702   Unilever NV (Netherlands)                                                                 6,276,030
------------------------------------------------------------------------------------------------------------------------
                                                                                                             181,196,821
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
.........................................................................................................................
         2,987,200   Service Corp. International (NON)                                                         9,917,504
------------------------------------------------------------------------------------------------------------------------
Containers (0.1%)
.........................................................................................................................
           142,600   Owens-Illinois, Inc. (NON)                                                                2,079,108
.........................................................................................................................
           108,708   Sealed Air Corp. (NON)                                                                    4,054,808
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,133,916
------------------------------------------------------------------------------------------------------------------------
Distribution (0.1%)
.........................................................................................................................
           193,288   SYSCO Corp.                                                                               5,758,050
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.5%)
.........................................................................................................................
           161,541   American Electric Power Co., Inc.                                                         4,414,916
.........................................................................................................................
         1,872,181   CenterPoint Energy, Inc.                                                                 15,913,539
.........................................................................................................................
           146,000   Dominion Resources, Inc.                                                                  8,015,400
.........................................................................................................................
           388,000   Duke Energy Corp.                                                                         7,581,520
.........................................................................................................................
         2,213,132   Edison International (NON)                                                               26,225,614
.........................................................................................................................
           533,876   Entergy Corp.                                                                            24,339,407
.........................................................................................................................
           425,053   Exelon Corp.                                                                             22,430,047
.........................................................................................................................
           498,451   FirstEnergy Corp.                                                                        16,433,929
.........................................................................................................................
           180,000   FPL Group, Inc.                                                                          10,823,400
.........................................................................................................................
         1,444,335   PG&E Corp. (NON)                                                                         20,076,257
.........................................................................................................................
               789   PPL Corp.                                                                                    27,363
.........................................................................................................................
           528,238   Progress Energy, Inc.                                                                    22,899,117
.........................................................................................................................
           535,487   TXU Corp.                                                                                10,002,897
------------------------------------------------------------------------------------------------------------------------
                                                                                                             189,183,406
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.6%)
.........................................................................................................................
           555,036   Emerson Electric Co.                                                                     28,223,581
.........................................................................................................................
           134,713   Rockwell International Corp.                                                              2,789,906
------------------------------------------------------------------------------------------------------------------------
                                                                                                              31,013,487
------------------------------------------------------------------------------------------------------------------------
Electronics (0.9%)
.........................................................................................................................
           211,000   Agilent Technologies, Inc. (NON)                                                          3,789,560
.........................................................................................................................
            24,368   Conexant Systems, Inc. (NON)                                                                 39,232
.........................................................................................................................
           241,374   Flextronics International, Ltd. (Singapore) (NON)                                         1,976,853
.........................................................................................................................
         1,158,000   LSI Logic Corp. (NON)                                                                     6,681,660
.........................................................................................................................
         1,904,400   Motorola, Inc.                                                                           16,473,060
.........................................................................................................................
         5,569,614   Solectron Corp. (NON)                                                                    19,772,130
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,732,495
------------------------------------------------------------------------------------------------------------------------
Energy (1.2%)
.........................................................................................................................
           127,600   BJ Services Co. (NON)                                                                     4,122,756
.........................................................................................................................
         1,770,473   Halliburton Co.                                                                          33,125,550
.........................................................................................................................
           466,000   Schlumberger, Ltd.                                                                       19,613,940
.........................................................................................................................
           314,000   Transocean Sedco Forex, Inc.                                                              7,284,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              64,147,046
------------------------------------------------------------------------------------------------------------------------
Financial (8.2%)
.........................................................................................................................
            78,931   American Express Co.                                                                      2,790,211
.........................................................................................................................
           786,400   CIT Group, Inc.                                                                          15,413,440
.........................................................................................................................
         6,427,378   Citigroup, Inc.                                                                         226,179,428
.........................................................................................................................
         1,745,204   Fannie Mae                                                                              112,268,973
.........................................................................................................................
         1,177,403   Freddie Mac                                                                              69,525,647
.........................................................................................................................
           285,716   MGIC Investment Corp.                                                                    11,800,071
------------------------------------------------------------------------------------------------------------------------
                                                                                                             437,977,770
------------------------------------------------------------------------------------------------------------------------
Food (2.3%)
.........................................................................................................................
           731,389   Archer Daniels Midland Co.                                                                9,069,224
.........................................................................................................................
           330,480   Campbell Soup Co.                                                                         7,756,366
.........................................................................................................................
           474,008   ConAgra, Inc.                                                                            11,854,940
.........................................................................................................................
           176,018   Del Monte Foods Co. (NON)                                                                 1,355,339
.........................................................................................................................
           394,130   H.J. Heinz Co.                                                                           12,955,053
.........................................................................................................................
           113,702   Hershey Foods Corp.                                                                       7,668,063
.........................................................................................................................
           628,904   Kellogg Co.                                                                              21,552,540
.........................................................................................................................
           498,076   Kraft Foods, Inc. Class A                                                                19,390,099
.........................................................................................................................
         1,351,787   Sara Lee Corp.                                                                           30,428,725
------------------------------------------------------------------------------------------------------------------------
                                                                                                             122,030,349
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.1%)
.........................................................................................................................
           103,500   Boise Cascade Corp.                                                                       2,610,270
.........................................................................................................................
           922,894   Georgia-Pacific Corp.                                                                    14,913,967
.........................................................................................................................
           515,007   Smurfit-Stone Container Corp. (NON)                                                       7,926,473
.........................................................................................................................
           625,220   Weyerhaeuser Co.                                                                         30,767,076
------------------------------------------------------------------------------------------------------------------------
                                                                                                              56,217,786
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.4%)
.........................................................................................................................
           258,776   Harrah's Entertainment, Inc. (NON)                                                       10,247,530
.........................................................................................................................
           257,415   MGM Mirage, Inc. (NON)                                                                    8,486,973
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,734,503
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.0%)
.........................................................................................................................
           359,635   Cardinal Health, Inc.                                                                    21,286,796
.........................................................................................................................
           117,542   Caremark Rx, Inc. (NON)                                                                   1,910,058
.........................................................................................................................
           391,454   CIGNA Corp.                                                                              16,096,588
.........................................................................................................................
            72,961   Express Scripts, Inc. Class A (NON)                                                       3,505,046
.........................................................................................................................
           493,848   HCA, Inc.                                                                                20,494,692
.........................................................................................................................
           327,846   Healthsouth Corp. (NON)                                                                   1,376,953
.........................................................................................................................
           174,126   Quest Diagnostics, Inc. (NON)                                                             9,907,769
.........................................................................................................................
           259,534   UnitedHealth Group, Inc.                                                                 21,671,089
.........................................................................................................................
           121,677   Wellpoint Health Networks, Inc. (NON)                                                     8,658,535
------------------------------------------------------------------------------------------------------------------------
                                                                                                             104,907,526
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (--%)
.........................................................................................................................
            43,582   Whirlpool Corp.                                                                           2,275,852
------------------------------------------------------------------------------------------------------------------------
Insurance (2.2%)
.........................................................................................................................
           975,815   ACE, Ltd. (Bermuda)                                                                      28,630,412
.........................................................................................................................
           231,000   American International Group, Inc.                                                       13,363,350
.........................................................................................................................
            20,188   Hartford Financial Services Group,
                     Inc. (The)                                                                                  917,141
.........................................................................................................................
            57,274   Jefferson-Pilot Corp.                                                                     2,182,712
.........................................................................................................................
            30,364   John Hancock Financial Services                                                             847,156
.........................................................................................................................
            20,692   Loews Corp.                                                                                 919,966
.........................................................................................................................
           127,326   MBIA, Inc.                                                                                5,584,518
.........................................................................................................................
           345,000   Metlife, Inc.                                                                             9,328,800
.........................................................................................................................
            96,800   Radian Group, Inc.                                                                        3,596,120
.........................................................................................................................
           122,794   Torchmark Corp.                                                                           4,485,665
.........................................................................................................................
           844,696   Travelers Property Casualty Corp.
                     Class A (NON)                                                                            12,374,796
.........................................................................................................................
           561,367   Travelers Property Casualty Corp.
                     Class B (NON)                                                                             8,224,027
.........................................................................................................................
           377,848   UnumProvident Corp.                                                                       6,627,454
.........................................................................................................................
           259,600   XL Capital, Ltd. Class A (Bermuda)                                                       20,054,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                             117,136,217
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.7%)
.........................................................................................................................
           118,392   Goldman Sachs Group, Inc. (The)                                                           8,062,495
.........................................................................................................................
         3,039,960   JPMorgan Chase & Co.                                                                     72,959,040
.........................................................................................................................
           926,200   Merrill Lynch & Co., Inc.                                                                35,149,290
.........................................................................................................................
           758,562   Morgan Stanley Dean Witter & Co.                                                         30,281,795
------------------------------------------------------------------------------------------------------------------------
                                                                                                             146,452,620
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
.........................................................................................................................
               304   Carnival Corp.                                                                                7,585
.........................................................................................................................
             9,585   Cendant Corp. (NON)                                                                         100,451
.........................................................................................................................
           334,700   Marriott International, Inc. Class A                                                     11,001,589
.........................................................................................................................
           373,540   Royal Caribbean Cruises, Ltd.                                                             6,238,118
.........................................................................................................................
             2,713   Starwood Hotels & Resorts
                     Worldwide, Inc.                                                                              64,407
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,412,150
------------------------------------------------------------------------------------------------------------------------
Machinery (0.8%)
.........................................................................................................................
           649,231   Ingersoll-Rand Co. Class A (Bermuda)                                                     27,955,887
.........................................................................................................................
           312,000   Parker-Hannifin Corp.                                                                    14,392,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,348,447
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
.........................................................................................................................
           216,766   Dover Corp.                                                                               6,320,897
.........................................................................................................................
            75,000   Illinois Tool Works, Inc.                                                                 4,864,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,185,397
------------------------------------------------------------------------------------------------------------------------
Media (1.5%)
.........................................................................................................................
         4,299,602   Liberty Media Corp. Class A (NON)                                                        38,438,442
.........................................................................................................................
         2,561,779   Walt Disney Co. (The)                                                                    41,782,615
------------------------------------------------------------------------------------------------------------------------
                                                                                                              80,221,057
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.1%)
.........................................................................................................................
           121,369   Becton, Dickinson and Co.                                                                 3,724,815
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
           661,000   Alcoa, Inc.                                                                              15,057,580
.........................................................................................................................
           226,236   Barrick Gold Corp.                                                                        3,486,297
.........................................................................................................................
           169,000   Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                             2,835,820
.........................................................................................................................
            81,800   Phelps Dodge Corp. (NON)                                                                  2,588,970
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,968,667
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.6%)
.........................................................................................................................
         1,068,000   Dynegy, Inc. Class A                                                                      1,260,240
.........................................................................................................................
         1,494,606   El Paso Corp.                                                                            10,402,458
.........................................................................................................................
           664,000   NiSource, Inc.                                                                           13,280,000
.........................................................................................................................
           259,981   Sempra Energy                                                                             6,148,551
------------------------------------------------------------------------------------------------------------------------
                                                                                                              31,091,249
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.1%)
.........................................................................................................................
           115,097   Pitney Bowes, Inc.                                                                        3,759,068
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (8.5%)
.........................................................................................................................
           397,429   Burlington Resources, Inc.                                                               16,950,347
.........................................................................................................................
           725,274   Chevron Texaco Corp.                                                                     48,216,216
.........................................................................................................................
           212,409   ConocoPhillips                                                                           10,278,472
.........................................................................................................................
           150,295   Devon Energy Corp.                                                                        6,898,541
.........................................................................................................................
         5,789,003   Exxon Mobil Corp.                                                                       202,267,765
.........................................................................................................................
           495,177   Marathon Oil Corp.                                                                       10,542,318
.........................................................................................................................
           172,407   Noble Corp. (NON)                                                                         6,060,106
.........................................................................................................................
           141,116   Occidental Petroleum Corp.                                                                4,014,750
.........................................................................................................................
         2,739,619   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                           120,598,028
.........................................................................................................................
           851,874   Unocal Corp.                                                                             26,050,307
------------------------------------------------------------------------------------------------------------------------
                                                                                                             451,876,850
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.6%)
.........................................................................................................................
         1,574,990   Abbott Laboratories                                                                      62,999,600
.........................................................................................................................
         1,724,738   Bristol-Myers Squibb Co.                                                                 39,927,685
.........................................................................................................................
           590,602   King Pharmaceuticals, Inc. (NON)                                                         10,152,448
.........................................................................................................................
           717,850   Lilly (Eli) & Co.                                                                        45,583,475
.........................................................................................................................
         2,466,610   Merck & Co., Inc.                                                                       139,634,792
.........................................................................................................................
         4,790,857   Pfizer, Inc.                                                                            146,456,498
.........................................................................................................................
           998,055   Pharmacia Corp.                                                                          41,718,699
.........................................................................................................................
         2,062,461   Schering-Plough Corp.                                                                    45,786,634
.........................................................................................................................
           954,189   Wyeth                                                                                    35,686,669
------------------------------------------------------------------------------------------------------------------------
                                                                                                             567,946,500
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.5%)
.........................................................................................................................
           567,083   Eastman Kodak Co.                                                                        19,870,588
.........................................................................................................................
           702,185   Xerox Corp. (NON)                                                                         5,652,589
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,523,177
------------------------------------------------------------------------------------------------------------------------
Power Producers (--%)
.........................................................................................................................
           502,071   Reliant Resources, Inc. (NON)                                                             1,606,627
------------------------------------------------------------------------------------------------------------------------
Publishing (0.2%)
.........................................................................................................................
           129,088   McGraw-Hill Cos., Inc. (The)                                                              7,802,079
------------------------------------------------------------------------------------------------------------------------
Railroads (1.0%)
.........................................................................................................................
           734,765   Burlington Northern Santa Fe Corp.                                                       19,111,238
.........................................................................................................................
            65,852   CSX Corp.                                                                                 1,864,270
.........................................................................................................................
           474,076   Norfolk Southern Corp.                                                                    9,476,779
.........................................................................................................................
           407,787   Union Pacific Corp.                                                                      24,414,208
------------------------------------------------------------------------------------------------------------------------
                                                                                                              54,866,495
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.5%)
.........................................................................................................................
            89,700   Boston Properties, Inc. (R)                                                               3,306,342
.........................................................................................................................
           922,265   Equity Office Properties Trust (R)                                                       23,038,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,344,522
------------------------------------------------------------------------------------------------------------------------
Regional Bells (3.6%)
.........................................................................................................................
         2,025,038   BellSouth Corp.                                                                          52,387,733
.........................................................................................................................
           322,896   Qwest Communications
                     International, Inc. (NON)                                                                 1,614,480
.........................................................................................................................
         2,970,977   SBC Communications, Inc.                                                                 80,543,186
.........................................................................................................................
         1,492,998   Verizon Communications, Inc.                                                             57,853,673
------------------------------------------------------------------------------------------------------------------------
                                                                                                             192,399,072
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.1%)
.........................................................................................................................
           207,400   Darden Restaurants, Inc.                                                                  4,241,330
------------------------------------------------------------------------------------------------------------------------
Retail (3.1%)
.........................................................................................................................
           568,653   Albertsons, Inc.                                                                         12,658,216
.........................................................................................................................
            35,800   AutoZone, Inc. (NON)                                                                      2,529,270
.........................................................................................................................
           488,162   Federated Department Stores, Inc. (NON)                                                  14,039,539
.........................................................................................................................
         1,821,446   JC Penney Co., Inc. (Holding Co.)                                                        41,911,472
.........................................................................................................................
           693,986   Kroger Co. (NON)                                                                         10,722,084
.........................................................................................................................
         1,302,376   Limited, Inc. (The)                                                                      18,142,098
.........................................................................................................................
           131,761   Lowe's Cos., Inc.                                                                         4,941,038
.........................................................................................................................
         1,080,720   Office Depot, Inc. (NON)                                                                 15,951,427
.........................................................................................................................
           391,187   RadioShack Corp.                                                                          7,330,844
.........................................................................................................................
         3,450,900   Rite Aid Corp. (NON)                                                                      8,454,705
.........................................................................................................................
           556,764   Safeway, Inc. (NON)                                                                      13,006,007
.........................................................................................................................
           110,516   Staples, Inc. (NON)                                                                       2,022,443
.........................................................................................................................
            54,860   Supervalu, Inc.                                                                             905,739
.........................................................................................................................
           757,042   TJX Cos., Inc. (The)                                                                     14,777,460
------------------------------------------------------------------------------------------------------------------------
                                                                                                             167,392,342
------------------------------------------------------------------------------------------------------------------------
Software (1.5%)
.........................................................................................................................
           373,955   Amdocs, Ltd. (Guernsey) (NON)                                                             3,672,238
.........................................................................................................................
         1,064,920   BMC Software, Inc. (NON)                                                                 18,220,781
.........................................................................................................................
         3,901,727   Computer Associates International, Inc.                                                  52,673,315
.........................................................................................................................
           255,484   Compuware Corp. (NON)                                                                     1,226,323
.........................................................................................................................
            56,933   Symantec Corp. (NON)                                                                      2,306,356
------------------------------------------------------------------------------------------------------------------------
                                                                                                              78,099,013
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.2%)
.........................................................................................................................
           126,879   Computer Sciences Corp. (NON)                                                             4,370,982
.........................................................................................................................
           186,001   Electronic Data Systems Corp.                                                             3,427,998
.........................................................................................................................
            75,952   SunGard Data Systems, Inc. (NON)                                                          1,789,429
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,588,409
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.1%)
.........................................................................................................................
           713,934   AT&T Corp.                                                                               18,640,817
.........................................................................................................................
         2,279,290   AT&T Wireless Services, Inc. (NON)                                                       12,877,989
.........................................................................................................................
           127,688   CenturyTel, Inc.                                                                          3,751,473
.........................................................................................................................
         1,651,181   Sprint Corp. (FON Group)                                                                 23,909,101
------------------------------------------------------------------------------------------------------------------------
                                                                                                              59,179,380
------------------------------------------------------------------------------------------------------------------------
Textiles (0.3%)
.........................................................................................................................
           195,338   Jones Apparel Group, Inc. (NON)                                                           6,922,779
.........................................................................................................................
            29,571   Nike, Inc.                                                                                1,315,022
.........................................................................................................................
           140,448   V. F. Corp.                                                                               5,063,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,300,951
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.5%)
.........................................................................................................................
         3,147,727   Philip Morris Cos., Inc.                                                                127,577,375
.........................................................................................................................
           101,971   R.J. Reynolds Tobacco Holdings, Inc.                                                      4,293,999
------------------------------------------------------------------------------------------------------------------------
                                                                                                             131,871,374
------------------------------------------------------------------------------------------------------------------------
Toys (0.3%)
.........................................................................................................................
           839,730   Mattel, Inc.                                                                             16,080,830
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.6%)
.........................................................................................................................
           251,264   Republic Services, Inc. (NON)                                                             5,271,519
.........................................................................................................................
         1,283,496   Waste Management, Inc.                                                                   29,417,728
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,689,247
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $5,505,068,288)                                                                $5,275,528,261
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
           283,014   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                     $11,355,937
.........................................................................................................................
           308,658   General Motors Corp. $1.313 cv. pfd.                                                      7,176,299
.........................................................................................................................
             4,200   Hercules Trust II units 6.50% cum. cv. pfd.                                               2,278,500
.........................................................................................................................
           169,977   Xerox Corp. 144A $3.75 cv. pfd.                                                           9,391,229
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $32,797,188)                                                                      $30,201,965
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $6,200,000   Elan Finance Corp., Ltd. cv. LYON
                     zero %, 2018 (Bermuda)                                                                   $2,883,000
.........................................................................................................................
         3,610,000   Freeport-McMoRan Copper & Gold, Inc.
                     144A cv. sr. notes 8 1/4s, 2006                                                           5,121,688
.........................................................................................................................
         1,900,000   Providian Financial Corp. cv. sr.
                     notes 3 1/4s, 2005                                                                        1,413,125
.........................................................................................................................
         7,633,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                        6,812,453
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $14,112,489)                                                                      $16,230,266
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $26,553,538   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $26,545,094
.........................................................................................................................
        20,828,573   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    20,828,573
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $47,373,667)                                                                      $47,373,667
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $5,599,351,632)                                                                $5,369,334,159
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Growth Opportunities Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (1.3%)
.........................................................................................................................
             8,900   Fifth Third Bancorp                                                                        $521,095
.........................................................................................................................
             8,100   State Street Corp.                                                                          315,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 836,995
------------------------------------------------------------------------------------------------------------------------
Beverage (3.9%)
.........................................................................................................................
            14,300   Coca-Cola Co. (The)                                                                         626,626
.........................................................................................................................
            43,500   PepsiCo, Inc.                                                                             1,836,570
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,463,196
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.3%)
.........................................................................................................................
            42,500   Amgen, Inc. (NON)                                                                         2,054,450
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.8%)
.........................................................................................................................
            12,200   Viacom, Inc. Class B (NON)                                                                  497,272
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.6%)
.........................................................................................................................
            18,000   Echostar Communications Corp. Class A (NON)                                                 400,680
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.1%)
.........................................................................................................................
            10,800   3M Co.                                                                                    1,331,640
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.5%)
.........................................................................................................................
            12,200   Paychex, Inc.                                                                               340,380
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.2%)
.........................................................................................................................
           108,900   Cisco Systems, Inc. (NON)                                                                 1,426,590
.........................................................................................................................
            16,650   QUALCOMM, Inc. (NON)                                                                        605,894
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,032,484
------------------------------------------------------------------------------------------------------------------------
Computers (7.1%)
.........................................................................................................................
            84,500   Dell Computer Corp. (NON)                                                                 2,259,530
.........................................................................................................................
            30,600   Hewlett-Packard Co.                                                                         531,216
.........................................................................................................................
            13,700   IBM Corp.                                                                                 1,061,750
.........................................................................................................................
            10,300   Lexmark International, Inc. (NON)                                                           623,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,475,646
------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.5%)
.........................................................................................................................
           168,500   General Electric Co.                                                                      4,102,975
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.6%)
.........................................................................................................................
            16,700   Capital One Financial Corp.                                                                 496,324
.........................................................................................................................
            28,100   MBNA Corp.                                                                                  534,462
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,030,786
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.6%)
.........................................................................................................................
            11,500   Procter & Gamble Co.                                                                        988,310
------------------------------------------------------------------------------------------------------------------------
Electronics (5.5%)
.........................................................................................................................
           184,800   Intel Corp.                                                                               2,877,336
.........................................................................................................................
             8,900   Maxim Integrated Products, Inc.                                                             294,056
.........................................................................................................................
             8,900   QLogic Corp. (NON)                                                                          307,139
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,478,531
------------------------------------------------------------------------------------------------------------------------
Financial (4.8%)
.........................................................................................................................
            24,200   Citigroup, Inc.                                                                             851,598
.........................................................................................................................
            34,200   Fannie Mae                                                                                2,200,086
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,051,684
------------------------------------------------------------------------------------------------------------------------
Food (1.1%)
.........................................................................................................................
            17,500   Kraft Foods, Inc. Class A                                                                   681,275
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.2%)
.........................................................................................................................
            15,100   Cardinal Health, Inc.                                                                       893,769
.........................................................................................................................
             7,100   HCA, Inc.                                                                                   294,650
.........................................................................................................................
             5,400   UnitedHealth Group, Inc.                                                                    450,900
.........................................................................................................................
             5,500   Wellpoint Health Networks, Inc. (NON)                                                       391,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,030,699
------------------------------------------------------------------------------------------------------------------------
Insurance (2.0%)
.........................................................................................................................
            21,800   American International Group, Inc.                                                        1,261,130
------------------------------------------------------------------------------------------------------------------------
Media (0.5%)
.........................................................................................................................
            26,200   AOL Time Warner, Inc. (NON)                                                                 343,220
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.7%)
.........................................................................................................................
            36,900   Medtronic, Inc.                                                                           1,682,640
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (21.9%)
.........................................................................................................................
            32,700   Abbott Laboratories                                                                       1,308,000
.........................................................................................................................
            10,050   Allergan, Inc.                                                                              579,081
.........................................................................................................................
             2,600   Forest Laboratories, Inc. (NON)                                                             255,372
.........................................................................................................................
            57,300   Johnson & Johnson                                                                         3,077,583
.........................................................................................................................
            10,100   Lilly (Eli) & Co.                                                                           641,350
.........................................................................................................................
            26,300   Merck & Co., Inc.                                                                         1,488,843
.........................................................................................................................
           138,600   Pfizer, Inc.                                                                              4,237,002
.........................................................................................................................
            31,200   Pharmacia Corp.                                                                           1,304,160
.........................................................................................................................
            25,000   Wyeth                                                                                       935,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,826,391
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.5%)
.........................................................................................................................
            16,500   Starbucks Corp. (NON)                                                                       336,270
------------------------------------------------------------------------------------------------------------------------
Retail (12.6%)
.........................................................................................................................
            13,900   Bed Bath & Beyond, Inc. (NON)                                                               479,967
.........................................................................................................................
            21,800   Kohl's Corp. (NON)                                                                        1,219,710
.........................................................................................................................
            43,600   Lowe's Cos., Inc.                                                                         1,635,000
.........................................................................................................................
            18,700   Target Corp.                                                                                561,000
.........................................................................................................................
            34,100   TJX Cos., Inc. (The)                                                                        665,632
.........................................................................................................................
            57,300   Wal-Mart Stores, Inc.                                                                     2,894,223
.........................................................................................................................
            18,200   Walgreen Co.                                                                                531,258
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,986,790
------------------------------------------------------------------------------------------------------------------------
Software (9.5%)
.........................................................................................................................
             9,200   Adobe Systems, Inc.                                                                         228,169
.........................................................................................................................
            95,400   Microsoft Corp. (NON)                                                                     4,932,180
.........................................................................................................................
            80,050   Oracle Corp. (NON)                                                                          864,540
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,024,889
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.6%)
.........................................................................................................................
            25,400   Philip Morris Cos., Inc.                                                                  1,029,462
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $72,330,763)                                                                      $62,287,795
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $710,146   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 1.23% to 1.45% and due dates
                     ranging from January 2, 2003 to
                     February 18, 2003 (d)                                                                      $709,920
------------------------------------------------------------------------------------------------------------------------
         1,122,392   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003
                     to February 19, 2003 (d)                                                                  1,122,392
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $1,832,312)                                                                        $1,832,312
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $74,163,075)                                                                      $64,120,107
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Health Sciences Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (99.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Biotechnology (8.3%)
.........................................................................................................................
           306,318   Amgen, Inc. (NON)                                                                       $14,807,412
.........................................................................................................................
            33,100   Applera Corp.-Applied
                     Biosystems Group                                                                            580,574
.........................................................................................................................
            16,700   Biogen, Inc. (NON)                                                                          669,002
.........................................................................................................................
            31,850   Chiron Corp. (NON)                                                                        1,197,560
.........................................................................................................................
            28,200   Connetics Corp. (NON)                                                                       338,964
.........................................................................................................................
            26,357   Genzyme Corp. (NON)                                                                         779,376
.........................................................................................................................
            73,000   Gilead Sciences, Inc. (NON)                                                               2,482,000
.........................................................................................................................
            25,400   IDEC Pharmaceuticals Corp. (NON)                                                            842,518
.........................................................................................................................
            25,047   IDEXX Laboratories, Inc. (NON)                                                              822,794
.........................................................................................................................
             9,400   ILEX Oncology, Inc. (NON)                                                                    66,364
.........................................................................................................................
            25,037   InterMune Inc. (Private) (NON)                                                              638,694
.........................................................................................................................
             9,803   InterMune, Inc. (NON)                                                                       250,075
.........................................................................................................................
           113,003   MedImmune, Inc. (NON)                                                                     3,070,292
.........................................................................................................................
             1,100   Nexia Biotechnologies, Inc. (Canada) (NON)                                                    1,288
.........................................................................................................................
            23,800   Nexia Biotechnologies, Inc.
                     144A (Canada) (NON)                                                                          27,872
.........................................................................................................................
            33,652   QIAGEN NV (Netherlands) (NON)                                                               174,654
.........................................................................................................................
             3,600   Scios, Inc. (NON)                                                                           117,288
.........................................................................................................................
             1,085   Serono SA Class B (Switzerland)                                                             581,628
.........................................................................................................................
               550   SICOR, Inc. (NON)                                                                             8,718
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,457,073
------------------------------------------------------------------------------------------------------------------------
Conglomerates (--%)
.........................................................................................................................
             3,173   UCB SA (Belgium)                                                                             99,883
------------------------------------------------------------------------------------------------------------------------
Health Care Services (15.0%)
.........................................................................................................................
            52,850   AdvancePCS (NON)                                                                          1,173,799
.........................................................................................................................
            31,300   AmerisourceBergen Corp.                                                                   1,699,903
.........................................................................................................................
            45,443   Anthem, Inc. (NON)                                                                        2,858,365
.........................................................................................................................
           123,556   Cardinal Health, Inc.                                                                     7,313,280
.........................................................................................................................
            75,733   Caremark Rx, Inc. (NON)                                                                   1,230,661
.........................................................................................................................
             2,500   Centene Corp. (NON)                                                                          83,975
.........................................................................................................................
            43,150   CIGNA Corp.                                                                               1,774,328
.........................................................................................................................
            32,000   Community Health Systems, Inc. (NON)                                                        658,880
.........................................................................................................................
            17,700   Covance, Inc. (NON)                                                                         435,243
.........................................................................................................................
             6,300   Cross Country, Inc. (NON)                                                                    87,885
.........................................................................................................................
            43,100   DaVita, Inc. (NON)                                                                        1,063,277
.........................................................................................................................
            41,150   Express Scripts, Inc. Class A (NON)                                                       1,976,846
.........................................................................................................................
           201,873   HCA, Inc.                                                                                 8,377,730
.........................................................................................................................
             5,100   Laboratory Corp. of America Holdings (NON)                                                  118,524
.........................................................................................................................
            28,100   LifePoint Hospitals, Inc. (NON)                                                             841,061
.........................................................................................................................
             1,200   McKesson Corp.                                                                               32,436
.........................................................................................................................
            30,950   Mid Atlantic Medical Svcs., Inc. (NON)                                                    1,002,780
.........................................................................................................................
            31,200   Omnicare, Inc.                                                                              743,496
.........................................................................................................................
            32,890   Oxford Health Plans, Inc. (NON)                                                           1,198,841
.........................................................................................................................
             6,600   Pediatrix Medical Group, Inc. (NON)                                                         264,396
.........................................................................................................................
            33,500   Pharmaceutical Product
                     Development, Inc. (NON)                                                                     980,545
.........................................................................................................................
            30,170   Quest Diagnostics, Inc. (NON)                                                             1,716,673
.........................................................................................................................
             6,721   Renal Care Group, Inc. (NON)                                                                212,652
.........................................................................................................................
            65,250   Steris Corp. (NON)                                                                        1,582,313
.........................................................................................................................
            22,594   Triad Hospitals, Inc. (NON)                                                                 673,979
.........................................................................................................................
            88,512   UnitedHealth Group, Inc.                                                                  7,390,752
.........................................................................................................................
            19,300   Universal Health Svcs., Inc. Class B (NON)                                                  870,430
.........................................................................................................................
             6,400   WellChoice, Inc. (NON)                                                                      153,280
.........................................................................................................................
            49,480   Wellpoint Health Networks, Inc. (NON)                                                     3,520,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,037,327
------------------------------------------------------------------------------------------------------------------------
Medical Technology (11.2%)
.........................................................................................................................
                 1   Advanced Medical Optics, Inc. (NON)                                                              12
.........................................................................................................................
            23,800   Alcon, Inc. (Switzerland) (NON)                                                             938,910
.........................................................................................................................
           160,850   Baxter International, Inc.                                                                4,503,800
.........................................................................................................................
            15,400   Becton, Dickinson and Co.                                                                   472,626
.........................................................................................................................
            26,500   Biomet, Inc.                                                                                759,490
.........................................................................................................................
            58,650   Boston Scientific Corp. (NON)                                                             2,493,798
.........................................................................................................................
            27,228   Charles River Laboratories
                     International, Inc. (NON)                                                                 1,047,733
.........................................................................................................................
            28,604   Cytyc Corp. (NON)                                                                           291,761
.........................................................................................................................
            29,350   DENTSPLY International, Inc.                                                              1,091,820
.........................................................................................................................
            20,010   Diagnostic Products Corp.                                                                   772,786
.........................................................................................................................
            24,150   Edwards Lifesciences Corp. (NON)                                                            615,101
.........................................................................................................................
            33,750   Guidant Corp. (NON)                                                                       1,041,188
.........................................................................................................................
           288,560   Medtronic, Inc.                                                                          13,158,336
.........................................................................................................................
             1,700   Nobel Biocare Holding AG
                     (Switzerland) (NON)                                                                         108,563
.........................................................................................................................
            38,410   Respironics, Inc. (NON)                                                                   1,168,855
.........................................................................................................................
            27,900   Serologicals Corp. (NON)                                                                    306,900
.........................................................................................................................
            70,331   Smith & Nephew PLC (United Kingdom) (NON)                                                   430,798
.........................................................................................................................
            44,450   St. Jude Medical, Inc. (NON)                                                              1,765,554
.........................................................................................................................
            28,950   Stryker Corp.                                                                             1,943,124
.........................................................................................................................
               748   Synthes-Stratec, Inc. (Switzerland)                                                         458,876
.........................................................................................................................
               700   Techne Corp. (NON)                                                                           19,998
.........................................................................................................................
            25,060   Varian Medical Systems, Inc. (NON)                                                        1,242,976
.........................................................................................................................
            62,748   Zimmer Holdings, Inc. (NON)                                                               2,605,297
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,238,302
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (64.9%)
.........................................................................................................................
           294,728   Abbott Laboratories                                                                      11,789,120
.........................................................................................................................
            38,113   Allergan, Inc.                                                                            2,196,071
.........................................................................................................................
             7,100   Andrx Group (NON)                                                                           104,157
.........................................................................................................................
           100,454   AstraZeneca PLC (United Kingdom)                                                          3,589,981
.........................................................................................................................
           214,583   AstraZeneca PLC ADR
                     (United Kingdom)                                                                          7,529,717
.........................................................................................................................
            45,062   Aventis SA (France)                                                                       2,449,288
.........................................................................................................................
             5,973   Barr Laboratories, Inc. (NON)                                                               388,783
.........................................................................................................................
             6,500   Biovail Corp. (Canada) (NON)                                                                171,665
.........................................................................................................................
           141,000   Bristol-Myers Squibb Co.                                                                  3,264,150
.........................................................................................................................
            11,800   Cephalon, Inc. (NON)                                                                        574,282
.........................................................................................................................
            42,000   Eisai Co., Ltd. (Japan)                                                                     943,363
.........................................................................................................................
            65,330   Forest Laboratories, Inc. (NON)                                                           6,416,713
.........................................................................................................................
           479,150   GlaxoSmithKline PLC ADR
                     (United Kingdom)                                                                         17,948,959
.........................................................................................................................
             4,400   H. Lundbeck A/S (Denmark)                                                                   116,882
.........................................................................................................................
            31,435   IVAX Corp. (NON)                                                                            381,307
.........................................................................................................................
           486,734   Johnson & Johnson                                                                        26,142,483
.........................................................................................................................
           135,029   King Pharmaceuticals, Inc. (NON)                                                          2,321,149
.........................................................................................................................
           189,793   Lilly (Eli) & Co.                                                                        12,051,856
.........................................................................................................................
             4,000   Medicis Pharmaceutical Corp. Class A (NON)                                                  198,680
.........................................................................................................................
           319,441   Merck & Co., Inc.                                                                        18,083,555
.........................................................................................................................
            37,700   Mylan Laboratories, Inc.                                                                  1,315,730
.........................................................................................................................
           586,392   Novartis AG (Switzerland)                                                                21,401,632
.........................................................................................................................
            48,650   Novo-Nordisk A/S (Denmark)                                                                1,405,771
.........................................................................................................................
            20,000   Ono Pharmaceutical Co., Ltd. (Japan)                                                        605,141
.........................................................................................................................
           707,939   Pfizer, Inc.                                                                             21,641,695
.........................................................................................................................
           414,505   Pharmacia Corp.                                                                          17,326,309
.........................................................................................................................
            59,086   Roche Holding AG (Switzerland)                                                            4,118,452
.........................................................................................................................
            10,487   Salix Pharmaceuticals, Ltd. (NON)                                                            73,304
.........................................................................................................................
            95,400   Sankyo Co., Ltd. (Japan)                                                                  1,197,224
.........................................................................................................................
            98,553   Sanofi-Synthelabo SA (France)                                                             6,023,728
.........................................................................................................................
             5,100   Schering AG (Germany)                                                                       222,084
.........................................................................................................................
           140,044   Schering-Plough Corp.                                                                     3,108,976
.........................................................................................................................
            45,080   Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                      851,560
.........................................................................................................................
            29,000   Taisho Pharmaceutical Co., Ltd. (Japan)                                                     426,507
.........................................................................................................................
           128,800   Takeda Chemical Industries, Ltd. (Japan)                                                  5,384,307
.........................................................................................................................
            40,000   Terumo Corp. (Japan)                                                                        553,560
.........................................................................................................................
            13,906   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                536,910
.........................................................................................................................
           266,540   Wyeth                                                                                     9,968,596
.........................................................................................................................
            98,600   Yamanouchi Pharmaceutical Co.,
                     Ltd. (Japan)                                                                              2,858,694
------------------------------------------------------------------------------------------------------------------------
                                                                                                             215,682,341
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            57,000   Olympus Optical Co., Ltd. (Japan)                                                           929,102
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $340,154,129)                                                                    $331,444,028
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,847,622   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                            $2,846,716
.........................................................................................................................
           875,880   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                       875,880
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $3,722,596)                                                                        $3,722,596
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $343,876,725)                                                                    $335,166,624
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $19,708,985)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Australian Dollars           $796,101     $787,942     3/19/03         $8,159
...............................................................................
British Pounds              5,258,833    5,113,188     3/19/03        145,645
...............................................................................
Canadian Dollars              920,897      931,905     3/19/03        (11,008)
...............................................................................
Danish Krone                1,099,757    1,046,817     3/19/03         52,940
...............................................................................
Euro                        7,998,060    7,591,637     3/19/03        406,423
...............................................................................
Swiss Francs                4,512,401    4,237,496     3/19/03        274,905
------------------------------------------------------------------------------
                                                                     $877,064
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $2,285,144)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Japanese Yen               $1,059,448   $1,061,597     3/19/03         $2,149
...............................................................................
Swiss Francs                1,281,907    1,223,547     3/19/03        (58,360)
------------------------------------------------------------------------------
                                                                     $(56,211)
------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Denmark                                                                    0.5%
...............................................................................
France                                                                     2.6
...............................................................................
Japan                                                                      3.9
...............................................................................
Switzerland                                                                8.3
...............................................................................
United Kingdom                                                             9.2
...............................................................................
United States                                                             75.2
...............................................................................
Other                                                                      0.3
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT High Yield Fund
The fund's portfolio
December 31, 2002

CORPORATE BONDS AND NOTES (84.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.6%)
.........................................................................................................................
          $946,050   Adams Outdoor Advertising bank term
                     loan FRN Ser. B, 5.344s, 2008
                     (acquired 8/01/01, cost $944,867) (RES)                                                    $946,838
.........................................................................................................................
         1,947,382   Interact Operating Co. notes 14s, 2003
                     (In default) (NON) (PIK)                                                                        195
.........................................................................................................................
           500,000   Lamar Advertising Co. Structured
                     Notes (issued by COUNTS Trust)
                     Ser. 01-6, 9.84s, 2006                                                                      505,000
.........................................................................................................................
         1,000,000   Lamar Advertising Co. Structured
                     Notes Ser. 01-1, 5 1/4s, 2006 (issued
                     by COUNTS Trust)                                                                          1,005,000
.........................................................................................................................
         1,035,000   Lamar Media Corp. 144A sr. sub. notes
                     7 1/4s, 2013                                                                              1,047,938
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,504,971
------------------------------------------------------------------------------------------------------------------------
Automotive (2.0%)
.........................................................................................................................
           255,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                               273,488
.........................................................................................................................
           910,000   Collins & Aikman Products, Inc.
                     company guaranty 11 1/2s, 2006                                                              764,400
.........................................................................................................................
         1,670,000   Collins & Aikman Products, Inc.
                     company guaranty 10 3/4s, 2011                                                            1,586,500
.........................................................................................................................
           360,000   Dana Corp. notes 10 1/8s, 2010                                                              364,500
.........................................................................................................................
           750,000   Dana Corp. notes 9s, 2011                                                                   725,625
.........................................................................................................................
           200,000   Dana Corp. notes 7s, 2029                                                                   141,000
.........................................................................................................................
           470,000   Dana Corp. notes 6 1/4s, 2004                                                               462,950
.........................................................................................................................
EUR         70,000   Dana Corp. sr. notes 9s, 2011                                                                66,106
.........................................................................................................................
          $315,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                  157,500
.........................................................................................................................
           335,000   Delco Remy International, Inc.
                     company guaranty 10 5/8s, 2006                                                              172,525
.........................................................................................................................
           210,000   Delco Remy International, Inc. sr.
                     notes 8 5/8s, 2007                                                                          172,200
.........................................................................................................................
         1,225,000   Dura Operating Corp. company guaranty
                     Ser. B, 8 5/8s, 2012                                                                      1,237,250
.........................................................................................................................
           660,000   Dura Operating Corp. company guaranty
                     Ser. D, 9s, 2009                                                                            597,300
.........................................................................................................................
         1,326,000   Exide Corp. sr. notes 10s, 2005
                     (In default) (NON)                                                                          112,710
.........................................................................................................................
           900,000   Federal Mogul Corp. notes 7 7/8s, 2010
                     (In default) (NON)                                                                          135,000
.........................................................................................................................
           345,000   Federal Mogul Corp. notes 7 3/4s, 2006
                     (In default) (NON)                                                                           51,750
.........................................................................................................................
           820,000   Federal Mogul Corp. notes 7 3/8s, 2006
                     (In default) (NON)                                                                          123,000
.........................................................................................................................
           475,000   Ford Motor Credit Corp. notes
                     7 7/8s, 2010                                                                                477,975
.........................................................................................................................
           370,000   Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                                366,619
.........................................................................................................................
           335,000   Ford Motor Credit Corp. notes
                     7 1/4s, 2011                                                                                325,511
.........................................................................................................................
           260,000   Hayes Lemmerz International, Inc.
                     144A company guaranty 11 7/8s, 2006
                     (In default) (NON)                                                                          143,000
.........................................................................................................................
         1,090,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                               1,152,675
.........................................................................................................................
           740,000   Lear Corp. company guaranty Ser. B,
                     7.96s, 2005                                                                                 759,425
.........................................................................................................................
EUR        210,000   Lear Corp. sr. notes 8 1/8s, 2008                                                           223,107
.........................................................................................................................
        $1,180,000   Lear Corp. Structured Notes 8.46s,
                     2006 (issued by STEERS Credit Linked
                     Trust 2001)                                                                               1,221,300
.........................................................................................................................
           370,000   Tenneco Automotive, Inc. company
                     guaranty Ser. B, 11 5/8s, 2009                                                              251,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,065,016
------------------------------------------------------------------------------------------------------------------------
Beverage (0.2%)
.........................................................................................................................
           260,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       272,350
.........................................................................................................................
           685,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   722,675
.........................................................................................................................
            70,000   Constellation Brands, Inc. sr. sub.
                     notes Ser. B, 8 1/8s, 2012                                                                   72,450
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,067,475
------------------------------------------------------------------------------------------------------------------------
Broadcasting (4.8%)
.........................................................................................................................
           105,000   Acme Communications, Inc. sr. disc.
                     notes Ser. B, 12s, 2005                                                                     103,950
.........................................................................................................................
         1,945,000   Acme Television company guaranty
                     10 7/8s, 2004                                                                             1,983,900
.........................................................................................................................
           770,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                        831,600
.........................................................................................................................
         2,320,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                    2,372,200
.........................................................................................................................
         1,120,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                         1,222,200
.........................................................................................................................
         8,747,000   Diva Systems Corp. sr. disc. notes
                     stepped-coupon Ser. B, zero %
                     (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                            174,940
.........................................................................................................................
         7,160,000   Echostar DBS Corp. sr. notes
                     10 3/8s, 2007                                                                             7,714,900
.........................................................................................................................
           290,000   Echostar DBS Corp. sr. notes
                     9 3/8s, 2009                                                                                306,675
.........................................................................................................................
         2,390,000   Echostar DBS Corp. sr. notes
                     9 1/8s, 2009                                                                              2,497,550
.........................................................................................................................
           150,000   Emmis Communications Corp. bank term
                     loan FRN Ser. C, 4.244s, 2009
                     (acquired 6/20/02, cost $149,813) (RES)                                                     150,344
.........................................................................................................................
           345,000   Emmis Communications Corp. company
                     guaranty Ser. B, 8 1/8s, 2009                                                               357,075
.........................................................................................................................
           619,000   Emmis Communications Corp. sr. disc.
                     notes stepped-coupon zero % (12 1/2s,
                     3/15/06), 2011 (STP)                                                                        496,748
.........................................................................................................................
           255,000   Granite Broadcasting Corp. sr. sub.
                     notes 10 3/8s, 2005                                                                         220,575
.........................................................................................................................
         1,180,000   Granite Broadcasting Corp. sr. sub.
                     notes 9 3/8s, 2005                                                                          967,600
.........................................................................................................................
         1,480,000   Granite Broadcasting Corp. sr. sub.
                     notes 8 7/8s, 2008                                                                        1,213,600
.........................................................................................................................
           595,000   Gray Television, Inc. company
                     guaranty 9 1/4s, 2011                                                                       639,625
.........................................................................................................................
            76,000   Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                                 38,000
.........................................................................................................................
           230,000   LIN Holdings Corp. 144A sr. disc.
                     notes stepped-coupon zero % (10s,
                     3/1/03), 2008 (STP)                                                                         238,050
.........................................................................................................................
           265,000   LIN Television Corp. company guaranty
                     8s, 2008                                                                                    280,900
.........................................................................................................................
           125,000   Pegasus Communications Corp. sr.
                     notes 12 1/2s, 2007                                                                          66,250
.........................................................................................................................
            70,000   Pegasus Communications Corp. sr.
                     notes Ser. B, 9 3/4s, 2006                                                                   39,200
.........................................................................................................................
           750,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                   397,500
.........................................................................................................................
         3,812,908   Quorum Broadcast Holdings, LLC notes
                     stepped-coupon zero % (15s, 5/15/06),
                     2009 (STP)                                                                                2,341,888
.........................................................................................................................
           675,000   RCN Corp. sr. disc. notes stepped-coupon
                     Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                                                  124,875
.........................................................................................................................
           200,000   Sinclair Broadcast Group, Inc. bank
                     term loan FRN Ser. B, 4.11s, 2010
                     (acquired 7/12/02, cost $200,000) (RES)                                                     200,000
.........................................................................................................................
           690,000   Sinclair Broadcast Group, Inc. 144A
                     company guaranty 8s, 2012                                                                   719,325
.........................................................................................................................
         1,350,000   XM Satellite Radio Holdings, Inc.
                     sec. notes 14s, 2010                                                                        918,000
.........................................................................................................................
         2,127,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                        2,121,683
.........................................................................................................................
           252,000   Young Broadcasting, Inc. company
                     guaranty Ser. B, 8 3/4s, 2007                                                               245,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,984,853
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.9%)
.........................................................................................................................
           214,000   American Standard Cos., Inc. company
                     guaranty 7 5/8s, 2010                                                                       226,840
.........................................................................................................................
           635,000   Atrium Cos., Inc. company guaranty
                     Ser. B, 10 1/2s, 2009                                                                       615,950
.........................................................................................................................
         1,180,000   Better Minerals & Aggregates Co.
                     company guaranty 13s, 2009                                                                  424,800
.........................................................................................................................
           640,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           512,000
.........................................................................................................................
         1,720,000   Dayton Superior Corp. company
                     guaranty 13s, 2009                                                                        1,479,200
.........................................................................................................................
           128,375   NCI Building Systems, Inc. bank term
                     loan FRN Ser. B, 4.4s, 2008 (acquired
                     9/04/02, cost $128,375) (RES)                                                               128,696
.........................................................................................................................
           420,000   Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                                 429,450
.........................................................................................................................
           120,000   Nortek, Inc. sr. sub. notes Ser. B,
                     9 7/8s, 2011                                                                                120,300
.........................................................................................................................
           685,000   Nortek, Inc. 144A sr. notes Ser. B,
                     9 1/8s, 2007                                                                                702,125
.........................................................................................................................
         2,590,000   Owens Corning bonds 7 1/2s, 2018
                     (In default) (NON)                                                                          647,500
.........................................................................................................................
         1,245,000   Owens Corning notes 7 1/2s, 2005
                     (In default) (NON)                                                                          311,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,598,111
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.9%)
.........................................................................................................................
           $60,000   Adelphia Communications Corp. notes
                     Ser. B, 9 7/8s, 2005 (In default) (NON)                                                      22,200
.........................................................................................................................
           290,000   Adelphia Communications Corp. sr.
                     notes 10 7/8s, 2010 (In default) (NON)                                                      110,200
.........................................................................................................................
           130,000   Adelphia Communications Corp. sr.
                     notes 10 1/4s, 2006 (In default) (NON)                                                       48,750
.........................................................................................................................
            80,000   Adelphia Communications Corp. sr.
                     notes 9 3/8s, 2009 (In default) (NON)                                                        30,800
.........................................................................................................................
           940,000   Adelphia Communications Corp. sr.
                     notes 7 7/8s, 2009 (In default) (NON)                                                       347,800
.........................................................................................................................
           755,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 9 7/8s, 2007 (In default) (NON)                                               283,125
.........................................................................................................................
           270,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 8 3/8s, 2008 (In default) (NON)                                                99,900
.........................................................................................................................
         1,015,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 7 3/4s, 2009 (In default) (NON)                                               375,550
.........................................................................................................................
         1,090,000   Century Cable Holdings bank term loan
                     FRN 6 1/4s, 2009 (acquired 5/22/02
                     and 6/5/02, cost $972,005) (RES)                                                            785,345
.........................................................................................................................
            55,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (12 1/8s,
                     1/15/07), 2012 (STP)                                                                         12,650
.........................................................................................................................
         3,265,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     5/15/06), 2011 (STP)                                                                        783,600
.........................................................................................................................
         1,175,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     1/15/05), 2010 (STP)                                                                        340,750
.........................................................................................................................
         1,400,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 11 1/8s, 2011                                                   633,500
.........................................................................................................................
         1,500,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10 3/4s, 2009                                                   678,750
.........................................................................................................................
           280,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2011                                                       123,200
.........................................................................................................................
           515,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2009                                                       229,175
.........................................................................................................................
         1,870,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 9 5/8s, 2009                                                    822,800
.........................................................................................................................
           210,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 8 5/8s, 2009                                                     93,450
.........................................................................................................................
           180,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 8 1/4s, 2007                                                     80,100
.........................................................................................................................
         1,315,000   CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                 1,264,044
.........................................................................................................................
         1,390,000   CSC Holdings, Inc. sr. notes Ser. B,
                     7 5/8s, 2011                                                                              1,304,863
.........................................................................................................................
         1,960,000   Diamond Cable Communications PLC
                     sr. disc. notes 13 1/4s, 2004 (United
                     Kingdom) (In default) (NON)                                                                 196,000
.........................................................................................................................
         4,355,000   Diamond Cable Communications PLC
                     sr. disc. notes zero %, 2007 (United
                     Kingdom) (In default) (NON)                                                                 391,950
.........................................................................................................................
         3,105,000   Diamond Cable Communications PLC
                     sr. disc. notes zero %, 2005 (United
                     Kingdom) (In default) (NON)                                                                 279,450
.........................................................................................................................
           875,000   Insight Communications Co., Inc. sr.
                     disc. notes stepped-coupon zero %
                     (12 1/4s, 2/15/06), 2011 (STP)                                                              482,344
.........................................................................................................................
           990,000   International Cabletel, Inc. sr.
                     disc. notes 11 1/2s, 2006 (In default) (NON)                                                 94,050
.........................................................................................................................
             2,000   NTL Communications Corp. sr. notes
                     stepped-coupon Ser. B, zero %
                     (12 3/8s, 10/1/03), 2008 (In default) (NON) (STP)                                               150
.........................................................................................................................
           150,000   NTL, Inc. sr. notes Ser. B, 10s, 2007
                     (In default) (NON)                                                                           14,250
.........................................................................................................................
           640,000   Olympus Cable bank term loan FRN
                     Ser. B, 6 1/4s, 2010 (acquired
                     11/06/02, cost $523,668) (RES)                                                              510,836
.........................................................................................................................
           230,000   Rogers Cablesystems, Ltd. sr. notes
                     Ser. B, 10s, 2005 (Canada)                                                                  236,900
.........................................................................................................................
         2,770,000   TeleWest Communications PLC debs.
                     11s, 2007 (United Kingdom) (In
                     default) (NON)                                                                              498,600
.........................................................................................................................
           200,000   TeleWest Communications PLC debs.
                     9 5/8s, 2006 (United Kingdom)
                     (In default) (NON)                                                                           36,000
.........................................................................................................................
           420,000   TeleWest Communications PLC sr. notes
                     Ser. S, 9 7/8s, 2010 (United Kingdom)
                     (In default) (NON)                                                                           75,600
.........................................................................................................................
           170,000   TeleWest Communications PLC 144A sr.
                     notes 11 1/4s, 2008 (United Kingdom)
                     (In default) (NON)                                                                           30,600
.........................................................................................................................
            50,000   United Pan-Europe NV sr. disc. notes
                     12 1/2s, 2009 (Netherlands) (In default) (NON)                                                3,000
.........................................................................................................................
         6,880,000   United Pan-Europe NV sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     2/1/05), 2010 (Netherlands)
                     (In default) (NON) (STP)                                                                    412,800
.........................................................................................................................
           240,000   United Pan-Europe NV 144A bonds
                     10 7/8s, 2009 (Netherlands) (In default) (NON)                                               18,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,751,682
------------------------------------------------------------------------------------------------------------------------
Capital Goods (7.9%)
.........................................................................................................................
           470,000   Advanced Glass Fiber Yarns bank term
                     loan FRN Ser. A, 6 3/4s, 2004
                     (acquired 9/12/02, cost $344,330) (RES)                                                     282,000
.........................................................................................................................
           430,000   Advanced Glass Fiber Yarns sr. sub.
                     notes 9 7/8s, 2009 (In default) (NON)                                                        43,000
.........................................................................................................................
         1,320,000   AEP Industries, Inc. sr. sub. notes
                     9 7/8s, 2007                                                                              1,254,000
.........................................................................................................................
         2,390,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 10s, 2009                                                        2,372,075
.........................................................................................................................
           750,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 7/8s, 2008                                                       761,250
.........................................................................................................................
         2,160,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                     2,170,800
.........................................................................................................................
           140,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 7 7/8s, 2009                                                       137,900
.........................................................................................................................
         2,670,000   Allied Waste North America, Inc. 144A
                     company guaranty 9 1/4s, 2012                                                             2,696,700
.........................................................................................................................
         1,660,000   Allied Waste North America, Inc. 144A
                     Structured Notes 8.2s, 2006 (issued by
                     Credit and Repackaged Securities, Ltd.)
                     (Cayman Islands)                                                                          1,644,728
.........................................................................................................................
           360,000   Amkor Technologies, Inc. sr. notes
                     9 1/4s, 2006                                                                                307,800
.........................................................................................................................
           810,000   Amkor Technologies, Inc. Structured
                     Notes (issued by STEERS Credit Linked
                     Trust 2000) 12.58s, 2005                                                                    615,600
.........................................................................................................................
         1,160,000   Applied Extrusion Technologies, Inc.
                     company guaranty Ser. B, 10 3/4s, 2011                                                      748,200
.........................................................................................................................
         1,640,000   Argo-Tech Corp. company guaranty
                     Ser. D, 8 5/8s, 2007                                                                      1,131,600
.........................................................................................................................
         1,150,000   Argo-Tech Corp. 144A company guaranty
                     8 5/8s, 2007                                                                                793,500
.........................................................................................................................
           130,000   BE Aerospace, Inc. sr. sub. notes
                     9 1/2s, 2008                                                                                 98,800
.........................................................................................................................
            70,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8 7/8s, 2011                                                                         51,450
.........................................................................................................................
         2,940,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                          2,160,900
.........................................................................................................................
           865,000   Berry Plastics Corp. company guaranty
                     10 3/4s, 2012                                                                               912,575
.........................................................................................................................
         2,275,000   Blount, Inc. company guaranty 13s, 2009                                                   1,416,188
.........................................................................................................................
           680,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            530,400
.........................................................................................................................
           500,000   Browning-Ferris Industries, Inc. sr.
                     notes 6 3/8s, 2008                                                                          470,975
.........................................................................................................................
           205,000   Cummins, Inc. debs. 7 1/8s, 2028                                                            168,100
.........................................................................................................................
         1,930,000   Decrane Aircraft Holdings Co. company
                     guaranty Ser. B, 12s, 2008                                                                  772,000
.........................................................................................................................
         1,155,000   Earle M. Jorgensen Co. sec. notes
                     9 3/4s, 2012                                                                              1,178,100
.........................................................................................................................
         1,018,000   Flowserve Corp. company guaranty
                     12 1/4s, 2010                                                                             1,109,620
.........................................................................................................................
           490,000   Fonda Group, Inc. sr. sub. notes
                     Ser. B, 9 1/2s, 2007                                                                        264,600
.........................................................................................................................
           199,500   Grief Brothers bank term loan FRN
                     Ser. C, 4.01s, 2009 (acquired
                     8/02/02, cost $199,500) (RES)                                                               199,749
.........................................................................................................................
           390,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    327,600
.........................................................................................................................
         1,040,000   High Voltage Engineering Corp. sr.
                     notes 10 3/4s, 2004                                                                         312,000
.........................................................................................................................
         1,070,000   IESI Corp. 144A sr. sub. notes
                     10 1/4s, 2012                                                                             1,032,550
.........................................................................................................................
         1,880,000   Insilco Holding Co. sr. disc. notes
                     stepped-coupon zero % (14s,
                     8/15/03), 2008 (STP)                                                                         37,600
.........................................................................................................................
           785,000   Jackson Products, Inc. company
                     guaranty Ser. B, 9 1/2s, 2005                                                               447,450
.........................................................................................................................
           805,000   Jordan Industries, Inc. sr. notes
                     Ser. D, 10 3/8s, 2007                                                                       454,825
.........................................................................................................................
           295,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 1/4s, 2007                                                                        304,588
.........................................................................................................................
           685,000   K&F Industries, Inc. 144A sr. sub.
                     notes 9 5/8s, 2010                                                                          696,988
.........................................................................................................................
           640,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       659,200
.........................................................................................................................
         1,000,000   L-3 Communications Corp. Structured
                     Notes Ser. 01-5, 8.82s, 2009 (Issued
                     by COUNTS Trust)                                                                          1,005,000
.........................................................................................................................
           715,000   Laidlaw, Inc. debs. 8 3/4s, 2025
                     (Canada) (In default) (NON)                                                                 344,988
.........................................................................................................................
           230,000   Laidlaw, Inc. debs. 8 1/4s, 2023
                     (Canada) (In default) (NON)                                                                 113,563
.........................................................................................................................
         1,650,000   Laidlaw, Inc. notes 7.65s, 2006
                     (Canada) (In default) (NON)                                                                 808,500
.........................................................................................................................
           570,000   Manitowoc Co., Inc. (The) 144A sr.
                     sub. notes 10 1/2s, 2012                                                                    592,800
.........................................................................................................................
           860,000   Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                 864,300
.........................................................................................................................
         1,950,000   Motors and Gears, Inc. sr. notes
                     Ser. D, 10 3/4s, 2006                                                                     1,755,000
.........................................................................................................................
         2,460,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                              2,521,500
.........................................................................................................................
         1,065,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                              1,075,650
.........................................................................................................................
           250,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                252,500
.........................................................................................................................
           407,000   Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   392,755
.........................................................................................................................
           270,000   Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  250,425
.........................................................................................................................
           950,000   Pliant Corp. company guaranty 13s, 2010                                                     855,000
.........................................................................................................................
           240,000   Pliant Corp. sr. sub. notes 13s, 2010                                                       216,000
.........................................................................................................................
           560,000   Rexnord Corp. 144A sr. sub. notes
                     10 1/8s, 2012                                                                               579,600
.........................................................................................................................
         1,270,000   Roller Bearing Co. of America company
                     guaranty Ser. B, 9 5/8s, 2007                                                             1,193,800
.........................................................................................................................
         2,100,000   Tekni-Plex, Inc. company guaranty
                     Ser. B, 12 3/4s, 2010                                                                     1,911,000
.........................................................................................................................
           695,000   Terex Corp. company guaranty
                     8 7/8s, 2008                                                                                626,369
.........................................................................................................................
           710,000   Terex Corp. company guaranty Ser. B,
                     10 3/8s, 2011                                                                               667,400
.........................................................................................................................
           677,056   Transportation Tech. bank term loan
                     FRN Ser. B, 5.742s, 2007 (acquired
                     02/29/00, cost $677,056) (RES)                                                              561,957
.........................................................................................................................
           275,000   Trimas Corp. 144A company guaranty
                     9 7/8s, 2012                                                                                272,250
.........................................................................................................................
           830,000   Trimas Corp. 144A sr. sub. notes
                     9 7/8s, 2012                                                                                821,700
.........................................................................................................................
           570,000   Waste Management, Inc. sr. notes
                     7 3/8s, 2010                                                                                623,660
.........................................................................................................................
           940,000   Waste Management, Inc. sr. notes
                     6 1/2s, 2008                                                                              1,002,031
------------------------------------------------------------------------------------------------------------------------
                                                                                                              47,873,159
------------------------------------------------------------------------------------------------------------------------
Chemicals (5.4%)
.........................................................................................................................
         1,660,000   Acetex Corp. sr. notes 10 7/8s, 2009
                     (Canada)                                                                                  1,751,300
.........................................................................................................................
           360,000   Airgas, Inc. company guaranty 9 1/8s, 2011                                                  392,400
.........................................................................................................................
           185,000   ARCO Chemical Co. debs. 9.8s, 2020                                                          151,700
.........................................................................................................................
         1,520,000   Avecia Group PLC company guaranty
                     11s, 2009 (United Kingdom)                                                                1,185,600
.........................................................................................................................
         1,040,000   Compass Minerals Group, Inc. company
                     guaranty 10s, 2011                                                                        1,138,800
.........................................................................................................................
           350,000   Equistar Chemicals LP notes 8 3/4s, 2009                                                    306,250
.........................................................................................................................
         2,510,000   Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty
                     10 1/8s, 2008                                                                             2,284,100
.........................................................................................................................
           520,000   Ferro Corp. sr. notes 9 1/8s, 2009                                                          563,053
.........................................................................................................................
         1,820,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             2,029,300
.........................................................................................................................
           783,246   Huntsman Corp. bank term loan FRN
                     Ser. A, 6.139s, 2007 (acquired
                     various dates from 3/6/02 to
                     7/17/02, cost $625,660) (RES)                                                               659,231
.........................................................................................................................
           375,730   Huntsman Corp. bank term loan FRN
                     Ser. B, 7 1/2s, 2007 (acquired
                     various dates from 3/6/02 to
                     7/17/02, cost $300,023) (RES)                                                               317,492
.........................................................................................................................
         2,450,000   Huntsman ICI Chemicals, Inc. company
                     guaranty 10 1/8s, 2009                                                                    2,033,500
.........................................................................................................................
         2,210,000   Huntsman ICI Holdings sr. disc. notes
                     zero %, 2009                                                                                497,250
.........................................................................................................................
EUR        660,000   Huntsman International, LLC sr. sub.
                     notes Ser. EXCH, 10 1/8s, 2009                                                              533,254
.........................................................................................................................
        $1,803,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                     1,956,255
.........................................................................................................................
           400,000   IMC Global, Inc. 144A sr. notes
                     11 1/4s, 2011                                                                               432,000
.........................................................................................................................
         2,400,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                     2,484,000
.........................................................................................................................
           425,000   Lyondell Chemical Co. bonds
                     11 1/8s, 2012                                                                               420,750
.........................................................................................................................
           610,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                       567,300
.........................................................................................................................
           865,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                830,400
.........................................................................................................................
           665,000   Lyondell Chemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                        638,400
.........................................................................................................................
         1,520,000   Lyondell Chemical Co. sr. sub. notes
                     10 7/8s, 2009                                                                             1,299,600
.........................................................................................................................
         1,140,000   Lyondell Chemical Co. 144A sec. notes
                     9 1/2s, 2008                                                                              1,060,200
.........................................................................................................................
         1,040,000   Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,086,800
.........................................................................................................................
           460,000   Millenium America, Inc. company
                     guaranty 7s, 2006                                                                           444,475
.........................................................................................................................
           730,000   Millenium America, Inc. 144A sr.
                     notes 9 1/4s, 2008                                                                          762,703
.........................................................................................................................
           920,000   Noveon, Inc. company guaranty Ser. B,
                     11s, 2011                                                                                   993,600
.........................................................................................................................
         1,680,000   OM Group, Inc. company guaranty
                     9 1/4s, 2011                                                                                907,200
.........................................................................................................................
           477,515   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                          324,710
.........................................................................................................................
           739,172   Pioneer Cos., Inc. sec. FRN 4.9s, 2006                                                      502,637
.........................................................................................................................
           100,000   Polymer Group, Inc. company guaranty
                     Ser. B, 9s, 2007 (In default) (NON)                                                          19,000
.........................................................................................................................
           610,000   Polymer Group, Inc. company guaranty
                     Ser. B, 8 3/4s, 2008 (In default) (NON)                                                     115,900
.........................................................................................................................
         2,200,000   Royster-Clark, Inc. 1st mtge.
                     10 1/4s, 2009                                                                             1,694,000
.........................................................................................................................
         1,130,000   Solutia, Inc. company guaranty
                     11 1/4s, 2009                                                                               954,850
.........................................................................................................................
         2,040,000   Sterling Chemicals Holdings sr. disc.
                     notes 13 1/2s, 2008 (In default) (NON)                                                       10,200
.........................................................................................................................
           850,000   Sterling Chemicals, Inc. company guaranty
                     Ser. B, 12 3/8s, 2006 (In default) (NON)                                                    960,500
.........................................................................................................................
            60,000   Texas Petrochemical Corp. sr. sub.
                     notes 11 1/8s, 2006                                                                          36,600
.........................................................................................................................
           420,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006                                                                 256,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,601,510
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.8%)
.........................................................................................................................
           685,000   Brand Svcs., Inc. 144A sr. sub. notes
                     12s, 2012                                                                                   715,825
.........................................................................................................................
         2,350,000   Coinmach Corp. sr. notes 9s, 2010                                                         2,467,500
.........................................................................................................................
         1,200,000   Outsourcing Solutions, Inc. sr. sub.
                     notes Ser. B, 11s, 2006 (In default) (NON)                                                  120,000
.........................................................................................................................
           580,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                      574,200
.........................................................................................................................
           930,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                       860,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,737,775
------------------------------------------------------------------------------------------------------------------------
Communication Services (5.6%)
.........................................................................................................................
           615,000   Airgate PCS, Inc. sr. sub. notes
                     stepped-coupon zero % (13 1/2s,
                     10/1/04), 2009 (STP)                                                                         67,650
.........................................................................................................................
         1,290,000   Alamosa Delaware, Inc. company
                     guaranty 13 5/8s, 2011                                                                      451,500
.........................................................................................................................
           550,000   Alamosa Delaware, Inc. company
                     guaranty 12 1/2s, 2011                                                                      165,000
.........................................................................................................................
         3,054,000   Alamosa PCS Holdings, Inc. company
                     guaranty stepped-coupon zero %
                     (12 7/8s, 2/15/05), 2010 (STP)                                                              549,720
.........................................................................................................................
         2,100,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009                                                                       399,000
.........................................................................................................................
         1,300,000   American Tower, Inc. Structured Notes
                     12.58s, 2005 (issued by STEERS Credit
                     Linked Trust 2001)                                                                        1,014,000
.........................................................................................................................
           240,000   Arch Communications, Inc. sr. notes
                     13 3/4s, 2008 (In default) (NON)                                                              1,200
.........................................................................................................................
           130,000   Arch Communications, Inc. sr. notes
                     13s, 2007 (In default) (NON)                                                                    650
.........................................................................................................................
         1,080,000   Asia Global Crossing, Ltd. sr. notes
                     13 3/8s, 2010 (Bermuda) (In default) (NON)                                                  118,800
.........................................................................................................................
         1,042,792   Colo.com, Inc. 144A sr. notes
                     13 7/8s, 2010 (In default) (NON)                                                             20,856
.........................................................................................................................
         1,060,000   Crown Castle International Corp. sr.
                     disc. notes stepped-coupon zero %
                     (10 3/8s, 5/15/04), 2011 (STP)                                                              689,000
.........................................................................................................................
         1,490,000   Crown Castle International Corp. sr.
                     notes 9 3/8s, 2011                                                                        1,236,700
.........................................................................................................................
           355,000   Crown Castle International Corp. sr.
                     notes 9s, 2011                                                                              284,000
.........................................................................................................................
         5,150,000   Cybernet Internet Services
                     International, Inc. 144A sr. disc.
                     notes stepped-coupon zero % (13s,
                     8/15/04), 2009 (Denmark) (STP)                                                                5,150
.........................................................................................................................
         1,135,000   Dobson/Sygnet Communications, Inc.
                     sr. notes 12 1/4s, 2008                                                                     868,275
.........................................................................................................................
         2,540,000   Equinix, Inc. sr. notes 13s, 2007
                     (In default) (NON)                                                                          254,000
.........................................................................................................................
         2,290,000   Firstworld Communication Corp. sr.
                     disc. notes stepped-coupon zero %
                     (13s, 4/15/03), 2008 (In default) (NON) (STP)                                                 2,862
.........................................................................................................................
           308,850   Globix Corp. company guaranty
                     11s, 2008 (PIK)                                                                             219,283
.........................................................................................................................
           260,000   Horizon PCS, Inc. company guaranty
                     13 3/4s, 2011                                                                                49,400
.........................................................................................................................
         2,030,000   iPCS, Inc. sr. disc. notes
                     stepped-coupon zero % (14s, 7/15/05),
                     2010 (STP)                                                                                  101,500
.........................................................................................................................
           991,000   IWO Holdings, Inc. company guaranty
                     14s, 2011                                                                                   188,290
.........................................................................................................................
         1,070,000   Leap Wireless International, Inc.
                     company guaranty 12 1/2s, 2010                                                              139,100
.........................................................................................................................
           525,000   Metrocall, Inc. sr. sub. notes
                     9 3/4s, 2007 (In default) (NON)                                                              10,500
.........................................................................................................................
         2,140,000   Metromedia Fiber Network, Inc. sr.
                     notes Ser. B, 10s, 2008 (In default) (NON)                                                   26,750
.........................................................................................................................
         1,770,000   Microcell Telecommunications sr.
                     disc. notes Ser. B, 14s, 2006
                     (Canada) (In default) (NON)                                                                  53,100
.........................................................................................................................
           452,000   Millicom International Cellular SA sr. disc.
                     notes 13 1/2s, 2006 (Luxembourg)                                                            221,480
.........................................................................................................................
         1,803,750   Nextel Communications, Inc. bank term
                     loan FRN Ser. A, 2.688s, 2007
                     (acquired 11/20/02, cost $1,597,801) (RES)                                                1,612,101
.........................................................................................................................
         1,530,000   Nextel Communications, Inc. sr. disc.
                     notes 9 3/4s, 2007                                                                        1,415,250
.........................................................................................................................
           210,000   Nextel Communications, Inc. sr. disc.
                     notes stepped-coupon zero % (9.95s,
                     2/15/03), 2008 (STP)                                                                        191,100
.........................................................................................................................
         2,730,000   Nextel Communications, Inc. sr. notes
                     12s, 2008                                                                                 2,689,050
.........................................................................................................................
           715,000   Nextel Communications, Inc. sr. notes
                     9 3/8s, 2009                                                                                647,075
.........................................................................................................................
            95,000   Nextel Communications, Inc. 144A sr.
                     disc. notes 10.65s, 2007                                                                     90,725
.........................................................................................................................
         1,585,000   Nextel Partners, Inc. sr. disc. notes
                     stepped-coupon zero % (14s,
                     2/1/04), 2009 (STP)                                                                       1,188,750
.........................................................................................................................
           360,000   Nextel Partners, Inc. sr. notes
                     12 1/2s, 2009                                                                               324,000
.........................................................................................................................
         1,565,000   Nextel Partners, Inc. sr. notes 11s, 2010                                                 1,330,250
.........................................................................................................................
            50,000   Nextel Partners, Inc. sr. notes 11s, 2010                                                    42,500
.........................................................................................................................
         1,990,000   Orbital Imaging Corp. sr. notes
                     Ser. B, 11 5/8s, 2005 (In default) (NON)                                                    298,500
.........................................................................................................................
         2,135,000   PanAmSat Corp. 144A sr. notes
                     8 3/4s, 2012                                                                              2,070,950
.........................................................................................................................
         1,010,000   Qwest Capital Funding, Inc. company
                     guaranty 7 3/4s, 2006                                                                       727,200
.........................................................................................................................
         1,630,000   Qwest Capital Funding, Inc. company
                     guaranty 7 1/4s, 2011                                                                     1,043,200
.........................................................................................................................
         2,320,000   Qwest Services Corp. 144A notes
                     13 1/2s, 2010                                                                             2,412,800
.........................................................................................................................
           402,681   Rhythms Netconnections, Inc. sr.
                     notes Ser. B, 14s, 2010 (In default) (NON)                                                    8,053
.........................................................................................................................
         1,170,000   Rogers Cantel, Ltd. sr. sub. notes
                     8.8s, 2007 (Canada)                                                                         982,800
.........................................................................................................................
           300,000   Rural Cellular Corp. sr. sub. notes
                     Ser. B, 9 5/8s, 2008                                                                        180,000
.........................................................................................................................
         1,190,000   SBA Communications Corp. sr. notes
                     10 1/4s, 2009                                                                               642,600
.........................................................................................................................
           211,000   Telecorp PCS, Inc. company guaranty
                     10 5/8s, 2010                                                                               223,660
.........................................................................................................................
           246,000   Telecorp PCS, Inc. company guaranty
                     stepped-coupon zero % (11 5/8s,
                     4/15/04), 2009 (STP)                                                                        231,855
.........................................................................................................................
         3,035,000   Telus Corp. notes 8s, 2011 (Canada)                                                       2,913,600
.........................................................................................................................
           580,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     562,600
.........................................................................................................................
           855,000   Time Warner Telecom, Inc. sr. notes
                     10 1/8s, 2011                                                                               478,800
.........................................................................................................................
           700,000   Time Warner Telecom, Inc. sr. notes
                     9 3/4s, 2008                                                                                392,000
.........................................................................................................................
           260,000   Triton PCS, Inc. company guaranty
                     9 3/8s, 2011                                                                                219,700
.........................................................................................................................
         1,700,000   Triton PCS, Inc. company guaranty
                     8 3/4s, 2011                                                                              1,377,000
.........................................................................................................................
           570,000   Triton PCS, Inc. company guaranty
                     zero %, 2008                                                                                474,525
.........................................................................................................................
         1,000,000   TSI Telecommunication Svcs., Inc.
                     company guaranty Ser. B, 12 3/4s, 2009                                                      855,000
.........................................................................................................................
         3,450,000   UbiquiTel Operating Co. company
                     guaranty stepped-coupon zero %
                     (14s, 4/15/05), 2010 (STP)                                                                  207,000
.........................................................................................................................
         1,760,000   US UnWired, Inc. company guaranty
                     stepped-coupon Ser. B, zero %
                     (13 3/8s, 11/1/04), 2009 (STP)                                                              105,600
.........................................................................................................................
         1,490,000   US West Capital Funding, Inc. company
                     guaranty 6 7/8s, 2028                                                                       819,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,895,510
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.0%)
.........................................................................................................................
           275,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          259,875
.........................................................................................................................
         3,925,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2006 (Luxembourg)                                                        3,807,250
.........................................................................................................................
           375,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                          363,750
.........................................................................................................................
         1,960,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                 1,832,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,263,475
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclical (0.1%)
.........................................................................................................................
           325,000   Scientific Gaming bank term loan FRN
                     Ser. B, 4.92s, 2008 (acquired
                     12/11/02, cost $323,375) (RES)                                                              324,052
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.3%)
.........................................................................................................................
         1,165,000   Armkel, LLC/Armkel Finance sr. sub.
                     notes 9 1/2s, 2009                                                                        1,264,025
.........................................................................................................................
         1,715,286   Derby Cycle Corp. (The) sr. notes
                     10s, 2008 (In default) (NON)                                                                 34,305
.........................................................................................................................
EUR      1,955,810   Derby Cycle Corp. (The) sr. notes
                     9 3/8s, 2008 (In default) (NON)                                                              20,986
.........................................................................................................................
          $730,000   French Fragrances, Inc. company
                     guaranty Ser. D, 10 3/8s, 2007                                                              678,900
.........................................................................................................................
            70,000   French Fragrances, Inc. sr. notes
                     Ser. B, 10 3/8s, 2007                                                                        65,800
.........................................................................................................................
         1,600,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                    1,392,000
.........................................................................................................................
           228,890   Jostens, Inc. bank term loan FRN
                     Ser. C, 4.532s, 2009 (acquired
                     7/30/02, cost $228,890) (RES)                                                               228,603
.........................................................................................................................
         1,340,000   Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                                1,520,900
.........................................................................................................................
           600,000   North Atlantic Trading Co. company
                     guaranty Ser. B, 11s, 2004                                                                  600,000
.........................................................................................................................
         1,230,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                     1,359,150
.........................................................................................................................
           780,000   Polaroid Corp. sr. notes 11 1/2s, 2006
                     (In default) (NON)                                                                           37,050
.........................................................................................................................
           655,000   Revlon Consumer Products sr. notes
                     9s, 2006                                                                                    442,125
.........................................................................................................................
           600,000   Revlon Consumer Products sr. notes
                     8 1/8s, 2006                                                                                408,000
.........................................................................................................................
         3,290,000   Samsonite Corp. sr. sub. notes
                     10 3/4s, 2008                                                                             2,664,900
.........................................................................................................................
         2,230,000   Sealy Mattress Co. company guaranty
                     Ser. B, 10 7/8s, 2007                                                                     2,163,100
.........................................................................................................................
           895,000   Sealy Mattress Co. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        868,150
.........................................................................................................................
           130,000   Sweetheart Cup Co. sr. sub. notes
                     10 1/2s, 2003                                                                                83,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,831,194
------------------------------------------------------------------------------------------------------------------------
Distribution (0.3%)
.........................................................................................................................
           885,000   Fleming Cos., Inc. company guaranty
                     10 1/8s, 2008                                                                               761,100
.........................................................................................................................
           690,000   Fleming Cos., Inc. company guaranty
                     9 7/8s, 2012                                                                                400,200
.........................................................................................................................
            60,000   Fleming Cos., Inc. company guaranty
                     Ser. D, 10 5/8s, 2007                                                                        39,600
.........................................................................................................................
           985,000   Fleming Cos., Inc. sr. notes 9 1/4s, 2010                                                   788,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,988,900
------------------------------------------------------------------------------------------------------------------------
Energy (5.8%)
.........................................................................................................................
         1,740,000   Belco Oil & Gas Corp. sr. sub. notes
                     Ser. B, 8 7/8s, 2007                                                                      1,818,300
.........................................................................................................................
         1,220,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                              1,256,600
.........................................................................................................................
         1,800,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                         1,908,000
.........................................................................................................................
           600,000   Chesapeake Energy Corp. company
                     guaranty 8 3/8s, 2008                                                                       622,500
.........................................................................................................................
           280,000   Chesapeake Energy Corp. sr. notes
                     Ser. B, 8 1/2s, 2012                                                                        289,800
.........................................................................................................................
         1,675,000   Comstock Resources, Inc. company
                     guaranty 11 1/4s, 2007                                                                    1,775,500
.........................................................................................................................
           170,000   Denbury Resources, Inc. company
                     guaranty Ser. B, 9s, 2008                                                                   174,250
.........................................................................................................................
         1,325,000   Dresser, Inc. company guaranty
                     9 3/8s, 2011                                                                              1,338,250
.........................................................................................................................
           165,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                               151,800
.........................................................................................................................
           215,000   El Paso Energy Partners LP/El Paso
                     Energy Partners Finance Corp. 144A
                     company guaranty 8 1/2s, 2011                                                               197,800
.........................................................................................................................
           770,000   Encore Acquisition Co. 144A sr. sub.
                     notes 8 3/8s, 2012                                                                          800,800
.........................................................................................................................
           800,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                                820,000
.........................................................................................................................
           660,000   Forest Oil Corp. sr. notes 8s, 2011                                                         696,300
.........................................................................................................................
           500,000   Forest Oil Corp. sr. notes 8s, 2008                                                         527,500
.........................................................................................................................
           415,000   Grant Prideco Escrow Corp. 144A sr.
                     notes 9s, 2009                                                                              427,450
.........................................................................................................................
           435,000   Hornbeck Offshore Svcs., Inc. sr.
                     notes 10 5/8s, 2008                                                                         458,925
.........................................................................................................................
           760,000   Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       752,400
.........................................................................................................................
           310,000   Magnum Hunter Resources, Inc. company
                     guaranty 9.6s, 2012                                                                         329,375
.........................................................................................................................
           940,000   Mission Resources Corp. company
                     guaranty Ser. C, 10 7/8s, 2007                                                              564,000
.........................................................................................................................
         1,380,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                              1,455,900
.........................................................................................................................
           770,000   Parker & Parsley Co. sr. notes 8 1/4s, 2007                                                 823,900
.........................................................................................................................
         1,055,000   Parker Drilling Co. company guaranty
                     Ser. B, 10 1/8s, 2009                                                                     1,076,100
.........................................................................................................................
           330,000   Petronas Capital, Ltd. 144A company
                     guaranty 7 7/8s, 2022 (Malaysia)                                                            356,829
.........................................................................................................................
           540,000   Petronas Capital, Ltd. 144A company
                     guaranty 7s, 2012 (Malaysia)                                                                590,652
.........................................................................................................................
         1,770,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                     2,105,682
.........................................................................................................................
           210,000   Pioneer Natural Resources Co. company
                     guaranty 6 1/2s, 2008                                                                       215,745
.........................................................................................................................
           705,000   Plains All American Pipeline
                     LP/Plains All American Finance Corp.
                     144A sr. notes 7 3/4s, 2012                                                                 729,675
.........................................................................................................................
         1,090,000   Plans Exploration & Production Co.
                     144A sr. sub. notes 8 3/4s, 2012                                                          1,133,600
.........................................................................................................................
         1,060,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                      1,118,300
.........................................................................................................................
           120,000   Pride International, Inc. sr. notes
                     10s, 2009                                                                                   129,600
.........................................................................................................................
         1,430,000   Pride Petroleum Svcs., Inc. sr. notes
                     9 3/8s, 2007                                                                              1,494,350
.........................................................................................................................
           630,000   Seven Seas Petroleum, Inc. sr. notes
                     Ser. B, 12 1/2s, 2005 (In default) (NON)                                                     69,300
.........................................................................................................................
         1,040,000   Stone Energy Corp. company guaranty
                     8 3/4s, 2007                                                                              1,081,600
.........................................................................................................................
           190,000   Stone Energy Corp. sr. sub. notes
                     8 1/4s, 2011                                                                                197,600
.........................................................................................................................
           640,000   Swift Energy Co. sr. sub. notes
                     10 1/4s, 2009                                                                               633,600
.........................................................................................................................
           910,000   Swift Energy Co. sr. sub. notes
                     9 3/8s, 2012                                                                                882,700
.........................................................................................................................
         1,410,000   Trico Marine Svcs., Inc. company
                     guaranty 8 7/8s, 2012                                                                     1,297,200
.........................................................................................................................
           660,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                679,800
.........................................................................................................................
         1,405,000   Vintage Petroleum, Inc. sr. sub.
                     notes 9 3/4s, 2009                                                                        1,461,200
.........................................................................................................................
           285,000   Vintage Petroleum, Inc. sr. sub.
                     notes 7 7/8s, 2011                                                                          277,875
.........................................................................................................................
           675,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       705,375
.........................................................................................................................
           605,000   Westport Resources Corp. 144A sr.
                     sub. notes 8 1/4s, 2011                                                                     635,250
.........................................................................................................................
           380,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     402,800
.........................................................................................................................
           620,000   XTO Energy, Inc. 144A sr. sub. notes
                     Ser. B, 8 3/4s, 2009                                                                        644,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,108,983
------------------------------------------------------------------------------------------------------------------------
Entertainment (1.4%)
.........................................................................................................................
         1,349,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 1/2s, 2011                                                                        1,328,765
.........................................................................................................................
           190,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 1/2s, 2009                                                                          188,100
.........................................................................................................................
            94,445   Carmike Cinemas, Inc. bank term loan
                     FRN, 7 3/4s, 2005 (acquired 10/04/02,
                     cost $92,273) (RES)                                                                          92,379
.........................................................................................................................
         1,695,000   Cinemark USA, Inc. sr. sub. notes
                     Ser. B, 8 1/2s, 2008                                                                      1,610,250
.........................................................................................................................
           210,000   Premier Parks, Inc. sr. disc. notes stepped-
                     coupon zero % (10s, 4/1/03), 2008 (STP)                                                     203,175
.........................................................................................................................
         1,410,000   Premier Parks, Inc. sr. notes 10s, 2007                                                   1,367,700
.........................................................................................................................
            45,000   Regal Cinemas, Inc. company guaranty
                     Ser. B, 9 3/8s, 2012                                                                         47,813
.........................................................................................................................
           900,000   Silver Cinemas, Inc. sr. sub. notes
                     10 1/2s, 2005 (In default) (NON)                                                                 90
.........................................................................................................................
         3,640,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                    3,403,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,241,672
------------------------------------------------------------------------------------------------------------------------
Financial (2.6%)
.........................................................................................................................
         1,930,000   Advanta Corp. 144A company guaranty
                     Ser. B, 8.99s, 2026                                                                         965,000
.........................................................................................................................
         1,142,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2005                                                                        1,130,580
.........................................................................................................................
            78,551   Comdisco Holding Co., Inc./Comdisco,
                     Inc. sec. notes Ser. B, 11s, 2005                                                            77,373
.........................................................................................................................
           310,000   Conseco, Inc. 144A company guaranty
                     10 3/4s, 2009 (In default) (NON)                                                             72,075
.........................................................................................................................
           460,000   Conseco, Inc. 144A company guaranty
                     8 3/4s, 2006 (In default) (NON)                                                             106,950
.........................................................................................................................
           210,000   Crescent Real Estate Equities LP FRN
                     7 1/2s, 2007 (R)                                                                            203,700
.........................................................................................................................
         1,990,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009                                                                        2,074,575
.........................................................................................................................
         4,387,000   Finova Group, Inc. notes 7 1/2s, 2009                                                     1,513,515
.........................................................................................................................
           594,000   Imperial Credit Industries, Inc. sec.
                     notes 12s, 2005 (In default) (NON)                                                            7,425
.........................................................................................................................
           720,000   iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                            756,000
.........................................................................................................................
           547,000   Nationwide Credit, Inc. sr. notes
                     Ser. A, 10 1/4s, 2008 (In default) (NON)                                                     38,290
.........................................................................................................................
           280,000   North Fork Capital Trust I company
                     guaranty 8.7s, 2026                                                                         307,501
.........................................................................................................................
           140,000   Ocwen Capital Trust I company
                     guaranty 10 7/8s, 2027                                                                      109,200
.........................................................................................................................
           125,000   Ocwen Financial Corp. notes
                     11 7/8s, 2003                                                                               125,625
.........................................................................................................................
         1,590,000   Peoples Bank-Bridgeport sub. notes
                     9 7/8s, 2010                                                                              1,764,097
.........................................................................................................................
           280,000   Peoples Heritage Capital Trust
                     company guaranty Ser. B, 9.06s, 2027                                                        280,567
.........................................................................................................................
         1,055,000   Reliance Group Holdings, Inc. sr.
                     notes 9s, 2000 (In default) (NON) (DEF)                                                      10,550
.........................................................................................................................
         2,430,000   Resource America, Inc. 144A sr. notes
                     12s, 2004                                                                                 2,430,000
.........................................................................................................................
         1,220,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                             1,357,250
.........................................................................................................................
         1,240,000   Superior Financial Corp. 144A sr.
                     notes 8.65s, 2003                                                                         1,250,247
.........................................................................................................................
         1,070,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                              1,037,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,618,420
------------------------------------------------------------------------------------------------------------------------
Food (1.8%)
.........................................................................................................................
           626,470   Archibald Candy Corp. company
                     guaranty 10s, 2007 (PIK)                                                                    532,500
.........................................................................................................................
           710,000   Aurora Foods, Inc. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        355,000
.........................................................................................................................
         1,745,000   Aurora Foods, Inc. 144A sr. sub.
                     notes Ser. D, 9 7/8s, 2007                                                                  872,500
.........................................................................................................................
           320,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                       315,600
.........................................................................................................................
           410,000   Del Monte Corp. company guaranty
                     Ser. B, 9 1/4s, 2011                                                                        426,400
.........................................................................................................................
         1,030,000   Del Monte Corp. 144A sr. sub. notes
                     8 5/8s, 2012                                                                              1,050,600
.........................................................................................................................
           250,000   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 5.54s, 2010 (acquired
                     6/4/02, cost $187,437) (RES)                                                                251,500
.........................................................................................................................
         1,035,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                812,475
.........................................................................................................................
           620,000   Dole Food Co. notes 6 3/8s, 2005                                                            659,072
.........................................................................................................................
         1,485,000   Eagle Family Foods company guaranty
                     Ser. B, 8 3/4s, 2008                                                                      1,009,800
.........................................................................................................................
           735,000   Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                   411,600
.........................................................................................................................
         1,190,000   Premier International Foods PLC sr.
                     notes 12s, 2009 (United Kingdom)                                                          1,273,300
.........................................................................................................................
         1,840,000   Premium Standard Farms, Inc. sr.
                     notes 9 1/4s, 2011                                                                        1,508,800
.........................................................................................................................
         2,128,083   R.A.B. Holdings, Inc. sr. notes zero %, 2010                                                212,808
.........................................................................................................................
         1,460,000   RAB Enterprises, Inc. company
                     guaranty 10 1/2s, 2005 (In default) (NON)                                                   584,000
.........................................................................................................................
           398,498   Suiza Foods Corp. bank term loan FRN
                     Ser. B, 4.05s, 2008 (acquired
                     4/26/02, cost $400,997) (RES)                                                               397,303
.........................................................................................................................
         2,655,000   Vlasic Foods International, Inc. sr. sub.
                     notes Ser. B, 10 1/4s, 2009 (In default) (NON)                                              451,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,124,608
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (3.8%)
.........................................................................................................................
            20,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                21,053
.........................................................................................................................
           210,000   Abitibi-Consolidated, Inc. bonds
                     8.55s, 2010 (Canada)                                                                        233,072
.........................................................................................................................
         1,326,525   Alabama River Newsprint bank term
                     loan FRN 4 1/4s, 2003 (acquired
                     4/14/02, cost $1,323,748) (RES)                                                           1,261,857
.........................................................................................................................
         1,930,000   Appleton Papers, Inc. company
                     guaranty Ser. B, 12 1/2s, 2008                                                            2,113,350
.........................................................................................................................
         1,600,000   Four M Corp. sr. notes Ser. B, 12s, 2006                                                  1,656,000
.........................................................................................................................
         1,495,000   Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                  1,465,100
.........................................................................................................................
           340,000   Georgia-Pacific Corp. notes 8 7/8s, 2031                                                    292,400
.........................................................................................................................
           495,000   Georgia-Pacific Corp. notes 7 1/2s, 2006                                                    470,250
.........................................................................................................................
           760,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                805,600
.........................................................................................................................
EUR        125,000   MDP Acquisitions PLC sr. notes
                     Ser. REGS, 10 1/8s, 2012 (Ireland)                                                          135,425
.........................................................................................................................
        $1,120,000   MDP Acquisitions PLC 144A sr. notes
                     9 5/8s, 2012 (Ireland)                                                                    1,170,400
.........................................................................................................................
           220,000   Norske Skog Canada, Ltd. company
                     guaranty 8 5/8s, 2011 (Canada)                                                              221,650
.........................................................................................................................
         1,740,000   Pacifica Papers, Inc. sr. notes 10s,
                     2009 (Canada)                                                                             1,840,050
.........................................................................................................................
         1,115,000   Potlatch Corp. company guaranty
                     10s, 2011                                                                                 1,220,925
.........................................................................................................................
         2,470,000   Riverwood International Corp. company
                     guaranty 10 7/8s, 2008                                                                    2,482,350
.........................................................................................................................
           300,000   Riverwood International Corp. company
                     guaranty 10 5/8s, 2007                                                                      309,000
.........................................................................................................................
         1,145,000   Smurfit-Stone Container Corp. 144A
                     sr. notes 8 1/4s, 2012                                                                    1,167,900
.........................................................................................................................
           621,153   Stone Container Corp. bank term loan
                     FRN Ser. B, 4.273s, 2009 (acquired
                     7/19/02, cost $621,153) (RES)                                                               612,224
.........................................................................................................................
           228,847   Stone Container Corp. bank term loan
                     FRN Ser. C, 4.205s, 2009 (acquired
                     7/19/02/, cost $228,847) (RES)                                                              225,796
.........................................................................................................................
           430,000   Stone Container Corp. sr. notes
                     9 3/4s, 2011                                                                                462,250
.........................................................................................................................
         1,460,000   Stone Container Corp. sr. notes
                     9 1/4s, 2008                                                                              1,543,950
.........................................................................................................................
         1,080,000   Stone Container Corp. sr. notes
                     8 3/8s, 2012                                                                              1,107,000
.........................................................................................................................
           100,000   Stone Container Corp. 144A company
                     guaranty 11 1/2s, 2006 (Canada)                                                             106,000
.........................................................................................................................
         1,350,000   Tembec Industries, Inc. company
                     guaranty 8 1/2s, 2011 (Canada)                                                            1,360,125
.........................................................................................................................
           580,000   Tembec Industries, Inc. company
                     guaranty 7 3/4s, 2012 (Canada)                                                              562,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,846,327
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (6.0%)
.........................................................................................................................
           890,000   Aladdin Gaming Holdings, LLC sr. disc.
                     notes stepped-coupon Ser. B, zero %
                     (13 1/2s, 3/1/03), 2010 (In default) (NON) (STP)                                              6,675
.........................................................................................................................
           655,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                      717,225
.........................................................................................................................
         1,290,000   Argosy Gaming Co. company guaranty
                     10 3/4s, 2009                                                                             1,419,000
.........................................................................................................................
           280,000   Argosy Gaming Co. sr. sub. notes 9s, 2011                                                   295,400
.........................................................................................................................
           350,000   Boyd Gaming Corp. sr. sub. notes
                     9 1/2s, 2007                                                                                366,625
.........................................................................................................................
         1,320,000   Boyd Gaming Corp. sr. sub. notes
                     8 3/4s, 2012                                                                              1,386,000
.........................................................................................................................
           570,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9s, 2010                                                                     604,200
.........................................................................................................................
           807,845   Fitzgeralds Gaming Corp. company
                     guaranty Ser. B, 12 1/4s, 2004 (In default) (NON)                                           201,961
.........................................................................................................................
         1,245,000   Herbst Gaming, Inc. sec. notes
                     Ser. B, 10 3/4s, 2008                                                                     1,301,025
.........................................................................................................................
         1,965,000   Hollywood Casino Corp. company
                     guaranty 11 1/4s, 2007                                                                    2,132,025
.........................................................................................................................
           830,000   Hollywood Park, Inc. company guaranty
                     Ser. B, 9 1/4s, 2007                                                                        734,550
.........................................................................................................................
         1,760,000   Horseshoe Gaming Holdings company
                     guaranty 8 5/8s, 2009                                                                     1,856,800
.........................................................................................................................
         1,290,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                        1,431,900
.........................................................................................................................
         2,320,000   Majestic Investor Holdings/Capital
                     Corp. company guaranty 11.653s, 2007                                                      2,180,800
.........................................................................................................................
           150,000   Mandalay Resort Group sr. notes
                     9 1/2s, 2008                                                                                166,125
.........................................................................................................................
           210,000   MGM Mirage, Inc. coll. sr. notes
                     6 7/8s, 2008                                                                                214,683
.........................................................................................................................
         2,560,000   MGM Mirage, Inc. company guaranty
                     8 1/2s, 2010                                                                              2,828,800
.........................................................................................................................
           295,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                317,863
.........................................................................................................................
           510,000   Mikohn Gaming Corp. company guaranty
                     Ser. B, 11 7/8s, 2008                                                                       402,900
.........................................................................................................................
           630,000   Mirage Resorts, Inc. notes 6 3/4s, 2008                                                     640,929
.........................................................................................................................
           530,000   Mohegan Tribal Gaming Authority sr.
                     notes 8 1/8s, 2006                                                                          557,825
.........................................................................................................................
         1,580,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/4s, 2009                                                                   1,659,000
.........................................................................................................................
           760,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/8s, 2011                                                                     798,950
.........................................................................................................................
         1,890,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                        1,932,525
.........................................................................................................................
           910,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 7/8s, 2008                                                                     966,948
.........................................................................................................................
           290,000   Penn National Gaming, Inc. company
                     guaranty Ser. B, 11 1/8s, 2008                                                              316,100
.........................................................................................................................
         2,015,000   Penn National Gaming, Inc. sr. sub.
                     notes 8 7/8s, 2010                                                                        2,065,375
.........................................................................................................................
         2,180,000   Pennisula Gaming, LLC company
                     guaranty 12 1/4s, 2006                                                                    2,180,000
.........................................................................................................................
           400,000   Pinnacle Entertainment, Inc. sr. sub.
                     notes Ser. B, 9 1/2s, 2007                                                                  356,000
.........................................................................................................................
         1,240,000   Resorts International Hotel and
                     Casino, Inc. company guaranty
                     11 1/2s, 2009                                                                             1,122,200
.........................................................................................................................
           155,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                164,300
.........................................................................................................................
           820,000   Station Casinos, Inc. sr. sub. notes
                     9 7/8s, 2010                                                                                889,700
.........................................................................................................................
           800,000   Trump Atlantic City Associates
                     company guaranty 11 1/4s, 2006                                                              624,000
.........................................................................................................................
           180,000   Trump Castle Funding, Inc. sr. sub.
                     notes 11 3/4s, 2003                                                                         167,400
.........................................................................................................................
           135,000   Turning Stone Casino Resort Enterprise
                     144A sr. notes 9 1/8s, 2010                                                                 138,375
.........................................................................................................................
         2,630,000   Venetian Casino Resort, LLC 144A
                     2nd mtge. 11s, 2010                                                                       2,748,350
.........................................................................................................................
           185,000   Wheeling Island Gaming, Inc. company
                     guaranty 10 1/8s, 2009                                                                      185,463
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,077,997
------------------------------------------------------------------------------------------------------------------------
Health Care (7.1%)
.........................................................................................................................
         1,405,000   ALARIS Medical Systems, Inc. sec.
                     notes Ser. B, 11 5/8s, 2006                                                               1,587,650
.........................................................................................................................
           705,000   ALARIS Medical Systems, Inc. 144A
                     company guaranty 9 3/4s, 2006                                                               705,000
.........................................................................................................................
           510,000   ALARIS Medical, Inc. sr. disc. notes
                     stepped-coupon zero % (11 1/8s,
                     8/1/03), 2008 (STP)                                                                         469,200
.........................................................................................................................
         3,323,000   Alderwoods Group, Inc. company
                     guaranty 12 1/4s, 2009                                                                    3,023,930
.........................................................................................................................
            26,200   Alderwoods Group, Inc. company
                     guaranty 11s, 2007                                                                           26,200
.........................................................................................................................
         1,210,000   Alliance Imaging, Inc. sr. sub. notes
                     10 3/8s, 2011                                                                             1,179,750
.........................................................................................................................
         1,040,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                              1,112,800
.........................................................................................................................
           825,000   AmerisourceBergen Corp. 144A sr.
                     notes 7 1/4s, 2012                                                                          847,688
.........................................................................................................................
           730,000   Bio-Rad Labs Corp. sr. sub. notes
                     11 5/8s, 2007                                                                               806,650
.........................................................................................................................
         1,610,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                             1,610,000
.........................................................................................................................
           100,000   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 3.93s, 2010
                     (acquired 7/11/02, cost $100,000) (RES)                                                      99,453
.........................................................................................................................
           560,000   Conmed Corp. company guaranty
                     9s, 2008                                                                                    582,400
.........................................................................................................................
           350,000   Dade Behring, Inc. company guaranty
                     11.91s, 2010                                                                                369,250
.........................................................................................................................
           950,000   Extendicare Health Svcs., Inc. 144A
                     sr. notes 9 1/2s, 2010                                                                      921,500
.........................................................................................................................
            68,508   Genesis Health Ventures, Inc. sec.
                     notes FRN 7.59s, 2007                                                                        67,823
.........................................................................................................................
         1,170,000   Hanger Orthopedic Group, Inc. company
                     guaranty 10 3/8s, 2009                                                                    1,216,800
.........................................................................................................................
            60,000   Hanger Orthopedic Group, Inc. sr.
                     sub. notes 11 1/4s, 2009                                                                     61,800
.........................................................................................................................
         1,345,000   HCA, Inc. debs. 7.19s, 2015                                                               1,380,043
.........................................................................................................................
         1,370,000   HCA, Inc. notes 8 3/4s, 2010                                                              1,569,971
.........................................................................................................................
           670,000   HCA, Inc. notes 8.36s, 2024                                                                 709,391
.........................................................................................................................
           175,000   HCA, Inc. notes 7s, 2007                                                                    185,808
.........................................................................................................................
           225,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            246,687
.........................................................................................................................
         2,700,000   Healthsouth Corp. notes 7 5/8s, 2012                                                      2,227,500
.........................................................................................................................
           750,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    645,000
.........................................................................................................................
           455,000   Healthsouth Corp. sr. notes 8 3/8s, 2011                                                    384,475
.........................................................................................................................
           275,000   Healthsouth Corp. sr. sub. notes
                     10 3/4s, 2008                                                                               232,375
.........................................................................................................................
           780,000   IASIS Healthcare Corp. company
                     guaranty 13s, 2009                                                                          830,700
.........................................................................................................................
           121,000   Insight Health Svcs. Corp. company
                     guaranty Ser. B, 9 7/8s, 2011                                                               115,555
.........................................................................................................................
         1,980,000   Integrated Health Svcs., Inc. sr. sub.
                     notes Ser. A, 9 1/2s, 2007 (In default) (NON)                                                44,550
.........................................................................................................................
         1,190,000   Integrated Health Svcs., Inc. sr. sub.
                     notes Ser. A, 9 1/4s, 2008 (In default) (NON)                                                26,775
.........................................................................................................................
         1,705,000   Kinetic Concepts, Inc. company
                     guaranty Ser. B, 9 5/8s, 2007                                                             1,773,200
.........................................................................................................................
         2,310,000   Magellan Health Svcs., Inc. sr. sub.
                     notes 9s, 2008 (In default) (NON)                                                           583,275
.........................................................................................................................
           490,000   Magellan Health Svcs., Inc. 144A sr.
                     notes 9 3/8s, 2007                                                                          382,200
.........................................................................................................................
         1,830,000   Mediq, Inc. company guaranty 11s,
                     2008 (In default) (NON)                                                                      18,300
.........................................................................................................................
         1,850,000   Mediq, Inc. debs. stepped-coupon zero %
                     (13s, 6/1/03), 2009 (In default) (NON) (STP)                                                    185
.........................................................................................................................
         1,105,000   MedQuest, Inc. 144A sr. sub. notes
                     11 7/8s, 2012                                                                             1,093,950
.........................................................................................................................
         5,470,000   Multicare Cos., Inc. sr. sub. notes
                     9s, 2007 (In default) (NON)                                                                 109,400
.........................................................................................................................
           980,000   Omnicare, Inc. company guaranty
                     Ser. B, 8 1/8s, 2011                                                                      1,048,600
.........................................................................................................................
         2,215,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                            2,370,050
.........................................................................................................................
         1,610,000   Rotech Healthcare, Inc. 144A sr. sub.
                     notes 9 1/2s, 2012                                                                        1,610,000
.........................................................................................................................
           660,000   Service Corp. International debs.
                     7 7/8s, 2013                                                                                588,225
.........................................................................................................................
           280,000   Service Corp. International notes
                     7.7s, 2009                                                                                  263,200
.........................................................................................................................
           210,000   Service Corp. International notes
                     6 1/2s, 2008                                                                                187,950
.........................................................................................................................
         1,970,000   Service Corp. International notes 6s, 2005                                                1,851,800
.........................................................................................................................
           480,000   Service Corp. International 144A
                     notes 7.7s, 2009                                                                            456,000
.........................................................................................................................
         1,350,000   Stewart Enterprises, Inc. notes
                     10 3/4s, 2008                                                                             1,491,750
.........................................................................................................................
           490,000   Tenet Healthcare Corp. sr. notes
                     6 1/2s, 2012                                                                                443,450
.........................................................................................................................
           775,000   Tenet Healthcare Corp. sr. notes
                     6 3/8s, 2011                                                                                697,500
.........................................................................................................................
           250,000   Tenet Healthcare Corp. sr. notes
                     5 3/8s, 2006                                                                                228,750
.........................................................................................................................
         1,300,000   Triad Hospitals Holdings company
                     guaranty Ser. B, 11s, 2009                                                                1,436,500
.........................................................................................................................
         2,360,000   Triad Hospitals, Inc. company
                     guaranty Ser. B, 8 3/4s, 2009                                                             2,528,150
.........................................................................................................................
           825,000   Vanguard Health Systems, Inc. company
                     guaranty 9 3/4s, 2011                                                                       792,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,241,159
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.1%)
.........................................................................................................................
           870,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                       909,150
.........................................................................................................................
           560,000   D.R. Horton, Inc. company guaranty
                     8 1/2s, 2012                                                                                562,800
.........................................................................................................................
           515,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    515,000
.........................................................................................................................
           350,000   D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                    342,125
.........................................................................................................................
           950,000   Del Webb Corp. sr. sub. debs 9 3/8s, 2009                                                 1,008,188
.........................................................................................................................
           860,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 10 1/2s, 2007                                                              924,500
.........................................................................................................................
            70,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8 7/8s, 2012                                                                66,850
.........................................................................................................................
           270,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8s, 2012                                                                   261,900
.........................................................................................................................
         1,125,000   KB Home sr. sub. notes 9 1/2s, 2011                                                       1,192,500
.........................................................................................................................
           285,000   Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                 310,650
.........................................................................................................................
         1,069,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                       1,106,415
.........................................................................................................................
           160,000   M.D.C. Holdings, Inc. sr. notes
                     8 3/8s, 2008                                                                                165,600
.........................................................................................................................
         1,550,000   Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                 1,697,250
.........................................................................................................................
           110,000   Ryland Group, Inc. sr. sub. notes
                     9 1/8s, 2011                                                                                116,600
.........................................................................................................................
           845,000   Schuler Homes, Inc. company guaranty
                     10 1/2s, 2011                                                                               866,125
.........................................................................................................................
            70,000   Schuler Homes, Inc. company guaranty
                     9s, 2008                                                                                     71,050
.........................................................................................................................
           450,000   Standard Pacific Corp. sr. notes
                     9 1/2s, 2010                                                                                471,375
.........................................................................................................................
           125,000   Standard Pacific Corp. sr. notes
                     8 1/2s, 2009                                                                                126,250
.........................................................................................................................
           720,000   Toll Corp. company guaranty 8 1/8s, 2009                                                    723,600
.........................................................................................................................
           130,000   Toll Corp. sr. sub. notes 8 1/4s, 2011                                                      130,650
.........................................................................................................................
           145,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      140,650
.........................................................................................................................
         1,190,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                     1,071,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,780,228
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (3.1%)
.........................................................................................................................
         2,960,000   Felcor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                          2,989,600
.........................................................................................................................
           456,000   Felcor Lodging LP company guaranty
                     8 1/2s, 2008 (R)                                                                            444,600
.........................................................................................................................
         1,640,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                    1,640,000
.........................................................................................................................
         6,035,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                      5,853,950
.........................................................................................................................
           510,000   Host Marriott LP company guaranty
                     Ser. G, 9 1/4s, 2007 (R)                                                                    512,550
.........................................................................................................................
           620,000   Host Marriott LP sr. notes Ser. E,
                     8 3/8s, 2006 (R)                                                                            613,800
.........................................................................................................................
         1,330,000   ITT Corp. notes 6 3/4s, 2005                                                              1,330,000
.........................................................................................................................
         2,090,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                            2,105,675
.........................................................................................................................
         1,325,000   Lodgian Financing Corp. company
                     guaranty 12 1/4s, 2009 (In default) (NON)                                                   713,844
.........................................................................................................................
           758,000   Meristar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                   659,460
.........................................................................................................................
         1,020,000   RFS Partnership LP company guaranty
                     9 3/4s, 2012                                                                              1,040,400
.........................................................................................................................
           555,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 7/8s, 2012                                                                549,450
.........................................................................................................................
           355,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 3/8s, 2007                                                                348,788
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,802,117
------------------------------------------------------------------------------------------------------------------------
Metals (1.3%)
.........................................................................................................................
           545,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                550,450
.........................................................................................................................
           860,000   AK Steel Corp. 144A company guaranty
                     7 3/4s, 2012                                                                                866,450
.........................................................................................................................
           720,000   Armco, Inc. sr. notes 9s, 2007                                                              734,400
.........................................................................................................................
           900,000   Armco, Inc. sr. notes 8 7/8s, 2008                                                          891,000
.........................................................................................................................
         1,870,000   Doe Run Resources Corp. company
                     guaranty Ser. B, 11 1/4s, 2005 (In default) (NON)                                           486,200
.........................................................................................................................
           230,000   Doe Run Resources Corp. company
                     guaranty Ser. B(a), 11 1/4s, 2005
                     (In default) (NON)                                                                           73,600
.........................................................................................................................
           550,000   Doe Run Resources Corp. company
                     guaranty FRN Ser. B, 8.119s, 2003
                     (In default) (NON)                                                                          126,500
.........................................................................................................................
           330,000   Haynes International, Inc. sr. notes
                     11 5/8s, 2004                                                                               193,050
.........................................................................................................................
            80,000   Kaiser Aluminum & Chemical Corp. sr.
                     notes Ser. B, 10 7/8s, 2006 (In default) (NON)                                               53,600
.........................................................................................................................
         3,225,000   Kaiser Aluminum & Chemical Corp. sr.
                     sub. notes 12 3/4s, 2003 (In default) (NON)                                                 241,875
.........................................................................................................................
           725,000   Oregon Steel Mills, Inc. 144A 1st mtge.
                     10s, 2009                                                                                   732,250
.........................................................................................................................
           177,000   P&L Coal Holdings Corp. company
                     guaranty Ser. B, 9 5/8s, 2008                                                               186,956
.........................................................................................................................
         1,100,000   Salt Holdings Corp. 144A sr. notes
                     stepped-coupon zero % (12 3/4s,
                     12/15/07), 2012 (STP)                                                                       594,000
.........................................................................................................................
           905,000   Steel Dynamics, Inc. company guaranty
                     9 1/2s, 2009                                                                                950,250
.........................................................................................................................
            65,000   United States Steel, LLC sr. notes
                     10 3/4s, 2008                                                                                64,025
.........................................................................................................................
         1,000,000   WCI Steel, Inc. sr. notes Ser. B,
                     10s, 2004                                                                                   265,000
.........................................................................................................................
            88,000   Weirton Steel Corp. sr. notes FRN
                     10s, 2008                                                                                     9,680
.........................................................................................................................
         1,500,000   Wheeling-Pittsburgh Steel Corp. sr.
                     notes 9 1/4s, 2007 (In default) (NON)                                                        45,000
.........................................................................................................................
           820,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           640,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,704,911
------------------------------------------------------------------------------------------------------------------------
Publishing (3.7%)
.........................................................................................................................
         3,135,000   Affinity Group Holdings sr. notes
                     11s, 2007                                                                                 3,103,650
.........................................................................................................................
           880,000   Garden State Newspapers, Inc. sr.
                     sub. notes 8 5/8s, 2011                                                                     884,400
.........................................................................................................................
           470,000   Garden State Newspapers, Inc. sr.
                     sub. notes Ser. B, 8 3/4s, 2009                                                             474,700
.........................................................................................................................
           760,000   Hollinger International Publishing,
                     Inc. company guaranty 9 1/4s, 2007                                                          795,150
.........................................................................................................................
           825,000   Hollinger International Publishing,
                     Inc. 144A sr. notes 9s, 2010                                                                835,313
.........................................................................................................................
         3,576,414   Hollinger Participation Trust 144A
                     sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                    3,361,829
.........................................................................................................................
           980,000   Key3media Group, Inc. company
                     guaranty 11 1/4s, 2011 (In default) (NON)                                                    58,800
.........................................................................................................................
         1,025,000   Mail-Well I Corp. company guaranty
                     9 5/8s, 2012                                                                                902,000
.........................................................................................................................
         2,530,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                              2,289,650
.........................................................................................................................
         1,060,000   PRIMEDIA, Inc. company guaranty
                     7 5/8s, 2008                                                                                943,400
.........................................................................................................................
           900,000   PRIMEDIA, Inc. company guaranty
                     Ser. B, 8 1/2s, 2006                                                                        842,625
.........................................................................................................................
           720,000   Quebecor Media, Inc. sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     7/15/06), 2011 (Canada) (STP)                                                               403,200
.........................................................................................................................
         1,360,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                    1,251,200
.........................................................................................................................
         1,325,000   RH Donnelley Finance Corp. I 144A sr.
                     notes 8 7/8s, 2010                                                                        1,414,438
.........................................................................................................................
         1,530,000   RH Donnelley Finance Corp. I 144A sr.
                     sub. notes 10 7/8s, 2012                                                                  1,663,875
.........................................................................................................................
         1,320,000   Vertis, Inc. company guaranty Ser. B,
                     10 7/8s, 2009                                                                             1,379,400
.........................................................................................................................
           345,000   Vertis, Inc. 144A sr. notes 10 7/8s,
                     2009                                                                                        351,900
.........................................................................................................................
         1,010,000   Von Hoffman Press, Inc. company
                     guaranty 10 1/4s, 2009                                                                      959,500
.........................................................................................................................
           435,000   Von Hoffman Press, Inc. company
                     guaranty FRN 10 3/8s, 2007                                                                  334,950
.........................................................................................................................
           829,778   Von Hoffman Press, Inc. debs.
                     zero %, 2009 (PIK)                                                                          481,271
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,731,251
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
.........................................................................................................................
           755,000   Domino's, Inc. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       815,400
.........................................................................................................................
         1,071,000   Sbarro, Inc. company guaranty 11s, 2009                                                     996,030
.........................................................................................................................
         2,245,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                  2,435,825
.........................................................................................................................
           485,000   Yum! Brands, Inc. sr. notes 8 1/2s, 2006                                                    515,313
.........................................................................................................................
            35,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                      36,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,799,318
------------------------------------------------------------------------------------------------------------------------
Retail (2.3%)
.........................................................................................................................
           930,000   Amazon.com, Inc. sr. sub. notes stepped-
                     coupon zero % (10s, 5/1/03), 2008 (STP)                                                     930,000
.........................................................................................................................
         1,100,000   Asbury Automotive Group, Inc. company
                     guaranty 9s, 2012                                                                           957,000
.........................................................................................................................
         1,720,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                  1,737,200
.........................................................................................................................
           635,000   Gap, Inc. (The) notes 6.9s, 2007                                                            619,125
.........................................................................................................................
           685,000   Hollywood Entertainment Corp. sr.
                     sub. notes 9 5/8s, 2011                                                                     693,563
.........................................................................................................................
           310,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                       279,000
.........................................................................................................................
           145,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       127,600
.........................................................................................................................
           350,000   JC Penney Co., Inc. debs. 7.4s, 2037                                                        353,500
.........................................................................................................................
           630,000   JC Penney Co., Inc. notes Ser. A MTN,
                     7.05s, 2005                                                                                 636,300
.........................................................................................................................
         1,740,000   JC Penney Co., Inc. 144A notes 9s, 2012                                                   1,774,800
.........................................................................................................................
           720,000   NBTY, Inc. sr. sub. notes Ser. B,
                     8 5/8s, 2007                                                                                727,200
.........................................................................................................................
           149,225   Petco Animal Supplies, Inc. bank term
                     loan FRN Ser. C, 4.78s, 2008
                     (acquired 8/07/02, cost $149,001) (RES)                                                     149,505
.........................................................................................................................
           420,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                           303,450
.........................................................................................................................
           890,000   Rite Aid Corp. notes 7 1/8s, 2007                                                           734,250
.........................................................................................................................
         3,070,000   Saks, Inc. company guaranty 8 1/4s, 2008                                                  3,054,650
.........................................................................................................................
           110,000   Southland Corp. debs. Ser. A, 4 1/2s, 2004                                                  104,500
.........................................................................................................................
           290,000   Southland Corp. sr. sub. debs. 5s, 2003                                                     281,300
.........................................................................................................................
           820,000   United Auto Group, Inc. 144A sr. sub.
                     notes 9 5/8s, 2012                                                                          795,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,258,343
------------------------------------------------------------------------------------------------------------------------
Technology (2.4%)
.........................................................................................................................
           230,000   Fairchild Semiconductor International, Inc.
                     company guaranty 10 3/8s, 2007                                                              241,500
.........................................................................................................................
           620,000   Iron Mountain, Inc. company guaranty
                     8 5/8s, 2013                                                                                651,000
.........................................................................................................................
         2,120,000   Iron Mountain, Inc. company guaranty
                     8 1/8s, 2008 (Canada)                                                                     2,167,700
.........................................................................................................................
           130,000   Lucent Technologies, Inc. debs.
                     6 1/2s, 2028                                                                                 57,200
.........................................................................................................................
         3,900,000   Lucent Technologies, Inc. debs.
                     6.45s, 2029                                                                               1,716,000
.........................................................................................................................
         2,505,000   Micron Technology, Inc. notes 6 1/2s, 2005                                                2,166,825
.........................................................................................................................
         1,820,000   Nortel Networks Corp. notes 6 1/8s,
                     2006 (Canada)                                                                             1,219,400
.........................................................................................................................
           660,000   ON Semiconductor Corp. 144A company
                     guaranty 12s, 2008                                                                          481,800
.........................................................................................................................
           510,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                  224,400
.........................................................................................................................
         1,190,000   Seagate Technology Hdd Holdings 144A
                     sr. notes 8s, 2009                                                                        1,219,750
.........................................................................................................................
           840,000   Sequa Corp. sr. notes 9s, 2009                                                              806,400
.........................................................................................................................
         1,160,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                1,107,835
.........................................................................................................................
           507,528   Telex Communications Group, Inc. sr.
                     sub. notes Ser. A, zero %, 2006                                                             279,140
.........................................................................................................................
           365,000   Xerox Cap Europe PLC company guaranty
                     5 7/8s, 2004 (United Kingdom)                                                               348,575
.........................................................................................................................
            60,000   Xerox Corp. notes 5 1/2s, 2003                                                               58,500
.........................................................................................................................
           390,000   Xerox Corp. notes Ser. D, 6 1/4s, 2026                                                      380,250
.........................................................................................................................
         1,280,000   Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                   1,228,800
.........................................................................................................................
            70,000   Xerox Credit Corp. sr. notes 6.1s, 2003                                                      67,550
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,422,625
------------------------------------------------------------------------------------------------------------------------
Textiles (0.9%)
.........................................................................................................................
         1,110,000   Galey & Lord, Inc. company guaranty
                     9 1/8s, 2008 (In default) (NON)                                                             111,000
.........................................................................................................................
         1,035,000   GFSI, Inc. sr. disc. notes stepped-coupon
                     Ser. B, zero % (11 3/8s, 9/15/04), 2009 (STP)                                                50,456
.........................................................................................................................
           450,000   Levi Strauss & Co. notes 7s, 2006                                                           391,500
.........................................................................................................................
         1,090,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                1,065,475
.........................................................................................................................
            70,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                   69,411
.........................................................................................................................
         1,045,000   Levi Strauss & Co. 144A sr. notes
                     12 1/4s, 2012                                                                             1,018,875
.........................................................................................................................
           980,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                              1,055,950
.........................................................................................................................
           450,000   Tommy Hilfiger USA, Inc. company
                     guaranty 6 1/2s, 2003                                                                       452,250
.........................................................................................................................
         1,175,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                    1,280,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,495,667
------------------------------------------------------------------------------------------------------------------------
Transportation (2.2%)
.........................................................................................................................
           110,000   Air Canada Corp. sr. notes 10 1/4s,
                     2011 (Canada)                                                                                61,600
.........................................................................................................................
         2,333,112   Airbus Industries 144A sinking fund
                     Ser. D, 12.266s, 2020                                                                       209,980
.........................................................................................................................
           795,000   Allied Holdings, Inc. company
                     guaranty Ser. B, 8 5/8s, 2007                                                               612,150
.........................................................................................................................
         2,300,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                             1,380,000
.........................................................................................................................
           630,000   Continental Airlines, Inc. pass-through
                     certificates Ser. D, 7.568s, 2006                                                           283,500
.........................................................................................................................
           770,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. 00-1, Class C,
                     7.779s, 2005                                                                                581,567
.........................................................................................................................
           570,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. C, 7.779s, 2012                                                           427,500
.........................................................................................................................
         1,770,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                             1,947,000
.........................................................................................................................
           700,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               735,000
.........................................................................................................................
         1,735,000   Navistar International Corp. company
                     guaranty Ser. B, 9 3/8s, 2006                                                             1,665,600
.........................................................................................................................
           510,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      418,200
.........................................................................................................................
         1,000,000   Northwest Airlines, Inc. company
                     guaranty 8 7/8s, 2006                                                                       650,000
.........................................................................................................................
           200,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                        169,000
.........................................................................................................................
         1,140,000   Northwest Airlines, Inc. company
                     guaranty 7 5/8s, 2005                                                                       775,200
.........................................................................................................................
           980,000   Northwest Airlines, Inc. sr. notes
                     9 7/8s, 2007                                                                                627,200
.........................................................................................................................
         1,770,000   RailAmerica Transportation company
                     guaranty 12 7/8s, 2010                                                                    1,770,000
.........................................................................................................................
           330,000   Transportation Manufacturing
                     Operations, Inc. company guaranty
                     11 1/4s, 2009                                                                               211,200
.........................................................................................................................
           380,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              402,800
.........................................................................................................................
         1,130,000   US Air, Inc. pass-through certificates
                     Ser. 93A3, 10 3/8s, 2013 (In default) (NON)                                                 565,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,492,497
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (3.0%)
.........................................................................................................................
           785,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                      455,300
.........................................................................................................................
           170,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       98,600
.........................................................................................................................
           270,000   Calpine Canada Energy Finance company
                     guaranty 8 1/2s, 2008 (Canada)                                                              121,500
.........................................................................................................................
           800,000   Calpine Corp. sr. notes 10 1/2s, 2006                                                       384,000
.........................................................................................................................
           350,000   Calpine Corp. sr. notes 8 3/4s, 2007                                                        152,250
.........................................................................................................................
         2,155,000   Calpine Corp. sr. notes 8 5/8s, 2010                                                        915,875
.........................................................................................................................
         3,125,000   Calpine Corp. sr. notes 8 1/2s, 2011                                                      1,359,375
.........................................................................................................................
           570,000   Calpine Corp. sr. notes 7 7/8s, 2008                                                        253,650
.........................................................................................................................
           515,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       448,050
.........................................................................................................................
         1,500,000   CMS Energy Corp. sr. notes 8.9s, 2008                                                     1,335,000
.........................................................................................................................
           600,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                     522,000
.........................................................................................................................
           675,000   Consumers Energy bank term loan
                     FRN 6.32s, 2004 (acquired 9/17/02,
                     cost $651,428) (RES)                                                                        655,593
.........................................................................................................................
           615,000   Dynegy Holdings, Inc. sr. notes
                     6 7/8s, 2011                                                                                209,100
.........................................................................................................................
           700,000   Edison Mission Energy sr. notes 10s, 2008                                                   329,000
.........................................................................................................................
           710,000   Edison Mission Energy sr. notes
                     9 7/8s, 2011                                                                                333,700
.........................................................................................................................
           190,000   Illinois Power Co. 144A 1st mtge.
                     11 1/2s, 2010                                                                               185,211
.........................................................................................................................
           925,000   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       943,500
.........................................................................................................................
            50,000   Midland Funding II Corp. debs.
                     Ser. B, 13 1/4s, 2006                                                                        51,750
.........................................................................................................................
           685,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               157,550
.........................................................................................................................
           720,000   Pacific Gas & Electric Co. 144A sr.
                     notes 7 3/8s, 2005 (In default) (NON)                                                       705,600
.........................................................................................................................
         1,690,000   Southern California Edison Co. notes
                     8.95s, 2003                                                                               1,677,325
.........................................................................................................................
           180,000   Southern California Edison Co. notes
                     6 3/8s, 2006                                                                                167,400
.........................................................................................................................
         1,490,000   Tiverton/Rumford Power Associates, LP
                     144A pass-through certificates 9s, 2018                                                     789,700
.........................................................................................................................
         1,435,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                              1,435,000
.........................................................................................................................
         1,155,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                              1,051,050
.........................................................................................................................
           615,000   Williams Cos., Inc. (The) FRN Ser. A,
                     6 3/4s, 2006                                                                                430,500
.........................................................................................................................
         3,636,000   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                  2,908,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,076,379
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $603,748,782)                                                                    $509,310,185
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (3.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             1,573   AmeriKing, Inc. $3.25 cum. pfd.
                     (In default) (NON) (PIK)                                                                        $16
.........................................................................................................................
            82,300   California Federal Preferred Capital
                     Corp. Ser. A, $2.281 pfd.                                                                 2,140,622
.........................................................................................................................
            41,536   Chevy Chase Capital Corp. Ser. A,
                     $5.188 pfd.                                                                               2,326,016
.........................................................................................................................
             5,230   Chevy Chase Savings Bank, Inc. $3.25 pfd.                                                   142,517
.........................................................................................................................
           500,000   CSBI Capital Trust I 144A company
                     guaranty Ser. A, 11.75% pfd.                                                                577,500
.........................................................................................................................
                21   CSC Holdings, Inc. Ser. H,
                     $11.75 cum. pfd. (PIK)                                                                        1,995
.........................................................................................................................
            55,990   CSC Holdings, Inc. Ser. M,
                     $11.125 cum. pfd.                                                                         5,235,065
.........................................................................................................................
            10,527   Decrane Aircraft Holdings Co.
                     $16.00 pfd. (PIK)                                                                           210,549
.........................................................................................................................
             2,029   Delta Financial Corp. Ser. A,
                     $10.00 cum. pfd.                                                                             11,160
.........................................................................................................................
            91,670   Diva Systems Corp. Ser. C, 6.00% cum.
                     pfd. (acquired 1/26/00, cost $458,350)                                                          917
.........................................................................................................................
            42,800   Doane Pet Care Co. $7.125 pfd.                                                            1,284,000
.........................................................................................................................
               181   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                            86,880
.........................................................................................................................
             2,136   Dobson Communications Corp.
                     12.25% pfd. (PIK)                                                                         1,068,235
.........................................................................................................................
             1,010   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                               1,060,500
.........................................................................................................................
             1,002   Granite Broadcasting Corp.
                     12.75% cum. pfd.                                                                            521,040
.........................................................................................................................
               198   Leiner Health Products Ser. C, zero % pfd.                                                       --
.........................................................................................................................
               787   Nextel Communications, Inc. Ser. E,
                     11.125% pfd. (PIK)                                                                          688,625
.........................................................................................................................
            64,353   North Atlantic Trading Co.
                     12.00% pfd. (PIK)                                                                         1,094,001
.........................................................................................................................
               558   Paxson Communications Corp.
                     13.25% cum. pfd. (PIK)                                                                    3,041,100
.........................................................................................................................
             7,400   PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                      473,600
.........................................................................................................................
             2,618   Rural Cellular Corp. 12.25% pfd. (PIK)                                                      628,418
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $28,218,711)                                                                      $20,592,756
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (2.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $368,254   Argentina (Republic of) unsub.
                     Ser. 2018, 2.89s, 2018 (In default) (NON)                                                   $73,650
.........................................................................................................................
         1,733,000   Bulgaria (Republic of) 144A bonds
                     8 1/4s, 2015                                                                              1,893,302
.........................................................................................................................
           555,000   Colombia (Republic of) bonds
                     11 3/4s, 2020                                                                               593,295
.........................................................................................................................
           340,000   Colombia (Republic of) notes
                     10 3/4s, 2013                                                                               352,750
.........................................................................................................................
EUR        150,000   Colombia (Republic of) notes Ser. E
                     MTN, 11 1/2s, 2011                                                                          158,496
.........................................................................................................................
           $75,000   Colombia (Republic of) unsub.
                     9 3/4s, 2009                                                                                 77,175
.........................................................................................................................
EUR        245,000   Colombia (Republic of) unsub. bonds
                     Ser. 15A, 11 3/8s, 2008                                                                     261,320
.........................................................................................................................
          $215,000   Ecuador (Republic of) bonds
                     Ser. REGS, 12s, 2012                                                                        120,400
.........................................................................................................................
         1,495,000   Ecuador (Republic of) bonds
                     stepped-coupon Ser. REGS, 5s
                     (7s, 8/15/03), 2030 (STP)                                                                   620,425
.........................................................................................................................
            85,000   El Salvador (Republic of) 144A bonds
                     7 3/4s, 2023                                                                                 83,937
.........................................................................................................................
           300,000   Peru (Republic of) notes 9 1/8s, 2008                                                       303,000
.........................................................................................................................
         4,610,000   Russia (Federation of) unsub. stepped-
                     coupon 5s (7 1/2s, 3/31/07), 2030 (STP)                                                   3,660,340
.........................................................................................................................
         1,150,000   South Africa (Republic of) notes
                     7 3/8s, 2012                                                                              1,244,875
.........................................................................................................................
         1,190,000   United Mexican States bonds
                     11 3/8s, 2016                                                                             1,594,600
.........................................................................................................................
         1,135,000   United Mexican States bonds Ser. MTN,
                     8.3s, 2031                                                                                1,197,425
.........................................................................................................................
           225,000   Venezuela (Republic of) bonds
                     9 1/4s, 2027                                                                                153,338
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government Bonds
                     and Notes (cost $10,604,634)                                                            $12,388,328
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (1.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Broadcasting (--%)
.........................................................................................................................
                93   RCN Corp. (NON)                                                                                 $49
------------------------------------------------------------------------------------------------------------------------
Chemicals (--%)
.........................................................................................................................
           143,399   Pioneer Cos., Inc.                                                                          250,948
------------------------------------------------------------------------------------------------------------------------
Communication Services (--%)
.........................................................................................................................
             2,762   Arch Wireless, Inc. (NON)                                                                     5,662
.........................................................................................................................
            97,050   Arch Wireless, Inc. (NON)                                                                        10
.........................................................................................................................
           431,848   Celcaribe SA (Colombia) (NON)                                                                 4,318
.........................................................................................................................
            29,846   Covad Communications
                     Group, Inc. 144A (NON)                                                                       28,055
.........................................................................................................................
             2,686   FLAG Telecom Holdings, Ltd. (Bermuda) (NON)                                                  18,802
.........................................................................................................................
            36,009   Globix Corp. (NON)                                                                           72,018
.........................................................................................................................
             4,609   Vast Solutions, Inc. Class B1 (NON)                                                           2,305
.........................................................................................................................
             4,609   Vast Solutions, Inc. Class B2 (NON)                                                           2,305
.........................................................................................................................
             4,609   Vast Solutions, Inc. Class B3 (NON)                                                           2,305
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 135,780
------------------------------------------------------------------------------------------------------------------------
Conglomerates (--%)
.........................................................................................................................
               858   Comdisco Holding Co., Inc. (NON)                                                             66,924
.........................................................................................................................
             6,383   WilTel Communications, Inc. (NON)                                                           100,788
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 167,712
------------------------------------------------------------------------------------------------------------------------
Consumers (0.6%)
.........................................................................................................................
            45,360   Doskocil Manufacturing Co., Inc. (NON)                                                      165,564
.........................................................................................................................
           220,000   Loewen Group International, Inc. (NON)                                                           22
.........................................................................................................................
           179,280   Regal Entertainment Group 144A                                                            3,456,160
.........................................................................................................................
            84,875   VS Holdings, Inc. (NON)                                                                      84,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,706,621
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (--%)
.........................................................................................................................
         1,720,000   Morrison Knudsen Corp. (NON)                                                                 68,800
.........................................................................................................................
             3,354   Washington Group International, Inc. (NON)                                                   53,496
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 122,296
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (0.5%)
.........................................................................................................................
               665   Premium Holdings (LP) 144A (NON)                                                             13,958
.........................................................................................................................
             1,579   PSF Group Holdings, Inc. 144A Class A (NON)                                               2,762,428
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,776,386
------------------------------------------------------------------------------------------------------------------------
Financial (0.1%)
.........................................................................................................................
         1,922,000   AMRESCO Capital Trust, Inc. (NON) (R)                                                       142,228
.........................................................................................................................
         5,126,274   Contifinancial Corp. Liquidating
                     Trust Units                                                                                 115,341
.........................................................................................................................
             2,010   Delta Funding Residual Exchange Co., LLC                                                    390,945
.........................................................................................................................
             2,010   Delta Funding Residual Management, Inc.                                                          20
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 648,534
------------------------------------------------------------------------------------------------------------------------
Food (0.1%)
.........................................................................................................................
             3,460   Archibald Candy Corp. (NON)                                                                 404,509
.........................................................................................................................
            48,616   Aurora Foods, Inc. (NON)                                                                     37,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 442,429
------------------------------------------------------------------------------------------------------------------------
Health Care (--%)
.........................................................................................................................
             4,226   Alderwoods Group, Inc. (NON)                                                                 19,985
.........................................................................................................................
            13,561   Genesis Health Ventures, Inc. (NON)                                                         209,517
.........................................................................................................................
             3,572   Mariner Health Care, Inc. (NON)                                                              26,790
.........................................................................................................................
             3,215   Sun Healthcare Group, Inc. (NON)                                                              4,469
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 260,761
------------------------------------------------------------------------------------------------------------------------
Media (--%)
.........................................................................................................................
               336   Quorum Broadcast Holdings, Inc. Class E
                     (acquired 5/15/01, cost $334,843) (NON) (RES)                                                73,152
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $30,004,174)                                                                       $8,584,668
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,130,000   American Tower Corp. cv. notes 5s, 2010                                                    $731,675
.........................................................................................................................
         1,570,000   DaVita, Inc. cv. sub. notes 7s, 2009                                                      1,568,038
.........................................................................................................................
         4,895,000   Nextel Communications, Inc. cv. sr.
                     notes 5 1/4s, 2010                                                                        3,512,163
.........................................................................................................................
           975,000   Province Healthcare Co. cv. sub.
                     notes 4 1/2s, 2005                                                                          859,219
.........................................................................................................................
           750,000   Tyco International, Ltd. cv. notes
                     zero %, 2020 (Bermuda)                                                                      537,188
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $6,597,863)                                                                        $7,208,283
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $685,000   Argentina (Republic of) govt. guaranty
                     Ser. L-GP, 6s, 2023 (In default) (NON)                                                     $315,990
.........................................................................................................................
           250,000   Central Bank of Nigeria bonds
                     Ser. WW, 6 1/4s, 2020                                                                       167,500
.........................................................................................................................
           524,300   Peru (Republic of) bonds Ser. PDI,
                     4s, 2017                                                                                    414,197
.........................................................................................................................
           305,000   Peru (Republic of) coll. FLIRB
                     3 1/4s, 2017                                                                                219,600
.........................................................................................................................
           150,000   Peru (Republic of) coll. FLIRB
                     Ser. 20YR, 4s, 2017                                                                         108,000
.........................................................................................................................
         1,666,667   Venezuela (Republic of) debs. FRB
                     Ser. DL, 2 7/8s, 2007                                                                     1,258,333
------------------------------------------------------------------------------------------------------------------------
                     Total Brady Bonds
                     (cost $2,551,430)                                                                        $2,483,620
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               105   Genesis Health Ventures, Inc.
                     $6.00 cv. pfd. (PIK)                                                                        $11,550
.........................................................................................................................
             4,300   Global Crossing, Ltd. 144A 7.00% cum.
                     cv. pfd. (Bermuda) (In default) (NON)                                                            43
.........................................................................................................................
             2,105   Hercules Trust II 6.50% units cum. cv. pfd.                                               1,141,961
.........................................................................................................................
             2,590   Interact Electronic Marketing, Inc.
                     14.00% cum. cv. pfd. (In default) (NON)                                                          26
.........................................................................................................................
             4,314   Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                       43
.........................................................................................................................
            14,400   LTV Corp. 144A $4.125 cv. pfd.
                     (In default) (NON)                                                                            1,800
.........................................................................................................................
               151   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                        604,000
.........................................................................................................................
            15,352   Penisula Gaming Partners 144A
                     $7.14 cv. pfd.                                                                               92,108
.........................................................................................................................
            24,082   Telex Communications, Inc. zero % cv. pfd.
                     (In default) (NON)                                                                           24,081
.........................................................................................................................
             1,440   Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                     144
.........................................................................................................................
             2,736   XCL, Ltd. 144A Ser. A, 9.50% cum. cv.
                     pfd. (In default) (NON) (PIK)                                                                   684
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $4,707,494)                                                                        $1,876,440
------------------------------------------------------------------------------------------------------------------------
UNITS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
           525,000   MDP Acquisitions PLC 144A units
                     15 1/2s, 2013 (Ireland) (PIK)                                                              $556,500
.........................................................................................................................
         2,695,000   XCL, Ltd. 144A units 13 1/2s, 2004
                     (In default) (NON)                                                                          808,500
.........................................................................................................................
            13,850   XCL, Ltd. 144A units cum. cv. pfd.
                     9 1/2s (In default) (NON) (PIK)                                                               3,463
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $4,407,250)                                                                        $1,368,463
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.1%) (a) (cost $625,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $625,000   Verdi Synthetic Clo 144A Ser. 1A,
                     Class E2, 11.15s, 2010                                                                     $625,000
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
             1,600   Birch Telecommunications,
                     Inc. 144A                                                                   6/15/08             $16
.........................................................................................................................
             1,950   Dayton Superior Corp.                                                       6/15/09             488
.........................................................................................................................
                 1   Decrane Aircraft
                     Holdings Co. Class B                                                        6/30/00               1
.........................................................................................................................
             3,651   Diva Systems Corp.                                                          5/15/06              37
.........................................................................................................................
            27,031   Diva Systems Corp. 144A                                                      3/1/08             270
.........................................................................................................................
             2,090   Horizon PCS, Inc.                                                           10/1/10               2
.........................................................................................................................
             1,880   Insilco Holding Co.                                                         8/15/08              19
.........................................................................................................................
             2,590   Interact Systems, Inc.                                                       8/1/03               3
.........................................................................................................................
             2,590   Interact Systems, Inc. 144A                                                12/15/09              26
.........................................................................................................................
             2,030   iPCS, Inc. 144A                                                             7/15/10             508
.........................................................................................................................
               817   IWO Holdings, Inc.                                                          1/15/11             204
.........................................................................................................................
             1,089   Leap Wireless
                     International, Inc. 144A                                                    4/15/10              11
.........................................................................................................................
               765   Metronet Communications
                     144A                                                                        8/15/07               8
.........................................................................................................................
               720   Mikohn Gaming Corp. 144A                                                    8/15/08             720
.........................................................................................................................
             3,895   Orion Network Systems                                                       1/15/07              39
.........................................................................................................................
             3,200   Paxson Communications
                     Corp. 144A                                                                  6/30/03               3
.........................................................................................................................
               850   Pliant Corp. 144A                                                            6/1/10           4,250
.........................................................................................................................
               427   R.A.B. Holdings, Inc.                                                       4/30/10               4
.........................................................................................................................
               680   Solutia, Inc. 144A                                                          7/15/09               1
.........................................................................................................................
             8,040   Sun Healthcare Group, Inc.                                                  2/28/05               1
.........................................................................................................................
             1,140   Travel Centers of
                     America, Inc. 144A                                                           5/1/09          11,400
.........................................................................................................................
             3,450   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
           410,000   United Mexican States
                     Ser. B (Mexico)                                                             6/30/04           1,435
.........................................................................................................................
           410,000   United Mexican States
                     Ser. C (Mexico)                                                             6/30/05             123
.........................................................................................................................
           410,000   United Mexican States
                     Ser. D (Mexico)                                                             6/30/06             123
.........................................................................................................................
           410,000   United Mexican States
                     Ser. E (Mexico)                                                             6/30/07             123
.........................................................................................................................
             2,460   Veraldo Holdings, Inc. 144A                                                 4/15/08              25
.........................................................................................................................
                70   Versatel Telecom
                     NV (Netherlands)                                                            5/15/08               1
.........................................................................................................................
             2,070   Washington Group
                     International, Inc. Ser. A                                                  1/25/06           1,553
.........................................................................................................................
             2,365   Washington Group
                     International, Inc. Ser. B                                                  1/25/06           1,183
.........................................................................................................................
             1,278   Washington Group
                     International, Inc. Ser. C                                                  1/25/06             639
.........................................................................................................................
             2,050   XM Satellite Radio
                     Holdings, Inc. 144A                                                         3/15/10               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $1,631,576)                                                                           $23,218
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $19,425   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                               $19,419
.........................................................................................................................
        24,100,263   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59%
                     and due dates ranging from January 2,
                     2003 to February 19, 2003 (d)                                                            24,100,263
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $24,119,682)                                                                      $24,119,682
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $717,216,596)                                                                    $588,580,643
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
Euro                         $284,839     $270,364     3/19/03       $(14,475)
------------------------------------------------------------------------------

Swap Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                           Notional Termination    Unrealized
                                             Amount        Date  Appreciation
...............................................................................
Agreement with Merrill Lynch
Capital Services dated
October 27, 2000 to receive
semi-annually the notional
amount multiplied by 6.74%
and pay quarterly the notional
amount multiplied by three
month USD LIBOR.                        $14,200,000      Oct-05    $1,709,385
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Income Fund
The fund's portfolio
December 31, 2002

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (45.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (30.4%)
.........................................................................................................................
                     Federal Home Loan Mortgage Corporation
.........................................................................................................................
        $2,611,911     7 1/2s, with due dates from
                       October 1, 2029 to December 1, 2029                                                    $2,780,076
.........................................................................................................................
        10,494,925     TBA, 6s, January 1, 2033                                                               10,849,129
.........................................................................................................................
        28,259,515     6s, with due dates from January 1, 2017
                       to July 1, 2017                                                                        29,570,303
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
        19,611,879     7 1/2s, with due dates from
                       October 1, 2029 to October 1, 2032                                                     20,825,383
.........................................................................................................................
        28,738,417     7s, with due dates from March 1, 2026
                       to October 1, 2032                                                                     30,233,453
.........................................................................................................................
         1,923,246     7s, with due dates from February 1, 2007
                       to December 1, 2014                                                                     2,047,688
.........................................................................................................................
        37,477,000     TBA, 7s, January 1, 2033                                                               39,409,389
.........................................................................................................................
        73,740,759     TBA, 6 1/2s, January 1, 2033                                                           76,759,563
.........................................................................................................................
            58,733     6s, July 1, 2029                                                                           60,894
.........................................................................................................................
        57,977,867     TBA, 6s, January 1, 2033                                                               59,916,531
.........................................................................................................................
        21,801,000     TBA, 5 1/2s, December 1, 2017                                                          22,584,484
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
        14,074,013     8s, with due dates from January 15, 2022
                       to December 15, 2027                                                                   15,341,185
.........................................................................................................................
         1,223,113     7 1/2s, with due dates from
                       August 15, 2029 to January 15, 2030                                                     1,305,583
.........................................................................................................................
        19,146,331     7s, with due dates from March 15, 2023
                       to May 15, 2032                                                                        20,317,974
.........................................................................................................................
         7,570,000     TBA, 7s, December 1, 2032                                                               8,019,469
.........................................................................................................................
         5,049,266     6 1/2s, with due dates from
                       September 15, 2024 to May 15, 2029                                                      5,337,870
------------------------------------------------------------------------------------------------------------------------
                                                                                                             345,358,974
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (2.6%)
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
        15,475,000     7 1/4s, May 15, 2030                                                                   19,466,327
.........................................................................................................................
         8,339,000     7 1/4s, January 15, 2010                                                               10,104,533
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,570,860
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (12.5%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
        14,870,000     8s, November 15, 2021                                                                  20,719,248
.........................................................................................................................
           215,000     7 1/2s, November 15, 2016                                                                 281,163
.........................................................................................................................
        21,166,000     6 1/4s, May 15, 2030                                                                   25,328,929
.........................................................................................................................
        17,355,000     6s, February 15, 2026                                                                  19,888,431
.........................................................................................................................
           645,000     4s, November 15, 2012                                                                     654,121
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
        39,030,000     6 1/2s, February 15, 2010                                                              46,653,027
.........................................................................................................................
        28,130,000     3s, November 15, 2007                                                                  28,468,432
------------------------------------------------------------------------------------------------------------------------
                                                                                                             141,993,351
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $506,903,733)                                                        $516,923,185
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (30.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (1.7%)
.........................................................................................................................
           $14,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                               $14,737
.........................................................................................................................
           650,000   Abitibi-Consolidated, Inc. company
                     guaranty 6.95s, 2006 (Canada)                                                               675,184
.........................................................................................................................
           540,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                545,400
.........................................................................................................................
           200,000   AK Steel Corp. 144A company guaranty
                     7 3/4s, 2012                                                                                201,500
.........................................................................................................................
           460,000   Bowater Canada Finance company
                     guaranty 7.95s, 2011 (Canada)                                                               483,337
.........................................................................................................................
           810,000   Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                                    946,694
.........................................................................................................................
           550,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                 637,806
.........................................................................................................................
           920,000   Dow Chemical Co. (The) debs.
                     7 3/8s, 2029                                                                                995,519
.........................................................................................................................
         1,425,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                              1,478,765
.........................................................................................................................
           733,000   Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                        667,030
.........................................................................................................................
           228,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                    185,820
.........................................................................................................................
           365,000   Georgia-Pacific Corp. notes 8 1/8s, 2011                                                    346,750
.........................................................................................................................
           315,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                               351,225
.........................................................................................................................
           170,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                       184,450
.........................................................................................................................
           490,000   IMC Global, Inc. notes 6.55s, 2005                                                          470,400
.........................................................................................................................
         2,340,000   International Paper Co. notes
                     6 3/4s, 2011                                                                              2,603,739
.........................................................................................................................
           645,000   International Paper Co. 144A notes
                     5.85s, 2012                                                                                 676,627
.........................................................................................................................
            53,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                        54,855
.........................................................................................................................
         1,150,000   Lyondell Chemical Co. sec. notes
                     Ser. B, 9 7/8s, 2007                                                                      1,104,000
.........................................................................................................................
           970,000   Millenium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,013,650
.........................................................................................................................
           340,000   Norampac, Inc. sr. notes 9 1/2s,
                     2008 (Canada)                                                                               357,000
.........................................................................................................................
           390,000   Norske Skog Canada, Ltd. company
                     guaranty 8 5/8s, 2011 (Canada)                                                              392,925
.........................................................................................................................
           165,000   Oregon Steel Mills, Inc. 144A 1st mtge.
                     10s, 2009                                                                                   166,650
.........................................................................................................................
           163,937   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                          111,477
.........................................................................................................................
            54,646   Pioneer Cos., Inc. sec. FRN 4.9s, 2006                                                       37,159
.........................................................................................................................
           100,000   Smurfit Capital Funding PLC notes
                     6 3/4s, 2005 (Ireland)                                                                       99,000
.........................................................................................................................
           353,000   Tembec Industries, Inc. company
                     guaranty 8 5/8s, 2009 (Canada)                                                              355,648
.........................................................................................................................
           107,000   Tembec Industries, Inc. company
                     guaranty 8 1/2s, 2011 (Canada)                                                              107,803
.........................................................................................................................
         1,730,000   Weyerhaeuser Co. debs. 7 3/8s, 2032                                                       1,876,233
.........................................................................................................................
         1,445,000   Weyerhaeuser Co. notes 6 3/4s, 2012                                                       1,575,538
.........................................................................................................................
           180,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           140,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,857,546
------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.3%)
.........................................................................................................................
           500,000   Ball Corp. company guaranty 8 1/4s, 2008                                                    526,250
.........................................................................................................................
           410,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                            301,350
.........................................................................................................................
           780,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            608,400
.........................................................................................................................
            30,000   Case Corp. notes 7 1/4s, 2016                                                                21,300
.........................................................................................................................
           800,000   Emerson Electric Co. notes 4 5/8s, 2012                                                     800,562
.........................................................................................................................
           635,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                        641,985
.........................................................................................................................
           461,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       474,830
.........................................................................................................................
         1,220,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                              1,636,803
.........................................................................................................................
         2,670,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                     3,034,703
.........................................................................................................................
           553,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                566,825
.........................................................................................................................
           330,000   Owens-Brockway Glass 144A sec. notes
                     8 3/4s, 2012                                                                                333,300
.........................................................................................................................
         2,575,000   Raytheon Co. notes 6.15s, 2008                                                            2,777,985
.........................................................................................................................
           714,000   Waste Management, Inc. sr. notes
                     7 3/8s, 2010                                                                                781,216
.........................................................................................................................
         1,555,000   Waste Management, Inc. sr. notes
                     6 1/2s, 2008                                                                              1,657,615
.........................................................................................................................
           995,000   Waste Management, Inc. 144A notes
                     6 3/8s, 2012                                                                              1,027,178
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,190,302
------------------------------------------------------------------------------------------------------------------------
Communication Services (2.5%)
.........................................................................................................................
           805,000   AT&T Corp. notes 6 1/2s, 2013                                                               807,517
.........................................................................................................................
            28,000   AT&T Corp. notes 6s, 2009                                                                    27,960
.........................................................................................................................
         1,050,000   AT&T Wireless Services, Inc. sr. notes
                     7 7/8s, 2011                                                                              1,055,250
.........................................................................................................................
         1,220,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                             1,463,835
.........................................................................................................................
           115,000   CenturyTel, Inc. sr. notes Ser. H,
                     8 3/8s, 2010                                                                                137,218
.........................................................................................................................
           930,000   CenturyTel, Inc. 144A sr. notes
                     7 7/8s, 2012                                                                              1,100,722
.........................................................................................................................
         3,430,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                              3,606,179
.........................................................................................................................
           645,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                768,203
.........................................................................................................................
           640,000   Citizens Communications Co. sr. notes
                     7 5/8s, 2008                                                                                708,585
.........................................................................................................................
         3,020,000   Deutsche Telekom International Finance
                     BV bonds 8s, 2010 (Netherlands)                                                           3,478,237
.........................................................................................................................
           825,000   Deutsche Telekom International
                     Finance BV company guaranty FRN
                     8 1/4s, 2030 (Netherlands)                                                                  950,120
.........................................................................................................................
         1,650,000   France Telecom notes 7 3/4s,
                     2011 (France)                                                                             1,907,846
.........................................................................................................................
           615,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                            758,682
.........................................................................................................................
           255,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                298,624
.........................................................................................................................
           525,000   Nextel Communications, Inc. sr. notes
                     12s, 2008                                                                                   517,125
.........................................................................................................................
         1,000,000   PanAmSat Corp. 144A sr. notes
                     8 3/4s, 2012                                                                                970,000
.........................................................................................................................
           376,000   Rogers Cantel, Ltd. sr. notes Ser. (a),
                     8.3s, 2007 (Canada)                                                                         342,160
.........................................................................................................................
         1,005,000   Telus Corp. notes 8s, 2011 (Canada)                                                         964,800
.........................................................................................................................
           670,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     649,900
.........................................................................................................................
         1,240,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                              1,409,300
.........................................................................................................................
         4,210,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                 4,388,925
.........................................................................................................................
         1,400,000   Vodafone Group PLC bonds 6 1/4s, 2032
                     (United Kingdom)                                                                          1,393,303
.........................................................................................................................
           860,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            948,067
.........................................................................................................................
           286,000   Voicestream Wireless Corp. sr. notes
                     10 3/8s, 2009                                                                               300,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,952,858
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.6%)
.........................................................................................................................
         3,411,000   Allied Corp. notes 6 1/8s, 2005                                                           3,674,721
.........................................................................................................................
           270,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          255,150
.........................................................................................................................
           330,000   Tyco International Group SA company
                     guaranty 6 3/8s, 2005 (Luxembourg)                                                          320,100
.........................................................................................................................
         2,205,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                 2,061,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,311,646
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (4.0%)
.........................................................................................................................
           180,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                               193,050
.........................................................................................................................
           205,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                    207,050
.........................................................................................................................
           515,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    515,000
.........................................................................................................................
           950,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8 1/2s, 2031                                                             1,169,180
.........................................................................................................................
         1,730,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                               1,923,303
.........................................................................................................................
         1,400,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                       1,415,120
.........................................................................................................................
         1,300,000   Dana Corp. notes 9s, 2011                                                                 1,257,750
.........................................................................................................................
           810,000   Deluxe Corp. notes 5s, 2012                                                                 824,823
.........................................................................................................................
            85,000   Dillards, Inc. notes 6.43s, 2004                                                             83,725
.........................................................................................................................
           580,000   Federated Department Stores sr. notes
                     8 1/2s, 2010                                                                                699,815
.........................................................................................................................
           600,000   Felcor Lodging LP company guaranty
                     8 1/2s, 2008 (R)                                                                            585,000
.........................................................................................................................
         1,065,000   Ford Motor Co. bonds 6 5/8s, 2028                                                           849,160
.........................................................................................................................
         1,425,000   Ford Motor Co. notes 7.45s, 2031                                                          1,239,563
.........................................................................................................................
            50,000   Ford Motor Credit Corp. notes
                     7.6s, 2005                                                                                   51,052
.........................................................................................................................
         3,890,000   Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                              3,854,453
.........................................................................................................................
         4,470,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                              4,425,638
.........................................................................................................................
           358,000   Gap, Inc. (The) notes 6.9s, 2007                                                            349,050
.........................................................................................................................
         1,595,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                  1,603,685
.........................................................................................................................
           855,000   General Motors Acceptance Corp. notes
                     7s, 2012                                                                                    859,773
.........................................................................................................................
         1,275,000   General Motors Acceptance Corp. notes
                     6 7/8s, 2012                                                                              1,256,831
.........................................................................................................................
         1,085,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2007                                                                              1,097,693
.........................................................................................................................
         1,630,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2006                                                                              1,656,285
.........................................................................................................................
         2,025,000   General Motors Acceptance Corp. notes
                     Ser. MTN, 5.36s, 2004                                                                     2,069,175
.........................................................................................................................
           470,000   General Motors Corp. notes 7.2s, 2011                                                       471,970
.........................................................................................................................
           367,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                          274,839
.........................................................................................................................
           325,000   Harrah's Entertainment, Inc. company
                     guaranty 7 7/8s, 2005                                                                       344,500
.........................................................................................................................
           290,000   Hasbro, Inc. notes 6.15s, 2008                                                              278,400
.........................................................................................................................
           293,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                      306,185
.........................................................................................................................
           270,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      270,000
.........................................................................................................................
         1,655,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                      1,605,350
.........................................................................................................................
           370,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                          410,700
.........................................................................................................................
           220,000   International Game Technology sr.
                     notes 7 7/8s, 2004                                                                          228,800
.........................................................................................................................
           435,000   ITT Corp. notes 6 3/4s, 2005                                                                435,000
.........................................................................................................................
         1,380,000   JC Penney Co., Inc. notes 7.6s, 2007                                                      1,397,250
.........................................................................................................................
           961,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                               1,016,258
.........................................................................................................................
           426,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                         440,910
.........................................................................................................................
           280,000   Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                  273,700
.........................................................................................................................
           540,000   Limited, Inc. (The) notes 6 1/8s, 2012                                                      560,034
.........................................................................................................................
           315,000   Mandalay Resort Group sr. sub. notes
                     Ser. B, 10 1/4s, 2007                                                                       345,713
.........................................................................................................................
           250,000   MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                276,250
.........................................................................................................................
           715,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                770,413
.........................................................................................................................
         1,050,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/4s, 2009                                                                   1,102,500
.........................................................................................................................
           260,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                          265,850
.........................................................................................................................
           433,000   Park Place Entertainment Corp. sr.
                     sub. notes 9 3/8s, 2007                                                                     462,228
.........................................................................................................................
           410,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                                371,050
.........................................................................................................................
           491,000   Saks, Inc. company guaranty 8 1/4s, 2008                                                    488,545
.........................................................................................................................
            80,000   Sears Roebuck Acceptance Corp. notes
                     7s, 2011                                                                                     77,190
.........................................................................................................................
           550,000   Sears Roebuck Acceptance Corp. notes
                     6.7s, 2012                                                                                  522,069
.........................................................................................................................
           175,000   Standard Pacific Corp. sr. notes
                     8 1/2s, 2007                                                                                176,750
.........................................................................................................................
           460,000   Starwood Hotels & Resorts Worldwide,
                     Inc. 144A notes 7 7/8s, 2012                                                                455,400
.........................................................................................................................
           211,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                223,660
.........................................................................................................................
           380,000   Toll Corp. sr. sub. notes 8 1/4s, 2011                                                      381,900
.........................................................................................................................
           505,000   TRW, Inc. notes 7 1/8s, 2009                                                                564,584
.........................................................................................................................
         1,990,000   Visteon Corp. sr. notes 8 1/4s, 2010                                                      2,111,491
.........................................................................................................................
           230,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      223,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,318,763
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (4.6%)
.........................................................................................................................
         2,515,000   AOL Time Warner, Inc. bonds
                     7 5/8s, 2031                                                                              2,584,877
.........................................................................................................................
         2,015,000   AOL Time Warner, Inc. notes
                     5 5/8s, 2005                                                                              2,060,513
.........................................................................................................................
           630,000   Archer Daniels Midland Co. notes
                     5.935s, 2032                                                                                636,104
.........................................................................................................................
           775,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                880,339
.........................................................................................................................
           405,000   Aurora Foods, Inc. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        202,500
.........................................................................................................................
         1,080,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                      1,166,400
.........................................................................................................................
         1,490,000   Campbell Soup Co. notes 6 3/4s, 2011                                                      1,698,190
.........................................................................................................................
           135,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           147,319
.........................................................................................................................
           564,000   Chancellor Media Corp. sr. sub. notes
                     Ser. B, 8 1/8s, 2007                                                                        587,265
.........................................................................................................................
         1,280,000   ConAgra, Inc. notes 7 7/8s, 2010                                                          1,547,930
.........................................................................................................................
         1,255,000   ConAgra, Inc. notes 6s, 2006                                                              1,373,288
.........................................................................................................................
           106,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       111,035
.........................................................................................................................
           705,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                802,963
.........................................................................................................................
           920,000   Cox Communications, Inc. notes
                     7 1/8s, 2012                                                                              1,017,937
.........................................................................................................................
           485,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                   538,776
.........................................................................................................................
         1,000,000   CSC Holdings, Inc. sr. sub. debs.
                     9 7/8s, 2013                                                                                976,250
.........................................................................................................................
         1,130,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                          1,391,925
.........................................................................................................................
           565,000   Diageo PLC notes 3 1/2s, 2007
                     (United Kingdom)                                                                            568,466
.........................................................................................................................
           340,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                266,900
.........................................................................................................................
           157,000   Dole Food Co. debs. 7 7/8s, 2013                                                            151,520
.........................................................................................................................
            86,000   Dole Food Co. notes 6 3/8s, 2005                                                             91,420
.........................................................................................................................
           126,000   Dole Food Co. sr. notes 7 1/4s, 2009                                                        122,027
.........................................................................................................................
         2,080,000   Fred Meyer Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                      2,364,186
.........................................................................................................................
         1,065,000   General Mills, Inc. notes 6s, 2012                                                        1,158,340
.........................................................................................................................
           835,000   General Mills, Inc. notes 5 1/8s, 2007                                                      887,131
.........................................................................................................................
           690,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       787,465
.........................................................................................................................
         4,390,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                      4,615,448
.........................................................................................................................
         1,010,000   Kroger Co. company guaranty 6.8s, 2011                                                    1,107,121
.........................................................................................................................
         1,700,000   McDonald's Corp. debs. 6 3/8s, 2028                                                       1,832,896
.........................................................................................................................
           640,000   News America Holdings, Inc. company
                     guaranty 7 3/8s, 2008                                                                       704,413
.........................................................................................................................
           525,000   News America Holdings, Inc. debs.
                     7 3/4s, 2045                                                                                515,960
.........................................................................................................................
         2,035,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                2,092,352
.........................................................................................................................
           575,000   News America, Inc. sr. notes 6 5/8s, 2008                                                   616,275
.........................................................................................................................
         1,100,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                              1,116,138
.........................................................................................................................
         1,990,000   Philip Morris Cos., Inc. notes 7.2s, 2007                                                 2,198,628
.........................................................................................................................
         1,750,000   Philip Morris Cos., Inc. notes 7 1/8s, 2004                                               1,858,092
.........................................................................................................................
           765,000   Safeway, Inc. notes 7 1/2s, 2009                                                            866,391
.........................................................................................................................
         1,500,000   Southland Corp. debs. Ser. A, 4 1/2s, 2004                                                1,425,000
.........................................................................................................................
         2,425,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                              2,661,319
.........................................................................................................................
         1,000,000   TeleWest Communications PLC debs.
                     9 5/8s, 2006 (United Kingdom)
                     (In default) (NON)                                                                          180,000
.........................................................................................................................
         1,295,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                      1,531,098
.........................................................................................................................
         1,235,000   Unilever Capital Corp. bonds 5.9s, 2032                                                   1,265,644
.........................................................................................................................
           985,000   Viacom, Inc. company guaranty 7.7s, 2010                                                  1,170,224
.........................................................................................................................
           180,000   Vlasic Foods International, Inc. sr. sub.
                     notes Ser. B, 10 1/4s, 2009 (In default) (NON)                                               30,600
.........................................................................................................................
           915,000   Walt Disney Co. notes 5 3/8s, 2007                                                          966,805
.........................................................................................................................
           350,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                    379,750
.........................................................................................................................
           430,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                     451,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              51,706,720
------------------------------------------------------------------------------------------------------------------------
Energy (2.6%)
.........................................................................................................................
         2,525,000   Amerada Hess Corp. notes 7 1/8s, 2033                                                     2,690,309
.........................................................................................................................
         1,050,000   Amerada Hess Corp. notes 5.9s, 2006                                                       1,123,180
.........................................................................................................................
           247,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                254,410
.........................................................................................................................
           730,000   Canadian Natural Resources, Ltd.
                     notes 7.2s, 2032 (Canada)                                                                   818,304
.........................................................................................................................
         1,070,000   Canadian Natural Resources, Ltd. sr.
                     notes 6.45s, 2033 (Canada)                                                                1,092,357
.........................................................................................................................
         1,960,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                               2,188,691
.........................................................................................................................
         1,730,000   Conoco Funding Co. company guaranty
                     5.45s, 2006                                                                               1,867,303
.........................................................................................................................
           605,000   Devon Financing Corp. ULC company
                     guaranty 7 7/8s, 2031                                                                       712,519
.........................................................................................................................
         1,490,000   Devon Financing Corp. ULC company
                     guaranty 6 7/8s, 2011                                                                     1,659,647
.........................................................................................................................
           360,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                               331,200
.........................................................................................................................
           177,000   Forest Oil Corp. sr. notes 8s, 2011                                                         186,735
.........................................................................................................................
           160,000   Forest Oil Corp. sr. notes 8s, 2008                                                         168,800
.........................................................................................................................
         3,205,000   Kerr-McGee Corp. company guaranty
                     6 7/8s, 2011                                                                              3,621,717
.........................................................................................................................
           570,000   Midamerican Energy Holdings Co. 144A
                     sr. notes 4 5/8s, 2007                                                                      565,014
.........................................................................................................................
           920,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                            925,768
.........................................................................................................................
           167,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                176,185
.........................................................................................................................
         4,310,000   Occidental Petroleum Corp. 144A
                     Structured Notes 6.019%, 2004 (issued
                     by STEERS Credit Trust 2001)                                                              4,482,400
.........................................................................................................................
         2,790,000   Phillips Petroleum Co. notes 8 3/4s, 2010                                                 3,491,476
.........................................................................................................................
           424,000   Pride Petroleum Svcs., Inc. sr. notes
                     9 3/8s, 2007                                                                                443,080
.........................................................................................................................
         1,390,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                              1,530,522
.........................................................................................................................
           645,000   Union Oil Co. of California company
                     guaranty 7 1/2s, 2029                                                                       732,370
.........................................................................................................................
           312,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                321,360
.........................................................................................................................
           331,000   Westport Resources Corp. 144A sr.
                     sub. notes 8 1/4s, 2011                                                                     347,550
.........................................................................................................................
           305,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     323,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,054,197
------------------------------------------------------------------------------------------------------------------------
Financial (8.7%)
.........................................................................................................................
         2,225,000   Ace INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                       2,516,631
.........................................................................................................................
         1,490,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                              1,514,338
.........................................................................................................................
         3,185,000   ASIF Global Financing 144A notes
                     3.85s, 2007                                                                               3,217,231
.........................................................................................................................
         1,750,000   Associates First Capital Corp. debs.
                     6.95s, 2018                                                                               1,982,972
.........................................................................................................................
         3,330,000   Associates First Capital Corp. sr.
                     notes 6 1/4s, 2008                                                                        3,670,869
.........................................................................................................................
         3,715,000   Bank United Corp. notes Ser. A, 8s,
                     2009                                                                                      4,301,974
.........................................................................................................................
         8,150,000   BankAmerica Corp. sr. notes 5 7/8s, 2009                                                  8,943,085
.........................................................................................................................
         2,090,000   Boston Properties, Inc. 144A notes
                     6 1/4s, 2013 (R)                                                                          2,122,186
.........................................................................................................................
           690,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                634,800
.........................................................................................................................
         1,575,000   CIT Group, Inc. sr. notes 7 3/4s, 2012                                                    1,746,396
.........................................................................................................................
         1,020,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                    1,042,848
.........................................................................................................................
         2,020,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                              2,141,386
.........................................................................................................................
           970,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                        1,053,315
.........................................................................................................................
           250,000   Citigroup, Inc. sub. notes 7 1/4s, 2010                                                     290,217
.........................................................................................................................
         3,000,000   Colonial Bank sub. notes 9 3/8s, 2011                                                     3,282,696
.........................................................................................................................
         1,190,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                             1,272,853
.........................................................................................................................
           350,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009                                                                          364,875
.........................................................................................................................
           985,000   EOP Operating LP sr. notes 7s, 2011                                                       1,076,466
.........................................................................................................................
         1,820,000   EOP Operating LP sr. notes 6 3/4s, 2008                                                   1,982,939
.........................................................................................................................
         1,450,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                              1,664,644
.........................................................................................................................
         1,890,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                2,281,706
.........................................................................................................................
         1,655,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                2,082,879
.........................................................................................................................
           750,000   General Electric Capital Corp. notes
                     Ser. A, 6 7/8s, 2010                                                                        851,643
.........................................................................................................................
           350,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                            377,886
.........................................................................................................................
         1,600,000   General Electric Capital Corp. notes
                     Ser. A, 4 5/8s, 2009                                                                      1,634,795
.........................................................................................................................
         2,215,000   General Electric Capital Corp. notes
                     Ser. A, 3.667s, 2006                                                                      2,240,694
.........................................................................................................................
         1,235,000   Golden West Financial Corp. notes
                     4 3/4s, 2012                                                                              1,246,908
.........................................................................................................................
         1,635,000   Goldman Sachs Group, Inc. notes
                     5 1/2s, 2014                                                                              1,648,359
.........................................................................................................................
           390,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                   457,824
.........................................................................................................................
         1,355,000   Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                              1,390,780
.........................................................................................................................
         1,240,000   HRPT Properties Trust notes
                     6 1/2s, 2013 (R)                                                                          1,264,614
.........................................................................................................................
         2,715,000   HSBC Holdings PLC sub. notes Ser. (a),
                     5 1/4s, 2012 (United Kingdom)                                                             2,791,509
.........................................................................................................................
            91,000   iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)                                             95,550
.........................................................................................................................
         2,240,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                    2,369,472
.........................................................................................................................
           680,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                                694,348
.........................................................................................................................
         1,865,000   Lehman Brothers Holdings, Inc. notes
                     6 5/8s, 2006                                                                              2,031,819
.........................................................................................................................
         3,275,000   Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                              2,463,380
.........................................................................................................................
         1,015,000   Liberty Property LP sr. notes 7 3/4s, 2009                                                1,160,717
.........................................................................................................................
           680,000   Liberty Property LP sr. notes 7 1/4s, 2011                                                  744,413
.........................................................................................................................
         2,060,000   Mack-Cali Realty, LP notes 7 3/4s, 2011 (R)                                               2,317,793
.........................................................................................................................
         2,000,000   Merita Bank, Ltd. sub. notes 6 1/2s,
                     2006 (Finland)                                                                            2,177,740
.........................................................................................................................
           730,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                        742,775
.........................................................................................................................
           730,000   Merrill Lynch & Company, Inc. notes
                     Ser. B, 4s, 2007                                                                            732,190
.........................................................................................................................
         1,300,000   National City Corp. sub. notes 7.2s, 2005                                                 1,430,213
.........................................................................................................................
         2,110,000   NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                              2,432,444
.........................................................................................................................
         2,105,000   Norwest Corp. med. term sr. notes
                     6 3/4s, 2027                                                                              2,290,627
.........................................................................................................................
         3,870,000   Principal Financial Group 144A notes
                     7.95s, 2004 (Australia)                                                                   4,173,679
.........................................................................................................................
         1,110,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                1,239,921
.........................................................................................................................
         2,695,000   Royal Bank of Scotland Group PLC FRN
                     7 3/8s, 2049 (United Kingdom)                                                             2,986,944
.........................................................................................................................
           563,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               626,338
.........................................................................................................................
           805,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                835,510
.........................................................................................................................
         1,495,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                             1,524,360
.........................................................................................................................
         2,115,000   TIG Capital Trust I 144A bonds
                     8.597s, 2027                                                                              1,015,200
.........................................................................................................................
            65,000   Vesta Insurance Group, Inc. 144A
                     company guaranty 8.525s, 2027                                                                39,000
.........................................................................................................................
           945,000   Wells Fargo Financial, Inc. notes
                     6 1/8s, 2006                                                                              1,040,211
.........................................................................................................................
           310,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                300,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                              98,557,662
------------------------------------------------------------------------------------------------------------------------
Health Care (0.3%)
.........................................................................................................................
           215,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                230,050
.........................................................................................................................
           290,000   AmerisourceBergen Corp. 144A sr.
                     notes 7 1/4s, 2012                                                                          297,975
.........................................................................................................................
           290,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                               290,000
.........................................................................................................................
           805,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            882,592
.........................................................................................................................
           715,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    614,900
.........................................................................................................................
           260,000   Integrated Health Svcs., Inc. sr. sub. notes
                     Ser. A, 9 1/4s, 2008 (In default) (NON)                                                       5,850
.........................................................................................................................
           640,000   Multicare Cos., Inc. sr. sub. notes
                     9s, 2007 (In default) (NON)                                                                  12,800
.........................................................................................................................
           670,000   Service Corp. International notes 6s, 2005                                                  629,800
.........................................................................................................................
           140,000   Ventas Realty LP/Capital Corp.
                     company guaranty 8 3/4s, 2009                                                               144,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,108,867
------------------------------------------------------------------------------------------------------------------------
Technology (0.2%)
.........................................................................................................................
           112,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                    103,040
.........................................................................................................................
           245,000   Flextronics International, Ltd. sr. sub.
                     notes Ser. B, 8 3/4s, 2007 (Singapore)                                                      252,350
.........................................................................................................................
           730,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                      782,918
.........................................................................................................................
           330,000   Seagate Technology Hdd Holdings 144A
                     sr. notes 8s, 2009                                                                          338,250
.........................................................................................................................
           490,000   Sequa Corp. sr. notes 9s, 2009                                                              470,400
.........................................................................................................................
           240,000   Solectron Corp. sr. notes 9 5/8s, 2009                                                      234,000
.........................................................................................................................
            95,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                          99,038
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,279,996
------------------------------------------------------------------------------------------------------------------------
Transportation (1.4%)
.........................................................................................................................
         2,785,000   Burlington Northern Santa Fe Corp.
                     notes 7 1/8s, 2010                                                                        3,213,344
.........................................................................................................................
         5,580,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                       4,995,415
.........................................................................................................................
         2,340,851   Continental Airlines, Inc. pass-through
                     certificates Ser. 981C, 6.541s, 2009                                                      1,620,208
.........................................................................................................................
         1,130,000   CSX Corp. notes 6 1/4s, 2008                                                              1,256,478
.........................................................................................................................
           530,000   CSX Corp. notes 4 7/8s, 2009                                                                539,115
.........................................................................................................................
           535,000   Delta Air Lines, Inc. notes 7.9s, 2009                                                      363,800
.........................................................................................................................
           399,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      327,180
.........................................................................................................................
         1,695,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                              1,970,329
.........................................................................................................................
           255,000   Teekay Shipping Corp. company
                     guaranty 8.32s, 2008 (Bahamas)                                                              261,694
.........................................................................................................................
         1,035,000   Union Pacific Corp. notes 7 3/8s, 2009                                                    1,216,395
.........................................................................................................................
           445,000   Union Pacific Corp. notes 6 5/8s, 2008                                                      502,742
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,266,700
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (2.5%)
.........................................................................................................................
         1,015,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                              1,044,394
.........................................................................................................................
         3,610,000   Arizona Public Service Co. sr. notes
                     6 3/4s, 2006                                                                              3,910,197
.........................................................................................................................
           190,000   Avista Corp. sr. notes 9 3/4s, 2008                                                         187,625
.........................................................................................................................
         1,065,000   Constellation Energy Group, Inc. sr.
                     notes 6 1/8s, 2009                                                                        1,105,090
.........................................................................................................................
         1,965,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                              1,979,476
.........................................................................................................................
         1,510,000   Dominion Resources, Inc. unsub. notes
                     5.7s, 2012                                                                                1,566,106
.........................................................................................................................
         2,300,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                              2,312,988
.........................................................................................................................
         1,555,000   Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                                1,621,050
.........................................................................................................................
           599,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011                                                                            275,540
.........................................................................................................................
         1,200,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               276,000
.........................................................................................................................
         1,745,000   National Rural Utility Coop Fin coll.
                     trust 6s, 2006                                                                            1,903,638
.........................................................................................................................
         1,135,000   Nisource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                     1,247,396
.........................................................................................................................
           770,000   Northern States Power Co. 144A
                     1st mtge. 8s, 2012                                                                          872,888
.........................................................................................................................
         1,008,000   Northwestern Corp. notes 8 3/4s, 2012                                                       725,760
.........................................................................................................................
         1,440,000   NRG Energy, Inc. sr. notes 6 3/4s, 2006
                     (In default) (NON)                                                                          374,400
.........................................................................................................................
         1,110,000   Pepco Holdings, Inc. 144A notes
                     5 1/2s, 2007                                                                              1,158,930
.........................................................................................................................
           620,000   Progress Energy, Inc. sr. notes 7.1s, 2011                                                  683,300
.........................................................................................................................
         1,940,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                               2,066,154
.........................................................................................................................
         2,860,000   PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                               3,012,185
.........................................................................................................................
           745,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  823,603
.........................................................................................................................
           263,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                263,000
.........................................................................................................................
           292,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                265,720
.........................................................................................................................
           442,000   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                    353,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,029,040
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $338,823,132)                                                                    $344,634,297
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (14.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Arc Net Interest Margin Trust
.........................................................................................................................
          $596,047     Ser. 02-5A, Class A, 7 3/4s, 2032                                                        $592,212
.........................................................................................................................
           620,172     Ser. 02-2, Class A, 7 3/4s, 2032                                                          619,139
.........................................................................................................................
                     Arc Net Interest Margin Trust 144A
.........................................................................................................................
           722,097     Ser. 02-1A, Class A, 7 3/4s, 2032                                                         721,974
.........................................................................................................................
           124,435     Ser. 01-6A, Class A, 7 1/4s, 2031                                                         123,989
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
         1,940,626     Ser. 95-MD4, Class A1, 7.1s, 2029                                                       2,132,566
.........................................................................................................................
           445,000     Ser. 96-MD6, Class A1B, 6.88s, 2026                                                       461,618
.........................................................................................................................
         1,478,171   Banc of America Commercial Mortgage,
                     Inc. Ser. 00-2, Class A1, 7.02s, 2009                                                     1,646,313
.........................................................................................................................
         1,000,429   Bear Stearns Commercial Mortgage
                     Securitization Corp. Ser. 99-WF2,
                     Class A1, 6.8s, 2008                                                                      1,098,752
.........................................................................................................................
           896,785   Chase Commercial Mortgage Securities
                     Corp. Ser. 98-1, Class A1, 6.34s, 2006                                                      942,045
.........................................................................................................................
         2,492,603   Chase Manhattan Bank-First Union
                     National Ser. 99-1, Class A1, 7.134s, 2007                                                2,754,716
.........................................................................................................................
         2,261,000   Commercial Mortgage Acceptance Corp.
                     Ser. 97-ML1, Class A3, 6.57s, 2007                                                        2,490,986
.........................................................................................................................
        40,871,493   Commercial Mortgage Asset Trust
                     Ser. 99-C1, Class X, Interest Only
                     (IO), 0.92s, 2020                                                                         2,343,725
.........................................................................................................................
                     Countrywide Home Loan
.........................................................................................................................
         2,431,312     Ser. 98-A12, Class A14, 8s, 2028                                                        2,495,649
.........................................................................................................................
         1,490,000     Ser. 98-3, Class A5, 6 3/4s, 2028                                                       1,520,031
.........................................................................................................................
         2,060,000   Countrywide Mortgage Backed Securities,
                     Inc. Ser. 93-C, Class A8, 6 1/2s, 2024                                                    2,114,460
.........................................................................................................................
           115,000   Criimi Mae Commercial Mortgage Trust
                     Ser. 98-C1, Class A2, 7s, 2011                                                              125,350
.........................................................................................................................
                     CS First Boston Mortgage Securities Corp.
.........................................................................................................................
         3,725,000     Ser. 98-C1, Class A1B, 6.48s, 2008                                                      4,175,718
.........................................................................................................................
         1,846,978     Ser. 01-CK3, Class A1, 5.26s, 2006                                                      1,919,703
.........................................................................................................................
           335,497     Ser. 01-CKN5, Class A1, 3.801s, 2006                                                      342,207
.........................................................................................................................
         5,690,033   DLJ Commercial Mortgage Corp.
                     Ser. 00-CKP1, Class A1A, 6.93s, 2009                                                      6,302,843
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
         4,360,783     Ser. 02-36, Class SJ, 16.675s, 2029                                                     4,880,893
.........................................................................................................................
             1,352     Ser. 92-15, Class L, IO, 10.376s, 2022                                                     22,113
.........................................................................................................................
         6,508,033     Ser. 02-W4, Class A5, 7 1/2s, 2042                                                      7,077,017
.........................................................................................................................
         3,208,488     Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     3,489,000
.........................................................................................................................
         2,234,729     Ser. 01-T12, Class A2, 7 1/2s, 2041                                                     2,430,106
.........................................................................................................................
         5,002,104     Ser. 01-T8, Class A1, 7 1/2s, 2041                                                      5,439,428
.........................................................................................................................
         3,645,592     Ser. 01-T7, Class A1, 7 1/2s, 2041                                                      3,964,319
.........................................................................................................................
         2,693,190     Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      2,928,650
.........................................................................................................................
         7,241,924     Ser. 01-T4, Class A1, 7 1/2s, 2028                                                      7,875,071
.........................................................................................................................
         1,476,070     Ser. 02-T18, Class A3, 7s, 2042                                                         1,587,044
.........................................................................................................................
        14,157,783     Ser. 02-T16, Class A2, 7s, 2042                                                        15,222,193
.........................................................................................................................
         9,448,339     Ser. 02-36, Class QH, IO, 6.63s, 2029                                                     635,521
.........................................................................................................................
         1,746,110     Ser. 02-27, Class SQ, IO, 6.58s, 2032                                                      76,392
.........................................................................................................................
        48,715,899     Ser. 01-T12, Class IO, 0.573s, 2041                                                       867,776
.........................................................................................................................
        36,266,172     Ser. 02-T1, IO, 0.427s, 2031                                                              481,651
.........................................................................................................................
            99,784     Ser. 02-W4, Principal Only (PO),
                       zero %, 2042                                                                               72,343
.........................................................................................................................
           804,974     Ser. 01-T4, PO, zero %, 2041                                                              583,606
.........................................................................................................................
           268,820     Ser. 01-T7, PO, zero %, 2041                                                              194,895
.........................................................................................................................
           155,140     Ser. 01-T3, PO, zero %, 2040                                                              112,477
.........................................................................................................................
            53,978     Ser. 01-T1, PO, zero %, 2040                                                               39,134
.........................................................................................................................
            86,391     Ser. 02-T4, PO, zero %, 2031                                                               62,633
.........................................................................................................................
           221,456     Ser. 02-T1, PO, zero %, 2031                                                              160,555
.........................................................................................................................
            67,095     Ser. 02-T6, PO, zero %, 2031                                                               48,644
.........................................................................................................................
            32,357     Ser. 01-T12, PO, zero %, 2031                                                              23,458
.........................................................................................................................
           222,207     Ser. 00-T6, PO, zero %, 2030                                                              161,100
.........................................................................................................................
            79,491     Ser. 02-W7, PO, zero %, 2029                                                               57,631
.........................................................................................................................
           105,023     Ser. 02-W3, PO, zero %, 2028                                                               76,141
.........................................................................................................................
         7,660,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          8,777,881
.........................................................................................................................
         4,200,000   FHA/VA Ser. JAN2003, 7 1/2s, 2042                                                         4,567,198
.........................................................................................................................
           419,928   First Union National Bank Commercial
                     Mortgage Ser. 00-C1, Class A1,
                     7.739s, 2032                                                                                473,600
.........................................................................................................................
                     First Union-Lehman Brothers
                     Commercial Mortgage Trust II
.........................................................................................................................
         3,350,000     Ser. 97-C1, Class A3, 7.38s, 2029                                                       3,815,859
.........................................................................................................................
         1,098,323     Ser. 97-C1, Class A2, 7.3s, 2029                                                        1,156,156
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
           909,378     Ser. 2355, Class WI, IO, 6.5s, 2026                                                        23,653
.........................................................................................................................
         7,210,344     Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                     238,843
.........................................................................................................................
           440,175   G-Force FRB Ser. 01-1A, Class A,
                     2.02s, 2033                                                                                 440,107
.........................................................................................................................
         2,400,000   GE Capital Mortgage Services, Inc.
                     Ser. 98-11, Class 2A4, 6 3/4s, 2028                                                       2,475,812
.........................................................................................................................
         2,782,933   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 3.67s, 2014                                                                     2,781,519
.........................................................................................................................
         3,711,000   GMAC Commercial Mortgage Securities,
                     Inc. Ser. 97-C2, Class A2, 6.55s, 2007                                                    3,970,770
.........................................................................................................................
         2,356,323   Government National Mortgage
                     Association Ser. 98-2, Class EA, PO,
                     zero %, 2028                                                                              2,124,374
.........................................................................................................................
         2,820,000   GS Mortgage Securities Corp. II
                     Ser. 01-LIB, Class A2, 6.615s, 2016                                                       3,074,282
.........................................................................................................................
         3,950,506   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                   4,339,384
.........................................................................................................................
           459,826   LB Commercial Conduit Mortgage Trust
                     Ser. 98-C4, Class A1A, 5.87s, 2006                                                          485,332
.........................................................................................................................
                     LB-UBS Commercial Mortgage Trust
.........................................................................................................................
         5,058,097     Ser. 00-C3, Class A1, 7.95s, 2009                                                       5,743,616
.........................................................................................................................
         3,929,796     Ser. 00-C4, Class A1, 7.18s, 2009                                                       4,415,299
.........................................................................................................................
         3,420,835   Merit Securities Corp. Ser. 11PA,
                     Class 3A1, FRB, 2.04s, 2027                                                               3,408,007
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
           165,000     Ser. 96-C2, Class A3, 6.96s, 2028                                                         181,062
.........................................................................................................................
           433,252     Ser. 98-C2, Class A1, 6.22s, 2030                                                         447,942
.........................................................................................................................
                     Morgan Stanley Capital I
.........................................................................................................................
        10,000,000     Ser. WF2, Class B, 6.63s, 2008                                                         11,257,813
.........................................................................................................................
         2,658,085     Ser. 98-CF1, Class A1, 6.33s, 2007                                                      2,806,876
.........................................................................................................................
           831,821   Morgan Stanley Dean Witter Capital I
                     Ser. 00-LIF2, Class A1, 6.96s, 2008                                                         932,029
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
.........................................................................................................................
           515,147     FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                      515,147
.........................................................................................................................
           367,570     FRB Ser. 01-XLF, Class E, 2.91s, 2013                                                     367,570
.........................................................................................................................
           692,000   Starwood Asset Receivables Trust
                     Ser. 02-1A, Class F, FRN, 2.755s, 2020                                                      691,135
.........................................................................................................................
         3,972,558   TIAA Retail Commercial Mortgage Trust
                     Ser. 1999-1, Class A, 7.17s, 2032                                                         4,380,540
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations (cost $161,751,562)                                                        $167,385,593
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (9.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,327,000   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                         $1,489,849
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
        16,781,384     Ser. 01-BC6, Class A, IO, 6s, 2004                                                        927,876
.........................................................................................................................
         9,392,727     Ser. 02-BC1, Class A, IO, 6s, 2005                                                        560,107
.........................................................................................................................
         1,045,000     Ser. 02-BC1, Class M2, FRN, 2.52s, 2032                                                 1,004,751
.........................................................................................................................
         8,896,000     Ser. 02-BC10, Class A, IO, 6s, 2033                                                       665,270
.........................................................................................................................
        16,785,000     Ser. 02-BC3, Class A, IO, 6s, 2005                                                      1,240,462
.........................................................................................................................
         1,162,799     Ser. 02-BC3N, Class B2, 7s, 2032                                                        1,151,787
.........................................................................................................................
        20,367,000     Ser. 02-BC5, Class A, IO, 6s, 2004                                                      1,142,242
.........................................................................................................................
        16,445,000     Ser. 02-BC6, Class A, IO, 6s, 2004                                                      1,001,007
.........................................................................................................................
         1,300,000     Ser. 02-BC6, Class M2, FRN, 2.62s, 2032                                                 1,248,203
.........................................................................................................................
        21,800,000     Ser. 02-BC7, Class A, IO, 6s, 2004                                                      1,430,930
.........................................................................................................................
        34,700,000     Ser. 02-BC8, Class A, IO, 6s, 2004                                                      2,442,602
.........................................................................................................................
         9,802,000     Ser. 02-BC9, Class A, IO, 6s, 2004                                                        736,405
.........................................................................................................................
           798,109   AQ Finance NIM Trust notes Ser. 02-1,
                     Class Note, 9 1/2s, 2032                                                                    795,865
.........................................................................................................................
         1,297,000   Asset Backed Funding Certificates FRN
                     Ser. 02-OPT1, Class M3, 2.82s, 2012                                                       1,248,970
.........................................................................................................................
                     Asset Backed Funding Corp. NIM Trust
.........................................................................................................................
           529,935     Ser. 02-WF1, 9.32s, 2032                                                                  524,636
.........................................................................................................................
         1,009,333     Ser. 02-NC1, Class N1, 8.84s, 2032                                                      1,006,494
.........................................................................................................................
        26,679,000   Asset Backed Securities Corp.
                     Ser. 03-HE1, Class A, IO, 5s, 2033                                                        2,213,610
.........................................................................................................................
         2,132,000   Asset Backed Securities Corp. Home
                     Equity Loan Trust Ser. 02-HE2, Class M2,
                     FRN, 2.55s, 2032                                                                          2,017,699
.........................................................................................................................
        17,114,000   Asset Backed Securities Corp. Home
                     Equity Loan Trust, Ser. 02-HE1, Class A,
                     IO, 5.05s, 2032                                                                           1,039,932
.........................................................................................................................
         2,847,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.38s, 2009                                                         2,824,759
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         1,550,000     Ser. 02-CA, Class A, IO, 10 1/2s, 2004                                                    152,336
.........................................................................................................................
         1,475,572     Ser. 01-DA, Class M3, FRN, 2.82s, 2031                                                  1,452,056
.........................................................................................................................
        94,972,711   Bayview Financial Acquisition Trust 144A
                     Ser. 02-XA, Class A, IO, 1.323s, 2005                                                     1,261,356
.........................................................................................................................
                     Chase Funding Net Interest Margin
.........................................................................................................................
           433,850     Ser. 02-1, Class Note, 8 1/2s, 2035                                                       430,986
.........................................................................................................................
           950,556     Ser. 02-2, 8 1/2s, 2032                                                                   950,556
.........................................................................................................................
           309,937     Ser. 02-C1, Class Note, 8 1/2s, 2035                                                      307,891
.........................................................................................................................
           538,078   Chase Funding Net Interest Margin 144A
                     Ser. 02-3, Class Note, 8 1/2s, 2035                                                         538,078
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
         6,280,000     Ser. 00-4, Class A6, 8.31s, 2032                                                        5,788,163
.........................................................................................................................
         3,455,000     Ser. 01-04, Class A4, 7.36s, 2019                                                       3,167,751
.........................................................................................................................
         1,850,000     Ser. 01-3, Class A4, 6.91s, 2033                                                        1,646,123
.........................................................................................................................
         1,590,000     Ser. 01-4, Class B1, 9.4s, 2010                                                           763,200
.........................................................................................................................
         5,451,669     Ser. 02-1, Class A, 6.681s, 2032                                                        5,327,714
.........................................................................................................................
         1,750,000     Ser. 02-1, Class M2, 9.546s, 2033                                                       1,347,500
.........................................................................................................................
         4,366,852     Ser. 02-2, Class A, IO, 8.5s, 2010                                                      1,434,703
.........................................................................................................................
        15,588,442   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class AP,
                     IO, 5s, 2025                                                                                979,812
.........................................................................................................................
         1,226,000   Consumer Credit Reference IDX Securities
                     Ser. 02-1A, Class A, FRB, 3.4s, 2007                                                      1,201,863
.........................................................................................................................
         5,358,506   First Franklin Mortgage Loan Asset
                     Backed Certificates Ser. 02-FF3,
                     Class A, IO, 6s, 2004                                                                       348,099
.........................................................................................................................
         1,588,220   First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                     1,603,660
.........................................................................................................................
        15,900,000   First USA Credit Card Master Trust
                     Ser. 98-5, Class A, 1.52s, 2006                                                          15,901,504
.........................................................................................................................
         6,610,000   Green Tree Financial Corp. Ser. 99-5,
                     Class A5, 7.86s, 2031                                                                     6,067,808
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
        $2,380,000     Ser. 02-1, Class M2, 3.24s, 2032                                                        2,280,883
.........................................................................................................................
         1,122,244     Ser. 02-1N, Class A, 8s, 2032                                                           1,094,188
.........................................................................................................................
         1,349,000     FRN Ser. 02-2, Class M2, 2.77s, 2032                                                    1,286,533
.........................................................................................................................
         2,075,000   LNR CDO, Ltd. Ser. 02-1A, Class FFL,
                     4.589s, 2037                                                                              1,888,250
.........................................................................................................................
                     Madison Avenue Manufactured Housing
                     Contract
.........................................................................................................................
         1,626,445     Ser. 02-A, Class B1, FRN, 5.159s, 2032                                                  1,138,512
.........................................................................................................................
       112,125,976     Ser. 02-A, IO, 0.148s, 2032                                                             1,331,496
.........................................................................................................................
         2,046,213   Marriot Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 2.12s, 2010                                                     2,046,213
.........................................................................................................................
           941,632   Mid-State Trust Ser. 10, Class B,
                     7.54s, 2036                                                                                 861,299
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
           163,000     Ser. 01-AM1, Class M2, FRN, 2.82s, 2032                                                   158,619
.........................................................................................................................
           620,000     Ser. 01-NC3, Class B1, FRN 3.87s, 2031                                                    571,466
.........................................................................................................................
         2,565,000     Ser. 01-NC4, Class B1, FRN, 3.92s, 2032                                                 2,361,002
.........................................................................................................................
           790,000     Ser. 02-AM2, Class B1, FRN, 3.67s, 2032                                                   715,938
.........................................................................................................................
         1,325,000     Ser. 02-NC3, Class M2, FRN, 2.72s, 2032                                                 1,260,870
.........................................................................................................................
         2,265,000     FRN Ser. 02-HE1, Class B1, 3.22s, 2013                                                  2,079,553
.........................................................................................................................
           904,797   Morgan Stanley Dean Witter Capital I
                     144A Ser. 01-NC4N, Class Note,
                     8 1/2s, 2032                                                                                904,797
.........................................................................................................................
           663,223   NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                    659,907
.........................................................................................................................
         1,197,415   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                       1,197,041
.........................................................................................................................
         1,001,253   Option One Mortgage Securities Corp.
                     144A Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                    997,023
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
         1,001,734     Ser. 02-1A, Class A3FL, 4.839s, 2012                                                      997,977
.........................................................................................................................
         1,571,184     Ser. 02-1A, Class A4FL, 7.339s, 2012                                                    1,565,292
.........................................................................................................................
         8,497,110   Residential Asset Securities Corp.
                     Ser. 02-KS6, Class A, IO, 4.5s, 2005                                                        358,472
.........................................................................................................................
        12,110,000   Structured Asset Securities Corp.
                     Ser. 02-BC1, Class A, IO, 6s, 2004                                                          909,800
.........................................................................................................................
         1,350,291   Xerox Equipment Lease Owner Trust
                     144A FRB Ser. 01-1, Class A, 3.42s, 2008                                                  1,350,291
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $111,589,541)                                                                    $105,400,037
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (--%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             8,501   Aurora Foods, Inc. (NON)                                                                     $6,631
.........................................................................................................................
           698,140   Contifinancial Corp. Liquidating
                     Trust Units                                                                                  15,708
.........................................................................................................................
             1,658   Genesis Health Ventures, Inc. (NON)                                                          25,616
.........................................................................................................................
            10,601   Pioneer Cos., Inc. (NON)                                                                     18,552
.........................................................................................................................
            53,517   Safety Components International, Inc. (NON)                                                 307,722
.........................................................................................................................
               166   Sun Healthcare Group, Inc. (NON)                                                                231
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $1,921,125)                                                                          $374,460
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
               140   Birch Telecommunications,
                     Inc. 144A                                                                   6/15/08              $1
.........................................................................................................................
               416   Sun Healthcare Group, Inc.                                                  2/28/05               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $700)                                                                                      $2
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (19.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $675,000   U.S. Treasury Bill zero %,
                     January 23, 2003 (SEG)                                                                     $674,515
.........................................................................................................................
       215,773,346   Short term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                   215,773,346
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $216,447,861)                                                                    $216,447,861
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,337,437,654)                                                                $1,351,165,435
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                                              Face  Expiration   Appreciation/
                         Market Value        Value        Date  (Depreciation)
...............................................................................
U.S. Treasury Bond
(Long)                     $6,085,125   $5,882,695      Mar-03       $202,430
...............................................................................
U.S. Treasury Note
5 yr (Long)                21,857,250   21,506,905      Mar-03        350,345
...............................................................................
U.S. Treasury Note
10 yr (Short)              57,638,484   55,610,461      Mar-03     (2,028,023)
------------------------------------------------------------------------------
                                                                  $(1,475,248)
------------------------------------------------------------------------------

TBA Sales Commitments at December 31, 2002
(proceeds receivable $38,431,005)
------------------------------------------------------------------------------
                                         Principal  Settlement         Market
Agency                                      Amount        Date          Value
...............................................................................
FNMA 6s, January 1, 2033               $37,400,000     1/14/03    $38,650,581
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2002
(premium received $1,014,485)
------------------------------------------------------------------------------
                                                                       Market
Notional Amount                                                         Value
...............................................................................
$6,000,000  Agreement with JPMorgan Chase Bank effective
            May 16, 2002, maturing on May 15, 2007,
            to receive a premium equal to 12.53% times
            the notional amount. For each credit default
            event related to one of the issues within the
            HYDI BB  7.55%, 5/15/07 Bond Index, the fund
            makes a payment of the proportional notional
            amount times the difference between the par
            value and the then-market value of the
            defaulted issue.                                       $1,146,600
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International Growth Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Australia (2.7%)
.........................................................................................................................
           853,212   BHP Billiton, Ltd.                                                                       $4,875,637
.........................................................................................................................
           533,357   Brambles Industries, Ltd.                                                                 1,411,316
.........................................................................................................................
           401,940   News Corp., Ltd. (The) ADR                                                               10,550,925
.........................................................................................................................
           152,794   Rio Tinto, Ltd.                                                                           2,920,482
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,758,360
------------------------------------------------------------------------------------------------------------------------
Bermuda (1.2%)
.........................................................................................................................
           105,700   ACE, Ltd.                                                                                 3,101,238
.........................................................................................................................
            76,000   XL Capital, Ltd. Class A                                                                  5,871,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,972,238
------------------------------------------------------------------------------------------------------------------------
Brazil (1.6%)
.........................................................................................................................
           163,488   Companhia de Bebidas das Americas
                     (AmBev) ADR                                                                               2,543,873
.........................................................................................................................
            83,100   Companhia Vale do Rio Doce
                     (CVRD) ADR                                                                                2,402,421
.........................................................................................................................
            66,900   Companhia Vale do Rio Doce
                     (CVRD) SP ADR                                                                             1,839,750
.........................................................................................................................
           325,285   Petroleo Brasileiro SA ADR                                                                4,859,758
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,645,802
------------------------------------------------------------------------------------------------------------------------
Canada (1.6%)
.........................................................................................................................
           305,900   Abitibi-Consolidated, Inc.                                                                2,348,906
.........................................................................................................................
            95,100   Canadian National Railway Co.                                                             3,929,339
.........................................................................................................................
           126,500   National Bank of Canada                                                                   2,586,535
.........................................................................................................................
           199,624   Suncor Energy, Inc.                                                                       3,121,297
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,986,077
------------------------------------------------------------------------------------------------------------------------
Denmark (1.0%)
.........................................................................................................................
           459,651   Danske Bank A/S                                                                           7,598,933
------------------------------------------------------------------------------------------------------------------------
Finland (1.8%)
.........................................................................................................................
           794,149   Nokia OYJ                                                                                12,624,503
.........................................................................................................................
            61,798   TietoEnator OYJ                                                                             842,980
.........................................................................................................................
             9,583   TietoEnator OYJ 144A                                                                        130,721
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,598,204
------------------------------------------------------------------------------------------------------------------------
France (13.5%)
.........................................................................................................................
           126,444   Accor SA                                                                                  3,829,078
.........................................................................................................................
           187,930   BNP Paribas SA                                                                            7,657,080
.........................................................................................................................
           250,154   Bouygues SA                                                                               6,987,393
.........................................................................................................................
            95,240   Compagnie de Saint Gobain                                                                 2,794,192
.........................................................................................................................
           301,248   Havas Advertising SA                                                                      1,169,568
.........................................................................................................................
            74,391   Lafarge                                                                                   5,604,599
.........................................................................................................................
            45,504   Peugeot SA                                                                                1,855,462
.........................................................................................................................
           308,347   Sanofi-Synthelabo SA                                                                     18,846,701
.........................................................................................................................
            88,180   Societe Generale                                                                          5,135,264
.........................................................................................................................
           145,295   Societe Television Francaise I                                                            3,881,582
.........................................................................................................................
           240,557   TotalFinaElf SA Class B                                                                  34,353,880
.........................................................................................................................
           328,760   Vivendi Environnement                                                                     7,665,186
------------------------------------------------------------------------------------------------------------------------
                                                                                                              99,779,985
------------------------------------------------------------------------------------------------------------------------
Germany (3.2%)
.........................................................................................................................
           240,552   BASF AG                                                                                   9,061,563
.........................................................................................................................
           181,091   Bayerische Motoren Werke (BMW) AG                                                         5,501,044
.........................................................................................................................
           300,739   Deutsche Post AG                                                                          3,158,810
.........................................................................................................................
            41,891   Deutsche Post AG 144A                                                                       440,002
.........................................................................................................................
            38,249   Muenchener Rueckversicherungs-
                     Gesellschaft AG                                                                           4,571,340
.........................................................................................................................
            13,800   SAP AG                                                                                    1,081,681
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,814,440
------------------------------------------------------------------------------------------------------------------------
Hong Kong (1.2%)
.........................................................................................................................
           752,100   Cheung Kong Holdings, Ltd.                                                                4,894,663
.........................................................................................................................
         1,104,000   Hong Kong Electric Holdings, Ltd.                                                         4,176,402
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,071,065
------------------------------------------------------------------------------------------------------------------------
Ireland (1.5%)
.........................................................................................................................
           450,052   Allied Irish Banks PLC                                                                    6,073,001
.........................................................................................................................
           369,124   CRH PLC                                                                                   4,551,031
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,624,032
------------------------------------------------------------------------------------------------------------------------
Israel (0.3%)
.........................................................................................................................
            65,600   Teva Pharmaceutical Industries, Ltd. ADR                                                  2,532,816
------------------------------------------------------------------------------------------------------------------------
Italy (1.7%)
.........................................................................................................................
            60,900   ENI SpA                                                                                     968,121
.........................................................................................................................
           660,400   Mediaset SpA                                                                              5,030,873
.........................................................................................................................
         1,006,250   Telecom Italia Mobile SpA                                                                 4,592,983
.........................................................................................................................
           381,900   Telecom Italia SpA-RNC                                                                    1,927,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,519,477
------------------------------------------------------------------------------------------------------------------------
Japan (15.7%)
.........................................................................................................................
            50,340   Acom Co., Ltd.                                                                            1,654,665
.........................................................................................................................
            21,500   Acom Co., Ltd. 144A                                                                         706,700
.........................................................................................................................
           346,000   Canon, Inc.                                                                              13,035,145
.........................................................................................................................
               515   East Japan Railway Co.                                                                    2,556,553
.........................................................................................................................
           181,000   Fuji Photo Film Cos., Ltd.                                                                5,903,666
.........................................................................................................................
           149,300   Honda Motor Co., Ltd.                                                                     5,524,037
.........................................................................................................................
                90   Japan Tobacco, Inc.                                                                         602,276
.........................................................................................................................
           257,000   KAO Corp.                                                                                 5,642,520
.........................................................................................................................
               505   Millea Holdings, Inc.                                                                     3,634,808
.........................................................................................................................
           268,000   Mitsui Sumitomo Insurance Co., Ltd.                                                       1,233,274
.........................................................................................................................
           570,000   Nikko Securities Co., Ltd.                                                                1,921,618
.........................................................................................................................
            42,400   Nintendo Co., Ltd.                                                                        3,963,051
.........................................................................................................................
             7,450   Nippon Television Network Corp.                                                           1,111,378
.........................................................................................................................
             9,457   NTT DoCoMo, Inc.                                                                         17,455,398
.........................................................................................................................
               725   NTT DoCoMo, Inc. 144A                                                                     1,338,180
.........................................................................................................................
           268,000   Olympus Optical Co., Ltd.                                                                 4,368,411
.........................................................................................................................
               100   OMRON Corp.                                                                                   1,475
.........................................................................................................................
            44,700   Orix Corp.                                                                                2,882,048
.........................................................................................................................
            25,900   Rohm Co., Ltd.                                                                            3,298,348
.........................................................................................................................
               200   Sankyo Co., Ltd.                                                                              2,510
.........................................................................................................................
            82,000   SECOM Co., Ltd.                                                                           2,812,811
.........................................................................................................................
           113,800   Sony Corp.                                                                                4,757,252
.........................................................................................................................
            52,000   Takeda Chemical Industries, Ltd.                                                          2,173,788
.........................................................................................................................
         1,754,000   Tokyo Gas Co., Ltd.                                                                       5,499,267
.........................................................................................................................
           209,000   Toppan Printing Co., Ltd.                                                                 1,573,005
.........................................................................................................................
           699,500   Toyota Motor Corp.                                                                       18,806,616
.........................................................................................................................
                16   Yahoo Japan Corp. (NON)                                                                     199,579
.........................................................................................................................
             8,600   Yamada Denki Co., Ltd.                                                                      181,568
.........................................................................................................................
           100,400   Yamanouchi Pharmaceutical Co., Ltd.                                                       2,910,881
------------------------------------------------------------------------------------------------------------------------
                                                                                                             115,750,828
------------------------------------------------------------------------------------------------------------------------
Mexico (1.9%)
.........................................................................................................................
           175,030   Cemex SA de CV ADR                                                                        3,764,895
.........................................................................................................................
            81,100   Fomento Economico Mexicano SA
                     de CV ADR                                                                                 2,953,662
.........................................................................................................................
           238,397   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L                                                                               7,623,936
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,342,493
------------------------------------------------------------------------------------------------------------------------
Netherlands (4.4%)
.........................................................................................................................
           137,919   Akzo-Nobel NV                                                                             4,374,837
.........................................................................................................................
            78,006   Gucci Group NV ADR                                                                        7,145,350
.........................................................................................................................
           902,320   ING Groep NV                                                                             15,281,423
.........................................................................................................................
           124,774   Koninklijke (Royal) Philips
                     Electronics NV                                                                            2,186,453
.........................................................................................................................
            87,900   Reed Elsevier NV                                                                          1,074,520
.........................................................................................................................
           168,219   TPG NV                                                                                    2,727,113
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,789,696
------------------------------------------------------------------------------------------------------------------------
New Zealand (0.1%)
.........................................................................................................................
           344,526   Telecom Corp. of New Zealand, Ltd. 144A                                                     816,248
------------------------------------------------------------------------------------------------------------------------
Portugal (0.5%)
.........................................................................................................................
           514,921   Portugal Telecom SGPS SA                                                                  3,539,008
------------------------------------------------------------------------------------------------------------------------
Singapore (1.5%)
.........................................................................................................................
           335,366   DBS Group Holdings, Ltd.                                                                  2,127,466
.........................................................................................................................
            19,746   Haw Par Corp., Ltd.                                                                          37,123
.........................................................................................................................
           555,345   Overseas-Chinese Banking Corp.                                                            3,090,588
.........................................................................................................................
           226,000   Singapore Press Holdings, Ltd.                                                            2,372,088
.........................................................................................................................
           483,000   United Overseas Bank, Ltd.                                                                3,286,851
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,914,116
------------------------------------------------------------------------------------------------------------------------
South Korea (6.9%)
.........................................................................................................................
            12,731   Kookmin Bank                                                                                450,921
.........................................................................................................................
            24,900   Kookmin Bank ADR                                                                            880,215
.........................................................................................................................
           387,550   Korea Electric Power Corp.                                                                5,964,570
.........................................................................................................................
           116,200   Korea Tobacco & Ginseng Corp. (KT & G)                                                      772,730
.........................................................................................................................
           106,370   Korea Tobacco & Ginseng Corp. (KT & G)
                     144A GDR                                                                                    707,361
.........................................................................................................................
            16,940   KT Corp.                                                                                    724,286
.........................................................................................................................
           475,894   KT Corp. ADR                                                                             10,255,516
.........................................................................................................................
            12,680   Pohang Iron & Steel Co., Ltd.                                                             1,261,798
.........................................................................................................................
            80,060   POSCO ADR                                                                                 1,979,884
.........................................................................................................................
            83,017   Samsung Electronics Co., Ltd.                                                            21,982,913
.........................................................................................................................
            12,780   SK Telecom Co., Ltd.                                                                      2,468,055
.........................................................................................................................
           149,835   SK Telecom Co., Ltd. ADR                                                                  3,198,977
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,647,226
------------------------------------------------------------------------------------------------------------------------
Spain (2.1%)
.........................................................................................................................
           160,597   Altadis SA                                                                                3,663,504
.........................................................................................................................
           409,696   Iberdrola SA                                                                              5,739,085
.........................................................................................................................
           681,051   Telefonica SA                                                                             6,095,767
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,498,356
------------------------------------------------------------------------------------------------------------------------
Sweden (2.2%)
.........................................................................................................................
           802,258   Investor AB Class B                                                                       4,791,525
.........................................................................................................................
           146,255   Sandvik AB                                                                                3,267,283
.........................................................................................................................
           277,575   Svenska Handelsbanken AB Class A                                                          3,698,237
.........................................................................................................................
         6,621,464   Telefonaktiebolaget LM Ericsson AB
                     Class B                                                                                   4,639,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,396,215
------------------------------------------------------------------------------------------------------------------------
Switzerland (9.8%)
.........................................................................................................................
            80,218   Ciba Specialty Chemicals AG                                                               5,594,310
.........................................................................................................................
           167,881   Cie Financier Richemont AG                                                                3,133,422
.........................................................................................................................
            27,706   Holcim, Ltd. Class B                                                                      5,030,895
.........................................................................................................................
            10,744   Julius Baer Holdings, Ltd. AG Class B                                                     2,331,766
.........................................................................................................................
           112,504   Nestle SA                                                                                23,846,974
.........................................................................................................................
           523,409   Novartis AG                                                                              19,102,933
.........................................................................................................................
            63,888   Swatch Group AG (The)                                                                     1,081,516
.........................................................................................................................
            32,380   Swatch Group AG (The) Class B                                                             2,693,844
.........................................................................................................................
             2,590   Synthes-Stratec, Inc.                                                                     1,588,888
.........................................................................................................................
           168,256   UBS AG                                                                                    8,179,703
------------------------------------------------------------------------------------------------------------------------
                                                                                                              72,584,251
------------------------------------------------------------------------------------------------------------------------
United Kingdom (22.2%)
.........................................................................................................................
           618,746   AstraZeneca PLC                                                                          22,112,472
.........................................................................................................................
           448,401   BAE Systems PLC                                                                             895,077
.........................................................................................................................
           215,614   Barclays PLC                                                                              1,336,317
.........................................................................................................................
           479,125   BAT Industries PLC                                                                        4,785,888
.........................................................................................................................
           613,388   BHP Billiton PLC                                                                          3,275,806
.........................................................................................................................
           762,225   Brambles Industries PLC                                                                   1,865,085
.........................................................................................................................
           458,081   Cadbury Schweppes PLC                                                                     2,853,811
.........................................................................................................................
           400,900   Carlton Communications PLC                                                                  866,408
.........................................................................................................................
           606,513   Diageo PLC                                                                                6,590,461
.........................................................................................................................
           569,500   Dixons Group PLC                                                                          1,329,333
.........................................................................................................................
           698,344   GlaxoSmithKline PLC                                                                      13,400,395
.........................................................................................................................
           935,309   Hilton Group PLC                                                                          2,514,453
.........................................................................................................................
           933,814   HSBC Holdings PLC (London
                     Stock Exchange)                                                                          10,319,837
.........................................................................................................................
           229,000   HSBC Holdings PLC (Hong Kong
                     Stock Exchange)                                                                           2,503,462
.........................................................................................................................
           294,925   Reckitt Benckiser PLC                                                                     5,720,982
.........................................................................................................................
           385,748   Reed International PLC                                                                    3,303,598
.........................................................................................................................
            89,905   Rio Tinto PLC                                                                             1,794,640
.........................................................................................................................
           122,630   Royal Bank of Scotland Group PLC                                                          2,937,457
.........................................................................................................................
           676,788   SABMiller PLC                                                                             4,810,113
.........................................................................................................................
           155,900   SABMiller PLC 144A                                                                        1,108,023
.........................................................................................................................
         1,131,088   Scottish and Southern Energy PLC                                                          6,600,492
.........................................................................................................................
         3,293,845   Shell Transport & Trading Co. PLC                                                        21,686,946
.........................................................................................................................
         2,577,303   Tesco PLC                                                                                 8,048,948
.........................................................................................................................
        14,630,416   Vodafone Group PLC                                                                       26,672,689
.........................................................................................................................
           923,946   WPP Group PLC                                                                             7,057,561
------------------------------------------------------------------------------------------------------------------------
                                                                                                             164,390,254
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $833,538,654)                                                                    $729,570,120
------------------------------------------------------------------------------------------------------------------------
UNITS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units      Value
.........................................................................................................................
             8,408   Infosys Technologies, Ltd. 144A
                     Structured Warrants (issued by
                     UBS AG) expiration 4/11/03                                                                 $837,491
.........................................................................................................................
             2,510   Nippon Television Network Corp. 144A
                     Structured Warrants (issued by Lehman
                     Brothers Finance S.A.) expiration 9/06/03                                                   374,438
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $1,143,274)                                                                        $1,211,929
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
           123,157   Telecomasia Corp. (Rights)                                                   4/3/08              $1
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $8,384,069   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19,2003 (d)                                                                     $8,384,069
.........................................................................................................................
        15,103,831   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                            15,099,028
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $23,483,097)                                                                      $23,483,097
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $858,165,025)                                                                    $754,265,147
------------------------------------------------------------------------------------------------------------------------
The fund had the following industry group concentrations greater than 10%
at December 31, 2002 (as a percentage of net assets):

Telecommunications                                                                                                  13.9%
Pharmaceuticals                                                                                                     11.3
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International Growth and Income Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Airlines (1.5%)
.........................................................................................................................
           254,800   Deutsche Lufthansa AG (Germany) (NON)                                                    $2,408,928
.........................................................................................................................
           642,862   Qantas Airways, Ltd. (Australia)                                                          1,386,197
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,795,125
------------------------------------------------------------------------------------------------------------------------
Automotive (4.4%)
.........................................................................................................................
            70,500   Bayerische Motoren Werke (BMW)
                     AG (Germany)                                                                              2,141,595
.........................................................................................................................
            95,800   Denso Corp. (Japan)                                                                       1,572,040
.........................................................................................................................
            19,100   Honda Motor Co., Ltd. (Japan)                                                               706,692
.........................................................................................................................
           414,000   Nissan Motor Co., Ltd. (Japan)                                                            3,231,049
.........................................................................................................................
            44,006   Peugeot SA (France)                                                                       1,794,380
.........................................................................................................................
            55,900   Toyota Motor Corp. (Japan)                                                                1,502,916
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,948,672
------------------------------------------------------------------------------------------------------------------------
Banking (13.7%)
.........................................................................................................................
           145,584   ABN AMRO Holdings NV (Netherlands)                                                        2,380,021
.........................................................................................................................
           248,828   Allied Irish Banks PLC (Ireland)                                                          3,357,685
.........................................................................................................................
           529,030   Barclays PLC (United Kingdom)                                                             3,278,785
.........................................................................................................................
            71,775   BNP Paribas SA (France)                                                                   2,924,424
.........................................................................................................................
           110,800   Canadian Imperial Bank of Commerce
                     (Canada)                                                                                  3,052,488
.........................................................................................................................
           149,100   Danske Bank A/S (Denmark)                                                                 2,464,916
.........................................................................................................................
         1,351,169   Grupo Financiero BBVA Bancomer SA de
                     CV (Mexico) (NON)                                                                         1,021,773
.........................................................................................................................
           668,854   HSBC Holdings PLC (United Kingdom)                                                        7,391,691
.........................................................................................................................
           143,376   National Bank of Canada (Canada)                                                          2,931,598
.........................................................................................................................
            46,376   Societe Generale (France)                                                                 2,700,760
.........................................................................................................................
           200,000   United Overseas Bank, Ltd. (Singapore)                                                    1,361,015
.........................................................................................................................
           134,584   Westpac Banking Corp. (Australia)                                                         1,041,848
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,907,004
------------------------------------------------------------------------------------------------------------------------
Basic Materials (1.5%)
.........................................................................................................................
           196,000   Asahi Glass Co., Ltd. (Japan)                                                             1,200,944
.........................................................................................................................
            85,789   Compagnie de Saint Gobain (France)                                                        2,516,914
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,717,858
------------------------------------------------------------------------------------------------------------------------
Beverage (2.2%)
.........................................................................................................................
           346,149   Diageo PLC (United Kingdom)                                                               3,761,307
.........................................................................................................................
           234,913   SABMiller PLC (United Kingdom)                                                            1,669,589
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,430,896
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.5%)
.........................................................................................................................
           953,169   Granada PLC (United Kingdom)                                                              1,223,693
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.1%)
.........................................................................................................................
            36,111   Akzo-Nobel NV (Netherlands)                                                               1,145,453
.........................................................................................................................
            54,100   BASF AG (Germany)                                                                         2,037,940
.........................................................................................................................
            35,732   Syngenta AG (Switzerland)                                                                 2,069,266
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,252,659
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.9%)
.........................................................................................................................
           280,900   Toppan Printing Co., Ltd. (Japan)                                                         2,114,148
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.1%)
.........................................................................................................................
           244,504   Nokia OYJ (Finland)                                                                       3,886,854
.........................................................................................................................
         1,793,600   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden)                                                                          1,256,643
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,143,497
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.7%)
.........................................................................................................................
         1,021,123   Brambles Industries, Ltd. (Australia)                                                     2,701,994
.........................................................................................................................
             3,679   Haw Par Corp., Ltd. (Singapore)                                                               6,917
.........................................................................................................................
            92,506   Vivendi Universal SA (France)                                                             1,493,854
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,202,765
------------------------------------------------------------------------------------------------------------------------
Construction (2.1%)
.........................................................................................................................
            72,498   CRH PLC (Ireland)                                                                           893,848
.........................................................................................................................
             8,970   Holcim, Ltd. Class B (Switzerland)                                                        1,628,785
.........................................................................................................................
            33,654   Lafarge (France)                                                                          2,535,484
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,058,117
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.5%)
.........................................................................................................................
               300   Matsushita Electric Industrial Co. (Japan)                                                    2,958
.........................................................................................................................
            59,300   Sony Corp. (Japan)                                                                        2,478,955
.........................................................................................................................
            15,272   Swatch Group AG (The) Class B
                     (Switzerland)                                                                             1,270,549
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,752,462
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.1%)
.........................................................................................................................
            84,900   Acom Co., Ltd. (Japan)                                                                    2,790,645
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (4.1%)
.........................................................................................................................
           119,000   KAO Corp. (Japan)                                                                         2,612,684
.........................................................................................................................
           167,972   Reckitt Benckiser PLC (United Kingdom)                                                    3,258,336
.........................................................................................................................
           453,628   Unilever PLC (United Kingdom)                                                             4,315,780
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,186,800
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (5.8%)
.........................................................................................................................
            97,150   E.On AG (Germany)                                                                         3,914,477
.........................................................................................................................
            10,477   Electrabel SA (Belgium)                                                                   2,544,999
.........................................................................................................................
           479,600   Hong Kong Electric Holdings, Ltd.
                     (Hong Kong)                                                                               1,814,314
.........................................................................................................................
           192,037   Iberdrola SA (Spain)                                                                      2,690,084
.........................................................................................................................
           109,270   Korea Electric Power Corp. (South Korea)                                                  1,681,715
.........................................................................................................................
           145,380   Scottish and Southern Energy PLC
                     (United Kingdom)                                                                          1,591,423
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,237,012
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
.........................................................................................................................
           329,095   ABB, Ltd. (Switzerland) (NON)                                                               935,646
------------------------------------------------------------------------------------------------------------------------
Electronics (3.0%)
.........................................................................................................................
            31,050   Celestica, Inc. (Canada) (NON)                                                              433,407
.........................................................................................................................
           171,264   Koninklijke (Royal) Philips Electronics
                     NV (Netherlands)                                                                          3,001,112
.........................................................................................................................
            10,200   Rohm Co., Ltd. (Japan)                                                                    1,298,963
.........................................................................................................................
             9,650   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             2,555,321
.........................................................................................................................
                24   Taiwan Semiconductor Manufacturing
                     Co., Ltd. (Taiwan)                                                                               29
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,288,832
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.8%)
.........................................................................................................................
           309,150   Saipem SpA (Italy)                                                                        2,066,371
------------------------------------------------------------------------------------------------------------------------
Financial (2.4%)
.........................................................................................................................
            87,459   Dexia (Belgium)                                                                           1,085,648
.........................................................................................................................
            49,200   Orix Corp. (Japan)                                                                        3,172,187
.........................................................................................................................
           226,000   Sampo OYJ Class A (Finland)                                                               1,719,278
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,977,113
------------------------------------------------------------------------------------------------------------------------
Food (3.5%)
.........................................................................................................................
            41,113   Nestle SA (Switzerland)                                                                   8,714,540
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.5%)
.........................................................................................................................
            58,600   Svenska Cellulosa AB SCA
                     Class B (Sweden)                                                                          1,978,797
.........................................................................................................................
            56,849   UPM-Kymmene OYJ (Finland)                                                                 1,825,341
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,804,138
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.6%)
.........................................................................................................................
            85,700   Electrolux AB Class B (Sweden)                                                            1,353,443
------------------------------------------------------------------------------------------------------------------------
Insurance (7.0%)
.........................................................................................................................
            82,000   ACE, Ltd. (Bermuda)                                                                       2,405,880
.........................................................................................................................
            71,960   Fortis (Belgium)                                                                          1,257,957
.........................................................................................................................
           118,596   ING Groep NV (Netherlands)                                                                2,008,507
.........................................................................................................................
               502   Millea Holdings, Inc. (Japan)                                                             3,613,215
.........................................................................................................................
           268,000   Mitsui Sumitomo Insurance Co.,
                     Ltd. (Japan)                                                                              1,233,274
.........................................................................................................................
           102,700   Sun Life Financial Svcs. of Canada,
                     Inc. (Canada)                                                                             1,736,480
.........................................................................................................................
            27,182   Swiss Reinsurance Co. (Switzerland)                                                       1,783,555
.........................................................................................................................
             6,830   Swiss Reinsurance Co. 144A (Switzerland)                                                    448,152
.........................................................................................................................
            18,000   XL Capital, Ltd. Class A (Bermuda)                                                        1,390,500
.........................................................................................................................
            16,006   Zurich Financial Svcs. AG (Switzerland)                                                   1,493,724
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,371,244
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.4%)
.........................................................................................................................
            33,169   Accor SA (France)                                                                         1,004,450
.........................................................................................................................
           893,413   Hilton Group PLC (United Kingdom)                                                         2,401,821
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,406,271
------------------------------------------------------------------------------------------------------------------------
Machinery (0.5%)
.........................................................................................................................
            69,400   Atlas Copco AB Class B (Sweden)                                                           1,231,528
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.5%)
.........................................................................................................................
             1,981   Synthes-Stratec, Inc. (Switzerland)                                                       1,215,285
------------------------------------------------------------------------------------------------------------------------
Metals (3.3%)
.........................................................................................................................
           142,085   Arcelor (Luxembourg) (NON)                                                                1,747,332
.........................................................................................................................
           449,813   BHP Billiton PLC (United Kingdom)                                                         2,402,232
.........................................................................................................................
            44,300   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                              1,280,713
.........................................................................................................................
            43,500   Inco, Ltd. (Canada) (NON)                                                                   919,181
.........................................................................................................................
            19,170   Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                             1,907,624
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,257,082
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.0%)
.........................................................................................................................
           756,000   Tokyo Gas Co., Ltd. (Japan)                                                               2,370,265
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.9%)
.........................................................................................................................
            59,000   Canon, Inc. (Japan)                                                                       2,222,756
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (8.1%)
.........................................................................................................................
         1,018,556   BP PLC (United Kingdom)                                                                   7,001,397
.........................................................................................................................
            76,021   EnCana Corp. (Canada)                                                                     2,347,474
.........................................................................................................................
           106,158   ENI SpA (Italy)                                                                           1,687,583
.........................................................................................................................
            41,100   Petroleo Brasileiro SA ADR (Brazil)                                                         614,034
.........................................................................................................................
           826,973   Shell Transport & Trading Co. PLC
                     (United Kingdom)                                                                          5,445,946
.........................................................................................................................
             9,642   TotalFinaElf SA Class B (France)                                                          1,376,971
.........................................................................................................................
            10,600   YUKOS ADR (Russia)                                                                        1,473,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,946,805
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.4%)
.........................................................................................................................
            33,913   AstraZeneca PLC (United Kingdom)                                                          1,211,968
.........................................................................................................................
            73,000   Daiichi Pharmaceutical Co., Ltd. (Japan)                                                  1,047,779
.........................................................................................................................
            66,425   GlaxoSmithKline PLC (United Kingdom)                                                      1,274,617
.........................................................................................................................
           313,561   Novartis AG (Switzerland)                                                                11,444,080
.........................................................................................................................
            42,000   Takeda Chemical Industries, Ltd. (Japan)                                                  1,755,752
.........................................................................................................................
            55,700   Yamanouchi Pharmaceutical Co.,
                      Ltd. (Japan)                                                                             1,614,901
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,349,097
------------------------------------------------------------------------------------------------------------------------
Railroads (0.5%)
.........................................................................................................................
            31,800   Canadian National Railway Co. (Canada)                                                    1,313,912
------------------------------------------------------------------------------------------------------------------------
Retail (2.6%)
.........................................................................................................................
           681,229   Dixons Group PLC (United Kingdom)                                                         1,590,132
.........................................................................................................................
           190,502   GUS PLC (United Kingdom)                                                                  1,769,487
.........................................................................................................................
            66,662   Next PLC (United Kingdom)                                                                   790,356
.........................................................................................................................
           728,868   Tesco PLC (United Kingdom)                                                                2,276,264
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,426,239
------------------------------------------------------------------------------------------------------------------------
Software (0.5%)
.........................................................................................................................
           396,322   Misys PLC (United Kingdom)                                                                1,122,879
------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.1%)
.........................................................................................................................
            13,150   KT Corp. (South Korea)                                                                      562,241
.........................................................................................................................
             1,152   NTT DoCoMo, Inc. (Japan)                                                                  2,126,321
.........................................................................................................................
           372,479   Portugal Telecom SGPS SA (Portugal)                                                       2,560,017
.........................................................................................................................
           320,000   Telecom Italia SpA (Italy)                                                                2,427,660
.........................................................................................................................
            98,750   Telecom Italia SpA 144A (Italy)                                                             749,161
.........................................................................................................................
           463,515   Telefonica SA (Spain)                                                                     4,148,704
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,574,104
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.3%)
.........................................................................................................................
           317,588   BAT Industries PLC (United Kingdom)                                                       3,172,326
------------------------------------------------------------------------------------------------------------------------
Toys (0.4%)
.........................................................................................................................
            95,400   SEGA Corp. (Japan) (NON)                                                                    940,733
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.6%)
.........................................................................................................................
            66,543   Vivendi Environnement (France)                                                            1,551,480
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $272,759,439)                                                                    $243,373,442
------------------------------------------------------------------------------------------------------------------------
WARRANTS (0.7%) (a) (NON) (cost $1,686,467)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants   Value
.........................................................................................................................
            38,869   KT Corp. 144A                                                                            $1,664,021
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $274,445,906)                                                                    $245,037,463
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Australia                                                                  2.1%
...............................................................................
Belgium                                                                    2.0
...............................................................................
Bermuda                                                                    1.5
...............................................................................
Canada                                                                     5.2
...............................................................................
Denmark                                                                    1.0
...............................................................................
Finland                                                                    3.0
...............................................................................
France                                                                     7.3
...............................................................................
Germany                                                                    4.3
...............................................................................
Ireland                                                                    1.7
...............................................................................
Italy                                                                      2.8
...............................................................................
Japan                                                                     16.2
...............................................................................
Netherlands                                                                3.5
...............................................................................
Portugal                                                                   1.0
...............................................................................
South Korea                                                                3.4
...............................................................................
Spain                                                                      2.8
...............................................................................
Sweden                                                                     2.4
...............................................................................
Switzerland                                                               12.7
...............................................................................
United Kingdom                                                            23.2
...............................................................................
Other                                                                      3.9
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International New Opportunities Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (97.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.1%)
.........................................................................................................................
               797   Dentsu, Inc. (Japan)                                                                     $2,431,639
------------------------------------------------------------------------------------------------------------------------
Airlines (2.6%)
.........................................................................................................................
           669,361   easyJet PLC (United Kingdom) (NON)                                                        2,952,452
.........................................................................................................................
           866,496   Qantas Airways, Ltd. (Australia)                                                          1,868,417
.........................................................................................................................
                11   Qantas Airways, Ltd. 144A (Australia)                                                            24
.........................................................................................................................
           139,000   Singapore Airlines, Ltd. (Singapore)                                                        817,647
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,638,540
------------------------------------------------------------------------------------------------------------------------
Banking (10.2%)
.........................................................................................................................
           386,975   Anglo Irish Bank Corp. PLC (Ireland)                                                      2,753,038
.........................................................................................................................
            65,335   Banco Biblao Vizcava Argentaria SA
                     (Spain)                                                                                     625,231
.........................................................................................................................
            53,375   Banco Popular Espanol (Spain)                                                             2,182,569
.........................................................................................................................
            67,452   BNP Paribas SA (France)                                                                   2,748,286
.........................................................................................................................
            29,300   Danske Bank A/S (Denmark)                                                                   484,386
.........................................................................................................................
           223,601   DnB Holdings ASA (Norway)                                                                 1,053,030
.........................................................................................................................
           405,281   HSBC Holdings PLC (United Kingdom)                                                        4,478,873
.........................................................................................................................
            86,502   Northern Rock PLC (United Kingdom)                                                          919,056
.........................................................................................................................
           132,625   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                          3,176,876
.........................................................................................................................
           154,036   Standard Chartered PLC
                     (United Kingdom)                                                                          1,750,648
.........................................................................................................................
           235,000   United Overseas Bank, Ltd. (Singapore)                                                    1,599,193
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,771,186
------------------------------------------------------------------------------------------------------------------------
Beverage (2.5%)
.........................................................................................................................
            56,900   Companhia de Bebidas das Americas
                     (AmBev) ADR (Brazil)                                                                        885,364
.........................................................................................................................
           211,800   Molson, Inc. Class A (Canada)                                                             4,484,845
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,370,209
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.4%)
.........................................................................................................................
            69,020   British Sky Broadcasting PLC
                     (United Kingdom) (NON)                                                                      709,983
.........................................................................................................................
            89,100   Carlton Communications PLC
                     (United Kingdom)                                                                            192,559
.........................................................................................................................
            83,700   Mediaset SpA (Italy)                                                                        637,620
.........................................................................................................................
            55,657   Societe Television Francaise I (France)                                                   1,486,887
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,027,049
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.2%)
.........................................................................................................................
            57,622   Rexam PLC (United Kingdom)                                                                  393,302
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.2%)
.........................................................................................................................
             7,801   Ciba Specialty Chemicals AG (Switzerland)                                                   544,033
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.9%)
.........................................................................................................................
           256,964   Amadeus Global Travel Distribution SA
                     Class A (Spain)                                                                           1,059,655
.........................................................................................................................
           148,596   Autostrade SpA (Italy)                                                                    1,478,139
.........................................................................................................................
            33,749   Medion AG (Germany)                                                                       1,179,247
.........................................................................................................................
             5,000   Nomura Research Institute, Ltd.
                     144A (Japan)                                                                                470,712
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,187,753
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.4%)
.........................................................................................................................
           320,750   Nokia OYJ (Finland)                                                                       5,098,929
------------------------------------------------------------------------------------------------------------------------
Computers (1.5%)
.........................................................................................................................
         2,936,000   Legend Holdings, Ltd. (Hong Kong)                                                           978,905
.........................................................................................................................
           369,336   Wanadoo (France) (NON)                                                                    1,654,814
.........................................................................................................................
           119,475   Wanadoo SA 144A (France) (NON)                                                              535,309
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,169,028
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.0%)
.........................................................................................................................
           870,000   China Resources Enterprise, Ltd. (China)                                                    769,803
.........................................................................................................................
             9,525   Haw Par Corp., Ltd. (Singapore)                                                              17,907
.........................................................................................................................
            21,200   UCB SA (Belgium)                                                                            667,355
.........................................................................................................................
             9,409   Unaxis Holding AG (Switzerland)                                                             629,626
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,084,691
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (2.5%)
.........................................................................................................................
            47,500   Sony Corp. (Japan)                                                                        1,985,672
.........................................................................................................................
            41,911   Swatch Group AG (The)
                     Class B (Switzerland)                                                                     3,486,773
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,472,445
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.4%)
.........................................................................................................................
            23,300   Acom Co., Ltd. (Japan)                                                                      765,866
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (3.3%)
.........................................................................................................................
               960   Hindustan Lever, Ltd. (India)                                                                 3,643
.........................................................................................................................
            55,000   KAO Corp. (Japan)                                                                         1,207,543
.........................................................................................................................
           212,215   Reckitt Benckiser PLC
                     (United Kingdom)                                                                          4,116,566
.........................................................................................................................
            27,767   Unilever NV (Netherlands)                                                                 1,705,908
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,033,660
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.4%)
.........................................................................................................................
           274,358   TPI Paginas Amarillas (Spain)                                                               872,288
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
.........................................................................................................................
             6,094   Electrabel SA (Belgium)                                                                   1,480,312
------------------------------------------------------------------------------------------------------------------------
Electronics (4.5%)
.........................................................................................................................
           701,500   BYD Co., Ltd. (China) (NON)                                                               1,412,338
.........................................................................................................................
             9,000   Hirose Electric Co., Ltd. (Japan)                                                           687,231
.........................................................................................................................
            25,600   Rohm Co., Ltd. (Japan)                                                                    3,260,143
.........................................................................................................................
             9,270   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             2,454,697
.........................................................................................................................
            96,600   Tandberg ASA (Norway)                                                                       558,196
.........................................................................................................................
            77,402   Thomson Multimedia SA (France) (NON)                                                      1,320,603
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,693,208
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (1.6%)
.........................................................................................................................
            33,100   Daito Trust Construction Co., Ltd. (Japan)                                                  732,301
.........................................................................................................................
            48,988   Vinci SA (France)                                                                         2,760,347
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,492,648
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.8%)
.........................................................................................................................
           292,601   TABCORP Holdings, Ltd. (Australia)                                                        1,754,421
------------------------------------------------------------------------------------------------------------------------
Financial (5.1%)
.........................................................................................................................
            19,074   Euronext NV (Netherlands)                                                                   414,497
.........................................................................................................................
           361,080   Man Group PLC (United Kingdom)                                                            5,155,835
.........................................................................................................................
            35,100   Orix Corp. (Japan)                                                                        2,263,085
.........................................................................................................................
            82,917   Patrick Corp., Ltd. (Australia)                                                             611,538
.........................................................................................................................
           314,900   Sampo OYJ Class A (Finland)                                                               2,395,578
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,840,533
------------------------------------------------------------------------------------------------------------------------
Food (0.4%)
.........................................................................................................................
             4,022   Nestle SA (Switzerland)                                                                     852,526
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
.........................................................................................................................
            51,600   Amcor, Ltd.                                                                                 246,641
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.1%)
.........................................................................................................................
           624,419   William Hill PLC (United Kingdom)                                                         2,281,781
------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.0%)
.........................................................................................................................
            34,600   Fresenius Medical Care AG (Germany)                                                       1,452,231
.........................................................................................................................
            25,200   Suzuken Co., Ltd. (Japan)                                                                   607,434
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,059,665
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.1%)
.........................................................................................................................
           154,677   MFI Furniture Group PLC (United Kingdom)                                                    275,144
------------------------------------------------------------------------------------------------------------------------
Insurance (2.4%)
.........................................................................................................................
           299,740   Aegon NV (Netherlands)                                                                    3,855,981
.........................................................................................................................
            22,020   Samsung Fire & Marine Insurance
                     (South Korea)                                                                             1,203,319
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,059,300
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.0%)
.........................................................................................................................
           123,826   3i Group PLC (United Kingdom)                                                             1,106,310
.........................................................................................................................
            49,000   Nomura Securities Co., Ltd. (Japan)                                                         550,914
.........................................................................................................................
            59,400   Power Financial Corp. (Canada)                                                            1,364,955
.........................................................................................................................
            69,830   UBS AG (Switzerland)                                                                      3,394,759
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,416,938
------------------------------------------------------------------------------------------------------------------------
Metals (0.8%)
.........................................................................................................................
            85,682   Rio Tinto, Ltd. (Australia)                                                               1,637,713
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.3%)
.........................................................................................................................
           223,000   Osaka Gas Co., Ltd. (Japan)                                                                 550,687
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.7%)
.........................................................................................................................
            95,000   Canon, Inc. (Japan)                                                                       3,579,014
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (9.3%)
.........................................................................................................................
           143,600   ENI SpA (Italy)                                                                           2,282,794
.........................................................................................................................
           158,734   Nexen, Inc. (Canada)                                                                      3,441,565
.........................................................................................................................
            16,568   Norsk Hydro ASA (Norway)                                                                    743,158
.........................................................................................................................
            17,900   Petro-Canada (Canada)                                                                       554,212
.........................................................................................................................
            29,779   Royal Dutch Petroleum Co. (Netherlands)                                                   1,310,816
.........................................................................................................................
            55,100   Royal Dutch Petroleum Co.
                     ADR (Netherlands)                                                                         2,425,502
.........................................................................................................................
           710,100   Statoil ASA (Norway)                                                                      6,001,018
.........................................................................................................................
            80,000   Talisman Energy, Inc. (Canada)                                                            2,879,028
.........................................................................................................................
            42,720   Woodside Petroleum, Ltd. (Australia)                                                        297,756
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,935,849
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (14.1%)
.........................................................................................................................
           141,808   AstraZeneca PLC (United Kingdom)                                                          5,067,872
.........................................................................................................................
           296,852   GlaxoSmithKline PLC (United Kingdom)                                                      5,696,238
.........................................................................................................................
            88,400   H. Lundbeck A/S (Denmark)                                                                 2,348,273
.........................................................................................................................
            87,096   Novartis AG (Switzerland)                                                                 3,178,755
.........................................................................................................................
            40,223   Sanofi-Synthelabo SA (France)                                                             2,458,499
.........................................................................................................................
            54,600   Schwarz Pharma AG (Germany)                                                               1,989,171
.........................................................................................................................
            99,700   Takeda Chemical Industries, Ltd. (Japan)                                                  4,167,821
.........................................................................................................................
            19,100   Terumo Corp. (Japan)                                                                        264,325
.........................................................................................................................
           173,500   Yamanouchi Pharmaceutical Co.,
                     Ltd. (Japan)                                                                              5,030,257
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,201,211
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (2.0%)
.........................................................................................................................
           269,000   Olympus Optical Co., Ltd. (Japan)                                                         4,384,711
------------------------------------------------------------------------------------------------------------------------
Retail (3.7%)
.........................................................................................................................
            43,200   FamilyMart Co., Ltd. (Japan)                                                                846,523
.........................................................................................................................
           166,750   Hennes & Mauritz AB Class B (Sweden)                                                      3,217,596
.........................................................................................................................
            28,022   Industria de Diseno Textil (Inditex)
                     SA (Spain)                                                                                  661,872
.........................................................................................................................
            34,700   Lawson, Inc. (Japan)                                                                        836,426
.........................................................................................................................
            33,700   Loblaw Cos., Ltd. (Canada)                                                                1,141,538
.........................................................................................................................
           197,509   William Morrison Supermarkets PLC
                     (United Kingdom)                                                                            686,772
.........................................................................................................................
           100,447   Woolworths, Ltd. (Australia)                                                                644,689
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,035,416
------------------------------------------------------------------------------------------------------------------------
Software (0.5%)
.........................................................................................................................
            35,677   Business Objects SA (France) (NON)                                                          525,225
.........................................................................................................................
            24,300   Cognos, Inc. (Canada) (NON)                                                                 569,159
.........................................................................................................................
               400   Trend Micro, Inc. (Japan) (NON)                                                               6,844
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,101,228
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.4%)
.........................................................................................................................
           203,877   Indra Sistemas SA Class A (Spain)                                                         1,386,254
.........................................................................................................................
               127   Yahoo Japan Corp. (Japan) (NON)                                                           1,584,155
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,970,409
------------------------------------------------------------------------------------------------------------------------
Telecommunications (11.4%)
.........................................................................................................................
             1,268   Japan Telecom Holdings Co., Ltd. (Japan)                                                  3,932,777
.........................................................................................................................
           163,300   KT Corp. ADR (South Korea)                                                                3,519,115
.........................................................................................................................
               521   Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                             1,892,550
.........................................................................................................................
               470   NTT DoCoMo, Inc. (Japan)                                                                    867,509
.........................................................................................................................
           175,063   Orange SA (France) (NON)                                                                  1,210,541
.........................................................................................................................
           434,400   Telecom Italia Mobile SpA (Italy)                                                         1,982,799
.........................................................................................................................
           169,300   Telecom Italia SpA (Italy)                                                                1,284,384
.........................................................................................................................
         5,320,572   Vodafone Group PLC (United Kingdom)                                                       9,699,927
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,389,602
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $207,765,204)                                                                    $209,099,575
------------------------------------------------------------------------------------------------------------------------
UNITS (0.6%) (a) (cost $1,177,524)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
            12,050   Infosys Technologies, Ltd. 144A
                     Structured Warrants (issued by UBS
                     AG) 4/11/03 (India)                                                                      $1,200,258
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,941,617   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 3003 (d)                                                            $1,941,000
.........................................................................................................................
         2,674,115   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                     2,674,115
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $4,615,115)                                                                        $4,615,115
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $213,557,843)                                                                    $214,914,948
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Australia                                                                  3.2%
...............................................................................
Belgium                                                                    1.0
...............................................................................
Canada                                                                     6.9
...............................................................................
China                                                                      1.0
...............................................................................
Denmark                                                                    1.3
...............................................................................
Finland                                                                    3.6
...............................................................................
France                                                                     6.7
...............................................................................
Germany                                                                    2.2
...............................................................................
Ireland                                                                    1.3
...............................................................................
Italy                                                                      3.6
...............................................................................
Japan                                                                     20.4
...............................................................................
Netherlands                                                                4.6
...............................................................................
Norway                                                                     4.0
...............................................................................
Singapore                                                                  1.2
...............................................................................
South Korea                                                                3.4
...............................................................................
Spain                                                                      3.2
...............................................................................
Sweden                                                                     1.5
...............................................................................
Switzerland                                                                5.7
...............................................................................
United Kingdom                                                            23.1
...............................................................................
Other                                                                      2.1
------------------------------------------------------------------------------
Total                                                                    100.0%
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Investors Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.4%)
.........................................................................................................................
            28,400   Omnicom Group, Inc.                                                                      $1,834,640
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.2%)
.........................................................................................................................
            60,200   Lockheed Martin Corp.                                                                     3,476,550
.........................................................................................................................
            43,700   Raytheon Co.                                                                              1,343,775
.........................................................................................................................
            27,600   Rockwell Collins, Inc.                                                                      641,976
.........................................................................................................................
            15,000   United Technologies Corp.                                                                   929,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,391,401
------------------------------------------------------------------------------------------------------------------------
Airlines (0.4%)
.........................................................................................................................
           137,300   Southwest Airlines Co.                                                                    1,908,470
------------------------------------------------------------------------------------------------------------------------
Automotive (0.3%)
.........................................................................................................................
            21,500   Johnson Controls, Inc.                                                                    1,723,655
------------------------------------------------------------------------------------------------------------------------
Banking (8.6%)
.........................................................................................................................
           196,600   Bank of New York Co., Inc. (The)                                                          4,710,536
.........................................................................................................................
            75,800   BB&T Corp.                                                                                2,803,842
.........................................................................................................................
           103,900   Comerica, Inc.                                                                            4,492,636
.........................................................................................................................
            24,000   Commerce Bancorp, Inc.                                                                    1,036,560
.........................................................................................................................
            86,150   Fifth Third Bancorp                                                                       5,044,083
.........................................................................................................................
            94,300   Greater Bay Bancorp                                                                       1,630,447
.........................................................................................................................
            35,400   Greenpoint Financial Corp.                                                                1,599,372
.........................................................................................................................
            30,600   M&T Bank Corp.                                                                            2,428,110
.........................................................................................................................
             9,800   Mellon Financial Corp.                                                                      255,878
.........................................................................................................................
            38,500   Northern Trust Corp.                                                                      1,349,425
.........................................................................................................................
             5,300   PNC Financial Svcs. Group                                                                   222,070
.........................................................................................................................
            65,400   Sovereign Bancorp, Inc.                                                                     918,870
.........................................................................................................................
             9,100   State Street Corp.                                                                          354,900
.........................................................................................................................
           522,000   U.S. Bancorp                                                                             11,076,840
.........................................................................................................................
            71,600   Washington Mutual, Inc.                                                                   2,472,348
.........................................................................................................................
             9,400   Wells Fargo & Co.                                                                           440,578
.........................................................................................................................
           104,700   Zions Bancorp.                                                                            4,119,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,956,335
------------------------------------------------------------------------------------------------------------------------
Beverage (1.8%)
.........................................................................................................................
            25,600   Anheuser-Busch Cos., Inc.                                                                 1,239,040
.........................................................................................................................
            12,600   Coca-Cola Co. (The)                                                                         552,132
.........................................................................................................................
           184,000   PepsiCo, Inc.                                                                             7,768,480
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,559,652
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.5%)
.........................................................................................................................
           128,800   Amgen, Inc. (NON)                                                                         6,226,192
.........................................................................................................................
             7,500   IDEC Pharmaceuticals Corp. (NON)                                                            248,775
.........................................................................................................................
            18,300   MedImmune, Inc. (NON)                                                                       497,211
.........................................................................................................................
            30,300   Waters Corp. (NON)                                                                          659,934
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,632,112
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.3%)
.........................................................................................................................
           169,100   Viacom, Inc. Class B (NON)                                                                6,892,516
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.7%)
.........................................................................................................................
            77,187   Comcast Corp. Class A (NON)                                                               1,819,298
.........................................................................................................................
           264,300   Comcast Corp. Class A (Special) (NON)                                                     5,970,537
.........................................................................................................................
            36,600   Echostar Communications Corp. Class A (NON)                                                 814,716
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,604,551
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.0%)
.........................................................................................................................
            30,700   3M Co.                                                                                    3,785,310
.........................................................................................................................
            14,300   Dow Chemical Co. (The)                                                                      424,710
.........................................................................................................................
            10,300   E.I. du Pont de Nemours & Co.                                                               436,720
.........................................................................................................................
             7,900   PPG Industries, Inc.                                                                        396,185
.........................................................................................................................
             8,200   Rohm & Haas Co.                                                                             266,336
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,309,261
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.5%)
.........................................................................................................................
            98,000   ADC Telecommunications, Inc. (NON)                                                          204,820
.........................................................................................................................
             6,200   Andrew Corp. (NON)                                                                           63,736
.........................................................................................................................
            68,782   QUALCOMM, Inc. (NON)                                                                      2,502,977
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,771,533
------------------------------------------------------------------------------------------------------------------------
Computers (3.1%)
.........................................................................................................................
           308,679   Dell Computer Corp. (NON)                                                                 8,254,076
.........................................................................................................................
           276,825   Hewlett-Packard Co.                                                                       4,805,682
.........................................................................................................................
            11,300   IBM Corp.                                                                                   875,750
.........................................................................................................................
            33,300   Lexmark International, Inc. (NON)                                                         2,014,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,950,158
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.7%)
.........................................................................................................................
               765   Berkshire Hathaway, Inc. Class B (NON)                                                    1,853,595
.........................................................................................................................
           321,570   General Electric Co.                                                                      7,830,230
.........................................................................................................................
           251,600   Tyco Intl., Ltd. (Bermuda)                                                                4,297,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,981,153
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.6%)
.........................................................................................................................
           145,800   Capital One Financial Corp.                                                               4,333,176
.........................................................................................................................
           472,050   MBNA Corp.                                                                                8,978,391
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,311,567
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.8%)
.........................................................................................................................
             8,800   Avon Products, Inc.                                                                         474,056
.........................................................................................................................
             4,600   Fortune Brands, Inc.                                                                        213,946
.........................................................................................................................
            17,000   Kimberly-Clark Corp.                                                                        806,990
.........................................................................................................................
            94,400   Procter & Gamble Co.                                                                      8,112,736
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,607,728
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.8%)
.........................................................................................................................
            31,500   Aquila, Inc.                                                                                 55,755
.........................................................................................................................
           251,800   CenterPoint Energy, Inc.                                                                  2,140,300
.........................................................................................................................
           178,685   Edison International (NON)                                                                2,117,417
.........................................................................................................................
            52,117   Entergy Corp.                                                                             2,376,014
.........................................................................................................................
           181,876   PG&E Corp. (NON)                                                                          2,528,076
.........................................................................................................................
            63,500   Sierra Pacific Resources (NON)                                                              412,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,630,312
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.5%)
.........................................................................................................................
            53,100   Emerson Electric Co.                                                                      2,700,135
------------------------------------------------------------------------------------------------------------------------
Electronics (2.0%)
.........................................................................................................................
            32,400   Analog Devices, Inc. (NON)                                                                  773,388
.........................................................................................................................
            21,200   Arrow Electronics, Inc. (NON)                                                               271,148
.........................................................................................................................
           496,400   Intel Corp.                                                                               7,728,948
.........................................................................................................................
            31,800   Maxim Integrated Products, Inc.                                                           1,050,672
.........................................................................................................................
           138,500   Tandberg ASA (Norway)                                                                       800,312
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,624,468
------------------------------------------------------------------------------------------------------------------------
Energy (1.3%)
.........................................................................................................................
            78,000   BJ Services Co. (NON)                                                                     2,520,180
.........................................................................................................................
           162,000   GlobalSantaFe Corp.                                                                       3,939,840
.........................................................................................................................
            24,900   Halliburton Co.                                                                             465,879
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,925,899
------------------------------------------------------------------------------------------------------------------------
Financial (7.2%)
.........................................................................................................................
           573,266   Citigroup, Inc.                                                                          20,173,231
.........................................................................................................................
           296,500   Freddie Mac                                                                              17,508,325
.........................................................................................................................
             2,600   MGIC Investment Corp.                                                                       107,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,788,936
------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
.........................................................................................................................
            23,900   General Mills, Inc.                                                                       1,122,105
.........................................................................................................................
            73,500   Kraft Foods, Inc. Class A                                                                 2,861,355
.........................................................................................................................
            95,600   Sara Lee Corp.                                                                            2,151,956
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,135,416
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
.........................................................................................................................
            11,700   Smurfit-Stone Container Corp. (NON)                                                         180,075
.........................................................................................................................
             8,400   Weyerhaeuser Co.                                                                            413,364
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 593,439
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.3%)
.........................................................................................................................
           101,400   Harrah's Entertainment, Inc. (NON)                                                        4,015,440
.........................................................................................................................
            37,500   International Game Technology (NON)                                                       2,847,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,862,440
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.4%)
.........................................................................................................................
             5,200   AdvancePCS (NON)                                                                            115,492
.........................................................................................................................
            56,800   Cardinal Health, Inc.                                                                     3,361,992
.........................................................................................................................
           104,700   HCA, Inc.                                                                                 4,345,050
.........................................................................................................................
            19,994   Laboratory Corp. of America Holdings (NON)                                                  464,661
.........................................................................................................................
            51,200   McKesson Corp.                                                                            1,383,936
.........................................................................................................................
            31,300   UnitedHealth Group, Inc.                                                                  2,613,550
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,284,681
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.2%)
.........................................................................................................................
            24,200   Whirlpool Corp.                                                                           1,263,724
------------------------------------------------------------------------------------------------------------------------
Insurance (2.1%)
.........................................................................................................................
           110,800   American International Group, Inc.                                                        6,409,780
.........................................................................................................................
           119,300   Radian Group, Inc.                                                                        4,431,995
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,841,775
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.3%)
.........................................................................................................................
           197,000   JPMorgan Chase & Co.                                                                      4,728,000
.........................................................................................................................
            59,000   Merrill Lynch & Co., Inc.                                                                 2,239,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,967,050
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.6%)
.........................................................................................................................
            78,000   Marriott International, Inc. Class A                                                      2,563,860
.........................................................................................................................
            19,900   Royal Caribbean Cruises, Ltd.                                                               332,330
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,896,190
------------------------------------------------------------------------------------------------------------------------
Machinery (0.4%)
.........................................................................................................................
            20,400   Deere (John) & Co.                                                                          935,340
.........................................................................................................................
            26,269   Ingersoll-Rand Co. Class A (Bermuda)                                                      1,131,143
.........................................................................................................................
             4,800   Parker-Hannifin Corp.                                                                       221,424
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,287,907
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.1%)
.........................................................................................................................
            15,200   Dover Corp.                                                                                 443,232
------------------------------------------------------------------------------------------------------------------------
Media (1.0%)
.........................................................................................................................
           219,100   AOL Time Warner, Inc. (NON)                                                               2,870,210
.........................................................................................................................
            55,272   Liberty Media Corp. Class A (NON)                                                           494,132
.........................................................................................................................
           113,900   Walt Disney Co. (The)                                                                     1,857,709
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,222,051
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.3%)
.........................................................................................................................
             6,700   Baxter International, Inc.                                                                  187,600
.........................................................................................................................
            28,200   Medtronic, Inc.                                                                           1,285,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,473,520
------------------------------------------------------------------------------------------------------------------------
Metals (0.1%)
.........................................................................................................................
            16,800   Alcoa, Inc.                                                                                 382,704
.........................................................................................................................
            21,000   BHP, Ltd. ADR (Australia)                                                                   241,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 624,204
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.3%)
.........................................................................................................................
            41,800   Pitney Bowes, Inc.                                                                        1,365,188
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.7%)
.........................................................................................................................
           102,000   Burlington Resources, Inc.                                                                4,350,300
.........................................................................................................................
           544,209   Exxon Mobil Corp.                                                                        19,014,662
.........................................................................................................................
            10,300   Ocean Energy, Inc.                                                                          205,691
.........................................................................................................................
            14,600   Pioneer Natural Resources Co. (NON)                                                         368,650
.........................................................................................................................
            79,400   TotalFinaElf SA ADR (France)                                                              5,677,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,616,403
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (13.0%)
.........................................................................................................................
           150,493   Abbott Laboratories                                                                       6,019,720
.........................................................................................................................
            74,100   Allergan, Inc.                                                                            4,269,642
.........................................................................................................................
            31,319   AstraZeneca PLC (United Kingdom)                                                          1,119,265
.........................................................................................................................
             4,500   Bristol-Myers Squibb Co.                                                                    104,175
.........................................................................................................................
            54,200   Forest Laboratories, Inc. (NON)                                                           5,323,524
.........................................................................................................................
           263,600   Johnson & Johnson                                                                        14,157,956
.........................................................................................................................
           165,000   King Pharmaceuticals, Inc. (NON)                                                          2,836,350
.........................................................................................................................
           104,700   Lilly (Eli) & Co.                                                                         6,648,450
.........................................................................................................................
            73,100   Merck & Co., Inc.                                                                         4,138,191
.........................................................................................................................
           402,050   Pfizer, Inc.                                                                             12,290,669
.........................................................................................................................
           159,300   Pharmacia Corp.                                                                           6,658,740
.........................................................................................................................
             8,200   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                316,602
.........................................................................................................................
           106,100   Wyeth                                                                                     3,968,140
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,851,424
------------------------------------------------------------------------------------------------------------------------
Publishing (0.5%)
.........................................................................................................................
            14,000   Gannett Co., Inc.                                                                         1,005,200
.........................................................................................................................
            25,400   McGraw-Hill Cos., Inc. (The)                                                              1,535,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,540,376
------------------------------------------------------------------------------------------------------------------------
Railroads (1.4%)
.........................................................................................................................
           120,600   Union Pacific Corp.                                                                       7,220,322
------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.6%)
.........................................................................................................................
            76,100   BellSouth Corp.                                                                           1,968,707
.........................................................................................................................
            22,300   Qwest Communications
                     International, Inc. (NON)                                                                   111,500
.........................................................................................................................
           120,300   SBC Communications, Inc.                                                                  3,261,333
.........................................................................................................................
           208,846   Verizon Communications, Inc.                                                              8,092,783
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,434,323
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.2%)
.........................................................................................................................
            20,500   Darden Restaurants, Inc.                                                                    419,225
.........................................................................................................................
            12,300   McDonald's Corp.                                                                            197,784
.........................................................................................................................
            13,700   Yum! Brands, Inc. (NON)                                                                     331,814
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 948,823
------------------------------------------------------------------------------------------------------------------------
Retail (8.5%)
.........................................................................................................................
             6,800   Advance Auto Parts, Inc. (NON)                                                              332,520
.........................................................................................................................
            74,100   AutoZone, Inc. (NON)                                                                      5,235,165
.........................................................................................................................
             7,200   Best Buy Cos., Inc. (NON)                                                                   173,880
.........................................................................................................................
           104,800   Blockbuster, Inc. Class A                                                                 1,283,800
.........................................................................................................................
           139,500   Family Dollar Stores, Inc.                                                                4,353,795
.........................................................................................................................
            97,000   Home Depot, Inc. (The)                                                                    2,324,120
.........................................................................................................................
            86,800   JC Penney Co., Inc. (Holding Co.)                                                         1,997,268
.........................................................................................................................
             5,700   Kohl's Corp. (NON)                                                                          318,915
.........................................................................................................................
           144,800   Lowe's Cos., Inc.                                                                         5,430,000
.........................................................................................................................
             5,700   Michaels Stores, Inc. (NON)                                                                 178,410
.........................................................................................................................
            45,400   Office Depot, Inc. (NON)                                                                    670,104
.........................................................................................................................
            19,000   Ross Stores, Inc.                                                                           805,410
.........................................................................................................................
            23,400   Staples, Inc. (NON)                                                                         428,220
.........................................................................................................................
           410,400   TJX Cos., Inc. (The)                                                                      8,011,008
.........................................................................................................................
           255,118   Wal-Mart Stores, Inc.                                                                    12,886,010
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,428,625
------------------------------------------------------------------------------------------------------------------------
Software (7.9%)
.........................................................................................................................
            80,000   Adobe Systems, Inc.                                                                       1,984,080
.........................................................................................................................
             4,300   Autodesk, Inc.                                                                               61,490
.........................................................................................................................
           228,600   BMC Software, Inc. (NON)                                                                  3,911,346
.........................................................................................................................
           350,400   Computer Associates International, Inc.                                                   4,730,400
.........................................................................................................................
           474,300   Microsoft Corp. (NON) (SEG)                                                              24,521,310
.........................................................................................................................
           355,500   Oracle Corp. (NON)                                                                        3,839,400
.........................................................................................................................
            10,395   SAP AG (Germany)                                                                            814,788
.........................................................................................................................
            19,801   SAP AG ADR (Germany)                                                                        386,120
.........................................................................................................................
            11,200   Symantec Corp. (NON)                                                                        453,712
.........................................................................................................................
            10,500   Synopsys, Inc. (NON)                                                                        484,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,187,221
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.6%)
.........................................................................................................................
            60,800   Automatic Data Processing, Inc.                                                           2,386,400
.........................................................................................................................
           115,300   Concord EFS, Inc. (NON)                                                                   1,814,821
.........................................................................................................................
             2,700   Convergys Corp. (NON)                                                                        40,905
.........................................................................................................................
           148,134   Electronic Data Systems Corp.                                                             2,730,110
.........................................................................................................................
            64,300   SunGard Data Systems, Inc. (NON)                                                          1,514,907
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,487,143
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.0%)
.........................................................................................................................
            92,120   AT&T Corp.                                                                                2,405,253
.........................................................................................................................
            48,866   CenturyTel, Inc.                                                                          1,435,683
.........................................................................................................................
           120,510   Nextel Communications, Inc. Class A (NON)                                                 1,391,890
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,232,826
------------------------------------------------------------------------------------------------------------------------
Textiles (0.4%)
.........................................................................................................................
            46,900   Jones Apparel Group, Inc. (NON)                                                           1,662,136
.........................................................................................................................
             5,900   V. F. Corp.                                                                                 212,695
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,874,831
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.4%)
.........................................................................................................................
           312,800   Philip Morris Cos., Inc.                                                                 12,677,784
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
            69,300   Waste Management, Inc.                                                                    1,588,356
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $535,305,610)                                                                    $514,453,756
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,427,146   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                            $5,425,420
.........................................................................................................................
         6,891,434   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                     6,891,434
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $12,316,854)                                                                      $12,316,854
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $547,622,464)                                                                    $526,770,610
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face  Expiration     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
S&P 500 Index
(Long)                     $5,712,850   $5,832,908      Mar-03      $(120,058)
------------------------------------------------------------------------------

Written Options Outstanding at December 31,2002
(premium received $59,949)
------------------------------------------------------------------------------
Contract                                    Expiration Date/           Market
Amount                                          Strike Price            Value
...............................................................................
26,800  Maxim Bank (Call)                  Jan. 03/46.60 USD             $268
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Money Market Fund
The fund's portfolio
December 31, 2002

COMMERCIAL PAPER (90.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
Domestic (50.3%)
.........................................................................................................................
        $5,000,000   American General
                     Finance Corp. 1.325s                                                        3/20/03      $4,985,462
.........................................................................................................................
         7,500,000   American General
                     Finance Corp. 1.32s                                                         3/25/03       7,476,900
.........................................................................................................................
         5,000,000   American General
                     Finance Corp. 1.33s                                                         3/27/03       4,984,114
.........................................................................................................................
         5,000,000   Asset Securitization
                     Cooperative Corp. 1.33s                                                     1/16/03       4,997,044
.........................................................................................................................
         7,500,000   BP America, Inc. 1.31s                                                      2/18/03       7,486,627
.........................................................................................................................
         3,000,000   BP America, Inc. 1.32s                                                      3/26/03       2,990,650
.........................................................................................................................
        10,000,000   Chevron Transport Corp. 1.32s                                               3/11/03       9,974,333
.........................................................................................................................
         8,300,000   Citicorp 1.32s                                                              2/11/03       8,287,218
.........................................................................................................................
         8,000,000   Citicorp 1.34s                                                               3/7/03       7,980,347
.........................................................................................................................
         5,000,000   Corporate Asset
                     Funding Corp. 1.78s                                                         1/22/03       4,994,561
.........................................................................................................................
         6,000,000   Eureka Securitization, Inc. 1.34s                                           3/18/03       5,982,803
.........................................................................................................................
         8,000,000   Eureka Securitization, Inc. 1.35s                                            3/6/03       7,980,500
.........................................................................................................................
        10,000,000   Falcon Asset Securitization
                     Corp. 1.37s                                                                 1/29/03       9,988,964
.........................................................................................................................
         2,719,000   Falcon Asset Securitization
                     Corp. 1.40s                                                                 1/27/03       2,716,145
.........................................................................................................................
         3,500,000   Falcon Asset Securitization
                     Corp. 1.69s                                                                  2/4/03       3,494,249
.........................................................................................................................
        10,000,000   Federal National
                     Mortgage 1.27s                                                              1/30/03       9,989,417
.........................................................................................................................
         4,514,000   Federal National
                     Mortgage 1.28s                                                              3/26/03       4,500,358
.........................................................................................................................
         7,400,000   Federal National
                     Mortgage 1.30s                                                              3/12/03       7,381,027
.........................................................................................................................
        15,000,000   Florens Container (Bank of
                     America NT & SA Letter of
                     Credit (LOC)) 1.79s                                                         1/21/03      14,984,338
.........................................................................................................................
         4,000,000   Florens Container (Bank of
                     America NT & SA
                     (LOC)) 1.80s                                                                1/23/03       3,995,400
.........................................................................................................................
         7,000,000   GE Capital International
                     Funding 1.36s                                                               2/27/03       6,984,662
.........................................................................................................................
         5,000,000   GE Capital International
                     Funding 1.38s                                                               5/19/03       4,973,358
.........................................................................................................................
         5,000,000   GE Capital International
                     Funding 1.67s                                                                2/4/03       4,991,882
.........................................................................................................................
         6,000,000   GE Capital International
                     Funding 1.68s                                                                2/5/03       5,989,920
.........................................................................................................................
         7,000,000   GE Capital International
                     Funding 1.70s                                                               2/19/03       6,983,472
.........................................................................................................................
         8,000,000   GE Capital International
                     Funding 1.71s                                                                1/8/03       7,996,960
.........................................................................................................................
         5,000,000   International Lease Finance
                     Corp. 1.60s                                                                 2/25/03       4,987,556
.........................................................................................................................
         9,000,000   JP Morgan Chase & Co. 1.69s                                                 1/10/03       8,995,775
.........................................................................................................................
         5,500,000   Jupiter Securitization
                     Corp. 1.36s                                                                  2/7/03       5,492,104
.........................................................................................................................
         5,410,000   Jupiter Securitization
                     Corp. 1.50s                                                                 2/11/03       5,400,533
.........................................................................................................................
         6,000,000   Merrill Lynch &
                     Co., Inc. 1.73s                                                             1/23/03       5,993,368
.........................................................................................................................
         6,000,000   Morgan Stanley Dean
                     Witter & Co. 1.33s                                                          3/26/03       5,981,158
.........................................................................................................................
        15,000,000   Morgan Stanley Dean
                     Witter & Co. 1.75s                                                          1/17/03      14,987,604
.........................................................................................................................
         5,000,000   Morgan Stanley Dean
                     Witter & Co. 1.78s                                                          1/14/03       4,996,539
.........................................................................................................................
         8,000,000   NATC California, LLC
                     (Chase Manhattan Bank
                     (LOC)) 1.36s                                                                1/22/03       7,992,564
.........................................................................................................................
        13,230,000   NATC California, LLC
                     (Chase Manhattan Bank
                     (LOC)) 1.60s                                                                1/21/03      13,217,652
.........................................................................................................................
        10,000,000   NATC California, LLC
                     (Chase Manhattan Bank
                     (LOC)) 1.65s                                                                1/22/03       9,990,704
.........................................................................................................................
        10,000,000   National City Corp. 1.49s                                                  12/15/03       9,999,000
.........................................................................................................................
         5,621,000   Old Line Funding Corp. 1.35s                                                2/13/03       5,611,725
.........................................................................................................................
         5,029,000   Old Line Funding Corp. 1.38s                                                1/10/03       5,027,072
.........................................................................................................................
         5,572,000   Old Line Funding Corp. 1.39s                                                2/14/03       5,562,319
.........................................................................................................................
         6,421,000   Old Line Funding Corp. 1.45s                                                1/15/03       6,417,121
.........................................................................................................................
        10,552,000   Quincy Capital Corp. 1.35s                                                  1/16/03      10,545,669
.........................................................................................................................
         3,861,000   Quincy Capital Corp. 1.37s                                                  1/24/03       3,857,474
.........................................................................................................................
        10,813,000   Receivables Capital Corp. 1.34s                                             1/28/03      10,801,730
.........................................................................................................................
         6,900,000   Receivables Capital Corp. 1.75s                                             1/15/03       6,894,969
.........................................................................................................................
         8,000,000   Salomon Smith Barney
                     Holdings, Inc. 1.35s                                                        4/15/03       7,968,500
.........................................................................................................................
        10,000,000   Sheffield Receivables
                     Corp. 1.32s                                                                 2/10/03       9,984,967
.........................................................................................................................
         5,000,000   Sheffield Receivables
                     Corp. 1.35s                                                                 3/18/03       4,985,563
.........................................................................................................................
         6,060,000   Sheffield Receivables
                     Corp. 1.35s                                                                  2/7/03       6,051,365
.........................................................................................................................
         8,000,000   Sheffield Receivables
                     Corp. 1.36s                                                                 1/28/03       7,991,538
.........................................................................................................................
         2,200,000   Sheffield Receivables
                     Corp. 1.41s                                                                  1/2/03       2,199,828
.........................................................................................................................
         7,000,000   Sheffield Receivables
                     Corp. 1.65s                                                                  1/3/03       6,999,038
.........................................................................................................................
        10,000,000   Stadshypotek Delaware,
                     Inc. 1.35s                                                                  2/21/03       9,980,500
.........................................................................................................................
        10,000,000   Stadshypotek Delaware,
                     Inc. 1.365s                                                                 2/19/03       9,981,042
.........................................................................................................................
         4,200,000   Thunder Bay Funding, Inc. 1.33s                                              2/7/03       4,193,410
.........................................................................................................................
         6,000,000   Thunder Bay Funding, Inc. 1.34s                                              1/7/03       5,998,437
.........................................................................................................................
         9,000,000   Thunder Bay Funding, Inc. 1.35s                                              2/7/03       8,985,879
.........................................................................................................................
         4,625,000   Thunder Bay Funding, Inc. 1.40s                                             1/17/03       4,621,942
.........................................................................................................................
         5,000,000   Thunder Bay Funding, Inc. 1.40s                                              1/2/03       4,999,611
.........................................................................................................................
         6,642,000   Thunder Bay Funding, Inc. 1.77s                                              2/7/03       6,631,580
.........................................................................................................................
         8,600,000   Transamerica Finance
                     Corp. 1.32s                                                                  2/6/03       8,588,333
.........................................................................................................................
         6,000,000   Transamerica Finance
                     Corp. 1.34s                                                                  3/6/03       5,985,483
.........................................................................................................................
         2,000,000   Transamerica Finance
                     Corp. 1.35s                                                                 2/20/03       1,996,175
.........................................................................................................................
         6,100,000   Transamerica Finance
                     Corp. 1.77s                                                                 2/25/03       6,083,205
.........................................................................................................................
         8,000,000   Transamerica Finance
                     Corp. 1.78s                                                                 2/12/03       7,982,991
.........................................................................................................................
         5,000,000   Windmill Funding Corp. 1.33s                                                5/12/03       4,975,617
.........................................................................................................................
         5,400,000   Windmill Funding Corp. 1.78s                                                 1/6/03       5,398,386
.........................................................................................................................
         5,000,000   Windmill Funding Corp. 1.79s                                                 1/8/03       4,998,011
.........................................................................................................................
         4,000,000   Windmill Funding Corp. 1.81s                                                 1/6/03       3,998,805
------------------------------------------------------------------------------------------------------------------------
                                                                                                             477,423,553
------------------------------------------------------------------------------------------------------------------------
Foreign (40.4%)
.........................................................................................................................
        11,920,000   Abbey National North America,
                     LLC 1.30s (United Kingdom)                                                   1/2/03      11,919,052
.........................................................................................................................
        10,000,000   Abbey National North America,
                     LLC 1.59s (United Kingdom)                                                   1/2/03       9,999,204
.........................................................................................................................
         7,000,000   Abbey National Treasury Services
                     2.59s (United Kingdom)                                                      3/31/03       7,000,000
.........................................................................................................................
         4,000,000   Bank of Nova Scotia
                     1.725s (Canada)                                                             9/25/03       4,000,298
.........................................................................................................................
         9,000,000   Barclays Bank PLC 1.358s
                     (United Kingdom)                                                            1/13/03       8,999,967
.........................................................................................................................
        10,000,000   Barclays Bank PLC 1.358s
                     (United Kingdom)                                                            1/14/03      10,000,000
.........................................................................................................................
         7,000,000   Canadian Imperial Bank of
                     Commerce 1.75s (Canada)                                                     3/17/03       7,013,667
.........................................................................................................................
        10,000,000   Canadian Imperial Bank of
                     Commerce 1.78s (Canada)                                                      4/3/03       9,995,616
.........................................................................................................................
         5,000,000   Canadian Imperial Holdings, Inc.
                     1.314s (Canada)                                                             3/13/03       4,986,860
.........................................................................................................................
         9,000,000   Commonwealth Bank of
                     Australia 1.331s (Australia)                                                2/18/03       9,000,000
.........................................................................................................................
        14,000,000   Danske Bank A/S
                     1.34s (Denmark)                                                             6/12/03      13,915,059
.........................................................................................................................
         7,700,000   Danske Bank A/S
                     1.34s (Denmark)                                                              2/7/03       7,689,109
.........................................................................................................................
        10,000,000   Danske Bank A/S
                     1.37s (Denmark)                                                             5/27/03       9,944,055
.........................................................................................................................
         7,000,000   Danske Bank A/S
                     1.37s (Denmark)                                                             5/27/03       6,960,839
.........................................................................................................................
        10,000,000   Den Norske Bank
                     1.325s (Norway)                                                             2/14/03       9,983,438
.........................................................................................................................
         7,500,000   Den Norske Bank
                     1.79s (Norway)                                                              5/27/03       7,445,181
.........................................................................................................................
         4,000,000   Diageo Capital PLC 1.94s
                     (United Kingdom)                                                            3/12/03       3,984,696
.........................................................................................................................
         2,000,000   Dresdner Bank AG
                     2.70s (Germany)                                                             1/24/03       1,999,402
.........................................................................................................................
         6,000,000   HBOS Treasury Services PLC
                     1.34s (United Kingdom)                                                      6/18/03       5,962,257
.........................................................................................................................
         9,000,000   HBOS Treasury Services PLC
                     1.34s (United Kingdom)                                                      3/28/03       9,000,000
.........................................................................................................................
         2,100,000   HBOS Treasury Services PLC
                     1.37s (United Kingdom)                                                      3/27/03       2,093,127
.........................................................................................................................
         3,000,000   HBOS Treasury Services PLC
                     1.38s (United Kingdom)                                                       4/8/03       2,988,730
.........................................................................................................................
         1,550,000   HBOS Treasury Services PLC
                     1.40s (United Kingdom)                                                      1/17/03       1,548,975
.........................................................................................................................
         2,250,000   HBOS Treasury Services PLC
                     1.68s (United Kingdom)                                                       4/7/03       2,240,179
.........................................................................................................................
        12,000,000   ING Bank NV
                     1.70s (Netherlands)                                                          1/7/03      12,000,000
.........................................................................................................................
        10,000,000   ING Bank NV
                     1.71s (Netherlands)                                                          1/9/03      10,000,000
.........................................................................................................................
        12,000,000   ING Bank NV
                     1.79s (Netherlands)                                                         1/23/03      12,000,000
.........................................................................................................................
        10,000,000   Landesbank Hessen Thuringen
                     1.38s (Germany)                                                             5/30/03       9,999,985
.........................................................................................................................
        10,000,000   Nordea Bank PLC
                     1.37s (Sweden)                                                              5/27/03      10,000,406
.........................................................................................................................
        12,000,000   Nordea North America, Inc.
                     1.32s (Sweden)                                                              1/31/03      11,986,360
.........................................................................................................................
        11,000,000   Pemex Capital, Inc. (Barclays
                      (LOC)) 1.34s (United Kingdom)                                              4/10/03      10,959,056
.........................................................................................................................
        10,000,000   Pemex Capital, Inc. (Barclays
                      (LOC)) 1.35s (United Kingdom)                                               3/5/03       9,976,000
.........................................................................................................................
         5,000,000   Royal Bank of Canada
                     1.691s (Canada)                                                             9/22/03       4,998,218
.........................................................................................................................
        10,000,000   Royal Bank of Canada
                     1.90s (Canada)                                                              2/26/03       9,969,917
.........................................................................................................................
         7,500,000   Shell Finance PLC 1.74s
                     (United Kingdom)                                                            4/10/03       7,463,750
.........................................................................................................................
         6,000,000   Shell Finance PLC 1.77s
                     (United Kingdom)                                                             4/3/03       5,972,565
.........................................................................................................................
         7,000,000   Shell Finance PLC 1.90s
                     (United Kingdom)                                                             5/9/03       6,952,342
.........................................................................................................................
         9,000,000   Societe Generale
                     1.335s (France)                                                             2/20/03       8,982,979
.........................................................................................................................
         8,000,000   Societe Generale
                     1.77s (France)                                                               2/3/03       7,986,627
.........................................................................................................................
        10,000,000   Sprintab AB 1.325s (Sweden)                                                 3/19/03       9,971,292
.........................................................................................................................
         5,000,000   Sprintab AB 1.33s (Sweden)                                                  4/10/03       4,981,528
.........................................................................................................................
         5,000,000   Sprintab AB 1.34s (Sweden)                                                   2/5/03       4,993,300
.........................................................................................................................
         8,000,000   Sprintab AB 1.37s (Sweden)                                                  3/21/03       7,975,644
.........................................................................................................................
        10,000,000   Swedbank 1.32s (Sweden)                                                     2/28/03      10,007,759
.........................................................................................................................
         7,000,000   Toronto Dominion Holdings
                     1.35s (Canada)                                                              5/13/03       7,000,000
.........................................................................................................................
         4,000,000   Toronto Dominion Holdings
                     1.60s (Canada)                                                              2/20/03       4,000,940
.........................................................................................................................
        10,000,000   Westdeutsche Landesbank
                     Girozentrale 1.345s (Germany)                                               6/13/03       9,938,728
.........................................................................................................................
         8,000,000   Westdeutsche Landesbank
                     Girozentrale 1.40s (Germany)                                                 5/2/03       7,962,044
.........................................................................................................................
         9,000,000   Westdeutsche Landesbank
                     Girozentrale 1.90s (Germany)                                                4/17/03       8,949,175
------------------------------------------------------------------------------------------------------------------------
                                                                                                             383,698,326
------------------------------------------------------------------------------------------------------------------------
                     Total Commercial Paper
                     (cost $861,121,879)                                                                    $861,121,879
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (6.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
Banking (1.1%)
.........................................................................................................................
       $10,000,000   Bank One Corp. sr. notes
                     FRN Ser. B, 1.635s                                                          9/26/03     $10,016,965
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (5.0%)
.........................................................................................................................
        10,000,000   Goldman Sachs Group, Inc.
                     144A FRN 1.42s                                                               4/7/03      10,000,000
.........................................................................................................................
        10,000,000   Goldman Sachs Group, Inc.
                     144A FRN 1.401s                                                             3/12/03      10,000,000
.........................................................................................................................
         5,500,000   Merrill Lynch & Co., Inc. FRN
                     Ser. B, 2s                                                                  1/27/03       5,500,831
.........................................................................................................................
        10,000,000   Merrill Lynch & Co., Inc. FRN
                     Ser. B, 1.4s                                                                3/17/03      10,000,000
.........................................................................................................................
         6,000,000   Merrill Lynch & Co., Inc. FRN
                     Ser. B, 1.4s                                                                1/15/03       6,000,000
.........................................................................................................................
         6,000,000   Merrill Lynch & Co., Inc. FRN
                     Ser. B, 1.389s                                                              4/22/03       5,999,353
------------------------------------------------------------------------------------------------------------------------
                                                                                                              47,500,184
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $57,517,149)                                                                      $57,517,149
------------------------------------------------------------------------------------------------------------------------
U.S.  GOVERNMENT AGENCY OBLIGATIONS (0.5%) (a)
(cost $5,000,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $5,000,000   Federal Home Loan Bank
                     Ser. 9U03, 2.05s                                                           11/18/03      $5,000,000
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (2.6%) (a) (cost $24,834,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $24,834,000   Interest in $500,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2002 with Warburg
                     Securities due January 2, 2003 with
                     respect to various U.S. Government
                     obligations -- maturity value of
                     $24,835,725 for an effective yield
                     of 1.25%                                                                                $24,834,000
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $948,473,028)                                                                    $948,473,028
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2002: (as a percentage of Market Value)
------------------------------------------------------------------------------
Australia                                                                  0.9%
...............................................................................
Canada                                                                     5.5
...............................................................................
Denmark                                                                    4.1
...............................................................................
France                                                                     1.8
...............................................................................
Germany                                                                    4.1
...............................................................................
Netherlands                                                                3.6
...............................................................................
Norway                                                                     1.8
...............................................................................
Sweden                                                                     6.3
...............................................................................
United Kingdom                                                            12.3
...............................................................................
United States                                                             59.6
...............................................................................
Total                                                                    100.0%
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Opportunities Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (98.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.3%)
.........................................................................................................................
           694,700   Lamar Advertising Co. (NON)                                                             $23,376,655
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.1%)
.........................................................................................................................
            45,700   L-3 Communications Holdings, Inc. (NON)                                                   2,052,387
------------------------------------------------------------------------------------------------------------------------
Airlines (1.5%)
.........................................................................................................................
           578,320   Ryanair Holdings PLC ADR (Ireland) (NON)                                                 22,647,011
.........................................................................................................................
           329,800   Southwest Airlines Co.                                                                    4,584,220
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,231,231
------------------------------------------------------------------------------------------------------------------------
Automotive (0.2%)
.........................................................................................................................
            32,100   Johnson Controls, Inc.                                                                    2,573,457
.........................................................................................................................
            29,800   Lear Corp. (NON)                                                                            991,744
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,565,201
------------------------------------------------------------------------------------------------------------------------
Banking (3.0%)
.........................................................................................................................
            50,000   Charter One Financial, Inc.                                                               1,436,500
.........................................................................................................................
            54,900   Fifth Third Bancorp                                                                       3,214,395
.........................................................................................................................
            67,500   Greenpoint Financial Corp.                                                                3,049,650
.........................................................................................................................
            65,100   Investors Financial Services Corp.                                                        1,783,089
.........................................................................................................................
            39,300   M&T Bank Corp.                                                                            3,118,455
.........................................................................................................................
           114,200   National Commerce Financial Corp.                                                         2,723,670
.........................................................................................................................
           215,800   New York Community Bancorp, Inc.                                                          6,232,304
.........................................................................................................................
           281,300   North Fork Bancorp., Inc.                                                                 9,491,062
.........................................................................................................................
           117,300   South Trust Corp.                                                                         2,914,905
.........................................................................................................................
            49,700   State Street Corp.                                                                        1,938,300
.........................................................................................................................
           384,500   TCF Financial Corp.                                                                      16,798,805
.........................................................................................................................
            30,200   Zions Bancorp.                                                                            1,188,340
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,889,475
------------------------------------------------------------------------------------------------------------------------
Beverage (1.4%)
.........................................................................................................................
            88,800   Coca-Cola Co. (The)                                                                       3,891,216
.........................................................................................................................
            86,600   Coca-Cola Enterprises, Inc.                                                               1,880,952
.........................................................................................................................
           314,300   Pepsi Bottling Group, Inc. (The)                                                          8,077,510
.........................................................................................................................
           269,400   PepsiCo, Inc.                                                                            11,374,068
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,223,746
------------------------------------------------------------------------------------------------------------------------
Biotechnology (4.3%)
.........................................................................................................................
            84,100   Affymetrix, Inc. (NON)                                                                    1,925,049
.........................................................................................................................
           263,500   Amgen, Inc. (NON)                                                                        12,737,590
.........................................................................................................................
           154,600   Applera Corp.-Applied Biosystems Group                                                    2,711,684
.........................................................................................................................
            66,600   Biogen, Inc. (NON)                                                                        2,667,996
.........................................................................................................................
           395,500   Celgene Corp. (NON)                                                                       8,491,385
.........................................................................................................................
            30,900   Chiron Corp. (NON)                                                                        1,161,840
.........................................................................................................................
           140,800   Genzyme Corp. (NON)                                                                       4,163,456
.........................................................................................................................
           484,900   Gilead Sciences, Inc. (NON)                                                              16,486,600
.........................................................................................................................
           256,350   IDEC Pharmaceuticals Corp. (NON)                                                          8,503,130
.........................................................................................................................
            56,600   IDEXX Laboratories, Inc. (NON)                                                            1,859,310
.........................................................................................................................
            98,800   InterMune, Inc. (NON)                                                                     2,520,388
.........................................................................................................................
            68,300   Invitrogen Corp. (NON)                                                                    2,137,107
.........................................................................................................................
           112,300   Ligand Pharmaceuticals, Inc.
                     Class B (Private) (NON)                                                                     603,051
.........................................................................................................................
           295,975   MedImmune, Inc. (NON)                                                                     8,041,641
.........................................................................................................................
            82,000   Scios, Inc. (NON)                                                                         2,671,560
.........................................................................................................................
            20,000   Trimeris, Inc. (NON)                                                                        861,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              77,543,587
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.7%)
.........................................................................................................................
           217,400   Entercom Communications Corp. (NON)                                                      10,200,408
.........................................................................................................................
            63,600   Hispanic Broadcasting Corp. (NON)                                                         1,306,980
.........................................................................................................................
           196,900   Radio One, Inc. Class D (NON)                                                             2,841,267
.........................................................................................................................
           101,600   Univision Communications, Inc. Class A (NON)                                              2,489,200
.........................................................................................................................
            75,700   Viacom, Inc. Class B (NON)                                                                3,085,532
.........................................................................................................................
           751,800   Westwood One, Inc. (NON)                                                                 28,087,248
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,010,635
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.2%)
.........................................................................................................................
           113,300   Echostar Communications Corp. Class A (NON)                                               2,522,058
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.1%)
.........................................................................................................................
            25,500   Eaton Corp.                                                                               1,991,805
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
            66,600   3M Co.                                                                                    8,211,780
.........................................................................................................................
            36,300   Praxair, Inc.                                                                             2,097,051
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,308,831
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (3.0%)
.........................................................................................................................
           409,700   CDW Computer Centers, Inc. (NON)                                                         17,965,345
.........................................................................................................................
           195,466   Choicepoint, Inc. (NON)                                                                   7,718,952
.........................................................................................................................
           267,000   Cintas Corp.                                                                             12,215,250
.........................................................................................................................
            80,200   Ecolab, Inc.                                                                              3,969,900
.........................................................................................................................
           316,600   Paychex, Inc.                                                                             8,833,140
.........................................................................................................................
           210,400   Robert Half International, Inc. (NON)                                                     3,389,544
------------------------------------------------------------------------------------------------------------------------
                                                                                                              54,092,131
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.1%)
.........................................................................................................................
           674,400   Cisco Systems, Inc. (NON)                                                                 8,834,640
.........................................................................................................................
           215,500   Extreme Networks, Inc. (NON)                                                                704,685
.........................................................................................................................
           447,365   Juniper Networks, Inc. (NON)                                                              3,042,082
.........................................................................................................................
           295,800   Polycom, Inc. (NON)                                                                       2,816,016
.........................................................................................................................
           107,120   QUALCOMM, Inc. (NON)                                                                      3,898,097
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,295,520
------------------------------------------------------------------------------------------------------------------------
Computers (3.2%)
.........................................................................................................................
           523,600   Dell Computer Corp. (NON)                                                                14,001,064
.........................................................................................................................
           521,136   Emulex Corp. (NON)                                                                        9,667,073
.........................................................................................................................
           197,120   Hewlett-Packard Co.                                                                       3,422,003
.........................................................................................................................
            84,900   IBM Corp.                                                                                 6,579,750
.........................................................................................................................
           287,800   Lexmark International, Inc. (NON)                                                        17,411,900
.........................................................................................................................
           105,700   McDATA Corp. Class A (NON)                                                                  750,470
.........................................................................................................................
           284,168   Network Appliance, Inc. (NON)                                                             2,841,680
.........................................................................................................................
           233,300   Symbol Technologies, Inc.                                                                 1,917,726
.........................................................................................................................
           146,000   VeriSign, Inc. (NON)                                                                      1,170,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                              57,762,586
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.4%)
.........................................................................................................................
         1,051,400   General Electric Co.                                                                     25,601,590
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
.........................................................................................................................
           121,800   AmeriCredit Corp. (NON)                                                                     942,732
.........................................................................................................................
           160,200   Capital One Financial Corp.                                                               4,761,144
.........................................................................................................................
           176,400   MBNA Corp.                                                                                3,355,128
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,059,004
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.9%)
.........................................................................................................................
            38,700   Alberto-Culver Co. Class B                                                                1,950,480
.........................................................................................................................
            64,200   Clorox Co.                                                                                2,648,250
.........................................................................................................................
            44,900   Newell Rubbermaid, Inc.                                                                   1,361,817
.........................................................................................................................
            71,200   Procter & Gamble Co.                                                                      6,118,928
.........................................................................................................................
            86,300   Weight Watchers International, Inc. (NON)                                                 3,967,211
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,046,686
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.1%)
.........................................................................................................................
            52,700   Progress Energy, Inc.                                                                     2,284,545
------------------------------------------------------------------------------------------------------------------------
Electronics (7.7%)
.........................................................................................................................
           446,600   Altera Corp. (NON)                                                                        5,506,578
.........................................................................................................................
           322,100   Analog Devices, Inc. (NON)                                                                7,688,527
.........................................................................................................................
           139,900   Broadcom Corp. Class A (NON)                                                              2,106,894
.........................................................................................................................
            90,400   Celestica, Inc. (Canada) (NON)                                                            1,274,640
.........................................................................................................................
           599,900   Integrated Device Technology, Inc. (NON)                                                  5,021,163
.........................................................................................................................
         1,144,400   Intel Corp.                                                                              17,818,308
.........................................................................................................................
           312,300   Intersil Corp. Class A (NON)                                                              4,353,462
.........................................................................................................................
           492,100   Jabil Circuit, Inc. (NON)                                                                 8,818,432
.........................................................................................................................
           391,800   Linear Technology Corp.                                                                  10,077,096
.........................................................................................................................
           221,100   LSI Logic Corp. (NON)                                                                     1,275,747
.........................................................................................................................
         1,130,500   Marvell Technology Group,
                     Ltd.  (Bermuda) (NON)                                                                    21,321,230
.........................................................................................................................
           405,075   Maxim Integrated Products, Inc.                                                          13,383,678
.........................................................................................................................
           102,200   Micrel, Inc. (NON)                                                                          917,756
.........................................................................................................................
           276,650   Microchip Technology, Inc.                                                                6,764,093
.........................................................................................................................
           343,900   PMC - Sierra, Inc. (NON)                                                                  1,912,084
.........................................................................................................................
           729,600   QLogic Corp. (NON)                                                                       25,178,496
.........................................................................................................................
           229,700   RF Micro Devices, Inc. (NON)                                                              1,683,701
.........................................................................................................................
            13,800   Semtech Corp. (NON)                                                                         150,696
.........................................................................................................................
            86,000   Silicon Laboratories, Inc. (NON)                                                          1,640,880
.........................................................................................................................
            77,600   Skyworks Solutions, Inc. (NON)                                                              668,912
------------------------------------------------------------------------------------------------------------------------
                                                                                                             137,562,373
------------------------------------------------------------------------------------------------------------------------
Energy (5.2%)
.........................................................................................................................
           413,500   BJ Services Co. (NON)                                                                    13,360,185
.........................................................................................................................
            57,300   Cooper Cameron Corp. (NON)                                                                2,854,686
.........................................................................................................................
           328,400   ENSCO International, Inc.                                                                 9,671,380
.........................................................................................................................
           576,180   GlobalSantaFe Corp.                                                                      14,012,698
.........................................................................................................................
           296,100   Halliburton Co.                                                                           5,540,031
.........................................................................................................................
           416,100   Nabors Industries, Ltd. (Barbados) (NON)                                                 14,675,847
.........................................................................................................................
            87,600   National-Oilwell, Inc. (NON)                                                              1,913,184
.........................................................................................................................
           323,200   Patterson-UTI Energy, Inc. (NON)                                                          9,750,944
.........................................................................................................................
           312,000   Smith International, Inc. (NON)                                                          10,177,440
.........................................................................................................................
           209,300   Transocean Sedco Forex, Inc.                                                              4,855,760
.........................................................................................................................
           151,800   Weatherford Intl., Ltd. (NON)                                                             6,061,374
------------------------------------------------------------------------------------------------------------------------
                                                                                                              92,873,529
------------------------------------------------------------------------------------------------------------------------
Financial (1.1%)
.........................................................................................................................
           156,140   Citigroup, Inc.                                                                           5,494,567
.........................................................................................................................
           210,400   Fannie Mae                                                                               13,535,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,029,599
------------------------------------------------------------------------------------------------------------------------
Food (0.5%)
.........................................................................................................................
           113,120   Kraft Foods, Inc. Class A                                                                 4,403,762
.........................................................................................................................
           139,800   Krispy Kreme Doughnuts, Inc. (NON)                                                        4,721,046
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,124,808
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.6%)
.........................................................................................................................
           381,400   Harrah's Entertainment, Inc. (NON)                                                       15,103,440
.........................................................................................................................
           158,700   International Game Technology (NON)                                                      12,048,504
.........................................................................................................................
            59,200   MGM Mirage, Inc. (NON)                                                                    1,951,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,103,768
------------------------------------------------------------------------------------------------------------------------
Health Care Services (8.4%)
.........................................................................................................................
           222,500   AdvancePCS (NON)                                                                          4,941,725
.........................................................................................................................
           353,000   AmerisourceBergen Corp.                                                                  19,171,430
.........................................................................................................................
           249,600   Anthem, Inc. (NON)                                                                       15,699,840
.........................................................................................................................
            93,500   Cardinal Health, Inc.                                                                     5,534,265
.........................................................................................................................
         1,294,400   Caremark Rx, Inc. (NON)                                                                  21,034,000
.........................................................................................................................
           381,200   Community Health Systems, Inc. (NON)                                                      7,848,908
.........................................................................................................................
           229,400   Express Scripts, Inc. Class A (NON)                                                      11,020,376
.........................................................................................................................
           166,400   Fisher Scientific International, Inc. (NON)                                               5,005,312
.........................................................................................................................
            44,400   HCA, Inc.                                                                                 1,842,600
.........................................................................................................................
           702,200   Health Management Associates, Inc.                                                       12,569,380
.........................................................................................................................
           131,100   Health Net, Inc. (NON)                                                                    3,461,040
.........................................................................................................................
           146,800   Laboratory Corp. of America Holdings (NON)                                                3,411,632
.........................................................................................................................
           277,300   Manor Care, Inc. (NON)                                                                    5,160,553
.........................................................................................................................
            89,600   Quest Diagnostics, Inc. (NON)                                                             5,098,240
.........................................................................................................................
           168,000   Triad Hospitals, Inc. (NON)                                                               5,011,440
.........................................................................................................................
            33,800   UnitedHealth Group, Inc.                                                                  2,822,300
.........................................................................................................................
            77,000   Universal Health Svcs., Inc. Class B (NON)                                                3,472,700
.........................................................................................................................
           148,100   WellChoice, Inc. (NON)                                                                    3,546,995
.........................................................................................................................
           182,100   Wellpoint Health Networks, Inc. (NON)                                                    12,958,236
------------------------------------------------------------------------------------------------------------------------
                                                                                                             149,610,972
------------------------------------------------------------------------------------------------------------------------
Insurance (1.5%)
.........................................................................................................................
            55,900   ACE, Ltd. (Bermuda)                                                                       1,640,106
.........................................................................................................................
            44,800   AMBAC Financial Group, Inc.                                                               2,519,552
.........................................................................................................................
           134,700   American International Group, Inc.                                                        7,792,395
.........................................................................................................................
            56,200   Arthur J. Gallagher & Co.                                                                 1,651,156
.........................................................................................................................
            61,100   Brown & Brown, Inc.                                                                       1,974,752
.........................................................................................................................
            30,500   Everest Re Group, Ltd. (Barbardos)                                                        1,686,650
.........................................................................................................................
            32,800   Progressive Corp. (The)                                                                   1,627,864
.........................................................................................................................
           292,700   Willis Group Holdings, Ltd.
                     (United Kingdom) (NON)                                                                    8,391,709
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,284,184
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
.........................................................................................................................
            28,400   Affiliated Managers Group (NON)                                                           1,428,520
.........................................................................................................................
            37,200   Bear Stearns Co., Inc. (The)                                                              2,209,680
.........................................................................................................................
            74,500   Federated Investors, Inc.                                                                 1,890,065
.........................................................................................................................
            84,400   Franklin Resources, Inc.                                                                  2,876,352
.........................................................................................................................
            56,300   Investment Technology Group, Inc. (NON)                                                   1,258,868
.........................................................................................................................
            29,400   Legg Mason, Inc.                                                                          1,427,076
.........................................................................................................................
            51,800   T Rowe Price Group, Inc.                                                                  1,413,104
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,503,665
------------------------------------------------------------------------------------------------------------------------
Leisure (0.2%)
.........................................................................................................................
            66,600   Harley-Davidson, Inc.                                                                     3,076,920
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.2%)
.........................................................................................................................
           220,200   Hilton Hotels Corp.                                                                       2,798,742
------------------------------------------------------------------------------------------------------------------------
Machinery (0.1%)
.........................................................................................................................
            34,900   Ingersoll-Rand Co. Class A (Bermuda)                                                      1,502,794
------------------------------------------------------------------------------------------------------------------------
Media (0.3%)
.........................................................................................................................
           164,900   AOL Time Warner, Inc. (NON)                                                               2,160,190
.........................................................................................................................
           163,900   USA Interactive (NON)                                                                     3,756,588
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,916,778
------------------------------------------------------------------------------------------------------------------------
Medical Technology (5.2%)
.........................................................................................................................
                 2   Advanced Medical Optics, Inc. (NON)                                                              24
.........................................................................................................................
           977,500   Apogent Technologies, Inc. (NON)                                                         20,332,000
.........................................................................................................................
           473,400   Biomet, Inc.                                                                             13,567,644
.........................................................................................................................
            71,500   Charles River Laboratories
                     International, Inc. (NON)                                                                 2,751,320
.........................................................................................................................
            64,200   Guidant Corp. (NON)                                                                       1,980,570
.........................................................................................................................
           232,500   Medtronic, Inc.                                                                          10,602,000
.........................................................................................................................
           252,900   St. Jude Medical, Inc. (NON)                                                             10,045,188
.........................................................................................................................
            87,000   Stryker Corp.                                                                             5,839,440
.........................................................................................................................
           132,700   Varian Medical Systems, Inc. (NON)                                                        6,581,920
.........................................................................................................................
           528,800   Zimmer Holdings, Inc. (NON)                                                              21,955,776
------------------------------------------------------------------------------------------------------------------------
                                                                                                              93,655,882
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
           228,000   Kinder Morgan, Inc.                                                                       9,637,560
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.7%)
.........................................................................................................................
            79,200   Burlington Resources, Inc.                                                                3,377,880
.........................................................................................................................
            99,500   EOG Resources, Inc.                                                                       3,972,040
.........................................................................................................................
            29,200   Kerr-McGee Corp.                                                                          1,293,560
.........................................................................................................................
            98,800   Murphy Oil Corp.                                                                          4,233,580
.........................................................................................................................
           481,800   Noble Corp. (NON)                                                                        16,935,270
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,812,330
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (8.6%)
.........................................................................................................................
           202,400   Abbott Laboratories                                                                       8,096,000
.........................................................................................................................
           336,500   Allergan, Inc.                                                                           19,389,130
.........................................................................................................................
            89,100   Andrx Group (NON)                                                                         1,307,097
.........................................................................................................................
           124,900   Barr Laboratories, Inc. (NON)                                                             8,129,741
.........................................................................................................................
           298,000   Cephalon, Inc. (NON)                                                                     14,503,064
.........................................................................................................................
            94,500   Enzon, Inc. (NON)                                                                         1,580,040
.........................................................................................................................
           123,900   Forest Laboratories, Inc. (NON)                                                          12,169,458
.........................................................................................................................
           107,400   IVAX Corp. (NON)                                                                          1,302,762
.........................................................................................................................
           382,000   Johnson & Johnson                                                                        20,517,220
.........................................................................................................................
           653,900   King Pharmaceuticals, Inc. (NON)                                                         11,240,541
.........................................................................................................................
            63,000   Lilly (Eli) & Co.                                                                         4,000,500
.........................................................................................................................
            55,500   Medicis Pharmaceutical Corp. Class A (NON)                                                2,756,685
.........................................................................................................................
           163,200   Merck & Co., Inc.                                                                         9,238,752
.........................................................................................................................
           868,800   Pfizer, Inc.                                                                             26,559,216
.........................................................................................................................
           193,300   Pharmacia Corp.                                                                           8,079,940
.........................................................................................................................
           155,400   Wyeth                                                                                     5,811,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                             154,682,106
------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
.........................................................................................................................
            49,900   Tribune Co.                                                                               2,268,454
------------------------------------------------------------------------------------------------------------------------
Railroads (0.1%)
.........................................................................................................................
            83,700   Norfolk Southern Corp.                                                                    1,673,163
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.1%)
.........................................................................................................................
            60,100   Applebee's International, Inc.                                                            1,393,779
.........................................................................................................................
           411,500   Darden Restaurants, Inc.                                                                  8,415,175
.........................................................................................................................
           434,800   Starbucks Corp. (NON)                                                                     8,861,224
.........................................................................................................................
            56,400   Wendy's International, Inc.                                                               1,526,748
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,196,926
------------------------------------------------------------------------------------------------------------------------
Retail (11.5%)
.........................................................................................................................
           145,700   Advance Auto Parts, Inc. (NON)                                                            7,124,730
.........................................................................................................................
           328,600   AutoZone, Inc. (NON)                                                                     23,215,590
.........................................................................................................................
           595,200   Bed Bath & Beyond, Inc. (NON)                                                            20,552,256
.........................................................................................................................
           105,300   Best Buy Cos., Inc. (NON)                                                                 2,542,995
.........................................................................................................................
            95,700   Coach, Inc. (NON)                                                                         3,150,444
.........................................................................................................................
            56,900   Columbia Sportswear Co. (NON)                                                             2,527,498
.........................................................................................................................
           682,000   Dollar Tree Stores, Inc. (NON)                                                           16,756,740
.........................................................................................................................
           560,100   Family Dollar Stores, Inc.                                                               17,480,721
.........................................................................................................................
           135,000   Kohl's Corp. (NON)                                                                        7,553,250
.........................................................................................................................
           269,000   Lowe's Cos., Inc.                                                                        10,087,500
.........................................................................................................................
           199,300   Michaels Stores, Inc. (NON)                                                               6,238,090
.........................................................................................................................
           663,100   Office Depot, Inc. (NON)                                                                  9,787,356
.........................................................................................................................
            51,200   Pier 1 Imports, Inc.                                                                        969,216
.........................................................................................................................
           167,500   Ross Stores, Inc.                                                                         7,100,325
.........................................................................................................................
           689,700   Staples, Inc. (NON)                                                                      12,621,510
.........................................................................................................................
            73,400   Talbots, Inc. (The)                                                                       2,020,702
.........................................................................................................................
           117,300   Target Corp.                                                                              3,519,000
.........................................................................................................................
         1,208,200   TJX Cos., Inc. (The)                                                                     23,584,064
.........................................................................................................................
           359,400   Wal-Mart Stores, Inc.                                                                    18,153,294
.........................................................................................................................
           113,700   Walgreen Co.                                                                              3,318,903
.........................................................................................................................
           126,100   Whole Foods Market, Inc. (NON)                                                            6,649,253
------------------------------------------------------------------------------------------------------------------------
                                                                                                             204,953,437
------------------------------------------------------------------------------------------------------------------------
Schools (0.7%)
.........................................................................................................................
           159,600   Apollo Group, Inc. Class A (NON)                                                          7,022,400
.........................................................................................................................
           127,300   Career Education Corp. (NON)                                                              5,092,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,114,400
------------------------------------------------------------------------------------------------------------------------
Semiconductor Production Equipment (2.1%)
.........................................................................................................................
           386,200   KLA-Tencor Corp. (NON)                                                                   13,659,894
.........................................................................................................................
           588,700   LAM Research Corp. (NON)                                                                  6,357,960
.........................................................................................................................
           463,900   Novellus Systems, Inc. (NON)                                                             13,026,312
.........................................................................................................................
           327,900   Teradyne, Inc. (NON)                                                                      4,265,979
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,310,145
------------------------------------------------------------------------------------------------------------------------
Shipping (0.4%)
.........................................................................................................................
            89,200   C.H. Robinson Worldwide, Inc.                                                             2,783,040
.........................................................................................................................
           156,500   Expeditors International of
                     Washington, Inc.                                                                          5,109,725
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,892,765
------------------------------------------------------------------------------------------------------------------------
Software (7.8%)
.........................................................................................................................
           445,600   Adobe Systems, Inc.                                                                      11,051,326
.........................................................................................................................
           154,000   Amdocs, Ltd. (Guernsey) (NON)                                                             1,512,280
.........................................................................................................................
            89,100   BEA Systems, Inc. (NON)                                                                   1,021,977
.........................................................................................................................
           142,900   BMC Software, Inc. (NON)                                                                  2,445,019
.........................................................................................................................
            61,700   Business Objects SA ADR (France) (NON)                                                      925,500
.........................................................................................................................
           341,200   Cadence Design Systems, Inc. (NON)                                                        4,022,748
.........................................................................................................................
           430,100   Cognos, Inc. (Canada) (NON)                                                              10,085,845
.........................................................................................................................
           410,500   Computer Associates International, Inc.                                                   5,541,750
.........................................................................................................................
           162,900   Electronic Arts, Inc. (NON)                                                               8,107,533
.........................................................................................................................
           135,600   Internet Security Systems, Inc. (NON)                                                     2,485,548
.........................................................................................................................
            88,300   Intuit, Inc. (NON)                                                                        4,143,036
.........................................................................................................................
           100,900   J.D. Edwards & Co. (NON)                                                                  1,138,152
.........................................................................................................................
           124,900   Mercury Interactive Corp. (NON)                                                           3,703,285
.........................................................................................................................
           598,100   Microsoft Corp. (NON)                                                                    30,921,770
.........................................................................................................................
           362,300   NETIQ Corp. (NON)                                                                         4,474,405
.........................................................................................................................
           603,700   Network Associates, Inc. (NON)                                                            9,713,533
.........................................................................................................................
           513,980   Oracle Corp. (NON)                                                                        5,550,982
.........................................................................................................................
           537,800   PeopleSoft, Inc. (NON)                                                                    9,841,740
.........................................................................................................................
           337,300   Symantec Corp. (NON)                                                                     13,664,023
.........................................................................................................................
            57,800   Synopsys, Inc. (NON)                                                                      2,667,470
.........................................................................................................................
           395,300   TIBCO Software, Inc. (NON)                                                                2,442,953
.........................................................................................................................
           133,200   VERITAS Software Corp. (NON)                                                              2,080,584
.........................................................................................................................
           282,200   webMethods, Inc. (NON)                                                                    2,319,684
------------------------------------------------------------------------------------------------------------------------
                                                                                                             139,861,143
------------------------------------------------------------------------------------------------------------------------
Staffing (0.3%)
.........................................................................................................................
           183,400   Hewitt Associates, Inc. Class A (NON)                                                     5,811,946
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.0%)
.........................................................................................................................
           371,000   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                            19,533,150
.........................................................................................................................
           410,800   BISYS Group, Inc. (The) (NON)                                                             6,531,720
.........................................................................................................................
           112,100   Concord EFS, Inc. (NON)                                                                   1,764,454
.........................................................................................................................
           144,700   Convergys Corp. (NON)                                                                     2,192,205
.........................................................................................................................
           155,000   DST Systems, Inc. (NON)                                                                   5,510,250
.........................................................................................................................
           216,800   Fiserv, Inc. (NON)                                                                        7,360,360
.........................................................................................................................
           461,300   SunGard Data Systems, Inc. (NON)                                                         10,868,228
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,760,367
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.5%)
.........................................................................................................................
           482,000   CenturyTel, Inc.                                                                         14,161,160
.........................................................................................................................
           552,300   Citizens Communications Co. (NON)                                                         5,826,765
.........................................................................................................................
           503,300   Nextel Communications, Inc. Class A (NON)                                                 5,813,115
.........................................................................................................................
           184,600   Western Wireless Corp. Class A (NON)                                                        978,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,779,420
------------------------------------------------------------------------------------------------------------------------
Telephone (0.1%)
.........................................................................................................................
            31,700   Telephone and Data Systems, Inc.                                                          1,490,534
------------------------------------------------------------------------------------------------------------------------
Textiles (0.1%)
.........................................................................................................................
            66,800   Jones Apparel Group, Inc. (NON)                                                           2,367,392
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.4%)
.........................................................................................................................
           158,400   Philip Morris Cos., Inc.                                                                  6,419,952
------------------------------------------------------------------------------------------------------------------------
Trucks & Parts (0.1%)
.........................................................................................................................
            20,600   PACCAR, Inc.                                                                                950,278
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $2,070,141,667)                                                                $1,761,884,005
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%) (a) (cost $31,798,275)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $31,798,275   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                   $31,798,275
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $2,101,939,942)                                                                $1,793,682,280
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Value Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (97.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (2.1%)
.........................................................................................................................
           131,800   Boeing Co. (The)                                                                         $4,348,082
.........................................................................................................................
           238,400   Rockwell Collins, Inc.                                                                    5,545,184
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,893,266
------------------------------------------------------------------------------------------------------------------------
Automotive (1.3%)
.........................................................................................................................
           180,100   Lear Corp. (NON)                                                                          5,993,728
------------------------------------------------------------------------------------------------------------------------
Banking (9.5%)
.........................................................................................................................
           168,500   Bank of America Corp.                                                                    11,722,545
.........................................................................................................................
           111,800   Comerica, Inc.                                                                            4,834,232
.........................................................................................................................
            72,200   M&T Bank Corp.                                                                            5,729,070
.........................................................................................................................
           337,900   Sovereign Bancorp, Inc.                                                                   4,747,495
.........................................................................................................................
            47,600   TCF Financial Corp.                                                                       2,079,644
.........................................................................................................................
           717,000   U.S. Bancorp                                                                             15,214,740
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,327,726
------------------------------------------------------------------------------------------------------------------------
Beverage (1.0%)
.........................................................................................................................
           179,400   Pepsi Bottling Group, Inc. (The)                                                          4,610,580
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.7%)
.........................................................................................................................
            74,000   Avery Dennison Corp.                                                                      4,519,920
.........................................................................................................................
           128,300   Dow Chemical Co. (The)                                                                    3,810,510
.........................................................................................................................
           466,500   Hercules, Inc. (NON)                                                                      4,105,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,435,630
------------------------------------------------------------------------------------------------------------------------
Coal (1.8%)
.........................................................................................................................
           264,800   Arch Coal, Inc.                                                                           5,717,032
.........................................................................................................................
            99,200   Peabody Energy Corp.                                                                      2,899,616
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,616,648
------------------------------------------------------------------------------------------------------------------------
Computers (3.4%)
.........................................................................................................................
           235,900   EMC Corp. (NON)                                                                           1,448,426
.........................................................................................................................
           749,876   Hewlett-Packard Co.                                                                      13,017,847
.........................................................................................................................
           507,200   Sun Microsystems, Inc. (NON)                                                              1,577,392
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,043,665
------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.3%)
.........................................................................................................................
             3,590   Berkshire Hathaway, Inc. Class B (NON)                                                    8,698,570
.........................................................................................................................
         1,222,200   Tyco Intl., Ltd. (Bermuda)                                                               20,875,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,573,746
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.4%)
.........................................................................................................................
           130,348   Capital One Financial Corp.                                                               3,873,943
.........................................................................................................................
           165,800   Household International, Inc.                                                             4,610,898
.........................................................................................................................
           412,700   Providian Financial Corp. (NON)                                                           2,678,423
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,163,264
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.0%)
.........................................................................................................................
           100,400   Fortune Brands, Inc.                                                                      4,669,604
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.6%)
.........................................................................................................................
           868,900   Service Corp. International (NON)                                                         2,884,748
------------------------------------------------------------------------------------------------------------------------
Containers (0.9%)
.........................................................................................................................
           282,000   Owens-Illinois, Inc. (NON)                                                                4,111,560
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (4.7%)
.........................................................................................................................
           326,600   CenterPoint Energy, Inc.                                                                  2,776,100
.........................................................................................................................
           741,700   Edison International (NON)                                                                8,789,145
.........................................................................................................................
            55,772   Entergy Corp.                                                                             2,542,645
.........................................................................................................................
           231,700   FirstEnergy Corp.                                                                         7,639,149
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,747,039
------------------------------------------------------------------------------------------------------------------------
Electronics (0.8%)
.........................................................................................................................
           413,200   Motorola, Inc.                                                                            3,574,180
------------------------------------------------------------------------------------------------------------------------
Energy (1.7%)
.........................................................................................................................
           167,400   BJ Services Co. (NON)                                                                     5,408,694
.........................................................................................................................
           130,000   Halliburton Co.                                                                           2,432,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,840,994
------------------------------------------------------------------------------------------------------------------------
Financial (7.8%)
.........................................................................................................................
           181,700   CIT Group, Inc.                                                                           3,561,320
.........................................................................................................................
           522,400   Citigroup, Inc.                                                                          18,383,256
.........................................................................................................................
           222,700   Fannie Mae                                                                               14,326,291
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,270,867
------------------------------------------------------------------------------------------------------------------------
Food (1.0%)
.........................................................................................................................
           205,800   Sara Lee Corp.                                                                            4,632,558
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.9%)
.........................................................................................................................
           137,000   Boise Cascade Corp.                                                                       3,455,140
.........................................................................................................................
           335,900   Smurfit-Stone Container Corp. (NON)                                                       5,169,837
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,624,977
------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.2%)
.........................................................................................................................
           131,300   CIGNA Corp.                                                                               5,399,056
------------------------------------------------------------------------------------------------------------------------
Insurance (3.1%)
.........................................................................................................................
           272,800   ACE, Ltd. (Bermuda)                                                                       8,003,952
.........................................................................................................................
            84,800   XL Capital, Ltd. Class A (Bermuda)                                                        6,550,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,554,752
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.0%)
.........................................................................................................................
           291,200   JPMorgan Chase & Co.                                                                      6,988,800
.........................................................................................................................
            60,600   Merrill Lynch & Co., Inc.                                                                 2,299,770
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,288,570
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.0%)
.........................................................................................................................
           281,610   Royal Caribbean Cruises, Ltd.                                                             4,702,887
------------------------------------------------------------------------------------------------------------------------
Machinery (1.1%)
.........................................................................................................................
           117,500   Ingersoll-Rand Co. Class A (Bermuda)                                                      5,059,550
------------------------------------------------------------------------------------------------------------------------
Media (2.2%)
.........................................................................................................................
         1,140,600   Liberty Media Corp. Class A (NON)                                                        10,196,964
------------------------------------------------------------------------------------------------------------------------
Metals (0.7%)
.........................................................................................................................
           108,300   Phelps Dodge Corp. (NON)                                                                  3,427,695
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
           321,000   El Paso Corp.                                                                             2,234,160
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.0%)
.........................................................................................................................
           164,000   Exxon Mobil Corp.                                                                         5,730,160
.........................................................................................................................
           394,900   Royal Dutch Petroleum Co.
                     ADR (Netherlands)                                                                        17,383,498
.........................................................................................................................
           165,900   Unocal Corp.                                                                              5,073,222
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,186,880
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.9%)
.........................................................................................................................
            96,300   Abbott Laboratories                                                                       3,852,000
.........................................................................................................................
           255,500   Merck & Co., Inc.                                                                        14,463,855
.........................................................................................................................
           163,300   Schering-Plough Corp.                                                                     3,625,260
.........................................................................................................................
           151,900   Wyeth                                                                                     5,681,060
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,622,175
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.7%)
.........................................................................................................................
            99,800   Eastman Kodak Co.                                                                         3,496,992
.........................................................................................................................
           558,000   Xerox Corp. (NON)                                                                         4,491,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,988,892
------------------------------------------------------------------------------------------------------------------------
Railroads (2.7%)
.........................................................................................................................
           198,200   Norfolk Southern Corp.                                                                    3,962,018
.........................................................................................................................
           144,700   Union Pacific Corp.                                                                       8,663,189
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,625,207
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.9%)
.........................................................................................................................
           118,000   Boston Properties, Inc. (R)                                                               4,349,480
------------------------------------------------------------------------------------------------------------------------
Regional Bells (3.8%)
.........................................................................................................................
           218,200   BellSouth Corp.                                                                           5,644,834
.........................................................................................................................
           417,100   Qwest Communications
                     International, Inc. (NON)                                                                 2,085,500
.........................................................................................................................
           369,100   SBC Communications, Inc.                                                                 10,006,301
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,736,635
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.2%)
.........................................................................................................................
           267,100   Darden Restaurants, Inc.                                                                  5,462,195
------------------------------------------------------------------------------------------------------------------------
Retail (6.3%)
.........................................................................................................................
           129,500   Federated Department Stores, Inc. (NON)                                                   3,724,420
.........................................................................................................................
           461,500   JC Penney Co., Inc. (Holding Co.)                                                        10,619,115
.........................................................................................................................
           339,258   Limited, Inc. (The)                                                                       4,725,864
.........................................................................................................................
           338,700   Office Depot, Inc. (NON)                                                                  4,999,212
.........................................................................................................................
         2,246,700   Rite Aid Corp. (NON)                                                                      5,504,415
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,573,026
------------------------------------------------------------------------------------------------------------------------
Software (1.0%)
.........................................................................................................................
           360,200   Computer Associates International, Inc.                                                   4,862,700
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.4%)
.........................................................................................................................
           451,100   Sprint Corp. (FON Group)                                                                  6,531,928
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.3%)
.........................................................................................................................
           259,500   Philip Morris Cos., Inc.                                                                 10,517,535
------------------------------------------------------------------------------------------------------------------------
Waste Management (1.5%)
.........................................................................................................................
           335,200   Republic Svcs., Inc. (NON)                                                                7,032,496
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $479,997,747)                                                                    $454,367,563
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $8,300,000   Elan Finance Corp., Ltd. cv. Liquid
                     Yield Option Note zero %, 2018
                     (Bermuda)                                                                                $3,859,500
.........................................................................................................................
         2,300,000   Providian Financial Corp. cv. sr.
                     notes 3 1/4s, 2005                                                                        1,710,625
.........................................................................................................................
         2,060,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                        1,838,550
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $5,622,123)                                                                        $7,408,675
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             5,700   Hercules Trust II 6.50% units cum.
                     cv. pfd.                                                                                 $3,092,250
.........................................................................................................................
            44,000   Xerox Corp. 144A $3.75 cv. pfd.                                                           2,431,000
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $5,386,662)                                                                        $5,523,250
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $12,871,163   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $12,867,070
.........................................................................................................................
         2,795,201   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                     2,795,201
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $15,662,269)                                                                      $15,662,271
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $506,668,801)                                                                    $482,961,759
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT OTC & Emerging Growth Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (100.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.2%)
.........................................................................................................................
            33,600   Lamar Advertising Co. (NON)                                                              $1,130,640
------------------------------------------------------------------------------------------------------------------------
Airlines (1.6%)
.........................................................................................................................
            16,350   JetBlue Airways Corp. (NON)                                                                 441,450
.........................................................................................................................
            28,000   Ryanair Holdings PLC ADR (Ireland) (NON)                                                  1,096,480
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,537,930
------------------------------------------------------------------------------------------------------------------------
Automotive (1.0%)
.........................................................................................................................
            11,700   CarMax, Inc. (NON)                                                                          209,196
.........................................................................................................................
            23,900   Gentex Corp. (NON)                                                                          756,196
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 965,392
------------------------------------------------------------------------------------------------------------------------
Banking (2.0%)
.........................................................................................................................
            13,500   New York Community Bancorp, Inc.                                                            389,880
.........................................................................................................................
            33,600   TCF Financial Corp.                                                                       1,467,984
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,857,864
------------------------------------------------------------------------------------------------------------------------
Biotechnology (4.0%)
.........................................................................................................................
            13,700   Amylin Pharmaceuticals, Inc. (NON)                                                          221,118
.........................................................................................................................
            21,700   Celgene Corp. (NON)                                                                         465,899
.........................................................................................................................
            13,400   Genzyme Corp. (NON)                                                                         396,238
.........................................................................................................................
            25,200   Gilead Sciences, Inc. (NON)                                                                 856,800
.........................................................................................................................
            33,000   InterMune, Inc. (NON)                                                                       841,830
.........................................................................................................................
            31,300   Scios, Inc. (NON)                                                                         1,019,754
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,801,639
------------------------------------------------------------------------------------------------------------------------
Broadcasting (4.2%)
.........................................................................................................................
            50,700   Cumulus Media, Inc. Class A (NON)                                                           753,909
.........................................................................................................................
            17,900   Entercom Communications Corp. (NON)                                                         839,868
.........................................................................................................................
            48,600   Radio One, Inc. Class D (NON)                                                               701,298
.........................................................................................................................
            44,800   Westwood One, Inc. (NON)                                                                  1,673,728
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,968,803
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.5%)
.........................................................................................................................
            19,600   CDW Computer Centers, Inc. (NON)                                                            859,460
.........................................................................................................................
            13,900   Choicepoint, Inc. (NON)                                                                     548,911
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,408,371
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.8%)
.........................................................................................................................
            67,000   Juniper Networks, Inc. (NON)                                                                455,600
.........................................................................................................................
            33,300   Polycom, Inc. (NON)                                                                         317,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 772,616
------------------------------------------------------------------------------------------------------------------------
Computers (2.1%)
.........................................................................................................................
            82,100   Emulex Corp. (NON)                                                                        1,522,955
.........................................................................................................................
            58,700   McDATA Corp. Class A (NON)                                                                  416,770
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,939,725
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.8%)
.........................................................................................................................
            10,900   Weight Watchers International, Inc. (NON)                                                   501,073
.........................................................................................................................
            16,300   Yankee Candle Co., Inc. (The) (NON)                                                         260,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 761,873
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
             5,900   Alliance Data Systems Corp. (NON)                                                           104,548
------------------------------------------------------------------------------------------------------------------------
Distribution (0.6%)
.........................................................................................................................
            17,600   Performance Food Group Co. (NON)                                                            597,678
------------------------------------------------------------------------------------------------------------------------
Electronics (10.8%)
.........................................................................................................................
            23,200   Altera Corp. (NON)                                                                          286,056
.........................................................................................................................
            37,100   Brooks-PRI Automation, Inc. (NON)                                                           425,166
.........................................................................................................................
            49,500   Centillium Communications, Inc. (NON)                                                       111,870
.........................................................................................................................
            69,300   Exar Corp. (NON)                                                                            859,320
.........................................................................................................................
            69,000   Integrated Device Technology, Inc. (NON)                                                    577,530
.........................................................................................................................
            40,000   Intersil Corp. Class A (NON)                                                                557,600
.........................................................................................................................
            34,400   Jabil Circuit, Inc. (NON)                                                                   616,448
.........................................................................................................................
           106,300   Marvell Technology Group,
                     Ltd. (Bermuda) (NON)                                                                      2,004,818
.........................................................................................................................
            60,900   QLogic Corp. (NON)                                                                        2,101,659
.........................................................................................................................
            48,500   Sanmina Corp. (NON)                                                                         217,765
.........................................................................................................................
            63,950   Silicon Laboratories, Inc. (NON)                                                          1,220,166
.........................................................................................................................
            86,170   Skyworks Solutions, Inc. (NON)                                                              742,785
.........................................................................................................................
            19,000   Varian Semiconductor Equipment (NON)                                                        451,459
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,172,642
------------------------------------------------------------------------------------------------------------------------
Energy (8.3%)
.........................................................................................................................
            35,900   BJ Services Co. (NON)                                                                     1,159,929
.........................................................................................................................
             9,600   Cooper Cameron Corp. (NON)                                                                  478,272
.........................................................................................................................
            44,900   ENSCO International, Inc.                                                                 1,322,305
.........................................................................................................................
            26,500   GlobalSantaFe Corp.                                                                         644,480
.........................................................................................................................
            29,898   Nabors Industries, Ltd. (Barbados) (NON)                                                  1,054,502
.........................................................................................................................
            37,400   Patterson-UTI Energy, Inc. (NON)                                                          1,128,358
.........................................................................................................................
            13,800   Smith International, Inc. (NON)                                                             450,156
.........................................................................................................................
            40,500   Varco International, Inc. (NON)                                                             704,700
.........................................................................................................................
            21,000   Weatherford Intl., Ltd. (NON)                                                               838,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,781,232
------------------------------------------------------------------------------------------------------------------------
Food (0.9%)
.........................................................................................................................
            24,800   Krispy Kreme Doughnuts, Inc. (NON)                                                          837,496
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.5%)
.........................................................................................................................
            26,600   Harrah's Entertainment, Inc. (NON)                                                        1,053,360
.........................................................................................................................
            19,400   Station Casinos, Inc. (NON)                                                                 343,380
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,396,740
------------------------------------------------------------------------------------------------------------------------
Health Care Services (12.6%)
.........................................................................................................................
            29,700   Accredo Health, Inc. (NON)                                                                1,046,925
.........................................................................................................................
            34,600   AdvancePCS (NON)                                                                            768,466
.........................................................................................................................
            15,800   AmerisourceBergen Corp.                                                                     858,098
.........................................................................................................................
           125,800   Caremark Rx, Inc. (NON)                                                                   2,044,250
.........................................................................................................................
            38,700   Community Health Systems, Inc. (NON)                                                        796,833
.........................................................................................................................
            12,000   Express Scripts, Inc. Class A (NON)                                                         576,480
.........................................................................................................................
            51,500   Health Management Associates, Inc.                                                          921,850
.........................................................................................................................
             6,200   Henry Schein, Inc. (NON)                                                                    279,000
.........................................................................................................................
            16,400   LifePoint Hospitals, Inc. (NON)                                                             490,868
.........................................................................................................................
            13,300   Manor Care, Inc. (NON)                                                                      247,513
.........................................................................................................................
            17,500   Mid Atlantic Medical Svcs., Inc. (NON)                                                      567,000
.........................................................................................................................
            33,500   Pediatrix Medical Group, Inc. (NON)                                                       1,342,010
.........................................................................................................................
            27,600   Steris Corp. (NON)                                                                          669,300
.........................................................................................................................
            17,800   Triad Hospitals, Inc. (NON)                                                                 530,974
.........................................................................................................................
            37,800   WebMD Corp. (NON)                                                                           323,190
.........................................................................................................................
            15,200   WellChoice, Inc. (NON)                                                                      364,040
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,826,797
------------------------------------------------------------------------------------------------------------------------
Insurance (0.7%)
.........................................................................................................................
            23,700   Willis Group Holdings, Ltd.
                     (United Kingdom) (NON)                                                                      679,479
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.1%)
.........................................................................................................................
            12,100   Eaton Vance Corp.                                                                           341,825
.........................................................................................................................
            25,000   T Rowe Price Group, Inc.                                                                    682,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,023,825
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.4%)
.........................................................................................................................
            67,200   Extended Stay America, Inc. (NON)                                                           991,200
.........................................................................................................................
            26,300   Hilton Hotels Corp.                                                                         334,273
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,325,473
------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.0%)
.........................................................................................................................
            36,700   Apogent Technologies, Inc. (NON)                                                            763,360
.........................................................................................................................
            15,400   Charles River Laboratories
                     International, Inc. (NON)                                                                   592,592
.........................................................................................................................
            10,900   Respironics, Inc. (NON)                                                                     331,698
.........................................................................................................................
            22,000   Varian Medical Systems, Inc. (NON)                                                        1,091,200
.........................................................................................................................
            24,800   Zimmer Holdings, Inc. (NON)                                                               1,029,696
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,808,546
------------------------------------------------------------------------------------------------------------------------
Metals (0.2%)
.........................................................................................................................
            15,400   Liquidmetal Technologies (NON)                                                              158,312
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.6%)
.........................................................................................................................
            13,200   Kinder Morgan, Inc.                                                                         557,964
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.1%)
.........................................................................................................................
            28,800   Noble Corp. (NON)                                                                         1,012,320
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (0.6%)
.........................................................................................................................
            12,300   Cephalon, Inc. (NON)                                                                        598,616
------------------------------------------------------------------------------------------------------------------------
Restaurants (3.0%)
.........................................................................................................................
            47,100   Applebee's International, Inc.                                                            1,092,296
.........................................................................................................................
            26,700   CBRL Group, Inc.                                                                            804,471
.........................................................................................................................
            11,600   Darden Restaurants, Inc.                                                                    237,220
.........................................................................................................................
            14,000   P.F. Chang's China Bistro, Inc. (NON)                                                       508,200
.........................................................................................................................
             4,700   Panera Bread Co. (NON)                                                                      163,607
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,805,794
------------------------------------------------------------------------------------------------------------------------
Retail (13.6%)
.........................................................................................................................
            21,500   99 Cents Only Stores (NON)                                                                  577,490
.........................................................................................................................
            24,200   Advance Auto Parts, Inc. (NON)                                                            1,183,380
.........................................................................................................................
            35,700   AutoZone, Inc. (NON)                                                                      2,522,205
.........................................................................................................................
            12,100   Borders Group, Inc. (NON)                                                                   194,810
.........................................................................................................................
            48,100   Chico's FAS, Inc. (NON)                                                                     909,571
.........................................................................................................................
            10,200   Coach, Inc. (NON)                                                                           335,784
.........................................................................................................................
            64,900   Dollar Tree Stores, Inc. (NON)                                                            1,594,593
.........................................................................................................................
            44,900   Family Dollar Stores, Inc.                                                                1,401,329
.........................................................................................................................
            29,100   Michaels Stores, Inc. (NON)                                                                 910,830
.........................................................................................................................
            26,700   Office Depot, Inc. (NON)                                                                    394,092
.........................................................................................................................
            23,100   PETsMART, Inc. (NON)                                                                        395,703
.........................................................................................................................
            19,000   Ross Stores, Inc.                                                                           805,410
.........................................................................................................................
            30,100   Too, Inc. (NON)                                                                             707,952
.........................................................................................................................
            32,900   Williams-Sonoma, Inc. (NON)                                                                 893,235
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,826,384
------------------------------------------------------------------------------------------------------------------------
Schools (2.5%)
.........................................................................................................................
            22,700   Apollo Group, Inc. Class A (NON)                                                            998,800
.........................................................................................................................
            25,400   Career Education Corp. (NON)                                                              1,016,000
.........................................................................................................................
             8,800   Education Management Corp. (NON)                                                            330,880
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,345,680
------------------------------------------------------------------------------------------------------------------------
Semiconductor (3.4%)
.........................................................................................................................
            16,300   Cymer, Inc. (NON)                                                                           525,675
.........................................................................................................................
            10,900   KLA-Tencor Corp. (NON)                                                                      385,533
.........................................................................................................................
            61,900   LAM Research Corp. (NON)                                                                    668,520
.........................................................................................................................
            36,100   LTX Corp. (NON)                                                                             217,683
.........................................................................................................................
            39,300   Novellus Systems, Inc. (NON)                                                              1,103,544
.........................................................................................................................
            12,500   Photon Dynamics, Inc. (NON)                                                                 285,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,185,955
------------------------------------------------------------------------------------------------------------------------
Shipping (0.6%)
.........................................................................................................................
            11,400   Expeditors International of
                     Washington, Inc.                                                                            372,210
.........................................................................................................................
            10,400   Heartland Express, Inc. (NON)                                                               238,274
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 610,484
------------------------------------------------------------------------------------------------------------------------
Software (8.1%)
.........................................................................................................................
            24,600   BMC Software, Inc. (NON)                                                                    420,906
.........................................................................................................................
            37,700   Cognos, Inc. (Canada) (NON)                                                                 884,065
.........................................................................................................................
            60,100   Documentum, Inc. (NON)                                                                      941,166
.........................................................................................................................
            27,300   Internet Security Systems, Inc. (NON)                                                       500,409
.........................................................................................................................
            30,000   Manhattan Associates, Inc. (NON)                                                            709,800
.........................................................................................................................
            13,600   Mercury Interactive Corp. (NON)                                                             403,240
.........................................................................................................................
            37,800   NETIQ Corp. (NON)                                                                           466,830
.........................................................................................................................
            70,300   Network Associates, Inc. (NON)                                                            1,131,127
.........................................................................................................................
            41,100   PeopleSoft, Inc. (NON)                                                                      752,130
.........................................................................................................................
            12,500   Symantec Corp. (NON)                                                                        506,375
.........................................................................................................................
           108,700   webMethods, Inc. (NON)                                                                      893,514
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,609,562
------------------------------------------------------------------------------------------------------------------------
Staffing (0.5%)
.........................................................................................................................
            13,400   Hewitt Associates, Inc. Class A (NON)                                                       424,646
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.4%)
.........................................................................................................................
            16,800   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               884,520
.........................................................................................................................
            54,900   BearingPoint, Inc. (NON)                                                                    378,810
.........................................................................................................................
             8,700   BISYS Group, Inc. (The) (NON)                                                               138,330
.........................................................................................................................
            11,200   DST Systems, Inc. (NON)                                                                     398,160
.........................................................................................................................
            10,100   Fair, Isaac and Co., Inc.                                                                   431,270
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,231,090
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.9%)
.........................................................................................................................
            55,800   Citizens Communications Co. (NON)                                                           588,690
.........................................................................................................................
            99,900   Nextel Communications, Inc. Class A (NON)                                                 1,153,845
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,742,535
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
             6,200   Waste Connections, Inc. (NON)                                                               239,384
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $105,754,644)                                                                     $94,048,035
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.2%) (a) (cost $217,230)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $217,230   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                      $217,230
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $105,971,874)                                                                     $94,265,265
------------------------------------------------------------------------------------------------------------------------

Written Options Outstanding at December 31,2002
(premium received $28,137)
------------------------------------------------------------------------------
Contract                                 Expiration Date/               Market
Amount                                       Strike Price                Value
...............................................................................
6,780 Silicon Laboratories, Inc.
      (Put)                             Mar 03/ 17.47 USD              $14,260
...............................................................................
6,780 Silicon Laboratories, Inc.
      (Call)                            Mar 03/ 28.15 USD                2,181
------------------------------------------------------------------------------
                                                                       $16,441
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Research Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (100.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.1%)
.........................................................................................................................
            23,400   Lockheed Martin Corp.                                                                    $1,351,350
.........................................................................................................................
            35,300   Raytheon Co.                                                                              1,085,475
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,436,825
------------------------------------------------------------------------------------------------------------------------
Airlines (1.2%)
.........................................................................................................................
           197,900   Southwest Airlines Co.                                                                    2,750,810
------------------------------------------------------------------------------------------------------------------------
Banking (6.9%)
.........................................................................................................................
            10,900   Bank of America Corp.                                                                       758,313
.........................................................................................................................
           135,600   Bank of New York Co., Inc. (The)                                                          3,248,976
.........................................................................................................................
            34,700   Comerica, Inc.                                                                            1,500,428
.........................................................................................................................
            13,600   Fifth Third Bancorp                                                                         796,280
.........................................................................................................................
            18,400   TCF Financial Corp.                                                                         803,896
.........................................................................................................................
           232,700   U.S. Bancorp                                                                              4,937,894
.........................................................................................................................
            29,600   Wells Fargo & Co.                                                                         1,387,352
.........................................................................................................................
            60,700   Zions Bancorp.                                                                            2,388,484
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,821,623
------------------------------------------------------------------------------------------------------------------------
Beverage (2.2%)
.........................................................................................................................
           119,500   PepsiCo, Inc.                                                                             5,045,290
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.1%)
.........................................................................................................................
            39,000   Amgen, Inc. (NON)                                                                         1,885,260
.........................................................................................................................
            25,900   MedImmune, Inc. (NON)                                                                       703,703
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,588,963
------------------------------------------------------------------------------------------------------------------------
Cable Television (2.1%)
.........................................................................................................................
           130,669   Comcast Corp. Class A (NON)                                                               3,079,868
.........................................................................................................................
            79,600   Echostar Communications Corp. Class A (NON)                                               1,771,896
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,851,764
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.4%)
.........................................................................................................................
             9,818   Ciba Specialty Chemicals
                     AG (Switzerland)                                                                            684,696
.........................................................................................................................
            34,700   PPG Industries, Inc.                                                                      1,740,205
.........................................................................................................................
            21,600   Rohm & Haas Co.                                                                             701,568
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,126,469
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.6%)
.........................................................................................................................
            42,300   Nokia OYJ ADR (Finland)                                                                     655,650
.........................................................................................................................
            18,500   QUALCOMM, Inc. (NON)                                                                        673,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,328,865
------------------------------------------------------------------------------------------------------------------------
Computers (4.5%)
.........................................................................................................................
            96,400   Dell Computer Corp. (NON)                                                                 2,577,736
.........................................................................................................................
           319,600   Hewlett-Packard Co.                                                                       5,548,256
.........................................................................................................................
            23,600   Lexmark International, Inc. (NON)                                                         1,427,800
.........................................................................................................................
            30,100   NCR Corp. (NON)                                                                             714,574
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,268,366
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.6%)
.........................................................................................................................
            80,000   Honeywell International, Inc.                                                             1,920,000
.........................................................................................................................
           237,900   Tyco Intl., Ltd. (Bermuda)                                                                4,063,332
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,983,332
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.2%)
.........................................................................................................................
            40,200   Capital One Financial Corp.                                                               1,194,744
.........................................................................................................................
            83,800   MBNA Corp.                                                                                1,593,876
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,788,620
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.0%)
.........................................................................................................................
            15,300   Avon Products, Inc.                                                                         824,211
.........................................................................................................................
            79,100   Kimberly-Clark Corp.                                                                      3,754,877
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,579,088
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.7%)
.........................................................................................................................
           108,200   CenterPoint Energy, Inc.                                                                    919,700
.........................................................................................................................
           164,500   Edison International (NON)                                                                1,949,325
.........................................................................................................................
            21,000   Entergy Corp.                                                                               957,390
.........................................................................................................................
            23,500   FirstEnergy Corp.                                                                           774,795
.........................................................................................................................
            62,900   PG&E Corp. (NON)                                                                            874,310
.........................................................................................................................
            17,400   Progress Energy, Inc.                                                                       754,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,229,810
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
.........................................................................................................................
            15,500   Emerson Electric Co.                                                                        788,175
------------------------------------------------------------------------------------------------------------------------
Electronics (2.8%)
.........................................................................................................................
            26,300   Analog Devices, Inc. (NON)                                                                  627,781
.........................................................................................................................
           291,100   Intel Corp.                                                                               4,532,427
.........................................................................................................................
           130,100   Motorola, Inc.                                                                            1,125,365
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,285,573
------------------------------------------------------------------------------------------------------------------------
Energy (0.4%)
.........................................................................................................................
            34,000   GlobalSantaFe Corp.                                                                         826,880
------------------------------------------------------------------------------------------------------------------------
Financial (6.2%)
.........................................................................................................................
           266,300   Citigroup, Inc.                                                                           9,371,097
.........................................................................................................................
            80,800   Freddie Mac                                                                               4,771,240
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,142,337
------------------------------------------------------------------------------------------------------------------------
Food (1.8%)
.........................................................................................................................
            17,400   General Mills, Inc.                                                                         816,930
.........................................................................................................................
            84,400   Kraft Foods, Inc. Class A                                                                 3,285,692
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,102,622
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.8%)
.........................................................................................................................
            53,500   Smurfit-Stone Container Corp. (NON)                                                         823,419
.........................................................................................................................
            18,500   Weyerhaeuser Co.                                                                            910,385
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,733,804
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.3%)
.........................................................................................................................
             9,500   International Game Technology (NON)                                                         721,240
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.5%)
.........................................................................................................................
            67,900   Cardinal Health, Inc.                                                                     4,019,001
.........................................................................................................................
            25,100   HCA, Inc.                                                                                 1,041,650
.........................................................................................................................
             9,592   Wellpoint Health Networks, Inc. (NON)                                                       682,567
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,743,218
------------------------------------------------------------------------------------------------------------------------
Insurance (6.1%)
.........................................................................................................................
            81,200   ACE, Ltd. (Bermuda)                                                                       2,382,408
.........................................................................................................................
           145,600   American International Group, Inc.                                                        8,422,960
.........................................................................................................................
            38,300   Radian Group, Inc.                                                                        1,422,845
.........................................................................................................................
            20,424   XL Capital, Ltd. Class A (Bermuda)                                                        1,577,754
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,805,967
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.9%)
.........................................................................................................................
           202,300   Hilton Hotels Corp.                                                                       2,571,233
.........................................................................................................................
           112,000   Royal Caribbean Cruises, Ltd.                                                             1,870,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,441,633
------------------------------------------------------------------------------------------------------------------------
Machinery (2.3%)
.........................................................................................................................
            64,700   Ingersoll-Rand Co. Class A (Bermuda)                                                      2,785,982
.........................................................................................................................
            55,400   Parker-Hannifin Corp.                                                                     2,555,602
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,341,584
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.1%)
.........................................................................................................................
            85,900   Dover Corp.                                                                               2,504,844
------------------------------------------------------------------------------------------------------------------------
Media (2.0%)
.........................................................................................................................
            68,500   AOL Time Warner, Inc. (NON)                                                                 897,350
.........................................................................................................................
           314,312   Liberty Media Corp. Class A (NON)                                                         2,809,949
.........................................................................................................................
            57,700   Walt Disney Co. (The)                                                                       941,087
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,648,386
------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.8%)
.........................................................................................................................
           101,600   Baxter International, Inc.                                                                2,844,800
.........................................................................................................................
            17,700   Boston Scientific Corp. (NON)                                                               752,604
.........................................................................................................................
            13,200   Medtronic, Inc.                                                                             601,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,199,324
------------------------------------------------------------------------------------------------------------------------
Metals (0.6%)
.........................................................................................................................
            29,700   Alcoa, Inc.                                                                                 676,566
.........................................................................................................................
           128,492   BHP Billiton, Ltd. (Australia)                                                              734,261
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,410,827
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.4%)
.........................................................................................................................
            38,900   NiSource, Inc.                                                                              778,000
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.2%)
.........................................................................................................................
            17,200   Burlington Resources, Inc.                                                                  733,580
.........................................................................................................................
            80,300   ENI SpA (Italy)                                                                           1,276,521
.........................................................................................................................
           300,058   Exxon Mobil Corp.                                                                        10,484,025
.........................................................................................................................
            23,400   TotalFinaElf SA ADR (France)                                                              1,673,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,167,226
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.0%)
.........................................................................................................................
           106,300   Abbott Laboratories                                                                       4,252,000
.........................................................................................................................
               100   Allergan, Inc.                                                                                5,762
.........................................................................................................................
            36,300   Forest Laboratories, Inc. (NON)                                                           3,565,386
.........................................................................................................................
           105,800   Johnson & Johnson                                                                         5,682,518
.........................................................................................................................
               100   King Pharmaceuticals, Inc. (NON)                                                              1,719
.........................................................................................................................
                57   Novartis AG ADR (Switzerland)                                                                 2,094
.........................................................................................................................
           103,400   Pfizer, Inc.                                                                              3,160,938
.........................................................................................................................
           131,400   Pharmacia Corp.                                                                           5,492,520
.........................................................................................................................
            19,400   Wyeth                                                                                       725,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,888,497
------------------------------------------------------------------------------------------------------------------------
Power Producers (0.4%)
.........................................................................................................................
           314,413   Reliant Resources, Inc. (NON)                                                             1,006,122
------------------------------------------------------------------------------------------------------------------------
Railroads (1.5%)
.........................................................................................................................
            57,600   Union Pacific Corp.                                                                       3,448,512
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
            27,600   Equity Office Properties Trust (R)                                                          689,448
------------------------------------------------------------------------------------------------------------------------
Regional Bells (3.0%)
.........................................................................................................................
           126,200   BellSouth Corp.                                                                           3,264,794
.........................................................................................................................
            93,600   Verizon Communications, Inc.                                                              3,627,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,891,794
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.6%)
.........................................................................................................................
            58,900   Yum! Brands, Inc. (NON)                                                                   1,426,558
------------------------------------------------------------------------------------------------------------------------
Retail (7.8%)
.........................................................................................................................
            29,900   AutoZone, Inc. (NON)                                                                      2,112,435
.........................................................................................................................
            29,400   Best Buy Cos., Inc. (NON)                                                                   710,010
.........................................................................................................................
            30,500   JC Penney Co., Inc. (Holding Co.)                                                           701,805
.........................................................................................................................
            16,600   Kohl's Corp. (NON)                                                                          928,770
.........................................................................................................................
            82,400   Lowe's Cos., Inc.                                                                         3,090,000
.........................................................................................................................
           153,000   Office Depot, Inc. (NON)                                                                  2,258,280
.........................................................................................................................
           124,400   Target Corp.                                                                              3,732,000
.........................................................................................................................
            50,000   TJX Cos., Inc. (The)                                                                        976,000
.........................................................................................................................
            63,100   Wal-Mart Stores, Inc.                                                                     3,187,181
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,696,481
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.3%)
.........................................................................................................................
            58,700   Advantest Corp. ADR (Japan)                                                                 629,851
------------------------------------------------------------------------------------------------------------------------
Software (5.6%)
.........................................................................................................................
            27,400   Adobe Systems, Inc.                                                                         679,547
.........................................................................................................................
            42,300   BMC Software, Inc. (NON)                                                                    723,753
.........................................................................................................................
           164,800   Computer Associates International, Inc.                                                   2,224,800
.........................................................................................................................
           176,200   Microsoft Corp. (NON)                                                                     9,109,540
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,737,640
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.1%)
.........................................................................................................................
            44,100   BearingPoint, Inc. (NON)                                                                    304,290
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.7%)
.........................................................................................................................
            30,460   AT&T Corp.                                                                                  795,311
.........................................................................................................................
            25,700   CenturyTel, Inc.                                                                            755,066
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,550,377
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.4%)
.........................................................................................................................
           135,700   Philip Morris Cos., Inc.                                                                  5,499,921
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
            31,500   Waste Management, Inc.                                                                      721,980
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $250,273,564)                                                                    $228,932,936
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $510,026   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                              $509,864
.........................................................................................................................
            40,492   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                        40,492
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $550,356)                                                                            $550,356
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $250,823,920)                                                                    $229,483,292
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $2,171,221)
------------------------------------------------------------------------------
                                         Aggregate                 Unrealized
                               Market         Face    Delivery   Appreciation/
                                Value        Value        Date  (Depreciation)
...............................................................................
Canadian Dollars               $3,787       $3,832     3/19/03           $(45)
...............................................................................
British Pounds              1,281,080    1,268,960     3/19/03         12,120
...............................................................................
Euro                          194,565      187,012     3/19/03          7,553
...............................................................................
Swiss Francs                  757,260      711,417     3/19/03         45,843
------------------------------------------------------------------------------
                                                                      $65,471
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $7,605,929)
------------------------------------------------------------------------------
                                        Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
Australian Dollars           $711,683     $704,446     3/19/03        $(7,237)
...............................................................................
British Pounds              1,276,276    1,240,929     3/19/03        (35,347)
...............................................................................
Euro                        3,769,005    3,577,482     3/19/03       (191,523)
...............................................................................
Japanese Yen                  686,150      654,501     3/19/03        (31,649)
...............................................................................
Swiss Francs                1,521,766    1,428,571     3/19/03        (93,195)
------------------------------------------------------------------------------
                                                                    $(358,951)
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Small Cap Value Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (95.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.9%)
.........................................................................................................................
           522,150   AAR Corp.                                                                                $2,689,073
.........................................................................................................................
            71,100   Heico Corp.                                                                                 754,371
.........................................................................................................................
             6,840   Heico Corp. Class A                                                                          56,567
.........................................................................................................................
           226,600   Innovative Solutions & Support, Inc. (NON)                                                1,413,984
.........................................................................................................................
           107,350   Teledyne Technologies, Inc. (NON)                                                         1,683,248
.........................................................................................................................
            49,500   United Defense Industries, Inc. (NON)                                                     1,153,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,750,593
------------------------------------------------------------------------------------------------------------------------
Airlines (0.3%)
.........................................................................................................................
           178,400   Airtran Holdings, Inc. (NON)                                                                695,760
.........................................................................................................................
            27,800   Atlantic Coast Airlines, Inc. (NON)                                                         334,434
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,030,194
------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
.........................................................................................................................
            62,600   Carlisle Cos., Inc.                                                                       2,590,388
.........................................................................................................................
            41,000   CLARCOR, Inc.                                                                             1,323,070
.........................................................................................................................
            79,450   CSK Auto Corp. (NON)                                                                        873,950
.........................................................................................................................
           228,550   Tower Automotive, Inc. (NON)                                                              1,028,475
.........................................................................................................................
            60,700   Tower Automotive, Inc. (Private) (NON)                                                      273,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,089,033
------------------------------------------------------------------------------------------------------------------------
Banking (12.7%)
.........................................................................................................................
           129,600   AMCORE Financial, Inc.                                                                    2,812,320
.........................................................................................................................
           422,750   BankAtlantic Bancorp, Inc. Class A                                                        3,994,988
.........................................................................................................................
           260,903   Brookline Bancorp, Inc.                                                                   3,104,746
.........................................................................................................................
            40,750   Citizens Banking Corp.                                                                    1,009,785
.........................................................................................................................
           189,700   Colonial Bancgroup, Inc.                                                                  2,263,121
.........................................................................................................................
           141,500   Commercial Federal Corp.                                                                  3,304,025
.........................................................................................................................
            81,600   Downey Financial Corp.                                                                    3,182,400
.........................................................................................................................
            65,450   East West Bancorp, Inc.                                                                   2,361,436
.........................................................................................................................
            30,200   First Community Bancorp                                                                     994,516
.........................................................................................................................
           144,100   Flagstar Bancorp, Inc.                                                                    3,112,560
.........................................................................................................................
           152,800   Greater Bay Bancorp                                                                       2,641,912
.........................................................................................................................
            89,500   Hudson United Bancorp                                                                     2,783,450
.........................................................................................................................
           149,300   Irwin Financial Corp.                                                                     2,463,450
.........................................................................................................................
           143,000   Provident Bankshares Corp.                                                                3,304,873
.........................................................................................................................
           103,634   Republic Bancorp, Inc.                                                                    1,219,772
.........................................................................................................................
           193,400   Sovereign Bancorp, Inc.                                                                   2,717,270
.........................................................................................................................
           164,800   Sterling Bancshares, Inc.                                                                 2,013,856
.........................................................................................................................
            49,550   W Holding Co., Inc.                                                                         813,116
.........................................................................................................................
           136,927   Washington Federal, Inc.                                                                  3,402,636
.........................................................................................................................
            97,600   Webster Financial Corp.                                                                   3,396,480
.........................................................................................................................
            27,400   Wintrust Financial Corp.                                                                    858,168
------------------------------------------------------------------------------------------------------------------------
                                                                                                              51,754,880
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.6%)
.........................................................................................................................
            44,500   Ameron International Corp.                                                                2,454,175
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.6%)
.........................................................................................................................
           216,000   Sinclair Broadcast Group, Inc. (NON)                                                      2,512,080
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.7%)
.........................................................................................................................
           232,600   Apogee Enterprises, Inc.                                                                  2,082,003
.........................................................................................................................
           194,850   Interface, Inc. Class A                                                                     598,190
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,680,193
------------------------------------------------------------------------------------------------------------------------
Chemicals (4.0%)
.........................................................................................................................
            65,000   Airgas, Inc. (NON)                                                                        1,121,250
.........................................................................................................................
           582,122   Crompton Corp.                                                                            3,463,626
.........................................................................................................................
           115,000   Ferro Corp.                                                                               2,809,450
.........................................................................................................................
            75,300   H.B. Fuller Co.                                                                           1,948,764
.........................................................................................................................
           641,000   Omnova Solutions, Inc. (NON)                                                              2,583,230
.........................................................................................................................
           506,150   PolyOne Corp.                                                                             1,984,108
.........................................................................................................................
           154,420   RPM, Inc.                                                                                 2,359,538
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,269,966
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.7%)
.........................................................................................................................
            63,200   Banta Corp.                                                                               1,976,264
.........................................................................................................................
           132,050   ePlus, Inc. (NON)                                                                           930,953
.........................................................................................................................
           147,400   Hall, Kinion & Associates, Inc. (NON)                                                       824,113
.........................................................................................................................
            23,000   John H. Harland Co.                                                                         508,990
.........................................................................................................................
           301,150   MPS Group, Inc. (NON)                                                                     1,668,371
.........................................................................................................................
            72,200   RemedyTemp, Inc. Class A (NON)                                                            1,010,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,919,491
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.7%)
.........................................................................................................................
           108,500   Inter-Tel, Inc.                                                                           2,268,735
.........................................................................................................................
            91,000   Performance Technologies, Inc. (NON)                                                        296,660
.........................................................................................................................
           158,550   Turnstone Systems, Inc. (NON)                                                               428,085
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,993,480
------------------------------------------------------------------------------------------------------------------------
Computers (1.0%)
.........................................................................................................................
            80,000   Anixter International, Inc. (NON)                                                         1,860,000
.........................................................................................................................
           105,900   Mentor Graphics Corp. (NON)                                                                 832,374
.........................................................................................................................
           174,700   Symbol Technologies, Inc.                                                                 1,436,034
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,128,408
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.6%)
.........................................................................................................................
            52,450   AMETEK, Inc.                                                                              2,018,801
.........................................................................................................................
            74,800   GenCorp, Inc.                                                                               592,416
.........................................................................................................................
           368,100   Walter Industries, Inc.                                                                   3,986,523
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,597,740
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.5%)
.........................................................................................................................
           148,200   American Greetings Corp. Class A (NON)                                                    2,341,560
.........................................................................................................................
           149,100   Dial Corp. (The)                                                                          3,037,167
.........................................................................................................................
            59,300   Lancaster Colony Corp.                                                                    2,317,444
.........................................................................................................................
            81,150   Rayovac Corp. (NON)                                                                       1,081,730
.........................................................................................................................
           105,700   Tupperware Corp.                                                                          1,593,956
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,371,857
------------------------------------------------------------------------------------------------------------------------
Consumer Services (1.1%)
.........................................................................................................................
            68,720   Arbitron, Inc. (NON)                                                                      2,302,120
.........................................................................................................................
           410,400   Stewart Enterprises, Inc. Class A (NON)                                                   2,286,338
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,588,458
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.3%)
.........................................................................................................................
           350,500   Northwestern Corp.                                                                        1,780,540
.........................................................................................................................
           542,250   Sierra Pacific Resources (NON)                                                            3,524,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,305,165
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.6%)
.........................................................................................................................
            80,020   Lincoln Electric Holdings, Inc.                                                           1,852,463
.........................................................................................................................
            38,600   Thomas & Betts Corp. (NON)                                                                  652,340
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,504,803
------------------------------------------------------------------------------------------------------------------------
Electronics (2.4%)
.........................................................................................................................
           349,100   Avnet, Inc. (NON)                                                                         3,780,753
.........................................................................................................................
            70,400   General Cable Corp.                                                                         267,520
.........................................................................................................................
           339,200   Pioneer-Standard Electronics, Inc.                                                        3,113,856
.........................................................................................................................
           394,600   Robotic Vision Systems, Inc. (Private) (NON)                                                 94,704
.........................................................................................................................
            85,600   Robotic Vision Systems, Inc. (NON)                                                           20,544
.........................................................................................................................
           340,500   X-Rite, Inc.                                                                              2,380,095
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,657,472
------------------------------------------------------------------------------------------------------------------------
Energy (1.8%)
.........................................................................................................................
           146,400   Global Industries, Ltd. (NON)                                                               610,488
.........................................................................................................................
            92,200   GulfMark Offshore, Inc. (NON)                                                             1,359,950
.........................................................................................................................
            37,500   Hydril Co. (NON)                                                                            883,875
.........................................................................................................................
            72,700   National-Oilwell, Inc. (NON)                                                              1,587,768
.........................................................................................................................
           130,050   Newpark Resources, Inc. (NON)                                                               565,718
.........................................................................................................................
            81,200   Pride International, Inc. (NON)                                                           1,209,880
.........................................................................................................................
            54,600   Varco International, Inc. (NON)                                                             950,040
.........................................................................................................................
            41,100   Veritas DGC, Inc. (NON)                                                                     324,690
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,492,409
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.5%)
.........................................................................................................................
            17,800   EMCOR Group, Inc. (NON)                                                                     943,578
.........................................................................................................................
            45,300   Texas Industries, Inc.                                                                    1,100,790
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,044,368
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.1%)
.........................................................................................................................
            25,600   Regal Entertainment Group Class A                                                           548,352
------------------------------------------------------------------------------------------------------------------------
Financial (1.5%)
.........................................................................................................................
           165,250   Advanta Corp. Class B                                                                     1,551,698
.........................................................................................................................
            53,500   New Century Financial Corp. (Private)                                                     1,358,365
.........................................................................................................................
           242,700   Saxon Capital, Inc. (NON)                                                                 3,036,177
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,946,240
------------------------------------------------------------------------------------------------------------------------
Food (2.0%)
.........................................................................................................................
            82,400   Chiquita Brands International, Inc. (NON)                                                 1,092,624
.........................................................................................................................
            64,450   Constellation Brands, Inc. Class A (NON)                                                  1,528,110
.........................................................................................................................
           183,400   International Multifoods Corp. (NON)                                                      3,886,246
.........................................................................................................................
           100,300   Interstate Bakeries Corp.                                                                 1,529,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,036,555
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.1%)
.........................................................................................................................
            16,500   BWAY Corp. (NON)                                                                            326,370
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.6%)
.........................................................................................................................
            85,950   GTECH Holdings Corp. (NON)                                                                2,394,567
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.4%)
.........................................................................................................................
           469,400   Britesmile, Inc. (NON)                                                                      154,902
.........................................................................................................................
            77,100   Britesmile, Inc. (Private) (NON)                                                             25,443
.........................................................................................................................
            32,900   Cobalt Corp. (NON)                                                                          454,020
.........................................................................................................................
           326,500   Hooper Holmes, Inc.                                                                       2,004,710
.........................................................................................................................
           261,200   Omnicare, Inc.                                                                            6,224,396
.........................................................................................................................
           261,700   PSS World Medical, Inc. (NON)                                                             1,790,028
.........................................................................................................................
            94,600   Sierra Health Svcs., Inc. (NON)                                                           1,136,146
.........................................................................................................................
             9,000   Steris Corp. (NON)                                                                          218,250
.........................................................................................................................
            69,150   Sunrise Assisted Living, Inc. (NON)                                                       1,721,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,729,039
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.5%)
.........................................................................................................................
           701,000   Fleetwood Enterprises, Inc. (NON)                                                         5,502,850
.........................................................................................................................
            22,950   Meritage Corp. (NON)                                                                        772,268
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,275,118
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.6%)
.........................................................................................................................
            60,500   Furniture Brands International, Inc. (NON)                                                1,442,925
.........................................................................................................................
            73,900   Haverty Furniture Cos., Inc.                                                              1,027,210
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,470,135
------------------------------------------------------------------------------------------------------------------------
Insurance (6.4%)
.........................................................................................................................
           125,100   AmerUs Group Co.                                                                          3,536,577
.........................................................................................................................
           236,500   Ceres Group, Inc. (NON)                                                                     454,080
.........................................................................................................................
            50,518   FBL Financial Group, Inc. Class A                                                           983,585
.........................................................................................................................
         1,051,700   Fremont General Corp.                                                                     4,722,133
.........................................................................................................................
            83,700   Hub International, Ltd. (Canada)                                                          1,073,871
.........................................................................................................................
            90,400   Landamerica Financial Group, Inc.                                                         3,204,680
.........................................................................................................................
            73,950   Philadelphia Consolidated Holding Corp. (NON)                                             2,617,830
.........................................................................................................................
           183,500   Presidential Life Corp.                                                                   1,822,155
.........................................................................................................................
            64,800   Stancorp Financial Group                                                                  3,165,480
.........................................................................................................................
            71,100   State Auto Financial Corp.                                                                1,102,050
.........................................................................................................................
           685,164   Trenwick Group, Ltd. (Bermuda)                                                              493,318
.........................................................................................................................
            73,700   W.R. Berkley Corp.                                                                        2,919,257
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,095,016
------------------------------------------------------------------------------------------------------------------------
Leisure (0.5%)
.........................................................................................................................
           106,100   Brunswick Corp.                                                                           2,107,146
------------------------------------------------------------------------------------------------------------------------
Machinery (2.0%)
.........................................................................................................................
           261,700   DT Industries, Inc. (Private)
                     (acquired 6/20/02, cost $837,440) (RES) (NON)                                               614,733
.........................................................................................................................
           112,200   DT Industries, Inc. (NON)                                                                   292,842
.........................................................................................................................
            60,350   Gardner Denver, Inc. (NON)                                                                1,225,105
.........................................................................................................................
           432,730   Milacron, Inc.                                                                            2,574,744
.........................................................................................................................
            68,350   MSC Industrial Direct Co., Inc. Class A (NON)                                             1,213,213
.........................................................................................................................
           107,500   Regal-Beloit Corp.                                                                        2,225,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,145,887
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.0%)
.........................................................................................................................
           160,020   Kaman Corp.                                                                               1,760,220
.........................................................................................................................
            90,400   Pentair, Inc.                                                                             3,123,320
.........................................................................................................................
           124,500   York International Corp.                                                                  3,183,465
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,067,005
------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.8%)
.........................................................................................................................
            26,000   Arrow International, Inc.                                                                 1,057,420
.........................................................................................................................
            50,350   Conmed Corp. (NON)                                                                          986,357
.........................................................................................................................
           105,900   Datascope Corp.                                                                           2,626,426
.........................................................................................................................
             4,500   Diagnostic Products Corp.                                                                   173,790
.........................................................................................................................
            17,500   Edwards Lifesciences Corp. (NON)                                                            445,725
.........................................................................................................................
            35,900   Haemonetics Corp. (NON)                                                                     770,414
.........................................................................................................................
            71,400   Mentor Corp.                                                                              2,748,900
.........................................................................................................................
           453,000   Meridian Bioscience, Inc.                                                                 3,116,640
.........................................................................................................................
             6,100   Respironics, Inc. (NON)                                                                     185,629
.........................................................................................................................
            80,300   Serologicals Corp. (NON)                                                                    883,300
.........................................................................................................................
            82,100   Vital Signs, Inc.                                                                         2,453,148
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,447,749
------------------------------------------------------------------------------------------------------------------------
Metals (1.2%)
.........................................................................................................................
            70,200   Quanex Corp.                                                                              2,351,700
.........................................................................................................................
            37,000   Reliance Steel & Aluminum Co.                                                               771,080
.........................................................................................................................
            76,750   Steel Dynamics, Inc. (NON)                                                                  923,303
.........................................................................................................................
            72,610   United States Steel Corp.                                                                   952,643
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,998,726
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
            68,700   Energen Corp.                                                                             1,999,170
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.6%)
.........................................................................................................................
           116,600   Standard Register Co. (The)                                                               2,098,800
.........................................................................................................................
           214,100   Wallace Computer Svcs., Inc.                                                              4,605,291
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,704,091
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.6%)
.........................................................................................................................
            27,300   Exco Resources, Inc. (NON)                                                                  477,204
.........................................................................................................................
           179,450   Magnum Hunter Resources, Inc. (NON)                                                       1,067,728
.........................................................................................................................
            39,750   Newfield Exploration Co. (NON)                                                            1,432,988
.........................................................................................................................
            42,000   Premcor, Inc. (NON)                                                                         933,660
.........................................................................................................................
            38,850   Quicksilver Resources, Inc. (NON)                                                           871,406
.........................................................................................................................
           760,100   Range Resources Corp. (NON)                                                               4,104,540
.........................................................................................................................
           123,200   Remington Oil & Gas Corp. (NON)                                                           2,021,712
.........................................................................................................................
            97,600   St. Mary Land & Exploration Co.                                                           2,440,000
.........................................................................................................................
           103,700   Universal Compression Holdings, Inc. (NON)                                                1,983,781
.........................................................................................................................
           329,400   Vintage Petroleum, Inc.                                                                   3,475,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,808,189
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (1.9%)
.........................................................................................................................
           318,500   Alpharma, Inc. Class A                                                                    3,793,335
.........................................................................................................................
           234,000   Owens & Minor, Inc.                                                                       3,842,280
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,635,615
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.5%)
.........................................................................................................................
           635,350   Ikon Office Solutions, Inc.                                                               4,542,753
.........................................................................................................................
            47,250   Imation Corp. (NON)                                                                       1,657,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,200,283
------------------------------------------------------------------------------------------------------------------------
Publishing (0.5%)
.........................................................................................................................
           194,000   Playboy Enterprises, Inc. Class B (NON)                                                   1,965,220
------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
.........................................................................................................................
            34,050   Genesee & Wyoming, Inc. Class A (NON)                                                       692,918
.........................................................................................................................
            46,900   Rail America, Inc. (Private) (NON)                                                          336,273
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,029,191
------------------------------------------------------------------------------------------------------------------------
Real Estate (3.7%)
.........................................................................................................................
            63,950   Alexandria Real Estate Equities, Inc. (R)                                                 2,724,270
.........................................................................................................................
           107,850   Anworth Mortgage Asset Corp. (R)                                                          1,355,675
.........................................................................................................................
           153,050   Apex Mortgage Capital, Inc. (R)                                                           1,000,947
.........................................................................................................................
            98,750   Entertainment Properties Trust (R)                                                        2,322,600
.........................................................................................................................
            64,350   FBR Asset Investment Corp. (R)                                                            2,181,465
.........................................................................................................................
           128,550   Getty Realty Corp. (R)                                                                    2,436,023
.........................................................................................................................
           107,050   Mills Corp. (R)                                                                           3,140,847
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,161,827
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.3%)
.........................................................................................................................
            41,700   CBRL Group, Inc.                                                                          1,256,421
------------------------------------------------------------------------------------------------------------------------
Retail (6.1%)
.........................................................................................................................
            23,050   Aaron Rents, Inc.                                                                           504,334
.........................................................................................................................
           373,200   Casual Male Retail Group, Inc. (NON)                                                      1,444,284
.........................................................................................................................
           123,300   Claire's Stores, Inc.                                                                     2,721,231
.........................................................................................................................
            68,850   Coldwater Creek, Inc. (NON)                                                               1,321,920
.........................................................................................................................
           162,800   dELiA(a)s Corp. Class A (NON)                                                                73,260
.........................................................................................................................
            42,800   Finlay Enterprises, Inc. (NON)                                                              516,168
.........................................................................................................................
            46,350   Gart Sports Co. (NON)                                                                       896,873
.........................................................................................................................
           103,300   Hughes Supply, Inc.                                                                       2,822,156
.........................................................................................................................
           117,800   Longs Drug Stores, Inc.                                                                   2,443,172
.........................................................................................................................
           209,133   Nu Skin Enterprises, Inc. Class A                                                         2,503,322
.........................................................................................................................
            17,500   Payless Shoesource, Inc. (NON)                                                              900,725
.........................................................................................................................
            67,400   Pep Boys (The) - Manny, Moe, & Jack                                                         781,840
.........................................................................................................................
           162,500   Pier 1 Imports, Inc.                                                                      3,076,125
.........................................................................................................................
           243,800   Ruddick Corp.                                                                             3,337,622
.........................................................................................................................
            99,750   Sonic Automotive, Inc. (NON)                                                              1,483,283
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,826,315
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.1%)
.........................................................................................................................
           175,700   Cohu, Inc.                                                                                2,582,790
.........................................................................................................................
           151,400   Helix Technology Corp.                                                                    1,695,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,278,470
------------------------------------------------------------------------------------------------------------------------
Shipping (2.5%)
.........................................................................................................................
           256,200   EGL, Inc. (NON)                                                                           3,650,850
.........................................................................................................................
           254,750   General Maritime Corp. (NON)                                                              1,897,888
.........................................................................................................................
            33,600   Landstar Systems, Inc. (NON)                                                              1,960,896
.........................................................................................................................
           110,550   Stelmar Shipping, Ltd. (Greece) (NON)                                                     1,664,883
.........................................................................................................................
            58,300   Tsakos Energy Navigation, Ltd. (Norway)                                                     901,318
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,075,835
------------------------------------------------------------------------------------------------------------------------
Software (2.1%)
.........................................................................................................................
           321,900   Aether Systems, Inc. (NON)                                                                1,210,344
.........................................................................................................................
         1,081,100   Ascential Software Corp. (NON)                                                            2,594,640
.........................................................................................................................
           107,150   Centra Software, Inc. (NON)                                                                 107,150
.........................................................................................................................
           151,400   FileNET Corp. (NON)                                                                       1,847,080
.........................................................................................................................
            34,850   Hyperion Solutions Corp. (NON)                                                              894,600
.........................................................................................................................
            72,650   JDA Software Group, Inc. (NON)                                                              701,799
.........................................................................................................................
           176,100   Novell, Inc. (NON)                                                                          588,174
.........................................................................................................................
           181,850   S1 Corp. (NON)                                                                              811,051
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,754,838
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.9%)
.........................................................................................................................
           138,050   Acxiom Corp. (NON)                                                                        2,123,209
.........................................................................................................................
           108,500   American Management Systems (NON)                                                         1,300,915
.........................................................................................................................
           180,800   Ciber, Inc. (Private) (NON)                                                                 931,120
.........................................................................................................................
           156,000   Ciber, Inc. (NON)                                                                           803,400
.........................................................................................................................
           255,400   MTS Systems Corp.                                                                         2,559,108
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,717,752
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.4%)
.........................................................................................................................
           224,450   General Communication, Inc. Class A (NON)                                                 1,506,059
.........................................................................................................................
             2,500   OpticNet, Inc. (NON)                                                                              1
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,506,060
------------------------------------------------------------------------------------------------------------------------
Textiles (2.3%)
.........................................................................................................................
           139,300   Kellwood Co.                                                                              3,621,800
.........................................................................................................................
           172,300   Phillips-Van Heusen Corp.                                                                 1,991,788
.........................................................................................................................
            25,650   Tropicl Sportswear Intl. Corp. (NON)                                                        230,081
.........................................................................................................................
           237,800   Wolverine World Wide, Inc.                                                                3,593,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,436,813
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.1%)
.........................................................................................................................
            13,400   Bandag, Inc.                                                                                518,312
------------------------------------------------------------------------------------------------------------------------
Toys (0.5%)
.........................................................................................................................
           102,200   Action Performance Cos., Inc.                                                             1,941,800
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $424,968,820)                                                                    $387,548,872
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%) (a) (cost $2,576,614)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
           123,565   Exco Resources, Inc. $1.05 cum. cv. pfd.                                                 $2,208,724
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                             Expiration          Value
.........................................................................................................................
            27,100   Magnum Hunter
                     Resources, Inc.                                                             3/21/05          $7,859
.........................................................................................................................
                 1   Robotic Vision Systems,
                     Inc. (Private) (NON)                                                         5/1/05               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $23,492)                                                                               $7,860
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $38,330,609   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $38,318,420
.........................................................................................................................
        17,734,011   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    17,734,011
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $56,052,431)                                                                      $56,052,431
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $483,621,357)                                                                    $445,817,887
------------------------------------------------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Utilities Growth and Income Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (83.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Combined Utilities (0.5%)
.........................................................................................................................
           200,300   United Utilities PLC (United Kingdom)                                                    $2,012,044
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (49.5%)
.........................................................................................................................
           142,600   Allegheny Energy, Inc.                                                                    1,078,056
.........................................................................................................................
            65,500   Alliant Energy Corp.                                                                      1,084,025
.........................................................................................................................
            59,900   Ameren Corp.                                                                              2,490,043
.........................................................................................................................
           177,300   American Electric Power Co., Inc.                                                         4,845,609
.........................................................................................................................
           700,884   Aquila, Inc.                                                                              1,240,565
.........................................................................................................................
           884,800   CenterPoint Energy, Inc.                                                                  7,520,800
.........................................................................................................................
           113,500   Consolidated Edison, Inc.                                                                 4,860,070
.........................................................................................................................
           243,700   Dominion Resources, Inc.                                                                 13,379,130
.........................................................................................................................
            73,400   DPL, Inc.                                                                                 1,125,956
.........................................................................................................................
           126,127   DTE Energy Co.                                                                            5,852,293
.........................................................................................................................
           757,800   Duke Energy Corp. (SEG)                                                                  14,807,412
.........................................................................................................................
         1,154,200   Edison International (NON)                                                               13,677,270
.........................................................................................................................
             9,200   Electrabel SA (Belgium)                                                                   2,234,799
.........................................................................................................................
           604,686   Electricidade de Portugal SA (Portugal)                                                   1,008,850
.........................................................................................................................
           180,400   Energy East Corp.                                                                         3,985,036
.........................................................................................................................
           356,700   Entergy Corp.                                                                            16,261,953
.........................................................................................................................
           267,387   Exelon Corp.                                                                             14,110,012
.........................................................................................................................
           294,800   FirstEnergy Corp.                                                                         9,719,556
.........................................................................................................................
           193,400   FPL Group, Inc.                                                                          11,629,142
.........................................................................................................................
            47,400   Great Plains Energy, Inc.                                                                 1,084,512
.........................................................................................................................
            77,833   Iberdrola SA (Spain)                                                                      1,090,297
.........................................................................................................................
         1,258,900   PG&E Corp. (NON)                                                                         17,498,710
.........................................................................................................................
           105,600   Pinnacle West Capital Corp.                                                               3,599,904
.........................................................................................................................
           223,800   Progress Energy, Inc.                                                                     9,701,730
.........................................................................................................................
            18,200   Public Power Corp. 144A (Greece) (NON)                                                      252,084
.........................................................................................................................
           134,600   Public Power Corp. 144A
                     GDR (Greece) (NON)                                                                        1,906,683
.........................................................................................................................
            57,900   Public Service Enterprise Group, Inc.                                                     1,858,590
.........................................................................................................................
         1,101,100   Sierra Pacific Resources (NON)                                                            7,157,150
.........................................................................................................................
           259,500   Southern Co. (The)                                                                        7,367,205
.........................................................................................................................
            63,800   Teco Energy, Inc.                                                                           986,986
.........................................................................................................................
           387,000   TXU Corp.                                                                                 7,229,160
.........................................................................................................................
           439,455   XCEL Energy, Inc.                                                                         4,834,005
------------------------------------------------------------------------------------------------------------------------
                                                                                                             195,477,593
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (4.1%)
.........................................................................................................................
           523,394   El Paso Corp.                                                                             3,642,822
.........................................................................................................................
            34,900   KeySpan Corp.                                                                             1,229,876
.........................................................................................................................
           129,595   Kinder Morgan Management, LLC (NON)                                                       4,093,906
.........................................................................................................................
                98   Kinder Morgan, Inc.                                                                           4,142
.........................................................................................................................
           194,831   NiSource, Inc.                                                                            3,896,620
.........................................................................................................................
            45,400   NUI Corp.                                                                                   783,604
.........................................................................................................................
            36,800   Piedmont Natural Gas Co., Inc.                                                            1,300,880
.........................................................................................................................
            30,800   South Jersey Industries, Inc.                                                             1,017,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,968,866
------------------------------------------------------------------------------------------------------------------------
Power Producers (0.6%)
.........................................................................................................................
           697,755   Reliant Resources, Inc. (NON)                                                             2,232,816
------------------------------------------------------------------------------------------------------------------------
Regional Bells (9.4%)
.........................................................................................................................
           359,450   BellSouth Corp.                                                                           9,298,972
.........................................................................................................................
           405,550   SBC Communications, Inc.                                                                 10,994,461
.........................................................................................................................
           431,400   Verizon Communications, Inc.                                                             16,716,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,010,183
------------------------------------------------------------------------------------------------------------------------
Telecommunications (18.3%)
.........................................................................................................................
            43,000   ALLTEL Corp.                                                                              2,193,000
.........................................................................................................................
           108,180   AT&T Corp.                                                                                2,824,580
.........................................................................................................................
           320,700   AT&T Wireless Services, Inc. (NON)                                                        1,811,955
.........................................................................................................................
           394,410   BT Group PLC (United Kingdom)                                                             1,238,096
.........................................................................................................................
            65,400   CenturyTel, Inc.                                                                          1,921,452
.........................................................................................................................
           269,500   China Mobile, Ltd. (Hong Kong) (NON)                                                        641,082
.........................................................................................................................
           172,300   Citizens Communications Co. (NON)                                                         1,817,765
.........................................................................................................................
           312,900   Deutsche Telekom AG (Germany) (NON)                                                       4,012,143
.........................................................................................................................
               223   Japan Telecom Holdings Co., Ltd. (Japan)                                                    691,648
.........................................................................................................................
            88,313   Koninklijke (Royal) KPN
                     NV (Netherlands) (NON)                                                                      574,534
.........................................................................................................................
            63,040   KT Corp. (South Korea)                                                                    2,695,335
.........................................................................................................................
             3,047   NTT DoCoMo, Inc. (Japan)                                                                  5,624,046
.........................................................................................................................
           186,161   Orange SA (France) (NON)                                                                  1,287,282
.........................................................................................................................
           567,430   Portugal Telecom SGPS SA
                     ADR (Portugal)                                                                            3,875,547
.........................................................................................................................
            18,040   SK Telecom Co., Ltd. (South Korea)                                                        3,483,859
.........................................................................................................................
             4,641   Swisscom AG (Switzerland)                                                                 1,344,658
.........................................................................................................................
            37,450   TDC A/S (Denmark)                                                                           910,162
.........................................................................................................................
           521,092   Telecom Corp. of New Zealand, Ltd.
                     (New Zealand)                                                                             1,234,566
.........................................................................................................................
            85,019   Telecom Corp. of New Zealand, Ltd.
                     144A (New Zealand)                                                                          201,426
.........................................................................................................................
           715,650   Telecom Italia Mobile SpA (Italy)                                                         3,266,552
.........................................................................................................................
           621,650   Telecom Italia SpA (Italy)                                                                4,716,110
.........................................................................................................................
           578,529   Telefonica SA (Spain)                                                                     5,178,141
.........................................................................................................................
            24,200   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                        773,916
.........................................................................................................................
        10,996,276   Vodafone Group PLC (United Kingdom)                                                      20,047,293
------------------------------------------------------------------------------------------------------------------------
                                                                                                              72,365,148
------------------------------------------------------------------------------------------------------------------------
Water Utilities (1.2%)
.........................................................................................................................
           231,975   Philadelphia Suburban Corp.                                                               4,778,685
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $358,415,011)                                                                    $329,845,335
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (16.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Cable Television (0.2%)
.........................................................................................................................
          $815,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                               $925,776
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (9.5%)
.........................................................................................................................
           600,000   Alabama Power Co. notes 5 1/2s, 2017                                                        626,889
.........................................................................................................................
           265,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                272,674
.........................................................................................................................
         2,000,000   Arizona Public Service Co. notes
                     6 1/4s, 2005                                                                              2,092,280
.........................................................................................................................
           907,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       789,090
.........................................................................................................................
           710,000   CMS Panhandle Holding Corp. sr. notes
                     6 1/8s, 2004                                                                                705,052
.........................................................................................................................
         1,000,000   Connecticut Light & Power Co.
                     1st mtge. Ser. D, 7 7/8s, 2024                                                            1,153,829
.........................................................................................................................
           600,000   Consolidated Edison Co. of New York
                     debs. Ser. B, 7.15s, 2009                                                                   706,965
.........................................................................................................................
           985,000   Constellation Energy Group, Inc. sr.
                     notes 6 1/8s, 2009                                                                        1,022,079
.........................................................................................................................
         1,660,000   Dominion Resources, Inc. sr. notes
                     8 1/8s, 2010                                                                              1,931,246
.........................................................................................................................
         1,880,000   DPL, Inc. bonds 8 1/8s, 2031                                                              1,700,042
.........................................................................................................................
         2,025,000   Duquesne Light Co. 1st mtge. Ser. O,
                     6.7s, 2012                                                                                2,275,584
.........................................................................................................................
         1,270,000   Exelon Corp. sr. notes 6 3/4s, 2011                                                       1,390,148
.........................................................................................................................
         1,630,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                               1,621,594
.........................................................................................................................
         1,195,000   Kansas Gas & Electric debs. 8.29s, 2016                                                   1,082,438
.........................................................................................................................
         1,650,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               379,500
.........................................................................................................................
           495,000   National Rural Utility Coop Fin coll.
                     trust 6s, 2006                                                                              540,000
.........................................................................................................................
         2,170,000   New Century Energies, Inc. coll.
                     trust 6 3/8s, 2005                                                                        2,267,604
.........................................................................................................................
         1,050,000   Niagara Mohawk Power Corp. sr. notes
                     Ser. G, 7 3/4s, 2008                                                                      1,213,042
.........................................................................................................................
           610,000   Nisource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       670,406
.........................................................................................................................
           180,000   Northern States Power Co. 144A
                     1st mtge. 8s, 2012                                                                          204,052
.........................................................................................................................
         2,000,000   Northwestern Corp. notes 8 3/4s, 2012                                                     1,440,000
.........................................................................................................................
         1,050,000   Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                    1,056,841
.........................................................................................................................
           395,000   Pepco Holdings, Inc. 144A notes
                     5 1/2s, 2007                                                                                412,412
.........................................................................................................................
         1,250,000   PG&E Gas Transmission Northwest sr.
                     notes 7.1s, 2005                                                                          1,175,000
.........................................................................................................................
           145,000   Progress Energy, Inc. sr. notes 7.1s, 2011                                                  159,804
.........................................................................................................................
           990,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                               1,054,378
.........................................................................................................................
           520,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  574,864
.........................................................................................................................
         1,500,000   Sierra Pacific Power Co. med. term
                     notes Ser. C, 6.82s, 2006                                                                 1,390,403
.........................................................................................................................
         1,660,000   Southern Investments Service Co. sr.
                     notes 6.8s, 2006 (United Kingdom)                                                         1,768,645
.........................................................................................................................
         1,240,000   Tampa Electric Co. notes 6 7/8s, 2012                                                     1,361,338
.........................................................................................................................
         2,267,430   Texas Utilities Co. secd. lease fac.
                     bonds 7.46s, 2015                                                                         2,482,400
.........................................................................................................................
         2,000,000   Western Resources, Inc. sr. notes
                     6 7/8s, 2004                                                                              1,820,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,340,599
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.8%)
.........................................................................................................................
           380,000   KN Capital Trust III company guaranty
                     7.63s, 2028                                                                                 355,259
.........................................................................................................................
           400,000   Nisource Capital Markets, Inc. notes
                     Ser. MTN, 7.69s, 2005                                                                       404,620
.........................................................................................................................
           650,000   Southern California Gas Co. 1st mtge.
                     4.8s, 2012                                                                                  654,232
.........................................................................................................................
         1,500,000   Southwest Gas Corp. debs. 7 1/2s, 2006                                                    1,585,749
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,999,860
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.0%)
.........................................................................................................................
           325,000   Canadian Natural Resources, Ltd. sr.
                     notes 5.45s, 2012 (Canada)                                                                  333,237
.........................................................................................................................
            70,000   Devon Financing Corp. ULC company
                     guaranty 7 7/8s, 2031                                                                        82,440
.........................................................................................................................
           240,000   Devon Financing Corp. ULC company
                     guaranty 6 7/8s, 2011                                                                       267,326
.........................................................................................................................
         1,250,000   Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                              1,398,820
.........................................................................................................................
         1,050,000   Midamerican Energy Holdings Co. 144A
                     sr. notes 4 5/8s, 2007                                                                    1,040,814
.........................................................................................................................
            60,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                             60,376
.........................................................................................................................
           700,000   Union Oil Co. of California company
                     guaranty 5.05s, 2012                                                                        699,147
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,882,160
------------------------------------------------------------------------------------------------------------------------
Power Producers (0.3%)
.........................................................................................................................
           800,000   Calpine Corp. sr. notes 7 3/4s, 2009                                                        336,000
.........................................................................................................................
           305,000   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       311,100
.........................................................................................................................
           587,933   Salton Sea Funding Corp. company
                     guaranty Ser. E, 8.3s, 2011                                                                 589,468
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,236,568
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.4%)
.........................................................................................................................
         1,220,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                              1,386,569
------------------------------------------------------------------------------------------------------------------------
Telecommunications (3.3%)
.........................................................................................................................
           865,000   AT&T Corp. notes 6 1/2s, 2013                                                               867,705
.........................................................................................................................
            90,000   AT&T Corp. sr. notes FRN 7.3s, 2011                                                          98,371
.........................................................................................................................
         1,660,000   AT&T Wireless Services, Inc. sr.
                     notes 7 7/8s, 2011                                                                        1,668,300
.........................................................................................................................
           160,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                               203,984
.........................................................................................................................
         1,035,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                             1,241,860
.........................................................................................................................
         2,000,000   Century Telephone Enterprises, Inc.
                     debs. Ser. G, 6 7/8s, 2028                                                                2,081,926
.........................................................................................................................
           280,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                294,382
.........................................................................................................................
         1,245,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                              1,482,811
.........................................................................................................................
            35,000   Citizens Communications Co. sr. notes
                     7 5/8s, 2008                                                                                 38,751
.........................................................................................................................
           480,000   Deutsche Telekom International Finance
                     BV bonds 8s, 2010 (Netherlands)                                                             552,832
.........................................................................................................................
         1,120,000   Deutsche Telekom International
                     Finance BV company guaranty FRN
                     8 1/4s, 2030 (Netherlands)                                                                1,289,859
.........................................................................................................................
         1,660,000   France Telecom notes 7 3/4s,
                     2011 (France)                                                                             1,919,408
.........................................................................................................................
           130,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                            160,372
.........................................................................................................................
            35,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                 40,988
.........................................................................................................................
            50,000   Vodafone Group PLC bonds 6 1/4s, 2032
                     (United Kingdom)                                                                             49,761
.........................................................................................................................
           775,000   Vodafone Group PLC notes 7 3/4s, 2010
                     (United Kingdom)                                                                            914,023
.........................................................................................................................
           200,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            220,481
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,125,814
------------------------------------------------------------------------------------------------------------------------
Telephone (0.8%)
.........................................................................................................................
         2,650,000   New England Telephone & Telegraph Co.
                     debs. 7 7/8s, 2029                                                                        3,191,392
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.4%)
.........................................................................................................................
         1,500,000   Pennsylvania-American Water Co. 144A
                     mtge. 7.8s, 2026                                                                          1,719,753
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $65,601,812)                                                                      $65,808,491
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $63,772   Bear Stearns Commercial Mortgage
                     Securitization Corp. Ser. 99-WF2,
                     Class A1, 6.8s, 2008                                                                        $70,040
.........................................................................................................................
            90,000   Chase Manhattan Bank-First Union
                     National Ser. 99-1, Class A1, 7.134s, 2007                                                   99,464
.........................................................................................................................
           242,525   LB-UBS Commercial Mortgage Trust
                     Ser. 00-C4, Class A1, 7.18s, 2009                                                           272,487
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $437,414)                                                                            $441,991
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (--%) (a) (cost $9,958)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $10,000   U.S. Treasury Bonds 4s,
                     November 15, 2012                                                                           $10,141
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.8%) (a) (cost $11,030,289)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $11,033,798   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $11,030,289
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $435,494,484)                                                                    $407,136,247
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2002
(aggregate face value $3,895,499)
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Appreciation
...............................................................................
Australian Dollars           $942,576     $933,370     3/19/03         $9,206
...............................................................................
Hong Kong Dollars           1,554,467    1,554,188     3/19/03            279
...............................................................................
Japanese Yen                1,476,024    1,407,941     3/19/03         68,083
------------------------------------------------------------------------------
                                                                      $77,568
------------------------------------------------------------------------------

Forward Currency Contracts to Sell at December 31, 2002
(aggregate face value $12,523,635)
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face    Delivery     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
British Pounds             $2,874,423   $2,794,815     3/19/03       $(79,608)
...............................................................................
Danish Krone                  562,414      535,341     3/19/03        (27,073)
...............................................................................
Euro                        7,378,801    7,003,846     3/19/03       (374,955)
...............................................................................
Mexican Pesos               1,078,106    1,077,798     3/19/03           (308)
...............................................................................
New Zealand Dollars         1,162,617    1,111,835     3/19/03        (50,782)
------------------------------------------------------------------------------
                                                                    $(532,726)
------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face  Expiration     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
U.S. Treasury Note
5 yr (Short)                 $906,000     $881,622      Mar-03       $(24,378)
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Vista Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (96.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.0%)
.........................................................................................................................
           120,633   Lamar Advertising Co. (NON)                                                              $4,059,300
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.2%)
.........................................................................................................................
            12,500   L-3 Communications Holdings, Inc. (NON)                                                     561,375
.........................................................................................................................
             3,700   Northrop Grumman Corp.                                                                      358,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 920,275
------------------------------------------------------------------------------------------------------------------------
Airlines (0.6%)
.........................................................................................................................
           184,800   Southwest Airlines Co.                                                                    2,568,720
------------------------------------------------------------------------------------------------------------------------
Automotive (0.1%)
.........................................................................................................................
            11,700   Lear Corp. (NON)                                                                            389,376
------------------------------------------------------------------------------------------------------------------------
Banking (3.0%)
.........................................................................................................................
            11,800   Charter One Financial, Inc.                                                                 339,014
.........................................................................................................................
            32,600   Commerce Bancorp, Inc.                                                                    1,407,994
.........................................................................................................................
            28,400   Greenpoint Financial Corp.                                                                1,283,112
.........................................................................................................................
            95,922   Investors Financial Services Corp.                                                        2,627,304
.........................................................................................................................
             8,200   M&T Bank Corp.                                                                              650,670
.........................................................................................................................
            52,500   North Fork Bancorp., Inc.                                                                 1,771,350
.........................................................................................................................
            46,300   Northern Trust Corp.                                                                      1,622,815
.........................................................................................................................
            33,800   South Trust Corp.                                                                           839,930
.........................................................................................................................
            41,000   TCF Financial Corp.                                                                       1,791,290
.........................................................................................................................
            15,800   Zions Bancorp.                                                                              621,714
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,955,193
------------------------------------------------------------------------------------------------------------------------
Beverage (1.3%)
.........................................................................................................................
            26,700   Coca-Cola Enterprises, Inc.                                                                 579,924
.........................................................................................................................
           191,747   Pepsi Bottling Group, Inc. (The)                                                          4,927,898
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,507,822
------------------------------------------------------------------------------------------------------------------------
Biotechnology (5.7%)
.........................................................................................................................
            25,900   Affymetrix, Inc. (NON)                                                                      592,851
.........................................................................................................................
            16,100   Applera Corp.-Applied
                     Biosystems Group                                                                            282,394
.........................................................................................................................
            19,400   Celgene Corp. (NON)                                                                         416,518
.........................................................................................................................
             8,700   Chiron Corp. (NON)                                                                          327,120
.........................................................................................................................
           175,600   Genzyme Corp. (NON)                                                                       5,192,492
.........................................................................................................................
           128,300   Gilead Sciences, Inc. (NON)                                                               4,362,200
.........................................................................................................................
           133,100   IDEC Pharmaceuticals Corp. (NON)                                                          4,414,927
.........................................................................................................................
            25,348   IDEXX Laboratories, Inc. (NON)                                                              832,682
.........................................................................................................................
            27,200   InterMune, Inc. (NON)                                                                       693,872
.........................................................................................................................
            16,700   Invitrogen Corp. (NON)                                                                      522,543
.........................................................................................................................
           203,392   MedImmune, Inc. (NON)                                                                     5,526,161
.........................................................................................................................
            23,000   Scios, Inc. (NON)                                                                           749,340
.........................................................................................................................
             5,700   Trimeris, Inc. (NON)                                                                        245,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,158,713
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.5%)
.........................................................................................................................
             6,500   Entercom Communications Corp. (NON)                                                         304,980
.........................................................................................................................
            29,200   Radio One, Inc. Class D (NON)                                                               421,356
.........................................................................................................................
            17,100   Univision Communications, Inc. Class A (NON)                                                418,950
.........................................................................................................................
            29,800   Westwood One, Inc. (NON)                                                                  1,113,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,258,614
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.5%)
.........................................................................................................................
            91,100   Echostar Communications Corp.
                     Class A (NON)                                                                             2,027,886
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.5%)
.........................................................................................................................
            61,300   Rohm & Haas Co.                                                                           1,991,024
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.3%)
.........................................................................................................................
            34,600   CDW Computer Centers, Inc. (NON)                                                          1,517,210
.........................................................................................................................
            69,800   Choicepoint, Inc. (NON)                                                                   2,756,402
.........................................................................................................................
            63,900   Cintas Corp.                                                                              2,923,425
.........................................................................................................................
            48,200   Ecolab, Inc.                                                                              2,385,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,582,937
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.2%)
.........................................................................................................................
           119,425   Extreme Networks, Inc. (NON)                                                                390,520
.........................................................................................................................
            68,100   Juniper Networks, Inc. (NON)                                                                463,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 853,600
------------------------------------------------------------------------------------------------------------------------
Computers (3.0%)
.........................................................................................................................
           191,609   Emulex Corp. (NON)                                                                        3,554,347
.........................................................................................................................
           118,202   Lexmark International, Inc. (NON)                                                         7,151,221
.........................................................................................................................
            42,400   McDATA Corp. Class A (NON)                                                                  301,040
.........................................................................................................................
            75,200   Network Appliance, Inc. (NON)                                                               752,000
.........................................................................................................................
            65,300   Symbol Technologies, Inc.                                                                   536,766
.........................................................................................................................
            49,800   VeriSign, Inc. (NON)                                                                        399,396
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,694,770
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
.........................................................................................................................
            38,900   AmeriCredit Corp. (NON)                                                                     301,086
.........................................................................................................................
            59,100   Capital One Financial Corp.                                                               1,756,452
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,057,538
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.8%)
.........................................................................................................................
            11,300   Alberto-Culver Co. Class B                                                                  569,520
.........................................................................................................................
            32,800   Church & Dwight Co., Inc.                                                                   998,104
.........................................................................................................................
            20,300   Estee Lauder Cos., Inc. (The) Class A                                                       535,920
.........................................................................................................................
            25,600   Fortune Brands, Inc.                                                                      1,190,656
.........................................................................................................................
           146,802   Newell Rubbermaid, Inc.                                                                   4,452,505
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,746,705
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.7%)
.........................................................................................................................
           109,500   Entergy Corp.                                                                             4,992,105
.........................................................................................................................
            54,000   Progress Energy, Inc.                                                                     2,340,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,333,005
------------------------------------------------------------------------------------------------------------------------
Electronics (4.8%)
.........................................................................................................................
            29,900   Broadcom Corp. Class A (NON)                                                                450,294
.........................................................................................................................
           133,000   Brooks-PRI Automation, Inc. (NON)                                                         1,524,180
.........................................................................................................................
            21,300   Celestica, Inc. (Canada) (NON)                                                              300,330
.........................................................................................................................
           101,765   Integrated Device Technology, Inc. (NON)                                                    851,773
.........................................................................................................................
            55,200   Jabil Circuit, Inc. (NON)                                                                   989,184
.........................................................................................................................
           152,419   Linear Technology Corp.                                                                   3,920,217
.........................................................................................................................
            88,600   LSI Logic Corp. (NON)                                                                       511,222
.........................................................................................................................
            77,200   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                           1,455,992
.........................................................................................................................
            24,600   Maxim Integrated Products, Inc.                                                             812,784
.........................................................................................................................
            22,700   Micrel, Inc. (NON)                                                                          203,846
.........................................................................................................................
           126,000   Microchip Technology, Inc.                                                                3,080,700
.........................................................................................................................
            83,800   PMC - Sierra, Inc. (NON)                                                                    465,928
.........................................................................................................................
           108,300   QLogic Corp. (NON)                                                                        3,737,433
.........................................................................................................................
            76,200   RF Micro Devices, Inc. (NON)                                                                558,546
.........................................................................................................................
             3,400   Semtech Corp. (NON)                                                                          37,128
.........................................................................................................................
            75,100   Silicon Laboratories, Inc. (NON)                                                          1,432,908
.........................................................................................................................
            12,400   Skyworks Solutions, Inc. (NON)                                                              106,888
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,439,353
------------------------------------------------------------------------------------------------------------------------
Energy (3.4%)
.........................................................................................................................
           103,200   BJ Services Co. (NON)                                                                     3,334,392
.........................................................................................................................
            74,600   Cooper Cameron Corp. (NON)                                                                3,716,572
.........................................................................................................................
           154,854   GlobalSantaFe Corp.                                                                       3,766,049
.........................................................................................................................
            13,100   Nabors Industries, Ltd. (Barbados) (NON)                                                    462,037
.........................................................................................................................
            77,000   Smith International, Inc. (NON)                                                           2,511,740
.........................................................................................................................
            27,400   Transocean Sedco Forex, Inc.                                                                635,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,426,470
------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
.........................................................................................................................
            91,300   Krispy Kreme Doughnuts, Inc. (NON)                                                        3,083,201
.........................................................................................................................
            81,000   McCormick & Co., Inc.                                                                     1,879,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,962,401
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (2.3%)
.........................................................................................................................
            68,300   Harrah's Entertainment, Inc. (NON)                                                        2,704,680
.........................................................................................................................
            79,100   International Game Technology (NON)                                                       6,005,272
.........................................................................................................................
            26,600   MGM Mirage, Inc. (NON)                                                                      877,002
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,586,954
------------------------------------------------------------------------------------------------------------------------
Health Care Services (10.9%)
.........................................................................................................................
            86,100   AdvancePCS (NON)                                                                          1,912,281
.........................................................................................................................
           143,700   AmerisourceBergen Corp.                                                                   7,804,347
.........................................................................................................................
            67,100   Anthem, Inc. (NON)                                                                        4,220,590
.........................................................................................................................
           338,170   Caremark Rx, Inc. (NON)                                                                   5,495,263
.........................................................................................................................
           115,600   Express Scripts, Inc. Class A (NON)                                                       5,553,424
.........................................................................................................................
           189,639   Health Management Associates, Inc.                                                        3,394,538
.........................................................................................................................
            37,200   Health Net, Inc. (NON)                                                                      982,080
.........................................................................................................................
            48,100   Laboratory Corp. of America Holdings (NON)                                                1,117,844
.........................................................................................................................
            97,114   Quest Diagnostics, Inc. (NON)                                                             5,525,787
.........................................................................................................................
            33,600   Steris Corp. (NON)                                                                          814,800
.........................................................................................................................
            42,600   Triad Hospitals, Inc. (NON)                                                               1,270,758
.........................................................................................................................
            78,700   Universal Health Svcs., Inc. Class B (NON)                                                3,549,370
.........................................................................................................................
               945   WellChoice, Inc. (NON)                                                                       22,633
.........................................................................................................................
            61,900   Wellpoint Health Networks, Inc. (NON)                                                     4,404,804
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,068,519
------------------------------------------------------------------------------------------------------------------------
Insurance (0.9%)
.........................................................................................................................
            69,600   ACE, Ltd. (Bermuda)                                                                       2,042,064
.........................................................................................................................
            20,600   AMBAC Financial Group, Inc.                                                               1,158,544
.........................................................................................................................
             8,900   Everest Re Group, Ltd. (Barbardos)                                                          492,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,692,778
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.2%)
.........................................................................................................................
            19,900   Bear Stearns Co., Inc. (The)                                                              1,182,060
.........................................................................................................................
            49,200   Investment Technology Group, Inc. (NON)                                                   1,100,112
.........................................................................................................................
             6,800   Legg Mason, Inc.                                                                            330,072
.........................................................................................................................
           146,236   SEI Investments Co.                                                                       3,974,694
.........................................................................................................................
           146,100   Waddell & Reed Financial, Inc.                                                            2,873,787
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,460,725
------------------------------------------------------------------------------------------------------------------------
Leisure (0.3%)
.........................................................................................................................
            24,000   Harley-Davidson, Inc.                                                                     1,108,800
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.7%)
.........................................................................................................................
            39,750   Four Seasons Hotels, Inc. (Canada)                                                        1,122,938
.........................................................................................................................
            54,200   Marriott International, Inc. Class A                                                      1,781,554
.........................................................................................................................
           260,600   Royal Caribbean Cruises, Ltd.                                                             4,352,020
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,256,512
------------------------------------------------------------------------------------------------------------------------
Machinery (1.2%)
.........................................................................................................................
            25,600   FLIR Systems, Inc. (NON)                                                                  1,249,280
.........................................................................................................................
            83,400   Parker-Hannifin Corp.                                                                     3,847,242
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,096,522
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.1%)
.........................................................................................................................
           158,200   Dover Corp.                                                                               4,613,112
------------------------------------------------------------------------------------------------------------------------
Media (0.3%)
.........................................................................................................................
            52,500   USA Interactive (NON)                                                                     1,203,300
------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.1%)
.........................................................................................................................
             5,100   Alcon, Inc. (Switzerland) (NON)                                                             201,195
.........................................................................................................................
           126,206   Apogent Technologies, Inc. (NON)                                                          2,625,085
.........................................................................................................................
           135,500   Biomet, Inc.                                                                              3,883,430
.........................................................................................................................
            17,300   Charles River Laboratories
                     International, Inc. (NON)                                                                   665,704
.........................................................................................................................
           107,946   Cytyc Corp. (NON)                                                                         1,101,049
.........................................................................................................................
            15,500   Guidant Corp. (NON)                                                                         478,175
.........................................................................................................................
           108,068   St. Jude Medical, Inc. (NON)                                                              4,292,461
.........................................................................................................................
            22,800   Stryker Corp.                                                                             1,530,336
.........................................................................................................................
            61,600   Zimmer Holdings, Inc. (NON)                                                               2,557,632
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,335,067
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.6%)
.........................................................................................................................
            82,100   Pitney Bowes, Inc.                                                                        2,681,386
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.5%)
.........................................................................................................................
            89,510   Burlington Resources, Inc.                                                                3,817,602
.........................................................................................................................
            27,300   EOG Resources, Inc.                                                                       1,089,816
.........................................................................................................................
             8,100   Kerr-McGee Corp.                                                                            358,830
.........................................................................................................................
           114,000   Murphy Oil Corp.                                                                          4,884,900
.........................................................................................................................
           137,944   Noble Corp. (NON)                                                                         4,848,732
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,999,880
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.4%)
.........................................................................................................................
            80,300   Allergan, Inc. (SEG)                                                                      4,626,886
.........................................................................................................................
            97,282   Andrx Group (NON)                                                                         1,427,127
.........................................................................................................................
            15,500   Barr Laboratories, Inc. (NON)                                                             1,008,895
.........................................................................................................................
            86,400   Cephalon, Inc. (NON)                                                                      4,204,915
.........................................................................................................................
            24,400   Enzon, Inc. (NON)                                                                           407,968
.........................................................................................................................
            12,700   Forest Laboratories, Inc. (NON)                                                           1,247,394
.........................................................................................................................
            40,200   IVAX Corp. (NON)                                                                            487,626
.........................................................................................................................
           231,285   King Pharmaceuticals, Inc. (NON)                                                          3,975,789
.........................................................................................................................
           135,309   Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                    2,555,987
.........................................................................................................................
            77,200   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                              2,980,692
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,923,279
------------------------------------------------------------------------------------------------------------------------
Restaurants (3.4%)
.........................................................................................................................
           171,000   Darden Restaurants, Inc.                                                                  3,496,950
.........................................................................................................................
           308,200   Starbucks Corp. (NON)                                                                     6,281,116
.........................................................................................................................
           194,400   Yum! Brands, Inc. (NON)                                                                   4,708,368
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,486,434
------------------------------------------------------------------------------------------------------------------------
Retail (8.2%)
.........................................................................................................................
            62,100   Advance Auto Parts, Inc. (NON)                                                            3,036,690
.........................................................................................................................
            45,500   AutoZone, Inc. (NON)                                                                      3,214,575
.........................................................................................................................
           118,300   Bed Bath & Beyond, Inc. (NON)                                                             4,084,899
.........................................................................................................................
            29,500   Best Buy Cos., Inc. (NON)                                                                   712,425
.........................................................................................................................
            13,500   Columbia Sportswear Co. (NON)                                                               599,670
.........................................................................................................................
           142,100   Family Dollar Stores, Inc.                                                                4,434,941
.........................................................................................................................
           102,700   Michaels Stores, Inc. (NON)                                                               3,214,510
.........................................................................................................................
            16,900   Ross Stores, Inc.                                                                           716,391
.........................................................................................................................
           291,233   Staples, Inc. (NON)                                                                       5,329,564
.........................................................................................................................
            23,000   Talbots, Inc. (The)                                                                         633,190
.........................................................................................................................
           297,958   TJX Cos., Inc. (The)                                                                      5,816,140
.........................................................................................................................
           103,600   Williams-Sonoma, Inc. (NON)                                                               2,812,740
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,605,735
------------------------------------------------------------------------------------------------------------------------
Schools (0.9%)
.........................................................................................................................
            35,900   Apollo Group, Inc. Class A (NON)                                                          1,579,600
.........................................................................................................................
            55,700   Career Education Corp. (NON)                                                              2,228,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,807,600
------------------------------------------------------------------------------------------------------------------------
Semiconductor (3.2%)
.........................................................................................................................
           147,600   KLA-Tencor Corp. (NON)                                                                    5,220,612
.........................................................................................................................
           211,462   LAM Research Corp. (NON)                                                                  2,283,790
.........................................................................................................................
           144,931   Novellus Systems, Inc. (NON)                                                              4,069,662
.........................................................................................................................
           151,600   Teradyne, Inc. (NON)                                                                      1,972,316
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,546,380
------------------------------------------------------------------------------------------------------------------------
Software (6.3%)
.........................................................................................................................
           216,409   Adobe Systems, Inc.                                                                       5,367,160
.........................................................................................................................
            40,100   Amdocs, Ltd. (Guernsey) (NON)                                                               393,782
.........................................................................................................................
            25,300   BEA Systems, Inc. (NON)                                                                     290,191
.........................................................................................................................
           137,500   BMC Software, Inc. (NON)                                                                  2,352,625
.........................................................................................................................
           111,900   Business Objects SA ADR (France) (NON)                                                    1,678,500
.........................................................................................................................
            22,100   Cognos, Inc. (Canada) (NON)                                                                 518,245
.........................................................................................................................
            27,200   Electronic Arts, Inc. (NON)                                                               1,353,744
.........................................................................................................................
            71,200   Internet Security Systems, Inc. (NON)                                                     1,305,096
.........................................................................................................................
            22,800   Intuit, Inc. (NON)                                                                        1,069,776
.........................................................................................................................
            80,400   Mercury Interactive Corp. (NON)                                                           2,383,860
.........................................................................................................................
           100,138   NETIQ Corp. (NON)                                                                         1,236,704
.........................................................................................................................
           277,100   Network Associates, Inc. (NON)                                                            4,458,539
.........................................................................................................................
            69,900   PeopleSoft, Inc. (NON)                                                                    1,279,170
.........................................................................................................................
            34,500   Symantec Corp. (NON)                                                                      1,397,595
.........................................................................................................................
            11,000   Synopsys, Inc. (NON)                                                                        507,650
.........................................................................................................................
            94,300   TIBCO Software, Inc. (NON)                                                                  582,774
.........................................................................................................................
            34,300   VERITAS Software Corp. (NON)                                                                535,766
.........................................................................................................................
            23,500   webMethods, Inc. (NON)                                                                      193,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,904,347
------------------------------------------------------------------------------------------------------------------------
Technology (0.1%)
.........................................................................................................................
            17,100   Precise Software Solutions, Ltd. (Israel) (NON)                                             282,321
------------------------------------------------------------------------------------------------------------------------
Technology Services (6.2%)
.........................................................................................................................
           159,300   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                             8,387,142
.........................................................................................................................
           158,900   BISYS Group, Inc. (The) (NON)                                                             2,526,510
.........................................................................................................................
           196,800   Concord EFS, Inc. (NON)                                                                   3,097,632
.........................................................................................................................
            40,500   Convergys Corp. (NON) (SEG)                                                                 613,575
.........................................................................................................................
            63,531   DST Systems, Inc. (NON)                                                                   2,258,527
.........................................................................................................................
           136,425   Fiserv, Inc. (NON)                                                                        4,631,629
.........................................................................................................................
           206,490   SunGard Data Systems, Inc. (NON)                                                          4,864,904
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,379,919
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.2%)
.........................................................................................................................
           134,150   CenturyTel, Inc.                                                                          3,941,327
.........................................................................................................................
            14,700   Citizens Communications Co. (NON)                                                           155,085
.........................................................................................................................
            65,900   Nextel Communications, Inc. Class A (NON)                                                   761,145
.........................................................................................................................
            26,700   Western Wireless Corp. Class A (NON)                                                        141,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,999,067
------------------------------------------------------------------------------------------------------------------------
Telephone (0.1%)
.........................................................................................................................
             7,400   Telephone and Data Systems, Inc.                                                            347,948
------------------------------------------------------------------------------------------------------------------------
Textiles (0.1%)
.........................................................................................................................
            13,400   Jones Apparel Group, Inc. (NON)                                                             474,896
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.2%)
.........................................................................................................................
            26,300   Stericycle, Inc. (NON)                                                                      851,568
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $465,980,252)                                                                    $409,646,751
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $14,438,987   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45% and
                     due dates ranging from January 2, 2003
                     to February 18, 2003 (d)                                                                $14,434,396
.........................................................................................................................
        15,380,215   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    15,380,215
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $29,814,611)                                                                      $29,814,611
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $495,794,863)                                                                    $439,461,362
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face  Expiration     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
S&P 500 Index
(Long)                     $9,667,900   $9,853,961      Mar-03      $(186,061)
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Voyager Fund
The fund's portfolio
December 31, 2002

COMMON STOCKS (99.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.3%)
.........................................................................................................................
           244,600   Interpublic Group of Cos., Inc. (The)                                                    $3,443,968
.........................................................................................................................
           166,200   Lamar Advertising Co. (NON)                                                               5,592,630
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,036,598
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.6%)
.........................................................................................................................
            66,800   L-3 Communications Holdings, Inc. (NON)                                                   2,999,988
.........................................................................................................................
           141,265   Lockheed Martin Corp.                                                                     8,158,054
.........................................................................................................................
           100,505   United Technologies Corp.                                                                 6,225,280
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,383,322
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
           275,800   Southwest Airlines Co.                                                                    3,833,620
------------------------------------------------------------------------------------------------------------------------
Automotive (0.2%)
.........................................................................................................................
           124,800   General Motors Corp.                                                                      4,600,128
.........................................................................................................................
            86,900   Lear Corp. (NON)                                                                          2,892,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,492,160
------------------------------------------------------------------------------------------------------------------------
Banking (4.1%)
.........................................................................................................................
           112,000   Bank of America Corp.                                                                     7,791,840
.........................................................................................................................
           106,000   Bank One Corp.                                                                            3,874,300
.........................................................................................................................
           116,100   Commerce Bancorp, Inc.                                                                    5,014,359
.........................................................................................................................
           157,550   Doral Financial Corp.                                                                     4,505,930
.........................................................................................................................
           163,000   Fifth Third Bancorp                                                                       9,543,650
.........................................................................................................................
           106,100   Golden West Financial Corp.                                                               7,619,041
.........................................................................................................................
           141,100   Greenpoint Financial Corp.                                                                6,374,898
.........................................................................................................................
           132,570   Investors Financial Services Corp.                                                        3,631,092
.........................................................................................................................
           429,691   National City Corp.                                                                      11,739,158
.........................................................................................................................
           150,600   South Trust Corp.                                                                         3,742,410
.........................................................................................................................
           147,800   State Street Corp.                                                                        5,764,200
.........................................................................................................................
           181,300   SunTrust Banks, Inc.                                                                     10,319,596
.........................................................................................................................
            48,700   TCF Financial Corp.                                                                       2,127,703
.........................................................................................................................
           776,970   U.S. Bancorp                                                                             16,487,303
.........................................................................................................................
           137,400   Washington Mutual, Inc.                                                                   4,744,422
.........................................................................................................................
           415,124   Wells Fargo & Co.                                                                        19,456,862
.........................................................................................................................
           138,400   Zions Bancorp.                                                                            5,445,902
------------------------------------------------------------------------------------------------------------------------
                                                                                                             128,182,666
------------------------------------------------------------------------------------------------------------------------
Beverage (3.7%)
.........................................................................................................................
           260,295   Anheuser-Busch Cos., Inc.                                                                12,598,278
.........................................................................................................................
           487,050   Coca-Cola Co. (The)                                                                      21,342,531
.........................................................................................................................
           389,327   Coca-Cola Enterprises, Inc.                                                               8,456,182
.........................................................................................................................
           711,200   Pepsi Bottling Group, Inc. (The)                                                         18,277,840
.........................................................................................................................
         1,282,480   PepsiCo, Inc.                                                                            54,146,306
------------------------------------------------------------------------------------------------------------------------
                                                                                                             114,821,137
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.9%)
.........................................................................................................................
         1,176,052   Amgen, Inc. (NON)                                                                        56,850,354
.........................................................................................................................
           181,200   Genzyme Corp. (NON)                                                                       5,358,084
.........................................................................................................................
           263,300   Gilead Sciences, Inc. (NON)                                                               8,952,200
.........................................................................................................................
           235,400   IDEC Pharmaceuticals Corp. (NON)                                                          7,808,218
.........................................................................................................................
            16,900   IDEXX Laboratories, Inc. (NON)                                                              555,165
.........................................................................................................................
           340,700   MedImmune, Inc. (NON)                                                                     9,256,819
------------------------------------------------------------------------------------------------------------------------
                                                                                                              88,780,840
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.0%)
.........................................................................................................................
           157,750   Clear Channel Communications, Inc. (NON)                                                  5,882,498
.........................................................................................................................
           544,481   Viacom, Inc. Class B (NON)                                                               22,193,046
.........................................................................................................................
            75,900   Westwood One, Inc. (NON)                                                                  2,835,624
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,911,168
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.4%)
.........................................................................................................................
           117,651   Comcast Corp. Class A (NON)                                                               2,773,034
.........................................................................................................................
           456,600   Echostar Communications Corp. Class A (NON)                                              10,163,916
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,936,950
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.6%)
.........................................................................................................................
           332,800   3M Co.                                                                                   41,034,240
.........................................................................................................................
            71,000   Eastman Chemical Co.                                                                      2,610,670
.........................................................................................................................
            54,800   Lubrizol Corp. (The)                                                                      1,671,400
.........................................................................................................................
           160,000   Rohm & Haas Co.                                                                           5,196,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,513,110
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.8%)
.........................................................................................................................
            51,000   CDW Computer Centers, Inc. (NON)                                                          2,236,350
.........................................................................................................................
           103,700   Choicepoint, Inc. (NON)                                                                   4,095,113
.........................................................................................................................
           132,400   Cintas Corp.                                                                              6,057,300
.........................................................................................................................
            43,500   Ecolab, Inc.                                                                              2,153,250
.........................................................................................................................
            91,700   H&R Block, Inc.                                                                           3,686,340
.........................................................................................................................
           223,900   Paychex, Inc.                                                                             6,246,810
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,475,163
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.4%)
.........................................................................................................................
         4,621,418   Cisco Systems, Inc. (NON)                                                                60,540,576
.........................................................................................................................
           422,243   Extreme Networks, Inc. (NON)                                                              1,380,735
.........................................................................................................................
           306,800   QUALCOMM, Inc. (NON)                                                                     11,164,452
------------------------------------------------------------------------------------------------------------------------
                                                                                                              73,085,763
------------------------------------------------------------------------------------------------------------------------
Computers (5.3%)
.........................................................................................................................
         2,616,131   Dell Computer Corp. (NON)                                                                69,955,343
.........................................................................................................................
           365,800   Emulex Corp. (NON)                                                                        6,785,590
.........................................................................................................................
         1,171,255   Hewlett-Packard Co.                                                                      20,332,987
.........................................................................................................................
           600,942   IBM Corp.                                                                                46,573,005
.........................................................................................................................
           361,600   Lexmark International, Inc. (NON)                                                        21,876,800
.........................................................................................................................
            55,900   McDATA Corp. Class A (NON)                                                                  396,890
------------------------------------------------------------------------------------------------------------------------
                                                                                                             165,920,615
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.3%)
.........................................................................................................................
         5,114,108   General Electric Co.                                                                    124,528,530
.........................................................................................................................
           487,100   Tyco Intl., Ltd. (Bermuda)                                                                8,319,668
------------------------------------------------------------------------------------------------------------------------
                                                                                                             132,848,198
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.1%)
.........................................................................................................................
            88,600   Black & Decker Manufacturing Co.                                                          3,800,054
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.1%)
.........................................................................................................................
           395,600   Capital One Financial Corp.                                                              11,757,232
.........................................................................................................................
            46,900   Countrywide Credit Industries, Inc.                                                       2,422,385
.........................................................................................................................
         1,015,200   MBNA Corp.                                                                               19,309,104
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,488,721
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.4%)
.........................................................................................................................
           281,400   American Greetings Corp. Class A (NON)                                                    4,446,120
.........................................................................................................................
           176,300   Dial Corp. (The)                                                                          3,591,231
.........................................................................................................................
            87,900   Energizer Holdings, Inc. (NON)                                                            2,452,410
.........................................................................................................................
            80,700   Fortune Brands, Inc.                                                                      3,753,357
.........................................................................................................................
            66,000   International Flavors & Fragrances, Inc.                                                  2,316,600
.........................................................................................................................
           203,022   Newell Rubbermaid, Inc.                                                                   6,157,657
.........................................................................................................................
           619,215   Procter & Gamble Co.                                                                     53,215,337
------------------------------------------------------------------------------------------------------------------------
                                                                                                              75,932,712
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
            44,800   Hotels.com Class A (NON)                                                                  2,447,424
------------------------------------------------------------------------------------------------------------------------
Distribution (0.2%)
.........................................................................................................................
           162,600   SYSCO Corp.                                                                               4,843,854
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.8%)
.........................................................................................................................
           159,500   Duke Energy Corp.                                                                         3,116,630
.........................................................................................................................
           158,819   Edison International (NON)                                                                1,882,005
.........................................................................................................................
           191,300   Entergy Corp.                                                                             8,721,367
.........................................................................................................................
            93,700   Exelon Corp.                                                                              4,944,549
.........................................................................................................................
            35,750   FPL Group, Inc.                                                                           2,149,648
.........................................................................................................................
            62,200   Progress Energy, Inc.                                                                     2,696,370
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,510,569
------------------------------------------------------------------------------------------------------------------------
Electronics (4.8%)
.........................................................................................................................
           123,500   Broadcom Corp. Class A (NON)                                                              1,859,910
.........................................................................................................................
           199,900   Brooks-PRI Automation, Inc. (NON)                                                         2,290,854
.........................................................................................................................
         5,047,033   Intel Corp.                                                                              78,582,304
.........................................................................................................................
           116,900   Jabil Circuit, Inc. (NON)                                                                 2,094,848
.........................................................................................................................
           249,098   Linear Technology Corp.                                                                   6,406,801
.........................................................................................................................
           118,900   Marvell Technology Group,
                     Ltd. (Bermuda) (NON)                                                                      2,242,454
.........................................................................................................................
           163,200   Maxim Integrated Products, Inc.                                                           5,392,128
.........................................................................................................................
           285,975   Microchip Technology, Inc.                                                                6,992,089
.........................................................................................................................
           680,307   Motorola, Inc.                                                                            5,884,656
.........................................................................................................................
           659,300   QLogic Corp. (NON)                                                                       22,752,443
.........................................................................................................................
            94,500   Silicon Laboratories, Inc. (NON)                                                          1,803,060
.........................................................................................................................
           456,600   Texas Instruments, Inc.                                                                   6,853,566
.........................................................................................................................
           228,750   Xilinx, Inc. (NON)                                                                        4,712,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                             147,867,363
------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
.........................................................................................................................
           296,391   BJ Services Co. (NON)                                                                     9,576,393
.........................................................................................................................
           143,500   Cooper Cameron Corp. (NON)                                                                7,149,170
.........................................................................................................................
           194,253   GlobalSantaFe Corp.                                                                       4,724,233
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,449,796
------------------------------------------------------------------------------------------------------------------------
Financial (3.7%)
.........................................................................................................................
         1,355,489   Citigroup, Inc.                                                                          47,699,658
.........................................................................................................................
           869,875   Fannie Mae                                                                               55,959,059
.........................................................................................................................
           140,830   Freddie Mac                                                                               8,316,012
.........................................................................................................................
            39,100   SLM Corp.                                                                                 4,060,926
------------------------------------------------------------------------------------------------------------------------
                                                                                                             116,035,655
------------------------------------------------------------------------------------------------------------------------
Food (0.8%)
.........................................................................................................................
            82,000   Dole Food Co.                                                                             2,671,560
.........................................................................................................................
           456,460   Kraft Foods, Inc. Class A                                                                17,769,988
.........................................................................................................................
           124,500   Krispy Kreme Doughnuts, Inc. (NON)                                                        4,204,365
.........................................................................................................................
            64,300   McCormick & Co., Inc.                                                                     1,491,760
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,137,673
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.2%)
.........................................................................................................................
           476,700   Smurfit-Stone Container Corp. (NON)                                                       7,336,890
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.8%)
.........................................................................................................................
           170,800   GTECH Holdings Corp. (NON)                                                                4,758,488
.........................................................................................................................
           371,500   Harrah's Entertainment, Inc. (NON)                                                       14,711,400
.........................................................................................................................
            64,300   International Game Technology (NON)                                                       4,881,656
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,351,544
------------------------------------------------------------------------------------------------------------------------
Health Care Services (4.9%)
.........................................................................................................................
           124,400   AdvancePCS (NON)                                                                          2,762,924
.........................................................................................................................
           303,300   AmerisourceBergen Corp.                                                                  16,472,223
.........................................................................................................................
            82,700   Anthem, Inc. (NON)                                                                        5,201,830
.........................................................................................................................
           333,000   Cardinal Health, Inc.                                                                    19,710,270
.........................................................................................................................
           575,800   Caremark Rx, Inc. (NON)                                                                   9,356,750
.........................................................................................................................
            35,100   Conventry Health Care, Inc. (NON)                                                         1,018,953
.........................................................................................................................
           193,651   Express Scripts, Inc. Class A (NON)                                                       9,302,994
.........................................................................................................................
           157,600   HCA, Inc.                                                                                 6,540,400
.........................................................................................................................
           263,000   Health Management Associates, Inc.                                                        4,707,700
.........................................................................................................................
           123,200   Health Net, Inc. (NON)                                                                    3,252,480
.........................................................................................................................
           200,200   Oxford Health Plans, Inc. (NON)                                                           7,297,290
.........................................................................................................................
           109,550   Quest Diagnostics, Inc. (NON)                                                             6,233,395
.........................................................................................................................
            80,900   Steris Corp. (NON)                                                                        1,961,825
.........................................................................................................................
            77,600   Triad Hospitals, Inc. (NON)                                                               2,314,808
.........................................................................................................................
           321,767   UnitedHealth Group, Inc.                                                                 26,867,545
.........................................................................................................................
           135,600   Universal Health Svcs., Inc. Class B (NON)                                                6,115,560
.........................................................................................................................
             1,165   WellChoice, Inc. (NON)                                                                       27,902
.........................................................................................................................
           339,800   Wellpoint Health Networks, Inc. (NON)                                                    24,180,168
------------------------------------------------------------------------------------------------------------------------
                                                                                                             153,325,017
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.3%)
.........................................................................................................................
            60,300   KB Home                                                                                   2,583,855
.........................................................................................................................
           110,000   Lennar Corp.                                                                              5,676,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,259,855
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.2%)
.........................................................................................................................
            96,900   Whirlpool Corp.                                                                           5,060,118
------------------------------------------------------------------------------------------------------------------------
Insurance (2.2%)
.........................................................................................................................
           961,876   American International Group, Inc.                                                       55,644,527
.........................................................................................................................
           257,640   Fidelity National Financial, Inc.                                                         8,458,321
.........................................................................................................................
           107,000   Radian Group, Inc.                                                                        3,975,050
.........................................................................................................................
            96,262   Travelers Property Casualty Corp.
                     Class B                                                                                   1,410,238
------------------------------------------------------------------------------------------------------------------------
                                                                                                              69,488,136
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.5%)
.........................................................................................................................
            95,000   Federated Investors, Inc.                                                                 2,410,150
.........................................................................................................................
            76,700   Investment Technology Group, Inc. (NON)                                                   1,715,012
.........................................................................................................................
           224,455   SEI Investments Co.                                                                       6,100,687
.........................................................................................................................
           218,200   Waddell & Reed Financial, Inc.                                                            4,291,994
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,517,843
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.3%)
.........................................................................................................................
            61,400   Four Seasons Hotels, Inc. (Canada)                                                        1,734,550
.........................................................................................................................
            80,900   Marriott International, Inc. Class A                                                      2,659,183
.........................................................................................................................
           315,100   Royal Caribbean Cruises, Ltd.                                                             5,262,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,655,903
------------------------------------------------------------------------------------------------------------------------
Machinery (0.3%)
.........................................................................................................................
            68,100   Deere (John) & Co.                                                                        3,122,385
.........................................................................................................................
           113,100   Parker-Hannifin Corp.                                                                     5,217,303
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,339,688
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.3%)
.........................................................................................................................
           214,300   Dover Corp.                                                                               6,248,988
.........................................................................................................................
            64,200   Illinois Tool Works, Inc.                                                                 4,164,012
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,413,000
------------------------------------------------------------------------------------------------------------------------
Media (0.8%)
.........................................................................................................................
         1,362,758   AOL Time Warner, Inc. (NON)                                                              17,852,130
.........................................................................................................................
           285,400   Fox Entertainment Group, Inc. Class A (NON)                                               7,400,422
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,252,552
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.6%)
.........................................................................................................................
           182,099   Apogent Technologies, Inc. (NON)                                                          3,787,659
.........................................................................................................................
           185,600   Boston Scientific Corp. (NON)                                                             7,891,712
.........................................................................................................................
           158,900   Charles River Laboratories
                     International, Inc. (NON)                                                                 6,114,472
.........................................................................................................................
           187,100   Cytyc Corp. (NON)                                                                         1,908,420
.........................................................................................................................
           223,300   Guidant Corp. (NON)                                                                       6,888,805
.........................................................................................................................
           861,285   Medtronic, Inc.                                                                          39,274,596
.........................................................................................................................
           106,700   St. Jude Medical, Inc. (NON)                                                              4,238,124
.........................................................................................................................
            62,100   Stryker Corp.                                                                             4,168,152
.........................................................................................................................
            66,000   Varian Medical Systems, Inc. (NON)                                                        3,273,600
.........................................................................................................................
           104,600   Zimmer Holdings, Inc. (NON)                                                               4,342,992
------------------------------------------------------------------------------------------------------------------------
                                                                                                              81,888,532
------------------------------------------------------------------------------------------------------------------------
Metals (0.3%)
.........................................................................................................................
           631,610   Freeport-McMoRan Copper & Gold, Inc.
                     Class B (NON)                                                                            10,598,416
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.1%)
.........................................................................................................................
           110,700   Pitney Bowes, Inc.                                                                        3,615,462
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.7%)
.........................................................................................................................
           123,600   Burlington Resources, Inc.                                                                5,271,540
.........................................................................................................................
           176,619   ConocoPhillips                                                                            8,546,593
.........................................................................................................................
           551,097   Exxon Mobil Corp.                                                                        19,255,329
.........................................................................................................................
           142,311   Noble Corp. (NON)                                                                         5,002,232
.........................................................................................................................
           256,800   Occidental Petroleum Corp.                                                                7,305,960
.........................................................................................................................
           223,400   Unocal Corp.                                                                              6,831,572
------------------------------------------------------------------------------------------------------------------------
                                                                                                              52,213,226
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (15.5%)
.........................................................................................................................
           985,801   Abbott Laboratories                                                                      39,432,040
.........................................................................................................................
           294,400   Allergan, Inc.                                                                           16,963,328
.........................................................................................................................
            50,600   Barr Laboratories, Inc. (NON)                                                             3,293,554
.........................................................................................................................
           125,623   Bristol-Myers Squibb Co.                                                                  2,908,172
.........................................................................................................................
           128,200   Cephalon, Inc. (NON)                                                                      6,239,238
.........................................................................................................................
           144,800   Forest Laboratories, Inc. (NON)                                                          14,222,256
.........................................................................................................................
         2,108,206   Johnson & Johnson                                                                       113,231,744
.........................................................................................................................
           315,800   King Pharmaceuticals, Inc. (NON)                                                          5,428,602
.........................................................................................................................
           186,900   Lilly (Eli) & Co.                                                                        11,868,150
.........................................................................................................................
         1,010,411   Merck & Co., Inc.                                                                        57,199,367
.........................................................................................................................
           126,100   Mylan Laboratories, Inc.                                                                  4,400,890
.........................................................................................................................
         3,594,542   Pfizer, Inc.                                                                            109,885,149
.........................................................................................................................
         1,383,150   Pharmacia Corp.                                                                          57,815,670
.........................................................................................................................
           131,800   Schering-Plough Corp.                                                                     2,925,960
.........................................................................................................................
           201,673   Shire Pharmaceuticals Group PLC ADR
                     (United Kingdom) (NON)                                                                    3,809,603
.........................................................................................................................
           733,800   Wyeth                                                                                    27,444,120
------------------------------------------------------------------------------------------------------------------------
                                                                                                             477,067,843
------------------------------------------------------------------------------------------------------------------------
Publishing (0.2%)
.........................................................................................................................
            83,800   McGraw-Hill Cos., Inc. (The)                                                              5,064,872
.........................................................................................................................
             3,400   Washington Post Co. (The) Class B                                                         2,509,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,574,072
------------------------------------------------------------------------------------------------------------------------
Railroads (0.1%)
.........................................................................................................................
           127,100   Burlington Northern Santa Fe Corp.                                                        3,305,871
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.1%)
.........................................................................................................................
           233,200   Annaly Mortgage Management, Inc. (R)                                                      4,384,160
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.9%)
.........................................................................................................................
           242,400   BellSouth Corp.                                                                           6,270,888
.........................................................................................................................
           323,198   SBC Communications, Inc.                                                                  8,761,898
.........................................................................................................................
           305,733   Verizon Communications, Inc.                                                             11,847,154
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,879,940
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.0%)
.........................................................................................................................
           315,656   Darden Restaurants, Inc.                                                                  6,455,165
.........................................................................................................................
           611,700   Starbucks Corp. (NON)                                                                    12,466,446
.........................................................................................................................
           493,900   Yum! Brands, Inc. (NON)                                                                  11,962,258
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,883,869
------------------------------------------------------------------------------------------------------------------------
Retail (10.5%)
.........................................................................................................................
           103,900   Advance Auto Parts, Inc. (NON)                                                            5,080,710
.........................................................................................................................
           159,600   AutoZone, Inc. (NON)                                                                     11,275,740
.........................................................................................................................
           371,200   Bed Bath & Beyond, Inc. (NON)                                                            12,817,536
.........................................................................................................................
           143,900   Chico's FAS, Inc. (NON)                                                                   2,721,141
.........................................................................................................................
            38,800   Expedia, Inc. Class A (NON)                                                               2,596,892
.........................................................................................................................
           193,400   Family Dollar Stores, Inc.                                                                6,036,014
.........................................................................................................................
            86,800   Federated Department Stores, Inc. (NON)                                                   2,496,368
.........................................................................................................................
           511,558   Home Depot, Inc. (The)                                                                   12,256,930
.........................................................................................................................
           288,400   JC Penney Co., Inc. (Holding Co.)                                                         6,636,084
.........................................................................................................................
           400,400   Kohl's Corp. (NON)                                                                       22,402,380
.........................................................................................................................
           558,022   Kroger Co. (NON)                                                                          8,621,440
.........................................................................................................................
           262,510   Limited, Inc. (The)                                                                       3,656,764
.........................................................................................................................
           122,800   Liz Claiborne, Inc.                                                                       3,641,020
.........................................................................................................................
         1,153,542   Lowe's Cos., Inc.                                                                        43,257,825
.........................................................................................................................
           217,000   Michaels Stores, Inc. (NON)                                                               6,792,100
.........................................................................................................................
           380,600   Office Depot, Inc. (NON)                                                                  5,617,656
.........................................................................................................................
           243,600   Pier 1 Imports, Inc.                                                                      4,611,348
.........................................................................................................................
           344,600   Staples, Inc. (NON)                                                                       6,306,180
.........................................................................................................................
           497,200   Target Corp.                                                                             14,916,000
.........................................................................................................................
         1,544,404   TJX Cos., Inc. (The)                                                                     30,146,766
.........................................................................................................................
         1,830,771   Wal-Mart Stores, Inc.                                                                    92,472,243
.........................................................................................................................
           337,200   Walgreen Co.                                                                              9,842,868
.........................................................................................................................
            98,266   Whole Foods Market, Inc. (NON)                                                            5,181,566
.........................................................................................................................
           232,000   Williams-Sonoma, Inc. (NON)                                                               6,298,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                             325,682,371
------------------------------------------------------------------------------------------------------------------------
Schools (0.4%)
.........................................................................................................................
           129,900   Apollo Group, Inc. Class A (NON)                                                          5,715,600
.........................................................................................................................
           136,300   Career Education Corp. (NON)                                                              5,452,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,167,600
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.9%)
.........................................................................................................................
           783,466   Applied Materials, Inc. (NON)                                                            10,208,562
.........................................................................................................................
           168,000   KLA-Tencor Corp. (NON)                                                                    5,942,160
.........................................................................................................................
           503,200   LAM Research Corp. (NON)                                                                  5,434,560
.........................................................................................................................
           139,600   Novellus Systems, Inc. (NON)                                                              3,919,968
.........................................................................................................................
           225,400   Teradyne, Inc. (NON)                                                                      2,932,454
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,437,704
------------------------------------------------------------------------------------------------------------------------
Software (7.4%)
.........................................................................................................................
           171,300   Activision, Inc. (NON)                                                                    2,499,267
.........................................................................................................................
           395,086   Adobe Systems, Inc.                                                                       9,798,528
.........................................................................................................................
           147,300   BMC Software, Inc. (NON)                                                                  2,520,303
.........................................................................................................................
           144,900   Business Objects SA ADR (France) (NON)                                                    2,173,500
.........................................................................................................................
           150,400   Electronic Arts, Inc. (NON)                                                               7,485,408
.........................................................................................................................
            33,600   Mercury Interactive Corp. (NON)                                                             996,240
.........................................................................................................................
         2,939,564   Microsoft Corp. (SEG) (NON)                                                             151,975,459
.........................................................................................................................
           114,406   NETIQ Corp. (NON)                                                                         1,412,914
.........................................................................................................................
           689,732   Network Associates, Inc. (NON)                                                           11,097,788
.........................................................................................................................
         2,431,035   Oracle Corp. (NON)                                                                       26,255,178
.........................................................................................................................
           326,600   Symantec Corp. (NON)                                                                     13,230,566
------------------------------------------------------------------------------------------------------------------------
                                                                                                             229,445,151
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.6%)
.........................................................................................................................
           260,120   Affiliated Computer Services, Inc. Class A (NON)                                         13,695,318
.........................................................................................................................
           166,800   Automatic Data Processing, Inc.                                                           6,546,900
.........................................................................................................................
           239,100   BISYS Group, Inc. (The) (NON)                                                             3,801,690
.........................................................................................................................
           151,500   Computer Sciences Corp. (NON)                                                             5,219,175
.........................................................................................................................
           208,600   Concord EFS, Inc. (NON)                                                                   3,283,364
.........................................................................................................................
            94,508   DST Systems, Inc. (NON)                                                                   3,359,759
.........................................................................................................................
           126,200   Equifax, Inc.                                                                             2,920,268
.........................................................................................................................
           134,800   Fiserv, Inc. (NON)                                                                        4,576,460
.........................................................................................................................
           289,326   SunGard Data Systems, Inc. (NON)                                                          6,816,521
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,219,455
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.8%)
.........................................................................................................................
           615,800   AT&T Wireless Services, Inc. (NON)                                                        3,479,270
.........................................................................................................................
           193,300   CenturyTel, Inc.                                                                          5,679,154
.........................................................................................................................
           102,900   Citizens Communications Co. (NON)                                                         1,085,595
.........................................................................................................................
           931,800   Nextel Communications, Inc. Class A (NON)                                                10,762,290
.........................................................................................................................
           303,000   Sprint Corp. (FON Group)                                                                  4,387,440
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,393,749
------------------------------------------------------------------------------------------------------------------------
Textiles (0.4%)
.........................................................................................................................
           417,900   Reebok International, Ltd. (NON)                                                         12,286,260
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.2%)
.........................................................................................................................
           900,015   Philip Morris Cos., Inc.                                                                 36,477,608
------------------------------------------------------------------------------------------------------------------------
Toys (0.1%)
.........................................................................................................................
           115,500   Mattel, Inc.                                                                              2,211,825
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $3,374,456,644)                                                                $3,071,468,791
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
            17,824   Orbital Sciences Corp.                                                      8/31/04         $26,380
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $47,937,476   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 1.23% to 1.45%
                     and due dates ranging from January 2,
                     2003 to February 18, 2003 (d)                                                           $47,922,232
.........................................................................................................................
        33,202,027   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59% and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    33,202,027
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $81,124,259)                                                                      $81,124,259
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $3,455,580,903)                                                                $3,152,619,430
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2002
------------------------------------------------------------------------------
                                         Aggregate
                               Market         Face  Expiration     Unrealized
                                Value        Value        Date   Depreciation
...............................................................................
Nasdaq 100 Index
(Long)                     $5,428,500   $5,655,884      Mar-03      $(227,384)
...............................................................................
S&P 500 Index
(Long)                     18,237,175   18,654,758      Mar-03       (417,583)
------------------------------------------------------------------------------
                                                                    $(644,967)
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Voyager Fund II
The fund's portfolio
December 31, 2002

COMMON STOCKS (96.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.9%)
.........................................................................................................................
             9,300   Lamar Advertising Co. (NON)                                                                $312,945
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.2%)
.........................................................................................................................
             1,460   Lockheed Martin Corp.                                                                        84,315
------------------------------------------------------------------------------------------------------------------------
Airlines (1.1%)
.........................................................................................................................
             4,350   JetBlue Airways Corp. (NON)                                                                 117,450
.........................................................................................................................
             7,500   Ryanair Holdings PLC ADR (Ireland) (NON)                                                    293,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 411,150
------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
.........................................................................................................................
             3,100   CarMax, Inc. (NON)                                                                           55,428
.........................................................................................................................
             8,200   Gentex Corp. (NON)                                                                          259,448
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 314,876
------------------------------------------------------------------------------------------------------------------------
Banking (2.4%)
.........................................................................................................................
             1,100   Fifth Third Bancorp                                                                          64,405
.........................................................................................................................
             3,900   New York Community Bancorp, Inc.                                                            112,632
.........................................................................................................................
             1,100   State Street Corp.                                                                           42,900
.........................................................................................................................
            13,000   TCF Financial Corp.                                                                         567,970
.........................................................................................................................
             4,200   U.S. Bancorp                                                                                 89,124
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 877,031
------------------------------------------------------------------------------------------------------------------------
Beverage (0.7%)
.........................................................................................................................
             3,710   Pepsi Bottling Group, Inc. (The)                                                             95,347
.........................................................................................................................
             3,900   PepsiCo, Inc.                                                                               164,658
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 260,005
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.9%)
.........................................................................................................................
             6,300   Amgen, Inc. (NON)                                                                           304,542
.........................................................................................................................
             3,500   Amylin Pharmaceuticals, Inc. (NON)                                                           56,490
.........................................................................................................................
               900   Biogen, Inc. (NON)                                                                           36,054
.........................................................................................................................
             5,700   Celgene Corp. (NON)                                                                         122,379
.........................................................................................................................
             3,600   Genzyme Corp. (NON)                                                                         106,452
.........................................................................................................................
             7,000   Gilead Sciences, Inc. (NON)                                                                 238,000
.........................................................................................................................
             9,100   InterMune, Inc. (NON)                                                                       232,141
.........................................................................................................................
             2,100   MedImmune, Inc. (NON)                                                                        57,057
.........................................................................................................................
             8,400   Scios, Inc. (NON)                                                                           273,672
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,426,787
------------------------------------------------------------------------------------------------------------------------
Broadcasting (4.0%)
.........................................................................................................................
            10,300   Cumulus Media, Inc. Class A (NON)                                                           153,161
.........................................................................................................................
             5,000   Entercom Communications Corp. (NON)                                                         234,600
.........................................................................................................................
             3,631   Radio One, Inc. Class A (NON)                                                                53,085
.........................................................................................................................
            10,100   Radio One, Inc. Class D (NON)                                                               145,743
.........................................................................................................................
             1,600   Viacom, Inc. Class B (NON)                                                                   65,216
.........................................................................................................................
            21,100   Westwood One, Inc. (NON)                                                                    788,296
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,440,101
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
             1,600   3M Co.                                                                                      197,280
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.3%)
.........................................................................................................................
             5,300   CDW Computer Centers, Inc. (NON)                                                            232,405
.........................................................................................................................
             9,500   Choicepoint, Inc. (NON)                                                                     375,155
.........................................................................................................................
             3,000   Cintas Corp.                                                                                137,250
.........................................................................................................................
             3,700   Paychex, Inc.                                                                               103,230
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 848,040
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.4%)
.........................................................................................................................
            14,300   Cisco Systems, Inc. (NON)                                                                   187,330
.........................................................................................................................
            17,800   Juniper Networks, Inc. (NON)                                                                121,040
.........................................................................................................................
             9,200   Polycom, Inc. (NON)                                                                          87,584
.........................................................................................................................
             2,900   QUALCOMM, Inc. (NON)                                                                        105,531
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 501,485
------------------------------------------------------------------------------------------------------------------------
Computers (2.9%)
.........................................................................................................................
             9,000   Dell Computer Corp. (NON)                                                                   240,660
.........................................................................................................................
            22,200   Emulex Corp. (NON)                                                                          411,810
.........................................................................................................................
             1,500   IBM Corp.                                                                                   116,250
.........................................................................................................................
             2,300   Lexmark International, Inc. (NON)                                                           139,150
.........................................................................................................................
             3,400   Magma Design Automation, Inc. (NON)                                                          32,572
.........................................................................................................................
            15,800   McDATA Corp. Class A (NON)                                                                  112,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,052,622
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.3%)
.........................................................................................................................
            20,000   General Electric Co.                                                                        487,000
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.5%)
.........................................................................................................................
             3,100   Capital One Financial Corp.                                                                  92,132
.........................................................................................................................
             3,900   MBNA Corp.                                                                                   74,178
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 166,310
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.0%)
.........................................................................................................................
             1,700   Procter & Gamble Co.                                                                        146,098
.........................................................................................................................
             2,900   Weight Watchers International, Inc. (NON)                                                   133,313
.........................................................................................................................
             4,400   Yankee Candle Co., Inc. (The) (NON)                                                          70,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 349,811
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
             1,600   Alliance Data Systems Corp. (NON)                                                            28,352
------------------------------------------------------------------------------------------------------------------------
Distribution (0.4%)
.........................................................................................................................
             4,600   Performance Food Group Co. (NON)                                                            156,211
------------------------------------------------------------------------------------------------------------------------
Electronics (9.5%)
.........................................................................................................................
             6,600   Altera Corp. (NON)                                                                           81,378
.........................................................................................................................
            10,200   Brooks-PRI Automation, Inc. (NON)                                                           116,892
.........................................................................................................................
            18,800   Exar Corp. (NON)                                                                            233,120
.........................................................................................................................
             1,700   Integrated Circuit Systems, Inc. (NON)                                                       31,025
.........................................................................................................................
            18,100   Integrated Device Technology, Inc. (NON)                                                    151,497
.........................................................................................................................
            19,700   Intel Corp.                                                                                 306,729
.........................................................................................................................
            11,300   Intersil Corp. Class A (NON)                                                                157,522
.........................................................................................................................
             9,600   Jabil Circuit, Inc. (NON)                                                                   172,032
.........................................................................................................................
            28,800   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                             543,168
.........................................................................................................................
             1,300   Maxim Integrated Products, Inc.                                                              42,952
.........................................................................................................................
             9,450   Microchip Technology, Inc.                                                                  231,053
.........................................................................................................................
            18,800   QLogic Corp. (NON)                                                                          648,788
.........................................................................................................................
            13,600   Sanmina Corp. (NON)                                                                          61,064
.........................................................................................................................
            17,400   Silicon Laboratories, Inc. (NON)                                                            331,992
.........................................................................................................................
            23,400   Skyworks Solutions, Inc. (NON)                                                              201,708
.........................................................................................................................
             4,630   Texas Instruments, Inc.                                                                      69,496
.........................................................................................................................
             5,400   Varian Semiconductor Equipment (NON)                                                        128,309
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,508,725
------------------------------------------------------------------------------------------------------------------------
Energy (6.2%)
.........................................................................................................................
            10,000   BJ Services Co. (NON)                                                                       323,100
.........................................................................................................................
             2,600   Cooper Cameron Corp. (NON)                                                                  129,532
.........................................................................................................................
            10,600   ENSCO International, Inc.                                                                   312,170
.........................................................................................................................
             6,600   GlobalSantaFe Corp.                                                                         160,512
.........................................................................................................................
             8,200   Nabors Industries, Ltd. (Barbados) (NON)                                                    289,214
.........................................................................................................................
            12,300   Patterson-UTI Energy, Inc. (NON)                                                            371,091
.........................................................................................................................
             3,600   Smith International, Inc. (NON)                                                             117,432
.........................................................................................................................
            19,200   Varco International, Inc. (NON)                                                             334,080
.........................................................................................................................
             5,700   Weatherford Intl., Ltd. (NON)                                                               227,601
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,264,732
------------------------------------------------------------------------------------------------------------------------
Financial (1.1%)
.........................................................................................................................
             2,100   Citigroup, Inc.                                                                              73,899
.........................................................................................................................
             1,500   Fannie Mae                                                                                   96,495
.........................................................................................................................
             4,090   Freddie Mac                                                                                 241,515
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 411,909
------------------------------------------------------------------------------------------------------------------------
Food (0.9%)
.........................................................................................................................
             2,010   Kraft Foods, Inc. Class A                                                                    78,249
.........................................................................................................................
             6,800   Krispy Kreme Doughnuts, Inc. (NON)                                                          229,636
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 307,885
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.1%)
.........................................................................................................................
             7,100   Harrah's Entertainment, Inc. (NON)                                                          281,160
.........................................................................................................................
               510   International Game Technology (NON)                                                          38,719
.........................................................................................................................
             5,500   Station Casinos, Inc. (NON)                                                                  97,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 417,229
------------------------------------------------------------------------------------------------------------------------
Health Care Services (9.1%)
.........................................................................................................................
             7,950   Accredo Health, Inc. (NON)                                                                  280,238
.........................................................................................................................
             9,300   AdvancePCS (NON)                                                                            206,553
.........................................................................................................................
             5,900   AmerisourceBergen Corp.                                                                     320,429
.........................................................................................................................
             1,740   Cardinal Health, Inc.                                                                       102,991
.........................................................................................................................
            28,000   Caremark Rx, Inc. (NON)                                                                     455,000
.........................................................................................................................
            10,300   Community Health Systems, Inc. (NON)                                                        212,077
.........................................................................................................................
             3,100   Express Scripts, Inc. Class A (NON)                                                         148,924
.........................................................................................................................
             1,300   HCA, Inc.                                                                                    53,950
.........................................................................................................................
            16,000   Health Management Associates, Inc.                                                          286,400
.........................................................................................................................
             1,700   Henry Schein, Inc. (NON)                                                                     76,500
.........................................................................................................................
             4,400   LifePoint Hospitals, Inc. (NON)                                                             131,696
.........................................................................................................................
             3,500   Manor Care, Inc. (NON)                                                                       65,135
.........................................................................................................................
             4,600   Mid Atlantic Medical Svcs., Inc. (NON)                                                      149,040
.........................................................................................................................
             5,500   Pediatrix Medical Group, Inc. (NON)                                                         220,330
.........................................................................................................................
             7,300   Steris Corp. (NON)                                                                          177,025
.........................................................................................................................
             4,700   Triad Hospitals, Inc. (NON)                                                                 140,201
.........................................................................................................................
               600   UnitedHealth Group, Inc.                                                                     50,100
.........................................................................................................................
            10,700   WebMD Corp. (NON)                                                                            91,485
.........................................................................................................................
             4,200   WellChoice, Inc. (NON)                                                                      100,590
.........................................................................................................................
               600   Wellpoint Health Networks, Inc. (NON)                                                        42,696
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,311,360
------------------------------------------------------------------------------------------------------------------------
Insurance (1.0%)
.........................................................................................................................
             2,980   American International Group, Inc.                                                          172,393
.........................................................................................................................
             6,500   Willis Group Holdings, Ltd.
                     (United Kingdom) (NON)                                                                      186,355
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 358,748
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.3%)
.........................................................................................................................
             4,600   T Rowe Price Group, Inc.                                                                    125,488
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.0%)
.........................................................................................................................
            18,200   Extended Stay America, Inc. (NON)                                                           268,450
.........................................................................................................................
             7,200   Hilton Hotels Corp.                                                                          91,512
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 359,962
------------------------------------------------------------------------------------------------------------------------
Media (0.3%)
.........................................................................................................................
             5,900   AOL Time Warner, Inc. (NON)                                                                  77,290
.........................................................................................................................
             1,580   Fox Entertainment Group, Inc. Class A (NON)                                                  40,969
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 118,259
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.8%)
.........................................................................................................................
             4,000   Charles River Laboratories
                     International, Inc. (NON)                                                                   153,920
.........................................................................................................................
             2,840   Medtronic, Inc.                                                                             129,504
.........................................................................................................................
             4,300   Respironics, Inc. (NON)                                                                     130,853
.........................................................................................................................
             6,200   Varian Medical Systems, Inc. (NON)                                                          307,520
.........................................................................................................................
             6,900   Zimmer Holdings, Inc. (NON)                                                                 286,488
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,008,285
------------------------------------------------------------------------------------------------------------------------
Metals (0.1%)
.........................................................................................................................
             4,200   Liquidmetal Technologies (NON)                                                               43,176
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.4%)
.........................................................................................................................
             3,400   Kinder Morgan, Inc.                                                                         143,718
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.9%)
.........................................................................................................................
             9,400   Noble Corp. (NON)                                                                           330,410
------------------------------------------------------------------------------------------------------------------------
Other (0.5%)
.........................................................................................................................
             1,450   Nasdaq-100 Index Tracking Stock                                                              35,337
.........................................................................................................................
             1,600   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                       141,168
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 176,505
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.8%)
.........................................................................................................................
             2,100   Abbott Laboratories                                                                          84,000
.........................................................................................................................
             1,160   Allergan, Inc.                                                                               66,839
.........................................................................................................................
               800   Barr Laboratories, Inc. (NON)                                                                52,072
.........................................................................................................................
             3,100   Cephalon, Inc. (NON)                                                                        150,871
.........................................................................................................................
             1,260   Forest Laboratories, Inc. (NON)                                                             123,757
.........................................................................................................................
             9,000   Johnson & Johnson                                                                           483,390
.........................................................................................................................
             1,930   Lilly (Eli) & Co.                                                                           122,555
.........................................................................................................................
             2,800   Merck & Co., Inc.                                                                           158,508
.........................................................................................................................
            16,600   Pfizer, Inc.                                                                                507,462
.........................................................................................................................
             5,200   Pharmacia Corp.                                                                             217,360
.........................................................................................................................
             4,040   Wyeth                                                                                       151,096
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,117,910
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.2%)
.........................................................................................................................
            12,900   Applebee's International, Inc.                                                              299,164
.........................................................................................................................
             7,100   CBRL Group, Inc.                                                                            213,923
.........................................................................................................................
             3,100   Darden Restaurants, Inc.                                                                     63,395
.........................................................................................................................
             3,600   P.F. Chang's China Bistro, Inc. (NON)                                                       130,680
.........................................................................................................................
             1,100   Panera Bread Co. (NON)                                                                       38,291
.........................................................................................................................
             2,400   Starbucks Corp. (NON)                                                                        48,912
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 794,365
------------------------------------------------------------------------------------------------------------------------
Retail (12.3%)
.........................................................................................................................
             6,000   99 Cents Only Stores (NON)                                                                  161,160
.........................................................................................................................
             6,600   Advance Auto Parts, Inc. (NON)                                                              322,740
.........................................................................................................................
            10,000   AutoZone, Inc. (NON)                                                                        706,500
.........................................................................................................................
             3,250   Bed Bath & Beyond, Inc. (NON)                                                               112,223
.........................................................................................................................
             1,000   Best Buy Cos., Inc. (NON)                                                                    24,150
.........................................................................................................................
            13,000   Chico's FAS, Inc. (NON)                                                                     245,830
.........................................................................................................................
            17,200   Dollar Tree Stores, Inc. (NON)                                                              422,604
.........................................................................................................................
            12,400   Family Dollar Stores, Inc.                                                                  387,004
.........................................................................................................................
             3,200   Kohl's Corp. (NON)                                                                          179,040
.........................................................................................................................
             6,300   Lowe's Cos., Inc.                                                                           236,250
.........................................................................................................................
             8,000   Michaels Stores, Inc. (NON)                                                                 250,400
.........................................................................................................................
            11,540   Office Depot, Inc. (NON)                                                                    170,330
.........................................................................................................................
             6,200   PETsMART, Inc. (NON)                                                                        106,206
.........................................................................................................................
             7,900   Ross Stores, Inc.                                                                           334,881
.........................................................................................................................
               900   Target Corp.                                                                                 27,000
.........................................................................................................................
             5,310   TJX Cos., Inc. (The)                                                                        103,651
.........................................................................................................................
             2,000   Too, Inc. (NON)                                                                              47,040
.........................................................................................................................
             5,720   Wal-Mart Stores, Inc.                                                                       288,917
.........................................................................................................................
             1,830   Walgreen Co.                                                                                 53,418
.........................................................................................................................
            11,300   Williams-Sonoma, Inc. (NON)                                                                 306,795
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,486,139
------------------------------------------------------------------------------------------------------------------------
Schools (1.7%)
.........................................................................................................................
             5,900   Apollo Group, Inc. Class A (NON)                                                            259,600
.........................................................................................................................
             6,800   Career Education Corp. (NON)                                                                272,000
.........................................................................................................................
             2,400   Education Management Corp. (NON)                                                             90,240
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 621,840
------------------------------------------------------------------------------------------------------------------------
Semiconductor (2.2%)
.........................................................................................................................
             4,600   Cymer, Inc. (NON)                                                                           148,350
.........................................................................................................................
             1,100   KLA-Tencor Corp. (NON)                                                                       38,907
.........................................................................................................................
            16,500   LAM Research Corp. (NON)                                                                    178,200
.........................................................................................................................
             9,300   LTX Corp. (NON)                                                                              56,079
.........................................................................................................................
             1,900   Mykrolis Corp. (NON)                                                                         13,870
.........................................................................................................................
            10,600   Novellus Systems, Inc. (NON)                                                                297,648
.........................................................................................................................
             3,600   Photon Dynamics, Inc. (NON)                                                                  82,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 815,134
------------------------------------------------------------------------------------------------------------------------
Shipping (0.5%)
.........................................................................................................................
             3,300   Expeditors International of
                     Washington, Inc.                                                                            107,745
.........................................................................................................................
             2,900   Heartland Express, Inc. (NON)                                                                66,442
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 174,187
------------------------------------------------------------------------------------------------------------------------
Software (8.1%)
.........................................................................................................................
             2,900   Adobe Systems, Inc.                                                                          71,923
.........................................................................................................................
             6,800   BMC Software, Inc. (NON)                                                                    116,348
.........................................................................................................................
            10,500   Cognos, Inc. (Canada) (NON)                                                                 246,225
.........................................................................................................................
            16,300   Documentum, Inc. (NON)                                                                      255,258
.........................................................................................................................
               410   Electronic Arts, Inc. (NON)                                                                  20,406
.........................................................................................................................
             7,700   Internet Security Systems, Inc. (NON)                                                       141,141
.........................................................................................................................
             7,800   Manhattan Associates, Inc. (NON)                                                            184,548
.........................................................................................................................
             5,500   Matrixone, Inc. (NON)                                                                        23,650
.........................................................................................................................
             3,800   Mercury Interactive Corp. (NON)                                                             112,670
.........................................................................................................................
            12,800   Microsoft Corp. (NON)                                                                       661,760
.........................................................................................................................
             9,900   NETIQ Corp. (NON)                                                                           122,265
.........................................................................................................................
            19,100   Network Associates, Inc. (NON)                                                              307,319
.........................................................................................................................
             9,800   Oracle Corp. (NON)                                                                          105,840
.........................................................................................................................
            11,200   PeopleSoft, Inc. (NON)                                                                      204,960
.........................................................................................................................
             3,400   Symantec Corp. (NON)                                                                        137,734
.........................................................................................................................
            29,500   webMethods, Inc. (NON)                                                                      242,490
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,954,537
------------------------------------------------------------------------------------------------------------------------
Staffing (0.3%)
.........................................................................................................................
             3,500   Hewitt Associates, Inc. Class A (NON)                                                       110,915
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.4%)
.........................................................................................................................
             4,600   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               242,190
.........................................................................................................................
             2,373   BISYS Group, Inc. (The) (NON)                                                                37,731
.........................................................................................................................
             2,900   DST Systems, Inc. (NON)                                                                     103,095
.........................................................................................................................
             2,700   Fair, Isaac and Co., Inc.                                                                   115,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 498,306
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.3%)
.........................................................................................................................
            15,800   Citizens Communications Co. (NON)                                                           166,690
.........................................................................................................................
            26,600   Nextel Communications, Inc. Class A (NON)                                                   307,230
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 473,920
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.6%)
.........................................................................................................................
             5,470   Philip Morris Cos., Inc.                                                                    221,699
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.2%)
.........................................................................................................................
             1,700   Waste Connections, Inc.                                                                      65,637
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $35,969,709)                                                                      $35,135,301
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            31,660   MarketSoft Software Corp. Ser. D,
                     zero % cv. pfd. (Private) (acquired
                     12/7/00, cost $154,501) (RES)                                                               $61,737
.........................................................................................................................
            16,600   Totality Corp. Ser. D, $0.346 cum.
                     cv. pfd. (Private) (acquired 7/27/00,
                     cost $71,830) (RES)                                                                           6,640
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $226,331)                                                                             $68,377
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.0%) (a) (cost $1,089,422)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,089,422   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 1.20% to 1.59%  and due
                     dates ranging from January 2, 2003 to
                     February 19, 2003 (d)                                                                    $1,089,422
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $37,285,462)                                                                      $36,293,100
------------------------------------------------------------------------------------------------------------------------

Written Options Outstanding at December 31,2002
(premium received $7,657)
------------------------------------------------------------------------------
Contract                                  Expiration Date/            Market
Amounts                                       Strike Price             Value
...............................................................................
1,845 Silicon Laboratories, Inc.
      (Call)                              Mar 03/28.15 USD              $594
...............................................................................
1,845 Silicon Laboratories, Inc.
      (Put)                               Mar 03/17.47 USD             3,880
------------------------------------------------------------------------------
                                                                      $4,474
------------------------------------------------------------------------------
See page 168 for Notes to the Portfolios.



PUTNAM VARIABLE TRUST

Notes to the Portfolios
December 31, 2002

  (a) Percentages indicated are based on net assets.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities by fund did not exceed 5.0% of each fund's net assets.

(DEF) Security is in default of principal and interest.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam
      VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston,
      Putnam VT Global Asset Allocation Fund, Putnam VT Income Fund, Putnam VT
      Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT
      Voyager Fund at December 31, 2002.

  (d) See footnote 1 to Financial Statements on page 208.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities
      (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at December 31, 2002, which are subject to change based on the terms of the security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.








PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2002
                                                Putnam VT         Putnam VT                           Putnam VT
                                                 American           Capital         Putnam VT        The George         Putnam VT
                                               Government      Appreciation       Diversified       Putnam Fund      Global Asset
                                              Income Fund              Fund       Income Fund         of Boston   Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $685,561,325       $28,534,632      $540,159,612      $634,744,121      $465,403,400
Cash                                            1,934,065                --           834,007           100,370         1,332,310
Foreign currency, at value (Note 1)                    --                --         2,575,235                --        13,639,386
Dividends, interest, and other
receivables                                     4,543,466            48,085         9,765,625         2,867,761         1,856,796
Receivable for shares of the fund sold            784,704           130,772            67,206           198,302                16
Receivable for securities sold                 28,169,702            40,144           947,265         1,259,188         7,059,612
Receivable for variation margin (Note 1)               --                --           153,432            84,445            64,106
Receivable for open swap contracts
(Note 1)                                               --                --         1,419,153                --         2,281,557
Receivable for open forward currency
contracts (Note 1)                                     --                --           683,744                --         1,269,232
Receivable for closed forward currency
contracts (Note 1)                                     --                --            30,971                --                --
Foreign tax reclaim                                    --                --                --                --           136,372
...................................................................................................................................
Total assets                                  720,993,262        28,753,633       556,636,250       639,254,187       493,042,787
...................................................................................................................................
Liabilities
Payable for securities purchased              145,765,235            74,200         9,291,474        40,265,192        26,825,567
Payable for shares of the fund
repurchased                                        23,166            17,434            68,237            96,404           251,986
Payable for compensation of Manager
(Note 2)                                          876,316            15,498           937,977           928,598           804,198
Payable for investor servicing and
custodian fees (Note 2)                            31,168            12,900            66,286            61,789           149,284
Payable for compensation of Trustees
(Note 2)                                            5,640             1,528            40,651            19,099            60,284
Payable for administrative services
(Note 2)                                            1,301               529             1,350             1,361               894
Payable for distribution fees (Note 2)             34,432             3,028            21,594            37,976             4,641
Credit default contracts outstanding, at
value (Note 1)                                         --                --           515,814           382,200           286,650
Collateral on securities loaned, at
value (Note 1)                                         --         1,063,996                --         1,244,168        10,343,001
Payable for open forward currency
contracts (Note 1)                                     --                --         1,180,769                --         2,631,717
Payable for closed forward currency
contracts (Note 1)                                     --                --           661,104                --            85,423
TBA sale commitments, at value (Note 1)        23,309,641                --                --           930,094         6,168,178
Other accrued expenses                              8,806             1,671            24,019            27,296            19,482
...................................................................................................................................
Total liabilities                             170,055,705         1,190,784        12,809,275        43,994,177        47,631,305
...................................................................................................................................
Net assets                                   $550,937,557       $27,562,849      $543,826,975      $595,260,010      $445,411,482
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $519,405,576       $35,407,336      $669,189,635      $643,367,199      $569,053,214
Undistributed net investment income
(loss) (Note 1)                                11,506,420               689        50,770,029        15,833,130        17,070,790
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                          10,727,424        (7,045,709)     (139,328,657)      (46,192,323)     (109,211,753)
Net unrealized appreciation
(depreciation) of investments and assets
and liabilities in foreign currencies           9,298,137          (799,467)      (36,804,032)      (17,747,996)      (31,500,769)
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares outstanding     $550,937,557       $27,562,849      $543,826,975      $595,260,010      $445,411,482
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $386,364,437       $13,541,780      $440,844,614      $416,550,284      $423,652,984
Number of shares outstanding                   31,297,271         2,232,638        51,533,597        43,468,408        36,814,394
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares outstanding)           $12.34             $6.07             $8.55             $9.58            $11.51
Computation of net asset value Class IB
Net Assets                                   $164,573,120       $14,021,069      $102,982,361      $178,709,726       $21,758,498
Number of shares outstanding                   13,383,809         2,318,233        12,133,628        18,725,832         1,890,025
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares outstanding)           $12.30             $6.05             $8.49             $9.54            $11.51
...................................................................................................................................
Cost of investments (Note 1)                 $676,087,388       $29,334,099      $576,972,325      $651,153,157      $496,136,791
Cost of foreign currency (Note 1)                      --                --         2,455,293                --        12,863,936
Premiums received on credit default
contracts (Note 1)                                     --                --           527,095           330,154           194,848
Value of securities on loan (Note 1)                   --         1,033,847                --         1,210,615         9,902,610
Proceeds receivable on TBA sale
commitments (Note 1)                           23,133,841                --                --           928,335         6,130,684
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2002
                                                                                    Putnam VT
                                                Putnam VT         Putnam VT            Growth         Putnam VT         Putnam VT
                                            Global Equity        Growth and     Opportunities   Health Sciences        High Yield
                                                     Fund       Income Fund              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $732,236,456    $5,369,334,159       $64,120,107      $335,166,624      $588,580,643
Cash                                               99,818           452,215             7,064            69,973         2,591,621
Foreign currency, at value (Note 1)                    49                --                --                --                --
Dividends, interest, and other
receivables                                     1,280,975        11,747,741            82,705           425,924        11,892,056
Receivable for shares of the fund sold             16,200           243,358            18,780            78,380           838,746
Receivable for securities sold                    119,716           453,887                --            11,974         2,218,334
Receivable for open swap contracts
(Note 1)                                               --                --                --                --         1,709,385
Receivable for open forward currency
contracts (Note 1)                                728,339                --                --           890,221                --
Receivable for closed forward currency
contracts (Note 1)                                     --                --                --            22,772                --
Foreign tax reclaim                               461,295                --                --            77,980                --
...................................................................................................................................
Total assets                                  734,942,848     5,382,231,360        64,228,656       336,743,848       607,830,785
...................................................................................................................................
Liabilities
Payable for securities purchased                  846,018         4,647,352                --           330,586           542,854
Payable for shares of the fund
repurchased                                       445,499         2,392,352            54,742           164,443           148,576
Payable for compensation of Manager
(Note 2)                                        1,437,624         6,529,374           116,668           607,989         1,015,005
Payable for investor servicing and
custodian fees (Note 2)                           125,040           204,671            28,638            47,336            55,009
Payable for compensation of Trustees
(Note 2)                                          118,043           274,953             5,017            19,191            69,494
Payable for administrative services
(Note 2)                                            1,478             4,614               618               877             1,373
Payable for distribution fees (Note 2)             13,984           131,380             6,800            25,648            16,262
Collateral on securities loaned, at
value (Note 1)                                  5,914,790        26,545,094           709,920         2,846,716            19,419
Payable for open forward currency
contracts (Note 1)                                883,077                --                --            69,368            14,475
Other accrued expenses                             59,159           170,509             6,274            20,790            26,479
...................................................................................................................................
Total liabilities                               9,844,712        40,900,299           928,677         4,132,944         1,908,946
...................................................................................................................................
Net assets                                   $725,098,136    $5,341,331,061       $63,299,979      $332,610,904      $605,921,839
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)            $1,773,205,084    $6,131,031,929      $174,037,505      $421,339,296    $1,025,699,748
Undistributed net investment income
(loss) (Note 1)                                 8,983,964       110,534,552                --         1,608,123        62,674,366
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                        (975,632,383)     (670,217,947)     (100,694,579)      (82,460,099)     (355,512,690)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (81,458,529)     (230,017,473)      (10,042,947)       (7,876,416)     (126,939,585)
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $725,098,136    $5,341,331,061       $63,299,979      $332,610,904      $605,921,839
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $659,264,291    $4,729,160,713       $32,235,174      $212,783,371      $526,885,389
Number of shares outstanding                   90,951,136       252,268,587         8,592,850        22,697,877        74,458,789
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $7.25            $18.75             $3.75             $9.37             $7.08
Computation of net asset value Class IB
Net Assets                                    $65,833,845      $612,170,348       $31,064,805      $119,827,533       $79,036,450
Number of shares outstanding                    9,156,952        32,839,454         8,333,473        12,857,379        11,209,595
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $7.19            $18.64             $3.73             $9.32             $7.05
...................................................................................................................................
Cost of investments (Note 1)                 $813,605,041    $5,599,351,632       $74,163,075      $343,876,725      $717,216,596
Cost of foreign currency (Note 1)                      49                --                --                --                --
Value of securities on loan (Note 1)            5,722,360        25,187,273           691,315         2,733,944            16,966
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2002
                                                                  Putnam VT         Putnam VT         Putnam VT
                                                              International     International International New         Putnam VT
                                                Putnam VT            Growth        Growth and     Opportunities         Investors
                                              Income Fund              Fund       Income Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                   $1,351,165,435      $754,265,147      $245,037,463      $214,914,948      $526,770,610
Cash                                              104,328           802,506         1,174,842           898,069             5,069
Foreign currency, at value (Note 1)               328,660           167,861                --                --                --
Dividends, interest, and other
receivables                                    10,625,667         1,009,773           179,282           285,808           804,118
Receivable for shares of the fund sold            135,415           745,638            11,885             8,511            12,845
Receivable for securities sold                 38,793,496           701,384           553,082         3,144,316         2,637,224
Receivable for variation margin (Note 1)           55,813                --                --                --             8,383
Foreign tax reclaim                                    --           743,449           608,032           191,788            20,103
...................................................................................................................................
Total assets                                1,401,208,814       758,435,758       247,564,586       219,443,440       530,258,352
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                       --                --                --           783,092            32,618
Payable for securities purchased              224,088,368         1,714,210                --         1,615,206         1,495,937
Payable for shares of the fund
repurchased                                       266,875           250,785            59,331           175,950           287,676
Payable for compensation of Manager
(Note 2)                                        1,679,141         1,391,104           498,726           547,042           866,292
Payable for investor servicing and
custodian fees (Note 2)                            65,958           238,635            44,433            48,130            32,546
Payable for compensation of Trustees
(Note 2)                                           65,916            55,191            24,046            22,766            27,362
Payable for administrative services
(Note 2)                                            2,327             1,451               933               922             1,345
Payable for distribution fees (Note 2)             45,129            64,020             9,541            26,073            39,084
Written options outstanding, at value
(Note 1)                                               --                --                --                --               268
Collateral on securities loaned, at
value (Note 1)                                         --        15,099,028                --         1,941,000         5,425,420
Credit default contracts outstanding, at
value (Note 1)                                  1,146,600                --                --                --                --
TBA sale commitments, at value (Note 1)        38,650,581                --                --                --                --
Other accrued expenses                             29,238            43,901            15,381            12,599            34,145
...................................................................................................................................
Total liabilities                             266,040,133        18,858,325           652,391         5,172,780         8,242,693
...................................................................................................................................
Net assets                                 $1,135,168,681      $739,577,433      $246,912,195      $214,270,660      $522,015,659
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)         $1,097,525,415    $1,066,584,819      $362,015,352      $461,135,524    $1,047,656,908
Undistributed net investment income
(loss) (Note 1)                                54,127,204         7,665,878         4,266,036           893,706         3,128,771
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                         (28,406,110)     (230,822,953)      (90,032,324)     (249,145,968)     (507,857,789)
Net unrealized appreciation
(depreciation) of investments and assets
and liabilities in foreign currencies
(Note 5)                                       11,922,172      (103,850,311)      (29,336,869)        1,387,398       (20,912,231)
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares outstanding   $1,135,168,681      $739,577,433      $246,912,195      $214,270,660      $522,015,659
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $919,294,271      $430,607,098      $201,168,290       $91,939,037      $341,674,624
Number of shares outstanding                   70,980,802        42,446,061        24,022,561        10,928,233        48,270,179
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares outstanding)           $12.95            $10.14             $8.37             $8.41             $7.08
Computation of net asset value Class IB
Net Assets                                   $215,874,410      $308,970,335       $45,743,905      $122,331,623      $180,341,035
Number of shares outstanding                   16,751,650        30,606,109         5,480,503        14,613,694        25,602,530
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares outstanding)           $12.89            $10.09             $8.35             $8.37             $7.04
...................................................................................................................................
Cost of investments (Note 1)               $1,337,437,654      $858,165,025      $274,445,906      $213,557,843      $547,622,464
Cost of foreign currency (Note 1)                 305,608           164,064                --                --                --
Premiums received on credit default
contracts (Note 1)                              1,014,485                --                --                --                --
Premiums received on written options
(Note 1)                                               --                --                --                --            59,949
Value of securities on loan (Note 1)                   --        14,369,021                --         1,766,180         5,181,902
Proceeds receivable on TBA sale
commitments (Note 1)                           38,431,005                --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2002
                                                Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                                    Money New Opportunities         New Value    OTC & Emerging          Research
                                              Market Fund              Fund              Fund       Growth Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $948,473,028    $1,793,682,280      $482,961,759       $94,265,265      $229,483,292
Cash                                              123,918                --            11,248                --             2,680
Dividends, interest, and other
receivables                                       791,483           830,340         1,091,322            14,519           344,983
Receivable for shares of the fund sold            778,084            46,844            75,036               751            18,785
Receivable for securities sold                         --         1,090,518           598,927           188,990                --
Receivable for open forward currency
contracts (Note 1)                                     --                --                --                --            65,516
...................................................................................................................................
Total assets                                  950,166,513     1,795,649,982       484,738,292        94,469,525       229,915,256
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                       --               226                --                --                --
Distributions payable to shareholders               8,031                --                --                --                --
Payable for securities purchased                       --           354,120         2,669,019            52,699             4,304
Payable for shares of the fund
repurchased                                       204,973         1,625,417         1,980,644           104,486            61,161
Payable for compensation of Manager
(Note 2)                                        1,015,559         2,782,829           804,443           171,768           376,454
Payable for investor servicing and
custodian fees (Note 2)                            52,782            92,750            38,198            16,233            28,699
Payable for compensation of Trustees
(Note 2)                                           32,023           162,336            21,432            16,018            14,320
Payable for administrative services
(Note 2)                                            1,289             2,632               905               833               894
Payable for distribution fees (Note 2)             33,801            27,400            21,586             7,185            21,970
Written options outstanding, at value
(Note 1)                                               --                --                --            16,441                --
Collateral on securities loaned, at
value (Note 1)                                         --                --        12,867,070                --           509,864
Payable for open forward currency
contracts (Note 1)                                     --                --                --                --           358,996
Other accrued expenses                             12,088            88,124            20,740            12,310             9,137
...................................................................................................................................
Total liabilities                               1,360,546         5,135,834        18,424,037           397,973         1,385,799
...................................................................................................................................
Net assets                                   $948,805,967    $1,790,514,148      $466,314,255       $94,071,552      $228,529,457
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $948,792,562    $3,641,923,977      $538,236,941      $498,396,715      $371,297,975
Undistributed net investment income
(loss) (Note 1)                                        --                --         6,801,345                --         1,301,400
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                              13,405    (1,543,152,167)      (55,016,989)     (392,630,251)     (122,435,810)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                             --      (308,257,662)      (23,707,042)      (11,694,912)      (21,634,108)
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $948,805,967    $1,790,514,148      $466,314,255       $94,071,552      $228,529,457
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $794,448,230    $1,664,684,677      $366,622,616       $61,535,110      $127,084,039
Number of shares outstanding                  794,436,725       143,304,253        33,383,122        15,038,085        14,927,639
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $1.00            $11.62            $10.98             $4.09             $8.51
Computation of net asset value Class IB
Net Assets                                   $154,357,737      $125,829,471       $99,691,639       $32,536,442      $101,445,418
Number of shares outstanding                  154,355,837        10,940,486         9,122,971         8,014,249        11,974,512
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $1.00            $11.50            $10.93             $4.06             $8.47
...................................................................................................................................
Cost of investments (Note 1)                 $948,473,028    $2,101,939,942      $506,668,801      $105,971,874      $250,823,920
Premiums received on written options
(Note 1)                                               --                --                --            28,137                --
Value of securities on loan (Note 1)                   --                --        11,735,114                --           484,020
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2002
                                                                  Putnam VT
                                                Putnam VT  Utilities Growth         Putnam VT         Putnam VT         Putnam VT
                                                Small Cap        and Income             Vista           Voyager           Voyager
                                               Value Fund              Fund              Fund              Fund           Fund II
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $445,817,887      $407,136,247      $439,461,362    $3,152,619,430       $36,293,100
Cash                                               39,243           452,650            33,050            22,281            12,130
Dividends, interest, and other
receivables                                       653,389         1,856,347           121,781         3,436,149            16,163
Receivable for shares of the fund sold            771,935               179            54,699         1,630,149            80,762
Receivable for securities sold                  1,127,665                --           229,195         2,380,873           122,338
Receivable for variation margin
(Note 1)                                               --               251            15,400                --                --
Receivable for open forward currency
contracts (Note 1)                                     --            77,568                --                --                --
Foreign tax reclaim                                    --            54,743                --            15,484                --
...................................................................................................................................
Total assets                                  448,410,119       409,577,985       439,915,487     3,160,104,366        36,524,493
...................................................................................................................................
Liabilities
Payable for variation margin  (Note 1)                 --                --                --             5,538                --
Payable for securities purchased                  919,351         2,111,593            34,778         2,896,535            13,612
Payable for shares of the fund
repurchased                                       787,069           311,196           903,472         1,656,753            18,393
Payable for compensation of Manager
(Note 2)                                          807,559           678,050           713,614         4,525,266            22,287
Payable for investor servicing and
custodian fees (Note 2)                            51,880            47,093            43,294           137,916            16,645
Payable for compensation of Trustees
(Note 2)                                            9,644            66,349            24,177           222,268             5,581
Payable for administrative services
(Note 2)                                              889               933               905             1,429               534
Payable for distribution fees (Note 2)             40,675             8,298            41,253            78,355             5,258
Written options outstanding, at value
(Note 1)                                               --                --                --                --             4,474
Collateral on securities loaned, at
value (Note 1)                                 38,318,420        11,030,289        14,434,396        47,922,232                --
Payable for open forward currency
contracts (Note 1)                                     --           532,726                --                --                --
Payable for closed forward currency
contracts (Note 1)                                     --            64,490                --                --                --
Other accrued expenses                             14,291            24,196            25,791           134,959             2,853
...................................................................................................................................
Total liabilities                              40,949,778        14,875,213        16,221,680        57,581,251            89,637
...................................................................................................................................
Net assets                                   $407,460,341      $394,702,772      $423,693,807    $3,102,523,115       $36,434,856
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1, 4 and 5)           $481,556,449      $537,636,811    $1,012,970,145    $5,188,381,449       $54,134,751
Undistributed net investment income
(loss) (Note 1)                                 2,093,569        16,046,990                --        19,354,680                --
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                         (38,386,159)     (130,155,825)     (532,756,774)   (1,801,609,391)      (16,710,812)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies (Note 5)                           (37,803,518)      (28,825,204)      (56,519,564)     (303,603,623)         (989,083)
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $407,460,341      $394,702,772      $423,693,807    $3,102,523,115       $36,434,856
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $215,963,811      $355,128,446      $234,248,578    $2,740,121,180       $12,352,995
Number of shares outstanding                   17,657,492        37,123,993        29,524,920       130,507,994         3,512,432
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $12.23             $9.57             $7.93            $21.00             $3.52
Computation of net asset value Class IB
Net Assets                                   $191,496,530       $39,574,326      $189,445,229      $362,401,935       $24,081,861
Number of shares outstanding                   15,749,550         4,155,606        24,057,827        17,363,020         6,882,949
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                      $ 12.16             $9.52             $7.87            $20.87             $3.50
...................................................................................................................................
Cost of investments (Note 1)                 $483,621,357      $435,494,484      $495,794,863    $3,455,580,903       $37,285,462
Premiums received on written options
(Note 1)                                               --                --                --                --             7,657
Value of securities on loan (Note 1)           35,591,012        10,210,686        13,904,212        46,349,503                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002
                                                Putnam VT         Putnam VT                           Putnam VT
                                                 American           Capital         Putnam VT        The George         Putnam VT
                                               Government      Appreciation       Diversified       Putnam Fund      Global Asset
                                              Income Fund              Fund       Income Fund         of Boston   Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                             $--          $325,327        $1,421,379        $7,359,631        $5,644,532
Interest                                       14,450,969            23,457        51,171,670        13,095,788        10,511,494
Securities lending                                     --               641               273            11,104            40,827
Less foreign taxes withheld                            --              (716)               --           (26,367)         (203,623)
...................................................................................................................................
Total investment income                        14,450,969           348,709        52,593,322        20,440,156        15,993,230
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                2,319,307           164,861         3,906,665         3,660,573         3,732,096
Investor servicing and custodian fees
(Note 2)                                          239,399            72,491           507,718           448,991         1,010,499
Compensation of Trustees (Note 2)                  12,120             3,073            22,428            21,555            21,139
Administrative services (Note 2)                   10,277             3,773            13,682            14,791            11,254
Distribution fees-Class IB (Note 2)               293,920            31,139           243,970           427,208            59,408
Auditing                                           25,188            25,609            67,316            48,737            70,867
Other                                              49,400            16,820           135,019           110,003            74,828
...................................................................................................................................
Total expenses                                  2,949,611           317,766         4,896,798         4,731,858         4,980,091
...................................................................................................................................
Expense reduction (Note 2)                        (59,705)          (14,438)          (40,650)         (156,452)         (269,743)
Net expenses                                    2,889,906           303,328         4,856,148         4,575,406         4,710,348
...................................................................................................................................
Net investment income (loss)                   11,561,063            45,381        47,737,174        15,864,750        11,282,882
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                10,991,811        (4,827,894)      (31,986,110)      (29,975,031)      (49,843,252)
Net realized gain (loss) on futures
contracts (Note 1)                                     --          (151,855)       (3,434,398)       (4,186,699)      (11,949,559)
Net realized gain (loss) on swap
contracts (Note 1)                                     --                --           357,500                --         5,089,497
Net realized gain (loss) on credit
default  contracts (Note 1)                            --                --                --          (122,576)               --
Net realized gain (loss) on written
options (Notes 1 and 3)                                --            28,382            (6,330)               --           196,382
Net realized gain (loss) on foreign
currency transactions (Note 1)                         --                --            12,817              (432)         (342,610)
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                        --                --           158,398               264          (995,075)
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year               7,861,039        (1,569,905)       20,177,022       (34,426,918)      (26,096,822)
...................................................................................................................................
Net gain (loss) on investments                 18,852,850        (6,521,272)      (14,721,101)      (68,711,392)      (83,941,439)
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $30,413,913       $(6,475,891)      $33,016,073      $(52,846,642)     $(72,658,557)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002
                                                                                    Putnam VT
                                                Putnam VT         Putnam VT            Growth         Putnam VT         Putnam VT
                                            Global Equity        Growth and     Opportunities   Health Sciences        High Yield
                                                     Fund       Income Fund              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                     $16,394,927      $145,082,992          $727,103        $4,732,219        $4,992,264
Interest                                          579,632         2,027,861            36,126            79,345        68,565,643
Securities lending                                150,009           110,228             1,446            17,526               826
Less foreign taxes withheld                      (962,484)         (329,046)             (614)         (153,634)               --
...................................................................................................................................
Total investment income                        16,162,084       146,892,035           764,061         4,675,456        73,558,733
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                7,061,185        31,382,284           554,393         2,777,833         4,393,831
Investor servicing and custodian fees
(Note 2)                                          978,214         2,429,089           127,246           359,107           442,400
Compensation of Trustees (Note 2)                  26,801            74,057            10,383            15,251            24,172
Administrative services (Note 2)                   19,271            47,949             6,244             8,933            13,930
Distribution fees-Class IB (Note 2)               193,480         1,681,628            92,157           310,816           173,438
Auditing                                           66,577            74,579            25,344            23,246            58,217
Other                                             186,816           613,971            37,003            90,279           154,472
...................................................................................................................................
Total expenses                                  8,532,344        36,303,557           852,770         3,585,465         5,260,460
...................................................................................................................................
Expense reduction (Note 2)                       (789,705)         (529,490)          (26,368)         (148,627)          (17,534)
Net expenses                                    7,742,639        35,774,067           826,402         3,436,838         5,242,926
...................................................................................................................................
Net investment income (loss)                    8,419,445       111,117,968           (62,341)        1,238,618        68,315,807
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                              (182,229,415)     (479,909,350)      (26,370,036)      (47,751,863)     (112,123,809)
Net realized gain (loss) on futures
contracts (Note 1)                                     --         1,480,277                --          (549,582)          241,388
Net realized gain (loss) on swap
contracts (Note 1)                                     --                --                --                --           102,415
Net realized gain (loss) on written
options (Notes 1 and 3)                                --                --            51,962                --                --
Net realized gain (loss) on credit
default contracts (Note 1)                             --                --                --                --          (132,837)
Net realized gain (loss) on foreign
currency transactions (Note 1)                    898,979                --                --           391,328               843
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                   (93,162)               --                21           833,283           (59,816)
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year             (78,410,526)   (1,071,138,278)       (2,826,983)      (50,259,513)       38,479,393
...................................................................................................................................
Net gain (loss) on investments               (259,834,124)   (1,549,567,351)      (29,145,036)      (97,336,347)      (73,492,423)
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                   $(251,414,679)  $(1,438,449,383)     $(29,207,377)     $(96,097,729)      $(5,176,616)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002
                                                                  Putnam VT         Putnam VT         Putnam VT
                                                              International     International International New         Putnam VT
                                                Putnam VT            Growth        Growth and     Opportunities         Investors
                                              Income Fund              Fund       Income Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                             $--       $16,908,940        $7,102,922        $5,395,893        $8,195,455
Interest                                       62,282,254           271,209            41,253            36,811           127,118
Securities lending                                     --           242,540                --           162,943            17,156
Less foreign taxes withheld                            --        (1,979,116)         (772,873)         (636,764)           (5,142)
...................................................................................................................................
Total investment income                        62,282,254        15,443,573         6,371,302         4,958,883         8,334,587
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                6,402,394         5,725,145         2,313,131         2,572,480         4,171,833
Investor servicing and custodian fees
(Note 2)                                          588,954         1,314,696           453,780           567,414           403,602
Compensation of Trustees (Note 2)                  35,606            27,355            17,017            15,678            22,856
Administrative services (Note 2)                   23,415            13,202             9,486             9,371            13,739
Distribution fees-Class IB (Note 2)               460,368           713,197           114,569           352,977           540,106
Auditing                                           65,796            48,574            32,838            27,164            32,643
Other                                             194,831           222,649            71,835            59,833           149,150
...................................................................................................................................
Total expenses                                  7,771,364         8,064,818         3,012,656         3,604,917         5,333,929
...................................................................................................................................
Expense reduction (Note 2)                        (60,369)         (604,390)         (362,933)         (380,935)         (208,760)
Net expenses                                    7,710,995         7,460,428         2,649,723         3,223,982         5,125,169
...................................................................................................................................
Net investment income (loss)                   54,571,259         7,983,145         3,721,579         1,734,901         3,209,418
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                10,457,192      (113,138,761)      (17,933,310)      (35,921,364)     (115,757,865)
Net realized gain (loss) on futures
contracts (Note 1)                                803,823                --                --                --        (1,988,557)
Net realized gain (loss) on credit
default contracts (Note 1)                       (553,394)               --                --                --                --
Net realized gain (loss) on written
options (Notes 1 and 3)                                --             9,211                --                --           552,147
Net realized gain (loss) on foreign
currency transactions (Note 1)                       (983)          (72,631)           24,711           181,419                --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    21,331            66,167           189,163          (197,443)               --
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year
(Note 5)                                       18,655,005       (24,623,010)      (27,995,976)       (2,352,936)      (80,727,892)
...................................................................................................................................
Net gain (loss) on investments                 29,382,974      (137,759,024)      (45,715,412)      (38,290,324)     (197,922,167)
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $83,954,233     $(129,775,879)     $(41,993,833)     $(36,555,423)    $(194,712,749)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002
                                                Putnam VT         Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                             Money Market New Opportunities         New Value    OTC & Emerging          Research
                                                     Fund              Fund              Fund       Growth Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                             $--        $9,695,425       $10,220,349          $127,574        $3,681,595
Interest                                       19,176,196           527,148           940,118            48,861            72,359
Securities lending                                     --                --            49,166                --             4,810
Less foreign taxes withheld                            --            (7,513)          (42,503)             (101)          (13,358)
...................................................................................................................................
Total investment income                        19,176,196        10,215,060        11,167,130           176,334         3,745,406
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                3,982,184        13,774,768         3,632,692           859,693         1,756,731
Investor servicing and custodian fees
(Note 2)                                          580,173         1,008,725           311,103           132,971           229,664
Compensation of Trustees (Note 2)                  32,256             7,987            19,978            12,968            15,264
Administrative services (Note 2)                   15,769            33,116            11,255             7,924             9,039
Distribution fees-Class IB (Note 2)               396,267           392,301           246,805           108,721           278,420
Auditing                                           44,131            48,918            24,273            21,929            23,034
Other                                              88,306           320,908            92,192            62,157            68,127
...................................................................................................................................
Total expenses                                  5,139,086        15,586,723         4,338,298         1,206,363         2,380,279
...................................................................................................................................
Expense reduction (Note 2)                         (7,700)         (332,670)         (155,441)          (44,232)         (105,040)
Net expenses                                    5,131,386        15,254,053         4,182,857         1,162,131         2,275,239
...................................................................................................................................
Net investment income (loss)                   14,044,810        (5,038,993)        6,984,273          (985,797)        1,470,167
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                    13,405      (629,022,369)      (49,741,997)      (42,456,817)      (52,764,961)
Net realized gain (loss) on futures
contracts (Note 1)                                     --          (466,920)         (659,030)           68,887          (953,106)
Net realized gain (loss) on written
options (Notes 1 and 3)                                --           333,027                --           (44,392)            3,976
Net realized gain (loss) on foreign
currency transactions (Note 1)                         --                --                --                --          (116,108)
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                        --                --                --                --          (293,480)
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year                      --      (293,763,212)      (55,069,667)       (6,877,177)      (19,445,560)
...................................................................................................................................
Net gain (loss) on investments                     13,405      (922,919,474)     (105,470,694)      (49,309,499)      (73,569,239)
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $14,058,215     $(927,958,467)     $(98,486,421)     $(50,295,296)     $(72,099,072)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002
                                                                  Putnam VT
                                                Putnam VT  Utilities Growth         Putnam VT         Putnam VT         Putnam VT
                                          Small Cap Value        and Income             Vista           Voyager           Voyager
                                                     Fund              Fund              Fund              Fund           Fund II
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                      $6,220,479       $15,222,935        $2,077,618       $43,893,098           $77,005
Interest                                          317,680         5,422,413           206,917           616,678            12,272
Securities lending                                161,479            90,896            74,508           107,162                --
Less foreign taxes withheld                        (1,101)         (202,801)           (2,687)          (17,442)              (39)
...................................................................................................................................
Total investment income                         6,698,537        20,533,443         2,356,356        44,599,496            89,238
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                3,619,606         3,556,606         3,557,362        22,263,902           171,643
Investor servicing and custodian fees
(Note 2)                                          387,167           381,316           382,548         1,651,969           102,037
Compensation of Trustees (Note 2)                  15,691            16,702            20,779            84,508             3,473
Administrative services (Note 2)                   10,108            11,672            12,566            41,527             1,978
Distribution fees-Class IB (Note 2)               460,333           120,062           589,813         1,047,720            40,299
Auditing                                           24,945            34,143            39,282            66,216            37,406
Other                                             120,511            90,597           116,952           497,529            62,797
...................................................................................................................................
Total expenses                                  4,638,361         4,211,098         4,719,302        25,653,371           419,633
...................................................................................................................................
Expense reduction (Note 2)                       (151,456)         (237,671)         (210,106)         (827,069)          (20,025)
Net expenses                                    4,486,905         3,973,427         4,509,196        24,826,302           399,608
...................................................................................................................................
Net investment income (loss)                    2,211,632        16,560,016        (2,152,840)       19,773,194          (310,370)
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                               (37,097,650)      (88,805,936)     (148,773,083)   (1,060,002,456)      (12,878,573)
Net realized gain (loss) on futures
contracts (Note 1)                                     --           271,719        (1,779,173)       (8,363,371)               --
Net realized gain (loss) on written
options (Notes 1 and 3)                                --                --           346,733            78,134            (2,993)
Net realized gain (loss) on foreign
currency transactions (Note 1)                         --          (353,938)               --                --                --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                       (48)         (447,754)               (2)            2,926                96
Net unrealized appreciation
(depreciation) of investments, written
options, TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year
(Note 5)                                      (77,475,644)      (83,837,513)      (61,172,598)     (252,077,469)        6,173,726
...................................................................................................................................
Net gain (loss) on investments               (114,573,342)     (173,173,422)     (211,378,123)   (1,320,362,236)       (6,707,744)
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                   $(112,361,710)    $(156,613,406)    $(213,530,963)  $(1,300,589,042)      $(7,018,114)
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                             American Government Income Fund        Capital Appreciation Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $11,561,063        $5,165,828           $45,381            $1,206
Net realized gain (loss) on investments
and foreign currency transactions              10,991,811            82,460        (4,951,367)       (1,835,502)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                      7,861,039           896,965        (1,569,905)          709,028
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      30,413,913         6,145,253        (6,475,891)       (1,125,268)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (3,570,785)               --           (32,587)               --
Class IB                                       (1,993,894)               --           (11,952)               --
From net realized short term gain on
investments
Class IA                                               --           (10,809)               --                --
Class IB                                               --            (6,516)               --                --
From return of capital
Class IA                                               --                --           (11,453)               --
Class IB                                               --                --            (4,200)               --
Increase (decrease) from capital share
transactions (Note 4)                         316,260,984       178,017,371        13,312,173        18,664,627
.................................................................................................................
Total increase (decrease) in net assets       341,110,218       184,145,299         6,776,090        17,539,359
.................................................................................................................
Net assets:
Beginning of year                             209,827,339        25,682,040        20,786,759         3,247,400
.................................................................................................................
End of year                                  $550,937,557      $209,827,339       $27,562,849       $20,786,759
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $11,506,420        $5,510,036              $689              $601
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                 Diversified Income Fund        The George Putnam Fund of Boston
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $47,737,174       $53,476,061       $15,864,750       $13,320,056
Net realized gain (loss) on investments
and foreign currency transactions             (35,056,521)      (38,323,009)      (34,284,738)        2,430,170
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     20,335,420         6,883,183       (34,426,654)      (11,912,577)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      33,016,073        22,036,235       (52,846,642)        3,837,649
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (41,802,270)      (39,521,197)       (9,776,247)       (8,953,349)
Class IB                                       (8,226,156)       (5,675,376)       (3,866,238)       (2,828,500)
Increase (decrease)  from capital share
transactions (Note 4)                         (23,661,782)        1,086,547       117,410,921       152,481,788
.................................................................................................................
Total increase (decrease) in net assets       (40,674,135)      (22,073,791)       50,921,794       144,537,588
.................................................................................................................
Net assets:
Beginning of year                             584,501,110       606,574,901       544,338,216       399,800,628
.................................................................................................................
End of year                                  $543,826,975      $584,501,110      $595,260,010      $544,338,216
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $50,770,029       $48,697,442       $15,833,130       $13,617,482
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                          Putnam VT
                                               Global Asset Allocation Fund             Global Equity Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $11,282,882       $17,937,966        $8,419,445        $2,769,625
Net realized gain (loss) on investments
and foreign currency transactions             (56,849,542)      (47,405,708)     (181,330,436)     (755,678,134)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (27,091,897)      (40,068,200)      (78,503,688)      141,431,342
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     (72,658,557)      (69,535,942)     (251,414,679)     (611,477,167)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (10,948,479)       (8,320,785)       (2,902,141)               --
Class IB                                         (448,628)         (216,063)          (50,413)               --
From net realized short term gain on
investments
Class IA                                               --       (17,431,812)               --                --
Class IB                                               --          (494,047)               --                --
From net realized long term gain on
investments
Class IA                                               --       (60,941,613)               --      (380,084,619)
Class IB                                               --        (1,727,187)               --       (23,009,538)
Increase (decrease) from capital share
transactions (Note 4)                        (106,500,643)      (39,483,526)     (252,483,190)      124,647,953
.................................................................................................................
Total increase (decrease) in net assets      (190,556,307)     (198,150,975)     (506,850,423)     (889,923,371)
.................................................................................................................
Net assets:
Beginning of year                             635,967,789       834,118,764     1,231,948,559     2,121,871,930
.................................................................................................................
End of year                                  $445,411,482      $635,967,789      $725,098,136    $1,231,948,559
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $17,070,790       $12,036,760        $8,983,964        $2,657,387
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                  Growth and Income Fund            Growth Opportunities Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                 $111,117,968      $119,591,530          $(62,341)        $(283,763)
Net realized gain (loss) on investments
and foreign currency transactions            (478,429,073)      (45,690,102)      (26,318,074)      (56,664,931)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                 (1,071,138,278)     (646,734,843)       (2,826,962)       13,123,588
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                  (1,438,449,383)     (572,833,415)      (29,207,377)      (43,825,106)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                     (108,775,494)     (135,302,207)               --                --
Class IB                                      (10,373,294)       (8,853,040)               --                --
From net realized long term gain on
investments
Class IA                                      (36,158,886)      (94,450,091)               --                --
Class IB                                       (3,898,039)       (6,526,859)               --                --
Increase (decrease)  from capital share
transactions (Note 4)                        (987,244,421)     (444,891,182)       (7,659,562)       25,898,333
.................................................................................................................
Total increase (decrease) in net assets    (2,584,899,517)   (1,262,856,794)      (36,866,939)      (17,926,773)
.................................................................................................................
Net assets:
Beginning of year                           7,926,230,578     9,189,087,372       100,166,918       118,093,691
.................................................................................................................
End of year                                $5,341,331,061    $7,926,230,578       $63,299,979      $100,166,918
.................................................................................................................
Undistributed net investment income
(loss), end of year                          $110,534,552      $119,266,435               $--               $--
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                   Health Sciences Fund                   High Yield Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $1,238,618          $195,561       $68,315,807       $81,627,830
Net realized gain (loss) on investments
and foreign currency transactions             (47,910,117)      (13,847,673)     (111,912,000)      (88,393,137)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (49,426,230)     (105,373,672)       38,419,577        36,170,954
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     (96,097,729)     (119,025,784)       (5,176,616)       29,405,647
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                         (201,698)         (185,990)      (76,527,015)      (97,385,674)
Class IB                                               --                --        (8,301,787)       (6,365,166)
Increase (decrease) from capital share
transactions (Note 4)                         (41,644,078)      (15,919,904)      (16,550,042)       39,250,196
.................................................................................................................
Total increase (decrease) in net assets      (137,943,505)     (135,131,678)     (106,555,460)      (35,094,997)
.................................................................................................................
Net assets:
Beginning of year                             470,554,409       605,686,087       712,477,299       747,572,296
.................................................................................................................
End of year                                  $332,610,904      $470,554,409      $605,921,839      $712,477,299
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $1,608,123          $179,872       $62,674,366       $75,332,979
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                       Putnam VT                            Putnam VT
                                                      Income Fund                    International Growth Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $54,571,259       $52,678,931        $7,983,145        $6,895,522
Net realized gain (loss) on investments
and foreign currency transactions              10,706,638         5,671,788      (113,202,181)      (98,691,664)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     18,676,336         7,430,451       (24,556,843)      (94,305,831)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      83,954,233        65,781,170      (129,775,879)     (186,101,973)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (45,778,607)      (56,276,353)       (4,719,741)       (2,190,800)
Class IB                                       (8,376,276)       (4,975,666)       (2,098,858)         (540,011)
From net realized short term gain on
investments
Class IA                                               --                --                --       (14,474,927)
Class IB                                               --                --                --        (4,646,610)
From net realized long term gain on
investments
Class IA                                               --                --                --       (54,104,929)
Class IB                                               --                --                --       (17,368,274)
Increase (decrease) from capital share
transactions (Notes 4 and 5)                   81,078,694       157,639,949       102,333,280       158,985,816
.................................................................................................................
Total increase (decrease) in net assets       110,878,044       162,169,100       (34,261,198)     (120,441,708)
.................................................................................................................
Net assets:
Beginning of year                           1,024,290,637       862,121,537       773,838,631       894,280,339
.................................................................................................................
End of year                                $1,135,168,681    $1,024,290,637      $739,577,433      $773,838,631
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $54,127,204       $53,720,206        $7,665,878        $6,480,725
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                    Putnam VT International
                                           International Growth and Income Fund      New Opportunities Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $3,721,579        $4,385,622        $1,734,901          $869,535
Net realized gain (loss) on investments
and foreign currency transactions             (17,908,599)      (66,186,300)      (35,739,945)     (121,943,110)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (27,806,813)      (26,429,813)       (2,550,379)       (3,505,585)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     (41,993,833)      (88,230,491)      (36,555,423)     (124,579,160)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (1,800,180)       (3,776,201)       (1,121,065)               --
Class IB                                         (225,636)         (369,218)         (943,705)               --
From net realized short term gain on
investments
Class IA                                               --        (6,024,627)               --                --
Class IB                                               --          (648,458)               --                --
From net realized long term gain on
investments
Class IA                                               --       (14,643,590)               --                --
Class IB                                               --        (1,576,155)               --                --
Increase (decrease)  from capital share
transactions (Note 4)                         (24,136,213)         (570,460)      (47,068,017)      (15,569,524)
.................................................................................................................
Total increase (decrease) in net assets       (68,155,862)     (115,839,200)      (85,688,210)     (140,148,684)
.................................................................................................................
Net assets:
Beginning of year                             315,068,057       430,907,257       299,958,870       440,107,554
.................................................................................................................
End of year                                  $246,912,195      $315,068,057      $214,270,660      $299,958,870
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $4,266,036        $1,968,221          $893,706          $927,820
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                     Investors Fund                     Money Market Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $3,209,418        $2,277,156       $14,044,810       $35,641,834
Net realized gain (loss) on investments
and foreign currency transactions            (117,194,275)     (247,784,739)           13,405                --
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (80,727,892)      (50,966,500)               --                --
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    (194,712,749)     (296,474,083)       14,058,215        35,641,834
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (1,991,677)         (631,760)      (12,151,218)      (30,910,790)
Class IB                                         (341,611)               --        (1,893,592)       (4,731,044)
Increase (decrease) from capital share
transactions (Note 4)                        (139,275,300)      (29,367,942)      (99,030,592)      308,598,875
.................................................................................................................
Total increase (decrease) in net assets      (336,321,337)     (326,473,785)      (99,017,187)      308,598,875
.................................................................................................................
Net assets:
Beginning of year                             858,336,996     1,184,810,781     1,047,823,154       739,224,279
.................................................................................................................
End of year                                  $522,015,659      $858,336,996      $948,805,967    $1,047,823,154
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $3,128,771        $2,262,699               $--               $--
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                 New Opportunities Fund                  New Value Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $(5,038,993)      $(8,758,169)       $6,984,273        $5,745,376
Net realized gain (loss) on investments
and foreign currency transactions            (629,156,262)     (903,936,483)      (50,401,027)       14,785,145
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                   (293,763,212)     (646,948,159)      (55,069,667)       (9,398,584)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    (927,958,467)   (1,559,642,811)      (98,486,421)       11,131,937
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --        (4,569,403)       (3,520,603)
Class IB                                               --                --          (843,594)         (395,480)
From net realized short term gain on
investments
Class IA                                               --                --        (2,284,702)       (6,711,941)
Class IB                                               --                --          (486,396)         (806,170)
From net realized long term gain on
investments
Class IA                                               --      (712,524,348)      (11,102,222)       (2,760,762)
Class IB                                               --       (37,587,894)       (2,363,583)         (331,594)
From return of capital
Class IA                                               --          (112,385)               --                --
Class IB                                               --            (5,929)               --                --
Increase (decrease) from capital share
transactions (Note 4)                        (539,655,492)      343,526,216        41,933,041       214,176,135
.................................................................................................................
Total increase (decrease) in net assets    (1,467,613,959)   (1,966,347,151)      (78,203,280)      210,781,522
.................................................................................................................
Net assets:
Beginning of year                           3,258,128,107     5,224,475,258       544,517,535       333,736,013
.................................................................................................................
End of year                                $1,790,514,148    $3,258,128,107      $466,314,255      $544,517,535
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--        $6,801,345        $5,672,535
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                OTC & Emerging Growth Fund                Research Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                    $(985,797)      $(1,362,805)       $1,470,167        $1,856,305
Net realized gain (loss) on investments
and foreign currency transactions             (42,432,322)     (214,081,217)      (53,830,199)      (67,015,644)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     (6,877,177)       78,180,430       (19,739,040)         (145,819)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     (50,295,296)     (137,263,592)      (72,099,072)      (65,305,158)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --        (1,275,994)         (812,364)
Class IB                                               --                --          (612,835)         (279,742)
From net realized short term gain on
investments
Class IA                                               --                --                --        (7,116,312)
Class IB                                               --                --                --        (3,224,391)
From net realized long term gain on
investments
Class IA                                               --                --                --        (3,086,985)
Class IB                                               --                --                --        (1,398,709)
Increase (decrease) from capital share
transactions (Note 4)                         (17,891,560)        7,357,856       (14,813,451)       87,141,138
.................................................................................................................
Total increase (decrease) in net assets       (68,186,856)     (129,905,736)      (88,801,352)        5,917,477
.................................................................................................................
Net assets:
Beginning of year                             162,258,408       292,164,144       317,330,809       311,413,332
.................................................................................................................
End of year                                   $94,071,552      $162,258,408      $228,529,457      $317,330,809
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--        $1,301,400        $1,840,459
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                   Small Cap Value Fund         Utilities Growth and Income Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $2,211,632        $1,031,273       $16,560,016       $20,352,039
Net realized gain (loss) on investments
and foreign currency transactions             (37,097,650)        2,999,444       (88,888,155)      (41,568,311)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (77,475,692)       27,107,932       (84,285,267)     (193,423,512)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    (112,361,710)       31,138,649      (156,613,406)     (214,639,784)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                         (763,670)           (7,678)      (18,633,403)      (25,672,355)
Class IB                                         (311,197)           (3,388)       (1,746,082)       (1,557,252)
From net realized short term gain on
investments
Class IA                                               --          (314,807)               --                --
Class IB                                               --          (138,904)               --                --
From net realized long term gain on
investments
Class IA                                       (2,491,019)         (199,633)               --       (43,433,745)
Class IB                                       (1,522,640)          (88,086)               --        (2,699,025)
Increase (decrease) from capital share
transactions (Note 4)                         162,590,595       241,864,912      (119,485,628)      (27,437,500)
.................................................................................................................
Total increase (decrease) in net assets        45,140,359       272,251,065      (296,478,519)     (315,439,661)
.................................................................................................................
Net assets:
Beginning of year                             362,319,982        90,068,917       691,181,291     1,006,620,952
.................................................................................................................
End of year                                  $407,460,341      $362,319,982      $394,702,772      $691,181,291
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $2,093,569        $1,022,005       $16,046,990       $20,227,168
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                        Vista Fund                         Voyager Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2002              2001              2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $(2,152,840)      $(2,014,475)      $19,773,194       $36,455,059
Net realized gain (loss) on investments
and foreign currency transactions            (150,205,523)     (371,461,553)   (1,068,287,693)     (610,106,376)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    (61,172,600)         (108,149)     (252,074,543)   (1,127,933,524)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    (213,530,963)     (373,584,177)   (1,300,589,042)   (1,701,584,841)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --       (33,891,280)       (6,702,488)
Class IB                                               --                --        (2,654,199)               --
From net realized short term gain on
investments
Class IA                                               --                --                --       (71,730,881)
Class IB                                               --                --                --        (5,471,474)
From net realized long term gain on
investments
Class IA                                               --       (65,476,025)               --    (1,296,574,895)
Class IB                                               --       (31,558,082)               --       (98,899,881)
From return of capital
Class IA                                               --           (31,184)               --                --
Class IB                                               --           (15,030)               --                --
Increase (decrease) from capital share
transactions (Note 4)                         (99,795,057)      143,110,436      (826,735,982)      636,084,907
.................................................................................................................
Total increase (decrease) in net assets      (313,326,020)     (327,554,062)   (2,163,870,503)   (2,544,879,553)
.................................................................................................................
Net assets:
Beginning of year                             737,019,827     1,064,573,889     5,266,393,618     7,811,273,171
.................................................................................................................
End of year                                  $423,693,807      $737,019,827    $3,102,523,115    $5,266,393,618
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--       $19,354,680       $36,213,451
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT
                                                     Voyager Fund II
                                               Year ended        Year ended
                                              December 31       December 31
                                                     2002              2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                    $(310,370)        $(149,736)
Net realized gain (loss) on investments
and foreign currency transactions             (12,881,566)       (5,024,830)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                      6,173,822         2,033,703
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      (7,018,114)       (3,140,863)
.................................................................................................................
Increase (decrease) from capital share
transactions (Notes 4 and 5)                   22,650,468        18,848,377
.................................................................................................................
Total increase (decrease) in net assets        15,632,354        15,707,514
.................................................................................................................
Net assets:
Beginning of year                              20,802,502         5,094,988
.................................................................................................................
End of year                                   $36,434,856       $20,802,502
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.








PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------------------
                                                                       Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                       $11.62              $.39(a)           $.63             $1.02
December 31, 2001                                        10.88               .48(a)(b)         .26               .74
December 31, 2000******                                  10.00               .59(a)(b)         .62              1.21
--------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $7.82              $.02(a)         $(1.75)           $(1.73)
December 31, 2001                                         9.06               .01(a)          (1.25)            (1.24)
December 31, 2000********                                10.00              (.07)(a)          (.87)             (.94)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $8.81              $.71(a)          $(.20)             $.51
December 31, 2001                                         9.15               .78(a)           (.44)              .34
December 31, 2000                                         9.92               .80(a)           (.78)              .02
December 31, 1999                                        10.49               .80(a)           (.63)              .17
December 31, 1998                                        11.31               .86(a)           (.99)             (.13)
--------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                       $10.73              $.28(a)         $(1.17)            $(.89)
December 31, 2001                                        10.96               .31(a)           (.24)              .07
December 31, 2000                                         9.98               .19(a)            .79               .98
December 31, 1999                                        10.28               .32(a)           (.36)             (.04)
December 31, 1998***                                     10.00               .18(a)(b)         .19               .37
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                       $13.37              $.26(a)         $(1.87)           $(1.61)
December 31, 2001                                        16.66               .36(a)          (1.78)            (1.42)
December 31, 2000                                        19.60               .48(a)          (1.32)             (.84)
December 31, 1999                                        18.94               .41(a)           1.69              2.10
December 31, 1998                                        18.76               .46(a)           2.00              2.46
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $9.34              $.07(a)         $(2.13)           $(2.06)
December 31, 2001                                        18.10               .02(a)          (5.17)            (5.15)
December 31, 2000                                        30.49              (.08)(a)         (7.36)            (7.44)
December 31, 1999                                        20.28              (.02)(a)         12.09             12.07
December 31, 1998                                        18.34               .05(a)           5.01              5.06
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                       $23.56              $.36(a)         $(4.69)           $(4.33)
December 31, 2001                                        25.85               .35(a)          (1.94)            (1.59)
December 31, 2000                                        26.80               .40(a)           1.49              1.89
December 31, 1999                                        28.77               .47(a)           0.01               .48
December 31, 1998                                        28.32               .44(a)           3.77              4.21
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                        $5.31               $--(a)(e)      $(1.56)           $(1.56)
December 31, 2001                                         7.80              (.01)(a)         (2.48)            (2.49)
December 31, 2000******                                  10.00              (.02)(a)         (2.18)            (2.20)
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                  Less Distributions:
                                                                            From
                                                          From               Net
                                                           Net          Realized              From
                                                    Investment           Gain on            Return
Period ended                                            Income       Investments        of Capital
--------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                        $(.30)              $--               $--
December 31, 2001                                           --                --(e)             --
December 31, 2000******                                   (.22)             (.11)               --
--------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $(.01)              $--             $(.01)
December 31, 2001                                           --                --                --
December 31, 2000********                                   --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $(.77)              $--               $--
December 31, 2001                                         (.68)               --                --
December 31, 2000                                         (.79)               --                --
December 31, 1999                                         (.74)               --                --
December 31, 1998                                         (.48)             (.21)               --
--------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                        $(.26)              $--               $--
December 31, 2001                                         (.30)               --                --
December 31, 2000                                           --                --                --
December 31, 1999                                         (.23)             (.02)             (.01)
December 31, 1998***                                      (.09)               --                --
--------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                        $(.25)              $--               $--
December 31, 2001                                         (.18)            (1.69)               --
December 31, 2000                                         (.34)            (1.76)               --
December 31, 1999                                         (.38)            (1.06)               --
December 31, 1998                                         (.43)            (1.85)               --
--------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $(.03)              $--               $--
December 31, 2001                                           --             (3.61)               --
December 31, 2000                                         (.18)            (4.77)               --
December 31, 1999                                         (.09)            (1.77)               --
December 31, 1998                                         (.52)            (2.60)               --
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                        $(.36)            $(.12)              $--
December 31, 2001                                         (.41)             (.29)               --
December 31, 2000                                         (.50)            (2.34)               --
December 31, 1999                                         (.41)            (2.04)               --
December 31, 1998                                         (.50)            (3.26)               --
--------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000******                                     --                --                --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                        $(.30)           $12.34              8.98          $386,364
December 31, 2001                                           --(e)          11.62              6.82           136,461
December 31, 2000******                                   (.33)            10.88             12.11*           17,992
--------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $(.02)            $6.07            (22.13)          $13,542
December 31, 2001                                           --              7.82            (13.69)           11,003
December 31, 2000********                                   --              9.06             (9.40)*           2,258
--------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $(.77)            $8.55              6.20          $440,845
December 31, 2001                                         (.68)             8.81              3.82           491,673
December 31, 2000                                         (.79)             9.15              0.19           537,743
December 31, 1999                                         (.74)             9.92              1.66           623,737
December 31, 1998                                         (.69)            10.49             (1.37)          669,053
--------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                        $(.26)            $9.58             (8.57)         $416,550
December 31, 2001                                         (.30)            10.73              0.74           387,517
December 31, 2000                                           --             10.96              9.82           305,564
December 31, 1999                                         (.26)             9.98             (0.36)          276,553
December 31, 1998***                                      (.09)            10.28              3.69*          113,202
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                        $(.25)           $11.51            (12.30)         $423,653
December 31, 2001                                        (1.87)            13.37             (8.42)          611,233
December 31, 2000                                        (2.10)            16.66             (4.87)          815,135
December 31, 1999                                        (1.44)            19.60             11.85         1,001,087
December 31, 1998                                        (2.28)            18.94             13.47         1,020,354
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $(.03)            $7.25            (22.16)         $659,264
December 31, 2001                                        (3.61)             9.34            (29.66)        1,139,131
December 31, 2000                                        (4.95)            18.10            (29.64)        2,018,743
December 31, 1999                                        (1.86)            30.49             65.00         3,090,073
December 31, 1998                                        (3.12)            20.28             29.71         1,987,094
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                        $(.48)           $18.75            (18.79)       $4,729,161
December 31, 2001                                         (.70)            23.56             (6.16)        7,216,388
December 31, 2000                                        (2.84)            25.85              8.11         8,675,872
December 31, 1999                                        (2.45)            26.80              1.59         9,567,077
December 31, 1998                                        (3.76)            28.77             15.42         9,948,386
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                          $--             $3.75            (29.38)          $32,235
December 31, 2001                                           --              5.31            (31.92)           55,646
December 31, 2000******                                     --              7.80            (22.00)*          77,022
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                          .74              3.26            517.44(f)
December 31, 2001                                          .77(b)           4.23(b)         262.05(f)
December 31, 2000******                                    .82(b)*          5.20(b)*        336.72*
--------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                         1.13               .30            166.36
December 31, 2001                                         1.35               .13            101.98
December 31, 2000********                                 1.18*             (.72)*           89.87*
--------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                          .82              8.45            176.17(f)
December 31, 2001                                          .79              8.83            139.13(f)
December 31, 2000                                          .78              8.62            169.27
December 31, 1999                                          .78              7.86            117.02
December 31, 1998                                          .78              7.94            186.80
--------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                          .75              2.83            128.14(f)
December 31, 2001                                          .76              2.92            334.64(f)
December 31, 2000                                          .76              3.44            154.53
December 31, 1999                                          .83              3.04            173.41
December 31, 1998***                                       .57(b)*          1.84(b)*         99.85*
--------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                          .91              2.10            105.04
December 31, 2001                                          .84              2.54            187.96(f)
December 31, 2000                                          .79              2.73            159.03
December 31, 1999                                          .77              2.22            149.82
December 31, 1998                                          .78              2.54            133.80
--------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                          .89               .92            173.27
December 31, 2001                                          .82               .20            186.11
December 31, 2000                                          .76              (.32)           170.41
December 31, 1999                                          .73              (.09)           154.88
December 31, 1998                                          .72               .26            164.56
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                          .52              1.71             36.01
December 31, 2001                                          .51              1.42             32.75
December 31, 2000                                          .50              1.63             55.04
December 31, 1999                                          .50              1.66             53.68
December 31, 1998                                          .50              1.59             63.62
--------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                          .96               .03(g)          63.30
December 31, 2001                                          .85              (.19)            83.13
December 31, 2000******                                    .80*             (.23)*           57.60*
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------------------
                                                                        Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                       $11.75              $.04(a)         $(2.41)           $(2.37)
December 31, 2001                                        14.61               .01(a)          (2.86)            (2.85)
December 31, 2000                                        10.50               .01(a)           4.10              4.11
December 31, 1999                                        10.94               .01(a)           (.44)             (.43)
December 31, 1998***                                     10.00               .01(a)(b)         .94               .95
--------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $8.08              $.76(a)          $(.78)            $(.02)
December 31, 2001                                         8.98               .91(a)           (.55)              .36
December 31, 2000                                        11.09              1.14(a)          (1.97)             (.83)
December 31, 1999                                        11.70              1.13(a)           (.48)              .65
December 31, 1998                                        13.62              1.31(a)          (1.98)             (.67)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                       $12.65              $.64(a)           $.33              $.97
December 31, 2001                                        12.61               .70(a)            .21               .91
December 31, 2000                                        12.52               .84(a)            .11               .95
December 31, 1999                                        13.73               .78(a)          (1.05)             (.27)
December 31, 1998                                        13.42               .82(a)            .24              1.06
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                       $12.42              $.13(a)         $(2.29)           $(2.16)
December 31, 2001                                        17.72               .13(a)          (3.62)            (3.49)
December 31, 2000                                        21.66               .31(a)          (2.05)            (1.74)
December 31, 1999                                        13.52               .08(a)           8.06              8.14
December 31, 1998                                        11.43               .11(a)           2.03              2.14
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $9.76              $.12(a)         $(1.44)           $(1.32)
December 31, 2001                                        13.28               .13(a)          (2.80)            (2.67)
December 31, 2000                                        15.25               .16(a)            .05               .21
December 31, 1999                                        12.24               .21(a)           2.80              3.01
December 31, 1998                                        11.53               .23(a)           1.06              1.29
--------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $9.80              $.07(a)         $(1.38)           $(1.31)
December 31, 2001                                        13.71               .04(a)          (3.95)            (3.91)
December 31, 2000                                        23.31              (.11)(a)         (8.45)            (8.56)
December 31, 1999                                        11.49              (.05)(a)         11.88             11.83
December 31, 1998                                         9.96              (.04)(a)(b)       1.59              1.55
--------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $9.31              $.04(a)         $(2.24)           $(2.20)
December 31, 2001                                        12.36               .03(a)          (3.07)            (3.04)
December 31, 2000                                        15.16               .01(a)          (2.81)            (2.80)
December 31, 1999                                        11.65               .01(a)           3.50              3.51
December 31, 1998***                                     10.00               .02(a)(b)        1.65              1.67
--------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                        $1.00            $.0145               $--(e)         $.0145
December 31, 2001                                         1.00             .0392                --             .0392
December 31, 2000                                         1.00             .0588                --             .0588
December 31, 1999                                         1.00             .0476                --             .0476
December 31, 1998                                         1.00             .0510                --             .0510
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                 Less Distributions:
                                                                            From
                                                          From               Net
                                                           Net          Realized              From
                                                    Investment           Gain on            Return
Period ended                                            Income       Investments        of Capital
--------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                        $(.01)              $--               $--
December 31, 2001                                         (.01)               --                --
December 31, 2000                                           --                --                --
December 31, 1999                                         (.01)               --                --
December 31, 1998***                                      (.01)               --                --(e)
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $(.98)              $--               $--
December 31, 2001                                        (1.26)               --                --
December 31, 2000                                        (1.28)               --                --
December 31, 1999                                        (1.26)               --                --
December 31, 1998                                        (1.08)             (.17)               --
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                        $(.67)              $--               $--
December 31, 2001                                         (.87)               --                --
December 31, 2000                                         (.86)               --                --
December 31, 1999                                         (.73)             (.21)               --
December 31, 1998                                         (.75)               --                --
--------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                        $(.12)              $--               $--
December 31, 2001                                         (.06)            (1.75)               --
December 31, 2000                                         (.41)            (1.79)               --
December 31, 1999                                           --                --                --
December 31, 1998                                         (.04)               --              (.01)
--------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $(.07)              $--               $--
December 31, 2001                                         (.13)             (.72)               --
December 31, 2000                                         (.68)            (1.50)               --
December 31, 1999                                           --                --                --
December 31, 1998                                         (.11)             (.41)             (.06)
--------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $(.08)              $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                         (.01)            (1.03)               --(e)
December 31, 1999                                         (.01)               --                --
December 31, 1998                                         (.02)               --                --
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $(.03)              $--               $--
December 31, 2001                                         (.01)               --                --
December 31, 2000                                           --                --                --
December 31, 1999                                           --                --                --
December 31, 1998***                                      (.01)               --              (.01)
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                      $(.0145)              $--               $--
December 31, 2001                                       (.0392)               --                --
December 31, 2000                                       (.0588)               --                --
December 31, 1999                                       (.0476)               --                --
December 31, 1998                                       (.0510)               --                --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                        $(.01)            $9.37            (20.21)         $212,783
December 31, 2001                                         (.01)            11.75            (19.53)          342,488
December 31, 2000                                           --             14.61             39.14           497,695
December 31, 1999                                         (.01)            10.50             (3.93)          218,848
December 31, 1998***                                      (.01)            10.94              9.51*          134,436
--------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $(.98)            $7.08             (0.52)         $526,885
December 31, 2001                                        (1.26)             8.08              4.00           647,505
December 31, 2000                                        (1.28)             8.98             (8.45)          709,534
December 31, 1999                                        (1.26)            11.09              5.92           964,590
December 31, 1998                                        (1.25)            11.70             (5.86)        1,032,892
--------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                        $(.67)           $12.95              8.09          $919,294
December 31, 2001                                         (.87)            12.65              7.53           879,911
December 31, 2000                                         (.86)            12.61              8.01           806,452
December 31, 1999                                         (.94)            12.52             (2.07)          935,800
December 31, 1998                                         (.75)            13.73              8.25         1,000,161
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                        $(.12)           $10.14            (17.60)         $430,607
December 31, 2001                                        (1.81)            12.42            (20.41)          521,192
December 31, 2000                                        (2.20)            17.72             (9.48)          696,527
December 31, 1999                                           --             21.66             60.21           627,368
December 31, 1998                                         (.05)            13.52             18.69           317,602
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $(.07)            $8.37            (13.67)         $201,168
December 31, 2001                                         (.85)             9.76            (20.67)          273,298
December 31, 2000                                        (2.18)            13.28              1.36           393,973
December 31, 1999                                           --             15.25             24.59           387,504
December 31, 1998                                         (.58)            12.24             11.28           305,047
--------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $(.08)            $8.41            (13.46)          $91,939
December 31, 2001                                           --              9.80            (28.52)          140,731
December 31, 2000                                        (1.04)            13.71            (38.56)          255,447
December 31, 1999                                         (.01)            23.31            102.96           330,982
December 31, 1998                                         (.02)            11.49             15.58           135,451
--------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $(.03)            $7.08            (23.68)         $341,675
December 31, 2001                                         (.01)             9.31            (24.61)          597,312
December 31, 2000                                           --             12.36            (18.47)          905,213
December 31, 1999                                           --             15.16             30.13           867,151
December 31, 1998***                                      (.02)            11.65             16.66*          243,296
--------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                      $(.0145)            $1.00              1.46          $794,448
December 31, 2001                                       (.0392)             1.00              3.99           893,647
December 31, 2000                                       (.0588)             1.00              6.03           637,405
December 31, 1999                                       (.0476)             1.00              4.86           823,013
December 31, 1998                                       (.0510)             1.00              5.19           595,158
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                          .83               .39             74.33
December 31, 2001                                          .79               .09             53.20
December 31, 2000                                          .79               .06             49.10
December 31, 1999                                          .83               .14             82.45
December 31, 1998***                                       .61(b)*           .14(b)*         39.68*
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                          .78             10.55             68.41
December 31, 2001                                          .76             10.99             81.97
December 31, 2000                                          .74             11.46             69.05
December 31, 1999                                          .72             10.18             52.96
December 31, 1998                                          .71             10.31             52.00
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                          .68              5.10            399.61(f)
December 31, 2001                                          .68              5.60            250.79(f)
December 31, 2000                                          .67              6.94            238.00
December 31, 1999                                          .67              6.07            220.90
December 31, 1998                                          .67              6.13            233.04
--------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                          .99              1.17             53.20(h)
December 31, 2001                                          .94               .93             69.81
December 31, 2000                                          .94              1.62             78.84
December 31, 1999                                         1.02               .51            107.38
December 31, 1998                                         1.07               .84             98.31
--------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                         1.00              1.34             99.21
December 31, 2001                                          .98              1.26            154.29
December 31, 2000                                          .97              1.15             82.02
December 31, 1999                                          .98              1.50             92.27
December 31, 1998                                          .99              1.86             62.61
--------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                         1.27               .82            136.66
December 31, 2001                                         1.24               .35            198.97
December 31, 2000                                         1.21              (.57)           189.71
December 31, 1999                                         1.41              (.36)           196.53
December 31, 1998                                         1.60(b)           (.36)(b)        157.72
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                          .72               .56            122.88
December 31, 2001                                          .66               .23             98.05
December 31, 2000                                          .65               .08             76.32
December 31, 1999                                          .71               .05             65.59
December 31, 1998***                                       .57(b)*           .19(b)*         42.97*
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                          .48              1.45                --
December 31, 2001                                          .45              3.75                --
December 31, 2000                                          .50              5.87                --
December 31, 1999                                          .49              4.77                --
December 31, 1998                                          .53              5.04                --
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------------------
                                                                       Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                       $16.67             $(.03)(a)        $(5.02)           $(5.05)
December 31, 2001                                        29.89              (.04)(a)         (8.76)            (8.80)
December 31, 2000                                        43.54              (.13)(a)        (10.03)           (10.16)
December 31, 1999                                        26.06              (.08)(a)         17.93             17.85
December 31, 1998                                        21.23              (.04)             5.19              5.15
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                       $13.47              $.16(a)         $(2.14)           $(1.98)
December 31, 2001                                        13.52               .18(a)            .28               .46
December 31, 2000                                        11.86               .21(a)           2.27              2.48
December 31, 1999                                        12.03               .18(a)           (.14)              .04
December 31, 1998                                        11.76               .16(a)            .57               .73
--------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                        $6.02             $(.03)(a)        $(1.90)           $(1.93)
December 31, 2001                                        11.06              (.05)(a)         (4.99)            (5.04)
December 31, 2000                                        22.79              (.08)(a)        (11.42)           (11.50)
December 31, 1999                                        10.09              (.08)(a)(b)      12.84             12.76
December 31, 1998***                                     10.00              (.01)(a)(b)        .10               .09
--------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                       $10.99              $.06(a)         $(2.47)           $(2.41)
December 31, 2001                                        14.32               .08(a)          (2.73)            (2.65)
December 31, 2000                                        14.69               .07(a)           (.34)             (.27)
December 31, 1999                                        11.93               .05(a)(b)        3.20              3.25
December 31, 1998****                                    10.00               .02(a)(b)        1.93              1.95
--------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                       $15.09              $.08(a)         $(2.76)           $(2.68)
December 31, 2001                                        12.81               .08(a)           2.27              2.35
December 31, 2000                                        10.31               .07(a)           2.47              2.54
December 31, 1999*****                                   10.00              (.02)(a)           .37               .35
--------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                       $12.97              $.35(a)         $(3.35)           $(3.00)
December 31, 2001                                        18.13               .36(a)          (4.17)            (3.81)
December 31, 2000                                        16.97               .49(a)           2.25              2.74
December 31, 1999                                        18.19               .52(a)           (.72)             (.20)
December 31, 1998                                        17.14               .54(a)           1.90              2.44
--------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                       $11.40             $(.03)(a)        $(3.44)           $(3.47)
December 31, 2001                                        19.65              (.02)(a)         (6.47)            (6.49)
December 31, 2000                                        20.68              (.05)(a)          (.73)             (.78)
December 31, 1999                                        14.72              (.05)(a)          7.64              7.59
December 31, 1998                                        12.32              (.02)(a)          2.42              2.40
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                   Less Distributions:
                                                                            From
                                                          From               Net
                                                           Net          Realized              From
                                                    Investment           Gain on            Return
Period ended                                            Income       Investments        of Capital
--------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --             (4.42)               --(e)
December 31, 2000                                           --             (3.49)               --
December 31, 1999                                           --              (.37)               --
December 31, 1998                                           --              (.32)               --
--------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                        $(.13)            $(.38)              $--
December 31, 2001                                         (.14)             (.37)               --
December 31, 2000                                         (.18)             (.64)               --
December 31, 1999                                           --(e)           (.21)               --
December 31, 1998                                         (.23)             (.23)               --
--------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                           --              (.23)               --(e)
December 31, 1999                                           --              (.06)               --
December 31, 1998***                                        --                --                --(e)
--------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                        $(.07)              $--               $--
December 31, 2001                                         (.05)             (.63)               --
December 31, 2000                                           --              (.10)               --
December 31, 1999                                         (.03)             (.46)               --
December 31, 1998****                                     (.01)             (.01)               --
--------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                        $(.04)            $(.14)              $--
December 31, 2001                                           --(e)           (.07)               --
December 31, 2000                                         (.04)               --                --
December 31, 1999*****                                      --              (.03)             (.01)
--------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                        $(.40)              $--               $--
December 31, 2001                                         (.50)             (.85)               --
December 31, 2000                                         (.57)            (1.01)               --
December 31, 1999                                         (.50)             (.52)               --
December 31, 1998                                         (.51)             (.88)               --
--------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --             (1.76)               --(e)
December 31, 2000                                           --              (.25)               --
December 31, 1999                                           --             (1.63)               --
December 31, 1998                                           --                --                --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          $--            $11.62            (30.29)       $1,664,685
December 31, 2001                                        (4.42)            16.67            (29.99)        3,058,087
December 31, 2000                                        (3.49)            29.89            (26.09)        4,992,696
December 31, 1999                                         (.37)            43.54             69.35         6,432,227
December 31, 1998                                         (.32)            26.06             24.38         3,586,225
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                        $(.51)           $10.98            (15.44)         $366,623
December 31, 2001                                         (.51)            13.47              3.53           455,975
December 31, 2000                                         (.82)            13.52             22.59           302,930
December 31, 1999                                         (.21)            11.86               .27           249,092
December 31, 1998                                         (.46)            12.03              6.26           255,754
--------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                          $--             $4.09            (32.06)          $61,535
December 31, 2001                                           --              6.02            (45.57)          107,050
December 31, 2000                                         (.23)            11.06            (51.03)          217,797
December 31, 1999                                         (.06)            22.79            126.52           207,003
December 31, 1998***                                        --(e)          10.09               .94*           28,059
--------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                        $(.07)            $8.51            (22.06)         $127,084
December 31, 2001                                         (.68)            10.99            (18.62)          197,443
December 31, 2000                                         (.10)            14.32             (1.84)          222,579
December 31, 1999                                         (.49)            14.69             27.58           134,115
December 31, 1998****                                     (.02)            11.93             19.51*           22,626
--------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                        $(.18)           $12.23            (18.06)         $215,964
December 31, 2001                                         (.07)            15.09             18.42           231,329
December 31, 2000                                         (.04)            12.81             24.62            59,483
December 31, 1999*****                                    (.04)            10.31              3.47*           12,298
--------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                        $(.40)            $9.57            (23.83)         $355,128
December 31, 2001                                        (1.35)            12.97            (22.11)          631,897
December 31, 2000                                        (1.58)            18.13             17.61           958,078
December 31, 1999                                        (1.02)            16.97              (.66)          945,581
December 31, 1998                                        (1.39)            18.19             14.92         1,015,327
--------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          $--             $7.93            (30.44)         $234,249
December 31, 2001                                        (1.76)            11.40            (33.34)          443,879
December 31, 2000                                         (.25)            19.65             (3.98)          767,550
December 31, 1999                                        (1.63)            20.68             52.90           542,491
December 31, 1998                                           --             14.72             19.48           311,612
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          .63              (.19)            68.82
December 31, 2001                                          .59              (.21)            72.16
December 31, 2000                                          .57              (.31)            53.64
December 31, 1999                                          .59              (.28)            71.14
December 31, 1998                                          .61              (.16)            59.75
--------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                          .78              1.37             60.33
December 31, 2001                                          .79              1.32             74.80
December 31, 2000                                          .79              1.75             83.62
December 31, 1999                                          .80              1.40             98.21
December 31, 1998                                          .81              1.34            130.96
--------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                          .90              (.72)            68.02
December 31, 2001                                          .85              (.63)           116.66
December 31, 2000                                          .81              (.42)            88.63
December 31, 1999                                          .90(b)           (.55)(b)        127.98
December 31, 1998***                                       .60(b)*          (.16)(b)*        59.93*
--------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                          .78               .64            154.60
December 31, 2001                                          .74               .67            146.42
December 31, 2000                                          .78               .47            161.52
December 31, 1999                                          .85(b)            .34(b)         169.16
December 31, 1998****                                      .22(b)*           .19(b)*         19.76*
--------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                          .92               .57             51.54
December 31, 2001                                          .94               .56             36.65
December 31, 2000                                         1.10               .59             34.05
December 31, 1999*****                                    1.29*             (.24)*           48.24*
--------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                          .79              3.23             42.68
December 31, 2001                                          .73              2.45             93.13
December 31, 2000                                          .72              2.94             28.88
December 31, 1999                                          .71              3.02             26.16
December 31, 1998                                          .72              3.19             24.77
--------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          .74              (.28)            78.14
December 31, 2001                                          .67              (.18)           112.81
December 31, 2000                                          .67              (.22)           104.60
December 31, 1999                                          .75              (.29)           133.32
December 31, 1998                                          .77              (.12)           116.48
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IA
--------------------------------------------------------------------------------------------------------------------
                                                                      Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                       $28.72              $.12(a)         $(7.63)           $(7.51)
December 31, 2001                                        48.82               .20(a)         (10.65)           (10.45)
December 31, 2000                                        66.25               .04(a)          (8.96)            (8.92)
December 31, 1999                                        45.85               .03(a)          24.59             24.62
December 31, 1998                                        39.08               .05(a)           9.26              9.31
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                        $4.98             $(.04)(a)        $(1.42)           $(1.46)
December 31, 2001                                         7.18              (.06)(a)         (2.14)            (2.20)
December 31, 2000********                                10.00              (.05)(a)         (2.77)            (2.82)
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                  Less Distributions:
                                                                            From
                                                          From               Net
                                                           Net          Realized              From
                                                    Investment           Gain on            Return
Period ended                                            Income       Investments        of Capital
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                        $(.21)              $--               $--
December 31, 2001                                         (.05)            (9.60)               --
December 31, 2000                                         (.02)            (8.49)               --
December 31, 1999                                         (.05)            (4.17)               --
December 31, 1998                                         (.10)            (2.44)               --
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000********                                   --                --                --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                        $(.21)           $21.00            (26.34)       $2,740,121
December 31, 2001                                        (9.65)            28.72            (22.24)        4,784,868
December 31, 2000                                        (8.51)            48.82            (16.41)        7,326,157
December 31, 1999                                        (4.22)            66.25             58.22         9,130,197
December 31, 1998                                        (2.54)            45.85             24.36         5,803,073
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                          $--             $3.52            (29.32)          $12,353
December 31, 2001                                           --              4.98            (30.64)            7,558
December 31, 2000********                                   --              7.18            (28.20)*           3,174
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IA (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                          .60               .51             90.52
December 31, 2001                                          .57               .61            105.03
December 31, 2000                                          .56               .07             92.54
December 31, 1999                                          .57               .05             85.13
December 31, 1998                                          .58               .14             62.99
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                         1.56             (1.11)            92.27(h)
December 31, 2001                                         1.62             (1.10)           109.55
December 31, 2000********                                  .85*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
--------------------------------------------------------------------------------------------------------------------
                                                                      Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                       $11.59              $.37(a)           $.62              $.99
December 31, 2001                                        10.87               .47(a)(b)         .25               .72
December 31, 2000******                                  10.00               .54(a)(b)         .66              1.20
--------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $7.80               $--(a)(e)      $(1.74)           $(1.74)
December 31, 2001                                         9.06              (.01)(a)         (1.25)            (1.26)
December 31, 2000********                                10.00              (.05)(a)          (.89)             (.94)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $8.75              $.68(a)          $(.18)             $.50
December 31, 2001                                         9.11               .76(a)           (.45)              .31
December 31, 2000                                         9.90               .78(a)           (.78)               --
December 31, 1999                                        10.47               .78(a)           (.62)              .16
December 31, 1998**                                      10.95               .62(a)          (1.10)             (.48)
--------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                       $10.69              $.26(a)         $(1.17)            $(.91)
December 31, 2001                                        10.94               .29(a)           (.25)              .04
December 31, 2000                                         9.98               .18(a)            .78               .96
December 31, 1999                                        10.28               .30(a)           (.34)             (.04)
December 31, 1998***                                     10.00               .17(a)(b)         .20               .37
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                       $13.37              $.23(a)         $(1.86)           $(1.63)
December 31, 2001                                        16.67               .32(a)          (1.77)            (1.45)
December 31, 2000                                        19.60               .45(a)          (1.29)             (.84)
December 31, 1999                                        18.95               .39(a)           1.69              2.08
December 31, 1998***                                     18.16               .33(a)            .46               .79
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $9.27              $.05(a)         $(2.12)           $(2.07)
December 31, 2001                                        18.02                --(a)(e)       (5.14)            (5.14)
December 31, 2000                                        30.41              (.10)(a)         (7.34)            (7.44)
December 31, 1999                                        20.28              (.10)(a)         12.08             11.98
December 31, 1998***                                     18.03              (.05)(a)          2.30              2.25
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                       $23.44              $.31(a)         $(4.67)           $(4.36)
December 31, 2001                                        25.76               .29(a)          (1.93)            (1.64)
December 31, 2000                                        26.75               .36(a)           1.48              1.84
December 31, 1999                                        28.75               .41(a)            .04               .45
December 31, 1998**                                      28.02               .26(a)            .47               .73
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                        $5.29             $(.01)(a)        $(1.55)           $(1.56)
December 31, 2001                                         7.79              (.02)(a)         (2.48)            (2.50)
December 31, 2000******                                  10.00              (.04)(a)         (2.17)            (2.21)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                       $11.70              $.01(a)         $(2.39)           $(2.38)
December 31, 2001                                        14.58              (.02)(a)         (2.86)            (2.88)
December 31, 2000                                        10.50              (.01)(a)          4.09              4.08
December 31, 1999                                        10.93                --(a)(e)        (.43)             (.43)
December 31, 1998***                                     10.00              (.01)(a)(b)        .95               .94
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                   Less Distributions:
                                                                            From
                                                          From               Net              From
                                                           Net          Realized            Return
                                                    Investment           Gain on                of
Period ended                                            Income       Investments           Capital
--------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                        $(.28)              $--               $--
December 31, 2001                                           --                --(e)             --
December 31, 2000******                                   (.22)             (.11)               --
--------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $(.01)              $--               $--(e)
December 31, 2001                                           --                --                --
December 31, 2000********                                   --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $(.76)              $--               $--
December 31, 2001                                         (.67)               --                --
December 31, 2000                                         (.79)               --                --
December 31, 1999                                         (.73)               --                --
December 31, 1998**                                         --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                        $(.24)              $--               $--
December 31, 2001                                         (.29)               --                --
December 31, 2000                                           --                --                --
December 31, 1999                                         (.23)             (.02)             (.01)
December 31, 1998***                                      (.09)               --                --
--------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                        $(.23)              $--               $--
December 31, 2001                                         (.16)            (1.69)               --
December 31, 2000                                         (.33)            (1.76)               --
December 31, 1999                                         (.37)            (1.06)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $(.01)              $--               $--
December 31, 2001                                           --             (3.61)               --
December 31, 2000                                         (.18)            (4.77)               --
December 31, 1999                                         (.08)            (1.77)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                        $(.32)            $(.12)              $--
December 31, 2001                                         (.39)             (.29)               --
December 31, 2000                                         (.49)            (2.34)               --
December 31, 1999                                         (.41)            (2.04)               --
December 31, 1998**                                         --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000******                                     --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                           --                --                --
December 31, 1999                                           --(e)             --                --
December 31, 1998***                                      (.01)               --                --(e)
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                        $(.28)           $12.30              8.77          $164,573
December 31, 2001                                           --(e)          11.59              6.64            73,366
December 31, 2000******                                   (.33)            10.87             11.98*            7,690
--------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                        $(.01)            $6.05            (22.35)          $14,021
December 31, 2001                                           --              7.80            (13.91)            9,784
December 31, 2000********                                   --              9.06             (9.40)*             989
--------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                        $(.76)            $8.49              6.03          $102,982
December 31, 2001                                         (.67)             8.75              3.51            92,828
December 31, 2000                                         (.79)             9.11             (0.07)           68,832
December 31, 1999                                         (.73)             9.90              1.65            23,182
December 31, 1998**                                         --             10.47             (4.38)*           1,963
--------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                        $(.24)            $9.54             (8.75)         $178,710
December 31, 2001                                         (.29)            10.69              0.46           156,821
December 31, 2000                                           --             10.94              9.62            94,236
December 31, 1999                                         (.26)             9.98              (.41)           38,566
December 31, 1998***                                      (.09)            10.28              3.69*            1,924
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                        $(.23)           $11.51            (12.46)          $21,758
December 31, 2001                                        (1.85)            13.37             (8.58)           24,735
December 31, 2000                                        (2.09)            16.67             (4.87)           18,984
December 31, 1999                                        (1.43)            19.60             11.76             6,617
December 31, 1998***                                        --             18.95              4.35*            1,319
--------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                        $(.01)            $7.19            (22.39)          $65,834
December 31, 2001                                        (3.61)             9.27            (29.76)           92,817
December 31, 2000                                        (4.95)            18.02            (29.75)          103,129
December 31, 1999                                        (1.85)            30.41             64.56            28,909
December 31, 1998***                                        --             20.28             12.48*              823
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                        $(.44)           $18.64            (18.99)         $612,170
December 31, 2001                                         (.68)            23.44             (6.39)          709,842
December 31, 2000                                        (2.83)            25.76              7.92           513,216
December 31, 1999                                        (2.45)            26.75              1.47           162,112
December 31, 1998**                                         --             28.75              2.61*            7,583
--------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                          $--             $3.73            (29.49)          $31,065
December 31, 2001                                           --              5.29            (32.09)           44,521
December 31, 2000******                                     --              7.79            (22.10)*          41,072
--------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                          $--             $9.32            (20.34)         $119,828
December 31, 2001                                           --             11.70            (19.75)          128,067
December 31, 2000                                           --             14.58             38.86           107,991
December 31, 1999                                           --(e)          10.50             (3.90)           20,162
December 31, 1998***                                      (.01)            10.93              9.40*            2,129
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2002                                          .99              3.13            517.44(f)
December 31, 2001                                          .99(b)           4.12(b)         262.05(f)
December 31, 2000******                                    .95(b)*          5.21(b)*        336.72*
--------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2002                                         1.38               .05            166.36
December 31, 2001                                         1.57              (.13)           101.98
December 31, 2000********                                 1.22*             (.66)*           89.87*
--------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2002                                         1.07              8.20            176.17(f)
December 31, 2001                                         1.01              8.58            139.13(f)
December 31, 2000                                          .93              8.45            169.27
December 31, 1999                                          .93              7.67            117.02
December 31, 1998**                                        .69*             5.74*           186.80
--------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2002                                         1.00              2.58            128.14(f)
December 31, 2001                                          .98              2.69            334.64(f)
December 31, 2000                                          .91              3.27            154.53
December 31, 1999                                          .98              3.00            173.41
December 31, 1998***                                       .67(b)*          1.74(b)*         99.85*
--------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2002                                         1.16              1.87            105.04
December 31, 2001                                         1.06              2.29            187.96(f)
December 31, 2000                                          .94              2.60            159.03
December 31, 1999                                          .92              2.15            149.82
December 31, 1998***                                       .63*             1.82*           133.80
--------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2002                                         1.14               .69            173.27
December 31, 2001                                         1.04              (.02)           186.11
December 31, 2000                                          .91              (.43)           170.41
December 31, 1999                                          .88              (.43)           154.88
December 31, 1998***                                       .59*             (.34)*          164.56
--------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2002                                          .77              1.47             36.01
December 31, 2001                                          .73              1.22             32.75
December 31, 2000                                          .65              1.47             55.04
December 31, 1999                                          .65              1.55             53.68
December 31, 1998**                                        .49*             1.20*            63.62
--------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2002                                         1.21              (.21)            63.30
December 31, 2001                                         1.07              (.39)            83.13
December 31, 2000******                                    .94*             (.39)*           57.60*
--------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2002                                         1.08              0.13             74.33
December 31, 2001                                         1.01              (.13)            53.20
December 31, 2000                                          .94              (.10)            49.10
December 31, 1999                                          .98              (.01)            82.45
December 31, 1998***                                       .71(b)*          (.11)(b)*        39.68*
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
--------------------------------------------------------------------------------------------------------------------
                                                                       Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $8.06              $.74(a)          $(.78)            $(.04)
December 31, 2001                                         8.97               .88(a)           (.54)              .34
December 31, 2000                                        11.08              1.13(a)          (1.97)             (.84)
December 31, 1999                                        11.70              1.11(a)           (.47)              .64
December 31, 1998***                                     12.99               .79(a)          (2.08)            (1.29)
--------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                       $12.60              $.60(a)           $.35              $.95
December 31, 2001                                        12.58               .65(a)            .23               .88
December 31, 2000                                        12.51               .81(a)            .11               .92
December 31, 1999                                        13.73               .76(a)          (1.04)             (.28)
December 31, 1998***                                     12.88               .50(a)            .35               .85
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                       $12.36              $.10(a)         $(2.28)           $(2.18)
December 31, 2001                                        17.67               .09(a)          (3.61)            (3.52)
December 31, 2000                                        21.63               .21(a)          (1.97)            (1.76)
December 31, 1999                                        13.51               .05(a)           8.07              8.12
December 31, 1998***                                     13.44              (.04)(a)           .15               .11
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $9.73              $.09(a)         $(1.42)           $(1.33)
December 31, 2001                                        13.25               .11(a)          (2.79)            (2.68)
December 31, 2000                                        15.22               .13(a)            .08               .21
December 31, 1999                                        12.24               .15(a)           2.83              2.98
December 31, 1998**                                      13.36              (.01)(a)          (.57)             (.58)
--------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $9.75              $.05(a)         $(1.37)           $(1.32)
December 31, 2001                                        13.67               .02(a)          (3.94)            (3.92)
December 31, 2000                                        23.28              (.13)(a)         (8.44)            (8.57)
December 31, 1999                                        11.48              (.16)(a)         11.96             11.80
December 31, 1998***                                     11.39              (.05)(a)(b)        .14               .09
--------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $9.26              $.03(a)         $(2.24)           $(2.21)
December 31, 2001                                        12.31               .01(a)          (3.06)            (3.05)
December 31, 2000                                        15.13              (.01)(a)         (2.81)            (2.82)
December 31, 1999                                        11.64              (.01)(a)          3.50              3.49
December 31, 1998***                                     10.00               .01(a)(b)        1.64              1.65
--------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                        $1.00            $.0120               $--(e)         $.0120
December 31, 2001                                         1.00             .0370                --             .0370
December 31, 2000                                         1.00             .0566                --             .0566
December 31, 1999                                         1.00             .0460                --             .0460
December 31, 1998***                                      1.00             .0338(a)             --             .0338
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                       $16.55             $(.06)(a)        $(4.99)           $(5.05)
December 31, 2001                                        29.77              (.08)(a)         (8.72)            (8.80)
December 31, 2000                                        43.44              (.18)(a)        (10.00)           (10.18)
December 31, 1999                                        26.04              (.15)(a)         17.92             17.77
December 31, 1998***                                     23.94              (.05)(a)          2.15              2.10
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                       $13.42              $.14(a)         $(2.14)           $(2.00)
December 31, 2001                                        13.49               .14(a)            .29               .43
December 31, 2000                                        11.85               .20(a)           2.26              2.46
December 31, 1999                                        12.02               .17(a)           (.13)              .04
December 31, 1998***                                     11.91               .13(a)            .13               .26
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                    Less Distributions:
                                                                            From
                                                          From               Net              From
                                                           Net          Realized            Return
                                                    Investment           Gain on                of
Period ended                                            Income       Investments           Capital
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $(.97)              $--               $--
December 31, 2001                                        (1.25)               --                --
December 31, 2000                                        (1.27)               --                --
December 31, 1999                                        (1.26)               --                --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                        $(.66)              $--               $--
December 31, 2001                                         (.86)               --                --
December 31, 2000                                         (.85)               --                --
December 31, 1999                                         (.73)             (.21)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                        $(.09)              $--               $--
December 31, 2001                                         (.04)            (1.75)               --
December 31, 2000                                         (.41)            (1.79)               --
December 31, 1999                                           --                --                --
December 31, 1998***                                      (.03)               --              (.01)
--------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $(.05)              $--               $--
December 31, 2001                                         (.12)             (.72)               --
December 31, 2000                                         (.68)            (1.50)               --
December 31, 1999                                           --                --                --
December 31, 1998**                                       (.11)             (.37)             (.06)
--------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $(.06)              $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                         (.01)            (1.03)               --(e)
December 31, 1999                                           --(e)             --                --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $(.01)              $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                           --                --                --
December 31, 1999                                           --                --                --
December 31, 1998***                                      (.01)               --                --(e)
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                      $(.0120)              $--               $--
December 31, 2001                                       (.0370)               --                --
December 31, 2000                                       (.0566)               --                --
December 31, 1999                                       (.0460)               --                --
December 31, 1998***                                    (.0338)               --                --
--------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --             (4.42)               --(e)
December 31, 2000                                           --             (3.49)               --
December 31, 1999                                           --              (.37)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                        $(.11)            $(.38)              $--
December 31, 2001                                         (.13)             (.37)               --
December 31, 2000                                         (.18)             (.64)               --
December 31, 1999                                           --              (.21)               --
December 31, 1998***                                      (.13)             (.02)               --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                        $(.97)            $7.05             (0.85)          $79,036
December 31, 2001                                        (1.25)             8.06              3.78            64,972
December 31, 2000                                        (1.27)             8.97             (8.51)           38,039
December 31, 1999                                        (1.26)            11.08              5.81            17,646
December 31, 1998***                                        --             11.70             (9.93)*           1,840
--------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                        $(.66)           $12.89              7.89          $215,874
December 31, 2001                                         (.86)            12.60              7.30           144,380
December 31, 2000                                         (.85)            12.58              7.79            55,669
December 31, 1999                                         (.94)            12.51             (2.16)           18,116
December 31, 1998***                                        --             13.73              6.60*            2,288
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                        $(.09)           $10.09            (17.75)         $308,970
December 31, 2001                                        (1.79)            12.36            (20.61)          252,647
December 31, 2000                                        (2.20)            17.67             (9.61)          197,754
December 31, 1999                                           --             21.63             60.10            40,448
December 31, 1998***                                      (.04)            13.51               .81*            1,234
--------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                        $(.05)            $8.35            (13.77)          $45,744
December 31, 2001                                         (.84)             9.73            (20.81)           41,771
December 31, 2000                                        (2.18)            13.25              1.33            36,934
December 31, 1999                                           --             15.22             24.35            10,652
December 31, 1998**                                       (.54)            12.24             (4.24)*             926
--------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                        $(.06)            $8.37            (13.63)         $122,332
December 31, 2001                                           --              9.75            (28.68)          159,227
December 31, 2000                                        (1.04)            13.67            (38.67)          184,660
December 31, 1999                                           --(e)          23.28            102.80            33,554
December 31, 1998***                                        --             11.48               .79*               85
--------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                        $(.01)            $7.04            (23.87)         $180,341
December 31, 2001                                           --              9.26            (24.78)          261,025
December 31, 2000                                           --             12.31            (18.64)          279,598
December 31, 1999                                           --             15.13             29.98           101,795
December 31, 1998***                                      (.01)            11.64             16.54*            2,619
--------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                      $(.0120)            $1.00              1.20          $154,358
December 31, 2001                                       (.0370)             1.00              3.76           154,176
December 31, 2000                                       (.0566)             1.00              5.82           101,820
December 31, 1999                                       (.0460)             1.00              4.66            41,516
December 31, 1998***                                    (.0338)             1.00              3.42*           13,188
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          $--            $11.50            (30.51)         $125,829
December 31, 2001                                        (4.42)            16.55            (30.14)          200,041
December 31, 2000                                        (3.49)            29.77            (26.20)          231,779
December 31, 1999                                         (.37)            43.44             69.10            62,977
December 31, 1998***                                        --             26.04              8.77*            1,359
--------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                        $(.49)           $10.93            (15.60)          $99,692
December 31, 2001                                         (.50)            13.42              3.32            88,543
December 31, 2000                                         (.82)            13.49             22.37            30,806
December 31, 1999                                         (.21)            11.85               .26             9,541
December 31, 1998***                                      (.15)            12.02              2.28*              414
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2002                                         1.03             10.38             68.41
December 31, 2001                                          .98             10.71             81.97
December 31, 2000                                          .89             11.61             69.05
December 31, 1999                                          .87             10.01             52.96
December 31, 1998***                                       .58*             7.63*            52.00
--------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2002                                          .93              4.79            399.61(f)
December 31, 2001                                          .90              5.26            250.79(f)
December 31, 2000                                          .82              6.74            238.00
December 31, 1999                                          .82              6.14            220.90
December 31, 1998***                                       .56*             4.03*           233.04
--------------------------------------------------------------------------------------------------
Putnam VT International Growth Fund
December 31, 2002                                         1.24               .91             53.20(h)
December 31, 2001                                         1.16               .66             69.81
December 31, 2000                                         1.09              1.13             78.84
December 31, 1999                                         1.17               .31            107.38
December 31, 1998***                                       .83*             (.29)*           98.31
--------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2002                                         1.25              1.03             99.21
December 31, 2001                                         1.20              1.02            154.29
December 31, 2000                                         1.12               .97             82.02
December 31, 1999                                         1.13              1.08             92.27
December 31, 1998**                                        .84*             (.07)*           62.61
--------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2002                                         1.52               .56            136.66
December 31, 2001                                         1.46               .14            198.97
December 31, 2000                                         1.36              (.74)           189.71
December 31, 1999                                         1.56              (.97)           196.53
December 31, 1998***                                      1.18(b)*          (.44)(b)*       157.72
--------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2002                                          .97               .32            122.88
December 31, 2001                                          .88               .02             98.05
December 31, 2000                                          .80              (.06)            76.32
December 31, 1999                                          .86              (.11)            65.59
December 31, 1998***                                       .67(b)*           .03(b)*         42.97*
--------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2002                                          .73              1.19                --
December 31, 2001                                          .67              3.51                --
December 31, 2000                                          .65              5.81                --
December 31, 1999                                          .64              4.61                --
December 31, 1998***                                       .46*             3.18*               --
--------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2002                                          .88              (.44)            68.82
December 31, 2001                                          .81              (.43)            72.16
December 31, 2000                                          .72              (.45)            53.64
December 31, 1999                                          .74              (.47)            71.14
December 31, 1998***                                       .51*             (.25)*           59.75
--------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2002                                         1.03              1.16             60.33
December 31, 2001                                         1.01              1.10             74.80
December 31, 2000                                          .94              1.65             83.62
December 31, 1999                                          .95              1.43             98.21
December 31, 1998***                                       .65*             1.26*           130.96
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Financial Highlights
CLASS IB
--------------------------------------------------------------------------------------------------------------------
                                                                     Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net        Gain(Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period      Income(Loss)       Investments        Operations
--------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                        $5.99             $(.05)(a)        $(1.88)           $(1.93)
December 31, 2001                                        11.03              (.06)(a)         (4.98)            (5.04)
December 31, 2000                                        22.76              (.10)(a)        (11.40)           (11.50)
December 31, 1999                                        10.08              (.10)(a)(b)      12.84             12.74
December 31, 1998***                                     10.00              (.03)(a)(b)        .11               .08
--------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                       $10.94              $.04(a)         $(2.46)           $(2.42)
December 31, 2001                                        14.28               .05(a)          (2.72)            (2.67)
December 31, 2000                                        14.67               .05(a)           (.34)             (.29)
December 31, 1999                                        11.90               .02(a)(b)        3.23              3.25
December 31, 1998****                                    10.00               .02(a)(b)        1.90              1.92
--------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                       $15.03              $.05(a)         $(2.75)           $(2.70)
December 31, 2001                                        12.79               .04(a)           2.27              2.31
December 31, 2000                                        10.30               .05(a)           2.47              2.52
December 31, 1999*****                                   10.00              (.03)(a)           .37               .34
--------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                       $12.92              $.32(a)         $(3.35)           $(3.03)
December 31, 2001                                        18.09               .33(a)          (4.16)            (3.83)
December 31, 2000                                        16.95               .45(a)           2.26              2.71
December 31, 1999                                        18.19               .47(a)           (.69)             (.22)
December 31, 1998***                                     16.19               .29(a)           1.71              2.00
--------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                       $11.34             $(.05)(a)        $(3.42)           $(3.47)
December 31, 2001                                        19.60              (.05)(a)         (6.45)            (6.50)
December 31, 2000                                        20.65              (.08)(a)          (.72)             (.80)
December 31, 1999                                        14.73              (.07)(a)          7.62              7.55
December 31, 1998***                                     13.76              (.02)(a)           .99               .97
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                       $28.56              $.06(a)         $(7.60)           $(7.54)
December 31, 2001                                        48.64               .13(a)         (10.61)           (10.48)
December 31, 2000                                        66.11               .01(a)          (8.99)            (8.98)
December 31, 1999                                        45.81              (.10)(a)         24.62             24.52
December 31, 1998***                                     41.55              (.01)(a)          4.27              4.26
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                        $4.97             $(.05)(a)        $(1.42)           $(1.47)
December 31, 2001                                         7.18              (.07)(a)         (2.14)            (2.21)
December 31, 2000********                                10.00              (.07)(a)         (2.75)            (2.82)
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                  Less Distributions:
                                                                            From
                                                          From               Net              From
                                                           Net          Realized            Return
                                                    Investment           Gain on                of
Period ended                                            Income       Investments           Capital
--------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000                                           --              (.23)               --(e)
December 31, 1999                                           --              (.06)               --
December 31, 1998***                                        --                --                --(e)
--------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                        $(.05)              $--               $--
December 31, 2001                                         (.04)             (.63)               --
December 31, 2000                                           --              (.10)               --
December 31, 1999                                         (.02)             (.46)               --
December 31, 1998****                                     (.01)             (.01)               --
--------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                        $(.03)            $(.14)              $--
December 31, 2001                                           --(e)           (.07)               --
December 31, 2000                                         (.03)               --                --
December 31, 1999*****                                      --              (.03)             (.01)
--------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                        $(.37)              $--               $--
December 31, 2001                                         (.49)             (.85)               --
December 31, 2000                                         (.56)            (1.01)               --
December 31, 1999                                         (.50)             (.52)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --             (1.76)               --(e)
December 31, 2000                                           --              (.25)               --
December 31, 1999                                           --             (1.63)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                        $(.15)              $--               $--
December 31, 2001                                           --             (9.60)               --
December 31, 2000                                           --(e)          (8.49)               --
December 31, 1999                                         (.05)            (4.17)               --
December 31, 1998***                                        --                --                --
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                          $--               $--               $--
December 31, 2001                                           --                --                --
December 31, 2000********                                   --                --                --
--------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                        Investment
                                                                                         Return at       Net Assets,
                                                         Total  Net Asset Value,         Net Asset     End of Period
Period ended                                     Distributions     End of Period       Value(%)(c)    (in thousands)
--------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                          $--             $4.06            (32.22)          $32,536
December 31, 2001                                           --              5.99            (45.69)           55,209
December 31, 2000                                         (.23)            11.03            (51.09)           74,367
December 31, 1999                                         (.06)            22.76            126.45            24,432
December 31, 1998***                                        --(e)          10.08               .82*              541
--------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                        $(.05)            $8.47            (22.20)         $101,445
December 31, 2001                                         (.67)            10.94            (18.83)          119,888
December 31, 2000                                         (.10)            14.28             (1.98)           88,834
December 31, 1999                                         (.48)            14.67             27.69            26,210
December 31, 1998****                                     (.02)            11.90             19.19*              255
--------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                        $(.17)           $12.16            (18.27)         $191,497
December 31, 2001                                         (.07)            15.03             18.13           130,991
December 31, 2000                                         (.03)            12.79             24.44            30,586
December 31, 1999*****                                    (.04)            10.30              3.37*            6,384
--------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                        $(.37)            $9.52            (24.09)          $39,574
December 31, 2001                                        (1.34)            12.92            (22.28)           59,284
December 31, 2000                                        (1.57)            18.09             17.45            48,543
December 31, 1999                                        (1.02)            16.95             (0.79)           11,337
December 31, 1998***                                        --             18.19             12.35*            1,799
--------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          $--             $7.87            (30.60)         $189,445
December 31, 2001                                        (1.76)            11.34            (33.50)          293,140
December 31, 2000                                         (.25)            19.60             (4.09)          297.024
December 31, 1999                                        (1.63)            20.65             52.59            37,506
December 31, 1998***                                        --             14.73              7.05*              851
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                        $(.15)           $20.87            (26.53)         $362,402
December 31, 2001                                        (9.60)            28.56            (22.41)          481,526
December 31, 2000                                        (8.49)            48.64            (16.54)          485,116
December 31, 1999                                        (4.22)            66.11             58.01           155,889
December 31, 1998***                                        --             45.81             10.25*            4,332
--------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                          $--             $3.50            (29.58)          $24,082
December 31, 2001                                           --              4.97            (30.78)           13,245
December 31, 2000********                                   --              7.18            (28.20)*           1,921
--------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST

Financial Highlights (continued)
CLASS IB (continued)
--------------------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                      Ratio of        Investment
                                                      Expenses      Income(Loss)
                                                to Average Net        to Average         Portfolio
Period ended                                      Assets(%)(d)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2002                                         1.15              (.97)            68.02
December 31, 2001                                         1.07              (.86)           116.66
December 31, 2000                                          .96              (.59)            88.63
December 31, 1999                                         1.05(b)           (.68)(b)        127.98
December 31, 1998***                                       .71(b)*          (.42)(b)*        59.93*
--------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2002                                         1.03               .41            154.60
December 31, 2001                                          .96               .46            146.42
December 31, 2000                                          .93               .35            161.52
December 31, 1999                                         1.00(b)            .13(b)         169.16
December 31, 1998****                                      .25(b)*           .15(b)*         19.76*
--------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2002                                         1.17               .36             51.54
December 31, 2001                                         1.16               .33             36.65
December 31, 2000                                         1.25               .44             34.05
December 31, 1999*****                                    1.39*             (.31)*           48.24*
--------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund
December 31, 2002                                         1.04              2.99             42.68
December 31, 2001                                          .95              2.23             93.13
December 31, 2000                                          .87              2.68             28.88
December 31, 1999                                          .86              2.77             26.16
December 31, 1998***                                       .59*             1.98*            24.77
--------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2002                                          .99              (.53)            78.14
December 31, 2001                                          .89              (.39)           112.81
December 31, 2000                                          .82              (.36)           104.60
December 31, 1999                                          .90              (.42)           133.32
December 31, 1998***                                       .62*             (.18)*          116.48
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2002                                          .85               .26             90.52
December 31, 2001                                          .79               .39            105.03
December 31, 2000                                          .71               .02             92.54
December 31, 1999                                          .72              (.21)            85.13
December 31, 1998***                                       .49*             (.04)*           62.99
--------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund II
December 31, 2002                                         1.81             (1.36)            92.27(h)
December 31, 2001                                         1.84             (1.34)           109.55
December 31, 2000********                                  .89*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------

See page 206 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



PUTNAM VARIABLE TRUST

Notes to Financial Highlights

*         Not annualized.

**        For the period April 6, 1998 (commencement of operations) to
          December 31, 1998.

*** For the period April 30, 1998 (commencement of operations) to December 31, 1998.

**** For the period September 30, 1998 (commencement of operations) to December 31, 1998.

***** For the period April 30, 1999 (commencement of operations) to December 31, 1999.

****** For the period February 1, 2000 (commencement of operations) to December 31, 2000.

******* For the period June 14, 2000 (commencement of operations) to December 31, 2000.

******** For the period September 29, 2000 (commencement of operations) to December 31, 2000.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)       Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the following funds reflect a reduction of the following amounts based on average net assets.
                                                12/31/00  12/31/99  12/31/98
                                                --------  --------  --------
          Putnam VT American Government
          Income Fund Class IA                     0.19%
          Putnam VT American Government
          Income Fund Class IB                     0.19%
          Putnam VT The George Putnam Fund
          of Boston Class IA                                           0.28%
          Putnam VT The George Putnam Fund
          of Boston Class IB                                           0.28%
          Putnam VT Health Sciences Fund
          Class IA                                                     0.07%
          Putnam VT Health Sciences Fund
          Class IB                                                     0.07%
          Putnam VT International New
          Opportunities Fund Class IA                                  0.02%
          Putnam VT International New
          Opportunities Fund Class IB                                  0.02%
          Putnam VT Investors Fund Class IA                            0.02%
          Putnam VT Investors Fund Class IB                            0.02%
          Putnam VT OTC & Emerging Growth
          Fund Class IA                                      0.53%     0.71%
          Putnam VT OTC & Emerging Growth
          Fund Class IB                                      0.53%     0.71%
          Putnam VT Research Fund Class IA                   0.54%     0.24%
          Putnam VT Research Fund Class IB                   0.54%     0.24%

(c)       Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).

(e)       Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g)       Amount represents less than 0.01% based on average net assets.

(h) Portfolio turnover excludes the impact of assets received from the acquired fund (Note 5).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.



PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2002

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-five funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund (formerly Putnam VT Global Growth Fund), Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Growth Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund, Putnam VT Voyager Fund and Putnam VT Voyager Fund II.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee. For Putnam VT Global Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International Growth Fund and Putnam VT International New Opportunities Fund, effective October 1, 2002, a redemption fee of 1.00%, which is retained by each fund may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of each fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of that fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. See sections F, G, H, I, J, K and L with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments.

The valuation of Putnam VT Money Market Fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the Trust's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex- dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield to maturity basis.

E) Foreign currency translation The accounting records of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The Trust does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts During the year ended December 31, 2002, each fund except Putnam VT American Government Income Fund, Putnam VT Global Equity Fund, Putnam International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Money Market Fund and Putnam VT Small Cap Value Fund, used futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. All of the funds may write options on securities they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Futures and written option contracts outstanding at period end are listed after each fund's portfolio.

H) Total return swap contracts During the year ended December 31, 2002, Putnam VT Diversified Income Fund and Putnam VT Global Asset Allocation Fund engaged in total return swap agreements, which are arrangements to exchange a market linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. Each fund engaging in total return swaps could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

Swap contracts outstanding at period end are listed after each fund's portfolio.

I) Interest rate swap contracts During the year ended December 31, 2002, Putnam VT Diversified Income Fund and Putnam VT High Yield Fund engaged in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. A portion of the payments received or made upon early termination are recorded as realized gain or loss. Each fund engaging in interest rate swap contracts could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

Swap contracts outstanding at period end are listed after each fund's portfolio.

J) Credit default contracts During the year ended December 31, 2002, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund engaged in credit default contracts, where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds' books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counter party may default on its obligation to perform.

Credit default contracts outstanding at period end are listed after each fund's portfolio.

K) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although a fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA sale commitments outstanding at period end are listed after each fund's portfolio.

M) Security lending During the year ended December 31, 2002, each fund except Putnam VT American Government Income Fund, Putnam VT Income Fund, Putnam VT International Growth and Income Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund and Putnam VT Voyager Fund II, lent securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2002, the value of securities loaned, which is pooled with collateral from other Putnam funds into 26 issuers of high-grade short-term investments, and the cash collateral received by the funds amounted to the following:

                                         Loaned Amount      Cash Collateral
---------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                           $1,033,847           $1,063,996
Putnam VT The George
Putnam Fund of Boston                        1,210,615            1,244,168
Putnam VT Global Asset
Allocation Fund                              9,902,610           10,343,001
Putnam VT Global Equity Fund                 5,722,360            5,914,790
Putnam VT Growth and
Income Fund                                 25,187,273           26,545,094
Putnam VT Growth
Opportunities Fund                             691,315              709,920
Putnam VT Health Sciences Fund               2,733,944            2,846,716
Putnam VT High Yield Fund                       16,966               19,419
Putnam VT International
Growth Fund                                 14,369,021           15,099,028
Putnam VT International New
Opportunities Fund                           1,766,180            1,941,000
Putnam VT Investors Fund                     5,181,902            5,425,420
Putnam VT New Value Fund                    11,735,114           12,867,070
Putnam VT Research Fund                        484,020              509,864
Putnam VT Small Cap
Value Fund                                  35,591,012           38,318,420
Putnam VT Utilities Growth
and Income Fund                             10,210,686           11,030,289
Putnam VT Vista Fund                        13,904,212           14,434,396
Putnam VT Voyager Fund                      46,349,503           47,922,232
---------------------------------------------------------------------------

N) Line of credit Each fund, except for Putnam VT Money Market Fund and Putnam VT American Government Income Fund, has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended December 31, 2002, the funds had no borrowings against the line of credit.

O) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2002, the following funds had capital loss carryovers, which will expire on the following dates:

                                        Loss Carryover      Expiration Date
---------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                              $78,000    December 31, 2008
                                             1,722,000    December 31, 2009
                                             3,677,000    December 31, 2010
Putnam VT Diversified
Income Fund                                 16,535,000    December 31, 2006
                                            29,254,000    December 31, 2007
                                            17,510,000    December 31, 2008
                                            35,797,000    December 31, 2009
                                            39,497,000    December 31, 2010
Putnam VT The George
Putnam Fund of Boston                        7,100,000    December 31, 2008
                                            27,496,000    December 31, 2010
Putnam VT Global Asset
Allocation Fund                             37,368,000    December 31, 2009
                                            65,940,000    December 31, 2010
Putnam VT Global
Equity Fund                                766,368,000    December 31, 2009
                                           194,434,000    December 31, 2010
Putnam VT Growth and
Income Fund                                428,272,000    December 31, 2010
Putnam VT Growth
Opportunities Fund                           9,529,000    December 31, 2008
                                            61,618,000    December 31, 2009
                                            26,053,000    December 31, 2010
Putnam VT Health
Sciences Fund                                1,006,000    December 31, 2006
                                            15,598,000    December 31, 2007
                                            13,938,000    December 31, 2009
                                            43,199,000    December 31, 2010
Putnam VT High Yield Fund                   16,523,000    December 31, 2006
                                            60,940,000    December 31, 2007
                                            69,811,000    December 31, 2008
                                            88,127,000    December 31, 2009
                                           116,537,000    December 31, 2010
Putnam VT Income Fund                          681,000    December 31, 2007
                                            27,878,000    December 31, 2008
Putnam VT International
Growth Fund *                               13,872,000    December 31, 2008
                                            92,019,000    December 31, 2009
                                            99,307,000    December 31, 2010
Putnam VT International
Growth and Income Fund                      65,631,000    December 31, 2009
                                            21,015,000    December 31, 2010
Putnam VT International
New Opportunities Fund                      72,898,000    December 31, 2008
                                           135,535,000    December 31, 2009
                                            37,566,000    December 31, 2010
Putnam VT Investors Fund                     7,569,000    December 31, 2006
                                             7,090,000    December 31, 2007
                                           120,474,000    December 31, 2008
                                           245,199,000    December 31, 2009
                                           109,246,000    December 31, 2010
Putnam VT New
Opportunities Fund                         879,654,000    December 31, 2009
                                           625,132,000    December 31, 2010
Putnam VT New Value
Fund                                        40,731,000    December 31, 2010
Putnam VT OTC &
Emerging Growth Fund                       131,657,000    December 31, 2008
                                           207,253,000    December 31, 2009
                                            46,157,000    December 31, 2010
Putnam VT Research Fund                     62,410,000    December 31, 2009
                                            50,685,000    December 31, 2010
Putnam VT Small Cap
Value Fund                                  30,571,000    December 31, 2010
Putnam VT Utilities Growth
and Income Fund                             38,340,000    December 31, 2009
                                            90,436,000    December 31, 2010
Putnam VT Vista Fund                       363,129,000    December 31, 2009
                                           161,306,000    December 31, 2010
Putnam VT Voyager Fund                     539,958,000    December 31, 2009
                                         1,042,502,000    December 31, 2010
Putnam VT Voyager
Fund II **                                   1,302,000    December 31, 2007
                                             3,172,000    December 31, 2008
                                             3,834,000    December 31, 2009
                                             6,281,000    December 31, 2010
---------------------------------------------------------------------------

 * The cumulative amount of the capital loss carryovers that are listed above for Putnam VT International Growth Fund includes approximately $16,112,000 of capital loss carryover that were acquired in connection with the fund's acquisition of Putnam VT Asia Pacific Growth Fund.

** The cumulative amount of the capital loss carryovers that are listed above for Putnam VT Voyager Fund II includes approximately $5,108,000 of capital loss carryovers that were acquired in connection with the fund's acquisition of Putnam VT Technology Fund.

These capital loss carryovers, available to the extent allowed by tax law, may be used to offset future net capital gains, if any.

Pursuant to federal income tax regulations applicable to regulated investment companies, the following funds have elected to defer to their fiscal year ending December 31, 2003 the following losses recognized during the period November 1, 2002 to December 31, 2002:

                                                                       Post
                                                               October Loss
---------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund                                $224,020
Putnam VT Voyager Fund II                                           838,757
---------------------------------------------------------------------------

P) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. For all other funds, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions of capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, non-taxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies, net operating loss, and income from swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2002, the funds reclassified the following amounts:

                                          Accumulated
                         Undistributed   Net Realized
                                   Net Gain/(Loss) on
                            Investment     Investment     Paid-in-
                         Income/(Loss)   Transactions      Capital
------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund               $(754)           $754          $--
Putnam VT Diversified
Income Fund                 4,363,839      (3,468,422)    (895,417)
Putnam VT The George
Putnam Fund of Boston          (6,617)          6,760         (143)
Putnam VT Global Asset
Allocation Fund             5,148,255      (5,150,415)       2,160
Putnam VT Global Equity
Fund                          859,686        (859,686)          --
Putnam VT Growth and
Income Fund                  (701,063)        701,063           --
Putnam VT Growth
Opportunities Fund             62,341              --      (62,341)
Putnam VT Health Sciences
Fund                          391,331        (391,331)          --
Putnam VT High Yield Fund   3,854,382      (3,069,319)    (785,063)
Putnam VT Income Fund          (9,378)          9,378           --
Putnam VT International
Growth Fund                    20,607     (12,448,193)  12,427,586
Putnam VT International
Growth and Income Fund        602,052        (602,052)          --
Putnam VT International
 New Opportunities Fund       295,755        (295,755)          --
Putnam VT Investors Fund      (10,058)         10,058           --
Putnam VT New
Opportunities Fund          5,038,993              --   (5,038,993)
Putnam VT New Value Fund     (442,466)        442,466           --
Putnam VT OTC &
Emerging Growth Fund          985,797              --     (985,797)
Putnam VT Research Fund      (120,397)        120,397           --
Putnam VT Small Cap Value
Fund                          (65,201)         65,201           --
Putnam VT Utilities Growth
and Income Fund              (360,709)        360,709           --
Putnam VT Vista Fund        2,152,840           1,855   (2,154,695)
Putnam VT Voyager Fund        (86,486)         86,486           --
Putnam VT Voyager Fund II     310,370       1,557,672   (1,868,042)
------------------------------------------------------------------

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


                                                                                             Net
                                                                                      Unrealized        Undistributed
                                            Unrealized           Unrealized        Appreciation/             Ordinary
                                          Appreciation         Depreciation         Depreciation               Income
------------------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund                      $9,845,682           $(483,714)          $9,361,968           $21,031,930
Putnam VT Capital
Appreciation Fund                              423,067          (2,566,093)          (2,143,026)                   --
Putnam VT Diversified
Income Fund                                 30,437,198         (68,992,069)         (38,554,871)           51,964,640
Putnam VT The George Putnam
Fund of Boston                              17,613,928         (46,876,101)         (29,262,173)           15,783,972
Putnam VT Global Asset
Allocation Fund                             10,326,365         (49,396,056)         (39,069,691)           18,067,006
Putnam VT Global Equity Fund                 7,771,872        (103,948,904)         (96,177,032)            8,808,118
Putnam VT Growth and
Income Fund                                446,423,377        (918,221,306)        (471,797,929)          110,368,885
Putnam VT Growth Opportunities Fund          1,663,639         (15,201,374)         (13,537,735)                   --
Putnam VT Health Sciences Fund              20,080,773         (37,510,007)         (17,429,234)            2,376,035
Putnam VT High Yield Fund                   23,058,081        (158,745,213)        (135,687,132)           70,773,471
Putnam VT Income Fund                       31,565,365         (18,340,709)          13,224,656            54,187,856
Putnam VT International Growth Fund          7,206,813        (136,730,337)        (129,523,524)            7,665,878
Putnam VT International Growth and
Income Fund                                  4,681,295         (37,476,239)         (32,794,944)            4,266,036
Putnam VT International New
Opportunities Fund                          11,865,821         (13,670,474)          (1,804,653)              908,695
Putnam VT Investors Fund                    12,844,462         (52,095,924)         (39,251,462)            3,128,771
Putnam VT Money Market Fund                         --                  --                   --                    --
Putnam VT New Opportunities Fund            89,468,060        (436,092,336)        (346,624,276)                   --
Putnam VT New Value Fund                    29,662,137         (67,655,219)         (37,993,082)            6,801,345
Putnam VT OTC & Emerging
Growth Fund                                  2,776,835         (22,047,097)         (19,270,262)                   --
Putnam VT Research Fund                             --         (30,678,554)         (30,678,554)            1,005,255
Putnam VT Small Cap Value Fund              30,815,514         (76,312,064)         (45,496,550)            1,971,724
Putnam VT Utilities Growth and
Income Fund                                 50,781,053         (80,543,037)         (29,761,984)           15,673,828
Putnam VT Vista Fund                        22,569,465         (87,410,880)         (64,841,415)                   --
Putnam VT Voyager Fund                              --        (522,755,997)        (522,755,997)           19,354,680
Putnam VT Voyager Fund II                    1,090,718          (3,366,081)          (2,275,363)                   --
------------------------------------------------------------------------------------------------------------------------

(continued)
                                              Capital loss                                  Cost for
                                              Carryforward                Post-              Federal
                                          or Undistributed              October           Income Tax
                                                      Gain                 Loss             Purposes
----------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund                         $1,313,884                   $--         $676,199,357
Putnam VT Capital
Appreciation Fund                              (5,477,429)             (224,020)          30,677,658
Putnam VT Diversified
Income Fund                                  (138,593,090)                   --          578,714,483
Putnam VT The George Putnam
Fund of Boston                                (34,596,038)                   --          664,006,294
Putnam VT Global Asset
Allocation Fund                              (103,308,451)                   --          504,473,091
Putnam VT Global Equity Fund                 (960,802,782)                   --          828,413,488
Putnam VT Growth and
Income Fund                                  (428,271,825)                   --        5,841,132,088
Putnam VT Growth Opportunities Fund           (97,199,813)                   --           77,657,842
Putnam VT Health Sciences Fund                (73,740,966)                   --          352,595,858
Putnam VT High Yield Fund                    (351,938,714)                   --          724,267,775
Putnam VT Income Fund                         (28,559,559)                   --        1,337,940,779
Putnam VT International Growth Fund          (205,199,307)                   --          883,788,671
Putnam VT International Growth and
Income Fund                                   (86,645,822)                   --          277,832,407
Putnam VT International New
Opportunities Fund                           (245,999,199)                   --          216,719,601
Putnam VT Investors Fund                     (489,578,241)                   --          566,022,072
Putnam VT Money Market Fund                            --                    --          948,473,028
Putnam VT New Opportunities Fund           (1,504,786,000)                   --        2,140,306,556
Putnam VT New Value Fund                      (40,730,950)                   --          520,954,841
Putnam VT OTC & Emerging
Growth Fund                                  (385,066,600)                   --          113,535,527
Putnam VT Research Fund                      (113,095,217)                   --          260,161,846
Putnam VT Small Cap Value Fund                (30,571,236)                   --          491,314,437
Putnam VT Utilities Growth and
Income Fund                                  (128,776,455)                   --          436,898,231
Putnam VT Vista Fund                         (524,434,921)                   --          504,302,777
Putnam VT Voyager Fund                     (1,582,459,834)                   --        3,675,375,427
Putnam VT Voyager Fund II                     (14,589,054)             (838,757)          38,568,463
----------------------------------------------------------------------------------------------------


Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

R) Beneficial interest At December 31, 2002, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 25% to 96% of each fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of each fund. The following summarizes the annual management fee rates in effect at December 31, 2002:

                                                  Rate
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund                      0.80% of the first $500 million of average net assets,
Putnam VT International Growth Fund               0.70% of the next $500 million,
Putnam VT International Growth and Income Fund    0.65% of the next $500 million,
Putnam VT Small Cap Value Fund                    0.60% of the next $5 billion,
                                                  0.575% of the next $5 billion,
                                                  0.555% of the next $5 billion,
                                                  0.54% of the next $5 billion,
                                                  and 0.53% thereafter.
.........................................................................................................
Putnam VT Money Market Fund                       0.45% of first $500 million of average net assets,
                                                  0.35% of the next $500 million,
                                                  0.30% of the next $500 million,
                                                  0.25% of the next $5 billion,
                                                  0.225% of the next $5 billion,
                                                  0.205% of the next $5 billion,
                                                  0.19% of the next $5 billion,
                                                  and 0.18% thereafter.
.........................................................................................................
Putnam VT The George Putnam Fund of Boston        0.65% of first $500 million of average net assets,
Putnam VT Growth and Income Fund                  0.55% of the next $500 million,
Putnam VT Income Fund                             0.50% of the next $500 million,
Putnam VT Investors Fund                          0.45% of the next $5 billion,
Putnam VT Research Fund                           0.425% of the next $5 billion,
Putnam VT Vista Fund                              0.405% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  and 0.38% thereafter.
.........................................................................................................
Putnam VT Diversified Income Fund                 0.70% of first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund            0.60% of the next $500 million,
Putnam VT Health Sciences Fund                    0.55% of the next $500 million,
Putnam VT High Yield Fund                         0.50% of the next $5 billion,
Putnam VT New Opportunities Fund                  0.475% of the next $5 billion,
Putnam VT New Value Fund                          0.455% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund              0.44% of the next $5 billion,
Putnam VT Utilities Growth and Income Fund        and 0.43% thereafter.
Putnam VT Voyager Fund
.........................................................................................................
Putnam VT International New Opportunities Fund    1.00% of the first $500 million of average net assets,
                                                  0.90% of the next $500 million,
                                                  0.85% of the next $500 million,
                                                  0.80% of the next $5 billion,
                                                  0.775% of the next $5 billion,
                                                  0.755% of the next $5 billion,
                                                  0.74% of the next $5 billion,
                                                  and 0.73% thereafter.
.........................................................................................................
Putnam VT American Government Income Fund         0.65% of the first $500 million of average net assets,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $500 million,
                                                  0.45% of the next $5 billion,
                                                  0.425% of the next $5 billion,
                                                  0.405% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $5 billion,
                                                  0.37% of the next $5 billion,
                                                  0.36% of the next $5 billion,
                                                  0.35% of the next $5 billion,
                                                  and 0.34% thereafter.
.........................................................................................................
Putnam VT Growth Opportunities Fund               0.70% of the first $500 million of average net assets,
                                                  0.60% of the next $500 million,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $5 billion,
                                                  0.475% of the next $5 billion,
                                                  0.455% of the next $5 billion,
                                                  0.44% of the next $5 billion,
                                                  0.43% of the next $5 billion,
                                                  and 0.42% thereafter
.........................................................................................................
Putnam VT Capital Appreciation Fund               0.65% of the first $500 million of average net assets,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $500 million,
                                                  0.45% of the next $5 billion,
                                                  0.425% of the next $5 billion,
                                                  0.405% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $5 billion,
                                                  0.37% of the next $5 billion,
                                                  0.36% of the next $5 billion,
                                                  0.35% of the next $5 billion,
                                                  0.34% of the next $5 billion,
                                                  0.33% of the next $8.5 billion,
                                                  and 0.32% thereafter.
.........................................................................................................
Putnam VT Voyager Fund II                         0.70% of the first $500 million of average net assets,
                                                  0.60% of the next $500 million,
                                                  0.55% of the next $500 million,
                                                  0.50% of the next $5 billion,
                                                  0.475% of the next $5 billion,
                                                  0.455% of the next $5 billion,
                                                  0.44% of the next $5 billion,
                                                  0.43% of the next $5 billion,
                                                  0.42% of the next $5 billion,
                                                  0.41% of the next $5 billion,
                                                  0.40% of the next $5 billion,
                                                  0.39% of the next $5 billion,
                                                  0.38% of the next $8.5 billion,
                                                  and 0.37% thereafter.
.........................................................................................................


The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the Trust or funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT International New Opportunities Fund, Putnam VT Investors Fund and Putnam VT New Opportunities Fund to the extent permitted by each fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by that fund. At December 31, 2002, the payable to the subcustodian bank on each of these funds represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby the credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. Certain funds also reduced expenses through brokerage service arrangements. For the year ended December 31, 2002, the funds' expenses were reduced by the following amounts under these arrangements:

Putnam VT American Government Income Fund                $59,705
Putnam VT Capital Appreciation Fund                       14,438
Putnam VT Diversified Income Fund                         40,650
Putnam VT The George Putnam Fund of Boston               156,452
Putnam VT Global Asset Allocation Fund                   269,743
Putnam VT Global Equity Fund                             789,705
Putnam VT Growth and Income Fund                         529,490
Putnam VT Growth Opportunities Fund                       26,368
Putnam VT Health Sciences Fund                           148,627
Putnam VT High Yield Fund                                 17,534
Putnam VT Income Fund                                     60,369
Putnam VT International Growth Fund                      604,390
Putnam VT International Growth and Income Fund           362,933
Putnam VT International New Opportunities Fund           380,935
Putnam VT Investors Fund                                 208,760
Putnam VT Money Market Fund                                7,700
Putnam VT New Opportunities Fund                         332,670
Putnam VT New Value Fund                                 155,441
Putnam VT OTC & Emerging Growth Fund                      44,232
Putnam VT Research Fund                                  105,040
Putnam VT Small Cap Value Fund                           151,456
Putnam VT Utilities Growth and Income Fund               237,671
Putnam VT Vista Fund                                     210,106
Putnam VT Voyager Fund                                   827,069
Putnam VT Voyager Fund II                                 20,025

Each independent Trustee of the funds receives an annual Trustee fee, of which $31,163 has been allocated to the Trust, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

Each fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for each fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Each fund has adopted a distribution plan (the "Plan") with respect to its class IB shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of class IB shares. The Trustees have approved payment by each fund to an annual rate of 0.25% of the average net assets of class IB shares.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2002, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

                                                             U.S. Government
                                                               Obligations                        Other Securities

-----------------------------------------------------------------------------------------------------------------------
                                                     Purchases              Sales          Purchases              Sales
-----------------------------------------------------------------------------------------------------------------------

Putnam VT American Government Income Fund       $2,787,513,893     $2,451,252,327                $--                $--
Putnam VT Capital Appreciation Fund                         --                 --         54,749,624         40,149,740
Putnam VT Diversified Income Fund                  573,315,647        603,918,793        486,572,838        501,255,357
Putnam VT The George Putnam Fund of Boston         117,998,884        667,866,337      1,035,225,087        406,651,139
Putnam VT Global Asset Allocation Fund              12,192,830         10,778,479        434,668,273        566,506,907
Putnam VT Global Equity Fund                                --                 --      1,631,803,085      1,869,522,693
Putnam VT Growth and Income Fund                            --                 --      2,375,250,833      3,331,886,145
Putnam VT Growth Opportunities Fund                         --                 --         48,910,322         55,046,359
Putnam VT Health Sciences Fund                              --                 --        293,664,016        318,849,731
Putnam VT High Yield Fund                                   --                 --        419,149,657        444,891,033
Putnam VT Income Fund                            3,272,372,177      3,302,915,352      2,838,987,797      2,708,404,611
Putnam VT International Growth Fund                         --                 --        512,310,338        388,783,879
Putnam VT International Growth and Income Fund              --                 --        281,068,911        299,019,036
Putnam VT International New Opportunities Fund              --                 --        349,675,951        395,772,884
Putnam VT Investors Fund                                    --                 --        814,489,991        950,622,315
Putnam VT New Opportunities Fund                            --                 --      1,643,415,249      2,159,346,810
Putnam VT New Value Fund                                    --                 --        351,294,204        311,541,650
Putnam VT OTC & Emerging Growth Fund                        --                 --         82,472,836         97,588,448
Putnam VT Research Fund                                     --                 --        413,804,744        424,533,041
Putnam VT Small Cap Value Fund                              --                 --        376,345,476        223,839,909
Putnam VT Utilities Growth and Income Fund           3,335,650          3,340,181        217,756,618        330,018,867
Putnam VT Vista Fund                                        --                 --        432,381,531        524,547,607
Putnam VT Voyager Fund                                      --                 --      3,693,967,690      4,576,014,040
Putnam VT Voyager Fund II                                   --                 --         22,041,403         37,020,850


Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $17,535,293,762 and $17,646,050,429, respectively.

Written option transactions during the year are summarized as follows:

Putnam VT Capital Appreciation Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                        53,000            45,927
Options exercised                                     (4,700)          (14,563)
Options expired                                      (24,300)          (20,115)
Options closed                                       (24,000)          (11,249)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Diversified Income Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                            30            10,222
Options exercised                                         --                --
Options expired                                           --                --
Options closed                                           (30)          (10,222)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT The George Putnam Fund of Boston
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                        22,600            38,691
Options exercised                                    (22,600)          (38,691)
Options expired                                           --                --
Options closed                                            --                --
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                           355           227,742
Options exercised                                         --                --
Options expired                                           --                --
Options closed                                          (355)         (227,742)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Growth Opportunities Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                        41,745            51,994
Options exercised                                         --                --
Options expired                                      (38,558)          (48,817)
Options closed                                        (3,187)           (3,177)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT International Growth Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of               --               $--
------------------------------------------------------------------------------
Options opened                                        22,400             9,211
Options exercised                                         --                --
Options expired                                      (22,400)           (9,211)
Options closed                                            --                --
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT International Growth & Income Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                       276,301            20,530
Options exercised                                   (276,301)          (20,530)
Options expired                                           --                --
Options closed                                            --                --
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Investors Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                       765,183           666,878
Options exercised                                    (32,700)          (44,312)
Options expired                                     (637,183)         (518,517)
Options closed                                       (68,500)          (44,100)
------------------------------------------------------------------------------
Written options outstanding at end of year            26,800           $59,949
------------------------------------------------------------------------------

Putnam VT New Opportunities Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                     1,176,435         1,791,267
Options exercised                                   (260,368)         (208,957)
Options expired                                     (608,398)         (883,641)
Options closed                                      (307,669)         (698,669)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT OTC & Emerging Growth Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                        22,510            54,719
Options exercised                                         --                --
Options expired                                           --                --
Options closed                                        (8,950)          (26,582)
------------------------------------------------------------------------------
Written options outstanding at end of year            13,560           $28,137
------------------------------------------------------------------------------

Putnam VT Research Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                         7,150             4,070
Options exercised                                         --                --
Options expired                                       (2,450)           (1,015)
Options closed                                        (4,700)           (3,055)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Vista Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                       471,655           494,969
Options exercised                                   (129,935)         (147,187)
Options expired                                     (320,720)         (322,057)
Options closed                                       (21,000)          (25,725)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Voyager Fund
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                     1,696,976         2,106,593
Options exercised                                   (182,507)         (206,985)
Options expired                                     (937,166)       (1,187,563)
Options closed                                      (577,303)         (712,045)
------------------------------------------------------------------------------
Written options outstanding at end of year                --               $--
------------------------------------------------------------------------------

Putnam VT Voyager Fund II
------------------------------------------------------------------------------
                                            Contract Amounts Premiums Received
------------------------------------------------------------------------------
Written options outstanding at beginning of year          --               $--
------------------------------------------------------------------------------
Options opened                                         5,964            11,817
Options exercised                                         --                --
Options expired                                         (392)             (537)
Options closed                                        (1,882)           (3,623)
------------------------------------------------------------------------------
Written options outstanding at end of year             3,690            $7,657
------------------------------------------------------------------------------

NOTE 4
CAPITAL SHARES

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                                                Year ended December 31
-----------------------------------------------------------------------------------------------------------------------------
Class IA                                                               2002                                  2001
-----------------------------------------------------------------------------------------------------------------------------
                                                             Shares             Amount             Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                              22,638,295       $269,979,382         12,980,682       $147,695,704
Shares issued in connection
with reinvestment of distributions                          314,054          3,570,785                971             10,809
..............................................................................................................................
                                                         22,952,349        273,550,167         12,981,653        147,706,513
Shares repurchased                                       (3,400,637)       (40,558,600)        (2,889,892)       (32,737,837)
..............................................................................................................................
Net increase                                             19,551,712       $232,991,567         10,091,761       $114,968,676
..............................................................................................................................

Putnam VT Capital Appreciation Fund
Shares sold                                               2,040,122        $14,046,345          1,460,588        $11,814,157
Shares issued in connection
with reinvestment of distributions                            7,138             44,040                 --                 --
..............................................................................................................................
                                                          2,047,260         14,090,385          1,460,588         11,814,157
Shares repurchased                                       (1,221,221)        (8,117,361)          (303,230)        (2,323,365)
..............................................................................................................................
Net increase                                                826,039         $5,973,024          1,157,358         $9,490,792
..............................................................................................................................

Putnam VT Diversified Income Fund
Shares sold                                               2,842,982        $23,760,162          1,860,849        $17,002,170
Shares issued in connection
with reinvestment of distributions                        5,097,837         41,802,270          4,542,666         39,521,197
..............................................................................................................................
                                                          7,940,819         65,562,432          6,403,515         56,523,367
Shares repurchased                                      (12,229,538)      (101,897,153)        (9,331,691)       (82,541,567)
..............................................................................................................................
Net decrease                                             (4,288,719)      $(36,334,721)        (2,928,176)      $(26,018,200)
..............................................................................................................................

Putnam VT The George Putnam Fund of Boston
Shares sold                                               8,917,659        $89,463,084          8,609,614        $91,976,642
Shares issued in connection
with reinvestment of distributions                          916,237          9,776,247            855,961          8,953,349
..............................................................................................................................
                                                          9,833,896         99,239,331          9,465,575        100,929,991
Shares repurchased                                       (2,492,000)       (23,805,234)        (1,219,975)       (12,955,558)
..............................................................................................................................
Net increase                                              7,341,896        $75,434,097          8,245,600        $87,974,433
..............................................................................................................................

Putnam VT Global Asset Allocation Fund
Shares sold                                                 533,476         $6,439,500            346,018         $4,703,859
Shares issued in connection
with reinvestment of distributions                          821,341         10,948,479          6,562,771         86,694,210
..............................................................................................................................
                                                          1,354,817         17,387,979          6,908,789         91,398,069
Shares repurchased                                      (10,249,042)      (124,666,661)       (10,123,947)      (141,066,363)
..............................................................................................................................
Net decrease                                             (8,894,225)     $(107,278,682)        (3,215,158)      $(49,668,294)
..............................................................................................................................

Putnam VT Global Equity Fund
Shares sold                                               1,177,869         $9,255,735          4,473,613        $48,945,691
Shares issued in connection
with reinvestment of distributions                          323,900          2,902,141         38,199,459        380,084,619
..............................................................................................................................
                                                          1,501,769         12,157,876         42,673,072        429,030,310
Shares repurchased                                      (32,494,177)      (258,187,648)       (32,263,881)      (351,564,283)
..............................................................................................................................
Net increase (decrease)                                 (30,992,408)     $(246,029,772)        10,409,191        $77,466,027
..............................................................................................................................

Putnam VT Growth and Income Fund
Shares sold                                               2,628,059        $54,082,601          5,710,671       $140,154,311
Shares issued in connection
with reinvestment of distributions                        6,112,795        144,934,380          9,661,577        229,752,298
..............................................................................................................................
                                                          8,740,854        199,016,981         15,372,248        369,906,609
Shares repurchased                                      (62,815,855)    (1,251,260,263)       (44,644,589)    (1,067,479,417)
..............................................................................................................................
Net decrease                                            (54,075,001)   $(1,052,243,282)       (29,272,341)     $(697,572,808)
..............................................................................................................................

Putnam VT Growth Opportunities Fund
Shares sold                                               1,917,078         $8,447,000          3,407,707        $22,466,349
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
                                                          1,917,078          8,447,000          3,407,707         22,466,349
Shares repurchased                                       (3,797,934)       (16,042,289)        (2,807,723)       (16,650,213)
..............................................................................................................................
Net increase (decrease)                                  (1,880,856)       $(7,595,289)           599,984         $5,816,136
..............................................................................................................................

Putnam VT Health Sciences Fund
Shares sold                                               1,048,142        $11,059,505          2,571,574        $31,349,161
Shares issued in connection
with reinvestment of distributions                           17,570            201,698             16,445            185,990
..............................................................................................................................
                                                          1,065,712         11,261,203          2,588,019         31,535,151
Shares repurchased                                       (7,517,643)       (73,900,902)        (7,492,011)       (89,719,326)
..............................................................................................................................
Net decrease                                             (6,451,931)      $(62,639,699)        (4,903,992)      $(58,184,175)
..............................................................................................................................

Putnam VT High Yield Fund
Shares sold                                               7,585,223        $55,002,247         11,365,542        $96,108,618
Shares issued in connection
with reinvestment of distributions                       10,555,451         76,527,015         12,037,784         97,385,674
..............................................................................................................................
                                                         18,140,674        131,529,262         23,403,326        193,494,292
Shares repurchased                                      (23,810,173)      (170,574,971)       (22,272,120)      (185,862,716)
..............................................................................................................................
Net increase (decrease)                                  (5,669,499)      $(39,045,709)         1,131,206         $7,631,576
..............................................................................................................................

Putnam VT Income Fund
Shares sold                                               7,855,411        $98,388,214          9,170,570       $116,004,826
Shares issued in connection
with reinvestment of distributions                        3,802,210         45,778,607          4,639,436         56,276,353
..............................................................................................................................
                                                         11,657,621        144,166,821         13,810,006        172,281,179
Shares repurchased                                      (10,256,902)      (128,845,380)        (8,195,820)      (102,479,918)
..............................................................................................................................
Net increase                                              1,400,719        $15,321,441          5,614,186        $69,801,261
..............................................................................................................................

Putnam VT International Growth Fund
Shares sold                                               7,246,152        $80,419,310         18,131,059       $263,584,498
..............................................................................................................................
Shares issued in connection
with reinvestment of distributions                          381,547          4,719,741          5,301,172         70,770,656
..............................................................................................................................
Shares issued in connection
with the merger of
Putnam VT Asia Pacific Growth Fund                        4,426,493         42,174,929                 --                 --
..............................................................................................................................
                                                         12,054,192        127,313,980         23,432,231        334,355,154
Shares repurchased                                      (11,583,158)      (129,386,078)       (20,761,193)      (295,868,554)
..............................................................................................................................
Net increase (decrease)                                     471,034        $(2,072,098)         2,671,038        $38,486,600
..............................................................................................................................

Putnam VT International Growth and Income Fund
Shares sold                                               2,518,764        $23,738,704          7,607,808        $85,635,447
..............................................................................................................................
Shares issued in connection
with reinvestment of distributions                          181,470          1,800,180          2,288,803         24,444,418
..............................................................................................................................
                                                          2,700,234         25,538,884          9,896,611        110,079,865
Shares repurchased                                       (6,670,803)       (60,356,197)       (11,560,295)      (126,616,826)
..............................................................................................................................
Net decrease                                             (3,970,569)      $(34,817,313)        (1,663,684)      $(16,536,961)
..............................................................................................................................

Putnam VT International New Opportunities Fund
Shares sold                                               2,504,859        $23,554,706         21,289,410       $241,252,603
Shares issued in connection
with reinvestment of distributions                          115,218          1,121,065                 --                 --
..............................................................................................................................
                                                          2,620,077         24,675,771         21,289,410        241,252,603
Shares repurchased                                       (6,053,631)       (55,793,218)       (25,564,188)      (287,406,580)
..............................................................................................................................
Net decrease                                             (3,433,554)      $(31,117,447)        (4,274,778)      $(46,153,977)
..............................................................................................................................

Putnam VT Investors Fund
Shares sold                                               1,371,128        $10,736,779          2,685,939        $27,484,116
Shares issued in connection
with reinvestment of distributions                          223,032          1,991,677             64,073            631,760
..............................................................................................................................
                                                          1,594,160         12,728,456          2,750,012         28,115,876
Shares repurchased                                      (17,502,489)      (133,996,000)       (11,831,665)      (116,116,342)
..............................................................................................................................
Net decrease                                            (15,908,329)     $(121,267,544)        (9,081,653)      $(88,000,466)
..............................................................................................................................

Putnam VT Money Market Fund*
Shares sold                                                      --       $391,672,445                 --     $1,360,725,013
Shares issued in connection
with reinvestment of distributions                               --         12,151,218                 --         30,910,790
..............................................................................................................................
                                                                 --        403,823,663                 --      1,391,635,803
Shares repurchased                                               --       (503,033,905)                --     (1,135,393,453)
..............................................................................................................................
Net increase (decrease)                                          --       $(99,210,242)                --       $256,242,350
..............................................................................................................................

Putnam VT New Opportunities Fund
Shares sold                                               3,416,035        $48,521,267          6,652,468       $135,837,844
Shares issued in connection
with reinvestment of distributions                               --                 --         41,169,078        712,636,733
..............................................................................................................................
                                                          3,416,035         48,521,267         47,821,546        848,474,577
Shares repurchased                                      (43,558,485)      (574,278,843)       (31,403,315)      (590,391,834)
..............................................................................................................................
Net increase (decrease)                                 (40,142,450)     $(525,757,576)        16,418,231       $258,082,743
..............................................................................................................................

Putnam VT New Value Fund
Shares sold                                               5,995,590        $76,466,531         13,237,005       $179,444,258
Shares issued in connection
with reinvestment of distributions                        1,335,043         17,956,327            992,613         12,993,306
..............................................................................................................................
                                                          7,330,633         94,422,858         14,229,618        192,437,564
Shares repurchased                                       (7,794,320)       (85,379,223)        (2,796,229)       (35,919,095)
..............................................................................................................................
Net increase (decrease)                                    (463,687)        $9,043,635         11,433,389       $156,518,469
..............................................................................................................................

Putnam VT OTC & Emerging Growth Fund
Shares sold                                               4,008,248        $19,276,567         18,471,382       $132,815,890
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
                                                          4,008,248         19,276,567         18,471,382        132,815,890
Shares repurchased                                       (6,740,476)       (32,596,814)       (20,386,698)      (145,347,984)
..............................................................................................................................
Net decrease                                             (2,732,228)      $(13,320,247)        (1,915,316)      $(12,532,094)
..............................................................................................................................

Putnam VT Research Fund
Shares sold                                               1,270,266        $12,222,373          2,965,941        $36,745,033
Shares issued in connection
with reinvestment of distributions                          118,038          1,275,994            981,788         11,015,661
..............................................................................................................................
                                                          1,388,304         13,498,367          3,947,729         47,760,694
Shares repurchased                                       (4,422,913)       (39,561,534)        (1,526,890)       (17,029,512)
..............................................................................................................................
Net increase (decrease)                                  (3,034,609)      $(26,063,167)         2,420,839        $30,731,182
..............................................................................................................................

Putnam VT Small Cap Value Fund
Shares sold                                              10,348,480       $161,461,256         14,021,027       $197,045,613
Shares issued in connection
with reinvestment of distributions                          200,040          3,254,689             40,412            522,118
..............................................................................................................................
                                                         10,548,520        164,715,945         14,061,439        197,567,731
Shares repurchased                                       (8,222,552)      (110,796,120)        (3,372,557)       (44,849,986)
..............................................................................................................................
Net increase                                              2,325,968        $53,919,825         10,688,882       $152,717,745
..............................................................................................................................

Putnam VT Utilities Growth and Income Fund
Shares sold                                                 310,754         $3,366,344            905,068        $13,818,831
Shares issued in connection
with reinvestment of distributions                        1,507,557         18,633,403          4,534,521         69,106,100
..............................................................................................................................
                                                          1,818,311         21,999,747          5,439,589         82,924,931
Shares repurchased                                      (13,422,215)      (137,972,456)        (9,545,806)      (139,432,117)
..............................................................................................................................
Net decrease                                            (11,603,904)     $(115,972,709)        (4,106,217)      $(56,507,186)
..............................................................................................................................

Putnam VT Vista Fund
Shares sold                                               1,473,398        $14,247,962          3,892,486        $54,721,076
Shares issued in connection
with reinvestment of distributions                               --                 --          5,560,884         65,507,209
..............................................................................................................................
                                                          1,473,398         14,247,962          9,453,370        120,228,285
Shares repurchased                                      (10,902,317)       (99,780,873)        (9,563,229)      (121,435,643)
..............................................................................................................................
Net decrease                                             (9,428,919)      $(85,532,911)          (109,859)       $(1,207,358)
..............................................................................................................................

Putnam VT Voyager Fund
Shares sold                                               1,835,574        $45,752,921          3,757,455       $125,187,488
Shares issued in connection
with reinvestment of distributions                        1,201,522         33,891,280         45,894,802      1,375,008,264
..............................................................................................................................
                                                          3,037,096         79,644,201         49,652,257      1,500,195,752
Shares repurchased                                      (39,138,828)      (923,034,532)       (33,114,206)    (1,086,039,194)
..............................................................................................................................
Net increase (decrease)                                 (36,101,732)     $(843,390,331)        16,538,051       $414,156,558
..............................................................................................................................

Putnam VT Voyager Fund II
Shares sold                                               1,674,543         $5,260,422          2,309,778        $13,067,405
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
Shares issued in connection
with the merger of Putnam
VT Technology Fund                                        1,801,381          6,072,870                 --                 --
..............................................................................................................................
                                                          3,475,924         11,333,292          2,309,778         13,067,405
Shares repurchased                                       (1,480,878)        (4,596,471)        (1,234,200)        (6,983,434)
..............................................................................................................................
Net increase                                              1,995,046         $6,736,821          1,075,578         $6,083,971
..............................................................................................................................

                                                                                Year ended December 31
-----------------------------------------------------------------------------------------------------------------------------
Class IB                                                               2002                                  2001
-----------------------------------------------------------------------------------------------------------------------------
                                                             Shares             Amount             Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------

Putnam VT American Government Income Fund
Shares sold                                               8,582,580       $101,560,560          7,856,031        $88,016,972
Shares issued in connection
with reinvestment of distributions                          175,673          1,993,894                586              6,516
..............................................................................................................................
                                                          8,758,253        103,554,454          7,856,617         88,023,488
Shares repurchased                                       (1,706,402)       (20,285,037)        (2,231,934)       (24,974,793)
..............................................................................................................................
Net increase                                              7,051,851        $83,269,417          5,624,683        $63,048,695
..............................................................................................................................

Putnam VT Capital Appreciation Fund
Shares sold                                               1,427,034         $9,676,625          1,187,840         $9,519,924
Shares issued in connection
with reinvestment of distributions                            2,627             16,152                 --                 --
..............................................................................................................................
                                                          1,429,661          9,692,777          1,187,840          9,519,924
Shares repurchased                                         (365,031)        (2,353,628)           (43,415)          (346,089)
..............................................................................................................................
Net increase                                              1,064,630         $7,339,149          1,144,425         $9,173,835
..............................................................................................................................

Putnam VT Diversified Income Fund
Shares sold                                               2,057,036        $17,190,190          3,228,519        $28,714,071
Shares issued in connection
with reinvestment of distributions                        1,009,343          8,226,156            655,355          5,675,376
..............................................................................................................................
                                                          3,066,379         25,416,346          3,883,874         34,389,447
Shares repurchased                                       (1,545,153)       (12,743,407)          (827,494)        (7,284,700)
..............................................................................................................................
Net increase                                              1,521,226        $12,672,939          3,056,380        $27,104,747
..............................................................................................................................

Putnam VT The George Putnam Fund of Boston
Shares sold                                               4,784,140        $48,536,937          6,214,940        $66,310,186
Shares issued in connection
with reinvestment of distributions                          363,368          3,866,238            270,670          2,828,500
..............................................................................................................................
                                                          5,147,508         52,403,175          6,485,610         69,138,686
Shares repurchased                                       (1,086,266)       (10,426,351)          (434,738)        (4,631,331)
..............................................................................................................................
Net increase                                              4,061,242        $41,976,824          6,050,872        $64,507,355
..............................................................................................................................

Putnam VT Global Asset Allocation Fund
Shares sold                                                 564,704         $7,020,290            913,717        $13,024,518
Shares issued in connection
with reinvestment of distributions                           33,605            448,628            184,225          2,437,297
..............................................................................................................................
                                                            598,309          7,468,918          1,097,942         15,461,815
Shares repurchased                                         (557,658)        (6,690,879)          (387,274)        (5,277,047)
..............................................................................................................................
Net increase                                                 40,651           $778,039            710,668        $10,184,768
..............................................................................................................................

Putnam VT Global Equity Fund
Shares sold                                               3,511,459        $26,589,897          4,127,227        $50,330,782
Shares issued in connection
with reinvestment of distributions                            5,664             50,413          2,326,546         23,009,538
..............................................................................................................................
                                                          3,517,123         26,640,310          6,453,773         73,340,320
Shares repurchased                                       (4,375,099)       (33,093,728)        (2,160,988)       (26,158,394)
..............................................................................................................................
Net increase (decrease)                                    (857,976)       $(6,453,418)         4,292,785        $47,181,926
..............................................................................................................................

Putnam VT Growth and Income Fund
Shares sold                                               7,012,536       $150,655,424         11,702,353       $284,867,518
Shares issued in connection
with reinvestment of distributions                          604,206         14,271,333            648,667         15,379,899
..............................................................................................................................
                                                          7,616,742        164,926,757         12,351,020        300,247,417
Shares repurchased                                       (5,055,177)       (99,927,896)        (1,995,139)       (47,565,791)
..............................................................................................................................
Net increase                                              2,561,565        $64,998,861         10,355,881       $252,681,626
..............................................................................................................................

Putnam VT Growth Opportunities Fund
Shares sold                                               1,570,475         $6,612,000          3,873,495        $24,053,308
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
                                                          1,570,475          6,612,000          3,873,495         24,053,308
Shares repurchased                                       (1,647,495)        (6,676,273)          (735,797)        (3,971,111)
..............................................................................................................................
Net increase (decrease)                                     (77,020)          $(64,273)         3,137,698        $20,082,197
..............................................................................................................................

Putnam VT Health Sciences Fund
Shares sold                                               3,832,124        $39,736,188          4,821,956        $57,789,181
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
                                                          3,832,124         39,736,188          4,821,956         57,789,181
Shares repurchased                                       (1,917,989)       (18,740,567)        (1,283,321)       (15,524,910)
..............................................................................................................................
Net increase                                              1,914,135        $20,995,621          3,538,635        $42,264,271
..............................................................................................................................

Putnam VT High Yield Fund
Shares sold                                               5,727,924        $40,334,856          8,983,092        $74,838,836
Shares issued in connection
with reinvestment of distributions                        1,146,656          8,301,787            787,769          6,365,166
..............................................................................................................................
                                                          6,874,580         48,636,643          9,770,861         81,204,002
Shares repurchased                                       (3,726,559)       (26,140,976)        (5,950,434)       (49,585,382)
..............................................................................................................................
Net increase                                              3,148,021        $22,495,667          3,820,427        $31,618,620
..............................................................................................................................

Putnam VT Income Fund
Shares sold                                               5,893,674        $73,655,750          7,088,578        $88,677,137
Shares issued in connection
with reinvestment of distributions                          698,023          8,376,276            410,872          4,975,666
..............................................................................................................................
                                                          6,591,697         82,032,026          7,499,450         93,652,803
Shares repurchased                                       (1,299,939)       (16,274,773)          (464,719)        (5,814,115)
..............................................................................................................................
Net increase                                              5,291,758        $65,757,253          7,034,731        $87,838,688
..............................................................................................................................

Putnam VT International Growth Fund
Shares sold                                             105,246,008     $1,179,792,944         70,643,367       $911,390,877
Shares issued in connection
with reinvestment of distributions                          170,224          2,098,858          1,694,582         22,554,895
..............................................................................................................................
Shares issued in connection
with the merger of Putnam VT
Asia Pacific Growth Fund                                    474,456          4,500,386                 --                 --
..............................................................................................................................
                                                        105,890,688      1,186,392,188         72,337,949        933,945,772
Shares repurchased                                      (95,720,133)    (1,081,986,810)       (63,091,542)      (813,446,556)
..............................................................................................................................
Net increase                                             10,170,555       $104,405,378          9,246,407       $120,499,216
..............................................................................................................................

Putnam VT International Growth and Income Fund
Shares sold                                               7,557,685        $65,814,933          5,584,066        $59,387,384
Shares issued in connection
with reinvestment of distributions                           22,792            225,636            243,324          2,593,831
..............................................................................................................................
                                                          7,580,477         66,040,569          5,827,390         61,981,215
Shares repurchased                                       (6,392,744)       (55,359,469)        (4,322,285)       (46,014,714)
..............................................................................................................................
Net increase                                              1,187,733        $10,681,100          1,505,105        $15,966,501
..............................................................................................................................

Putnam VT International New Opportunities Fund
Shares sold                                               9,845,869        $87,231,805         48,856,494       $552,306,692
Shares issued in connection
with reinvestment of distributions                           97,289            943,705                 --                 --
..............................................................................................................................
                                                          9,943,158         88,175,510         48,856,494        552,306,692
Shares repurchased                                      (11,657,231)      (104,126,080)       (46,041,228)      (521,722,239)
..............................................................................................................................
Net increase (decrease)                                  (1,714,073)      $(15,950,570)         2,815,266        $30,584,453
..............................................................................................................................

Putnam VT Investors Fund
Shares sold                                               1,944,584        $15,704,650          7,273,563        $76,215,949
Shares issued in connection
with reinvestment of distributions                           38,383            341,611                 --                 --
..............................................................................................................................
                                                          1,982,967         16,046,261          7,273,563         76,215,949
Shares repurchased                                       (4,556,717)       (34,054,017)        (1,802,009)       (17,583,425)
..............................................................................................................................
Net increase (decrease)                                  (2,573,750)      $(18,007,756)         5,471,554        $58,632,524
..............................................................................................................................

Putnam VT Money Market Fund*
Shares sold                                                      --       $289,906,710                 --     $1,117,962,552
Shares issued in connection
with reinvestment of distributions                               --          1,893,592                 --          4,731,044
..............................................................................................................................
                                                                 --        291,800,302                 --      1,122,693,596
Shares repurchased                                               --       (291,620,652)                --     (1,070,337,071)
..............................................................................................................................
Net increase                                                     --           $179,650                 --        $52,356,525
..............................................................................................................................

Putnam VT New Opportunities Fund
Shares sold                                                 750,305        $10,300,841          3,444,034        $73,639,553
Shares issued in connection
with reinvestment of distributions                               --                 --          2,183,148         37,593,823
..............................................................................................................................
                                                            750,305         10,300,841          5,627,182        111,233,376
Shares repurchased                                       (1,899,827)       (24,198,757)        (1,323,312)       (25,789,903)
..............................................................................................................................
Net increase (decrease)                                  (1,149,522)      $(13,897,916)         4,303,870        $85,443,473
..............................................................................................................................

Putnam VT New Value Fund
Shares sold                                               3,436,326        $42,118,216          4,872,659        $65,159,898
Shares issued in connection
with reinvestment of distributions                          275,435          3,693,573            117,310          1,533,244
..............................................................................................................................
                                                          3,711,761         45,811,789          4,989,969         66,693,142
Shares repurchased                                       (1,185,059)       (12,922,383)          (677,761)        (9,035,476)
..............................................................................................................................
Net increase                                              2,526,702        $32,889,406          4,312,208        $57,657,666
..............................................................................................................................

Putnam VT OTC & Emerging Growth Fund
Shares sold                                               1,608,505         $8,154,556          6,412,943        $48,317,542
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
                                                          1,608,505          8,154,556          6,412,943         48,317,542
Shares repurchased                                       (2,806,556)       (12,725,869)        (3,941,864)       (28,427,592)
..............................................................................................................................
Net increase (decrease)                                  (1,198,051)       $(4,571,313)         2,471,079        $19,889,950
..............................................................................................................................

Putnam VT Research Fund
Shares sold                                               2,061,580        $20,274,220          5,101,844        $61,403,080
Shares issued in connection
with reinvestment of distributions                           56,902            612,835            437,753          4,902,842
..............................................................................................................................
                                                          2,118,482         20,887,055          5,539,597         66,305,922
Shares repurchased                                       (1,105,792)        (9,637,339)          (798,094)        (9,895,966)
..............................................................................................................................
Net increase                                              1,012,690        $11,249,716          4,741,503        $56,409,956
..............................................................................................................................

Putnam VT Small Cap Value Fund
Shares sold                                              13,232,846       $192,635,826          7,819,762       $109,291,962
Shares issued in connection
with reinvestment of distributions                          113,198          1,833,837             17,873            230,378
..............................................................................................................................
                                                         13,346,044        194,469,663          7,837,635        109,522,340
Shares repurchased                                       (6,314,335)       (85,798,893)        (1,511,613)       (20,375,173)
..............................................................................................................................
Net increase                                              7,031,709       $108,670,770          6,326,022        $89,147,167
..............................................................................................................................

Putnam VT Utilities Growth and Income Fund
Shares sold                                                 386,705         $4,428,287          1,992,577        $30,320,638
Shares issued in connection
with reinvestment of distributions                          141,612          1,746,082            279,834          4,256,277
..............................................................................................................................
                                                            528,317          6,174,369          2,272,411         34,576,915
Shares repurchased                                         (962,331)        (9,687,288)          (365,913)        (5,507,229)
..............................................................................................................................
Net increase (decrease)                                    (434,014)       $(3,512,919)         1,906,498        $29,069,686
..............................................................................................................................

Putnam VT Vista Fund
Shares sold                                               2,420,743        $23,595,064          9,733,895       $133,898,299
Shares issued in connection
with reinvestment of distributions                               --                 --          2,687,073         31,573,112
..............................................................................................................................
                                                          2,420,743         23,595,064         12,420,968        165,471,411
Shares repurchased                                       (4,217,298)       (37,857,210)        (1,721,644)       (21,153,617)
..............................................................................................................................
Net increase (decrease)                                  (1,796,555)      $(14,262,146)        10,699,324       $144,317,794
..............................................................................................................................

Putnam VT Voyager Fund
Shares sold                                               2,303,401        $57,226,863          4,542,624       $154,838,723
Shares issued in connection
with reinvestment of distributions                           94,489          2,654,199          3,496,528        104,371,355
..............................................................................................................................
                                                          2,397,890         59,881,062          8,039,152        259,210,078
Shares repurchased                                       (1,892,907)       (43,226,713)        (1,153,790)       (37,281,729)
..............................................................................................................................
Net increase                                                504,983        $16,654,349          6,885,362       $221,928,349
..............................................................................................................................

Putnam VT Voyager Fund II
Shares sold                                               8,130,516        $34,820,633          4,046,989        $20,964,298
Shares issued in connection
with reinvestment of distributions                               --                 --                 --                 --
..............................................................................................................................
Shares issued in connection
with the merger of
Putnam VT Technology Fund                                 2,599,658          8,724,960                 --                 --
..............................................................................................................................
                                                         10,730,174         43,545,593          4,046,989         20,964,298
Shares repurchased                                       (6,513,404)       (27,631,946)        (1,648,407)        (8,199,892)
..............................................................................................................................
Net increase                                              4,216,770        $15,913,647          2,398,582        $12,764,406
..............................................................................................................................

* Putnam VT Money Market Fund transactions in capital shares were at a constant net asset value of $1.00 per share.



NOTE 5
ACQUISITION OF PUTNAM VT ASIA PACIFIC GROWTH FUND BY PUTNAM VT
INTERNATIONAL GROWTH FUND

On October 14, 2002, Putnam VT International Growth Fund issued 4,426,493 and 474,456 of class IA and class IB shares, respectively, in exchange for 9,641,940 and 1,033,573 class IA and class IB shares of Putnam VT Asia Pacific Growth Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of Putnam VT International Growth Fund and Putnam VT Asia Pacific Growth Fund on October 11, 2002, valuation date, were $642,799,659 and $46,672,139, respectively. On October 11, 2002, Putnam VT Asia Pacific Growth Fund had unrealized depreciation of $12,269,686. The aggregate net assets of the Putnam VT International Growth Fund immediately following the acquisition were $689,471,798.

ACQUISITION OF PUTNAM VT TECHNOLOGY FUND BY PUTNAM VT VOYAGER FUND II

On October 14, 2002, Putnam VT Voyager Fund II issued 1,801,381 and 2,599,658 of class IA and class IB shares, respectively, in exchange for 2,506,215 and 3,623,165 class IA and class IB shares of Putnam VT Technology Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of Putnam VT Voyager Fund II and Putnam VT Technology Fund on October 11, 2002, valuation date, were $17,548,150 and $14,797,830, respectively. On October 11, 2002, Putnam VT Technology Fund had unrealized depreciation of $8,441,910. The aggregate net assets of Putnam VT Voyager Fund II immediately following the acquisition were $32,345,980.


PUTNAM VARIABLE TRUST

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, Putnam VT American Government Income Fund hereby designates $1,313,884 as capital gain, for its taxable year ended December 31, 2002. None of the other funds reported any capital gain designations for the period.

For the year ended December 31, 2002, a portion of Putnam VT Capital Appreciation Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

For the year ended December 31, 2002, interest and dividends from foreign countries (as well as per share numbers, which is based on all share classes) and taxes paid to foreign countries (as well as per share numbers, which is based on all share classes) were the following:


                                               Interest and      Per
Fund Name                                         Dividends    Share  Taxes Paid   Per Share
---------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund               $--      $--         $--         $--
Putnam VT Capital Appreciation Fund                      --       --          --          --
Putnam VT Diversified Income Fund                        --       --          --          --
Putnam VT The George Putnam Fund of Boston               --       --          --          --
Putnam VT Global Asset Allocation Fund                   --       --          --          --
Putnam VT Global Equity Fund                             --       --          --          --
Putnam VT Growth and Income Fund                         --       --          --          --
Putnam VT Growth Opportunities Fund                      --       --          --          --
Putnam VT Health Sciences Fund                           --       --          --          --
Putnam VT High Yield Fund                                --       --          --          --
Putnam VT Income Fund                                    --       --          --          --
Putnam VT International Growth Fund              16,852,787     0.23   1,979,116        0.03
Putnam VT International Growth and Income Fund    7,046,247     0.24     772,873        0.03
Putnam VT International New Opportunities Fund    5,383,029     0.21     636,764        0.02
Putnam VT Investors Fund                                 --       --          --          --
Putnam VT Money Market Fund                              --       --          --          --
Putnam VT New Opportunities Fund                         --       --          --          --
Putnam VT New Value Fund                                 --       --          --          --
Putnam VT OTC & Emerging Growth Fund                     --       --          --          --
Putnam VT Research Fund                                  --       --          --          --
Putnam VT Small Cap Value Fund                           --       --          --          --
Putnam VT Utilities Growth and Income Fund               --       --          --          --
Putnam VT Vista Fund                                     --       --          --          --
Putnam VT Voyager Fund                                   --       --          --          --
Putnam VT Voyager Fund II                                --       --          --          --

Each fund has designated the following amounts of the distributions from net investment income as qualifying for the dividends received deduction for corporations:

Putnam VT American Government Income Fund                                                 --%
Putnam VT Capital Appreciation Fund                                                   100.00
Putnam VT Diversified Income Fund                                                       1.62
Putnam VT The George Putnam Fund of Boston                                             43.24
Putnam VT Global Asset Allocation Fund                                                 20.25
Putnam VT Global Equity Fund                                                           78.13
Putnam VT Growth and Income Fund                                                      100.00
Putnam VT Growth Opportunities Fund                                                       --
Putnam VT Health Sciences Fund                                                        100.00
Putnam VT High Yield Fund                                                               4.76
Putnam VT Income Fund                                                                     --
Putnam VT International Growth Fund                                                       --
Putnam VT International Growth and Income Fund                                            --
Putnam VT International New Opportunities Fund                                            --
Putnam VT Investors Fund                                                              100.00
Putnam VT Money Market Fund                                                               --
Putnam VT New Opportunities Fund                                                          --
Putnam VT New Value Fund                                                              100.00
Putnam VT OTC & Emerging Growth Fund                                                      --
Putnam VT Research Fund                                                               100.00
Putnam VT Small Cap Value Fund                                                        100.00
Putnam VT Utilities Growth and Income Fund                                             83.50
Putnam VT Vista Fund                                                                      --
Putnam VT Voyager Fund                                                                100.00
Putnam VT Voyager Fund II                                                                 --


PUTNAM VARIABLE TRUST

Results of September 12, 2002 Putnam VT Asia Pacific Growth
Fund shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam VT Asia Pacific Growth Fund to Putnam VT International Growth Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam VT International Growth Fund and the assumption by Putnam VT International Growth Fund of all the liabilities of Putnam VT Asia Pacific Growth Fund, and the distribution of such shares to the shareholders of Putnam VT Asia Pacific Growth Fund in complete liquidation of the fund was passed as follows: 11,342,644 votes for, 648,538 votes against, with 760,078 abstentions and broker non-votes.

Results of September 12, 2002 Putnam VT Technology
Fund shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002. At the meeting, a proposal recommending the agreement and plan of reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam VT Technology Fund to Putnam VT Voyager Fund II in exchange for the issuance and delivery of shares of beneficial interest of Putnam VT Voyager Fund II and the assumption by Putnam VT Voyager Fund II of all the liabilities of Putnam VT Technology Fund, and the distribution of such shares to the shareholders of Putnam VT Technology Fund in complete liquidation of the fund was passed as follows: 6,439,135 votes for, 398,927 votes against, with 502,277 abstentions and broker non-votes.




Trustees and Officers of the Putnam Funds

Name, Address, 1
Date of Birth,
Position(s) Held with Fund
and Length of Service        Principal Occupation(s)
as a Putnam Fund Trustee 2   During Past 5 Years          Other Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),  President, Baxter            Director of ASHTA Chemicals, Inc., Banta Corporation
Trustee since 1994           Associates, Inc.             (a printing and digital imaging firm), Intermatic Corporation
                             (a management                (manufacturer of energy control products), Ryerson Tull, Inc.
                             consulting and private       (a steel service corporation), Advocate Health Care, and the
                             investments firm)            National Center for Nonprofit Boards. Chairman Emeritus
                                                          of the Board of Trustees, Mount Holyoke College. Also held various positions in investment banking and corporate finance, including Vice
                                                          President and principal of the Regency Group and consultant to First
                                                          Boston Corp.

Charles B. Curtis (4/27/40), President and Chief          Member of the Council on Foreign Relations, the Electric Power
Trustee since 2001           Operating Officer,           Research Institute Advisory Council, the Board of Directors of
                             Nuclear Threat               the Gas Technology Institute, the University of Chicago Board of
                             Initiative (a private        Governors for Argonne National Laboratory, the Board of
                             foundation dedicated         Directors of the Environment and Natural Resources Program
                             to reducing the threat       Steering Committee, John F. Kennedy School of Government,
                             of weapons of mass           Harvard University. Prior to 2002, Mr. Curtis was a member of
                             destruction), also serves    the Board of Directors of the Gas Technology Institute. Until
                             as Senior Advisor to the     2001, Mr. Curtis was a Member of the Department of Defense's
                             United Nations               Policy Board and Director of EG&G Technical Services, Inc.
                             Foundation                   (fossil energy research and development support) and prior to May 1997,
                                                          Mr. Curtis was Deputy Secretary of Energy.

John A. Hill (1/31/42),      Vice-Chairman and            Director of Devon Energy Corporation (formerly known as
Trustee since 1985 and       Managing Director,           Snyder Oil Corporation), TransMontaigne Oil Company,
Chairman since 2000          First Reserve                Continuum Health Partners of New York, Sarah Lawrence
                             Corporation                  College, and various private companies owned by First Reserve
                             (a registered investment     Corporation. Trustee of TH Lee, Putnam Investment Trust
                             advisor investing in         (a closed-end investment company). Prior to acquiring First
                             companies in the             Reserve in 1983, Mr. Hill held executive positions with several
                             world-wide energy            advisory firms and various positions with the federal government,
                             industry on behalf of        including Associate Director of the Office of Management and
                             institutional investors)     Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson            Private investor             Former Chairman, President, and Chief Executive Officer of
(12/17/43),                                               Fisher-Price, Inc. (a toy manufacturer). Previously served as
Trustee since 1996                                        President and Chief Executive Officer of Stride-Rite, Inc. and Kenner
                                                          Parker Toys. Also held financial and marketing positions with General
                                                          Mills, Parker Brothers, and Talbots. President of the Kathleen and
                                                          Ronald J. Jackson Foundation (charitable trust). Member of the Board of
                                                          Overseers of WGBH (public television and radio). Member of the Board of
                                                          Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47),    Elizabeth and James          Director, National Grid Transco (formerly National Grid Group,
Trustee since 1997           Killian Professor of         a UK-based holding company with interests in electric and gas
                             Economics and                transmission and distribution and telecommunications
                             Management and               infrastructure), and the Whitehead Institute for Biomedical
                             Director of the Center       Research (a non-profit research institution). President of the
                             for Energy and               Yale University Council. Prior to February 2002, March 2000,
                             Environmental Policy         and September 1998, Dr. Joskow was a Director of State Farm
                             Research, Massachusetts      Indemnity Company (an automobile insurance company),
                             Institute of Technology      Director of New England Electric System (a public utility
                                                          holding company) and a consultant to National Economic Research
                                                          Associates, respectively.

Elizabeth T. Kennan          Chairman, Cambus-            Director, Northeast Utilities, and Talbots (a distributor of
(2/25/38),                   Kenneth Bloodstock (a        women's apparel). Trustee of Centre College. Prior to 2001,
Trustee since 1992           limited liability company    Dr. Kennan was a member of the Oversight Committee of
                             involved in thoroughbred     Folger Shakespeare Library. Prior to September 2000,
                             horse breeding and           June 2000, and November 1999, Dr. Kennan was a Director of
                             farming), President          Chastain Real Estate, Bell Atlantic, and Kentucky Home Life
                             Emeritus of Mount            Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee
                             Holyoke College              of Notre Dame University. For 12 years, she was on the faculty of
                                                          Catholic University.

John H. Mullin, III          Chairman and CEO             Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a
(6/15/41),                   of Ridgeway Farm             packaging company), The Liberty Corporation (a company
Trustee since 1997           (a limited liability         engaged in the broadcasting industry), and Progress
                             company engaged in           Energy, Inc. (a utility company, formerly known as Carolina
                             timber and farming)          Power & Light). Trustee Emeritus of Washington & Lee University. Prior
                                                          to October 1997, January 1998, and May 2001, Mr. Mullin was a Director
                                                          of Dillon, Read and Co. Inc., The Ryland Group, Inc., and Graphic
                                                          Packaging International Corp., respectively.

Robert E. Patterson          Senior Partner of Cabot      Chairman of the Joslin Diabetes Center, Trustee of SEA
(3/15/45),                   Properties, LLP and          Education Association, and Director of Brandywine Trust
Trustee since 1984           Chairman of Cabot            Company (a trust company). Prior to February 1998,
                             Properties, Inc.             Mr. Patterson was Executive Vice President and Director of Acquisitions
                                                          of Cabot Partners Limited Partnership. Prior to December 2001, Mr.
                                                          Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was
                                                          Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the
                                                          predecessor of Cabot Partners, and prior to that was Senior Vice
                                                          President of the Beal Companies.

W. Thomas Stephens           Corporate Director           Director of Xcel Energy Incorporated (public utility company),
(9/2/42),                                                 TransCanada Pipelines, Norske Canada, Inc. (paper
Trustee since 1997                                        manufacturer), Qwest Communications (communications company) and
                                                          Mail-Well (printing and envelope company). Prior to July 2001 and
                                                          October 1999, Mr. Stephens was Chairman of Mail-Well and
                                                          MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike        Director of various          Trustee of Northeastern University and Honorary Trustee of
(3/28/33),                   corporations and             Massachusetts General Hospital. Prior September 2000, April 2000,
Trustee since 1992           charitable                   and December 2001, Mr. Thorndike was a Director of Bradley
                             organizations,               Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a
                             including Courier            Trustee of Cabot Industrial Trust, respectively. Previously served
                             Corporation (a book          as Chairman of the Board and managing partner of Wellington
                             manufacturer) and            Management/Thorndike Doran Paine & Lewis, and Chairman and
                             Providence Journal Co.       Director of Ivest Fund.
                             (a newspaper publisher)

Lawrence J. Lasser*          President and Chief          Director of Marsh & McLennan Companies, Inc. and the United
(11/1/42),                   Executive Officer of         Way of Massachusetts Bay. Member of the Board of Governors of
Trustee since 1992           Putnam Investments           the Investment Company Institute, Trustee of the Museum of Fine
Vice President since 1981    and Putnam                   Arts, Boston, a Trustee and Member of the Finance and
                             Management                   Executive Committees of Beth Israel Deaconess Medical Center, Boston,
                                                          and a Member of the CareGroup Board of Managers Investment Committee,
                                                          the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III*          President, New               Director of The Boston Family Office, L.L.C. (registered
(8/10/51),                   Generation Research,         investment advisor), Trustee of the SEA Education Association,
Trustee since 1984 and       Inc. (a publisher of         Trustee of St. Mark's School, and Trustee of Shore Country Day
President since 2000         financial advisory and       School. Previously, Mr. Putnam was an attorney with the firm of
                             other research services      Dechert Price & Rhoads.
                             relating to bankrupt and
                             distressed companies)
                             and New Generation
                             Advisers, Inc.
                             (a registered
                             investment adviser)

A.J.C. Smith* (4/13/34),     Director of Marsh &          Director of Trident Corp. (a limited partnership with over 30
Trustee since 1986           McLennan                     institutional investors). Trustee of the Carnegie Hall Society, the
                             Companies, Inc.              Educational Broadcasting Corporation and the National Museums of
                                                          Scotland. Chairman of the Central Park Conservancy. Member of the Board
                                                          of Overseers of the Joan and Sanford I. Weill Graduate School of Medical
                                                          Sciences of Cornell University. Fellow of the Faculty of Actuaries in
                                                          Edinburgh, the Canadian Institute of Actuaries, and the Conference of
                                                          Actuaries. Associate of the Society of Actuaries. Member of the American
                                                          Actuaries, the International Actuarial Association and the International
                                                          Association of Consulting Actuaries. Prior to May 2000 and November
                                                          1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan
                                                          Companies, Inc.
---------------------------------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109.  As of December 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund,
  Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.
  George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and
  Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh &
  McLennan Companies, Inc.





Officers of the Funds

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address,1 Date of Birth,
Position(s) Held with Fund       Length of Service  Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Charles E. Porter                Since 1989         Managing Director, Putnam Investments and Putnam Management
(7/26/38), Executive Vice
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty             Since 1993         Senior Vice President, Putnam Investments and Putnam Management
(12/1/46), Senior Vice
President

Karnig H. Durgarian              Since 2002         Senior Managing Director, Putnam Investments
(1/13/56), Vice President and
Principal Executive Officer

Steven D. Krichmar               Since 2002         Managing Director, Putnam Investments.
(6/27/58), Vice President and                       Prior to July 2001, Partner, PricewaterhouseCoopers LLP
Principal Financial Officer

Michael T. Healy                 Since 2000         Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                Since 1994         Managing Director, Putnam Investments and Putnam Management
(2/27/63), Vice President

Charles E. Haldeman Jr.          Since 2002         Senior Managing Director, Putnam Investments and Putnam
(10/29/48), Vice President                          Management. Prior to October 2002, Chief Executive Officer,
                                                    Lincoln National Investment Companies; prior to January 2000,
                                                    President and Chief Operating Officer, United Asset Management.

Richard G. Leibovitch            Since 1999         Managing Director, Putnam Investments and Putnam Management.
(10/31/63), Vice President                          Prior to February 1999, Managing Director, J.P. Morgan

Beth S. Mazor                    Since 2002         Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan              Since 1998         Senior Managing Director, Putnam Investments and Putnam
(8/25/54), Vice President                           Retail Management. Prior to November 1998, Managing Director,
                                                    Merrill Lynch

Stephen M. Oristaglio            Since 1998         Senior Managing Director, Putnam Investments and Putnam
(8/21/55), Vice President                           Management. Prior to July 1998, Managing Director, Swiss Bank
                                                    Corp.

Gordon H. Silver                 Since 1990         Senior Managing Director, Putnam Investments, Putnam
(7/3/47), Vice President                            Management and Putnam Retail Management

Mark C. Trenchard                Since 2002         Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                     Since 1993         Clerk and Assistant Treasurer, The Putnam Funds
(6/7/45), Clerk and
Assistant Treasurer

Kevin M. Cronin                  Since 1998         Managing Director of Putnam Management.
(6/13/61), Vice President

Joseph P. Joseph                 Since 1999         Managing Director of Putnam Management.
(6/4/58), Vice President

Omid Kamshad                     Since 1996         Managing Director of Putnam Management.
(9/12/62), Vice President

Jeffrey L. Knight                Since 2001         Managing Director of Putnam Management.
(4/11/65), Vice President

Deborah F. Kuenstner             Since 2000         Managing Director of Putnam Management.
(7/9/58), Vice President

William J. Landes                Since 2002         Managing Director of Putnam Management.
(1/16/53), Vice President

Daniel L. Miller                 Since 1990         Managing Director of Putnam Management.
(8/17/57), Vice President

Brian P. O'Toole                 Since 2002         Managing Director of Putnam Management.
(7/23/63), Vice President

Stephen C. Peacher               Since 2002         Managing Director of Putnam Management.
(6/15/64), Vice President

Justin M. Scott                  Since 1991         Managing Director of Putnam Management.
(9/16/57), Vice President

Edward T. Shadek, Jr.            Since 1999         Managing Director of Putnam Management.
(10/15/60), Vice President

Paul C. Warren                   Since 2001         Managing Director of Putnam Management.
(10/6/60), Vice President

Eric M. Wetlaufer                Since 1997         Managing Director of Putnam Management.
(4/13/62), Vice President
-------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.




THIS PAGE LEFT BLANK INTENTIONALLY



Putnam
Variable
Trust

FUND INFORMATION

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray

Independent Accountants

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman,
George Putnam, III, President
Jameson Adkins Baxter, Charles B. Curtis,
Ronald J. Jackson, Paul L. Joskow,
Elizabeth T. Kennan, Lawrence J. Lasser,
John H. Mullin III, Robert E. Patterson,
A.J.C. Smith, W. Thomas Stephens,
W. Nicholas Thorndike


PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.


AN505  200877  2/03